EATON VANCE EQUITY RESEARCH FUND


                                  Supplement to
                         Prospectus dated March 1, 2005


1.   THE DATE OF THE PROSPECTUS IS MAY 30, 2005.


2.   THE FOLLOWING IS ADDED TO "MANAGEMENT" UNDER "MANAGEMENT AND ORGANIZATION":


The Statement of Additional Information provides information regarding the basis for the Trustees' approval of the Fund's investment advisory agreement.


May 30, 2005

{LOGO}






                           Eaton Vance Equity Research
                                      Fund

               A diversified fund seeking long-term capital growth

                                Prospectus Dated

                                  March 1, 2005



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



Information in this prospectus
                                       Page                                 Page
--------------------------------------------------------------------------------
Fund Summary                            2       Sales Charges                  9
Investment Objective & Principal                Redeeming Shares              10
  Policies and Risks                    5       Sharheolder Account
Management and Organization             6         Features                    11
Valuing Shares                          7       Tax Information               12
Purchasing Shares                       7       Financial Highlights          13
--------------------------------------------------------------------------------



 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies. The investment objective of the Fund is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Fund generally intends to maintain investments in all or substantially all of the market sectors represented in the Standard & Poor's 500 Index (the "S&P 500"). Although it invests primarily in domestic securities, the Fund may invest up to 25% of its assets in foreign securities.

The portfolio securities of the Fund are selected by a team of equity research analysts, with each analyst responsible for Fund investments in his or her area of research coverage. Allocations among market sectors will be determined by the analysts under the direction of the investment team leader, using the weightings of the S&P 500 as a benchmark.

Principal Risk Factors. The value of Fund shares is sensitive to stock market volatility. If there is a general decline in the value of publicly-traded stocks, the value of the Fund's shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. The Fund seeks to minimize stock-specific risk by diversifying its holdings among many companies and industries.

Because the Fund invests a portion of its assets in foreign securities, the value of Fund shares may be affected by changes in currency exchange rates and other developments abroad.

Derivative transactions (such as the purchase of put options, futures contracts and options thereon and options on securities, currencies and securities indices and the sale of call options and stock index futures) subject the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty, or unexpected price or interest rate movements.

The Fund is not a complete investment program and you may lose money by investing. Shareholders should invest for the long-term. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance for each calendar year through December 31, 2004. During this period, the expenses of the Fund were subsidized. Absent the subsidy, Fund performance would have been lower. The returns in the bar chart do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains the returns for a Fund share and a comparison to the performance of a broad-based index of domestic equity stocks. Returns in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

                -20.80%         24.69%          12.27%
        -------------------------------------------------------
                2002            2003            2004

For the period from December 31, 2001 through December 31, 2004, the highest quarterly total return for the Fund was 14.59% for the quarter ended June 30, 2003, and the lowest quarterly return was -16.29% for the quarter ended September 30, 2002.

                                                           One        Life of
Average Annual Total Return as of December 31, 2004        Year        Fund
-------------------------------------------------------------------------------
Return Before Taxes                                        5.86%       1.74%
Return After Taxes on Distributions                        5.81%       1.72%
Return After Taxes on Distributions
  and the Sale of Fund Shares                              3.87%       1.48%
S&P 500 Index (reflects no deduction for fees,
expenses or taxes)                                         10.87%      3.77%


These returns reflect the maximum sales charge (5.75%) for the Fund. The Fund commenced operations November 1, 2001. Life of Fund returns are calculated from November 30, 2001. The S&P 500 Index is a broad-based, unmanaged index of common stocks commonly used as a measure of U.S. stock market performance. Investors cannot invest directly in an index. (Source for the S&P 500 Index returns:
Thomson Financial.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
  (as a percentage of offering price)                           5.75%
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of net
  asset value at time of purchase or
  time of redemption)                                           None
Maximum Sales Charge (Load)
  Imposed on Reinvested Distributions                           None
Exchange Fee                                                    None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                 0.80%
Distribution and Service (12b-1) Fees                            n/a
Other Expenses*                                                 4.87%
                                                                -----
Total Annual Fund Operating Expenses**                          5.67%

*    Other  Expenses  includes a 0.25%  service  fee paid  pursuant to a Service
     Plan.
**   During the  fiscal  year  ended  October  31,  2004,  Total Fund  Operating
     Expenses incurred by the Fund were 1.40% due to fee waivers by the investment adviser and administrator, and an expense allocation to the investment adviser. These fee waivers and expense arrangements could be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
Fund shares             $1,108          $2,162          $3,203           $5,743

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Fund's investment objective may not be changed without shareholder approval. Certain of the Fund's policies may be changed by the Trustees without shareholder approval.

Under normal market conditions, the Fund will invest at least 80% of its net assets in a broadly diversified selection of common stocks (the "80% policy"). This policy will not be changed unless Fund shareholders are given 60 days' notice of the change. For purposes of the 80% policy, "net assets" includes any borrowings for investment purposes. The Fund generally intends to maintain investments in all or substantially all of the market sectors represented in the S&P 500. Particular stocks owned by the Fund will not mirror the S&P 500. The Fund may also invest up to 10% of its assets in unaffiliated investment companies.

The portfolio securities of the Fund are selected by a team of investment research analysts in the investment adviser's equity research group. Each analyst will maintain responsibility for Fund investments in his or her area of research coverage. Allocations among market sectors will be determined by the analysts under the direction of the portfolio coordinator, using as a benchmark the market sector weightings of the S&P 500. In selecting and managing the Fund's securities portfolio, the team of equity research analysts makes investment judgments primarily on the basis of fundamental research analysis. Fundamental research involves consideration of the various company-specific and general business, economic and market factors that influence the future performance of individual companies and equity investments therein.

Derivative instruments, such as the purchase of put options, futures contracts and options thereon and options on securities, currencies and securities indices, the sale of call options and stock index futures, may be used by the Fund to enhance returns, to protect against price declines or as a substitute for the purchase or sale of securities. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by the Fund. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security. Derivative hedging transactions may not be effective because of imperfect correlation and other factors.

The Fund may invest up to 25% of assets in foreign securities, some of which may be located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. These risks can be more significant for securities traded in less developed, emerging market countries. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities); such investments are not subject to the Fund's 25% limitation on investing in foreign securities.

The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this

Prospectus or in the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

The Fund's investment policies include a fundamental investment provision allowing the Fund to invest substantially all of its investable assets in one or more open-end management investment companies having substantially the same investment policies and restrictions as the Fund. Any such company or companies would be advised by the Fund's investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Fund. The Fund may initiate investments in one or more investment companies at any time without shareholder approval.

MANAGEMENT AND ORGANIZATION

Management. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Fund. Under its investment advisory agreement, Eaton Vance receives a monthly advisory fee equal to 0.65% annually of the average daily net assets of the Fund up to $500 million. On net assets of $500 million and over the annual fee is reduced. For the fiscal year ended October 31, 2004, absent a fee reduction, Eaton Vance would have earned advisory fees equivalent to 0.65% of the Fund's average daily net assets.

The day-to-day management of the Fund's portfolio is the responsibility of a team of analysts supervised by Walter A. Row, III, who has acted as the investment team leader since the Fund commenced operations. The team meets periodically to discuss investment policy and procedures and to provide investment research for the Fund. Mr. Row is a senior analyst and Vice President of Eaton Vance. He also manages other Eaton Vance portfolios. As team leader, Mr. Row coordinates the allocation of Fund assets among the market sectors, using the weightings of the S&P 500 as a benchmark. The various team members are responsible for choosing the particular securities within their sectors or industries. The members of his investment team are as follows:

Michael A. Allison is an equity analyst covering the telecom services, telecom equipment and capital goods sectors. He has been a Vice President of Eaton Vance since he joined Eaton Vance in 2000. Prior to joining Eaton Vance, Mr. Allison was a Vice President and research analyst at Schroders Investment Management.

Maynard G. Brandon is a Vice President of Eaton Vance and an equity analyst covering the computer and business equipment, electronic instruments and semiconductors industries.

Aamer Khan is an equity analyst covering regional banks, specialty finance, integrated oil companies, builders and paper. He has been a Vice President of Eaton Vance since he joined Eaton Vance in 2000. Prior to joining Eaton Vance, Mr. Khan was an Investment Officer at Principal Financial Group - Investa Capital Management.

Lewis R. Piantedosi is a Vice President of Eaton Vance and an equity analyst covering retailers and consumer and household products. He is a co-manager of other Eaton Vance portfolios.

The Statement of Additional Information provides additional information about the investment management team, including information about compensation, other accounts managed by the team members, and the team member's ownership of shares of the Fund.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. In return, Eaton Vance receives a monthly administrative fee equal to 0.15% annually of the average daily net assets of the Fund. For the fiscal year ended October 31, 2004, absent a fee reduction, Eaton Vance would have earned 0.15% of the Fund's average daily net assets.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval

(such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value, plus a sales charge, which is derived from the value of portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect net asset value. In addition, for foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Fund. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. The investment adviser expects to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Fund, such as restricted securities) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). In addition, because the Fund may invest up to 25% of its assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. The Fund has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing
Shares"). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

Front-End Sales Charge. Fund shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                      Sales Charge*                 Sales Charge*                Dealer Commission
                                    as Percentage of            as Percentage of Net            as a Percentage of
Amount of Purchase                   Offering Price               Amount Invested                 Offering Price
-----------------------------------------------------------------------------------------------------------------
Less than $50,000                       5.75%                         6.10%                           5.00%
$50,000 but less than $100,000          4.75%                         4.99%                           4.00%
$100,000 but less than $250,000         3.75%                         3.90%                           3.00%
$250,000 but less than $500,000         3.00%                         3.09%                           2.50%
$500,000 but less than $1,000,000       2.00%                         2.04%                           1.75%
$1,000,000 or more                      0.00*                         0.00**                     See Below

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Fund share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Fund shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Sales Charges. Front-end sales charges on purchases of Fund shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Shares of the Fund, Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership  of shares  included  under the  right of  accumulation  (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Fund shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Fund shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

Contingent Deferred Sales Charge. Fund shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. The CDSC is based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt. Redemptions are made first from shares which are not subject to a CDSC.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features").

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Service Fees. The Fund pays service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You can redeem up to $100,000 per account (which may
                        include shares of one or more Eaton Vance funds) b y calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time).
                        Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

  Through an
  Investment Dealer     Your investment dealer is responsible for transmitting
                        the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account may be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option      Dividends and capital gains are reinvested in additional  shares.
               This option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option      Dividends  are paid in cash and capital  gains are  reinvested in additional shares.
  *Cash
   Option      Dividends and capital gains are paid in cash.

  *Exchange
   Option      Dividends  and/or  capital  gains are  reinvested  in  additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may be mailed the following:

     * Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Fund shares are generally subject to an initial sales charge, Fund shareholders should not make withdrawals from their accounts while also making purchases.

Tax-Deferred Retirement Plans. Fund shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

Exchange Privilege. You may exchange your Fund shares for Class A shares of another Eaton Vance fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund intends to pay dividends annually and to distribute any net realized capital gains annually. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions are expected to be taxable primarily as long-term capital gains. A portion of the Fund's distributions may be eligible for the dividends-received deduction for corporations. The Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The  Fund's  investments  in  foreign  securities  may  be  subject  to  foreign withholding taxes, which would decrease the Fund's income on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past three years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                  Year Ended October 31,
                                                      -------------------------------------------
                                                        2004(1)         2003(1)         2002(1)
-------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.860         $ 8.400         $10.000
                                                        ---------       ---------       ---------
Income (loss) from operations
Net investment income (loss)                            $ 0.007         $ 0.007         $(0.001)
Net realized and unrealized gain (loss)                   0.952           1.453          (1.599)
                                                        ---------       ---------       ---------
Total income (loss) from operations                     $ 0.959         $ 1.460         $(1.600)
                                                        ---------       ---------       ---------
Less distributions
From net investment income                              $(0.009)             --              --
                                                        ---------       ---------       ---------
Total distributions                                     $(0.009)        $    --         $    --
                                                        ---------       ---------       ---------
Net asset value - End of year                           $10.810         $ 9.860         $ 8.400
                                                        ---------       ---------       ---------
Total Return(2)                                            9.73%          17.38%         (16.00)%

Ratios/Supplemental Data+:
Net assets, end of year (000's omitted)                 $ 1,296         $   949         $   686
Ratios (As a percentage of average daily net assets):
  Net expenses                                             1.40%           1.40%           1.45%
  Net expenses after custodian fee reduction               1.40%           1.40%           1.40%
  Net investment income (loss)                             0.07%           0.08%          (0.01)%
Portfolio Turnover                                           70%             64%             90%

+ The operating expenses of the Fund reflect a waiver of the investment adviser fee, a waiver of the administration fee, and an allocation of expenses to the Adviser.  Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses                                                 5.67%           6.67%           7.22%
  Expenses after custodian fee reduction                   5.67%           6.67%           7.17%
  Net investment loss                                     (4.20)%         (5.19)%         (5.78)%
  Net investment loss per share                         $(0.441)        $(0.461)        $(0.552)

(1) Net investment income (loss) per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period.

{LOGO}



More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-04015.                                        ERP


N/A-3/05                                         (c) 2005 Eaton Vance Management

  LOGO


                                                 STATEMENT OF
                                                 ADDITIONAL INFORMATION
                                                 May 30, 2005




                        EATON VANCE EQUITY RESEARCH FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122


This Statement of Additional Information ("SAI") provides general information about the Fund. The Fund is a diversified, open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                     Page                                   Page
Strategies and Risks                   2   Purchasing and Redeeming Shares   16
Investment Restrictions                4   Sales Charges                     17
Management and Organization            5   Performance                       19
Investment Advisory and                    Taxes                             20
 Administrative Services              12   Portfolio Securities
Other Service Providers               15   Transactions                      22
Calculation of Net Asset Value        16   Financial Statements              25

    Appendix A: Fund Fees, Performance and Ownership                      26
    Appendix B:  Eaton Vance Funds Proxy Voting Policies and Procedures   28
    Appendix C:  Adviser Proxy Voting Policies                            30


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund's prospectus dated May 30, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

EQUITY INVESTMENTS. The Fund invests primarily in common stocks. The Fund also may invest in investment-grade preferred stocks, debt securities (normally limited to securities convertible into common stocks), warrants and other equity securities and instruments, including equity interests in pooled investment vehicles, such as exchange-traded funds. When invested in pooled investment vehicles the Fund will bear any expenses of the investment in addition to its own expenses.

FOREIGN INVESTMENTS. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, and, in the case of depositary receipts traded on non-U.S. markets, foreign exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

FOREIGN CURRENCY TRANSACTIONS. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on indices and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps, the purchase and sale of currency futures, and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Fund holds. The Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund's assets.

Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to the Fund. The Fund will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. Credit exposure on equity swaps to any one counterparty will be limited to 5% or less of net assets. Call options written on securities will be covered by ownership of the securities subject to the call option on an offsetting option.

ASSET COVERAGE. To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

SHORT SALES. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in by the lender. These transactions may also require the current recognition of taxable gain under certain tax rules applicable to constructive sales. The Fund expects normally to close its short sales against-the-box by delivering newly-acquired stock.

LENDING PORTFOLIO SECURITIES. The Fund may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and the investment adviser will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. Distributions of any income realized from securities loans will be taxable as ordinary income.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchased may have decreased, the Fund could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

TEMPORARY INVESTMENTS. The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

PORTFOLIO TURNOVER. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally be less than 100%. Securities transactions increase the Fund's trading costs and recognition of taxable gain. During the fiscal year ended October 31, 2004, the portfolio turnover rate of the Fund was 70%.

DIVERSIFIED STATUS. The Fund is a "diversified" investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because debt obligations are not voting securities). With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

     (1) Borrow money or issue senior securities except as permitted by the 1940 Act;

     (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

     (3)  Engage in the underwriting of securities;

     (4) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities;

     (5) Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities and (d) lending cash consistent with applicable law;

     (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

     (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in securities of companies in any one industry.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in another open-end management investment company (a portfolio) with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval the Fund may invest its investable assets in two or more open-end management investment companies which together have substantially the same investment objective, policies and restrictions as the Fund, to the extent permitted by Section 12(d)(1)(G) of the 1940 Act.

The following nonfundamental investment policies have been adopted by the Fund. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders. The Fund will not:

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund to dispose of such security or other asset. However, the Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund (see "Principal Underwriter" under "Other Service Providers").

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth         Trust            Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee                Since 1991            Chairman, President and          197        Director of EVC
 11/9/41                                                              Chief Executive Officer of
                                                                      BMR, Eaton Vance, EVC and
                                                                      EV; Director of EV; Vice
                                                                      President and Director of
                                                                      EVD. Trustee and/or officer
                                                                      of 195 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

NONINTERESTED TRUSTEES

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business Administration
                                                                      (2000-2003).

 SAMUEL L. HAYES, III    Chairman of the        Trustee of the        Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      Trust since 1986      Investment Banking Emeritus,                Tiffany & Co.
                                                and Chairman of       Harvard University Graduate                 (specialty
                                                the Board since       School of Business                          retailer) and
                                                2005                  Administration.                             Telect, Inc.
                                                                                                                  (telecommunication
                                                                                                                  services company)

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER        Trustee                Since 1986            President, Chief Executive       197        None
 9/21/35                                                              Officer and a Director of
                                                                      Asset Management Finance
                                                                      Corp. (a specialty finance
                                                                      company serving the
                                                                      investment management
                                                                      industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Since 1998            Professor of Law, University     197        None
 9/14/57                                                              of California at Los Angeles
                                                                      School of Law (since July
                                                                      2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private investor  135        Director of W.P.
 1/26/43                                                              (since 2000). Formerly, President           Carey & Company
                                                                      and Chief Executive Officer,                LLC (manager of
                                                                      Redwood Investment Systems, Inc.            real estate
                                                                      (software developer) (2000).                investment trusts)
                                                                      Formerly, President and Chief
                                                                      Executive Officer, State Street
                                                                      Research & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth          Trust           Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS E. FAUST JR.      President              Since 2002           Executive Vice President of Eaton Vance, BMR, EVC and EV; Chief
5/31/58                                                              Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                     Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                     Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                     LLC and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance). Officer of 61 registered investment companies managed by Eaton Vance or BMR.

                                       6

                         Position(s) with the   Term of Office and
Name and Date of Birth          Trust           Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------

WILLIAM H. AHERN, JR.    Vice President         Since 1995           Vice President of Eaton Vance and BMR. Officer of 78 registered
7/28/59                                                              investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER         Vice President         Since 1997           Vice President of Eaton Vance and BMR. Officer of 124
8/20/43                                                              registered investment companies managed by Eaton Vance or BMR.

MICHAEL R. MACH          Vice President         Since 1999           Vice President of Eaton Vance and BMR. Officer of 31 registered
7/15/47                                                              investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH      Vice President         Since 1998           Vice President of Eaton Vance and BMR. Officer of 124
1/22/57                                                              registered investment companies managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON     Vice President         Since 2001           Senior Vice President and Chief Equity Investment Officer of
10/26/57                                                             Eaton Vance and BMR. Officer of 48 registered investment
                                                                     companies managed by Eaton Vance or BMR.

WALTER A. ROW, III       Vice President         Since 2001           Director of Equity Research and a Vice President of Eaton Vance
7/20/57                                                              and BMR. Officer of 28 registered investment companies managed by Eaton Vance or BMR.

JUDITH A. SARYAN         Vice President         Since 2003           Vice President of Eaton Vance and BMR. Officer of 30 registered
8/21/54                                                              investment companies managed by Eaton Vance or BMR.

SUSAN SCHIFF             Vice President         Since 2002           Vice President of Eaton Vance and BMR. Officer of 28 registered
3/13/61                                                              investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              Since 1997           Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                                             Vance, EVD, EV and EVC. Officer of 197 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer              Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                                                               registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 197
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.

The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended October 31, 2004, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended October 31, 2004, the Audit Committee convened five times.

Messrs. Hayes (Chairman), Esty, Park, Pearlman and Reamer and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940
Act. On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended October 31, 2004, the Special Committee convened five times.

In considering the renewal of the investment advisory agreement(s) between the Fund and the investment adviser, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

     * An independent report comparing the advisory fees of the Fund with those of comparable funds (in the case of a renewal);
     * An independent report comparing the expense ratio of the Fund to those of comparable funds;
     * Information regarding Fund investment performance in comparison to a relevant peer group of funds and appropriate indices;
     * The economic outlook and the general investment outlook in the relevant investment markets;
     * Eaton Vance's results and financial condition and the overall organization of the investment adviser;
     * The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;
     * Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;
     * The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
     * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
     * The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered the investment adviser's management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee specifically noted the investment adviser's in-house equity research capabilities. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

In its review of Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratios of the fund, the Special Committee concluded that the Fund's expense structure is within a range it deemed to be competitive in comparison with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Fund and for all Eaton Vance funds as a group, as well as the investment adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Fund may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Fund. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Special Committee further considered voluntary fee waivers by and an expense allocation to Eaton Vance. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Fund, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders.

SHARE OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004.

                                                                Aggregate Dollar Range of Equity
                                                               Securities Owned in All Registered
                          Dollar Range of Equity Securities     Funds Overseen by Trustee in the
   Name of Trustee                Owned in the Fund                Eaton Vance Fund Complex
   ---------------                ------------------               ------------------------
INTERESTED TRUSTEE
 James B. Hawkes                         None                            over $100,000

NONINTERESTED TRUSTEES
 Benjamin C. Esty**                      None                                 None
 Samuel L. Hayes, III                    None                            over $100,000
 William H. Park                         None                            over $100,000
 Ronald A. Pearlman                      None                            over $100,000
 Norton H. Reamer                        None                            over $100,000
 Lynn A. Stout                           None                            over $100,000*
 Ralph F. Verni**                        None                                 None

* Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
** Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and thus had no beneficial ownership of securities in the Fund or in the Eaton Vance Fund Complex as of December 31, 2004.

As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

     1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD;
          (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. Neither the Trust nor the Fund has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Fund (and other series of the Trust). (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust). During the fiscal year ended October 31, 2004, the Trustees of the Trust earned the following compensation in their capacities as Trustees from the Trust. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex/(1)/:

                          Jessica M.     Samuel L.   William H.   Ronald A.   Norton A.   Lynn A.
Source of Compensation   Bibliowicz(5)     Hayes        Park      Pearlman     Reamer      Stout
----------------------   -------------   ---------   ----------   ---------   ---------   -------
      Trust(2)             $ 4,958       $ 11,767    $ 10,717     $ 11,080    $ 11,170   $ 11,708
Trust and Fund Complex     $48,125       $200,000    $180,000(3)  $180,000    $190,000   $190,000(4)

(1) As of March 1, 2005, the Eaton Vance fund complex consists of 195 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period.

(2)  The Trust consisted of 22 Funds as of October 31, 2004.
(3)  Includes $106,981 of deferred compensation.
(4)  Includes $45,000 of deferred compensation.
(5)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

ORGANIZATION

The Fund is a series of the Trust, which was established under Massachusetts law on May 7, 1984 and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

PROXY VOTING POLICY. The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board's Special Committee except as contemplated under the Fund Policy. The Board's Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser Policies, see Appendix B and C, respectively. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. The investment adviser manages the investments and affairs of the Fund and provides related office facilities and personnel subject to the supervision of the Trust's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund and what portion, if any, of the Fund's assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the Fund pays the investment adviser on average daily net assets up to $500 million, see the prospectus. On net assets of $500 million and over the annual fee is reduced and the advisory fee is computed as follows:

                                                Annual Fee Rate
     Average Daily Net Assets for the Month     (for each level)
     --------------------------------------     ----------------
     $500 million but less than $1 billion           0.625%
     $1 billion but less than $2.5 billion           0.600%
     $2.5 billion and over                           0.575%

As of October 31, 2004 the Fund had net assets of $1,295,778. For the fiscal year ended October 31, 2004, the advisory fee was equivalent to 0.65% of the Fund's average daily net assets and amounted to $6,949, all of which was voluntarily waived by Eaton Vance. For the fiscal year ended October 31, 2003, the advisory fee amounted to $5,348, all of which was waived. For the fiscal year ended October 31, 2002, the advisory fee amounted to $4,449, of which Eaton Vance waived $1,077. In addition, for the fiscal years ended October 31, 2004, 2003 and 2002, Eaton Vance was allocated $37,295, $36,359 and $38,352, respectively, of the Fund's operating expenses.

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

PORTFOLIO MANAGERS. The members of the management team of the Fund are Walter Row, Michael Allison, Maynard Brandon, Aamer Khan and Lewis Piantedosi (each referred to as a "portfolio manager"). Members of the management team may manage other investment companies and/or investment accounts in addition to the Fund. The following tables show, as of the Fund's most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                   Number of     Total Assets of      Number of Accounts      Total Assets of Accounts
                                  All Accounts    All Accounts*    Paying a Performance Fee   Paying a Performance Fee*
                                  ------------   ---------------   ------------------------   -------------------------
          Walter Row
Registered Investment Companies        2             $718.0                 0                           $0

Other Pooled Investment Vehicles       0             $  0                   0                           $0

Other Accounts                         0             $  0                   0                           $0

          Michael Allison

Registered Investment Companies        1             $  1.3                 0                           $0

Other Pooled Investment Vehicles       0             $  0                   0                           $0

Other Accounts                         0             $  0                   0                           $0

* In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

                                   Number of     Total Assets of      Number of Accounts      Total Assets of Accounts
                                  All Accounts    All Accounts*    Paying a Performance Fee   Paying a Performance Fee*
                                  ------------   ---------------   ------------------------   -------------------------
          Aamer Khan
Registered Investment Companies        1             $  1.3                 0                           $0

Other Pooled Investment Vehicles       0             $  0                   0                           $0

Other Accounts                         0             $  0                   0                           $0

          Lewis Piantedosi

Registered Investment Companies        3             $746.9                 0                           $0

Other Pooled Investment Vehicles       0             $  0                   0                           $0

Other Accounts                         0             $  0                   0                           $0

* In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar value of Fund shares beneficially owned by each portfolio manager as of the Fund's most recent fiscal year ended October 31, 2004.

                      Dollar Range of Equity Securities
Portfolio Manager             Owned in the Fund
-----------------             -----------------
Walter Row                    $10,001 - $ 50,000
Michael Allison               $50,001 - $100,000
Maynard Brandon               $10,001 - $ 50,000
Aamer Khan                    $10,001 - $ 50,000
Lewis Piantedosi              $10,001 - $ 50,000


It is possible that conflicts of interest may arise in connection with a portfolio manager's management of the Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

COMPENSATION STRUCTURE. Compensation of the investment adviser's portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The investment adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of the investment adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

METHOD TO DETERMINE COMPENSATION. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

ADMINISTRATIVE SERVICES. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, and the Fund is authorized to pay Eaton Vance a fee in the amount of 0.15% of average daily net assets for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

For the fiscal year ended October 31, 2004, Eaton Vance earned administration fees in the amount of $1,609, all of which were voluntarily waived. For the fiscal year ended October 31, 2003, Eaton Vance earned administration fees in the amount of $1,217, all of which were waived. For the fiscal year ended October 31, 2002, Eaton Vance earned administration fees in the amount of $1,029, of which Eaton Vance waived $251.

SUB-TRANSFER AGENCY SERVICES. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended October 31, 2004, the transfer agent accrued for or paid to Eaton Vance $66 for sub-transfer agency services performed on behalf of the Fund.

INFORMATION ABOUT EATON VANCE. Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo
I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

CODE OF ETHICS. The investment adviser, principal underwriter, and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

EXPENSES. The Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses.

                             OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Fund shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund. IBT has custody of all cash and securities of the Fund, maintains the general ledger of the Fund and computes the daily net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm of the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Fund is computed by IBT (as agent and custodian for the Fund) by subtracting the liabilities of the Fund from the value of its total assets. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trustees of the Fund have established the following procedures for the fair valuation of the Fund's assets under normal market conditions. Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not traded in the over-the-counter market, by an independent pricing service or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

Foreign securities and currencies held by the Fund are valued in U.S. dollars, as calculated by the custodian based on foreign currency exchange quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE. As described in the prospectus, the Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The Fund's principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Fund shares pursuant to a written Statement of Intention; or (2) purchases of Fund shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

PURCHASES AT NET ASSET VALUE. Fund shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Fund shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Fund shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

RIGHT OF ACCUMULATION. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and

Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

TAX-DEFERRED RETIREMENT PLANS. Fund shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

SERVICE PLAN

The Trust has in effect a Service Plan (the "Fund Plan") for the Fund's shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Fund Plan provides that shares of the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Fund service fees are paid quarterly in arrears. For the service fees paid by Fund shares, see Appendix A.

The Plan continues in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. The Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund and the Trustees. So long as the Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plan was initially approved by the Trustees, including the Plan Trustees, on August 13, 2001. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plan because their employers (or affiliates thereof) receive distribution and/or service fees under the Plan or agreements related thereto.

                                   PERFORMANCE

PERFORMANCE CALCULATIONS. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

DISCLOSURE OF PORTFOLIO HOLDINGS AND RELATED INFORMATION. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

     *    DISCLOSURE  MADE IN FILINGS WITH THE SEC AND POSTED ON THE EATON VANCE
          WEBSITE: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http:// www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public
          reference           room           is           available           at
          http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, the Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265. The Fund also will post a complete list of its portfolio holdings as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter-end.

     * DISCLOSURE OF CERTAIN PORTFOLIO CHARACTERISTICS: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

     * CONFIDENTIAL DISCLOSURE FOR A LEGITIMATE FUND PURPOSE: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The
          Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund's Board of Trustees.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended October 31, 2004.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for Massachusetts and federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

The Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of the Fund will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, such foreign taxes.

For taxable years beginning on or before December 31, 2008, distributions of investment income derived from certain dividend-paying stocks designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

A portion of distributions made by the Fund which are derived from dividends from domestic corporations may qualify for the dividends-received deduction ("DRD") for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days during the 90-day period surrounding the ex-dividend date. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Eaton Vance, the Fund's investment adviser. The Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Fund and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the investment adviser executes Fund securities transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the investment adviser generally does not expect to acquire Third Party Research with Fund brokerage commissions.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the periods specified in the table, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                    Amount of Transactions   Commissions Paid on Transactions
                    Brokeragae        Directed to Firms             Directed to Firms
Fiscal Year End   Commission Paid     Providing Research            Providing Research
---------------   ---------------   ----------------------   --------------------------------
October 31, 2004      $1,295               $27,118                         $60
October 31, 2003      $1,078
October 31, 2004      $1,399

                              FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund, appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

HOUSEHOLDING. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                                                      APPENDIX A

                       FUND FEES, PERFORMANCE & OWNERSHIP

SALES CHARGES, SERVICE FEES AND REPURCHASE TRANSACTION FEES. For the fiscal year ended October 31, 2004, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total service fees paid by the Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                          CDSC Paid                      Service Fees      Repurchase Transaction
Total Sales    Sales Charges to     Sales Charges to     to Principal  Total Service       Paid to              Fees Paid to
Charges Paid  Investment Dealers  Principal Underwriter  Underwriter     Fees Paid    Investment Dealers   Principal Underwriter
------------  ------------------  ---------------------  ------------  -------------  ------------------   ----------------------
    $29              $29                   $0                 $0          $2,612             $263                    $0

For the fiscal years ended October 31, 2003 and October 31, 2002, no sales charges were paid on sales of Fund.

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.
                                        Length of Period Ended October 31, 2004
Average Annual Total Return:                  One Year*     Life of Fund*
----------------------------                  ---------     -------------
Before Taxes and Excluding Maximum
Sales Charge                                   9.73%           2.66%
Before Taxes and Including Maximum
Sales Charge                                   3.44%           0.65%
After Taxes on Distributions and Excluding
Maximum Sales Charge                           9.72%           2.66%
After Taxes on Distributions and Including
Maximum Sales Charge                           3.42%           0.65%
After Taxes on Distributions and Redemption
and Excluding Maximum Sales Charge             6.34%           2.27%
After Taxes on Distributions and Redemption
and Including Maximum Sales Charge             2.25%           0.56%

          Fund commenced operations on November 1, 2001

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At March 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


     Eaton Vance Management                          Boston, MA      32.2%
     Eaton Vance Master Trust for Retirement Plans   Charlotte, NC   30.9%
     Eaton Vance Management PS/MP Self-Directed      Charlotte, NC   21.3%


Beneficial owners of 25% or more of the Fund are presumed to be in control of the Fund for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of the Fund as of such date.

                                                                      APPENDIX B


                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I. OVERVIEW

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31st of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The Committee will instruct the Adviser on the appropriate course of action. If the

Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V. REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX C


                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                      PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and
Procedures. These proxy policies and procedures reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. OVERVIEW

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

III. PROXY VOTING GUIDELINES

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

     A. ELECTION OF BOARD OF DIRECTORS

     The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

     * The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.

     * The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Advisers will hold all directors accountable for the actions of the Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.

     * The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.

     * The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

     B. APPROVAL OF INDEPENDENT AUDITORS

     The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

     C. EXECUTIVE COMPENSATION

     The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

     * The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.

     * The Advisers will generally vote against plans if annual option grants exceed 2% of shares outstanding.

     These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

     * The Advisers will typically vote against plans that have any of the following structural features:

          *    Ability  to  re-price   underwater  options  without  shareholder
               approval.
          * The unrestricted ability to issue options with an exercise price below the stock's current market price.
          *    Automatic share replenishment ("evergreen") feature.

     * The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

          * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
          *    Using restricted stock grants instead of options.
          * Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

     * The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of
     receiving   a  greater   number  of   options.

     D. CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES

     As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

     * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.

     * The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.

     * The Advisers will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.

     * The Advisers will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.

     * The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).

     * The Advisers will vote against proposals for a separate class of stock with disparate voting rights.

     * The Advisers will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Advisers will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

     E. STATE OF INCORPORATION/OFFSHORE PRESENCE

     Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers' clients.

     F. ENVIRONMENTAL/SOCIAL POLICY ISSUES

     The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

     G. CIRCUMSTANCES UNDER WHICH THE ADVISERS WILL ABSTAIN FROM VOTING

     The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

IV. RECORDKEEPING

     The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Advisers' proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);

     *    A record of each vote cast;

     * A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

     * Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

V. Identification and Resolution of Conflicts with Clients

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

     * Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of the Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in discussions with a corporate client considering management of the corporation's 401(k) plan assets.

     * A representative of the Legal and Compliance Departments will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.

     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

The Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     * For clients other than a Fund, if the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the "Policies"), she will (i) inform the Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact,
          (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

     * If (i) the client involved is a Fund, or (ii) the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

          *    The client, in the case of an individual or corporate client;
          * In the case of a Fund, its board of directors, or any committee identified by the board; or
          *    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

[EV LOGO]

EATON VANCE EQUITY RESEARCH FUND

ANNUAL REPORT OCTOBER 31, 2004

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE EQUITY RESEARCH FUND as of October 31, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF WALTER ROW]

Walter Row
INVESTMENT TEAM LEADER

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund had a total return of 9.73%. This return was the result of an increase in net asset value (NAV) per shareto $10.81 on October 31, 2004, from $9.86 on October 31, 2003, and the reinvestment of $0.009 per share in dividend income.(1)

- For comparison, the S&P 500 Index (the "S&P 500") - a broad-based, unmanaged market index commonly used to measure overall U.S. stock market performance - returned 9.41% for the 12-month period ended October 31, 2004.(2)

MANAGEMENT DISCUSSION

- During the past 12 months, Eaton Vance Equity Research Fund posted solid returns in a market that, for much of calendar year 2004, exhibited varying degrees of uncertainty about the outlook for stocks. Most of the Fund's returns came during the final months of 2003, during which the stock market made impressive gains.

- The Fund's modest outperformance over the S&P 500 can be attributed to successful stock selection in a number of industry sectors, as well as management's approach of not investing too heavily, relative to the S&P 500, in any one sector.(2) The financial, materials, and industrial sectors were the most helpful for the Fund's relative performance, while consumer staples, energy, and health care made solid, though less spectacular contributions. For example, the absolute return for the Fund's financial stocks was nearly double that of the financial component of the S&P 500.(2) Detracting from relative performance were Fund holdings in the telecommunications and utilities sectors.

- Financial stocks have performed well over the past 12 months primarily because long-term interest rates have declined due to moderate economic growth and continued low inflation. In addition, we believe a heightened level of uncertainty has caused some equity investors to continue seeking the relatively lower volatility of high-quality bonds. As a result, the Fund's holdings of thrift and mortgage companies and commercial banks performed very well. In the materials sector, metals and mining stocks gained as global commodities prices rose, while in the industrials group, Fund holdings of aerospace, defense, and machinery stocks outperformed, in part due to an increase in demand resulting from the war in Iraq.

- Stock selection in the fast-growing wireless telecommunications sector detracted from the Fund's returns, relative to the S&P 500, as did some of the utility holdings, including some electric power companies that continued to struggle with deregulation.

- The U.S. economy has continued to show healthy growth, but risks remain, including large trade and federal budget deficits and a declining dollar, which some economists believe could lead to higher long-term interest rates. Nevertheless, we believe that our emphasis on thorough research in the stock selection process and the Fund's diversification across a wide range of sectors and holdings should be beneficial in the coming year.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE INVESTMENT TEAM LEADER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

   (1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED.

   (2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE EQUITY RESEARCH FUND as of October 31, 2004

PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the S&P 500 Index. The Fund's total returns are presented at net asset value and maximum public offering price. The table includes the total returns of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*

Average Annual Total Returns (at net asset value)
One Year                                                   9.73%
Life of Fund+                                              2.66%
SEC Average Annual Total Returns (including sales charge)
One Year                                                   3.44%
Life of Fund+                                              0.65%
+Inception Date - 11/1/01

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS REFLECT THE MAXIMUM 5.75% SALES CHARGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

COMMON STOCK INVESTMENTS BY SECTOR+

By net assets

   Financials                                20.3%

   Information Technology                    16.2%

   Health Care                               12.7%

   Consumer Discretionary                    11.6%

   Consumer Staples                          10.0%

   Industrials                                9.6%

   Energy                                     7.5%

   Telecommunication Services                 3.8%

   Utilities                                  3.4%

   Materials                                  3.0%

+   Holdings subject to change due to active management.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE EQUITY RESEARCH FUND VS. THE S&P 500 INDEX**
   November 1, 2001 - October 31, 2004

                     EATON VANCE EQUITY RESEARCH FUND- CLASS A
                               Inception: 11/1/01

                                  EATON
                                  VANCE
                                 EQUITY
               EATON            RESEARCH
               VANCE              FUND,
               EQUITY           INCLUDING         S&P
              RESEARCH            SALES           500
  DATE          FUND             CHARGE          INDEX
--------------------------------------------------------
 11/1/2001      10,000             9,425        10,000
11/30/2001      10,430             9,830        10,525
12/31/2001      10,530             9,925        10,618
 1/31/2002      10,330             9,736        10,463
 2/28/2002      10,130             9,548        10,261
 3/31/2002      10,570             9,962        10,647
 4/30/2002      10,120             9,538        10,002
 5/31/2002      10,040             9,463         9,928
 6/30/2002       9,330             8,794         9,221
 7/31/2002       8,580             8,087         8,503
 8/31/2002       8,620             8,124         8,558
 9/30/2002       7,810             7,361         7,629
10/31/2002       8,400             7,917         8,300
11/30/2002       8,800             8,294         8,788
12/31/2002       8,340             7,861         8,272
 1/31/2003       8,130             7,663         8,056
 2/28/2003       8,010             7,549         7,935
 3/31/2003       8,090             7,625         8,011
 4/30/2003       8,660             8,162         8,671
 5/31/2003       9,130             8,605         9,127
 6/30/2003       9,270             8,737         9,244
 7/31/2003       9,330             8,794         9,407
 8/31/2003       9,570             9,020         9,590
 9/30/2003       9,330             8,794         9,489
10/31/2003       9,860             9,293        10,025
11/30/2003      10,010             9,435        10,113
12/31/2003      10,399             9,801        10,643
 1/31/2004      10,549             9,943        10,839
 2/29/2004      10,779            10,160        10,989
 3/31/2004      10,709            10,094        10,823
 4/30/2004      10,459             9,858        10,654
 5/31/2004      10,619            10,009        10,800
 6/30/2004      10,779            10,160        11,010
 7/31/2004      10,399             9,801        10,645
 8/31/2004      10,429             9,829        10,688
 9/30/2004      10,669            10,056        10,804
10/31/2004      10,819            10,197        10,969

This last row is the one to use for S&P according to Walter Row. Since NAV did not change throughout the day on 11/1/01 for the fund we can quote the index rtn at the end of the day on 11/1/01 and do not need to quote 10/31/01.

* Investment operations commenced at the beginning of the day on 11/1/01. Therefore, the index is calculated from 10/31/01 to coincide with the fund's commencement.

   ** SOURCE: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 11/1/01. IT IS
      NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURNS DO NOT REFLECT ANY COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE EQUITY RESEARCH FUND as of October 31, 2004

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                        EATON VANCE EQUITY RESEARCH FUND

                     BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE   EXPENSES PAID DURING PERIOD*
                             (5/1/04)                  (10/31/04)           (5/1/04 - 10/31/04)
                     -----------------------     --------------------   ----------------------------
Actual                     $   1,000.00               $   1,034.40                 $    7.16
Hypothetical
(5% return per year        $   1,000.00               $   1,018.10                 $    7.10
 before expenses)

   * Expenses are equal to the Fund's annualized expense ratio of 1.40% multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004.

Eaton Vance Equity Research Fund as of October 31, 2004
PORTFOLIO OF INVESTMENTS

Common Stocks -- 98.1%

Security                                              Shares           Value
----------------------------------------------------------------------------

Aerospace and Defense -- 2.9%
----------------------------------------------------------------------------
General Dynamics Corp.                                   152      $   15,522
Lockheed Martin Corp.                                    205          11,293
Northrop Grumman Corp.                                   201          10,402
----------------------------------------------------------------------------
                                                                  $   37,217

----------------------------------------------------------------------------

Auto Components -- 1.0%
----------------------------------------------------------------------------
Borg-Warner, Inc.                                        287      $   13,311
----------------------------------------------------------------------------

Banks -- 5.7%
----------------------------------------------------------------------------
Anglo Irish Bank Corp. PLC                               275      $    5,218
Bank of America Corp.                                    402          18,005
Bank of the Ozarks, Inc.                                 120           3,874
Kensington Group  PLC                                    430           3,043
North Fork Bancorp.                                      135           5,954
Popular, Inc.                                            232           5,967
Royal Bank of Scotland Group PLC                         175           5,151
TCF Financial Corp.                                      211           6,651
Wachovia Corp.                                           180           8,858
Wells Fargo & Co.                                        176          10,511
----------------------------------------------------------------------------
                                                                  $   73,232

----------------------------------------------------------------------------

Beverages -- 2.3%
----------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                192      $    9,590
Coca Cola Co. (The)                                      146           5,936
PepsiCo, Inc.                                            290          14,378
----------------------------------------------------------------------------
                                                                  $   29,904

----------------------------------------------------------------------------

Biotechnology -- 2.6%
----------------------------------------------------------------------------
Abgenix, Inc.(1)                                         234      $    2,132
Amgen, Inc.(1)                                           271          15,393
CV Therapeutics, Inc.(1)                                 234           3,915
Genzyme Corp.(1)                                         152           7,975
MedImmune Inc.(1)                                        129           3,666
----------------------------------------------------------------------------
                                                                  $   33,081

----------------------------------------------------------------------------

Chemicals -- 0.5%
----------------------------------------------------------------------------
Ecolab, Inc.                                             199      $    6,736
----------------------------------------------------------------------------

Communications Equipment -- 2.4%
----------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                   487      $    9,355
Corning, Inc.(1)                                       1,172          13,419
Research in Motion Ltd.(1)                               100           8,820
----------------------------------------------------------------------------
                                                                  $   31,594

----------------------------------------------------------------------------

Computers and Business Equipment -- 1.8%
----------------------------------------------------------------------------
Dell, Inc.(1)                                            159      $    5,574
International Business Machines Corp.                    119          10,680
Lexmark International, Inc.(1)                            89           7,397
----------------------------------------------------------------------------
                                                                  $   23,651

----------------------------------------------------------------------------

Consumer Finance -- 0.6%
----------------------------------------------------------------------------
Student Loan Corp.                                        55      $    8,058
----------------------------------------------------------------------------

Containers & Packaging -- 0.4%
----------------------------------------------------------------------------
Smurfit-Stone Container Corp.(1)                         310      $    5,382
----------------------------------------------------------------------------

Electrical Equipment -- 0.5%
----------------------------------------------------------------------------
Emerson Electric Co.                                     105      $    6,725
----------------------------------------------------------------------------

Electronics - Semiconductors -- 6.2%
----------------------------------------------------------------------------
Altera Corp.(1)                                          260      $    5,910
Analog Devices, Inc.                                     318          12,803
Applied Materials, Inc.(1)                               222           3,574
Broadcom Corp., Class A(1)                                74           2,002
Cymer, Inc.(1)                                           156           4,449
Intel Corp.                                              310           6,901
KLA-Tencor Corp.(1)                                       62           2,823
Linear Technology Corp.                                  246           9,318
Marvell Technology Group, Ltd.                           140           4,000
Maxim Integrated Products, Inc.                          292          12,845
Microchip Technology, Inc.                               256           7,744
Silicon Laboratories, Inc.(1)                            140           4,196
Xilinx, Inc.                                             121           3,703
----------------------------------------------------------------------------
                                                                  $   80,268

----------------------------------------------------------------------------

See notes to financial statements

Eaton Vance Equity Research Fund as of October 31, 2004
PORTFOLIO OF INVESTMENTS Cont'd

Security                                              Shares           Value
----------------------------------------------------------------------------

Energy Equipment & Services -- 2.6%
----------------------------------------------------------------------------
Halliburton Co.                                          660      $   24,446
Transocean Inc.(1)                                       250           8,813
----------------------------------------------------------------------------
                                                                  $   33,259

----------------------------------------------------------------------------

Financial Services - Diversified -- 3.1%
----------------------------------------------------------------------------
Citigroup, Inc.                                          761      $   33,765
Moody's Corp.                                             90           7,003
----------------------------------------------------------------------------
                                                                  $   40,768

----------------------------------------------------------------------------

Foods -- 1.2%
----------------------------------------------------------------------------
Nestle SA, ADR                                           252      $   14,853
----------------------------------------------------------------------------

Health Care Equipment & Supplies -- 2.0%
----------------------------------------------------------------------------
Baxter International, Inc.                               193      $    5,937
Boston Scientific Corp.(1)                               185           6,530
Medtronic, Inc.                                          122           6,235
Thoratec Corp.(1)                                        199           1,747
Zimmer Holdings, Inc.(1)                                  77           5,974
----------------------------------------------------------------------------
                                                                  $   26,423

----------------------------------------------------------------------------

Health Care Services -- 3.0%
----------------------------------------------------------------------------
Aetna, Inc.                                               69      $    6,555
AmerisourceBergen Corp.                                  100           5,504
Anthem, Inc.(1)                                           64           5,146
Caremark Rx, Inc.(1)                                     449          13,456
HCA Inc.                                                 160           5,877
WebMD Corp.(1)                                           316           2,389
----------------------------------------------------------------------------
                                                                  $   38,927

----------------------------------------------------------------------------

Hotels, Restaurants & Leisure -- 1.1%
----------------------------------------------------------------------------
Carnival Corp.                                           125      $    6,320
McDonald's Corp.                                         250           7,288
----------------------------------------------------------------------------
                                                                  $   13,608

----------------------------------------------------------------------------

Household Durables -- 0.3%
----------------------------------------------------------------------------
Lennar Corp., Class A                                     90      $    4,048
Lennar Corp., Class B                                      8             330
----------------------------------------------------------------------------
                                                                  $    4,378

----------------------------------------------------------------------------

Household Products -- 1.1%
----------------------------------------------------------------------------
Procter & Gamble Co.                                     279      $   14,279
----------------------------------------------------------------------------

Industrial Conglomerates -- 2.9%
----------------------------------------------------------------------------
Allete, Inc.                                               1      $       34
General Electric Co.                                     532          18,152
Tyco International Ltd.                                  613          19,095
----------------------------------------------------------------------------
                                                                  $   37,281

----------------------------------------------------------------------------

Insurance -- 4.3%
----------------------------------------------------------------------------
AFLAC Inc.                                               174      $    6,243
Allstate Corp.(The)                                      111           5,338
American International Group, Inc.                       242          14,692
Berkshire Hathaway, Inc., Class B(1)                       5          14,020
MetLife, Inc.                                            156           5,983
Progressive Corp.                                         75           7,016
XL Capital Ltd., Class A                                  35           2,538
----------------------------------------------------------------------------
                                                                  $   55,830

----------------------------------------------------------------------------

Investment Services -- 3.2%
----------------------------------------------------------------------------
Affiliated Managers Group, Inc.(1)                       109      $    6,087
Goldman Sachs Group, Inc.                                 63           6,198
J.P. Morgan Chase & Co.                                  165           6,369
Legg Mason, Inc.                                          94           5,989
Lehman Brothers Holdings Inc.                            125          10,269
Merrill Lynch & Co., Inc.                                123           6,635
----------------------------------------------------------------------------
                                                                  $   41,547

----------------------------------------------------------------------------

IT Consulting & Services -- 1.2%
----------------------------------------------------------------------------
Accenture Ltd., Class A(1)                               471      $   11,403
First Data Corp.                                         105           4,334
----------------------------------------------------------------------------
                                                                  $   15,737

----------------------------------------------------------------------------

See notes to financial statements

Eaton Vance Equity Research Fund as of October 31, 2004
PORTFOLIO OF INVESTMENTS Cont'd

Security                                              Shares           Value
----------------------------------------------------------------------------

Machinery -- 2.8%
----------------------------------------------------------------------------
Caterpillar Inc.                                          95      $    7,651
Danaher Corp.                                            267          14,720
Deere & Co.                                              235          14,048
----------------------------------------------------------------------------
                                                                  $   36,419

----------------------------------------------------------------------------

Media -- 3.2%
----------------------------------------------------------------------------
Getty Images, Inc.(1)                                    177      $   10,466
Lamar Advertising Co.(1)                                 163           6,751
McGraw-Hill Companies, Inc., (The)                       140          12,075
Omnicom Group, Inc.                                       27           2,130
Univision Communications, Inc., Class A(1)                94           2,910
Viacom, Inc., Class B                                    191           6,970
----------------------------------------------------------------------------
                                                                  $   41,302

----------------------------------------------------------------------------

Metals & Mining -- 1.8%
----------------------------------------------------------------------------
Alcan Inc.                                                93      $    4,308
Companhia Vale do Rio Doce, ADR                          205           4,338
GrafTech International, Ltd.(1)                          250           2,315
Inco Ltd.(1)                                             100           3,540
Meridian Gold Inc.(1)                                    230           3,887
Teck Cominco Ltd., Class B                               181           4,324
----------------------------------------------------------------------------
                                                                  $   22,712

----------------------------------------------------------------------------

Oil and Gas -- 5.0%
----------------------------------------------------------------------------
BP PLC                                                   139      $    8,097
ChevronTexaco Corp.                                      130           6,898
ConocoPhillips                                           127          10,707
Exxon Mobil Corp.                                        391          19,245
Statoil ASA, ADR                                         421           6,138
Total SA, ADR                                            127          13,244
----------------------------------------------------------------------------
                                                                  $   64,329

----------------------------------------------------------------------------

Paper and Forest Products -- 0.3%
----------------------------------------------------------------------------
Weyerhaeuser Co.                                          60      $    3,758
----------------------------------------------------------------------------

Personal Products -- 2.1%
----------------------------------------------------------------------------
Estee Lauder Cos., Class A                               269      $   11,554
Gillette Co.                                             384          15,928
----------------------------------------------------------------------------
                                                                  $   27,482

----------------------------------------------------------------------------

Pharmaceuticals -- 5.1%
----------------------------------------------------------------------------
Johnson & Johnson Co.                                    100      $    5,838
King Pharmaceuticals, Inc.(1)                            228           2,487
Lilly (Eli) & Co.                                         81           4,448
Pfizer, Inc.                                           1,047          30,311
Sepracor, Inc.(1)                                        123           5,649
Valeant Pharmaceuticals International                    170           4,080
Wyeth                                                    323          12,807
----------------------------------------------------------------------------
                                                                  $   65,620

----------------------------------------------------------------------------

Retail - Food and Staples -- 2.1%
----------------------------------------------------------------------------
Walgreen Co.                                             354      $   12,705
Wal-Mart Stores, Inc.                                    274          14,774
----------------------------------------------------------------------------
                                                                  $   27,479

----------------------------------------------------------------------------

Retail - Multiline -- 1.3%
----------------------------------------------------------------------------
Target Corp.                                             325      $   16,257
----------------------------------------------------------------------------

Retail - Specialty -- 3.9%
----------------------------------------------------------------------------
Abercrombie & Fitch Co., Class A                         406      $   15,907
Home Depot, Inc.                                         595          24,443
Linens 'N Things, Inc.(1)                                404           9,728
----------------------------------------------------------------------------
                                                                  $   50,078

----------------------------------------------------------------------------

See notes to financial statements

Eaton Vance Equity Research Fund as of October 31, 2004 PORTFOLIO OF INVESTMENTS Cont'd

Security                                              Shares           Value
----------------------------------------------------------------------------

Road & Rail -- 0.5%
----------------------------------------------------------------------------
Swift Transportation Co., Inc.(1)                        357      $    6,747
----------------------------------------------------------------------------

Software Services -- 4.5%
----------------------------------------------------------------------------
Activision, Inc.(1)                                      222      $    3,215
Magma Design Automation, Inc.(1)                         315           4,086
Microsoft Corp.                                          921          25,779
Oracle Corp.(1)                                          621           7,862
SAP AG ADR                                               158           6,739
Symantec Corp.(1)                                        192          10,932
----------------------------------------------------------------------------
                                                                  $   58,613

----------------------------------------------------------------------------

Telecommunication Services - Diversified -- 2.2%
----------------------------------------------------------------------------
Sprint FON Group                                         962      $   20,154
Verizon Communications, Inc.                             221           8,641
----------------------------------------------------------------------------
                                                                  $   28,795

----------------------------------------------------------------------------

Telecommunication Services - Wireless -- 1.6%
----------------------------------------------------------------------------
SpectraSite, Inc.(1)                                     405      $   20,777
----------------------------------------------------------------------------

Textiles, Apparel & Luxury Goods -- 0.8%
----------------------------------------------------------------------------
Nike Inc., Class B                                        93      $    7,562
Polo Ralph Lauren Corp., Class A                          93           3,434
----------------------------------------------------------------------------
                                                                  $   10,996

----------------------------------------------------------------------------

Thrifts & Mortgage Finance -- 3.3%
----------------------------------------------------------------------------
Countrywide Financial Corp.                              659      $   21,042
Freddie Mac                                               95           6,327
IndyMac Bancorp, Inc.                                    259           8,355
PFF Bancorp, Inc.                                         68           2,683
W Holding Co., Inc.                                      238           4,758
----------------------------------------------------------------------------
                                                                  $   43,165

----------------------------------------------------------------------------

Tobacco -- 1.2%
----------------------------------------------------------------------------
Altria Group, Inc.                                       324      $   15,701
----------------------------------------------------------------------------

Utilities - Electric-- 3.5%
----------------------------------------------------------------------------
Entergy Corp.                                            107      $    6,993
Exelon Corp.                                             584          23,138
NRG Energy, Inc.(1)                                      235           6,519
TXU Corp.                                                136           8,326
----------------------------------------------------------------------------
                                                                  $   44,976

----------------------------------------------------------------------------
Total Common Stocks

  (identified cost $1,144,716)                                    $1,271,255
----------------------------------------------------------------------------
Total Investments -- 98.1%
  (identified cost $1,144,716)                                    $1,271,255
----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.9%                                24,523
----------------------------------------------------------------------------
Net Assets -- 100.0%                                              $1,295,778
----------------------------------------------------------------------------
(1) Non-income producing security.

See notes to financial statements

Eaton Vance Equity Research Fund as of October 31, 2004
FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2004

Assets

-----------------------------------------------------------------------------
Investments, at value

(identified cost, $1,144,716)                                      $1,271,255
Cash                                                                   29,593
Receivable for investments sold                                         1,079
Dividends receivable                                                    1,089
Tax reclaim receivable                                                     36
Receivable from the Adviser                                            31,736
-----------------------------------------------------------------------------
Total assets                                                       $1,334,788
-----------------------------------------------------------------------------

Liabilities

-----------------------------------------------------------------------------
Payable to affiliate for service fees                              $      269
Payable for investments purchased                                      12,179
Accrued expenses                                                       26,562
-----------------------------------------------------------------------------
Total liabilities                                                  $   39,010
-----------------------------------------------------------------------------
Net Assets for 119,850 shares

of beneficial interest outstanding                                 $1,295,778
-----------------------------------------------------------------------------

Sources of Net Assets

-----------------------------------------------------------------------------
Paid-in capital                                                    $1,191,172
Accumulated net realized loss
(computed on the basis of identified cost)                            (22,470)
Accumulated undistributed net investment income                           537
Net unrealized appreciation
(computed on the basis of identified cost)                            126,539
-----------------------------------------------------------------------------
Total                                                              $1,295,778
-----------------------------------------------------------------------------

Net Asset Value and
Redemption Price Per Share

-----------------------------------------------------------------------------
($1,295,778 [DIV] 119,850 shares
of beneficial interest outstanding)                                $    10.81
-----------------------------------------------------------------------------

Maximum Offering Price Per Share

----------------------------------------------------------------------------
(100 [DIV] 94.25 of $10.81)                                        $    11.47
-----------------------------------------------------------------------------


Statement of Operations

For the Year Ended
October 31, 2004

Investment Income

-----------------------------------------------------------------------------
Dividends (net of foreign taxes, $105)                                $15,674
Interest                                                                   64
-----------------------------------------------------------------------------
Total investment income                                               $15,738
-----------------------------------------------------------------------------

Expenses --
  Investment adviser fee                                                6,949
  Administration fee                                                    1,609
  Service fees                                                          2,681
  Custodian fee                                                        12,329
  Legal and accounting services                                        30,489
  Printing and postage                                                  4,519
  Registration fees                                                     1,272
  Transfer and dividend disbursing agent fees                             579
  Miscellaneous                                                           440
-----------------------------------------------------------------------------
Total expenses                                                        $60,867
-----------------------------------------------------------------------------

Deduct --
Waiver and reimbursement of expenses by the Adviser
  and/or Administrator                                                 45,853
-----------------------------------------------------------------------------
Total expense reductions                                              $45,853
-----------------------------------------------------------------------------
Net expenses                                                          $15,014
-----------------------------------------------------------------------------
Net investment income                                                 $   724
-----------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                      48,772
-----------------------------------------------------------------------------
Net realized gain                                                     $48,772
-----------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
Investments (identified cost basis)                                    43,797
-----------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                  $43,797
-----------------------------------------------------------------------------
Net realized and unrealized gain                                      $92,569
-----------------------------------------------------------------------------
Net increase in net assets from operations                            $93,293
-----------------------------------------------------------------------------

See notes to financial statements

Eaton Vance Equity Research Fund as of October 31, 2004
FINANCIAL STATEMENTS Cont'd

Statements of Changes in Net Assets

Increase (Decrease)                                                                  Year Ended         Year Ended
in Net Assets                                                                  October 31, 2004   October 31, 2003
------------------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                                            $      724            $     641
  Net realized gain (loss)                                                             48,772              (10,504)
  Net change in unrealized appreciation (depreciation)                                 43,797              149,518
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                         $   93,293            $ 139,655
------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
  From net investment income                                                       $     (811)           $      --
------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                $     (811)           $      --
------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares                                                     $  410,096            $ 189,379
  Net asset value of shares issued to shareholders
    in payment of distributions declared                                                  811                   --
  Cost of shares redeemed                                                            (156,590)             (66,202)
  Net increase in net assets from Fund share transactions                          $  254,317            $ 123,177
  Net increase in net assets                                                       $  346,799            $ 262,832
------------------------------------------------------------------------------------------------------------------

Net Assets

------------------------------------------------------------------------------------------------------------------
At beginning of year                                                               $  948,979            $ 686,147
------------------------------------------------------------------------------------------------------------------
At end of year                                                                     $1,295,778            $ 948,979
------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income included in net assets
------------------------------------------------------------------------------------------------------------------
At end of year                                                                     $      537            $     641
------------------------------------------------------------------------------------------------------------------


See notes to financial statements

Eaton Vance Equity Research Fund as of October 31, 2004
FINANCIAL STATEMENTS Cont'd

Financial Highlights

                                                                            Year Ended October 31,
                                                           -------------------------------------------------------
                                                                 2004(1)           2003(1)           2002(1)
------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                          $ 9.860           $ 8.400           $10.000
------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  $ 0.007           $ 0.007           $(0.001)
Net realized and unrealized gain (loss)                         0.952             1.453            (1.599)
------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                           $ 0.959           $ 1.460           $(1.600)
------------------------------------------------------------------------------------------------------------------

Less distributions

------------------------------------------------------------------------------------------------------------------
From net investment income                                    $(0.009)          $    --           $    --
------------------------------------------------------------------------------------------------------------------
Total distributions                                           $(0.009)          $    --           $    --
------------------------------------------------------------------------------------------------------------------
Net asset value -- End of year                                $10.810           $ 9.860           $ 8.400
------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                  9.73%            17.38%           (16.00)%
------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data +
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                     $ 1,296           $   949           $   686
Ratios (As a percentage of average daily net assets):
  Net expenses                                                   1.40%             1.40%             1.45%
  Net expenses after custodian fee reduction                     1.40%             1.40%             1.40%
  Net investment income (loss)                                   0.07%             0.08%            (0.01)%

Portfolio Turnover                                                 70%               64%               90%
------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund reflect a waiver of the investment adviser fee, a waiver of the administration fee, and an allocation of expenses to the
  Adviser. Had such actions not been taken, the ratios and the net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):

  Expenses                                                       5.67%             6.67%`            7.22%
  Expenses after custodian fee reduction                         5.67%             6.67%             7.17%
  Net investment loss                                           (4.20)%           (5.19)%           (5.78)%
Net investment loss per share                                 $(0.441)          $(0.461)          $(0.552)
------------------------------------------------------------------------------------------------------------------

(1) Net investment income (loss) per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period.


See notes to financial statements

Eaton Vance Equity Research Fund as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

--------------------------------------------------------------------------
Eaton Vance Equity Research Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust) and commenced operations on November 1, 2001. The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuations-- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for Federal income tax purposes, had a capital loss carryover of $21,262, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010 ($11,320) and October 31, 2011 ($9,942). During the year ended October 31, 2004, capital loss carryovers of $46,412 were utilized to offset realized gains.

D Expenses -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. There were no credit balances used to reduce the Fund's custodian fee for the year ended October 31, 2004.

Eaton Vance Equity Research Fund as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS Cont'd

F Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

2  Distributions to Shareholders

--------------------------------------------------------------------------
It is the present policy of the Fund to distribute annually substantially all of the net investment income of the Fund and to distribute, at least annually, substantially all of its net realized capital gains, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2004 and October 31, 2003 was as follows:

                                             Year Ended         Year Ended
                                       October 31, 2004   October 31, 2003
--------------------------------------------------------------------------
Distributions declared from:

  Ordinary income                                  $811                 --

During the year ended October 31, 2004, accumulated undistributed net investment income was decreased by $17 and accumulated net realized loss was decreased by $17 primarily due to differences between book and tax accounting for currency losses. These changes had no effect on the net assets or the net asset value per share.

As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

  Undistributed ordinary income                $    537

  Capital loss carryforward                    $(21,262)

  Unrealized appreciation                      $125,331

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

3  Shares of Beneficial Interest

--------------------------------------------------------------------------
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                             Year Ended         Year Ended
                                       October 31, 2004   October 31, 2003
--------------------------------------------------------------------------

Sales                                            38,762             21,741

Issued to shareholders electing
to receive  payments of distributions
in Fund shares                                       79                 --

Redemptions                                     (15,238)            (7,169)
--------------------------------------------------------------------------

Net increase                                     23,603             14,572
--------------------------------------------------------------------------

At October 31, 2004, Eaton Vance Management (EVM) and an EVM retirement plan owned 35% and 48%, respectively, of the outstanding shares of the Fund.

4  Investment Adviser Fee and
   Other Transactions with Affiliates

--------------------------------------------------------------------------
The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. EVM receives a monthly advisory fee equal to 0.65% (annually) of the average daily net assets of the Fund up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the fee amounted to $6,949 all of which was voluntarily waived. An administrative fee is earned by EVM as compensation for administering certain business affairs of the Fund. The fee is equal to 0.15% (annually) of the average daily net assets of the Fund. For the year ended October 31, 2004, the fee amounted to $1,609, all of which was voluntarily waived. Pursuant to a voluntary expense reimbursement, EVM was allocated $37,295 of the Fund's operating expenses. EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based on the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2004, EVM earned $66 in sub-transfer agent fees from the Fund.

Eaton Vance Equity Research Fund as of October 31, 2004 NOTES TO FINANCIAL STATEMENTS Cont'd

Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Trustees of the Fund who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organization.

5  Service Plan

--------------------------------------------------------------------------
The Trust has in effect a Service Plan (the Plan) for the Fund. The Plan authorizes the Fund to make payments of service fees to Eaton Vance Distributors, Inc., investment dealers and other persons in amounts equal to 0.25% (annually) of the Fund's average daily net assets. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fee payments for the year ended October 31, 2004 amounted to $2,681.

6  Investment Transactions

--------------------------------------------------------------------------
Purchases and sales of investments, other than short-term obligations, aggregated $963,746 and $745,568, respectively, for the year ended October 31, 2004.

7  Federal Income Tax Basis of Unrealized
   Appreciation (Depreciation)
--------------------------------------------------------------------------
The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

  Aggregate cost                             $1,145,924
--------------------------------------------------------------------------

  Gross unrealized appreciation              $  157,242

  Gross unrealized depreciation                 (31,911)
--------------------------------------------------------------------------

  Net unrealized appreciation                $  125,331
--------------------------------------------------------------------------

Eaton Vance Equity Research Fund as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Eaton Vance Equity Research Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Equity Research Fund, a series of Eaton Vance Mutual Funds Trust (the "Fund"), at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts

December 23, 2004

Eaton Vance Equity Research Fund as of October 31, 2004
FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $15,667, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal year 2004 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Eaton Vance Equity Research Fund

MANAGEMENT AND ORGANIZATION


Fund Management

The Trustees of Eaton Vance Mutual Funds Trust (the Trust), are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109. As used below, "EVC" means Eaton Vance Corporation, "EV" means Eaton Vance, Inc., "EVM" means Eaton Vance Management, "BMR" means Boston Management and Research and "EVD" means Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

                                                                                                   Number of
                                                  Term of                                          Portfolios in
                                Position(s)       Office and                                       Fund Complex    Other
Name and                        with the          Length of    Principal Occupation(s)             Overseen        Directorships
Date of Birth                   Trust             Service      During Past Five Years              By Trustee(1)   Held
----------------------------------------------------------------------------------------------------------------------------------
Interested Trustee(s)
----------------------------------------------------------------------------------------------------------------------------------
James B. Hawkes                 Trustee           Since 1991   Chairman, President and Chief       192             Director of EVC
11/9/41                                                        Executive Officer of BMR, EVC,
                                                               EVM and EV; Director of EV;
                                                               Vice President and Director of
                                                               EVD. Trustee and/or officer of
                                                               192 registered investment
                                                               companies in the Eaton Vance
                                                               Fund Complex. Mr. Hawkes is
                                                               an interested person because of
                                                               his positions with BMR, EVM,
                                                               EVC and EV, which are affiliates
                                                               of the Trust.


Eaton Vance Equity Research Fund
MANAGEMENT AND ORGANIZATION Cont'd

                                                                                                   Number of
                                                  Term of                                          Portfolios in
                                Position(s)       Office and                                       Fund Complex    Other
Name and                        with the          Length of    Principal Occupation(s)             Overseen        Directorships
Date of Birth                   Trust             Service      During Past Five Years              By Trustee(1)   Held
----------------------------------------------------------------------------------------------------------------------------------
Noninterested Trustees

----------------------------------------------------------------------------------------------------------------------------------
Samuel L. Hayes, III            Trustee           Since 1986   Jacob H. Schiff Professor of        192             Director of
2/23/35                                                        Investment Banking Emeritus,                        Tiffany & Co.
                                                               Harvard University Graduate                         (specialty
                                                               School of Business Administration.                  retailer) and
                                                                                                                   and Director of
                                                                                                                   Telect, Inc.
                                                                                                                   (telecommunica-
                                                                                                                   tion services
                                                                                                                   company)

William H. Park                 Trustee           Since 2003   President and Chief Executive       192             None
9/19/47                                                        Officer, Prizm Capital Management,
                                                               LLC (investment management
                                                               firm) (since 2002). Executive Vice
                                                               President and Chief Financial
                                                               Officer, United Asset Management
                                                               Corporation (a holding company
                                                               owning institutional investment
                                                               management firms) (1982-2001).

Ronald A. Pearlman              Trustee           Since 2003   Professor of Law, Georgetown        192             None
7/10/40                                                        University Law Center (since
                                                               1999). Tax Partner, Covington &
                                                               Burling, Washington, DC
                                                               (1991-2000).



Eaton Vance Equity Research Fund
MANAGEMENT AND ORGANIZATION Cont'd

                                                                                                   Number of
                                                  Term of                                          Portfolios in
                                Position(s)       Office and                                       Fund Complex    Other
Name and                        with the          Length of    Principal Occupation(s)             Overseen        Directorships
Date of Birth                   Trust             Service      During Past Five Years              By Trustee(1)   Held
----------------------------------------------------------------------------------------------------------------------------------
Noninterested Trustees (continued)
----------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer                Trustee           Since 1986   President, Chief Executive          192             None
9/21/35                                                        Officer and a Director of Asset
                                                               Management Finance Corp.,
                                                               (a specialty finance company
                                                               serving the investment
                                                               management industry) (since
                                                               October 2003). President,
                                                               Unicorn Corporation (an
                                                               investment and financial
                                                               advisory services company)
                                                               (since September 2000).
                                                               Formerly, Chairman, Hellman,
                                                               Jordan Management Co., Inc.
                                                               (an investment management
                                                               company) (2000-2003).
                                                               Formerly, Advisory Director,
                                                               Berkshire Capital Corporation
                                                               (investment banking firm)
                                                               (2002-2003). Formerly,
                                                               Chairman of the Board,
                                                               United Asset Management
                                                               Corporation (a holding company
                                                               owning institutional investment
                                                               management firms) and Chairman,
                                                               President and Director, UAM Funds
                                                               (mutual funds).

Lynn A. Stout                   Trustee           Since 1998   Professor of Law, University of     192             None
9/14/57                                                        California at Los Angeles School
                                                               of Law (since July 2001).
                                                               Formerly, Professor of Law,
                                                               Georgetown University Law
                                                               Center.



Fund Management
MANAGEMENT AND ORGANIZATION Cont'd

                                                  Term of
                                Position(s)       Office and
Name and                        with the          Length of    Principal Occupation(s)
Date of Birth                   Trust             Service      During Past Five Years
----------------------------------------------------------------------------------------------------------------------------------
Principal Officers Who Are Not Trustees

----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.             President         Since 2002   Executive Vice President of BMR,
5/31/58                                                        EVM, EVC and EV; Chief Investment
                                                               Officer of EVM and BMR and
                                                               Director of EVC. Chief Executive
                                                               Officer of Belair Capital Fund LLC,
                                                               Belcrest Capital Fund LLC, Belmar
                                                               Capital Fund LLC, Belport Capital
                                                               Fund LLC and Belrose Capital Fund
                                                               LLC (private investment companies
                                                               sponsored by EVM). Officer of 55
                                                               registered investment companies
                                                               managed by EVM or BMR.

William H. Ahern, Jr.           Vice President    Since 1995   Vice President of EVM and BMR.
7/28/59                                                        Officer of 78 registered investment
                                                               companies managed by EVM or BMR.

Thomas J. Fetter                Vice President    Since 1997   Vice President of EVM and BMR.
8/20/43                                                        Officer of 124 registered investment

Michael R. Mach                 Vice President    Since 1999   Vice President of EVM and BMR
7/15/47                                                        since December 15, 1999. Previously,
                                                               Managing Director and Senior Analyst
                                                               for Robertson Stephens (1998-1999).
                                                               Officer of 28 investment companies
                                                               managed by EVM or BMR.

Robert B. MacIntosh             Vice President    Since 1998   Vice President of EVM and BMR.
1/22/57                                                        Officer of 124 registered investment
                                                               companies managed by EVM or BMR.

Duncan W. Richardson            Vice President    Since 2001   Senior Vice President and Chief
10/26/57                                                       Equity Investment Officer of EVM
                                                               and BMR. Officer of 44 registered
                                                               investment companies managed
                                                               by EVM or BMR.



Eaton Vance Equity Research Fund
MANAGEMENT AND ORGANIZATION Cont'd

                                                  Term of
                                Position(s)       Office and
Name and                        with the          Length of    Principal Occupation(s)
Date of Birth                   Trust             Service      During Past Five Years
----------------------------------------------------------------------------------------------------------------------------------
Principal Officers Who Are Not Trustees (continued)
----------------------------------------------------------------------------------------------------------------------------------
Walter A. Row, III              Vice President    Since 2001   Director of Equity Research and a
7/20/57                                                        Vice President of EVM and BMR.
                                                               Officer of 24 registered investment
                                                               companies managed by EVM or BMR.

Judith A. Saryan                Vice President    Since 2003   Vice President of EVM and BMR.
8/21/54                                                        Previously, Portfolio Manager and
                                                               Equity Analyst for State Street Global
                                                               Advisors (1980-1999). Officer of 27
                                                               investment companies managed by
                                                               EVM or BMR.

Susan Schiff                    Vice President    Since 2003   Vice President of EVM and BMR.
3/31/61                                                        Officer of 27 registered investment
                                                               companies managed by EVM or BMR.

Alan R. Dynner                  Secretary         Since 1997   Vice President, Secretary and Chief
10/10/40                                                       Legal Officer of BMR, EVM, EVD, EV
                                                               and EVC. Officer of 192 registered
                                                               investment companies managed by
                                                               EVM or BMR.

James L. O'Connor               Treasurer         Since 1989   Vice President of BMR, EVM and EVD.
4/1/45                                                         Officer of 114 registered investment
                                                               companies managed by EVM or BMR.

Paul M. O'Neil                  Chief             Since 2004   Vice President of EVM and BMR.
7/11/53                         Compliance                     Officer of 192 registered investment
                                Officer                        companies managed by EVM or BMR.


(1) Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

THIS PAGE INTENTIONALLY LEFT BLANK.

    INVESTMENT ADVISER AND ADMINISTRATOR OF EATON VANCE EQUITY RESEARCH FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                                 125 HIGH STREET
                                BOSTON, MA 02110


                        EATON VANCE EQUITY RESEARCH FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

                     EATON VANCE GOVERNMENT OBLIGATIONS FUND
                          EATON VANCE HIGH INCOME FUND

                                  SUPPLEMENT TO
                        PROSPECTUSES DATED MARCH 1, 2005


1. THE DATE OF EACH PROSPECTUS IS MAY 30, 2005.

2. THE FOLLOWING IS ADDED TO "MANAGEMENT" UNDER "MANAGEMENT AND ORGANIZATION":

The Statement of Additional Information provides information regarding the basis for the Trustees' approval of the Portfolio's investment advisory agreement.

3. FOR EATON VANCE GOVERNMENT OBLIGATIONS FUND: THE FOLLOWING REPLACES THE 2ND THROUGH 4TH SENTENCES OF THE 2ND PARAGRAPH UNDER "VALUING SHARES":

Most MBS and other debt securities normally are valued by an independent pricing service. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Seasoned MBS within certain weighted average maturity and coupon ranges are valued by a matrix pricing system administered by the investment adviser. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value.


May 30, 2005                                                              GOHIPS

{LOGO}






                                   Eaton Vance
                             Government Obligations
                                      Fund

                 A diversified fund seeking high current return

                                Prospectus Dated

                                  March 1, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                       Page                                 Page
--------------------------------------------------------------------------------
Fund Summary                            2       Sales Charges                 10
Investment Objective & Principal                Redeeming Shares              12
  Policies and Risks                    5       Shareholder Account
Management and Organization             7         Features                    12
Valuing Shares                          7       Tax Information               13
Purchasing Shares                       8       Financial Highlights          15
--------------------------------------------------------------------------------

 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies. The Fund's investment objective is to provide a high current return. The Fund invests primarily in mortgage-backed securities ("MBS") issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. When investing in MBS, the Fund currently focuses on so-called "seasoned MBS." The Fund also invests in U.S. Government obligations, including Treasury bills and notes, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest significantly in securities issued by various U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. While such issuers may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued, backed or otherwise guaranteed by the U.S. Government, or its agencies or instrumentalities. The Fund's shares are not guaranteed by the U.S. Government. The portfolio manager also uses active management techniques (such as derivatives, securities lending, short sales and forward commitments) and may borrow from banks for investment purposes. The Fund may also enter into mortgage dollar roll transactions.

The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.

Principal Risk Factors. The value of Fund shares may be adversely affected by fluctuations in interest rates and the prepayment of the mortgage loans underlying the MBS held by the Fund. Mortgage loans are most likely to be prepaid in a declining interest rate environment. The portfolio manager attempts to minimize prepayment risk by acquiring MBS with underlying mortgage loans that have had a history of refinancing opportunities. The value of Fund shares can also be adversely affected by the existence of premiums on the price of MBS it acquires.

The Fund engages in active management strategies which involve risks. Although used primarily to hedge risk, derivative transactions (such as futures contracts and options thereon, options and short sales) and mortgage dollar rolls subject the Fund to increased risk of principal loss. Borrowing for investment purposes is a speculative practice and may exaggerate any increase or decrease in the value of Fund shares. By lending its securities, the Fund could incur delays in recovery or loss if the borrower of the securities fails financially.

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance for each full calendar year through December 31, 2004. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a broad-based, unmanaged market index of intermediate-maturity, U.S. government bonds. Returns in the table for Class A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

  13.97%  4.52%   7.26%   5.55%   0.56%   9.12%   9.06%   7.84%  -0.35%   2.23%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class A was 4.78% for the quarter ended September 30, 2001, and the lowest quarterly return was -1.06% for the quarter ended June 30, 1994.

                                                                                                      One       Five       Ten
Average Annual Total Return as of December 31, 2004                                                  Year      Years      Years
----------------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                          -2.67%    4.49%      5.38%
Class A Return After Taxes on Distributions                                                          -5.15%    1.77%      2.47%
Class A Return After Taxes on Distributions and the Sale of Class A Shares                           -1.75%    2.19%      2.77%
Class B Return Before Taxes                                                                          -3.32%    4.41%      5.12%
Class C Return Before Taxes                                                                           0.23%    4.64%      5.01%
Lehman Brothers Intermediate Government Bond Index
(reflects no deduction for fees, expenses or taxes)                                                   2.33%    6.57%      6.75%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. As of December 31, 2004, Class R had not yet commenced operations. The Lehman Brothers Intermediate Government Bond Index is a broad-based, unmanaged market index of intermediate-maturity, U.S. government bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Intermediate Government Bond Index returns: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong performance of mortgage-backed securities during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)   Class A  Class B  Class C   Class R
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
  (as a percentage of offering price)        None     None     None      None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of
  net asset value at time of purchase
  or redemption)                             None     5.00%    1.00%     None
Maximum Sales Charge (Load)
  Imposed on Reinvested Distributions        None      None     None     None
Exchange Fee                                 None      None     None     None


Annual Fund Operating Expenses
(expenses that are deducted from
Fund and Portfolio assets)                  Class A  Class B  Class C   Class R
--------------------------------------------------------------------------------
Management Fees                              0.75%    0.75%    0.75%     0.75%
Distribution and Service (12b-1) Fees         n/a     1.00%    1.00%     0.50%
Other Expenses*                              0.43%    0.18%    0.18%     0.18%
                                             -----    -----    -----     -----
Total Annual Fund Operating Expenses         1.18%    1.93%    1.93%     1.43%
Management Fee Reduction**                  (0.05)%  (0.05)%  (0.05)%   (0.05)%
                                             -----    -----    -----     -----
Total Fund Operating Expenses
  (net fee reduction)                        1.13%    1.88%    1.88%     1.38%

* Other Expenses for Class A includes a 0.25% service fee paid pursuant to a Service Plan. Other Expenses for Class R is estimated.

** On net assets of $500 million or more, the investment adviser has contractually agreed to reduce its advisory fee. Such contractual fee reduction cannot be terminated or decreased without the express consent of the Board of Trustees and Shareholders and is intended to continue indefinitely.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Year    3 Years    5 Years       10 Years
-------------------------------------------------------------------------------
Class A shares                $  585    $   817    $ 1,068       $1,784
Class B shares*               $  691    $   991    $ 1,216       $2,005
Class C shares                $  291    $   591    $ 1,016       $2,201
Class R shares                $  140    $   437    $   755       $1,657

You would pay the following expenses if you did not redeem your shares:

                              1 Year    3 Years    5 Years       10 Years
-------------------------------------------------------------------------------
Class A shares                $  585    $   817    $ 1,068        $ 1,784
Class B shares*               $  191    $   591    $ 1,016        $ 2,005
Class C shares                $  191    $   591    $ 1,016        $ 2,201
Class R shares                $  140    $   437    $   755        $ 1,657

* Reflects the expenses of Class A after 8 years because Class B shares generally convert to Class A after 8 years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to provide a high current return. The Fund currently seeks to meet its objective by investing in Government Obligations Portfolio (the "Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. Although the Fund's objective and policies may be changed by the Trustees without shareholder approval, the Trustees intend to submit any material change in the objective to shareholders for approval. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued, backed or otherwise guaranteed by the U.S. Government, or its agencies or instrumentalities (the "80% policy"). This policy will not be changed unless Fund shareholders are given 60 days' notice of the change. For purposes of the 80% policy, net assets includes any borrowings for investment purposes.

Mortgage-Backed and U.S. Government Securities. The Portfolio invests primarily in mortgage-backed securities ("MBS") that are either issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. When investing in MBS, the Portfolio's investment adviser currently focuses on MBS that include loans that have had a history of refinancing opportunities (so called "seasoned MBS"). Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. The investment adviser may discontinue the practice of focusing on seasoned MBS at any time. The investment adviser expects that under current market conditions many of the MBS held by the Fund will be premium bonds acquired at prices that exceed their par or principal value.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment, although the Portfolio's investment in seasoned MBS mitigates this risk. Under certain interest and prepayment rate scenarios, the Portfolio may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in "locking in" a specified interest rate. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Portfolio, prepayment risk may be enhanced. Additionally, the value of Fund shares may be adversely affected by fluctuations in interest rates underlying the MBS held by the Portfolio. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature, which may cause a resulting decrease in the Fund's net asset value.

The Portfolio may also invest in classes of collateralized mortgage obligations ("CMOs"), including fixed- or floating-rate tranches, and various other MBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors. CMOs are subject to the same types of risks affecting MBS as described above.

The Portfolio also invests in U.S. Government securities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities ("agency obligations"). Agency obligations may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. The Portfolio may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Because the U.S. Government generally is not obligated to provide support to its agencies or instrumentalities, the Portfolio will invest in obligations issued by agencies or instrumentalities only if the investment adviser determines that the credit risk with respect to such obligations is minimal.

As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers. As with other debt securities, the value of U.S. Government securities changes as interest rates fluctuate. Fluctuations in the value of securities held by the Portfolio will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates may result in an increase in the value of Fund shares. Conversely, during periods of rising interest rates, the value of Fund shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued, backed or otherwise guaranteed by the U.S. Government, or its agencies or instrumentalities.

Active Management Techniques. The Portfolio may purchase or sell derivative instruments (which derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held by the Portfolio, or as a substitute for the purchase or sale of securities or currencies. Transactions in derivative instruments may include the purchase or sale of derivatives based on various measures of the rate of mortgage prepayments ("prepayment derivatives"), futures contracts on securities, indices, other financial instruments or currencies; options on futures contracts; and exchange-traded and over-the-counter options on securities, indices or currencies. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. The Portfolio may enter into interest rate and total return swaps on a net basis for hedging purposes. Transactions in derivative instruments involve a risk of loss due to unanticipated adverse changes in prices, interest rates, indices, or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the initial investment therein. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous. The Portfolio's investments in prepayment derivatives for non-hedging purposes are limited to 5% of the Portfolio's total assets.

The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as may be permitted under relevant law. The Portfolio may seek to earn income by lending portfolio securities to brokers or other institutional borrowers. The Portfolio may also seek to earn income on securities loans by reinvesting cash collateral in any other securities consistent with its investment objective and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the investment adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finder's fees justify the attendant risk. The financial condition of the borrower will be monitored by the investment adviser. Upon return of the loaned securities, the Portfolio would be required to return the related collateral to the borrower and, if this collateral has been reinvested, the Portfolio may be required to liquidate portfolio securities in order to do so. To the extent that such portfolio securities have decreased in value, this may result in the Portfolio realizing a loss at a time when it would not otherwise do so. The Portfolio also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage. Distributions of any income realized from securities loans will be taxable as ordinary income.

The Portfolio at times may enter into mortgage dollar rolls in which the Portfolio sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the MBS. The Portfolio may also enter into contracts to purchase securities at a fixed price in the future. These "forward commitments" involve a risk of loss if the security purchased declines in value before the settlement date. The Portfolio at times may also engage in short sales of securities. No more than 25% of the Portfolio's assets will be subject to short sales at any one time.

The Portfolio may borrow from banks to increase its investments ("leveraging"). Such borrowings will be unsecured. The Portfolio may borrow an amount (when taken together with any borrowings for temporary purposes) equal to as much as 50% of the value of its net assets (not including such borrowings). Leveraging will exaggerate any increase or decrease in the net asset value of the securities held by the Portfolio, and, in that respect, may be considered a speculative practice. In addition, the costs associated with borrowing may exceed the return on investments acquired with borrowed funds.

In making investment decisions, the portfolio manager relies on the investment adviser's research staff and its experience in the MBS market. The portfolio manager focuses on the expected principal payments on an MBS as well as current and anticipated market conditions when purchasing and selling MBS. The portfolio manager may temporarily invest in cash and cash equivalents, which may be inconsistent with the Fund's investment objective, pending the making of other investments or as a reserve to service redemptions and repurchases of its shares. While so invested, the Portfolio may not achieve its investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. The Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to 0.75% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million or more, BMR has contractually agreed to reduce its advisory fee as follows: 0.6875% annually of average daily net assets of $500 million but less than $1 billion; 0.6250% of average daily net assets of $1 billion but less than $1.5 billion; 0.5625% of average daily net assets of $1.5 billion but less than $2 billion; 0.5000% of average daily net assets of $2 billion but less than $2.5 billion; and 0.4375% of average daily net assets of $2.5 billion and over. These contractual fee reductions cannot be terminated or decreased without the express consent of the Portfolio's Board of Trustees and its shareholders and are intended to continue indefinitely.

At October 31, 2004, the Portfolio had net assets of $1,060,801,401. For the period January 1, 2004 to October 31, 2004 and the fiscal year ended December 31, 2003, the Portfolio paid BMR advisory fees equivalent to 0.70% (annualized) and 0.67%, respectively, of its average daily net assets.

Susan Schiff is the portfolio manager of the Portfolio (since it commenced operations). She has been an Eaton Vance portfolio manager for more than five years and is a Vice President of Eaton Vance and BMR.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A shares), which is derived from Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Seasoned MBS are valued through the use of matrix pricing system which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Other MBS and debt securities are normally valued at their market value on the basis of valuations furnished by dealers or independent pricing services. The pricing services consider various factors relating to bonds and market transactions to determine market value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing primarily when a security is not priced by the pricing service or the pricing service is deemed unreliable. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments in Class A, B and C shares of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Subsequent purchases of Class R may be in any amount. Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments in Class A, B and C shares of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

     *    how long you expect to own your shares;
     *    how much you intend to invest;
     * the sales charge and total operating expenses associated with owning each class; and
     * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $25,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on the Fund's other classes of shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares will automatically convert to Class A shares after eight years. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

     Class R shares are offered at net asset value with no front-end sales charge to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; and to certain tax-sheltered retirement plans and Individual Retirement Account rollover accounts. Class R shares pay distribution fees and service fees equal to 0.50% annually of average daily net assets. Returns on Class R shares are generally lower than returns on Class A shares because Class R has higher annual expenses than Class A.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                      Sales Charge*                 Sales Charge*                Dealer Commission
                                    as Percentage of            as Percentage of Net            as a Percentage of
Amount of Purchase                   Offering Price               Amount Invested                 Offering Price
-----------------------------------------------------------------------------------------------------------------
Less than $25,000                       4.75%                         4.99%                           4.50%
$25,000 but less than $100,000          4.50%                         4.71%                           4.25%
$100,000 but less than $250,000         3.75%                         3.90%                           3.50%
$250,000 but less than $500,000         3.00%                         3.09%                           2.75%
$500,000 but less than $1,000,000       2.00%                         2.04%                           2.00%
$1,000,000 or more                      0.00**                        0.00**                     See Below

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.


The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totaling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first twelve months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $25,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership  of shares  included  under the  right of  accumulation  (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries, tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

Contingent Deferred Sales Charge. Each Class of shares, except Class R shares, is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase   CDSC       The CDSC is based on the lower of
----------------------------------------       the net asset value at the time
First or Second                      5%        of purchase or at the time of
Third                                4%        redemption. Shares acquired
Fourth                               3%        through the reinvestment of
Fifth                                2%        distributions are exempt from the
Sixth                                1%        CDSC.  Redemptions are made first
Seventh or following                 0%        from shares that are not subject
                                               to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B and Class C, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically  convert to
Class  A  shares.   Class  B  shares  acquired   through  the   reinvestment  of
distributions convert in proportion to shares not so acquired.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Distribution and Service Fees. Class B, Class C and Class R shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Class R shares pay a distribution fee at an annual rate of 0.25% of average daily net assets. Although there is no present intention to do so, the Fund could pay distribution fees of up to 0.50% annually upon Trustee approval. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.

All Classes pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter typically receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You can redeem up to $100,000 per account (which may
                        include shares of one or more Eaton Vance funds) b y calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time).
                        Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

  Through an
  Investment Dealer     Your investment dealer is responsible for transmitting
                        the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account may be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option      Dividends and capital gains are reinvested in additional  shares.
               This option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option      Dividends  are paid in cash and capital  gains are  reinvested in additional shares.
  *Cash
   Option      Dividends and capital gains are paid in cash.

  *Exchange
   Option      Dividends  and/or  capital  gains are  reinvested  in  additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may be mailed the following:

     * Semiannual and Annual Reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Tax-Deferred Retirement Plans. Class A, Class C and Class R shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund, or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes will distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. The Fund expects that its distributions will consist primarily of ordinary income. The Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but undistributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                                 Period Ended October 31,
                                                                ---------------------------------------------------------------
                                                                                       2004(1)(2)
                                                                ---------------------------------------------------------------
                                                                Class A                 Class B                 Class C
-------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period                           $  9.330                $  8.040                $  8.040
                                                                -----------             -----------             -----------
Income (loss) from operations
Net investment income                                           $  0.249                $  0.166                $  0.166
Net realized and unrealized gain (loss)                           (0.076)                 (0.060)                 (0.070)
                                                                -----------             -----------             -----------
Total income (loss) from operations                             $  0.173                $  0.106                $  0.096
                                                                -----------             -----------             -----------
Less distributions
From net investment income                                      $ (0.533)               $ (0.406)               $ (0.406)
From tax return of capital                                            --                      --                      --
                                                                -----------             -----------             -----------
Total distributions                                             $ (0.533)               $ (0.406)               $ (0.406)
                                                                -----------             -----------             -----------
Net asset value - End of period                                 $  8.970                $  7.740                $  7.730
                                                                -----------             -----------             -----------
Total Return(4)                                                     1.91%                   1.35%                   1.22%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                       $354,083                $390,836                $272,000
Ratios (As a percentage of average daily net assets):
  Expenses(5)                                                       1.13%(7)                1.88%(7)                1.88%(7)
  Expenses after custodian fee reduction(5)                         1.13%(7)                1.88%(7)                1.88%(7)
  Interest expense(5)                                               0.00%(6)(7)             0.00%(6)(7)             0.00%(6)(7)
  Net investment income                                             3.27%(7)                2.52%(7)                2.52%(7)
Portfolio Turnover of the Portfolio                                    5%                      5%                      5%

                                                                                   Year Ended December 31,
                                                     -------------------------------------------------------------------------------
                                                                   2003(1)                              2002(1)
                                                     -------------------------------------------------------------------------------
                                                        Class A    Class B    Class C    Class A        Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period                   $ 10.000   $  8.610   $  8.610   $  9.950       $  8.570       $  8.570
                                                        ---------- ---------- ---------- ----------     ----------     ----------
Income (loss) from operations
Net investment income                                   $  0.184   $  0.096   $  0.096   $  0.401       $  0.282       $  0.282
Net realized and unrealized gain (loss)                   (0.214)    (0.179)    (0.179)     0.350          0.297          0.297
                                                        ---------- ---------- ---------- ----------     ----------     ----------
Total income (loss) from operations                     $ (0.030)  $ (0.083)  $ (0.083)  $  0.751       $  0.579       $  0.579
                                                        ---------- ---------- ---------- ----------     ----------     ----------
Less distributions
From net investment income                              $ (0.635)  $ (0.483)  $ (0.483)  $ (0.674)      $ (0.512)      $ (0.512)
From tax return of capital                                (0.005)    (0.004)    (0.004)    (0.027)        (0.027)        (0.027)
                                                        ---------- ---------- ---------- ----------     ----------     ----------
Total distributions                                     $ (0.640)  $ (0.487)  $ (0.487)  $ (0.701)      $ (0.539)      $ (0.539)
                                                        ---------- ---------- ---------- ----------     ----------     ----------
Net asset value - End of period                         $  9.330   $  8.040   $  8.040   $ 10.000       $  8.610       $  8.610
                                                        ---------- ---------- ---------- ----------     ----------     ----------
Total Return(4)                                            (0.35)     (1.03)%    (1.02)%     7.84%          7.00%          6.99%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $435,022   $555,947   $436,960   $474,595       $583,804       $472,515
Ratios (As a percentage of average daily net assets):
  Expenses(5)                                               1.06%      1.81%      1.81%      1.11%          1.86%          1.85%
  Expenses after custodian fee reduction(5)                 1.06%      1.81%      1.81%      1.11%          1.86%          1.85%
  Interest expense(5)                                       0.01%      0.01%      0.01%      0.00%(6)       0.00%(6)       0.00%(6)
  Net investment income                                     1.90%      1.15%      1.15%      4.03%           3.29%          3.29%
Portfolio Turnover of the Portfolio                           67%        67%        67%        41%             41%            41%

                                                   (see footnotes on last page.)

                                                                               Year Ended December 31,
                                                    ---------------------------------------------------------------------------
                                                                  2001(1)(3)                           2000(1)
                                                    ---------------------------------------------------------------------------
                                                       Class A     Class B     Class C     Class A     Class B     Class C
-------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                    $  9.810    $  8.450    $  8.450    $  9.700    $  8.350    $ 8.360
                                                       ----------- ----------- ----------- ----------- ----------- ----------
Income (loss) from operations
Net investment income                                  $  0.549    $  0.409    $  0.392    $  0.717    $  0.557    $ 0.551
Net realized and unrealized gain (loss)                   0.311       0.266       0.283       0.127       0.109      0.105
                                                       ----------- ----------- ----------- ----------- ----------- ----------
Total income (loss) from operations                    $  0.860    $  0.675    $  0.675    $  0.844    $  0.666    $ 0.656
                                                       ----------- ----------- ----------- ----------- ----------- ----------
Less distributions
From net investment income                             $ (0.720)   $ (0.555)   $ (0.555)   $ (0.718)   $ (0.550)   $(0.550)
From tax return of capital                                   --          --          --      (0.016)     (0.016)    (0.016)
                                                       ----------- ----------- ----------- ----------- ----------- ----------
Total distributions                                    $ (0.720)   $ (0.555)   $ (0.555)   $ (0.734)   $ (0.566)   $(0.566)
                                                       ----------- ----------- ----------- ----------- ----------- ----------
Net asset value - End of year                          $  9.950    $  8.570    $  8.570    $  9.810    $  8.450    $ 8.450
                                                       ----------- ----------- ----------- ----------- ----------- ----------
Total Return(4)                                            9.06%       8.23%       8.18%       9.12%       8.33%      8.19%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                $291,249    $240,472    $133,176    $183,657    $120,557    $32,837
Ratios (As a percentage of average daily net assets):
  Expenses(5)                                              1.25%       1.99%       1.99%       1.21%       1.95%      2.04%
  Expenses after custodian fee reduction(5)                1.25%       1.99%       1.99%       1.21%       1.95%      2.04%
  Interest expense(5)                                      0.02%       0.02%       0.02%       0.02%       0.02%      0.02%
  Net investment income                                    5.50%       4.75%       4.55%       7.44%       6.72%      6.64%
Portfolio Turnover of the Portfolio                          21%         21%         21%         22%         22%        22%

                                                                Year Ended December 31,
                                                    ----------------------------------------
                                                                    1999(1)
                                                    ----------------------------------------
                                                       Class A     Class B      Class C
--------------------------------------------------------------------------------------------
Net asset value - Beginning of year                    $ 10.400    $  8.950     $ 8.960
                                                       ----------- -----------  ----------
Income (loss) from operations
Net investment income                                  $  0.745    $  0.576     $ 0.576
Net realized and unrealized gain (loss)                  (0.689)     (0.594)     (0.594)
                                                       ----------- -----------  ----------
Total income (loss) from operations                    $  0.056    $ (0.018)    $(0.018)
                                                       ----------- -----------  ----------
Less distributions
From net investment income                             $ (0.743)   $ (0.569)    $(0.569)
From tax return of capital                               (0.013)     (0.013)     (0.013)
                                                       ----------- -----------  ----------
Total distributions                                    $ (0.756)   $ (0.582)    $(0.582)
                                                       ----------- -----------  ----------
Net asset value - End of year                          $  9.700    $  8.350     $ 8.360
                                                       ----------- -----------  ----------
Total Return(4)                                            0.56%      (0.20)%     (0.20)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                $195,162    $116,913     $30,833
Ratios (As a percentage of average daily net assets):
  Expenses(5)                                              1.23%       1.98%       1.98%
  Expenses after custodian fee reduction(5)                1.23%       1.98%       1.98%
  Interest expense(5)                                      0.02%       0.02%       0.02%
  Net investment income                                    7.43%       6.68%       6.67%
Portfolio Turnover of the Portfolio                          18%         18%         18%

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(2)  For the ten-month period ended October 31, 2004.
(3) The Fund, through its investment in the Portfolio, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.161 per share and 1.61%, respectively, for Class A; $0.138 per share and 1.61%, respectively, for Class B; and $0.139 per share and 1.61%, respectively, for Class C. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolio's allocated expenses.
(6)  Represents less than 0.01%.
(7)  Annualized.

{LOGO}



More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-04015                                         GOP


486-3/05                                         (c) 2005 Eaton Vance Management

{LOGO}






                                   Eaton Vance
                                   High Income
                                      Fund

              A diversified mutual fund seeking high current income

                                Prospectus Dated
                                  March 1, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                       Page                                 Page
--------------------------------------------------------------------------------
Fund Summary                            2       Sales Charges                 10
Investment Objective & Principal                Redeeming Shares              12
  Policies and Risks                    5       Shareholder Account
Management and Organization             6         Features                    12
Valuing Shares                          7       Tax Information               14
Purchasing Shares                       8       Financial Highlights          15
--------------------------------------------------------------------------------


 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies. The Fund's investment objective is to provide a high level of current income. To do so, the Fund invests primarily in high yield, high risk corporate bonds (so-called "junk bonds"). The Fund will invest a substantial portion of assets in bonds issued in connection with mergers, acquisitions and other highly- leveraged transactions.

The Fund normally invests primarily in bonds rated in the lowest investment grade category or below and in comparable unrated bonds. The Fund invests at least 80% of its net assets in fixed-income securities, including preferred stocks (many of which have fixed maturities), senior floating rate loans and convertible securities. The Fund may also purchase securities that make "in-kind" interest payments, bonds not paying current income and bonds that do not make regular interest payments. The Fund may invest up to 25% of its total assets in foreign securities, which are predominantly U.S. dollar denominated. With respect to non-dollar denominated securities, the Fund may hedge currency fluctuations by entering into forward foreign currency exchange contracts. The Fund will generally hold well in excess of 100 securities, which may help reduce investment risk.

The Fund may purchase derivative instruments, such as futures contracts and options thereon, interest rate and credit default swaps and credit linked notes.

Investments are actively managed, and securities may be bought or sold on a daily basis. The investment adviser's staff monitors the credit quality and price of securities held by the Fund, as well as other securities that are available to the Fund. The portfolio manager attempts to improve yield through timely trading. The portfolio manager also considers the relative value of securities in the marketplace in making investment decisions, and attempts to preserve capital and enhance return when consistent with the Fund's objective.

The Fund currently invests its assets in a separate registered investment company with the same investment objective and policies as the Fund.

Principal Risk Factors. The Fund invests primarily in below investment grade bonds, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults will reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a security may lose significant value before a default occurs.

Loans and other debt securities are also subject to the risk of increases in prevailing interest rates and prepayment risk, although floating rate securities reduce this risk. No active trading market may exist for many loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans.

The value of Fund shares may also decline when interest rates rise, when the supply of suitable bonds exceeds market demand, or in response to a significant drop in the stock market. Bonds that make "in-kind" interest payments, as well as bonds that do not pay income currently or do not make regular interest payments may experience greater volatility in response to interest rate changes. Because the Fund invests a portion of its assets in foreign securities, the value of Fund shares could be adversely affected by changes in currency exchange rates and by political and economic developments abroad. Forward foreign currency contracts also involve a risk of loss due to imperfect correlation. The Fund's use of derivatives is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements. The Fund is not appropriate for investors who cannot assume the greater risk of capital depreciation or loss inherent in seeking higher yields.

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for Class A, Class B and Class C shares and a comparison to the performance of a broad-based, unmanaged market index of high yield corporate bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

  13.86%  13.78%  15.35%  1.77%   10.99% -14.04% -2.36%  -1.90%   30.68%  10.80%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 10.40%, for the quarter ended June 30, 2003, and the lowest quarterly total return was -10.84%, for the quarter ended December 31, 2000. For the 30 days ended October 31, 2004, the SEC yield for Class A, Class B and Class C shares was 6.52%, 6.10% and 6.11%, respectively. For current yield information call 1-800-225-6265.

                                                                                                     One       Five       Ten
Average Annual Total Return as of December 31, 2004                                                  Year      Years      Years
-----------------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                           5.73%     2.62%     6.75%
Class B Return Before Taxes                                                                           5.80%     3.32%     7.24%
Class B Return After Taxes on Distributions                                                           2.83%    -0.39%     3.48%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                            3.65%     0.47%     3.81%
Class C Return Before Taxes                                                                           9.92%     3.60%     7.16%
Merrill Lynch U.S. High Yield Master II Index (reflects no deduction for fees, expenses or taxes)    10.87%     6.68%     8.27%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class A performance shown above prior to March 11, 2004 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class A. The Merrill Lynch U.S. High Yield Master II Index is unmanaged and tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. Investors cannot invest directly in an index. (Source: Bloomberg L.P.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong performance of U.S. high yield bonds during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.


Shareholder Fees
(fees paid directly from your investment)            Class A  Class B  Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
  (as a percentage of offering price)                 4.75%     None     None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of net
  asset value at time of purchase or
  redemption)                                         None      5.00%    1.00%
Maximum Sales Charge (Load)
  Imposed on Reinvested Distributions                 None      None     None
Exchange Fee                                          None      None     None
Redemption Fee
  (as a percentage of amount redeemed)*               1.00%     None     None


Annual Fund Operating Expenses
(expenses that are deducted from Fund
and Portfolio assets)                                Class A  Class B   Class C
--------------------------------------------------------------------------------
Management Fees                                       0.55%     0.55%    0.55%
Distribution and Service (12b-1) Fees                  n/a      1.00%    1.00%
Other Expenses**                                      0.41%     0.16%    0.16%
                                                      -----     -----    -----
Total Annual Fund Operating Expenses                  0.96%     1.71%    1.71%

* For Class A shares redeemed or exchanged within three months of the settlement of the purchase.
** Other Expenses for Class A includes a 0.25% service fee paid pursuant to a Service Plan.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                       $  568*   $   766    $   981      $ 1,597
Class B shares**                     $  674    $   939    $ 1,128      $ 1,821
Class C shares                       $  274    $   539    $   928      $ 2,019

You would pay the following expenses if you did not redeem your shares:

                                     1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                       $  568*   $   766    $   981      $ 1,597
Class B shares**                     $  174    $   539    $   928      $ 1,821
Class C shares                       $  174    $   539    $   928      $ 2,019

* Due to the redemption fee, the cost of investing in Class A shares for one year would be $100 higher for shares redeemed or exchanged within three months of the settlement of the purchase.
** Reflects the expenses of Class A after eight years because Class B shares generally convert to Class A shares after eight years.

INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS

The Fund's  investment  objective is to provide a high level of current  income.
The Fund's investment objective and certain policies may be changed by the Trustees without shareholder approval. The Trustees have no present intention to make any such change and intend to submit any material change in the investment objective to shareholders in advance for their approval. The Fund currently seeks to meet its investment objective by investing in High Income Portfolio (the "Portfolio"), a separate open-ended management company that has the same objective and policies as the Fund.

The Portfolio normally invests primarily in bonds rated in the lowest investment grade category or below (i.e., bonds rated Baa and below by Moody's Investors Service, Inc. ("Moody's") or BBB and below by Standard & Poor's Ratings Group ("S&P"), and in comparable unrated bonds. Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative. The Portfolio invests at least 80% of its net assets in fixed-income securities, including preferred stocks, senior floating rate loans ("Senior Loans") and convertible securities.

The Portfolio may hold securities that are unrated or in the lowest rating categories (rated C by Moody's or D by S&P). Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Portfolio may be required to retain legal counsel and/or a financial adviser. This may increase the Portfolio's operating expenses and adversely affect net asset value.

The credit quality of most securities held by the Portfolio reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at favorable prices. In the absence of a liquid trading market for securities held by it, the Portfolio may have difficulties determining the fair market value of such securities.

Although the investment adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. In evaluating the quality of a particular security, whether rated or unrated, the investment adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Because of the greater number of investment considerations involved in investing in high yield, high risk bonds, the achievement of the Fund's objectives depends more on the investment adviser's judgment and analytical abilities than would be the case if the Portfolio invested primarily in securities in the higher rating categories. While the investment adviser will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such securities would substantially lessen the risks of defaults brought about by an economic downturn or recession. Moreover, the Portfolio may invest up to 25% of its assets in any one industry, which may expose the Fund to unique risks of that industry. The Portfolio's investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole.

The Portfolio may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities. Such investments may experience greater volatility in market value due to changes in interest rates. The Portfolio accrues income on these investments and is required to distribute its income each year. The Portfolio may be required to sell securities to obtain cash needed for income distributions.

The Portfolio may invest in interests in Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The risks associated with these loans are similar to the risks of high yield corporate bonds, although interest rate risk may be reduced because their interest rates generally are adjusted for changes in short-term interest rates.

The Portfolio may invest up to 25% of total assets in foreign securities, which are predominantly U.S. dollar denominated. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. With respect to non-dollar denominated securities, the portfolio manager may use forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations. These contracts allow the Portfolio to establish a currency exchange rate with payment and delivery at a future date. They are subject to a risk of loss due to unanticipated changes in currency exchange rates and default by the counterparty to the contract. There can be no assurance that this hedging strategy will be advantageous to the Portfolio.

The Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

The value of Fund shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of securities already held by the Portfolio can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio securities can be expected to decline. Other economic factors (such as a large downward movement in stock prices or a poor economic environment) can also adversely impact the high yield bond market. Rating downgrades of securities held by the Portfolio may reduce their value.

The Portfolio may purchase derivative investments, which derive their value from another instrument, security or index. The Portfolio may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Portfolio may also enter interest rate swaps, credit default swaps and forward rate contracts and purchase credit linked notes as well as instruments that have a greater or lesser credit risk than the security underlying that instrument. From time to time, the Portfolio may use credit default swaps to buy or sell credit protection on an individual issuer or a "basket" of issuers, and may also purchase credit linked notes relating to an issuer or basket of issuers. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio may not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 50% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

The annual portfolio turnover rate may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and pay more commissions (which may reduce return) than a fund with a lower rate. Capital gains distributions (which reduce the after-tax returns of shareholders holding Fund shares in taxable accounts) will be made to shareholders if offsetting capital loss carryforwards do not exist.

MANAGEMENT AND ORGANIZATION

Management. The Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Portfolio and provides related office facilities and personnel. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

                                                          Annual        Daily
Category        Daily Net Assets                        Asset Rate   Income Rate
--------------------------------------------------------------------------------
    1           up to $500 million                        0.300%        3.00%
    2           $500 million but less than $1 billion     0.275%        2.75%
    3           $1 billion but less than $1.5 billion     0.250%        2.50%
    4           $1.5 billion but less than $2 billion     0.225%        2.25%
    5           $2 billion but less than $3 billion       0.200%        2.00%
    6           $3 billion and over                       0.175%        1.75%

On October 31, 2004, the Portfolio had net assets of $1,291,972,619. For the fiscal year ended October 31, 2004, the Portfolio paid BMR advisory fees equivalent to 0.55% of the Portfolio's average net assets for such year.

Michael Weilheimer and Thomas Huggins co-manage the Portfolio. Mr. Weilheimer has managed the Portfolio since January 1, 1996. He also manages other Eaton Vance portfolios, and is a Vice President of Eaton Vance and BMR. Thomas Huggins has managed the Portfolio since January 1, 2000. Mr. Huggins co-manages other Eaton Vance portfolios and is a Vice President of Eaton Vance and BMR.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Fund.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A shares), which is derived from Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. The investment adviser uses an independent pricing service to value most debt securities at their market value. The pricing service considers various factors relating to bonds and market transactions to determine market value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before the Portfolio values its assets that would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. The investment adviser expects to use fair value pricing primarily when a debt security is in default or is not priced by a pricing service or the pricing service is deemed unreliable. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain high yield bonds held by the Portfolio) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). In addition, because the Portfolio may invest up to 25% of its total assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. The Portfolio has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

     *    how long you expect to own your shares;
     *    how much you intend to invest;
     * the sales charge and total operating expenses associated with owning each class; and
     * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $25,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares are subject to a 1% redemption fee if redeemed within three months of settlement of purchase. Class A shares pay service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B and Class C shares because Class A has lower annual expenses than Class B and Class C.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to past five years annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares eight years after their purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank

(including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                      Sales Charge*                 Sales Charge*                Dealer Commission
                                    as Percentage of            as Percentage of Net            as a Percentage of
Amount of Purchase                   Offering Price               Amount Invested                 Offering Price
-----------------------------------------------------------------------------------------------------------------
Less than $25,000                       4.75%                         4.99%                           4.50%
$25,000 but less than $100,000          4.50%                         4.71%                           4.25%
$100,000 but less than $250,000         3.75%                         3.90%                           3.50%
$250,000 but less than $500,000         3.00%                         3.09%                           2.75%
$500,000 but less than $1,000,000       2.00%                         2.04%                           2.00%
$1,000,000 or more                      0.00**                        0.00**                     See Below

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totaling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first twelve months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $25,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership  of shares  included  under the  right of  accumulation  (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if they are redeemed or exchanged within the first three months after the settlement of the purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase   CDSC       The CDSC is based on the lower of
----------------------------------------       the net asset value at the time
First or Second                      5%        of purchase or at the time of
Third                                4%        redemption. Shares acquired
Fourth                               3%        through the reinvestment of
Fifth                                2%        distributions are exempt from the
Sixth                                1%        CDSC.  Redemptions are made first
Seventh or following                 0%        from shares that are not subject
                                               to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B and Class C shares, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically  convert to
Class  A  shares.   Class  B  shares  acquired   through  the   reinvestment  of
distributions convert in proportion to shares not so acquired.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Distribution and Service Fees. Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.

All Classes pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You can redeem up to $100,000 per account (which may
                        include shares of one or more Eaton Vance funds) by calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time).
                        Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

  Through an
  Investment Dealer     Your investment dealer is responsible for transmitting
                        the order promptly. An investment dealer may charge a fee for this service.

Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account may be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option      Dividends and capital gains are reinvested in additional  shares.
               This option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option      Dividends  are paid in cash and capital  gains are  reinvested in additional shares.
  *Cash
   Option      Dividends and capital gains are paid in cash.

  *Exchange
   Option      Dividends  and/or  capital  gains are  reinvested  in  additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may be mailed the following:

     * Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases. Because redemptions of Class A within three months of settlement of purchase are subject to a 1% redemption fee (including shares held in individual retirement accounts), shareholders should not make withdrawals pursuant to a Withdrawal Plan during that period.

Tax-Deferred  Retirement  Plans.  Class A and Class C shares are  available  for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund, or in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value (subject to any applicable redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase. Class A shares may also be exchanged for the Fund's Institutional Shares, subject to the terms and conditions for investing in those shares.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeem from (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Any net realized capital gains will be distributed annually. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. The Fund expects that its distributions will consist primarily of taxable ordinary income.

Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains will be taxable as long-term capital gains. A portion of the Fund's distributions may be eligible for the dividends-received deduction for corporations. The Fund's distributions are taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's return on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolio. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request. The Fund began offering Class A shares on March 11, 2004.

                                                  Period Ended
                                                   October 31,                          Year Ended October 31,
                                               -------------------------------------------------------------------------------------
                                                    2004(1)(2)         2004(2)                  2003                  2002(3)
                                               -------------------------------------------------------------------------------------
                                                    Class A      Class B     Class C     Class B    Class C    Class B    Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period               $  5.230     $  5.050    $  6.670    $  4.150   $  5.480   $  4.860   $  6.410
                                                    -----------  ----------- ----------- ---------- ---------- ---------- ----------
Income (loss) from operations
Net investment income                               $  0.262     $  0.392    $  0.514    $  0.416   $  0.551   $  0.431   $  0.567
Net realized and unrealized gain (loss)               (0.001)       0.169       0.218       0.904      1.193     (0.672)    (0.878)
                                                    -----------  ----------- ----------- ---------- ---------- ---------- ----------
Total income (loss) from operations                 $  0.261     $  0.561    $  0.732    $  1.320   $  1.744   $ (0.241)  $ (0.311)
                                                    -----------  ----------- ----------- ---------- ---------- ---------- ----------
Less distributions
From net investment income                          $ (0.281)    $ (0.411)   $ (0.542)   $ (0.420)  $ (0.554)  $ (0.429)  $ (0.572)
From tax return of capital                                --           --          --          --         --     (0.040)    (0.047)
                                                    -----------  ----------- ----------- ---------- ---------- ---------- ----------
Total distributions                                 $ (0.281)    $ (0.411)   $ (0.542)   $ (0.420)  $ (0.554)  $ (0.469)  $ (0.619)
                                                    -----------  ----------- ----------- ---------- ---------- ---------- ----------
Redemption Fees                                     $  0.000(4)        --          --          --         --         --         --

Net asset value - End of period                     $  5.210     $  5.200    $  6.860    $  5.050   $  6.670   $  4.150   $  5.480
                                                    -----------  ----------- ----------- ---------- ---------- ---------- ----------
Total Return(6)                                         5.20%       11.55%      11.38%      33.26%     33.24%     (5.46)%    (5.37)%

Ratios/Supplemental Data:
Net assets, end of period (000's omitted)           $150,042     $474,861    $239,308    $662,381   $281,103   $530,326   $195,307
Ratios (As a percentage of average daily net assets):
  Expenses(7)                                           0.96%(8)     1.71%       1.71%       1.80%      1.80%      1.79%      1.79%
  Expenses after custodian fee reduction(7)             0.96%(8)     1.71%       1.71%       1.80%      1.80%      1.79%      1.79%
  Net investment income                                 7.98%(8)     7.60%       7.56%       8.96%      8.93%      9.30%      9.28%
Portfolio Turnover of the Portfolio                       80%          80%         80%        122%       122%        88%        88%

                                                    (see footnotes on last page)

                                                        Year Ended October 31,                  Year Ended March 31,
                                                        ----------------------------------------------------------------------------
                                                                2001                    2000(2)(5)                    2000(2)
                                                        ----------------------------------------------------------------------------
                                                        Class B      Class C      Class B        Class C        Class B     Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period                   $  6.180     $  8.130     $  7.270       $  9.560       $  7.510    $ 9.880
                                                        -----------  -----------  -----------    -----------    ----------- --------
Income (loss) from operations
Net investment income                                   $  0.601     $  0.796     $  0.418       $  0.551       $  0.702    $ 0.915
Net realized and unrealized gain (loss)                   (1.206)      (1.590)      (1.090)        (1.435)        (0.242)    (0.321)
                                                        -----------  -----------  -----------    -----------    ----------- --------
Total income (loss) from operations                     $ (0.605)    $ (0.794)    $ (0.672)      $ (0.884)      $  0.460    $ 0.594
                                                        -----------  -----------  -----------    -----------    ----------- --------
Less distributions
From net investment income                              $ (0.670)    $ (0.864)    $ (0.418)      $ (0.546)      $ (0.700)   $(0.914)
From tax return of capital                                (0.045)      (0.062)          --             --             --         --
                                                        -----------  -----------  -----------    -----------    ----------- --------
Total distributions                                     $ (0.715)    $ (0.926)    $ (0.418)      $ (0.546)      $ (0.700)   $(0.914)
                                                        -----------  -----------  -----------    -----------    ----------- --------
Net asset value - End of period                         $  4.860     $  6.410     $  6.180       $  8.130       $  7.270    $ 9.560
                                                        -----------  -----------  -----------    -----------    ----------- --------
Total Return(6)                                           (10.39)%     (10.31)%      (9.70)%        (9.70)%         6.36%      6.26%

Ratios/Supplemental Data:
Net assets, end of period (000's omitted)               $648,544     $202,906     $721,339       $191,027       $758,686    $36,851
Ratios (As a percentage of average daily net assets):
  Expenses(7)                                               1.83%        1.82%        1.78%(8)       1.82%(8)       1.74%      1.78%
  Expenses after custodian fee reduction(7)                 1.83%        1.82%        1.78%(8)       1.82%(8)       1.74%      1.78%
  Net investment income                                    10.91%       10.85%       10.37%(8)      10.40%(8)       9.49%      9.42%
Portfolio Turnover of the Portfolio                           83%          83%          41%            41%           113%       113%

(1) For the period from the commencement of offering of Class A Shares, March 11, 2004, to October 31, 2004.
(2)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(3) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 for each Class follows. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation. Class B: decrease net investment income per share by $0.010, decrease net realized and unrealized losses per share by $0.010 and decrease the ratio of net investment income to average net assets from 9.52% to 9.30%; Class C: decrease net investment income per share by $0.010, decrease net realized and unrealized losses per share by $0.010 and decrease the ratio of net investment income to average net assets from 9.50% to 9.28%.
(4)  Amounts represent less than $.005.
(5)  For the seven-month period ended October 31, 2000.
(6) Returns are historical and are calculated by determining the percentage change in net asset value with all distribution reinvested. Total return is not computed on an annualized basis.
(7)  Includes the Fund's share of the Portfolio's allocated expenses.
(8)  Annualized.

{LOGO}



More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:

--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-04015                                         HIP

362-3/05                                         (c) 2005 Eaton Vance Management

                                                    STATEMENT OF
                                                    ADDITIONAL INFORMATION
                                                    May 30, 2005




                                   EATON VANCE
                             GOVERNMENT OBLIGATIONS
                                      FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122


This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolio. The Fund and Portfolio are diversified, open-end management investment companies. The Fund is a series of Eaton Vance Mutual Funds Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

                                    Page                                    Page
Strategies and Risks                  2   Purchasing and Redeeming Shares    21
Investment Restrictions               8   Sales Charges                      22
Management and Organization          10   Performance                        25
Investment Advisory and                   Taxes                              27
 Administrative Services             18   Portfolio Securities Transactions  29
Other Service Providers              20   Financial Statements               31
Calculation of Net Asset Value       21

   Appendix A:  Class A Fees, Performance and Ownership                   32
   Appendix B:  Class B Fees, Performance and Ownership                   34
   Appendix C:  Class C Fees, Performance and Ownership                   36
   Appendix D:  Class R Fees, Performance and Ownership                   38
   Appendix E:  Eaton Vance Funds Proxy  Voting Policies and Procedures   39
   Appendix F:  Adviser Proxy Voting   Policies                           41


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund's prospectus dated May 30, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.



(C) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

MORTGAGE-BACKED SECURITIES. The Portfolio's investments in mortgage-backed securities may include conventional mortgage pass-through securities, participation interests in pools of adjustable and fixed rate mortgage loans, stripped mortgage-backed securities ("SMBS"), floating rate mortgage-backed securities listed under "Indexed Securities" and certain classes of multiple class CMOs (as described below). Mortgage-backed securities differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Government National Mortgage Association ("GNMA") Certificates and Federal National Mortgage Association ("FNMA") Mortgage-Backed Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. GNMA Certificates and FNMA Mortgage-Backed Certificates are called "pass-through" securities because a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder of the Certificate (i.e., the Portfolio). The Portfolio may purchase GNMA Certificates, FNMA Mortgage-Backed Certificates and various other mortgage-backed securities on a when-issued basis subject to certain limitations and requirements.

The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates ("PCs") representing undivided interest in FHLMC'S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly "conventional" mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.

While it is not possible to accurately predict the life of a particular issue of a mortgage-backed "pass-through" security held by the Portfolio, the actual life of any such security is likely to be substantially less than the average final maturities of the mortgage loans underlying the security. This is because unscheduled early prepayments of principal on the security owned by the Portfolio will result from the prepayment, refinancings or foreclosure of the underlying mortgage loans in the mortgage pool. The Portfolio, when the monthly payments (which may include unscheduled prepayments) on such a security are passed through to it, may be able to reinvest them only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, the mortgage-backed "pass-through"
security is less effective than other types of obligations as a means of "locking-in" attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed "pass-through" securities may have a comparable risk of decline in market value during periods of rising interest rates. If such a security has been purchased by the Portfolio at a premium above its par value, both a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment. If such a security has been purchased by the Portfolio at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current returns and will accelerate the recognition of income, which, when distributed to Fund shareholders, will be taxable as ordinary income.

ADJUSTABLE RATE MORTGAGES. The Portfolio may invest in pools of adjustable rate mortgages whose interest rates are periodically reset when market rates changes.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. The Portfolio may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Portfolio will invest in obligations issued by these instrumentalities only if the investment adviser determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Portfolio could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The CMO classes in which the Portfolio may invest include sequential and parallel pay CMOs, including planned amortization class and target amortization class securities and fixed and floating rate CMO tranches. CMOs are debt securities issued by the FHLMC and by financial institutions and other mortgage lenders which are generally fully collateralized by a pool of mortgages held under an indenture. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes, or tranches, of the CMO, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. Because the interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest to each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding. Floating rate CMO tranches carry interest rates that are tied in a fixed relationship to an index, such as the London Interbank Offered Rate (LIBOR), the Constant Maturity Treasury (CMT) or the Cost of Funds Index (COFI), subject to an upper limit, or "cap," and sometimes to a lower limit, or "floor." Currently, the investment adviser will consider privately issued CMOs or other mortgage-backed securities as possible investments for the Portfolio only when the mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities (e.g., insured by the Federal Housing Administration or Farmers Home Administration or guaranteed by the Administrator of Veterans Affairs or consisting in whole or in part of U.S. Government securities).

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). The Portfolio may invest in SMBS, which are derivative multiclass mortgage securities. The Portfolio may only invest in SMBS issued or guaranteed by the U.S. Government, its agencies or instrumentalities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgages. A common type of SMBS will have one class receiving all of the interest from the mortgages, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The determination of whether a particular SMBS is liquid will be made by the investment adviser under guidelines and standards established by the Trustees of the Portfolio. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgages are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The investment adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.

INDEXED SECURITIES. The Portfolio may invest in securities that fluctuate in value with an index. Such securities generally will either be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities. The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, securities prices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in reference prices. Because indexed securities derive their value from another instrument, security or index, they are considered derivative debt securities, and are subject to different combinations of prepayment, extension, interest rate and/or other market risks. The indexed securities purchased by the Portfolio may include interest only ("IO") and principal only ("PO") securities, floating rate securities linked to the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged floating rate securities ("super floaters"), leveraged inverse floating rate securities ("inverse floaters"), dual index floaters, range floaters, index amortizing notes and various currency indexed notes.

RISKS OF CERTAIN MORTGAGE-BACKED AND INDEXED SECURITIES. The risk of early prepayments is the risk associated with mortgage IOs, super floaters and other leveraged floating rate mortgage-backed securities. The primary risks associated with COFI floaters, other "lagging rate" floaters, capped floaters, inverse floaters, POs and leveraged inverse IOs are the potential extension of average life and/or depreciation due to rising interest rates. Although not mortgage-backed securities, index amortizing notes and other callable securities are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. The residual classes of CMOs are subject to both prepayment and extension risk.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. The market values of currency-linked securities may be very volatile and may decline during periods of unstable currency exchange rates.

AUCTION RATE SECURITIES. Auction rate securities, such as auction preferred shares of closed-end investment companies, are preferred stocks and debt securities with dividends/coupons based on a rate set at auction. The auction is usually held weekly for each series of a security, but may be held less frequently. The auction sets the rate, and securities may be bought and sold at the auction. The auction agent reviews orders from financial intermediaries on behalf of existing shareholders that wish to sell, hold at the auction rate, or hold only at a specified rate, and on behalf of potential shareholders that wish to buy the securities. In the event that an auction "fails" (such as if supply exceeds demand for such securities at an auction), the Fund may not be able to easily sell auction rate securities it holds and the auction agent may lower the rate paid to holders of such securities.

MORTGAGE ROLLS. The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sales. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Portfolio's borrowings and other senior securities.

LEVERAGE THROUGH BORROWING. A Portfolio that engages in bank borrowings is required to maintain continuous asset coverage of not less than 300% with respect to such bank borrowings. This allows the Portfolio to borrow an amount (when taken together with any borrowings for temporary extraordinary or emergency purposes as described in the prospectus) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days in order to reduce the Portfolio's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

The Portfolio and the other investment companies advised by the investment adviser or Eaton Vance Management participate in a Line of Credit Agreement (the "Credit Agreement") with a group of banks (the "Lenders"). Citibank, N.A. serves as the administrative agent. The Portfolio is obligated to pay to each Lender, in addition to interest on advances made to it under the Credit Agreement, a quarterly fee of 0.10% on each Lender's unused commitment. The Portfolio expects to use the proceeds of the advances primarily for leveraging purposes. The Portfolio may also borrow money for temporary purposes. At October 31, 2004, the Portfolio had no outstanding loan balance. The average daily loan balance during the period January 1, 2004 to October 31, 2004 and for the fiscal year ended December 31, 2003 was $2,457,380 and $8,333,973, respectively, and the average interest rate was 2.05% and 1.63%, respectively.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions are not entered into for the purpose of investment leverage.

LENDING PORTFOLIO SECURITIES. As described in the Prospectus, the Portfolio may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the investment adviser to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Portfolio may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand.

The Portfolio may also seek to earn income on securities loans by reinvesting cash collateral in other securities consistent with its investment objective and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this Statement of Additional Information.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Portfolio for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Portfolio or the borrower at any time. Upon termination and return of the loaned securities, the Portfolio would be required to return the related collateral to the borrower and, if this collateral has been reinvested, it may be required to liquidate portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Portfolio realizing a loss at a time when it would not otherwise do so. The Portfolio also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and Statement of Additional Information.

The Portfolio will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Portfolio will not be entitled to exercise voting or other beneficial rights on loaned securities. The Portfolio will exercise its right to terminate loans and thereby regain these rights whenever the investment adviser considers it to be in the Portfolio's interest to do so, taking into account the related loss of reinvestment income and other factors.

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities (such as U.S. Government securities), indices, other financial instruments (such as certificates of deposit, Eurodollar time deposits and economic indices); options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Portfolio holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets.

Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to the Portfolio. The Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. A covered option may not be written on U.S. Government securities if after such transaction more than 25% of net assets, as measured by the aggregate value of the securities underlying all written covered calls and puts would be subject to such options. Options on any U.S. Government security will not be purchased if after such transaction more than 5% of net assets, as measured by the aggregate of all premiums paid for all such options held, would be so invested.

PREPAYMENT DERIVATIVES. A Portfolio may trade derivatives on various measures of prepayment rates of residential mortgages to help manage exposure to risks arising from changes in mortgage prepayment rates. The Portfolio may also invest in these investments to enhance return. The Portfolio's investments in prepayment derivatives for non-hedging purposes are limited to 5% of the Portfolio's total assets. Prepayment derivatives are currently offered in an auction format in the form of options and forwards. The risks associated with the prepayment derivatives currently being offered are similar in nature to the risks associated with options generally including risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, or other underlying market measures (such as mortgage prepayment rates); the inability to close out a position; default by a counterparty; and imperfect correlation between a position and the desired hedge. Moreover, because these derivatives are new, they may be subject to additional liquidity risk. Lastly, the trading of prepayment derivatives through the auction process presents certain risks that differ from those associated with other types of over-the-counter derivatives. For example, unlike conventional over-the-counter derivatives, which are generally binding on the parties when they agree on the material terms, prepayment derivatives entered into through an auction are not binding until the publication of "clearing levels," regardless of when orders are received or accepted or entered into the auction process. Other auction related risks include the possibility that any given auction may be canceled or, prior to an auction's open, the terms of the auction or the prepayment derivative being offered in that auction may be modified.

SHORT SALES. The Portfolio may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which it sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. It is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced the Portfolio is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, it also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio also will incur transaction costs in effecting short sales. It will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest it may be required to pay, if any, in connection with a short sale.

The Portfolio may also engage in short sales "against-the-box". Such transactions occur when it sells a security short and it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation. In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in by the lender, causing a taxable gain to be recognized. Tax rules regarding constructive sales of appreciated financial positions may also require the recognition of gains prior to the closing out of short sales against the box and other risk-reduction transaction. No more than 25% of the Portfolio's assets will be subject to short sales (including short sales against-the-box) at any one time.

ASSET COVERAGE. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the investment adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

SHORT-TERM TRADING. Securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors.

INTEREST RATE AND TOTAL RETURN SWAPS. The Portfolio will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes and because a segregated account will be used, the Portfolio will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate or total return swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregated asset value at least equal to the accrued excess will be segregated by the Portfolio's custodian. The Portfolio will not enter into any interest rate or total return swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by BMR. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The interest rate swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the interest rate swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

TEMPORARY INVESTMENTS. The Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

PORTFOLIO TURNOVER. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Portfolio were replaced in a period of one year. A high turnover rate (such as 100% or more) necessarily involves greater expenses to the Portfolio and may result in the realization of substantial net short-term capital gains. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities of different countries, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Portfolio's rate of turnover and may increase the incidence of net short-term capital gains allocated to the Fund by the Portfolio which, upon distribution by the Fund, are taxable to Fund shareholders as ordinary income.

DIVERSIFIED STATUS. The Fund and Portfolio are each a "diversified" investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because debt obligations are not voting securities). With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

     (1) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or invest more than 25% of its total assets in any single industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

     (2) Borrow money or issue senior securities except as permitted by the 1940 Act;

     (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

     (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

     (5) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

     (6) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities;

     (7) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities; or

     (8) Buy investment securities from or sell them to any of its officers or Trustees of the Trust, the investment adviser or its underwriter, as principal; however, any such person or concerns may be employed as a broker upon customary terms.

For purposes of Restriction (1) above, less than 25% of total assets will be concentrated in any one industry. For purposes of determining industry classifications, the investment adviser considers an issuer to be in a particular industry if a third party has designated the issuer to be in that industry, unless the investment adviser is aware of circumstances that make the third party's classification inappropriate. In such a case, the investment adviser will assign an industry classification to the issuer.

In connection with Restriction (2) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings).

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

The following nonfundamental investment policies been adopted by the Fund and Portfolio. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's other investors. The Fund and Portfolio will not:

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund and Portfolio to dispose of such security or other asset. However, the Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of the Portfolio are responsible for the overall management and supervision of the affairs of the Portfolio. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund (see "Principal Underwriter" under "Other Service Providers").

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee                Trustee of the        Chairman, President and          197        Director of EVC
 11/9/41                                        Trust since 1991;     Chief Executive Officer of
                                                of the Portfolio      BMR, Eaton Vance, EVC and
                                                since 1993            EV; Director of EV; Vice
                                                                      President and Director of
                                                                      EVD. Trustee and/or officer
                                                                      of 195 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

NONINTERESTED TRUSTEES

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business Administration
                                                                      (2000-2003).

 SAMUEL L. HAYES, III    Chairman of the        Trustee of the        Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      Trust since 1986;     Investment Banking Emeritus,                Tiffany & Co.
                                                of the Portfolio      Harvard University Graduate                 (specialty
                                                since 1993 and        School of Business                          retailer) and
                                                Chairman of the       Administration.                             Telect, Inc.
                                                Board since 2005                                                  (telecommunication
                                                                                                                  services company)

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).
                                       10

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------

 NORTON H. REAMER        Trustee                Trustee of the        President, Chief Executive       197        None
 9/21/35                                        Trust since 1986;     Officer and a Director of
                                                of the Portfolio      Asset Management Finance
                                                since 1993            Corp. (a specialty finance
                                                                      company serving the
                                                                      investment management
                                                                      industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Since 1998            Professor of Law, University     197        None
 9/14/57                                                              of California at Los Angeles
                                                                      School of Law (since July
                                                                      2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private investor  135        Director of W.P.
 1/26/43                                                              (since 2000). Formerly, President           Carey & Company
                                                                      and Chief Executive Officer,                LLC (manager of
                                                                      Redwood Investment Systems, Inc.            real estate
                                                                      (software developer) (2000).                investment trusts)
                                                                      Formerly, President and Chief
                                                                      Executive Officer, State Street
                                                                      Research & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS E. FAUST JR.      President of the       Since 2002           Executive Vice President of Eaton Vance, BMR, EVC and EV; Chief
5/31/58                  Trust                                       Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                     Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                     Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                     LLC and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance). Officer of 61 registered investment companies managed by Eaton Vance or BMR.

WILLIAM H. AHERN, JR.    Vice President of      Since 1995           Vice President of Eaton Vance and BMR. Officer of 78 registered
7/28/59                  the Trust                                   investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER         Vice President of      Since 1997           Vice President of Eaton Vance and BMR. Officer of 124
8/20/43                  the Trust                                   registered investment companies managed by Eaton Vance or BMR.

MICHAEL R. MACH          Vice President of      Since 1999           Vice President of Eaton Vance and BMR. Officer of 31 registered
7/15/47                  the Trust                                   investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH      Vice President of      Since 1998           Vice President of Eaton Vance and BMR. Officer of 124
1/22/57                  the Trust                                   registered investment companies managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON     Vice President of      Since 2001           Senior Vice President and Chief Equity Investment Officer of
10/26/57                 the Trust                                   Eaton Vance and BMR. Officer of 48 registered investment
                                                                     companies managed by Eaton Vance or BMR.

WALTER A. ROW, III       Vice President of      Since 2001           Director of Equity Research and a Vice President of Eaton Vance
7/20/57                  the Trust                                   and BMR. Officer of 28 registered investment companies managed by Eaton Vance or BMR.

JUDITH A. SARYAN         Vice President of      Since 2003           Vice President of Eaton Vance and BMR. Officer of 30 registered
8/21/54                  the Trust                                   investment companies managed by Eaton Vance or BMR.

                                       11

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
SUSAN SCHIFF             Vice President of      Since 2002           Vice President of Eaton Vance and BMR. Officer of 28 registered
3/13/61                  the Trust and                               investment companies managed by Eaton Vance or BMR.
                         Portfolio

MARK S. VENEZIA          Vice President of      Since 2002*          Vice President of Eaton Vance and BMR. Officer of 5 registered
5/23/49                  the Portfolio                               investment companies managed by Eaton Vance or BMR.

BARBARA E. CAMPBELL      Treasurer of the       Since 2002*          Vice President of Eaton Vance and BMR. Officer of 197
6/19/57                  Portfolio                                   registered investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              Since 1997           Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                                             Vance, EVD, EV and EVC. Officer of 197 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer of the       Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                   Trust                                       registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 197
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.

* Prior to 2002, Mr. Venezia served as Vice President of the Portfolio since 1993, and Ms. Campbell served as Assistant Treasurer since 1995.


The Board of Trustees of the Trust and the Portfolio have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust and the Portfolio. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the period January 1, 2004 to October 31, 2004 and the fiscal year ended December 31, 2003, the Governance Committee convened four and six times, respectively.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and the Portfolio. The
Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund and Portfolio's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund and Portfolio's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund and Portfolio's compliance with legal and regulatory requirements that relate to the Fund and Portfolio's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the period January 1, 2004 to October 31, 2004 and the fiscal year ended December 31, 2003, the Audit Committee convened four and three times, respectively.

Messrs. Hayes (Chairman), Esty, Park, Pearlman and Reamer, and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust and the Portfolio. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, Portfolio or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund and Portfolio, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act. On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the period January 1, 2004 to October 31, 2004 and the fiscal year ended December 31, 2003, the Special Committee convened five and five times.

In considering the renewal of the investment advisory agreement(s) between the Portfolio and the investment adviser, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

     * An independent report comparing the advisory fees of the Portfolio with those of comparable funds (in the case of a renewal);
     * An independent report comparing the expense ratio of the Fund to those of comparable funds;
     * Information regarding Fund investment performance in comparison to a relevant peer group of funds and appropriate indices;
     * The economic outlook and the general investment outlook in the relevant investment markets;
     * Eaton Vance's results and financial condition and the overall organization of the investment adviser;
     * The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;
     * Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;
     * The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
     * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
     * The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee noted the benefits of the investment adviser's extensive in-house research capabilities and the other resources available to the investment adviser. The Special Committee also took into account the time and attention to be devoted by senior management to the Portfolio and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees paid by the Fund and the Fund's expense ratio, the Special Committee concluded that, taking into account the impact of the Fund's use of leverage, the fees paid by the Portfolio and the Fund's expense ratio are reasonable.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio and for all Eaton Vance funds as a group. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable.

The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the shareholders of the Fund. The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders.

SHARE OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. Interests in the Portfolio cannot be purchased by a Trustee.

                                                                Aggregate Dollar Range of Equity
                                                               Securities Owned in All Registered
                          Dollar Range of Equity Securities     Funds Overseen by Trustee in the
   Name of Trustee                Owned in the Fund                Eaton Vance Fund Complex
   ---------------                ------------------               ------------------------
INTERESTED TRUSTEE
 James B. Hawkes                         None                            over $100,000

NONINTERESTED TRUSTEES
 Benjamin C. Esty**                      None                                 None
 Samuel L. Hayes, III                    None                            over $100,000
 William H. Park                   $50,001-$100,000*                     over $100,000
 Ronald A. Pearlman                      None                            over $100,000
 Norton H. Reamer                        None                            over $100,000
 Lynn A. Stout                           None                            over $100,000*
 Ralph F. Verni**                        None                                 None

* Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
** Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and thus had no beneficial ownership of securities in the Fund or in the Eaton Vance Fund Complex as of December 31, 2004.

As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

     1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD;
          (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust and the Portfolio are paid by the Fund (and other series of the Trust) and the Portfolio, respectively. (A Trustee of the Trust and the Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolio). During the period January 1, 2004 to October 31, 2004 and the fiscal year ended
December 31, 2003, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

For the period January 1, 2004 to October 31, 2004:

                          Jessica M.     Samuel L.   William H.   Ronald A.   Norton H.   Lynn A.
Source of Compensation   Bibliowicz(7)     Hayes        Park      Pearlman     Reamer      Stout
----------------------  --------------   ---------   ----------   ---------   ---------   -------
      Trust(2)              $ 4,958      $ 11,767    $ 10,717     $ 11,080     $ 11,170   $ 11,708
      Portfolio               1,995         4,558       4,132(3)     4,217        4,328      4,456(4)
      Total                 $48,124      $200,000    $180,000(5)  $180,000     $190,000   $190,000(6)

For the fiscal year ended December 31, 2003:

                          Jessica M.     Samuel L.   William H.   Ronald A.   Norton H.   Lynn A.
Source of Compensation   Bibliowicz(7)     Hayes        Park      Pearlman     Reamer      Stout
----------------------  --------------   ---------   ----------   ---------   ---------   -------
      Trust(2)              $ 10,857     $ 10,810    $ 5,869      $ 5,257     $ 10,083   $ 10,836
      Portfolio                4,707        4,968      2,653(8)     2,324        4,625      4,796(9)
      Total                 $160,000     $183,750    $98,333(10)  $85,000     $170,833   $167,500(11)

*    Messrs. Park and Pearlman became Trustees in June of 2003.

(1) As of March 1, 2005, the Eaton Vance fund complex consists of 195 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive frees for the period.
 (2) The Trust consisted of 23 Funds as of October 31, 2004.
 (3) Includes $4,132 of deferred compensation.
 (4) Includes $1,793 of deferred compensation.
 (5) Includes $106,981 of deferred compensation.
 (6) Includes $45,000 of deferred compensation.
 (7) Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.
 (8) Includes $2,653 of deferred compensation.
 (9) Includes $1,072 of deferred compensation.
(10) Includes  $60,920  of  deferred  compensation.
(11) Includes $23,250 of deferred compensation.

ORGANIZATION

The Fund is a series of the Trust, which was organized under Massachusetts law on May 7, 1984 and is operated as an open- end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

The Portfolio was organized as a trust under the laws of the state of New York on May 1, 1992 and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the

Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Fund may be required to vote on matters pertaining to the Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio without shareholder approval at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund and its shareholders to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

PROXY VOTING POLICY. The Boards of Trustees of the Trust and Portfolios have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below. The Trustees will review the Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund and Portfolio will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser Policies, see Appendix E and Appendix F. Information on how the Fund and Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. The investment adviser manages the investments and affairs of the Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the Portfolio pays the investment adviser, see the prospectus. The following table sets forth the net assets of the Portfolio and the advisory fees earned during the period January 1, 2004 to October 31, 2004 and the fiscal years ended December 31, 2003, 2002 and 2001:

Net Assets at               Advisory Fee Paid for Fiscal Years Ended
                             ----------------------------------------
October 31, 2004       October 31, 2004   December 31, 2003  October 31, 2002   October 31, 2001
----------------       ----------------   -----------------  ----------------   ----------------
$1,060,801,401            $7,257,040           $11,983,292       $7,182,714         $3,240,772

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

PORTFOLIO MANAGER. The portfolio manager of the Portfolio is Susan Schiff. The portfolio manager manages other investment companies and/or investment accounts in addition to the Portfolio. The following table shows, as of the Fund's most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                    Number of     Total Assets of      Number of Accounts      Total Assets of Accounts
                                   All Accounts    All Accounts*    Paying a Performance Fee   Paying a Performance Fee*
                                   ------------   ---------------   ------------------------   -------------------------
Registered Investment Companies         4            $4,347.0                  0                         $0

Other Pooled Investment Vehicles        0            $    0                    0                         $0

Other Accounts                          0            $    0                    0                         $0

* In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Ms. Schiff beneficially owned between $0 and $10,000 of Fund shares as of the Fund's most recent fiscal year ended October 31, 2004. Interests in a Portfolio cannot be purchased by a portfolio manager.

It is possible that conflicts of interest may arise in connection with the portfolio manager's management of the Portfolio's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts she advises. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by the portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons.

COMPENSATION STRUCTURE. Compensation of the investment adviser's portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The investment adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of the investment adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

METHOD TO DETERMINE COMPENSATION. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

ADMINISTRATIVE SERVICES. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

SUB-TRANSFER AGENCY SERVICES. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the period January 1,

2004 to October 31, 2004 and for the fiscal year ended December 31, 2003, the transfer agent accrued for or paid to Eaton Vance $78,677 and $118,572, respectively, for sub-transfer agency services performed on behalf of the Fund.

INFORMATION ABOUT BMR AND EATON VANCE. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott
H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

CODE OF ETHICS. The investment adviser, principal underwriter, and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

EXPENSES. The Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B, C and R shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B, C and R shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD. EVD also serves as placement agent for the Portfolio.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm of the Fund and Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

As authorized by the Trustees, most MBS and other debt securities (other than short-term obligations) normally are valued by an independent pricing service. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Seasoned MBS within certain weighted average maturity and coupon ranges are valued by a matrix pricing system administered by the investment adviser. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Other debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The Fund's principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

CLASS R SHARE PURCHASES. Class R shares are available for purchase by clients of financial intermediaries who charge an advisory, management or consulting or similar fee for their services; accounts affiliated with those financial intermediaries; and in connection with certain tax-sheltered retirement plans and Individual Retirement Account rollover accounts. Detailed information concerning tax-sheltered plans eligible to purchase Class R shares, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B, C and R Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

PURCHASES AT NET ASSET VALUE. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

STATEMENT OF INTENTION. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

RIGHT OF ACCUMULATION. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

CONVERSION FEATURE. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

EXCHANGE PRIVILEGE. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

TAX-DEFERRED RETIREMENT PLANS. Class A and Class C shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION AND SERVICE PLANS

The Trust has in effect a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 5% for Class B and 6.25% for Class C of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trust also has in effect a compensation-type Distribution Plan (the "Class R Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class R shares. The Class R Plan provides for the payment of a monthly distribution fee to the principal underwriter of up to 0.50% of average daily net assets attributable to Class R shares. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% of average daily net assets attributable to Class R shares. Aggregate payments to the principal underwriter under the Class R Plan are limited to those permitted pursuant to a rule of the NASD. The Class R Plan also provides that Class R shares will pay a service fee to the principal underwriter in an amount equal on an annual basis of up to 0.25% of that portion of average daily net assets attributable to Class R shares for personal services and/or the maintenance of shareholder accounts. Service fees are paid quarterly in arrears. For the distribution and service fees paid by Class R shares, see Appendix D.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and C.

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997 for the Class A, Class B and Class C plans, and June 16, 2003 for the Class R plan. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

PERFORMANCE CALCULATIONS. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B and Appendix C.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. Actual yield may be affected by variations in sales charges on investments.

DISCLOSURE OF PORTFOLIO HOLDINGS AND RELATED INFORMATION. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

     *    DISCLOSURE  MADE IN FILINGS WITH THE SEC AND POSTED ON THE EATON VANCE
          WEBSITE: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q (which includes a list of the Portfolio's holdings) are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, the Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265. The Fund also will post a complete list of its portfolio holdings (including the Portfolio's holdings) as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter-end.

     * DISCLOSURE OF CERTAIN PORTFOLIO CHARACTERISTICS: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

     * CONFIDENTIAL DISCLOSURE FOR A LEGITIMATE FUND PURPOSE: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The
          Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund's Board of Trustees.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for the period January 1, 2004 to October 31, 2004 and its fiscal year ended December 31, 2003.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Portfolio's investment in securities acquired at a market discount may, or in zero coupon and certain other securities with original issue discount generally will, cause it to realize income prior to the receipt of cash payments with respect to those securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

The amount of the Fund's distributions will vary from time to time depending on general economic and market conditions, the composition of the Portfolio's investments, its current investment strategies and the operating expenses of the Fund and the Portfolio. While distributions will vary from time to time in response to the factors referred to above, the Fund's management will attempt to pursue a policy of maintaining a relatively stable monthly distribution payment to its shareholders. The distributions paid by the Fund during any particular period may be more or less than the amount of net investment income and net short-term capital gain actually earned by the Portfolio and allocated to the Fund during such period.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, the Portfolio's investment adviser. The Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Portfolio. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In  the  event  that  the  investment  adviser  executes  Portfolio   securities
transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Portfolio by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the investment adviser generally does not expect to acquire Third Party Research with Portfolio brokerage commissions.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Portfolio will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the

Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the period January 1, 2004 to October 31, 2004 and the three fiscal years ended December 31, 2003, 2002 and 2001, as well as the amount of Portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                    Amount of Transactions      Commissions Paid on
     Period          Brokerage        Directed to Firms      Transactions Directed to
       End        Commission Paid     Providing Research     Firms Providing Research
     ------       ---------------   ----------------------  -------------------------
October 31, 2004     $ 55,675                 $0                     $0
December 31, 2003    $149,725                 $0                     $0
December 31, 2002    $106,398
December 31, 2001    $ 10,235

                              FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund and Portfolio, appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

HOUSEHOLDING. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                                                      APPENDIX A

                      CLASS A FEES, PERFORMANCE & OWNERSHIP

SALES CHARGES, SERVICE FEES AND REPURCHASE TRANSACTION FEES. For the period January 1, 2004 to October 31, 2004 and the fiscal year ended December 31, 2003, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total service fees paid by the Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.
                                           For the period ended October 31, 2004

                                                          CDSC Paid                      Service Fees      Repurchase Transaction
Total Sales    Sales Charges to     Sales Charges to     to Principal  Total Service       Paid to              Fees Paid to
Charges Paid  Investment Dealers  Principal Underwriter  Underwriter     Fees Paid    Investment Dealers   Principal Underwriter
------------  ------------------  ---------------------  ------------  -------------  ------------------   ----------------------
 $1,016,992         $957,713            $59,199               $0         $739,587           $486,392               $15,965

                                     For the fiscal year ended December 31, 2003

                                                          CDSC Paid                      Service Fees      Repurchase Transaction
Total Sales    Sales Charges to     Sales Charges to     to Principal  Total Service       Paid to              Fees Paid to
Charges Paid  Investment Dealers  Principal Underwriter  Underwriter     Fees Paid    Investment Dealers   Principal Underwriter
------------  ------------------  ---------------------  ------------  -------------  ------------------   ----------------------
  $4,919,703        $4,685,948          $233,755              $0         $1,322,161         $532,225               $18,270

For the fiscal years ended December 31, 2002 and December 31, 2001, total sales charges of $4,876,946 and $1,877,491, respectively, were paid on sales of Class A shares, of which the principal underwriter received $227,637 and $84,816, respectively. The balance of such amounts was paid to investment dealers.

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                        Length of Period Ended October 31, 2004
Average Annual Total Return:              One Year    Five Years    Ten Years
----------------------------              --------    ----------    ---------
Before Taxes and Excluding Maximum
 Sales Charge                               2.42%        5.43%        5.87%
Before Taxes and Including Maximum
 Sales Charge                              -2.46%        4.41%        5.35%
After Taxes on Distributions and
 Excluding Maximum Sales Charge            -0.04%        2.70%        2.96%
After Taxes on Distributions and
 Including Maximum Sales Charge            -4.80%        1.70%        2.45%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                               1.56%        2.99%        3.20%
After Taxes on Distributions and
 Redemption and Including Maximum Sales
 Charge                                    -1.61%        2.12%        2.75%


For the 30 days ended  October  31,  2004,  the SEC yield for Class A shares was
4.38%

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At March 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


     Merrill Lynch, Pierce, Fenner & Smith, Inc.   Jacksonville, FL   7.4%
     Citigroup Global Markets, Inc.                New York, NY       5.3%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      CLASS B FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the period January 1, 2004 to October 31, 2004 and the fiscal year ended December 31, 2003, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B),
(5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

                                               For period ended October 31, 2004

Commission Paid                                                                                                 Repurchase
   by Principal       Distribution Fee      CDSC Paid    Uncovered Distribution              Service Fees     Transaction Fees
  Underwriter to           Paid to         to Principal     Charges (as a %      Service       Paid to        Paid to Principal
Investment Dealers  Principal Underwriter  Underwriter    of Class Net Assets)    Fees    Investment Dealers     Underwriter
------------------  ---------------------  ------------  ----------------------  -------  ------------------  -----------------
     $752,332           $2,832,422          $1,768,000      $19,250,000 (4.9%)   $860,837      $507,641            $17,850

                                         For fiscal year ended December 31, 2003

Commission Paid                                                                                                 Repurchase
   by Principal       Distribution Fee      CDSC Paid    Uncovered Distribution              Service Fees     Transaction Fees
  Underwriter to           Paid to         to Principal     Charges (as a %      Service       Paid to        Paid to Principal
Investment Dealers  Principal Underwriter  Underwriter    of Class Net Assets)    Fees    Investment Dealers     Underwriter
------------------  ---------------------  ------------  ----------------------  -------  ------------------  -----------------
   $7,692,028           $4,778,677          $2,297,000      $23,485,000 (4.2%) $1,592,944      $892,131            $23,992

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to the date this Class was first offered reflects the total return of a predecessor to Class B. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                        Length of Period Ended October 31, 2004
Average Annual Total Return:              One Year    Five Years    Ten Years
----------------------------              --------    ----------    ---------
Before Taxes and Excluding Maximum
 Sales Charge                               1.74%        4.67%        5.11%
Before Taxes and Including Maximum
 Sales Charge                              -3.04%        4.36%        5.11%
After Taxes on Distributions and
 Excluding Maximum Sales Charge            -0.42%        2.26%        2.50%
After Taxes on Distributions and
 Including Maximum Sales Charge            -5.20%        1.92%        2.50%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                               1.13%        2.53%        2.74%
After Taxes on Distributions and
 Redemption and Including Maximum Sales
 Charge                                    -1.98%        2.25%        2.74%

          Class B commenced operations January 1, 1998.


For the 30 days ended  October  31,  2004,  the SEC yield for Class B shares was
3.85%

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At March 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


     Merrill Lynch, Pierce, Fenner & Smith, Inc.   Jacksonville, FL   10.4%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                      CLASS C FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the period January 1, 2004 to October 31, 2004 and the fiscal year ended December 31, 2003, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C),
(5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

                                               For period ended October 31, 2004

Commission Paid                                                                                                 Repurchase
   by Principal       Distribution Fee      CDSC Paid    Uncovered Distribution              Service Fees     Transaction Fees
  Underwriter to           Paid to         to Principal     Charges (as a %      Service       Paid to        Paid to Principal
Investment Dealers  Principal Underwriter  Underwriter    of Class Net Assets)    Fees    Investment Dealers     Underwriter
------------------  ---------------------  ------------  ----------------------  -------  ------------------  -----------------
   $1,507,076           $2,157,639          $103,000      $52,116,000 (19.2%)   $719,213       $507,641            $14,098

                                         For fiscal year ended December 31, 2003

Commission Paid                                                                                                 Repurchase
   by Principal       Distribution Fee      CDSC Paid    Uncovered Distribution              Service Fees     Transaction Fees
  Underwriter to           Paid to         to Principal     Charges (as a %      Service       Paid to        Paid to Principal
Investment Dealers  Principal Underwriter  Underwriter    of Class Net Assets)    Fees    Investment Dealers     Underwriter
------------------  ---------------------  ------------  ----------------------  -------  ------------------  -----------------
   $1,377,998           $4,043,959          $521,000      $50,704,000 (11.6%)   $1,347,986      $459,327            $16,445

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to the date this Class was first offered reflects the total return of a predecessor to Class C. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                        Length of Period Ended October 31, 2004
Average Annual Total Return:              One Year    Five Years    Ten Years
----------------------------              --------    ----------    ---------
Before Taxes and Excluding Maximum
 Sales Charge                               1.75%        4.61%        4.99%
Before Taxes and Including Maximum
 Sales Charge                               0.79%        4.61%        4.99%
After Taxes on Distributions and
 Excluding Maximum Sales Charge            -0.42%        2.20%        2.42%
After Taxes on Distributions and
 Including Maximum Sales Charge             1.37%        2.20%        2.42%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                               1.13%        2.49%        2.66%
After Taxes on Distributions and
 Redemption and Including Maximum Sales
 Charge                                     0.50%        2.49%        2.66%

          Class C commenced operations January 1, 1998.


For the 30 days ended October 31, 2004, the SEC yield for Class C shares was 3.85%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At March 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


     Merrill Lynch, Pierce, Fenner & Smith, Inc.   Jacksonville, FL   22.0%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX D

                      CLASS R FEES, PERFORMANCE & OWNERSHIP

Effective August 1, 2003, the Fund began offering Class R shares, although none were issued as of October 31, 2004. Therefore, there is no fee or performance information.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At March 1, 2005 no shares of this Class were issued or outstanding.

                                                                      APPENDIX E


                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I. OVERVIEW

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31st of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The Committee will instruct the Adviser on the appropriate course of action. If the

Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V. REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX F

                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                      PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and
Procedures. These proxy policies and procedures reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. OVERVIEW

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

III. PROXY VOTING GUIDELINES

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

     A. ELECTION OF BOARD OF DIRECTORS

     The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

     * The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.

     * The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Advisers will hold all directors accountable for the actions of the Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.

     * The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.

     * The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

     B. APPROVAL OF INDEPENDENT AUDITORS

     The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

     C. EXECUTIVE COMPENSATION

     The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

     * The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.

     * The Advisers will generally vote against plans if annual option grants exceed 2% of shares outstanding.

     These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

     * The Advisers will typically vote against plans that have any of the following structural features:

          *    Ability  to  re-price   underwater  options  without  shareholder
               approval.
          * The unrestricted ability to issue options with an exercise price below the stock's current market price.
          *    Automatic share replenishment ("evergreen") feature.

     * The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

          * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
          *    Using restricted stock grants instead of options.
          * Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

     * The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

     D. CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES

     As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

     * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.

     * The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.

     * The Advisers will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.

     * The Advisers will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.

     * The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).

     * The Advisers will vote against proposals for a separate class of stock with disparate voting rights.

     * The Advisers will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Advisers will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

     E. STATE OF INCORPORATION/OFFSHORE PRESENCE

     Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers' clients.

     F. ENVIRONMENTAL/SOCIAL POLICY ISSUES

     The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

     G. CIRCUMSTANCES UNDER WHICH THE ADVISERS WILL ABSTAIN FROM VOTING

     The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

IV. RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Advisers' proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);

     *    A record of each vote cast;

     * A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

     * Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

V. IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

     * Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of the Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in discussions with a corporate client considering management of the corporation's 401(k) plan assets.

     * A representative of the Legal and Compliance Departments will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.

     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

The Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     * For clients other than a Fund, if the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the "Policies"), she will (i) inform the Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact,
          (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

     * If (i) the client involved is a Fund, or (ii) the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

          *    The client, in the case of an individual or corporate client;
          * In the case of a Fund, its board of directors, or any committee identified by the board; or
          *    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          May 30, 2005







                          EATON VANCE HIGH INCOME FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122


This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolio. The Fund and Portfolio are diversified, open-end management investment companies. The Fund is a series of Eaton Vance Mutual Funds Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:



                                Page                                        Page
Strategies and Risks              2    Purchasing and Redeeming Shares        20
Investment Restrictions           6    Sales Charges                          21
Management and Organization       8    Performance                            24
Investment Advisory Services     16    Taxes                                  26
Other Service Providers          18    Portfolio Securities Transactions      28
Calculation of Net Asset Value   19    Financial Statements                   30

Appendix A: Class A Fees, Performance and Ownership                           31
Appendix B: Class B Fees, Performance and Ownership                           33
Appendix C: Class C Fees, Performance and Ownership                           35
Appendix D: Corporate Bond Ratings                                            37
Appendix E: Eaton Vance Funds Proxy Voting Policies and Procedures            39
Appendix F: Adviser Proxy Voting Policies                                     41



This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund's relevant prospectus dated May 30, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.



(c) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

The Fund, through the Portfolio, seeks to achieve its investment objective, to provide a high level of current income, by investing primarily in high-yielding, high risk, fixed-income securities. A substantial portion of the Portfolio will generally consist of fixed-income securities and dividend stocks. However, the Portfolio may also, from time to time, invest in non-income producing bonds and obligations and in non-dividend paying stocks and rights and warrants when it believes there is a substantial opportunity for capital appreciation. Any realized gains from such capital appreciation provide an opportunity for increasing the Portfolio's investment in income producing securities. Bonds and preferred stocks will tend to be acquired for current income and reasonable stability of capital; convertible securities and common stocks will normally be acquired for their growth potential as well as their yield. The percentages of assets invested in fixed-income securities and the type of such securities held by the Portfolio will vary and may include a broad range of quality in rated and unrated debt securities, as described in the prospectus.

The Portfolio may dispose of fixed-income securities on a short term (less than six months) basis in order to take advantage of differentials in bond prices and yields or of fluctuations in interest rates consistent with its investment objective. Other securities may also be disposed of earlier than originally anticipated because of changes in business trends or developments, or other circumstances believed to render them vulnerable to price decline or otherwise undesirable for continued holding.

Fixed-Income Securities. Fixed-income securities include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

Fixed-rate bonds may have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value. Floating or variable rate obligations may be acquired as short-term investments pending longer term investment of funds.

Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, the High Income Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. In addition to lower rated securities, the High Income Portfolio also may invest in higher rated securities. At October 31, 2003, 93.0% of the Portfolio was invested in securities rated below investment grade or unrated. For a description of corporate bond ratings, see Appendix D.

Senior Loans. The Portfolio may invest in interests in senior floating rate loans ("Senior Loans"). Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the
Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are primarily the London Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest was required to be refunded, it could negatively affect the Fund's performance.

Senior Loans may not be rated by a rating agency, and may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of Senior Loans in the loan portfolio have been assigned ratings by independent rating agencies which are likely to be below investment grade. In the event Senior Loans are not rated, they are likely to be of equivalent below investment grade quality. Because of the protective features of Senior Loans, the investment adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The investment adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Foreign Investments. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Portfolio may also invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, as well as in the case of depositary receipts traded on non-U.S. markets for exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, may not pass-through voting and other shareholder rights, and may be less liquid than sponsored receipts.

Foreign Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Derivative Instruments. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance income (in the case of written options), to hedge against fluctuations in securities prices, interest rates, market conditions or currency exchange rates, to change the duration of the overall portfolio, to mitigate default risk, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities (such as U.S. Government securities), stock and bond indices, other financial instruments (such as certificates of deposit, Eurodollar time deposits and economic indices); options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; swaps; and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Portfolio holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets.

Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to the Portfolio. The Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security.

From time to time, the Portfolio may use credit default swaps to buy or sell credit protection on an individual issuer or a "basket" of issuers, and may also purchase credit linked notes. In a credit default swap, the buyer of credit protection agrees to pay the seller a periodic premium payment in return for the seller paying the amount under par at which a bond is trading if an event occurs that impacts the payment ability of the issuer of the underlying bonds. If such a transaction is to be physically settled, the buyer of the protection delivers to the seller a credit instrument that satisfies the delivery conditions outlined in the trade confirmation. The seller of the credit protection then pays the buyer the par value of the delivered instrument. In a cash settled transaction, the buyer of protection receives from the seller the difference between the market value of the credit instrument and the par value. Credit linked notes can have one or more embedded credit default swaps relating to an individual issuer or a "basket" of issuers. Credit linked notes are collateralized with a portfolio of securities having an aggregate AAA rating. Credit linked notes are purchased from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a counterparty, and in the event of default, the trust pays the counterparty par minus the recovery rate in exchange for an annual fee that is passed on to the investors in the form of a higher yield on the notes. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction.

The Portfolio may engage in options, futures contracts and options on futures contracts on high yield corporate bond indices, as well as stock indices, in order to hedge its exposure to the high yield bond market. The Portfolio may enter into stock index futures and options only when the investment adviser believes there is a correlation between the composition of part of the Portfolio and the underlying index. Hedging transactions may not be effective because of imperfect correlation and other factors. These transactions also involve a risk of loss or depreciation due to counterparty risk, unexpected market, interest rate or security price movements, and tax and regulatory constraints.

Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Portfolio will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

Asset Coverage. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Equity Investments. The Portfolio may invest in common stocks, preferred stocks, warrants and other equity securities when consistent with its objective or acquired as part of a fixed-income security. Equity securities are sensitive to stock market volatility. Changes in stock market values can be sudden and unpredictable. Even if values rebound, there is no assurance they will return to previous levels. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They create no ownership rights in the underlying security and pay no dividends. The price of warrants does not necessarily move parallel to the price of the underlying security.

Short Sales. The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box), or it holds in a segregated account cash or other liquid securities (to the extent required under the 1940
Act) in an amount equal to the current market value of the securities sold short. The Portfolio may engage in short selling under limited circumstances, such as where the Portfolio acquires stock in settlement of a bankruptcy or otherwise in connection with securities owned by the Portfolio. These transactions may require the current recognition of taxable gain under certain tax rules applicable to constructive sales. The Portfolio expects normally to close its short sales against-the-box by delivering newly-acquired stock.

Illiquid Securities. The Portfolio may invest up to 15% of net assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Portfolio invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Portfolio may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Lending Portfolio Securities. The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and the investment adviser will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. Distributions of any income realized from securities loans will be taxable as ordinary income.

Temporary Investments. The Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Portfolio Turnover. The Portfolio cannot accurately predict its portfolio turnover rate, but the annual turnover rate may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in a realization of net short-term capital gains. During the fiscal year ended October 31, 2004, the portfolio turnover rate of the Portfolio was 80%.

Diversified Status. The Fund and Portfolio are each a "diversified" investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because debt obligations are not voting securities). With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

     (1) With respect to 75% of total assets of the Fund, purchase any security if such purchase, at the time thereof, would cause more than 5% of the total assets of the Fund (taken at market value) to be invested in the securities of a single issuer, or cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;
     (2) Borrow money or issue senior securities except as permitted by the 1940 Act;
     (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;
     (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;
     (5) Purchase any security if such purchase, at the time thereof, would cause more than 25% of the Fund's total assets to be invested in any single industry, provided that the electric, gas and telephone utility industries shall be treated as separate industries for purposes of this restriction and further provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
     (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;
     (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or
     (8) Make loans to any person except by a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements or (c) lending portfolio securities.

     With respect to restriction (5), the Fund will construe the phrase "more than 25%" to be "25% or more".

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

In connection with Restriction (2) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

The following nonfundamental investment policies have been adopted by the Fund and Portfolio. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders, or with respect to the Portfolio, without approval of the Fund or its other investors. The Fund and Portfolio will not:

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund and Portfolio to dispose of such security or other asset. However, the Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION


Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of the Portfolio are responsible for the overall management and supervision of the affairs of the Portfolio. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund (see "Principal Underwriter" under "Other Service Providers").

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee                Trustee of the        Chairman, President and          197        Director of EVC
 11/9/41                                        Trust since 1991;     Chief Executive Officer of
                                                of the Portfolio      BMR, Eaton Vance, EVC and
                                                since 1992            EV; Director of EV; Vice
                                                                      President and Director of
                                                                      EVD. Trustee and/or officer
                                                                      of 197 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

NONINTERESTED TRUSTEES

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).

 SAMUEL L. HAYES, III    Chairman of the        Trustee of the        Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      Trust since 1986;     Investment Banking Emeritus,                Tiffany & Co.
                                                of the Portfolio      Harvard University Graduate                 (specialty
                                                since 1993 and        School of Business                          retailer) and
                                                Chairman of the       Administration.                             Telect, Inc.
                                                Board since 2005                                                  (telecommunication
                                                                                                                  services company)

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

                                       8

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
 NORTON H. REAMER        Trustee                Trustee of the        President, Chief Executive       197        None
 9/21/35                                        Trust since 1986;     Officer and a Director of
                                                of the Portfolio      Asset Management Finance
                                                since 1993            Corp. (a specialty finance
                                                                      company serving the
                                                                      investment management
                                                                      industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Since 1998            Professor of Law, University     197        None
 9/14/57                                                              of California at Los Angeles
                                                                      School of Law (since July
                                                                      2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS E. FAUST JR.      President of           Since 2002           Executive Vice President of Eaton Vance, BMR, EVC and EV; Chief
5/31/58                  the Trust                                   Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                     Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                     Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                     LLC and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance). Officer of 61 registered investment companies managed by Eaton Vance or BMR.

WILLIAM H. AHERN, JR.    Vice President         Since 1995           Vice President of Eaton Vance and BMR. Officer of 78 registered
7/28/59                  of the Trust                                investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER         Vice President         Since 1997           Vice President of Eaton Vance and BMR. Officer of 124
8/20/43                  of the Trust                                registered investment companies managed by Eaton Vance or BMR.

THOMAS P. HUGGINS        Vice President         Since 2000           Vice President of Eaton Vance and BMR. Officer of 6 registered
3/7/66                   of the Portfolio                            investment companies managed by Eaton Vance or BMR.

MICHAEL R. MACH          Vice President         Since 1999           Vice President of Eaton Vance and BMR. Officer of 31 registered
7/15/47                  of the Trust                                investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH      Vice President         Since 1998           Vice President of Eaton Vance and BMR. Officer of 124
1/22/57                  of the Trust                                registered investment companies managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON     Vice President         Since 2001           Senior Vice President and Chief Equity Investment Officer of
10/26/57                 of the Trust                                Eaton Vance and BMR. Officer of 48 registered investment
                                                                     companies managed by Eaton Vance or BMR.

WALTER A. ROW, III       Vice President         Since 2001           Director of Equity Research and a Vice President of Eaton Vance
7/20/57                  of the Trust                                and BMR. Officer of 28 registered investment companies managed by Eaton Vance or BMR.

                                       9

JUDITH A. SARYAN         Vice President         Since 2003           Vice President of Eaton Vance and BMR. Officer of 30 registered
8/21/54                  of the Trust                                investment companies managed by Eaton Vance or BMR.

SUSAN SCHIFF             Vice President         Since 2002           Vice President of Eaton Vance and BMR. Officer of 28 registered
3/13/61                  of the Trust                                investment companies managed by Eaton Vance or BMR.

MICHAEL W. WEILHEIMER    President of           Since 2002*          Vice President of Eaton Vance and BMR. Officer of 10 registered
2/11/61                  the Portfolio                               investment companies managed by Eaton Vance or BMR.

BARBARA E. CAMPBELL      Treasurer of           Since 2002*          Vice President of Eaton Vance and BMR. Officer of 197
6/19/57                  the Portfolio                               registered investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              Since 1997           Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                                             Vance, EVD, EV and EVC. Officer of 197 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer of           Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                   the Trust                                   registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 197
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.

* Prior to 2002, Mr. Weilheimer served as Vice President of the Portfolio since 1995 and Ms. Campbell served as Assistant Treasurer of the Portfolio since 1993.

The Board of Trustees of the Trust and the Portfolio have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust and the Portfolio. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended October 31, 2004, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park, Verni and Stout are members of the Audit Committee of the Board of Trustees of the Trust and the Portfolio. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund and Portfolio's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund and Portfolio's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund and Portfolio's compliance with legal and regulatory requirements that relate to the Fund and Portfolio's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended October 31, 2004, the Audit Committee convened five times.

Messrs. Hayes (Chairman), Esty, Park, Pearlman and Reamer and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust and the Portfolio. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9,

2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Trust, Portfolio or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund and Portfolio, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Trust, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act. On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended October 31, 2004, the Special Committee convened five times.


In considering the renewal of the investment advisory agreement(s) between the Portfolio and the investment adviser, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

     * An independent report comparing the advisory fees of the Portfolio with those of comparable funds (in the case of a renewal);
     * An independent report comparing the expense ratio of the Fund to those of comparable funds;
     * Information regarding Fund investment performance in comparison to a relevant peer group of funds and appropriate indices;
     * The economic outlook and the general investment outlook in the relevant investment markets;
     * Eaton Vance's results and financial condition and the overall organization of the investment adviser;
     * The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;
     * Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;
     * The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
     * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
     * The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered investment adviser's portfolio management capabilities, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. Specifically, the Special Committee considered the investment adviser's high-yield portfolio management team, including portfolio managers who perform their own investment and credit analysis and analysts who evaluate issuers' financial resources, operating history and sensitivity to economic conditions. The Special Committee noted the benefits to the Portfolio of the investment adviser's extensive in-house research capabilities. The Special Committee also took into account the time and attention to be devoted by senior management to the Portfolio and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratios of the fund, the Special Committee concluded that the Fund's expense structure is within a range it deemed to be competitive in comparison with comparable funds within the mutual fund industry.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in respect of the management of the Eaton Vance funds, including the Portfolio, including the profit margins of the investment adviser in comparison with available industry data. The Special Committee also considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Portfolio. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders.


Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. Interests in the Portfolio cannot be purchased by a Trustee.


                                                            Aggregate Dollar Range of Equity
                                                           Securities Owned in All Registered
                        Dollar Range of Equity Securities   Funds Overseen by Trustee in the
   Name of Trustee              Owned in the Fund               Eaton Vance Fund Complex
   ---------------              ------------------              ------------------------
INTERESTED TRUSTEE
James B. Hawkes                        None                           over $100,000

NONINTERESTED TRUSTEES
Benjamin C. Esty**                     None                                 None
Samuel L. Hayes, III                   None                           over $100,000
William H. Park                        None                           over $100,000
Ronald A. Pearlman                     None                           over $100,000
Norton H. Reamer                       None                           over $100,000
Lynn A. Stout                          None                           over $100,000*
Ralph F. Verni**                       None                                 None

* Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
** Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and thus had no beneficial ownership of securities in the Fund or in the Eaton Vance Fund Complex as of December 31, 2004.


As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:


     1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or
     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD;
          (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust and the Portfolio are paid by the Trust and the Portfolio, respectively. (A Trustee of the Trust and the Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolio). During the fiscal year ended October 31, 2004, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                          Jessica M.     Samuel L.   William H.   Ronald A.   Norton H.   Lynn A.
Source of Compensation   Bibliowicz(7)     Hayes        Park      Pearlman     Reamer      Stout
----------------------  --------------   ---------   ----------   ---------   ---------   -------
      Trust(2)              $ 4,958      $ 11,767    $ 10,717     $ 11,080     $ 11,170   $ 11,708
      Portfolio               1,852         4,410       3,996(3)     4,074        4,187      4,296(4)
        Total               $48,124      $200,000    $180,000(5)  $180,000     $190,000   $190,000(6)

(1) As of March 1, 2005, the Eaton Vance fund complex consists of 195 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period shown in the table above.

(2)  The Trust consisted of 23 Funds as of October 31, 2004.
(3)  Includes $3,996 of deferred compensation.
(4)  Includes $1,728 of deferred compensation.
(5)  Includes $106,981 of deferred compensation.
(6)  Includes $45,000 of deferred compensation.
(7)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

Organization. The Fund is a series of the Trust, which was organized under Massachusetts law as a business trust on May 7, 1984 and is operated as an open-end management investment company. The Fund was reorganized into multiple classes with Class B and Class C and changed its name to Eaton Vance High Income Fund on April 1, 1998. The operations of Class B reflect the operations of the Fund prior to April 1, 1998. Class C is the successor to the operations of a separate series of the Trust. Class A was approved by the Board of Trustees on February 9, 2004.

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

The Portfolio was organized as a trust under the laws of the state of New York on May 1, 1992 and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Fund may be required to vote on matters pertaining to the Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio without shareholder approval at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund and its shareholders to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

Proxy Voting Policy. The Boards of Trustees of the Trust and Portfolio have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below. The Trustees will review the Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund and Portfolio will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser Policies, see Appendix E and Appendix F, respectively. Information on how the Fund and Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                          INVESTMENT ADVISORY SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of the Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the Portfolio pays the investment adviser, see the prospectus. The following table sets forth the net assets of the Portfolio at October 31, 2004 and the advisory fees earned during the three fiscal years ended October 31, 2004.

                            Advisory Fee Paid for Fiscal Years Ended
Net Assets at               ----------------------------------------
October 31, 2004       October 31, 2004   October 31, 2002   October 31, 2001
----------------       ----------------   ----------------   ----------------
$1,291,972,619            $6,712,303           $6,229,426         $6,899,519

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Portfolio Managers. The co-portfolio managers (each referred to as a "portfolio manager") of the Portfolio are Michael W. Weilheimer and Thomas P. Huggins. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Portfolio. The following tables show, as of the Fund's most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                          Number of    Total Assets of     Number of Accounts           Total Assets of Accounts
                                        All Accounts    All Accounts*   Paying a Performance Fee        Paying a Performance Fee*
                                        ------------    -------------   ------------------------        -------------------------
   Michael W. Weilheimer
Registered Investment Companies             4             $6,486.8               0                              $0
Other Pooled Investment Vehicles            0                  0                 0                               0
Other Accounts                              6                506.0               0                               0

   Thomas P. Huggins
Registered Investment Companies             2              3,011.4               0                               0
Other Pooled Investment Vehicles            0                  0                 0                               0
Other Accounts                              0                  0                 0                               0

* In the millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the shares beneficially owned of the Fund as of the Fund's most recent fiscal year ended October 31, 2004. Interests in a Portfolio cannot be purchased by a portfolio manager.

       Portfolio Manager                       Owned in the Fund
       -----------------                       ------------------
     Michael W. Weilheimer                      none to $10,000
     Thomas P. Huggins                          none to $10,000

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Portfolio's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

Compensation Structure. Compensation of the investment adviser's portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The investment adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of the investment adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services

Agreement, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended October 31, 2004, the transfer agent accrued for or paid to Eaton Vance $62,147 for sub-transfer agency services performed on behalf of the Fund.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott
H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser, principal underwriter, and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.


Expenses. The Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser or the principal underwriter). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.


                             OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD. EVD also serves as placement agent for the Portfolios.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Fund and Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale price on the day of valuation or, if there were no sales that day, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Exchange-traded options are valued at the last sale price on the day of the valuation as quoted on the principal exchange or board of trade on which the options are traded, or in the absence of sales on such date, at the mean between the latest bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

Foreign securities and currencies held by the Portfolio are valued in U.S. dollars, as calculated by IBT based on foreign currency exchange quotations supplied by an independent quotation service. The daily valuation of foreign securities held by the Portfolio generally is determined as of the close of trading on the principal exchange on which such securities trade. As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE. A Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities.

The Trustees have approved and monitor the procedures under which Senior Loans are valued. The investment adviser and the Valuation Committee may implement new pricing methodologies or expand or reduce mark-to-market valuation of Senior Loans in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for Senior Loans. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Portfolio's Trustees based upon procedures approved by the Trustees.

                         PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The Fund's principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchases at Net Asset Value. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Tax-Deferred Retirement Plans. Class A and Class C shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

Distribution and Service Plans

The Trust has in effect a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 5% for Class B and 6.25% for Class C of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997 for the Class B and Class C Plans and February 9, 2004 for the Class A Plan. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B and Appendix C.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. Actual yield may be affected by variations in sales charges on investments.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

     * Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q (which includes a list of the Portfolio's holdings) are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, the Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265. The Fund also will post a complete list of its portfolio holdings (including the Portfolio's holdings) as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter-end.

     * Disclosure of certain Portfolio characteristics: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

     * Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The
          Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund's Board of Trustees.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

The Fund has elected to be treated and intends to qualify each year, as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended October 31, 2004.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Portfolio's investment in zero coupon, deferred interest and certain payment-in-kind or other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Portfolio and, in order to avoid a tax payable by the Fund, the Portfolio may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower-rated or unrated securities may present special tax issues for the Portfolio to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Portfolio's taking certain positions in connection with ownership of such distressed securities.

The Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject the Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies;

however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

The Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of the Portfolio will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, such foreign taxes.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

A portion of distributions made by the Fund which are derived from dividends from domestic corporations may qualify for the dividends-received deduction ("DRD") for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days during the 90-day period surrounding the ex-dividend date. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, the Portfolio's investment adviser. The Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Portfolio. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In  the  event  that  the  investment  adviser  executes  Portfolio   securities
transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Portfolio by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the investment adviser generally does not expect to acquire Third Party Research with Portfolio brokerage commissions.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Portfolio will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended October 31, 2004, 2003 and 2002, as well as the amount of Portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                    Amount of Transactions      Commissions Paid on
     Period          Brokerage        Directed to Firms      Transactions Directed to
       End        Commission Paid     Providing Research     Firms Providing Research
     ------       ---------------   ----------------------  -------------------------
October 31, 2004      $23,193                 $0                     $0
October 31, 2003      $54,887
October 31, 2002      $44,729

                              FINANCIAL STATEMENTS

The audited financial statements of, and the reports of the independent registered public accounting firm for the Fund and Portfolio, appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual reports accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                                                      APPENDIX A

                      Class A Fees, Performance & Ownership

Sales Charges, Service Fees and Repurchase Transaction Fees. For the fiscal year ended October 31, 2004, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total service fees paid by the Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                          CDSC Paid                      Service Fees      Repurchase Transaction
Total Sales    Sales Charges to     Sales Charges to     to Principal  Total Service       Paid to              Fees Paid to
Charges Paid  Investment Dealers  Principal Underwriter  Underwriter     Fees Paid    Investment Dealers   Principal Underwriter
------------  ------------------  ---------------------  ------------  -------------  ------------------   ----------------------
  $161,222          $153,988            $7,234                $0         $171,070           $171,052               $3,153

Redemption Fees. Class A shares generally are subject to a redemption fee equal to 1% of the amount redeemed or exchanged within three months of the settlement of the purchase. For the fiscal year ended October 31, 2004, the Fund received redemption fees equal to $7,011.

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return prior to the date this Class was first offered reflects the total return of Class B, adjusted to reflect the Class A sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                        Length of Period Ended October 31, 2004
Average Annual Total Return:              One Year    Five Years    Ten Years
----------------------------              --------    ----------    ---------
Before Taxes and Excluding Maximum
 Sales Charge                             11.78%        3.72%        6.84%
Before Taxes and Including Maximum
 Sales Charge                              6.51%        2.72%        6.33%
After Taxes on Distributions and
 Excluding Maximum Sales Charge            8.62%       -0.04%        3.06%
After Taxes on Distributions and
 Including Maximum Sales Charge            3.50%       -1.01%        2.56%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                              7.56%        0.80%        3.46%
After Taxes on Distributions and
 Redemption and Including Maximum Sales
 Charge                                    4.14%       -0.03%        3.01%

          Class A commenced operations on March 11, 2004

Control Persons and Principal Holders of Securities. At March 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith           Jacksonville, FL        15.8%
Citigroup Global Markets, Inc.                  New York, NY             8.8%
Morgan Stanley                                  Jersey City, NJ          7.2%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      Class B Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended October 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

Commission Paid                                                                                                 Repurchase
   by Principal       Distribution Fee      CDSC Paid    Uncovered Distribution              Service Fees     Transaction Fees
  Underwriter to           Paid to         to Principal     Charges (as a %      Service       Paid to        Paid to Principal
Investment Dealers  Principal Underwriter  Underwriter    of Class Net Assets)    Fees    Investment Dealers     Underwriter
------------------  ---------------------  ------------  ----------------------  -------  ------------------  -----------------
   $1,122,936            $4,231,657         $1,368,000     $25,300,000 (5.3%)   $1,449,601    $1,261,233           $23,085

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                        Length of Period Ended October 31, 2004
Average Annual Total Return:              One Year    Five Years    Ten Years
----------------------------              --------    ----------    ---------
Before Taxes and Excluding Maximum
Sales Charge                              11.55%        3.67%        7.47%
Before Taxes and Including Maximum
Sales Charge                               6.55%        3.42%        7.47%
After Taxes on Distributions and
Excluding Maximum Sales Charge             8.48%       -0.07%        3.45%
After Taxes on Distributions and
Including Maximum Sales Charge             3.48%       -0.36%        3.45%
After Taxes on Distributions and
Redemption and Excluding Maximum
Sales Charge                               7.41%        0.77%        3.84%
After Taxes on Distributions and
Redemption and Including Maximum Sales
Charge                                     4.16%        0.53%        3.84%

Control Persons and Principal Holders of Securities. At March 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        13.2%
Morgan Stanley                                  Jersey City, NJ          7.2%
Citigroup Global Markets, Inc.                  New York, NY             5.6%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                      Class C Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended October 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

Commission Paid                                                                                                 Repurchase
   by Principal       Distribution Fee      CDSC Paid    Uncovered Distribution              Service Fees     Transaction Fees
  Underwriter to           Paid to         to Principal     Charges (as a %      Service       Paid to        Paid to Principal
Investment Dealers  Principal Underwriter  Underwriter    of Class Net Assets)    Fees    Investment Dealers     Underwriter
------------------  ---------------------  ------------  ----------------------  -------  ------------------  -----------------
   $1,547,994            $2,040,110           $94,000     $34,089,000 (14.2%)    $707,036      $526,602             $9,553

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to April 1, 1998 reflects the total return of a predecessor to Class C. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class B, adjusted to reflect the Class C CDSC. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                        Length of Period Ended October 31, 2004
Average Annual Total Return:              One Year    Five Years    Ten Years
----------------------------              --------    ----------    ---------
Before Taxes and Excluding Maximum
Sales Charge                              11.38%        3.66%        6.70%
Before Taxes and Including Maximum
Sales Charge                              10.38%        3.66%        6.70%
After Taxes on Distributions and
Excluding Maximum Sales Charge             8.33%       -0.07%        2.87%
After Taxes on Distributions and
Including Maximum Sales Charge             7.33%       -0.07%        2.87%
After Taxes on Distributions and
Redemption and Excluding Maximum
Sales Charge                               7.31%        0.76%        3.32%
After Taxes on Distributions and
Redemption and Including Maximum Sales
Charge                                     6.66%        0.76%        3.32%

Control Persons and Principal Holders of Securities. At March 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        22.6%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX D

                      DESCRIPTION OF CORPORATE BOND RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser's judgment, analysis and experience.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.
     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
     3.   There is a lack of essential data pertaining to the issue or issuer.
     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on this obligation are being continued. C is also used for a preferred stock that is in arrears (as well as for junior debt of issuers rated CCC and CC).

D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred - and not where a default is only expected. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Notes: An obligation which is unrated exposes the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. Evaluation of such debt is dependent on the investment adviser's judgment, analysis and experience.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                                                      APPENDIX E


                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I.   Overview

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31/st/ of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The Committee will instruct the Adviser on the appropriate course of action. If the

Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V.   Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX F

                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and
Procedures. These proxy policies and procedures reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

III. Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

     A.   Election of Board of Directors

     The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

     * The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.
     * The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Advisers will hold all directors accountable for the actions of the Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.
     * The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.
     * The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

     B.   Approval of Independent Auditors

     The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

     C.   Executive Compensation

     The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

     * The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
     * The Advisers will generally vote against plans if annual option grants exceed 2% of shares outstanding.

     These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

     * The Advisers will typically vote against plans that have any of the following structural features :

          *    Ability  to  re-price   underwater  options  without  shareholder
               approval.
          * The unrestricted ability to issue options with an exercise price below the stock's current market price.
          *    Automatic share replenishment ("evergreen") feature.

     * The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

          * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
          *    Using restricted stock grants instead of options.
          * Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

     * The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

     D.   Corporate Structure Matters/Anti-Takeover Defenses

     As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

     * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
     * The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
     * The Advisers will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
     * The Advisers will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.
     * The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
     * The Advisers will vote against proposals for a separate class of stock with disparate voting rights.
     * The Advisers will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Advisers will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

     E.   State of Incorporation/Offshore Presence

     Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers' clients.

     F.   Environmental/Social Policy Issues

     The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

     G.   Circumstances Under Which The Advisers Will Abstain From Voting

     The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

IV.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Advisers' proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

V.   Identification and Resolution of Conflicts with Clients

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

     * Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of the Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in discussions with a corporate client considering management of the corporation's 401(k) plan assets.
     * A representative of the Legal and Compliance Departments will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.
     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

The Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     * For clients other than a Fund, if the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the "Policies"), she will (i) inform the Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact,
          (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

     * If (i) the client involved is a Fund, or (ii) the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

          *    The client, in the case of an individual or corporate client;
          * In the case of a Fund, its board of directors, or any committee identified by the board; or
          *    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

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ANNUAL REPORT OCTOBER 31, 2004

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EATON VANCE GOVERNMENT OBLIGATIONS FUND

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                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

  - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

  - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

  - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

  - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of October 31, 2004
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF SUSAN SCHIFF]
Susan Schiff
Portfolio Manager

THE FUND
PERFORMANCE FOR THE PERIOD ENDED OCTOBER 31, 2004
- The Fund's fiscal year-end has been changed from December 31 to October 31. The Fund's Class A shares had a total return of 1.91% during the period from December 31, 2003 through October 31, 2004.(1) This return resulted from a decrease in net asset value per share (NAV) to $8.97 on October 31, 2004 from $9.33 on December 31, 2003, and the reinvestment of $0.533 in dividends.

- The Fund's Class B shares had a total return of 1.35% during the period from December 31, 2003 through October 31, 2004.(1) This return resulted from a decrease in NAV to $7.74 on October 31, 2004 from $8.04 on December 31, 2003, and the reinvestment of $0.406 in dividends.

- The Fund's Class C shares had a total return of 1.22% during the period from December 31, 2003 through October 31, 2004.(1) This return resulted from a decrease in NAV to $7.73 on October 31, 2004 from $8.04 on December 31, 2003, and the reinvestment of $0.406 in dividends.

- In comparison, the Lehman Intermediate Government Bond Index had a total return of 2.74% during the period from December 31, 2003 through October 31, 2004.(2) For comparision with the Fund's peer group, the Lipper
  Short/Intermediate Government Bond Fund Classification had an average total return of 1.82% during the same period.(2)

  RECENT FUND DEVELOPMENTS
- The Portfolio maintained its emphasis on the seasoned segment of the MBS market. Five-year Treasury yields rose 40 basis points (0.40%) during the period, responding to efforts by the Federal Reserve to raise short-term rates. However, yield spreads on the Portfolio's seasoned MBS narrowed in 2004, offsetting the rise in rates. MBS spreads were around 150 basis points (1.5%) at October 31, 2004, down from 200 basis points (2.0%) at December 31, 2003.

- Prepayment rates for the Fund's seasoned MBS declined significantly over the course of the year, falling to near 25% by October 31, 2004 from from their peak around 50% in 2003. Interestingly, while this trend marked a significant improvement, the rate of decline was somewhat below expectations. In part, that was the result of a flattening of the yield curve. That is, while short-term rates rose, longer-term rates moved slightly lower, keeping 30-year mortgage rates near historical lows.

- The Portfolio's duration was 2.8 years at October 31, 2004, toward the lower end of its historical range and up slightly from December 31, 2003. Duration is an indicator - stated in years - that measures cash flows and expected maturity of a fixed-income security or portfolio, and is used to determine price sensitivity to changes in interest rates. Thus, if rates rise in response to a stronger economy, a shorter duration can limit the Portfolio's interest rate exposure.

- The Portfolio has maintained an exposure to U.S. Treasury and government agency obligations, very liquid securities of high quality.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(1) THESE RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B SHARES AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, PERFORMANCE WOULD BE REDUCED.
    (2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR CLASSIFICATION. THE INDEX'S AND CLASSIFICATION'S TOTAL RETURNS DO NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of October 31, 2004

PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class A of the Fund with that of the Lehman Intermediate Government Bond Index, a broad-based, unmanaged market index of intermediate-maturity, U.S. government bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and in the Lehman Intermediate Government Bond Index. The chart also offers a comparison with the Lipper Short-Intermediate Government Fund Classification, the Fund's peer Classification. Class A total returns are presented at net asset value and public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE(1)                       CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------
Average Annual Total Returns (at
  net asset value)

One Year                                2.42%     1.74%     1.75%
Five Years                              5.43      4.67      4.61
Ten Years                               5.87      5.11      4.99
Life of Fund+                           7.59      4.46      4.34

SEC Average Annual Total Returns
  (including sales charge or
  applicable CDSC)

One Year                               -2.46%    -3.04%     0.79%
Five Years                              4.41      4.36      4.61
Ten Years                               5.35      5.11      4.99
Life of Fund+                           7.33      4.46      4.34

+ Inception dates: Class A: 8/24/84; Class B: 11/1/93; Class C: 11/1/93

(1) AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES
     (CDSC) FOR CLASS B OR CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, PERFORMANCE WOULD BE REDUCED. SEC RETURNS FOR CLASS A REFLECT THE MAXIMUM 4.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

[CHART]

DIVERSIFICATION BY SECTORS(2)

U.S. Treasury Obligations                0.6%
Commercial Paper                         0.2%
Government National Mortgage Assn.      34.1%
Federal National Mortgage Assn.         33.9%
Federal Home Loan Mortgage Corp.        25.6%
Collateralized Mortgage Obligations      4.9%
Agency Debentures                        0.7%

(2)  As of October 31, 2004. Holdings subject to change due to active management

[CHART]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Government Obligations Fund Class A vs. the Lehman Brothers Intermediate Govt. Bond Index and Lipper Short-Intermediate Govt. Fund Classification*

October 31, 1994 - October 31, 2004

                   EATON VANCE GOVERNMENT        FUND, INCLUDING    LEHMAN BROTHERS INTERMEDIATE    LIPPER SHORT-INTERMEDIATE
        DATE      OBLIGATIONS FUND CLASS A    MAXIMUM SALES CHARGE     GOVERNMENT BOND INDEX      GOVERNMENT FUND CLASSIFICATION
--------------------------------------------------------------------------------------------------------------------------------
      10/31/1994                    10,000                   9,525                        10,000                          10,000
      11/30/1994                     9,966                   9,489                         9,955                           9,963
      12/31/1994                    10,010                   9,531                         9,988                           9,965
       1/31/1995                    10,165                   9,678                        10,150                          10,117
       2/28/1995                    10,365                   9,869                        10,346                          10,278
       3/31/1995                    10,426                   9,927                        10,403                          10,331
       4/30/1995                    10,546                  10,041                        10,524                          10,417
       5/31/1995                    10,815                  10,297                        10,821                          10,665
       6/30/1995                    10,873                  10,352                        10,889                          10,726
       7/31/1995                    10,853                  10,334                        10,895                          10,735
       8/31/1995                    10,979                  10,453                        10,985                          10,818
       9/30/1995                    11,048                  10,519                        11,058                          10,868
      10/31/1995                    11,199                  10,663                        11,179                          10,988
      11/30/1995                    11,309                  10,767                        11,316                          11,102
      12/31/1995                    11,408                  10,862                        11,427                          11,186
       1/31/1996                    11,490                  10,940                        11,524                          11,282
       2/29/1996                    11,362                  10,818                        11,402                          11,194
       3/31/1996                    11,336                  10,793                        11,350                          11,117
       4/30/1996                    11,313                  10,771                        11,317                          11,097
       5/31/1996                    11,287                  10,747                        11,311                          11,095
       6/30/1996                    11,441                  10,893                        11,426                          11,183
       7/31/1996                    11,464                  10,915                        11,461                          11,220
       8/31/1996                    11,462                  10,913                        11,474                          11,232
       9/30/1996                    11,648                  11,090                        11,623                          11,360
      10/31/1996                    11,817                  11,251                        11,813                          11,518
      11/30/1996                    11,981                  11,408                        11,956                          11,634
      12/31/1996                    11,924                  11,353                        11,891                          11,593
       1/31/1997                    11,954                  11,381                        11,937                          11,644
       2/28/1997                    12,038                  11,462                        11,957                          11,670
       3/31/1997                    11,993                  11,418                        11,889                          11,624
       4/30/1997                    12,077                  11,499                        12,023                          11,735
       5/31/1997                    12,165                  11,582                        12,116                          11,813
       6/30/1997                    12,258                  11,671                        12,220                          11,908
       7/31/1997                    12,495                  11,897                        12,445                          12,084
       8/31/1997                    12,423                  11,829                        12,398                          12,057
       9/30/1997                    12,551                  11,950                        12,532                          12,171
      10/31/1997                    12,678                  12,071                        12,678                          12,282
      11/30/1997                    12,680                  12,073                        12,706                          12,302
      12/31/1997                    12,789                  12,177                        12,810                          12,394
       1/31/1998                    12,883                  12,266                        12,977                          12,526
       2/28/1998                    12,873                  12,257                        12,963                          12,521
       3/31/1998                    12,896                  12,278                        13,004                          12,560
       4/30/1998                    12,902                  12,285                        13,066                          12,611
       5/31/1998                    12,984                  12,362                        13,155                          12,689
       6/30/1998                    13,055                  12,430                        13,244                          12,755
       7/31/1998                    13,062                  12,437                        13,295                          12,802
       8/31/1998                    13,343                  12,704                        13,546                          12,982
       9/30/1998                    13,576                  12,926                        13,863                          13,204
      10/31/1998                    13,374                  12,734                        13,885                          13,201
      11/30/1998                    13,435                  12,792                        13,843                          13,195
      12/31/1998                    13,500                  12,854                        13,897                          13,253
       1/31/1999                    13,519                  12,871                        13,959                          13,308
       2/28/1999                    13,423                  12,780                        13,767                          13,173
       3/31/1999                    13,536                  12,888                        13,859                          13,268
       4/30/1999                    13,608                  12,956                        13,896                          13,298
       5/31/1999                    13,523                  12,876                        13,811                          13,224
       6/30/1999                    13,417                  12,774                        13,831                          13,218
       7/31/1999                    13,446                  12,803                        13,833                          13,207
       8/31/1999                    13,360                  12,720                        13,852                          13,210
       9/30/1999                    13,554                  12,905                        13,971                          13,339
      10/31/1999                    13,584                  12,933                        13,999                          13,370
      11/30/1999                    13,601                  12,950                        14,009                          13,389
      12/31/1999                    13,575                  12,925                        13,964                          13,362
       1/31/2000                    13,532                  12,884                        13,918                          13,309
       2/29/2000                    13,669                  13,015                        14,033                          13,409
       3/31/2000                    13,710                  13,054                        14,193                          13,514
       4/30/2000                    13,748                  13,090                        14,187                          13,520
       5/31/2000                    13,744                  13,086                        14,225                          13,543
       6/30/2000                    13,965                  13,296                        14,451                          13,739
       7/31/2000                    14,046                  13,373                        14,547                          13,822
       8/31/2000                    14,202                  13,522                        14,710                          13,969
       9/30/2000                    14,352                  13,664                        14,839                          14,087
      10/31/2000                    14,457                  13,765                        14,940                          14,166
      11/30/2000                    14,680                  13,977                        15,160                          14,346
      12/31/2000                    14,813                  14,104                        15,427                          14,549
       1/31/2001                    15,045                  14,325                        15,632                          14,727
       2/28/2001                    15,197                  14,469                        15,776                          14,841
       3/31/2001                    15,251                  14,520                        15,890                          14,935
       4/30/2001                    15,286                  14,554                        15,840                          14,935
       5/31/2001                    15,406                  14,669                        15,906                          15,010
       6/30/2001                    15,454                  14,714                        15,956                          15,043
       7/31/2001                    15,754                  15,000                        16,254                          15,280
       8/31/2001                    15,879                  15,119                        16,399                          15,399
       9/30/2001                    16,192                  15,417                        16,749                          15,661
      10/31/2001                    16,470                  15,681                        17,010                          15,888
      11/30/2001                    16,279                  15,500                        16,807                          15,719
      12/31/2001                    16,155                  15,382                        16,726                          15,652
       1/31/2002                    16,247                  15,470                        16,798                          15,732
       2/28/2002                    16,396                  15,611                        16,937                          15,857
       3/31/2002                    16,125                  15,353                        16,681                          15,662
       4/30/2002                    16,425                  15,639                        16,994                          15,904
       5/31/2002                    16,507                  15,717                        17,112                          16,013
       6/30/2002                    16,665                  15,867                        17,326                          16,158
       7/31/2002                    16,992                  16,178                        17,653                          16,393
       8/31/2002                    17,025                  16,210                        17,854                          16,553
       9/30/2002                    17,266                  16,439                        18,161                          16,754
      10/31/2002                    17,291                  16,463                        18,149                          16,766
      11/30/2002                    17,200                  16,377                        18,005                          16,672
      12/31/2002                    17,422                  16,588                        18,338                          16,927
       1/31/2003                    17,392                  16,559                        18,297                          16,904
       2/28/2003                    17,479                  16,642                        18,504                          17,086
       3/31/2003                    17,457                  16,621                        18,508                          17,081
       4/30/2003                    17,547                  16,707                        18,560                          17,152
       5/31/2003                    17,659                  16,813                        18,851                          17,366
       6/30/2003                    17,616                  16,772                        18,820                          17,341
       7/31/2003                    17,310                  16,481                        18,363                          16,932
       8/31/2003                    17,227                  16,402                        18,396                          16,961
       9/30/2003                    17,454                  16,618                        18,795                          17,296
      10/31/2003                    17,275                  16,448                        18,611                          17,144
      11/30/2003                    17,289                  16,461                        18,612                          17,146
      12/31/2003                    17,361                  16,530                        18,757                          17,264
       1/31/2004                    17,425                  16,590                        18,859                          17,344
       2/29/2004                    17,551                  16,711                        19,039                          17,489
       3/31/2004                    17,603                  16,760                        19,171                          17,594
       4/30/2004                    17,383                  16,551                        18,743                          17,248
       5/31/2004                    17,356                  16,525                        18,683                          17,191
       6/30/2004                    17,416                  16,582                        18,730                          17,234
       7/31/2004                    17,517                  16,678                        18,866                          17,349
       8/31/2004                    17,664                  16,818                        19,146                          17,580
       9/30/2004                    17,649                  16,804                        19,153                          17,577
      10/31/2004                    17,693                  16,846                        19,270                          17,668

* SOURCES: THOMSON FINANCIAL; BLOOMBERG, L.P.

INVESTMENT OPERATIONS COMMENCED 8/24/84. A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S CLASS B SHARES ON 10/31/94 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $16,465 ON OCTOBER 31, 2004. AN INVESTMENT IN THE FUND'S CLASS C SHARES ON 10/31/94 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $16,274 ON OCTOBER 31, 2004. THE INDEX'S TOTAL RETURN DOES NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of October 31, 2004

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     EATON VANCE GOVERNMENT OBLIGATIONS FUND

                                  BEGINNING ACCOUNT VALUE    ENDING ACCOUNT VALUE    EXPENSES PAID DURING PERIOD*
                                         (5/1/04)                 (10/31/04)             (5/1/04-10/31/04)
-----------------------------------------------------------------------------------------------------------------
Actual
Class A                                 $   1,000.00             $   1,017.80                $       5.78
Class B                                 $   1,000.00             $   1,014.70                $       9.57
Class C                                 $   1,000.00             $   1,014.70                $       9.57

Hypothetical
(5% return before expenses)
Class A                                 $   1,000.00             $   1,019.40                $       5.79
Class B                                 $   1,000.00             $   1,015.60                $       9.58
Class C                                 $   1,000.00             $   1,015.60                $       9.58

* Expenses are equal to the Fund's annualized expense ratio of 1.14% for Class A shares, 1.89% for Class B shares and 1.89% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of October 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS
Investment in Government Obligations Portfolio, at value
   (identified cost, $1,012,969,584)                                          $    1,021,727,528
Receivable for Fund shares sold                                                        1,479,711
------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $    1,023,207,239
------------------------------------------------------------------------------------------------

LIABILITIES
Payable for Fund shares redeemed                                              $        3,242,163
Dividends payable                                                                      2,604,950
Payable to affiliate for distribution and service fees                                   195,949
Payable to affiliate for Trustees' fees                                                      237
Accrued expenses                                                                         245,468
------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $        6,288,767
------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $    1,016,918,472
------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS
Paid-in capital                                                               $    1,205,244,669
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                                 (197,055,448)
Accumulated distributions in excess of net investment income                             (28,693)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                    8,757,944
------------------------------------------------------------------------------------------------
TOTAL                                                                         $    1,016,918,472
------------------------------------------------------------------------------------------------

CLASS A SHARES
NET ASSETS                                                                    $      354,082,774
SHARES OUTSTANDING                                                                    39,459,946
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $             8.97
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 95.25 of $8.97)                                            $             9.42
------------------------------------------------------------------------------------------------

CLASS B SHARES
NET ASSETS                                                                    $      390,835,657
SHARES OUTSTANDING                                                                    50,517,068
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 7)
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $             7.74
------------------------------------------------------------------------------------------------

CLASS C SHARES
NET ASSETS                                                                    $      272,000,041
SHARES OUTSTANDING                                                                    35,194,983
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 7)
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $             7.73
------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENTS OF OPERATIONS

                                                                 PERIOD ENDED         YEAR ENDED
                                                                 OCTOBER 31, 2004(1)  DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest allocated from Portfolio                                $       36,711,950   $       45,892,788
Security lending income allocated
   from Portfolio                                                         6,623,638            4,791,315
Expenses allocated from Portfolio                                        (7,382,921)         (12,032,781)
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                             $       35,952,667   $       38,651,322
--------------------------------------------------------------------------------------------------------

EXPENSES
Trustees' fees and expenses                                      $            2,364   $            3,437
Distribution and service fees
   Class A                                                                  815,087            1,322,121
   Class B                                                                3,776,563            6,371,569
   Class C                                                                2,817,440            5,424,537
Transfer and dividend disbursing agent fees                                 978,037            1,419,712
Printing and postage                                                        117,563              221,321
Legal and accounting services                                                56,147               45,152
Registration fees                                                            42,384              112,394
Custodian fee                                                                28,907               34,625
Miscellaneous                                                                42,787               94,295
--------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                   $        8,677,279   $       15,049,163
--------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                            $       27,275,388   $       23,602,159
--------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO
Net realized gain (loss) --
   Investment transactions
   (identified cost basis)                                       $          503,645   $       10,046,395
   Financial futures contracts                                           (6,482,402)         (16,880,227)
--------------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                $       (5,978,757)  $       (6,833,832)
--------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)                           $       (4,759,636)  $      (40,927,834)
   Financial futures contracts                                             (374,492)           8,277,577
--------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                                $       (5,134,128)  $      (32,650,257)
--------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                 $      (11,112,885)  $      (39,484,089)
--------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                               $       16,162,503   $      (15,881,930)
--------------------------------------------------------------------------------------------------------

(1)  For the ten months ended October 31, 2004.

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                             PERIOD ENDED         YEAR ENDED           YEAR ENDED
                                                             OCTOBER 31, 2004(1)  DECEMBER 31, 2003    DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
From operations --
   Net investment income                                     $       27,275,388   $       23,602,159   $       35,554,895
   Net realized gain (loss) from investment transactions
      and financial futures contracts                                (5,978,757)          (6,833,832)             293,717
   Net change in unrealized appreciation (depreciation)
      from investments and financial futures contracts               (5,134,128)         (32,650,257)          34,618,565
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        $       16,162,503   $      (15,881,930)  $       70,467,177
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                                $      (22,877,236)  $      (34,620,580)  $      (24,292,150)
      Class B                                                       (23,337,831)         (36,850,819)         (22,121,831)
      Class C                                                       (17,455,753)         (31,409,859)         (15,348,077)
   Tax return of capital
      Class A                                                                --             (251,788)            (964,305)
      Class B                                                                --             (267,683)          (1,162,708)
      Class C                                                                --             (228,475)            (813,335)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          $      (63,670,820)  $     (103,629,204)  $      (64,702,406)
-------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                $       59,326,321   $      340,265,998   $      366,615,033
      Class B                                                        24,182,938          237,654,294          410,481,825
      Class C                                                        27,483,957          310,242,531          419,241,248
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                        12,940,413           19,628,532           13,304,947
      Class B                                                        12,330,542           18,519,333           10,625,289
      Class C                                                         8,955,280           16,268,812            8,345,356
   Cost of shares redeemed
      Class A                                                      (170,491,093)        (362,386,019)        (198,357,084)
      Class B                                                      (150,428,848)        (239,728,258)         (80,215,877)
      Class C                                                      (187,801,480)        (323,939,061)         (89,789,349)
   Net asset value of shares exchanged
      Class A                                                        33,395,407                   --                   --
      Class B                                                       (33,395,407)                  --                   --
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
   TRANSACTIONS                                              $     (363,501,970)  $       16,526,162   $      860,251,388
-------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                        $     (411,010,287)  $     (102,984,972)  $      866,016,159
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS
At beginning of period                                       $    1,427,928,759   $    1,530,913,731   $      664,897,572
-------------------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                                             $    1,016,918,472   $    1,427,928,759   $    1,530,913,731
-------------------------------------------------------------------------------------------------------------------------

ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
INCOME INCLUDED IN NET ASSETS
AT END OF PERIOD                                             $          (28,693)  $       (3,463,671)  $       (3,141,921)
-------------------------------------------------------------------------------------------------------------------------

(1)  For the ten months ended October 31, 2004.

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                    CLASS A
                                              ----------------------------------------------------------------------------------
                                              PERIOD ENDED                           YEAR ENDED DECEMBER 31,
                                              OCTOBER 31,       ----------------------------------------------------------------
                                              2004(1)(2)         2003(1)      2002(1)        2001(1)(3)    2000(1)       1999(1)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period        $   9.330         $  10.000    $   9.950       $   9.810    $   9.700    $  10.400
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment income                         $   0.249         $   0.184    $   0.401       $   0.549    $   0.717    $   0.745
Net realized and unrealized gain (loss)          (0.076)           (0.214)       0.350           0.311        0.127       (0.689)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS           $   0.173         $  (0.030)   $   0.751       $   0.860    $   0.844    $   0.056
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
From net investment income                    $  (0.533)        $  (0.635)   $  (0.674)      $  (0.720)   $  (0.718)   $  (0.743)
From tax return of capital                           --            (0.005)      (0.027)             --       (0.016)      (0.013)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           $  (0.533)        $  (0.640)   $  (0.701)      $  (0.720)   $  (0.734)   $  (0.756)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD              $   8.970         $   9.330    $  10.000       $   9.950    $   9.810    $   9.700
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                    1.91%            (0.35)%       7.84%           9.06%        9.12%        0.56%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $ 354,083         $ 435,022    $ 474,595       $ 291,249    $ 183,657    $ 195,162
Ratios (As a percentage of average daily
   net assets):
   Expenses(5)                                     1.13%(7)          1.06%        1.11%           1.25%        1.21%        1.23%
   Expenses after custodian fee reduction(5)       1.13%(7)          1.06%        1.11%           1.25%        1.21%        1.23%
   Interest expense(5)                             0.00%(6)(7)       0.01%        0.00%(6)        0.02%        0.02%        0.02%
   Net investment income                           3.27%(7)          1.90%        4.03%           5.50%        7.44%        7.43%
Portfolio Turnover of the Portfolio                   5%               67%          41%             21%          22%          18%
--------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2)  For the ten-month period ended October 31, 2004.
(3) The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease if $0.161 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolio's allocated expenses.
(6)  Represents less than 0.01%.
(7)  Annualized.

                        See notes to financial statements

                                                                                    CLASS B
                                              ----------------------------------------------------------------------------------
                                              PERIOD ENDED                           YEAR ENDED DECEMBER 31,
                                              OCTOBER 31,       ----------------------------------------------------------------
                                              2004(1)(2)          2003(1)     2002(1)        2001(1)(3)    2000(1)       1999(1)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period        $   8.040         $   8.610    $   8.570       $   8.450    $   8.350    $   8.950
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment income                         $   0.166         $   0.096    $   0.282       $   0.409    $   0.557    $   0.576
Net realized and unrealized gain (loss)          (0.060)           (0.179)       0.297           0.266        0.109       (0.594)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS           $   0.106         $  (0.083)   $   0.579       $   0.675    $   0.666    $  (0.018)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
From net investment income                    $  (0.406)        $  (0.483)   $  (0.512)      $  (0.555)   $  (0.550)   $  (0.569)
From tax return of capital                           --            (0.004)      (0.027)             --       (0.016)      (0.013)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           $  (0.406)        $  (0.487)   $  (0.539)      $  (0.555)   $  (0.566)   $  (0.582)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD              $   7.740         $   8.040    $   8.610       $   8.570    $   8.450    $   8.350
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                    1.35%            (1.03)%       7.00%           8.23%        8.33%       (0.20)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $ 390,836         $ 555,947    $ 583,804       $ 240,472    $ 120,557    $ 116,913
Ratios (As a percentage of average daily
   net assets):
   Expenses(5)                                     1.88%(7)          1.81%        1.86%           1.99%        1.95%        1.98%
   Expenses after custodian fee reduction(5)       1.88%(7)          1.81%        1.86%           1.99%        1.95%        1.98%
   Interest expense(5)                             0.00%(6)(7)       0.01%        0.00%(6)        0.02%        0.02%        0.02%
   Net investment income                           2.52%(7)          1.15%        3.29%           4.75%        6.72%        6.68%
Portfolio Turnover of the Portfolio                   5%               67%          41%             21%          22%          18%
--------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2)  For the ten-month period ended October 31, 2004.
(3) The Fund, through its investment in the Portolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.138 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return in not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolio's allocated expenses.
(6)  Represents less than 0.01%.
(7)  Annualized.

                        See notes to financial statements

                                                                                    CLASS C
                                              ----------------------------------------------------------------------------------
                                              PERIOD ENDED                           YEAR ENDED DECEMBER 31,
                                              OCTOBER 31,       ----------------------------------------------------------------
                                              2004(1)(2)         2003(1)      2002(1)        2001(1)(3)    2000(1)      1999(1)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period        $   8.040         $   8.610    $   8.570       $   8.450    $   8.360    $   8.960
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment income                         $   0.166         $   0.096    $   0.282       $   0.392    $   0.551    $   0.576
Net realized and unrealized gain (loss)          (0.070)           (0.179)       0.297           0.283        0.105       (0.594)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS           $   0.096         $  (0.083)   $   0.579       $   0.675    $   0.656    $  (0.018)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
From net investment income                    $  (0.406)        $  (0.483)   $  (0.512)      $  (0.555)   $  (0.550)   $  (0.569)
From tax return of capital                           --            (0.004)      (0.027)             --       (0.016)      (0.013)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           $  (0.406)        $  (0.487)   $  (0.539)      $  (0.555)   $  (0.566)   $  (0.582)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD              $   7.730         $   8.040    $   8.610       $   8.570    $   8.450    $   8.360
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                    1.22%            (1.02)%       6.99%           8.18%        8.19%       (0.20)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $ 272,000         $ 436,960    $ 472,515       $ 133,176    $  32,837    $  30,833
Ratios (As a percentage of average daily
   net assets):
   Expenses(5)                                     1.88%(7)          1.81%        1.85%           1.99%        2.04%        1.98%
   Expenses after custodian fee reduction(5)       1.88%(7)          1.81%        1.85%           1.99%        2.04%        1.98%
   Interest expense(5)                             0.00%(6)(7)       0.01%        0.00%(6)        0.02%        0.02%        0.02%
   Net investment income                           2.52%(7)          1.15%        3.29%           4.55%        6.64%        6.67%
Portfolio Turnover of the Portfolio                   5%               67%          41%             21%          22%          18%
--------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2)  For the ten-month period ended October 31, 2004.
(3) The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.139 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolio's allocated expenses.
(6)  Represents less than 0.01%.
(7)  Annualized.

                        See notes to financial statements

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Government Obligations Fund (the Fund) is a diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 7). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Effective August 1, 2003, the Fund began offering Class R shares although none were issued as of October 31, 2004. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Government Obligations Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (96.3% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $195,282,636 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax or excise tax. Such capital loss carryovers will expire on October 31, 2005 ($4,786,337), October 31, 2006 ($3,525,680), October 31, 2007
   ($16,400,527), October 31, 2008 ($4,071,870), October 31, 2010 ($21,056,795),
   October 31, 2011 ($78,339,789), and October 31, 2012 ($67,101,638).

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the period from January 1, 2004 to October 31, 2004, there were no credits earned by the Fund.

   E OTHER -- Investment transactions are accounted for on a trade-date basis.

   F EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

   G USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   H INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with the service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  DISTRIBUTIONS TO SHAREHOLDERS

   The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. Differences between book and tax accounting relating to distributions primarily relate to the different treatment for paydown gains/losses on mortgage-backed securities, expired capital loss carryforwards, futures transactions, mixed straddle adjustments and premium amortization.

   The tax character of the distributions declared for the period from January 1, 2004 to October 31, 2004 and the years ended December 31, 2003 and 2002 was as follows:

                                        10/31/04       12/31/03        12/31/02
   ------------------------------------------------------------------------------
   Distributions declared from:
   Ordinary Income                    $ 63,670,820   $ 102,881,344   $ 61,762,058
   Tax return of capital                        --   $     747,860   $  2,940,348

   During the period from January 1, 2004 to October 31, 2004, accumulated distributions in excess of net investment income was decreased by $39,830,410, accumulated net realized loss was increased by $29,497,520 and paid-in-capital was decreased by $10,332,890 due to differences between book and tax accounting for paydown gains/losses on mortgage-backed securities, expired capital loss carryforwards, mixed straddle adjustments and premium amortization. This change had no effect on net assets or net asset value per share.

   At October 31, 2004, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

   Undistributed ordinary income                                  $    2,576,257
   Unrealized appreciation                                        $    5,725,092
   Capital losses, other losses and other temporary differences   $ (196,627,546)

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                     PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                     OCTOBER 31,(1)  DECEMBER 31,   DECEMBER 31,
   CLASS A                           2004            2003           2002
   -----------------------------------------------------------------------------
   Sales                                 6,371,126     34,711,549     36,806,666
   Issued to shareholders electing
      to receive payments of
      distributions in Fund shares       1,417,267      2,030,568      1,339,070
   Redemptions                         (18,619,533)   (37,601,087)   (19,954,934)
   Exchange from Class B shares          3,689,501             --             --
   -----------------------------------------------------------------------------
   NET INCREASE (DECREASE)              (7,141,639)      (858,970)    18,190,802
   -----------------------------------------------------------------------------

                                     PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                     OCTOBER 31,(1)  DECEMBER 31,   DECEMBER 31,
   CLASS B                           2004            2003           2002
   -----------------------------------------------------------------------------
   Sales                                 3,067,546     28,099,509     47,832,740
   Issued to shareholders electing
      to receive payments of
      distributions in Fund shares       1,565,493      2,223,770      1,240,890
   Redemptions                         (18,961,798)   (28,980,488)    (9,360,782)
   Exchange to Class A shares           (4,264,548)            --             --
   -----------------------------------------------------------------------------
   NET INCREASE (DECREASE)             (18,593,307)     1,342,791     39,712,848
   -----------------------------------------------------------------------------

                                     PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                     OCTOBER 31,(1)  DECEMBER 31,   DECEMBER 31,
   CLASS C                           2004            2003           2002
   -----------------------------------------------------------------------------
   Sales                                 3,480,694     36,700,073     48,893,819
   Issued to shareholders electing
      to receive payments of
      distributions in Fund shares       1,137,242      1,955,754        974,992
   Redemptions                         (23,799,107)   (39,180,872)   (10,516,196)
   -----------------------------------------------------------------------------
   NET INCREASE (DECREASE)             (19,181,171)      (525,045)    39,352,615
   -----------------------------------------------------------------------------

(1)  For the ten-month period ended October 31, 2004.

4  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the period from January 1, 2004 to October 31, 2004 aggregated $143,985,253, and $585,205,268, respectively.

5  TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the period from January 1, 2004 to October 31, 2004 and the year ended December 31, 2003, EVM earned $78,677 and $118,572, respectively, in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $59,199 and $233,755 as its portion of the sales charge on sales of Class A shares for the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003, respectively.

6  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 7) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $2,832,422 and $2,113,080 for Class B and Class C shares, respectively, to or payable to EVD for the period from January 1, 2004 to October 31, 2004, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares, respectively. The Fund paid or accrued $4,778,677 and $4,068,403 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2003, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2004, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $19,250,000 and $52,116,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the period from January 1, 2004 to October 31, 2004 amounted to $815,087, $944,141 and $704,360 for Class A, Class B, and Class C shares, respectively. Service fees for the year ended December 31, 2003 amounted to $1,322,121, $1,592,892 and $1,356,134 for Class A, Class B, and Class C shares, respectively.

7  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note
   6). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $1,768,000 and $103,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the period from January 1, 2004 to October 31, 2004.

8  FISCAL YEAR END CHANGE

   Effective October 15, 2004 the Fund changed its fiscal year-end to October 31, 2004.

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE GOVERNMENT OBLIGATIONS FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund, a series of Eaton Vance Mutual Funds Trust (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 30, 2004

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of October 31, 2004
FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

GOVERNMENT OBLIGATIONS PORTFOLIO as of October 31, 2004
PORTFOLIO OF INVESTMENTS

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.9%

                                                                               PRINCIPAL
                                                                               AMOUNT
SECURITY                                                                       (000'S OMITTED)       VALUE
-----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.125%, 3/15/12                               $            8,000    $        9,002,264
-----------------------------------------------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT
   AGENCY OBLIGATIONS
   (IDENTIFIED COST, $8,703,072)                                                                     $        9,002,264
-----------------------------------------------------------------------------------------------------------------------

MORTGAGE PASS-THROUGHS -- 120.3%
Federal Home Loan Mortgage Corp.:
   5.50%, with various maturities to 2011                                      $               14    $           14,465
   6.00%, with various maturities to 2026                                                   2,070             2,158,623
   6.25%, with maturity at 2008                                                                 8                 8,075
   6.50%, with various maturities to 2024                                                  45,457            48,015,867
   6.87%, with maturity at 2024                                                             1,100             1,171,202
   7.00%, with various maturities to 2026                                                  34,385            36,772,941
   7.089%, with maturity at 2023                                                            2,720             2,938,213
   7.25%, with maturity at 2022                                                             4,574             4,958,878
   7.50%, with various maturities to 2028                                                  18,200            19,689,030
   7.625%, with maturity at 2019                                                            1,766             1,927,619
   7.75%, with various maturities to 2018                                                     170               182,435
   7.78%, with maturity at 2022                                                               480               526,885
   7.85%, with maturity at 2020                                                             1,516             1,667,028
   8.00%, with various maturities to 2028                                                  51,741            56,377,098
   8.13%, with maturity at 2019                                                             2,763             3,054,965
   8.15%, with various maturities to 2021                                                   1,141             1,246,691
   8.25%, with various maturities to 2017                                                   2,064             2,185,067
   8.50%, with various maturities to 2027                                                  21,965            24,190,893
   8.75%, with various maturities to 2016                                                   1,618             1,709,066
   9.00%, with various maturities to 2027                                                  43,817            48,866,032
   9.25%, with various maturities to 2017                                                   2,632             2,870,302
   9.50%, with various maturities to 2026                                                  12,787            14,464,846
   9.75%, with various maturities to 2018                                                     977             1,059,176
   10.00%, with various maturities to 2025                                                 13,683            15,871,784
   10.50%, with various maturities to 2021                                                  8,238             9,674,074
   10.75%, with maturity at 2011                                                              318               351,891
   11.00%, with various maturities to 2021                                                 11,917            14,011,012
   11.25%, with maturity at 2014                                                              295               333,860
   11.50%, with various maturities to 2017                                                  1,138             1,327,457
   11.75%, with maturity at 2011                                                              177               201,384
   12.00%, with various maturities to 2019                                                  2,290             2,740,727
   12.25%, with various maturities to 2019                                                    244               286,302
   12.50%, with various maturities to 2019                                                  5,100             6,074,916
   12.75%, with various maturities to 2015                                                     61                73,515
   13.00%, with various maturities to 2019                                                    727               884,232
   13.25%, with various maturities to 2019                                                     86               103,641
   13.50%, with various maturities to 2019                                                  1,363             1,635,393
   14.00%, with various maturities to 2016                                                    280               339,684
   14.50%, with various maturities to 2014                                                     27                34,781
   14.75%, with maturity at 2010                                                               83                96,768
   15.00%, with various maturities to 2013                                                    556               690,642
   15.25%, with maturity at 2012                                               $               31    $           39,356
   15.50%, with maturity at 2011                                                               11                13,608
   16.00%, with maturity at 2012                                                               38                47,608
   16.25%, with various maturities to 2012                                                     20                25,109
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     $      330,913,141
-----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
   0.25%, with maturity at 2014                                                $                8    $            7,980
   3.50%, with maturity at 2007                                                                 1                 1,010
   5.25%, with maturity at 2006                                                                 6                 6,348
   5.50%, with maturity at 2006                                                                 6                 5,650
   6.00%, with various maturities to 2024                                                   1,832             1,908,409
   6.50%, with various maturities to 2026(1)                                              151,113           159,449,855
   6.75%, with maturity at 2007                                                                 1                 1,056
   7.00%, with various maturities to 2029                                                  73,268            78,341,706
   7.25%, with various maturities to 2023                                                     533               567,201
   7.50%, with various maturities to 2029                                                  28,486            30,918,031
   7.75%, with maturity at 2008                                                                90                93,972
   7.875%, with maturity at 2021                                                            2,651             2,919,916
   7.979%, with maturity at 2030                                                              298               328,268
   8.00%, with various maturities to 2027                                                  46,919            51,378,637
   8.25%, with various maturities to 2025                                                   2,691             2,895,403
   8.33%, with maturity at 2020                                                             1,300             1,445,558
   8.50%, with various maturities to 2027                                                  23,803            26,220,907
   8.641%, with maturity at 2021                                                            1,122             1,246,185
   8.75%, with various maturities to 2017                                                   1,735             1,846,756
   8.906%, with maturity at 2010                                                              458               495,719
   9.00%, with various maturities to 2030                                                  10,016            11,045,007
   9.125%, with maturity at 2011                                                              268               294,945
   9.25%, with various maturities to 2016                                                     463               501,326
   9.50%, with various maturities to 2030                                                  11,822            13,292,028
   9.75%, with maturity at 2019                                                                80                91,354
   9.863%, with maturity at 2021                                                              320               366,345
   9.881%, with maturity at 2025                                                              248               283,074
   10.00%, with various maturities to 2027                                                 10,871            12,588,011
   10.135%, with maturity at 2023                                                             416               488,102
   10.294%, with maturity at 2021                                                             285               333,078
   10.347%, with maturity at 2020                                                             369               425,415
   10.446%, with maturity at 2021                                                             493               577,801
   10.50%, with various maturities to 2025                                                  3,066             3,557,698
   10.611%, with maturity at 2025                                                             339               396,788
   11.00%, with various maturities to 2025                                                  5,767             6,764,804
   11.273%, with maturity at 2019                                                             438               518,367
   11.50%, with various maturities to 2020                                                  3,723             4,371,643
   11.591%, with maturity at 2018                                                             693               817,903
   11.75%, with various maturities to 2017                                                    488               578,417
   12.00%, with various maturities to 2020                                                  8,172             9,756,102
   12.13%, with maturity at 2025                                                              238               287,424
   12.25%, with various maturities to 2015                                                    482               575,670
   12.369%, with maturity at 2021                                                             351               419,646
   12.50%, with various maturities to 2021                                                  2,381             2,852,401
   12.692%, with maturity at 2015                                                             645               784,790
   12.75%, with various maturities to 2015                                                    522               624,446
   13.00%, with various maturities to 2019                                                  1,565             1,856,794

                        See notes to financial statements

                                                                               PRINCIPAL
                                                                               AMOUNT
SECURITY                                                                       (000'S OMITTED)       VALUE
-----------------------------------------------------------------------------------------------------------------------
   13.25%, with various maturities to 2015                                     $              455    $          546,175
   13.50%, with various maturities to 2015                                                  1,126             1,385,194
   13.75%, with maturity at 2011                                                               15                18,162
   14.00%, with various maturities to 2014                                                     49                59,227
   14.50%, with maturity at 2014                                                               34                43,133
   14.75%, with maturity at 2012                                                              885             1,093,571
   15.00%, with various maturities to 2013                                                    919             1,150,579
   15.50%, with maturity at 2012                                                              123               156,338
   15.75%, with maturity at 2011                                                                4                 5,077
   16.00%, with maturity at 2012                                                              459               581,378
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     $      439,566,780
-----------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.:
   6.50%, with various maturities to 2026(1)                                   $          167,441    $      177,010,978
   7.00%, with various maturities to 2025(1)                                               82,234            87,989,518
   7.25%, with various maturities to 2022                                                     261               280,607
   7.31%, with maturity at 2027                                                             1,314             1,417,789
   7.50%, with various maturities to 2024                                                  18,802            20,403,841
   8.00%, with various maturities to 2027                                                  52,116            57,054,214
   8.25%, with various maturities to 2019                                                     498               549,622
   8.30%, with maturity at 2020                                                               220               244,211
   8.50%, with various maturities to 2018                                                   8,967             9,918,537
   9.00%, with various maturities to 2027                                                  32,138            36,127,980
   9.50%, with various maturities to 2026(1)                                               22,933            25,900,110
   10.00%, with various maturities to 2025                                                  7,748             8,885,287
   10.50%, with various maturities to 2020                                                  7,276             8,536,783
   11.00%, with various maturities to 2020                                                  2,703             3,204,771
   11.50%, with maturity at 2013                                                               39                45,501
   12.00%, with various maturities to 2015                                                  2,402             2,870,184
   12.50%, with various maturities to 2019                                                    954             1,148,316
   13.00%, with various maturities to 2014                                                    251               305,277
   13.50%, with maturity at 2011                                                                9                10,788
   14.00%, with maturity at 2015                                                               29                36,715
   14.50%, with maturity at 2014                                                                8                 9,966
   15.00%, with various maturities to 2013                                                    205               259,753
   16.00%, with various maturities to 2012                                                     52                65,613
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     $      442,276,361
-----------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations:
   Federal Home Loan Mortgage Corp.,
     Series 1577, Class PH, 6.30%, due 2023                                    $            2,111    $        2,185,431
   Federal Home Loan Mortgage Corp.,
     Series 1666, Class H, 6.25%, due 2023                                                  4,369             4,543,790
   Federal Home Loan Mortgage Corp.,
     Series 1822, Class Z, 6.90%, due 2026                                                  6,614             7,015,930
   Federal Home Loan Mortgage Corp.,
     Series 1896, Class Z, 6.00%, due 2026                                                  3,497             3,623,156
   Federal Home Loan Mortgage Corp.,
     Series 2115, Class K, 6.00%, due 2029                                                 10,299            10,752,383
   Federal Home Loan Mortgage Corp.,
     Series 2149, Class QL, 6.00%, due 2029                                                10,000            10,435,530
   Federal Home Loan Mortgage Corp.,
     Series 24, Class ZE, 6.25%, due 2023                                                   1,029             1,087,569
   Federal National Mortgage Assn.,
     Series 1993-149, Class M, 7.00%, due 2023                                 $            2,494    $        2,654,843
   Federal National Mortgage Assn.,
     Series 1993-16, Class Z, 7.50%, due 2023                                               2,093             2,252,089
   Federal National Mortgage Assn.,
     Series 1993-250, Class Z, 7.00%, due 2023                                              1,648             1,752,005
   Federal National Mortgage Assn.,
     Series 1993-39, Class Z, 7.50%, due 2023                                               5,087             5,471,791
   Federal National Mortgage Assn.,
     Series 2000-49, Class A, 8.00%, due 2027                                               4,243             4,616,973
   Federal National Mortgage Assn.,
     Series G93-29, Class Z, 7.00%, due 2023                                                6,607             7,026,666
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     $       63,418,156
-----------------------------------------------------------------------------------------------------------------------

TOTAL MORTGAGE PASS-THROUGHS
   (IDENTIFIED COST $1,268,514,504)                                                                  $    1,276,174,438
-----------------------------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 0.7%

                                                                               PRINCIPAL
                                                                               AMOUNT
SECURITY                                                                       (000'S OMITTED)       VALUE
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond, 7.125%, 2/15/23(2)                                         $            6,000    $        7,732,740

TOTAL U.S. TREASURY OBLIGATIONS
   (IDENTIFIED COST, $6,269,608)                                                                     $        7,732,740

COMMERCIAL PAPER -- 0.2%

                                                                               PRINCIPAL
                                                                               AMOUNT
SECURITY                                                                       (000'S OMITTED)       VALUE
-----------------------------------------------------------------------------------------------------------------------
Mortgage & Realty Trust, 1.90%, 11/1/04                                        $            2,000    $        1,999,789
-----------------------------------------------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
   (AT AMORTIZED COST, $1,999,789)                                                                   $        1,999,789
-----------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 122.1%
   (IDENTIFIED COST $1,285,486,973)                                                                  $    1,294,909,231
-----------------------------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- (22.1)%                                                            $     (234,107,830)
-----------------------------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                                                 $    1,060,801,401
-----------------------------------------------------------------------------------------------------------------------

(1)  All or a portion of these securities were on loan at October 31, 2004.

(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        See notes to financial statements

GOVERNMENT OBLIGATIONS PORTFOLIO as of October 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS
Investments, at value including $237,947,841 of securities on loan
   (identified cost, $1,285,486,973)                                          $    1,294,909,231
Cash                                                                                      20,435
Receivable for investments sold                                                        1,917,761
Interest receivable                                                                    8,143,841
------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $    1,304,991,268
------------------------------------------------------------------------------------------------

LIABILITIES
Collateral for securities loaned                                              $      243,776,214
Payable for daily variation margin on open financial
   futures contracts                                                                     262,500
Payable to affiliate for Trustees' fees                                                    1,698
Accrued expenses                                                                         149,455
------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $      244,189,867
------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                     $    1,060,801,401
------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS
Net proceeds from capital contributions and withdrawals                       $    1,052,687,371
Net unrealized appreciation (computed on the basis of
   identified cost)                                                                    8,114,030
------------------------------------------------------------------------------------------------
TOTAL                                                                         $    1,060,801,401
------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                 PERIOD ENDED         YEAR ENDED
                                                                 OCTOBER 31, 2004(1)  DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                         $       38,398,221   $       48,225,447
Security lending income, net                                              6,928,871            5,036,096
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                          $       45,327,092   $       53,261,543
--------------------------------------------------------------------------------------------------------

EXPENSES
Investment adviser fee                                           $        7,257,040   $       11,983,292
Trustees' fees and expenses                                                  19,049               29,104
Custodian fee                                                               294,073              388,994
Legal and accounting services                                                72,700               55,156
Interest expense                                                             42,114              135,608
Miscellaneous                                                                33,204               50,437
--------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                   $        7,718,180   $       12,642,591
--------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                    $              221   $               --
--------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                         $              221   $               --
--------------------------------------------------------------------------------------------------------

NET EXPENSES                                                     $        7,717,959   $       12,642,591
--------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                            $       37,609,133   $       40,618,952
--------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss) --
   Investment transactions
   (identified cost basis)                                       $          474,449   $        9,968,047
   Financial futures contracts                                           (6,845,197)         (17,535,578)
--------------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                $       (6,370,748)  $       (7,567,531)
--------------------------------------------------------------------------------------------------------

Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)                           $       (4,730,637)  $      (42,680,125)
   Financial futures contracts                                             (396,400)           8,537,406
--------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)                                   $       (5,127,037)  $      (34,142,719)
--------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                 $      (11,497,785)  $      (41,710,250)
--------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                               $       26,111,348   $       (1,091,298)
--------------------------------------------------------------------------------------------------------

(1)  For the ten months ended October 31, 2004.

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                             PERIOD ENDED         YEAR ENDED           YEAR ENDED
                                                             OCTOBER 31, 2004(1)  DECEMBER 31, 2003    DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
From operations --
   Net investment income                                     $       37,609,133   $       40,618,952   $       44,751,237
   Net realized gain (loss) from Investment transactions,
      and financial futures contracts                                (6,370,748)          (7,567,531)             360,261
   Net change in unrealized appreciation (depreciation)
      from investments, and financial futures contracts              (5,127,037)         (34,142,719)          35,242,970
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        $       26,111,348   $       (1,091,298)  $       80,354,468
-------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                             $      116,763,308   $      984,539,314   $    1,229,453,821
   Withdrawals                                                     (603,360,924)      (1,034,972,621)        (412,516,376)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                                              $     (486,597,616)  $      (50,433,307)  $      816,937,445
-------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                        $     (460,486,268)  $      (51,524,605)  $      897,291,913
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS
At beginning of period                                       $    1,521,287,669   $    1,572,812,274   $      675,520,361
-------------------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                                             $    1,060,801,401   $    1,521,287,669   $    1,572,812,274
-------------------------------------------------------------------------------------------------------------------------

(1) For the ten months ended October 31, 2004.

                        See notes to financial statements

STATEMENT OF CASH FLOWS

                                                                 PERIOD ENDED         YEAR ENDED
                                                                 OCTOBER 31, 2004(1)  DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN CASH
Cash Flows From (Used For)
   Operating Activities --
   Purchase of investments                                       $      (78,177,511)  $   (1,670,743,765)
   Proceeds from sales of investments and
      principal repayments                                              614,897,998        1,434,486,901
   Interest received, including net securities
      lending income                                                     91,396,039          137,389,555
   Interest paid                                                            (43,823)            (135,608)
   Operating expenses paid                                               (7,588,059)         (12,527,072)
   Net sale (purchase) of
      short-term investments                                              1,929,211             (435,000)
   Financial futures contracts transactions                              (7,045,197)         (16,541,845)
   Repayment (payment) of collateral for
      securities loaned, net                                           (128,354,534)         170,400,248
   (Increase) decrease in unrealized loss
      from futures transactions                                            (396,400)           8,537,406
--------------------------------------------------------------------------------------------------------
NET CASH FROM OPERATING ACTIVITIES                               $      486,617,724   $       50,430,820
--------------------------------------------------------------------------------------------------------
Cash Flows From (Used For)
   Financing Activities --
   Proceeds from capital contributions                           $      116,763,308   $      984,539,314
   Payments for capital withdrawals                                    (603,360,924)      (1,034,972,621)
--------------------------------------------------------------------------------------------------------
NET CASH USED FOR FINANCING ACTIVITIES                           $     (486,597,616)  $      (50,433,307)
--------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH                                  $           20,108   $           (2,487)
--------------------------------------------------------------------------------------------------------

CASH AT BEGINNING OF PERIOD                                      $              327   $            2,814
--------------------------------------------------------------------------------------------------------

CASH AT END OF PERIOD                                            $           20,435   $              327
--------------------------------------------------------------------------------------------------------

RECONCILIATION OF
NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS TO NET CASH
FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets
   from operations                                               $       26,111,348   $       (1,091,298)
Decrease in receivable for investments sold                               1,637,609               22,553
Decrease in payable for investments purchased                                    --           (9,772,561)
Decrease in interest receivable                                           4,443,771            1,171,376
Decrease in payable for daily variation margin                             (200,000)                  --
Decrease in receivable for daily variation margin                                --              993,733
Increase (decrease) in payable to affiliate                                  (5,288)                 733
Increase (decrease) in accrued expenses                                      91,365              (23,861)
Decrease in prepaid expenses                                                     --                3,039
Increase (decrease) in collateral for
   securities loaned                                                   (128,354,534)         170,400,248
Net (increase) decrease in investments                                  582,893,453         (111,273,142)
--------------------------------------------------------------------------------------------------------
NET CASH FROM OPERATING ACTIVITIES                               $      486,617,724   $       50,430,820
--------------------------------------------------------------------------------------------------------

(1)  For the ten months ended October 31, 2004.

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                                       YEAR ENDED DECEMBER 31,
                                            PERIOD ENDED          -----------------------------------------------------------------
                                            OCTOBER 31, 2004(1)       2003          2002          2001(2)       2000        1999
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratios (As a percentage of average daily
   net assets):
   Expenses                                          0.75%(4)            0.70%         0.75%          0.81%       0.84%        0.83%
   Expenses after custodian fee reduction            0.75%(4)            0.70%         0.75%          0.81%       0.84%        0.83%
   Interest expense                                  0.00%(3)(4)         0.01%         0.00%(3)       0.02%       0.02%        0.02%
   Net investment income                             3.63%(4)            2.26%         4.41%          5.91%       7.77%        7.79%
Portfolio Turnover                                      5%                 67%           41%            21%         22%          18%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(5)                                      2.23%               0.01%         8.24%          9.52%         --           --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S OMITTED)     $ 1,060,801         $ 1,521,288   $ 1,572,812      $ 675,520   $ 339,990    $ 345,200
-----------------------------------------------------------------------------------------------------------------------------------

(1)  For the ten-month period ended October 31, 2004.
(2) The Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in the ratio of net investment income to average net assest from 7.51% to 5.91%.
(3)  Represents less than 0.01%.
(4)  Annualized.
(5) Total return is required to be disclosed for fiscal years beginning after December 15, 2000. Total return is not computed on an annualized basis.

                        See notes to financial statements

GOVERNMENT OBLIGATIONS PORTFOLIO as of October 31, 2004
NOTES TO FINANCIAL STATEMENT

1  SIGNIFICANT ACCOUNTING POLICIES

   Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high current return by investing primarily in mortgage-backed securities (MBS) issued, insured, guaranteed or otherwise backed by the U.S. government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2004, the Eaton Vance Government Obligations Fund had a 96.3% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Seasoned mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than seasoned mortgage backed, pass-through securities) are normally valued on the basis of valuations furnished by dealers or a pricing service. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

   B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003, $221 and $1,504 in credit balances, respectively, were used to reduce the Portfolio's custodian fee.

   E WRITTEN OPTIONS -- Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

   F PURCHASED OPTIONS -- Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

   G FINANCIAL FUTURES CONTRACTS -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

   If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   H OTHER -- Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are computed based on the specific identification of securities sold.

   I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   J INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   K STATEMENT OF CASH FLOWS -- The cash amount shown in the Statement of Cash Flows is the amount included in the Portfolio's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments at October 31, 2004.

2  PURCHASES AND SALES OF INVESTMENTS

   Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $78,177,511 and $613,260,389, respectively.

3  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a fee computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million. On net assets of $500 million or more, BMR has contractually agreed to reduce its advisory fee as follows: 0.6875% annually on average daily net assets of $500 million but less than $1 billion; 0.6250% of average daily net assets of $1 billion but less than $1.5 billion; 0.5625% of average daily net assets of $1.5 billion but less than $2 billion; 0.5000% of average daily net assets of $2 billion but less than $2.5 billion; and 0.4375% of average daily net assets of $2.5 billion and over. These contractual fee reductions are intended to continue indefinitely. For the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003, the fee was equivalent to 0.70% (annualized) and 0.67% of the Portfolio's average net assets for such period, respectively, and amounted to $7,257,040 and $11,983,299, respectively. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from January 1, 2004 to October 31, 2004 and the year ended December 31, 2003, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

   During the period from January 1, 2004 to October 31, 2004, the Portfolio engaged in purchase transactions with other Portfolios that also utilize BMR as an investment advisor. These purchase transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to $10,484,457.

4  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003 was $2,467,380 and $8,333,973, respectively, and the average interest rate was 2.05% and 1.63%, respectively.

5  SECURITIES LENDING AGREEMENT

   The Portfolio has established a securities lending agreement with brokers in which the Portfolio lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio offsets a portion of the interest income received and amounted to $3,586,510 and $3,792,118 for the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003, respectively. At October 31, 2004, the value of the securities loaned and the value of the collateral amounted to $237,947,841 and $243,776,214, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

6  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                          $  1,288,731,756
   ----------------------------------------------------------
   Gross unrealized appreciation           $     10,432,037
   Gross unrealized depreciation                 (4,254,562)
   ----------------------------------------------------------
   NET UNREALIZED APPRECIATION             $      6,177,475
   ----------------------------------------------------------

7  FINANCIAL INSTRUMENTS

   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2004 is as follows:

   FUTURES CONTRACTS

                                                                                      NET
   EXPIRATION                                    AGGREGATE                         UNREALIZED
   DATE(S)      CONTRACTS          POSITION        COST              VALUE        DEPRECIATION
   -------------------------------------------------------------------------------------------
   12/04        1,200
                U.S Treasury
                Five Year Note     Short      $ (132,341,772)   $ (133,650,000)   $ (1,308,228)

   At October 31, 2004, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

8  FISCAL YEAR END CHANGE

   Effective October 15, 2004 the Portfolio changed its fiscal year-end to October 31, 2004.

GOVERNMENT OBLIGATIONS PORTFOLIO as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF
GOVERNMENT OBLIGATIONS PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the supplementary data present fairly, in all material respects, the financial position of Government Obligations Portfolio (the "Portfolio") at October 31, 2004, and the results of its operations, the changes in its net assets, its cash flows and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 30, 2004

EATON VANCE GOVERNMENT OBLIGATIONS FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                          POSITION(S)      TERM OF                                   NUMBER OF PORTFOLIOS
                           WITH THE      OFFICE AND                                    IN FUND COMPLEX
       NAME AND           TRUST AND       LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY
    DATE OF BIRTH       THE PORTFOLIO      SERVICE         DURING PAST FIVE YEARS         TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes            Trustee      Trustee of the  Chairman, President and             192               Director of EVC
11/9/41                                  Trust since    Chief Executive Officer of
                                         1991; of the   BMR, EVC, EVM and EV;
                                          Portfolio     Director of EV; Vice
                                          since 1992    President and Director of
                                                        EVD. Trustee and/or officer
                                                        of 192 registered investment
                                                        companies in the Eaton Vance
                                                        Fund Complex. Mr. Hawkes is
                                                        an interested person because
                                                        of his positions with BMR,
                                                        EVM, EVC and EV, which are
                                                        affiliates of the Fund and
                                                        the Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III       Trustee      Trustee of the  Jacob H. Schiff Professor of        192           Director of Tiffany & Co.
2/23/35                                  Trust since    Investment Banking Emeritus,                      (specialty retailer) and
                                         1986; of the   Harvard University Graduate                              Telect, Inc.
                                           Portfolio    School of Business                                   (telecommunication
                                          since 1993    Administration.                                       services company)

William H. Park            Trustee        Since 2003    President and Chief                 192                     None
9/19/47                                                 Executive Officer, Prizm
                                                        Capital Management, LLC
                                                        (investment management firm)
                                                        (since 2002). Executive Vice
                                                        President and Chief
                                                        Financial Officer, United
                                                        Asset Management Corporation
                                                        (a holding company owning
                                                        institutional investment
                                                        management firms)
                                                        (1982-2001).

Ronald A. Pearlman         Trustee        Since 2003    Professor of Law, Georgetown        192                     None
7/10/40                                                 University Law Center (since
                                                        1999). Tax Partner,
                                                        Covington & Burling,
                                                        Washington, DC (1991-2000).

Norton H. Reamer           Trustee      Trustee of the  President, Chief Executive          192                     None
9/21/35                                  Trust since    Officer and a Director of
                                         1986; of the   Asset Management Finance
                                           Portfolio    Corp. (a specialty finance
                                          since 1993    company serving the
                                                        investment management
                                                        industry) (since October
                                                        2003). President, Unicorn
                                                        Corporation (an investment
                                                        and financial advisory
                                                        services company) (since
                                                        September 2000). Formerly,
                                                        Chairman, Hellman, Jordan
                                                        Management Co., Inc. (an
                                                        investment management
                                                        company) (2000-2003).
                                                        Formerly, Advisory Director
                                                        of Berkshire Capital
                                                        Corporation (investment
                                                        banking firm) (2002-2003).
                                                        Formerly Chairman of the
                                                        Board, United Asset
                                                        Management Corporation (a
                                                        holding company owning
                                                        institutional investment
                                                        management firms) and
                                                        Chairman, President and
                                                        Director, UAM Funds (mutual
                                                        funds) (1980-2000).

Lynn A. Stout           Trustee           Since 1998    Professor of Law, University        192                     None
9/14/57                                                 of California at Los Angeles
                                                        School of Law (since July
                                                        2001). Formerly, Professor
                                                        of Law, Georgetown
                                                        University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                           POSITION(S)             TERM OF
                            WITH THE             OFFICE AND
    NAME AND                TRUST AND             LENGTH OF                           PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH           THE PORTFOLIO            SERVICE                            DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.        President of          Since 2002        Executive Vice President of EVM, BMR, EVC and EV; Chief
5/31/58                     the Trust                              Investment Officer of EVM and BMR and Director of EVC. Chief
                                                                   Executive Officer of Belair Capital Fund LLC, Belcrest Capital
                                                                   Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and
                                                                   Belrose Capital Fund LLC (private investment companies
                                                                   sponsored by EVM). Officer of 55 registered investment
                                                                   companies managed by EVM or BMR.

William H. Ahern, Jr.     Vice President         Since 1995        Vice President of EVM and BMR. Officer of 78 registered
7/28/59                    of the Trust                            investment companies managed by EVM or BMR.

Thomas J. Fetter          Vice President         Since 1997        Vice President of EVM and BMR. Officer of 124 registered
8/20/43                    of the Trust                            investment companies managed by EVM or BMR.

Michael R. Mach           Vice President         Since 1999        Vice President of EVM and BMR. Previously, Managing Director
7/15/47                    of the Trust                            and Senior Analyst for Robertson Stephens (1998-1999). Officer
                                                                   of 28 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh       Vice President         Since 1998        Vice President of EVM and BMR. Officer of 124 registered
1/22/57                    of the Trust                            investment companies managed by EVM or BMR.

Duncan W. Richardson      Vice President         Since 2001        Senior Vice President and Chief Equity Investment Officer of
10/26/57                   of the Trust                            EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Walter A. Row, III        Vice President         Since 2001        Director of Equity Research and a Vice President of EVM and
7/20/57                    of the Trust                            BMR. Officer of 24 registered investment companies managed by
                                                                   EVM or BMR.

Judith A. Saryan          Vice President         Since 2003        Vice President of EVM and BMR. Previously, Portfolio Manager
8/21/54                    of the Trust                            and Equity Analyst for State Street Global Advisers
                                                                   (1980-1999). Officer of 27 registered investment companies managed by EVM or BMR.

Susan Schiff              Vice President      Vice President of    Vice President of EVM and BMR. Officer of 27 registered
3/13/61                                        the Trust since     investment companies managed by EVM or BMR.
                                                2002; of the
                                                 Portfolio
                                                 since 1993

Mark Venezia              President of          Since 2002(2)      Vice President of EVM and BMR. Officer of 4 registered
5/23/49                  the Portfolio                             investment companies managed by EVM or BMR.

Alan R. Dynner             Secretary             Since 1997        Vice President, Secretary and Chief Legal Officer of BMR, EVM,
10/10/40                                                           EVD, EV and EVC. Officer of 192 registered investment companies managed by EVM or BMR.

Barbara E. Campbell       Treasurer of          Since 2002(2)      Vice President of EVM and BMR. Officer of 192 registered
6/19/57                   the Portfolio                            investment companies managed by EVM or BMR.

James L. O'Connor         Treasurer of           Since 1989        Vice President of BMR, EVM and EVD. Officer of 114 registered
4/1/45                     the Trust                               investment companies managed by EVM or BMR.

Paul M. O'Neil               Chief               Since 2004        Vice President of EVM and BMR. Officer of 192 registered
7/11/53                 Compliance Officer                         investment companies managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Mr. Venezia served as Vice President of the Portfolio since 1993 and Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

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             INVESTMENT ADVISER OF GOVERNMENT OBLIGATIONS PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

            ADMINISTRATOR OF EATON VANCE GOVERNMENT OBLIGATIONS FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                                BOSTON, MA 02110


                     EATON VANCE GOVERNMENT OBLIGATIONS FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

140-12/04                                                                  GOSRC

[EV LOGO]

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ANNUAL REPORT OCTOBER 31, 2004

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EATON VANCE HIGH INCOME FUND

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                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE HIGH INCOME FUND as of October 31, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

THE FUND

   PERFORMANCE FOR THE PAST YEAR
- The Fund's Class A shares had a total return of 5.20% during the period from inception on March 11, 2004 through October 31, 2004.(1) This return resulted from a decrease in net asset value per share (NAV) to $5.21 on October 31, 2004 from $5.23 on March 11, 2004, and the reinvestment of $0.281 in dividends.

- The Fund's Class B shares had a total return of 11.55% during the year ended October 31, 2004.(1) This return resulted from an increase in NAV to $5.20 on October 31, 2004 from $5.05 on October 31, 2003, and the reinvestment of $0.412 in dividends.

- The Fund's Class C shares had a total return of 11.38% during the year ended October 31, 2004.(1) This return resulted from an increase in NAV to $6.86 on October 31, 2004 from $6.67 on October 31, 2003, and the reinvestment of $0.543 in dividends.

- In comparison, the Merrill Lynch U.S. High Yield Master II Index had a return of 12.19% for the year ended October 31, 2004.(2)

- Based on the Fund's most recent dividends and NAVs on October 31, 2004 of $5.21 per share for Class A, $5.20 for Class B and $6.86 for Class C, the Fund's distribution rates were 8.19%, 7.65% and 7.55%, respectively.(3) The SEC 30-day yields for Class A, Class B and Class C were 6.52%, 6.10% and 6.11%, respectively.(4)

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

   RECENT FUND DEVELOPMENTS
- Management positioned the Portfolio more defensively during the past year, maintaining a lower duration and a larger cash position. While management continued its historical focus on the B-rated portion of the high-yield market, the Portfolio focused less on bonds of companies involved in turnaround situations. Management focused instead on B-rated bonds that it believes may be positioned for an upgrade. The Portfolio's average duration at October 31, 2004 was 3.3 years, down from 3.6 years at October 31, 2003. Duration is a measure of the Fund's sensitivity to changes in interest rates.

- Wireless communications companies were among the Portfolio's largest sector weightings and the Fund's better performing investments. With the build-out of networks completed, many wireless companies have enjoyed strong cash flow from a large subscriber base and, in many cases, have been able to reduce debt significantly and strengthen their balance sheets.

- The Portfolio's chemical investments fared well. Producers of commodity chemicals and specialty chemicals alike have seen increased demand in response to a stronger economy. Many of these companies have products that are used in industrial processes. As a result, the companies are leveraged to the turnaround in the broader cyclical economy and could benefit from an upturn in manufacturing.

- Merger and acquisition activity gathered momentum during the year, a trend that benefited some of the the Portfolio's investments, with several of its bonds called at a premium. The Portfolio also benefited from premium calls associated with the refinancing of high-coupon debt with lower-coupon debt.

- The Fund's performance was constrained somewhat by the Portfolio's underweighting in the energy sector, which has outperformed in the wake of sharply higher oil prices and increased drilling activity. In addition, a relatively short duration limited performance somewhat at mid-year, as the Treasury market recovered from its earlier decline.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

(1) THESE RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B SHARES AND CLASS C SHARES. IF SALES CHARGE WAS DEDUCTED, PERFORMANCE WOULD BE REDUCED.
(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.
(3) THE FUND'S DISTRIBUTION RATE REPRESENTS ACTUAL DISTRIBUTIONS PAID TO SHAREHOLDERS AND IS CALCULATED DAILY BY DIVIDING THE LAST DISTRIBUTION PER SHARE (ANNUALIZED) BY THE NET ASSET VALUE.
(4) THE FUND'S SEC YIELD IS CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE OFFERING PRICE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT.


SHARES OF THE FUND ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELD WILL VARY.

EATON VANCE HIGH INCOME FUND as of October 31, 2004

PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class B of the Fund with that of the Merrill Lynch U.S. High Yield Master II Index, an unmanaged market index of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and in the Merrill Lynch U.S. High Yield Master II Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE(1)                                            CLASS A     CLASS B    CLASS C
----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)

One Year                                                    N.A.       11.55%    11.38%
Five Years                                                  N.A.        3.67      3.66
Ten Years                                                   N.A.        6.82      6.70
Life of Fund+                                               5.20        7.47      6.31

SEC AVERAGE ANNUAL TOTAL RETURNS
  (INCLUDING SALES CHARGE OR APPLICABLE CDSC)

One Year                                                    N.A.        6.55%    10.38%
Five Years                                                  N.A.        3.42      3.66
Ten Years                                                   N.A.        6.82      6.70
Life of Fund+                                               0.21        7.47      6.31

+ Inception dates: Class A: 3/11/04; Class B: 8/19/86; Class C: 6/8/94

(1) AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES
    (CDSC) FOR CLASS B OR CLASS C SHARES. IF SALES CHARGE WAS DEDUCTED, PERFORMANCE WOULD BE REDUCED. SEC RETURNS FOR CLASS A REFLECT THE MAXIMUM 4.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. CLASS A SHARES REDEEMED OR EXCHANGED WITHIN THREE MONTHS OF SETTLEMENT OF PURCHASE ARE SUBJECT TO A 1% REDEMPTION FEE.

[CHART]

PORTFOLIO CREDIT QUALITY RATINGS(2)

Common Stocks             1.1%
A and above               5.9%
BBB                       0.3%
BB                        8.8%
B                        57.0%
CCC and below            19.2%
Non-Rated                 7.7%

(2) Credit Quality ratings are those provided by Standard & Poor's, a nationally recognized bond rating service. As of October 31, 2004. Holdings subject to change due to active management.

[CHART]

COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE HIGH INCOME FUND CLASS B vs. THE MERRILL LYNCH
U.S. HIGH YIELD MASTER II INDEX*
   October 31, 1994 - October 31, 2004

                  EATON VANCE HIGH INCOME          MERRILL LYNCH U.S.
                  FUND CLASS B                     HIGH YIELD MASTER II INDEX
10/31/1994        $ 10,000                         $ 10,000
11/30/1994        $  9,878                         $  9,914
12/31/1994        $  9,985                         $ 10,018
 1/31/1995        $ 10,027                         $ 10,159
 2/28/1995        $ 10,284                         $ 10,485
 3/31/1995        $ 10,344                         $ 10,626
 4/30/1995        $ 10,629                         $ 10,901
 5/31/1995        $ 10,858                         $ 11,238
 6/30/1995        $ 10,869                         $ 11,313
 7/31/1995        $ 11,036                         $ 11,461
 8/31/1995        $ 10,980                         $ 11,521
 9/30/1995        $ 11,053                         $ 11,657
10/31/1995        $ 11,065                         $ 11,753
11/30/1995        $ 11,169                         $ 11,870
12/31/1995        $ 11,369                         $ 12,068
 1/31/1996        $ 11,542                         $ 12,270
 2/29/1996        $ 11,713                         $ 12,308
 3/31/1996        $ 11,668                         $ 12,257
 4/30/1996        $ 11,761                         $ 12,274
 5/31/1996        $ 11,885                         $ 12,363
 6/30/1996        $ 11,885                         $ 12,418
 7/31/1996        $ 11,970                         $ 12,494
 8/31/1996        $ 12,148                         $ 12,649
 9/30/1996        $ 12,469                         $ 12,943
10/31/1996        $ 12,488                         $ 13,056
11/30/1996        $ 12,705                         $ 13,318
12/31/1996        $ 12,936                         $ 13,429
 1/31/1997        $ 13,037                         $ 13,529
 2/28/1997        $ 13,286                         $ 13,737
 3/31/1997        $ 12,995                         $ 13,548
 4/30/1997        $ 13,142                         $ 13,722
 5/31/1997        $ 13,489                         $ 14,011
 6/30/1997        $ 13,752                         $ 14,228
 7/31/1997        $ 14,138                         $ 14,605
 8/31/1997        $ 14,217                         $ 14,587
 9/30/1997        $ 14,577                         $ 14,850
10/31/1997        $ 14,540                         $ 14,925
11/30/1997        $ 14,665                         $ 15,065
12/31/1997        $ 14,922                         $ 15,210
 1/31/1998        $ 15,220                         $ 15,452
 2/28/1998        $ 15,425                         $ 15,515
 3/31/1998        $ 15,670                         $ 15,662
 4/30/1998        $ 15,731                         $ 15,730
 5/31/1998        $ 15,738                         $ 15,824
 6/30/1998        $ 15,770                         $ 15,906
 7/31/1998        $ 15,839                         $ 16,007
 8/31/1998        $ 14,629                         $ 15,199
 9/30/1998        $ 14,574                         $ 15,239
10/31/1998        $ 14,177                         $ 14,913
11/30/1998        $ 15,140                         $ 15,687
12/31/1998        $ 15,186                         $ 15,659
 1/31/1999        $ 15,516                         $ 15,870
 2/28/1999        $ 15,700                         $ 15,762
 3/31/1999        $ 15,996                         $ 15,946
 4/30/1999        $ 16,457                         $ 16,237
 5/31/1999        $ 16,238                         $ 16,088
 6/30/1999        $ 16,223                         $ 16,049
 7/31/1999        $ 16,299                         $ 16,070
 8/31/1999        $ 16,147                         $ 15,900
 9/30/1999        $ 16,072                         $ 15,837
10/31/1999        $ 16,154                         $ 15,751
11/30/1999        $ 16,510                         $ 15,956
12/31/1999        $ 16,855                         $ 16,052
 1/31/2000        $ 17,025                         $ 15,991
 2/29/2000        $ 17,424                         $ 16,025
 3/31/2000        $ 17,014                         $ 15,790
 4/30/2000        $ 16,879                         $ 15,790
 5/31/2000        $ 16,553                         $ 15,592
 6/30/2000        $ 16,714                         $ 15,892
 7/31/2000        $ 16,624                         $ 15,978
 8/31/2000        $ 16,716                         $ 16,135
 9/30/2000        $ 16,251                         $ 15,995
10/31/2000        $ 15,364                         $ 15,486
11/30/2000        $ 14,085                         $ 14,892
12/31/2000        $ 14,489                         $ 15,231
 1/31/2001        $ 15,525                         $ 16,195
 2/28/2001        $ 15,496                         $ 16,441
 3/31/2001        $ 14,877                         $ 16,112
 4/30/2001        $ 14,719                         $ 15,893
 5/31/2001        $ 14,835                         $ 16,172
 6/30/2001        $ 14,226                         $ 15,746
 7/31/2001        $ 14,179                         $ 16,002
 8/31/2001        $ 14,236                         $ 16,128
 9/30/2001        $ 13,252                         $ 15,014
10/31/2001        $ 13,767                         $ 15,494
11/30/2001        $ 14,268                         $ 16,039
12/31/2001        $ 14,146                         $ 15,913
 1/31/2002        $ 14,208                         $ 16,001
 2/28/2002        $ 13,893                         $ 15,790
 3/31/2002        $ 14,173                         $ 16,188
 4/30/2002        $ 14,290                         $ 16,448
 5/31/2002        $ 14,134                         $ 16,322
 6/30/2002        $ 13,530                         $ 15,059
 7/31/2002        $ 13,143                         $ 14,474
 8/31/2002        $ 13,320                         $ 14,836
 9/30/2002        $ 13,187                         $ 14,605
10/31/2002        $ 13,015                         $ 14,482
11/30/2002        $ 13,666                         $ 15,387
12/31/2002        $ 13,877                         $ 15,611
 1/31/2003        $ 14,113                         $ 16,080
 2/28/2003        $ 14,336                         $ 16,296
 3/31/2003        $ 14,697                         $ 16,726
 4/30/2003        $ 15,528                         $ 17,699
 5/31/2003        $ 15,640                         $ 17,902
 6/30/2003        $ 16,226                         $ 18,403
 7/31/2003        $ 16,134                         $ 18,153
 8/31/2003        $ 16,425                         $ 18,385
 9/30/2003        $ 16,851                         $ 18,884
10/31/2003        $ 17,344                         $ 19,276
11/30/2003        $ 17,612                         $ 19,542
12/31/2003        $ 18,134                         $ 20,006
 1/31/2004        $ 18,508                         $ 20,329
 2/29/2004        $ 18,429                         $ 20,307
 3/31/2004        $ 18,472                         $ 20,442
 4/30/2004        $ 18,522                         $ 20,307
 5/31/2004        $ 18,225                         $ 19,988
 6/30/2004        $ 18,489                         $ 20,278
 7/31/2004        $ 18,537                         $ 20,552
 8/31/2004        $ 18,774                         $ 20,925
 9/30/2004        $ 19,004                         $ 21,217
10/31/2004        $ 19,347                         $ 21,626

*  SOURCES: THOMSON FINANCIAL; BLOOMBERG, L.P.

   INVESTMENT OPERATIONS COMMENCED 8/19/86. A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S CLASS A SHARES ON 3/11/04 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $10,520 ON OCTOBER 31, 2004; $10,021 INCLUDING SALES CHARGE. AN INVESTMENT IN THE FUND'S CLASS C SHARES ON 6/8/94 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $19,132 ON OCTOBER 31, 2004. THE INDEX'S TOTAL RETURN DOES NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE HIGH INCOME FUND as of October 31, 2004

FUND EXPENSES

EXAMPLE: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

ACTUAL EXPENSES: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          EATON VANCE HIGH INCOME FUND

                                        BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                               (5/1/04)                (10/31/04)                (5/1/04-10/31/04)
-----------------------------------------------------------------------------------------------------------------------
ACTUAL
Class A                                      $ 1,000.00                 $  1048.18                     $ 4.89
Class B                                      $ 1,000.00                 $  1044.60                     $ 8.58
Class C                                      $ 1,000.00                 $  1043.30                     $ 8.63

HYPOTHETICAL
(5% return per year before expenses)
Class A                                      $ 1,000.00                 $ 1,020.40                     $ 4.82
Class B                                      $ 1,000.00                 $ 1,016.70                     $ 8.47
Class C                                      $ 1,000.00                 $ 1,016.70                     $ 8.52

* Expenses are equal to the Fund's annualized expense ratio of 0.95% for Class A shares, 1.67% for Class B shares and 1.68% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE HIGH INCOME FUND as of October 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in High Income Portfolio, at value
   (identified cost, $824,175,407)                                       $   882,170,053
Receivable for Fund shares sold                                                1,104,271
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $   883,274,324
----------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                         $    16,213,282
Dividends payable                                                              2,527,138
Payable to affiliate for distribution and service fees                           165,555
Payable to affiliate for Trustees' fees                                              220
Accrued expenses                                                                 156,957
----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $    19,063,152
----------------------------------------------------------------------------------------
NET ASSETS                                                               $   864,211,172
----------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                          $ 1,228,755,659
Accumulated net realized loss from Portfolio (computed on
   the basis of identified cost)                                            (420,016,905)
Accumulated distributions in excess of net investment income                  (2,522,228)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                           57,994,646
----------------------------------------------------------------------------------------
TOTAL                                                                    $   864,211,172
----------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                               $   150,042,305
SHARES OUTSTANDING                                                            28,784,703
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $          5.21
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 95.25 of $5.21)                                       $          5.47
----------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                               $   474,860,531
SHARES OUTSTANDING                                                            91,326,692
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $          5.20
----------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                               $   239,308,336
SHARES OUTSTANDING                                                            34,867,351
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $          6.86
----------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Interest allocated from Portfolio                                        $    82,528,753
Dividends allocated from Portfolio                                             1,381,506
Miscellaneous income allocated from Portfolio                                    789,483
Expenses allocated from Portfolio                                             (5,393,676)
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                     $    79,306,066
----------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                              $         3,251
Distribution and service fees
   Class A                                                                       201,818
   Class B                                                                     5,642,209
   Class C                                                                     2,700,933
Transfer and dividend disbursing agent fees                                      845,175
Printing and postage                                                              83,116
Registration fees                                                                 37,825
Custodian fee                                                                     35,504
Legal and accounting services                                                     28,484
Miscellaneous                                                                     39,458
----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $     9,617,773
----------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                    $    69,688,293
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $     9,009,687
   Foreign currency and forward foreign currency exchange
      contract transactions                                                     (204,669)
----------------------------------------------------------------------------------------
NET REALIZED GAIN                                                        $     8,805,018
----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                   $    21,814,636
   Foreign currency and forward foreign currency exchange contracts              (48,119)
----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $    21,766,517
----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                         $    30,571,535
----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $   100,259,828
----------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                 YEAR ENDED          YEAR ENDED
IN NET ASSETS                                                       OCTOBER 31, 2004    OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                            $      69,688,293   $      75,422,086
   Net realized gain from investments,
      foreign currency and forward
      foreign currency exchange
      contract transactions                                                 8,805,018          18,388,798
   Net change in unrealized appreciation
      (depreciation) from investments,
      foreign currency and forward foreign
      currency exchange contracts                                          21,766,517         130,305,162
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $     100,259,828   $     224,116,046
---------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                                       $      (7,024,416)  $              --
      Class B                                                             (45,097,631)        (54,664,495)
      Class C                                                             (21,645,396)        (21,628,770)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                 $     (73,767,443)  $     (76,293,265)
---------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                       $      23,508,122   $              --
      Class B                                                              49,016,203         103,251,445
      Class C                                                              51,931,667          88,319,239
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                                               3,047,338                  --
      Class B                                                              18,955,270          18,423,298
      Class C                                                               9,874,150          10,039,498
   Cost of shares redeemed
      Class A                                                             (23,457,203)                 --
      Class B                                                            (127,275,169)        (95,650,349)
      Class C                                                            (111,372,869)        (54,084,859)
   Net asset value of shares exchanged
      Class A                                                             146,072,121                  --
      Class B                                                            (146,072,121)                 --
   Redemption Fees                                                              7,011                  --
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                          $    (105,765,480)  $      70,298,272
---------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                               $     (79,273,095)  $     218,121,053
---------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                $     943,484,267   $     725,363,214
---------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                      $     864,211,172   $     943,484,267
---------------------------------------------------------------------------------------------------------

ACCUMULATED DISTRIBUTIONS
IN EXCESS OF NET INVESTMENT
INCOME INCLUDED IN
NET ASSETS

AT END OF YEAR                                                      $      (2,522,228)  $      (1,276,856)
---------------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                          CLASS A
                                                                                   ----------------------
                                                                                   PERIOD ENDED
                                                                                   OCTOBER 31, 2004(1)(2)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                                   $    5.230
---------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                                                    $    0.262
Net realized and unrealized loss                                                             (0.001)
---------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                                             $    0.261
---------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                                               $   (0.281)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                      $   (0.281)
---------------------------------------------------------------------------------------------------------

Redemption fees                                                                          $    0.000(3)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                                         $    5.210
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                                                                5.20%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's omitted)                                                $  150,042
Ratios (As a percentage of average daily net assets):
   Expenses(5)                                                                                 0.96%(6)
   Expenses after custodian fee reduction(5)                                                   0.96%(6)
   Net investment income                                                                       7.98%(6)
Portfolio Turnover of the Portfolio                                                              80%
---------------------------------------------------------------------------------------------------------

(1) For the period from the commencement of offering of Class A shares, March 11, 2004, to October 31, 2004.

(2) Net investment income per share was computed using average shares outstanding.

(3)  Amounts represent less than $.005.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

                       See notes to financial statements

                                                                                    CLASS B
                                              ------------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,                            YEAR ENDED
                                              ---------------------------------------------------------------------     MARCH 31,
                                                2004(2)        2003         2002(1)         2001        2000(2)(3)      2000(2)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period        $     5.050   $     4.150  $      4.860   $      6.180   $      7.270     $    7.510
----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                         $     0.392   $     0.416  $      0.431   $      0.601   $      0.418     $    0.702
Net realized and unrealized gain (loss)             0.169         0.904        (0.672)        (1.206)        (1.090)        (0.242)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS           $     0.561   $     1.320  $     (0.241)  $     (0.605)  $     (0.672)    $    0.460
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                    $    (0.411)  $    (0.420) $     (0.429)  $     (0.670)  $     (0.418)    $   (0.700)
From tax return of capital                             --            --        (0.040)        (0.045)            --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           $    (0.411)  $    (0.420) $     (0.469)  $     (0.715)  $     (0.418)    $   (0.700)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD              $     5.200   $     5.050  $      4.150   $      4.860   $      6.180     $    7.270
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                     11.55%        33.26%        (5.46)%       (10.39)%        (9.70)%         6.36%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's omitted)     $   474,861   $   662,381  $    530,326   $    648,544   $    721,339     $  758,686
Ratios (As a percentage of average daily net
   assets):
   Expenses(5)                                       1.71%         1.80%         1.79%          1.83%          1.78%(6)       1.74%
   Expenses after custodian fee reduction(5)         1.71%         1.80%         1.79%          1.83%          1.78%(6)       1.74%
   Net investment income                             7.60%         8.96%         9.30%         10.91%         10.37%(6)       9.49%
Portfolio Turnover of the Portfolio                    80%          122%           88%            83%            41%           113%
----------------------------------------------------------------------------------------------------------------------------------

(1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investement income per share by $0.010, decrease net realized and unrealized losses per share by $0.010 and decrease the ratio of net investment income to average net assets from 9.52% to 9.30%. Per-share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment income per share was computed using average shares outstanding.

(3)  For the seven-month period ended October 31, 2000.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

                        See notes to financial statements

                                                                                    CLASS C
                                              ------------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,                            YEAR ENDED
                                              ---------------------------------------------------------------------     MARCH 31,
                                                2004(2)        2003         2002(1)         2001        2000(2)(3)      2000(2)
-------------------------------------------------------------------------------------------------------------------     ----------
Net asset value -- Beginning of period        $     6.670   $     5.480  $      6.410   $      8.130   $      9.560     $    9.880
----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                         $     0.514   $     0.551  $      0.567   $      0.796   $      0.551     $    0.915
Net realized and unrealized gain (loss)             0.218         1.193        (0.878)        (1.590)        (1.435)        (0.321)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS           $     0.732   $     1.744  $     (0.311)  $     (0.794)  $     (0.884)    $    0.594
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                    $    (0.542)  $    (0.554) $     (0.572)  $     (0.864)  $     (0.546)    $   (0.914)
From tax return of capital                             --            --        (0.047)        (0.062)            --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           $    (0.542)  $    (0.554) $     (0.619)  $     (0.926)  $     (0.546)    $   (0.914)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD              $     6.860   $     6.670  $      5.480   $      6.410   $      8.130     $    9.560
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                     11.38%        33.24%        (5.37)%       (10.31)%        (9.70)%         6.26%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's omitted)     $   239,308   $   281,103  $    195,037   $    202,906   $    191,027     $   36,851
Ratios (As a percentage of average daily net
   assets):
   Expenses(5)                                       1.71%         1.80%         1.79%          1.82%          1.82%(6)       1.78%
   Expenses after custodian fee reduction(5)         1.71%         1.80%         1.79%          1.82%          1.82%(6)       1.78%
   Net investment income                             7.56%         8.93%         9.28%         10.85%         10.40%(6)       9.42%
Portfolio Turnover of the Portfolio                    80%          122%           88%            83%            41%           113%
----------------------------------------------------------------------------------------------------------------------------------

(1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investement income per share by $0.010, decrease net realized and unrealized losses per share by $0.010 and decrease the ratio of net investment income to average net assets from 9.50% to 9.28%. Per-share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment income per share was computed using average shares outstanding.

(3)  For the seven-month period ended October 31, 2000.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

                        See notes to financial statements

EATON VANCE HIGH INCOME FUND as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the High Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (68.3% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $415,727,377, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010 ($143,280,458), October 31, 2009 ($235,765,703), October 31, 2008
   ($30,521,427), October 31, 2007 ($3,342,613), and October 31, 2005
   ($2,817,176), respectively.

   D OTHER -- Investment transactions are accounted for on a trade-date basis.

   E USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   F INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   G EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

2  DISTRIBUTIONS TO SHAREHOLDERS

   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Such daily dividends are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   The tax character of distributions paid for the years ended October 31, 2004 and October 31, 2003 was as follows:

                                                  YEAR ENDED OCTOBER 31,
                                           -------------------------------------
                                                  2004               2003
--------------------------------------------------------------------------------
   Distributions declared from:

   Ordinary income                         $      73,767,443   $      76,293,265

   During the year ended October 31, 2004, accumulated distributions in excess of net investment income was decreased by $2,833,778, and accumulated net realized loss was increased by $2,713,687 and paid-in capital was decreased by $120,091 primarily due to differences between book and tax accounting for treatment of bond premium and foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Capital loss carryforwards                                 $    (415,727,377)
   Unrealized appreciation                                    $      53,705,118
   Other temporary differences                                $      (2,522,228)

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                             PERIOD ENDED
CLASS A                                                      OCTOBER 31, 2004(1)
--------------------------------------------------------------------------------
Sales                                                                  4,554,886
Issued to shareholders electing to
   receive payments of distributions
   in Fund shares                                                        593,070
Redemptions                                                           (4,583,780)
Exchange from Class B shares                                          28,220,527
--------------------------------------------------------------------------------
NET INCREASE                                                          28,784,703
--------------------------------------------------------------------------------

                                                  YEAR ENDED OCTOBER 31,
                                           -------------------------------------
CLASS B                                           2004               2003
--------------------------------------------------------------------------------
Sales                                              9,505,307          22,456,264
Issued to shareholders electing to
   receive payments of distributions
   in Fund shares                                  3,685,269           3,970,353
Redemptions                                      (24,732,586)        (23,123,456)
Exchange to Class A shares                       (28,277,719)                 --
--------------------------------------------------------------------------------
NET INCREASE (DECREASE)                          (39,819,729)          3,303,161
--------------------------------------------------------------------------------

                                                  YEAR ENDED OCTOBER 31,
                                           -------------------------------------
CLASS C                                           2004               2003
--------------------------------------------------------------------------------
Sales                                              7,605,996          14,431,771
Issued to shareholders electing to
   receive payments of distributions
   in Fund shares                                  1,452,783           1,636,564
Redemptions                                      (16,352,168)         (9,521,784)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE)                           (7,293,389)          6,546,551
--------------------------------------------------------------------------------

(1) For the period from the start of business, March 11, 2004 to October 31, 2004.

   Redemptions or exchanges of Class A shares made within three months of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the period from the start of business, March 11, 2004 to October 31, 2004 the Fund received redemption fees of $7,011 on Class A shares.

4  TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's

   Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2004, EVM earned $62,147 in sub-transfer agent fees. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $7,234 as its portion of the sales charge on sales of Class A shares for the period from the start of business, March 11, 2004 to October 31, 2004.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B Shares (the Class B
   Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $4,231,657 and $2,025,700 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2004 representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $25,300,000 and $34,089,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the period from the start of business, March 11, 2004 to October 31, 2004 amounted to $201,818 for Class A shares. Service fee payments for the year ended October 31, 2004 amounted to $1,410,552 and $675,233 for Class B and Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $1,368,000 and $94,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended October 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2004, aggregated $125,108,524 and $299,101,016, respectively.

EATON VANCE HIGH INCOME FUND as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Fund (the Fund) (one of the series of the Eaton Vance Mutual Funds Trust) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and for the period ended March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance High Income Fund at October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

HIGH INCOME PORTFOLIO as of October 31, 2004
PORTFOLIO OF INVESTMENTS

SENIOR, FLOATING RATE LOANS(1) -- 0.4%

                                                          PRINCIPAL
SECURITY                                                  AMOUNT             VALUE
--------------------------------------------------------------------------------------------
BEVERAGE, FOOD AND TOBACCO -- 0.3%

New World Pasta, Term Loan B,
12.75%, Maturing 1/28/06(2)                               $     4,277,546    $     3,943,897
--------------------------------------------------------------------------------------------
                                                                             $     3,943,897
--------------------------------------------------------------------------------------------

UTILITIES -- 0.1%

Mirant Corp., Revolving Term Loan,
364 day credit agreement with
trade date 7/17/2001(3)                                         2,100,000    $     1,312,500
--------------------------------------------------------------------------------------------
                                                                             $     1,312,500
--------------------------------------------------------------------------------------------

TOTAL SENIOR, FLOATING RATE INTERESTS
  (IDENTIFIED COST $5,821,129)                                               $     5,256,397
--------------------------------------------------------------------------------------------

CORPORATE BONDS & NOTES -- 89.1%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.2%

Argo Tech Corp., Sr. Notes, 9.25%, 6/1/11(4)              $         1,575    $     1,724,625
Standard Aero Holdings, Inc., Sr. Sub. Notes,
8.25%, 9/1/14(4)                                                      920            977,500
--------------------------------------------------------------------------------------------
                                                                             $     2,702,125
--------------------------------------------------------------------------------------------

AIRLINES -- 1.4%

American Airlines, 7.80%, 10/1/06                         $         7,243    $     6,062,206
American Airlines, 7.858%, 10/1/11                                    260            263,357
American Airlines, 8.608%, 4/1/11                                     570            484,232
AMR Corp., 9.00%, 8/1/12                                            7,880          4,846,200
Continental Airlines, 7.033%, 6/15/11                               4,300          3,325,326
Continental Airlines, 7.08%, 11/1/04                                   83             82,532
Continental Airlines, 8.00%, 12/15/05                                 550            508,750
Delta Air Lines, 7.779%, 11/18/05                                   2,855          2,143,356
Delta Air Lines, 8.30%, 12/15/29                                    1,005            366,825
Delta Air Lines, Series 02-1, 7.779%, 1/2/12                          697            328,265
--------------------------------------------------------------------------------------------
                                                                             $    18,411,049
--------------------------------------------------------------------------------------------

APPAREL -- 2.4%

GFSI, Inc., Sr. Sub. Notes, Series B,
9.625%, 3/1/07                                            $         1,305    $     1,285,425
J Crew Operating Corp., Sr. Sub. Notes,
10.375%, 10/15/07                                                   6,350          6,556,375
Levi Strauss & Co., 7.00%, 11/1/06                                  4,805          4,726,919
Levi Strauss & Co., Sr. Notes, 11.625%, 1/15/08                     4,055          4,156,375
Perry Ellis International, Inc., Sr. Sub. Notes,
8.875%, 9/15/13                                                     1,965          2,112,375
Phillips Van-Heusen, Sr. Notes, 7.25%, 2/15/11(4)                   1,350          1,420,875
Phillips Van-Heusen, Sr. Notes, 8.125%, 5/1/13                      3,615          3,940,350
William Carter, Series B, 10.875%, 8/15/11                          5,778          6,500,250
--------------------------------------------------------------------------------------------
                                                                             $    30,698,944
--------------------------------------------------------------------------------------------

AUTO AND PARTS -- 2.2%

Dana Corp., 10.125%, 3/15/10                              $         2,190    $     2,480,175
Keystone Automotive Operations, Inc.,
Sr. Sub. Notes, 9.75%, 11/1/13                                      1,110          1,207,125
Metaldyne Corp., 11.00%, 6/15/12(4)                                 4,173          3,526,185
Metaldyne Corp., Sr. Notes, 10.00%, 11/1/13(4)                      2,285          2,193,600
Rexnord Corp., 10.125%, 12/15/12                                    1,665          1,889,775
Tenneco Automotive, Inc., Series B,
11.625%, 10/15/09                                                   7,780          8,305,150
Tenneco Automotive, Inc., Sr. Notes, Series B,
10.25%, 7/15/13                                                     3,955          4,627,350
TRW Automotive, Inc., Sr. Sub. Notes,
11.00%, 2/15/13                                                     2,142          2,559,690
United Components, Inc., Sr. Sub. Notes,
9.375%, 6/15/13                                                     1,670          1,820,300
--------------------------------------------------------------------------------------------
                                                                             $    28,609,350
--------------------------------------------------------------------------------------------

BROADCAST MEDIA -- 0.8%

Rainbow National Services, LLC, Sr. Notes,
8.75%, 9/1/12(4)                                          $         2,200    $     2,365,000
Rainbow National Services, LLC, Sr. Sub. Debs.,
10.375%, 9/1/14(4)                                                  7,875          8,623,125
--------------------------------------------------------------------------------------------
                                                                             $    10,988,125
--------------------------------------------------------------------------------------------

BROADCASTING AND CABLE -- 6.5%

Adelphia Communications, Sr. Notes,
10.25%, 11/1/06(3)                                        $         7,200    $     6,192,000
Adelphia Communications, Sr. Notes, Series B,
9.25%, 10/1/02(3)                                                   7,585          6,447,250

                        See notes to financial statements

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
BROADCASTING AND CABLE (CONTINUED)

Avalon Cable Holdings LLC, Sr. Disc. Notes,
11.875%, 12/1/08                                          $           583    $       613,549
Cablevision Systems Corp., Sr. Notes,
8.00%, 4/15/12(4)                                                     415            448,200
Century Communications, Sr. Notes,
8.75%, 10/1/07(3)                                                   1,040          1,081,600
Century Communications, Sr. Notes,
8.875%, 1/15/07(3)                                                  4,915          5,209,900
Century Communications, Sr. Notes,
9.50%, 3/1/05(3)                                                    4,745          5,077,150
Charter Communication Holdings,
Sr. Disc. Notes, 12.125%, (0% until 2007), 1/15/12                    520            308,100
Charter Communication Holdings, Sr. Notes,
10.00%, 5/15/11                                                       885            712,425
CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07                        15             16,237
CSC Holdings, Inc., Sr. Sub. Notes, 10.50%, 5/15/16                 5,540          6,357,150
Dex Media West LLC, Sr. Sub. Notes, 9.875%, 8/15/13                 6,976          8,284,000
Fisher Communications, Inc., Sr. Notes,
8.625%, 9/15/14(4)                                                  1,240          1,314,400
Insight Communications, Sr. Disc. Notes,
12.25%, (0% until 2006), 2/15/11                                   17,325         17,021,812
Kabel Deutschland GMBH, 10.625%, 7/1/14(4)                          7,785          8,758,125
LBI Media, Inc., Sr. Disc. Notes, 11.00%, 10/15/13                  2,760          2,018,250
Muzak Holdings LLC, 9.875%, 3/15/09                                   620            430,900
Muzak LLC/Muzak Finance, Sr. Notes,
10.00%, 2/15/09                                                     3,700          3,330,000
Nexstar Finance Holdings LLC, Inc., 12.00%, 4/1/08                    520            569,400
Nexstar Finance Holdings LLC, Inc., Sr. Disc. Notes,
11.375%, (0% until 2008), 4/1/13                                    6,345          4,917,375
Nextmedia Operating, Inc., 10.75%, 7/1/11                           1,650          1,858,312
Paxson Communications Corp.,
12.25%, (0% until 2006), 1/15/09                                    1,980          1,732,500
Sinclair Broadcast Group, Inc., Convertible Bond,
4.875%, 7/15/18                                                     1,275          1,144,312
--------------------------------------------------------------------------------------------
                                                                             $    83,842,947
--------------------------------------------------------------------------------------------

BUILDING AND CONSTRUCTION-MISCELLANEOUS -- 1.0%

Dayton Superior Corp., Sr. Notes, 10.75%, 9/15/08         $         1,240    $     1,326,800
Interline Brands, Inc., Sr. Sub. Notes,
11.50%, 5/15/11                                                     4,350          4,850,250
Ply Gem Industries, Inc., Sr. Sub. Notes,
9.00%, 2/15/12(4)                                                   2,135          2,140,337
Ply Gem Industries, Inc., Sr. Sub. Notes,
9.00%, 2/15/12(4)                                                   3,030          3,037,575
RMCC Acquisition Co., Sr. Sub. Notes,
9.50%, 11/1/12(4)                                                   1,880          1,917,600
--------------------------------------------------------------------------------------------
                                                                             $    13,272,562
--------------------------------------------------------------------------------------------

BUILDING MATERIALS -- 0.5%

Coleman Cable, Inc., Sr. Notes,
9.875%, 10/1/12(4)                                        $         1,325    $     1,371,375
Koppers, Inc., 9.875%, 10/15/13                                        60             68,100
Owens Corning, 7.50%, 8/1/18(3)                                     2,890          1,430,550
Owens Corning, 7.70%, 5/1/08(3)                                     2,700          1,343,250
THL Buildco (Nortek, Inc.), Sr. Sub. Notes,
8.50%, 9/1/14(4)                                                    2,670          2,843,550
--------------------------------------------------------------------------------------------
                                                                             $     7,056,825
--------------------------------------------------------------------------------------------

BUSINESS SERVICES -- 2.7%

Advanstar Communications, Inc., 10.75%, 8/15/10           $         6,120   $     6,854,400
Affinity Group, Inc., Sr. Sub. Notes, 9.00%, 2/15/12                3,815         4,101,125
ASG Consolidated, LLC/ASG Finance, Inc.,
Sr. Disc. Notes, 11.50%,
(0.00% until 2008), 11/1/11(4)                                      5,130         3,296,025
Coinmach Corp., Sr. Notes, 9.00%, 2/1/10                              810           842,400
Language Line, Inc., Sr. Sub. Notes,
11.125%, 6/15/12(4)                                                 1,740         1,870,500
Mobile Mini, Inc., 9.50%, 7/1/13                                    1,125         1,288,125
Norcross Safety Products LLC/Norcross Capital Corp.,
Sr. Sub. Notes, Series B, 9.875%, 8/15/11                           5,065         5,546,175
Synagro Technologies, Inc., Sr. Sub. Notes,
9.50%, 4/1/09                                                       1,360         1,458,600
United Rentals North America, Inc.,
6.50%, 2/15/12                                                      2,650         2,636,750
United Rentals North America, Inc., Sr. Sub. Notes,
7.00%, 2/15/14                                                      2,705         2,508,887
Vertis, Inc., Sub. Notes, 13.50%, 12/7/09(4)                        2,420         2,528,900
Williams Scotsman, Inc., Sr. Notes,
10.00%, 8/15/08                                                     1,595         1,746,525
--------------------------------------------------------------------------------------------
                                                                            $    34,678,412
--------------------------------------------------------------------------------------------

CHEMICALS -- 6.7%

Avecia Group PLC, 11.00%, 7/1/09                          $         7,160    $     6,766,200
BCP Caylux Holdings, Sr. Sub. Notes,
9.625%, 6/15/14(4)                                                  5,820          6,547,500
Borden U.S. Finance/Nova Scotia Finance, Sr. Notes,
9.00%, 7/15/14(4)                                                   2,130          2,340,337
Crystal US Holdings/US Holdings 3, LLC, Sr. Disc
Notes, 10.50%, (0.00% until 2009), 10/1/14(4)                       5,330          3,384,550
Equistar Chemical, Sr. Notes, 10.625%, 5/1/11                       3,900          4,524,000
Hercules, Inc., 11.125%, 11/15/07                                   5,300          6,439,500
Huntsman Advanced Materials, Sr. Notes,
11.00%, 7/15/10(4)                                                    735            852,600

                        See notes to financial statements

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
CHEMICALS (CONTINUED)

Huntsman International LLC, Sr. Notes,
9.875%, 3/1/09                                            $         1,960    $     2,185,400
Huntsman LLC, 11.625%, 10/15/10                                     4,085          4,835,619
IMC Global, Inc., Sr. Notes, 10.875%, 8/1/13                        6,000          7,605,000
Innophos, Inc., Sr. Sub. Notes,
8.875%, 8/15/14(4)                                                  1,335          1,445,137
Lyondell Chemical Co., 9.50%, 12/15/08                                515            563,925
Lyondell Chemical Co., 9.50%, 12/15/08                              2,665          2,918,175
Lyondell Chemical Co., Series A, 9.625%, 5/1/07                       660            727,650
Lyondell Chemical Co., Sr. Notes, 10.50%, 6/1/13                    4,680          5,545,800
Nalco Co., Sr. Sub. Notes, 8.875%, 11/15/13(4)                      3,310          3,645,137
OM Group, Inc., 9.25%, 12/15/11                                    10,260         10,785,825
Polyone Corp., Sr. Notes, 8.875%, 5/1/12                            2,770          2,970,825
Rhodia SA, Sr. Notes, 10.25%, 6/1/10                               10,015         10,916,350
Rockwood Specialties Group, Sr. Sub. Notes,
10.625%, 5/15/11                                                    1,855          2,068,325
--------------------------------------------------------------------------------------------
                                                                             $    87,067,855
--------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES -- 1.0%

UGS Corp., Sr. Sub. Notes, 10.00%, 6/1/12(4)              $        11,700    $    13,162,500
--------------------------------------------------------------------------------------------
                                                                             $    13,162,500
--------------------------------------------------------------------------------------------

CONSUMER PRODUCTS -- 0.9%
Alderwoods Group, Inc., Sr. Notes,
7.75%, 9/15/12(4)                                         $         1,320    $     1,432,200
Amscan Holdings, Inc., Sr. Sub. Notes,
8.75%, 5/1/14(4)                                                      495            499,950
Fedders North America, Inc., 9.875%, 3/1/14                         2,982          2,415,420
Jostens Holding Corp., Sr. Disc. Notes,
10.25%, 12/1/13                                                     1,380            969,450
Rayovac Corp., Sr. Sub. Notes, 8.50%, 10/1/13                         880            970,200
Riddell Bell Holdings, Sr. Sub. Notes,
8.375%, 10/1/12(4)                                                    530            549,875
Samsonite Corp., Sr. Sub. Notes, 8.875%, 6/1/11                     4,465          4,777,550
--------------------------------------------------------------------------------------------
                                                                             $    11,614,645
--------------------------------------------------------------------------------------------

CONTAINERS AND PACKAGING -- 1.9%

Crown Euro Holdings SA, 9.50%, 3/1/11                     $         1,625    $     1,860,625
Crown Euro Holdings SA, 10.875%, 3/1/13                             5,755          6,862,837
Graham Packaging Co., Sr. Notes,
8.50%, 10/15/12(4)                                                  1,060          1,118,300
Graham Packaging Co., Sr. Sub. Notes,
9.875%, 10/15/14(4)                                                 2,115          2,252,475
Intertape Polymer US, Inc., Sr. Sub. Notes,
8.50%, 8/1/14(4)                                          $         3,945    $     3,940,069
Pliant Corp., 11.125%, (0% until 2006), 6/15/09                     3,065          2,743,175
Pliant Corp., 11.125%, 9/1/09                                       2,010          2,170,800
Tekni-Plex, Inc., Series B, 12.75%, 6/15/10                           275            207,625
Tekni-Plex, Inc., Sr. Notes, 8.75%, 11/15/13(4)                     1,940          1,859,975
US Can Corp., Sr. Notes, 10.875%, 7/15/10                           1,220          1,244,400
--------------------------------------------------------------------------------------------
                                                                             $    24,260,281
--------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT -- 0.4%

Danka Business Systems, Sr. Notes,
11.00%, 6/15/10                                           $         3,125    $     3,296,875
Hexcel Corp., 9.875%, 10/1/08                                       1,090          1,226,250
Hexcel Corp., Sr. Sub. Notes, 9.75%, 1/15/09                          780            824,850
--------------------------------------------------------------------------------------------
                                                                             $     5,347,975
--------------------------------------------------------------------------------------------

ENERGY SERVICES -- 0.9%

Port Arthur Finance Corp., 12.50%, 1/15/09                $         9,402    $    11,047,162
--------------------------------------------------------------------------------------------
                                                                             $    11,047,162
--------------------------------------------------------------------------------------------

ENGINEERING -- 0.1%

Shaw Group, Inc., Sr. Notes, 10.75%, 3/15/10              $         1,475    $     1,581,937
--------------------------------------------------------------------------------------------
                                                                             $     1,581,937
--------------------------------------------------------------------------------------------

ENTERTAINMENT -- 2.6%

LCE Acquisition Corp., Sr. Sub. Notes,
9.00%, 8/1/14(4)                                          $         5,995    $     6,309,737
Marquee Holdings, Inc., Sr. Disc. Notes, 12.00%,
(0.00% until 2009), 8/15/14(4)                                      7,210          4,470,200
Marquee, Inc., Sr. Notes, 8.625%, 8/15/12(4)                        3,995          4,384,512
Royal Caribbean Cruises, Sr. Debs., 7.25%, 3/15/18                  1,570          1,715,225
Royal Caribbean Cruises, Sr. Notes, 8.75%, 2/2/11                   1,210          1,445,950
Six Flags, Inc., Sr. Notes, 8.875%, 2/1/10                          3,743          3,602,637
Six Flags, Inc., Sr. Notes, 9.625%, 6/1/14                          1,155          1,108,800
True Temper Sports, Inc., Sr. Sub. Notes,
8.375%, 9/15/11                                                       805            736,575
Universal City Development Partners, Sr. Notes,
11.75%, 4/1/10                                                      8,270          9,675,900
--------------------------------------------------------------------------------------------
                                                                             $    33,449,536
--------------------------------------------------------------------------------------------

                        See notes to financial statements

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
FOOD, BEVERAGES AND TOBACCO -- 0.2%

WH Holdings Ltd./WH Capital Corp., Sr. Notes,
9.50%, 4/1/11                                             $         2,150    $     2,365,000
--------------------------------------------------------------------------------------------
                                                                             $     2,365,000
--------------------------------------------------------------------------------------------

FOODS -- 1.4%

American Seafood Group LLC, 10.125%, 4/15/10              $         5,665    $     6,061,550
Merisant Co., Sr. Notes, 9.75%, 7/15/13(4)                          1,815          1,697,025
Michael Foods, Sr. Sub. Notes, 8.00%, 11/15/13                      1,240          1,314,400
Pinnacle Foods Holdings Corp., Sr. Sub. Notes,
8.25%, 12/1/13(4)                                                     275            261,250
Pinnacle Foods Holdings Corp., Sr. Sub. Notes,
8.25%, 12/1/13(4)                                                   1,370          1,301,500
UAP Holding Corp., Sr. Disc. Notes,
10.75%, (0% until 2008), 7/15/12(4)                                 6,370          4,904,900
United Agricultural Products, Sr. Notes,
8.25%, 12/15/11(4)                                                  1,805          1,958,425
--------------------------------------------------------------------------------------------
                                                                             $    17,499,050
--------------------------------------------------------------------------------------------

GAMING -- 1.9%

Chukchansi EDA, Sr. Notes, 14.50%, 6/15/09(4)             $         7,220    $     9,133,300
OED Corp./Diamond Jo LLC, 8.75%, 4/15/12(4)                         4,355          4,115,475
Seneca Gaming Corp., Sr. Notes, 7.25%, 5/1/12(4)                    2,860          3,031,600
Trump Holdings and Funding, Sr. Notes,
11.625%, 3/15/10                                                    7,780          8,324,600
--------------------------------------------------------------------------------------------
                                                                             $    24,604,975
--------------------------------------------------------------------------------------------

HEALTH SERVICES -- 4.5%

Ardent Health Services, Inc., Sr. Sub. Notes,
10.00%, 8/15/13                                           $         4,345    $     4,464,487
Healthsouth Corp., 7.625%, 6/1/12                                   2,715          2,647,125
Healthsouth Corp., Sr. Notes, 8.375%, 10/1/11                       6,315          6,330,787
Magellan Health Services, Inc., Sr. Notes, Series A,
9.375%, 11/15/08                                                    3,614          3,930,105
National Mentor, Inc., Sr. Sub. Notes,
9.625%, 12/1/12(4)                                                  1,580          1,627,400
National Nephrology Association, Sr. Sub. Notes,
9.00%, 11/1/11(4)                                                   1,420          1,647,200
Pacificare Health System, 10.75%, 6/1/09                            3,127          3,619,502
Quintiles Transnational Corp., Sr. Sub. Notes,
10.00%, 10/1/13                                                     8,415          9,214,425
Rotech Healthcare, Inc., 9.50%, 4/1/12                              1,575          1,724,625
Tenet Healthcare Corp., Sr. Notes, 9.875%, 7/1/14(4)                8,045          8,467,362
US Oncology, Inc., Sr. Notes, 9.00%, 8/15/12(4)                     2,665          2,891,525
US Oncology, Inc., Sr. Sub. Notes, 10.75%, 8/15/14(4)               5,315          5,819,925
Vanguard Health Holdings II, Sr. Sub. Notes,
9.00%, 10/1/14(4)                                         $         5,965    $     6,263,250
--------------------------------------------------------------------------------------------
                                                                             $    58,647,718
--------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.1%

Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14            $           745    $       810,187
--------------------------------------------------------------------------------------------
                                                                             $       810,187
--------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 0.4%

New ASAT (Finance) Ltd., Sr. Notes,
9.25%, 2/1/11(4)                                          $         2,875    $     2,530,000
Stratus Technologies, Inc., Sr. Notes,
10.375%, 12/1/08                                                    3,023          2,584,665
--------------------------------------------------------------------------------------------
                                                                             $     5,114,665
--------------------------------------------------------------------------------------------

INVESTMENT SERVICES -- 0.7%

E*Trade Financial Corp., Sr. Notes,
8.00%, 6/15/11(4)                                         $         2,875    $     3,047,500
Refco Finance Holdings, LLC, Sr. Sub. Notes,
9.00%, 8/1/12(4)                                                    6,005          6,515,425
--------------------------------------------------------------------------------------------
                                                                             $     9,562,925
--------------------------------------------------------------------------------------------

LODGING -- 0.2%

Felcor Lodging L.P., Sr. Notes, Variable Rate,
5.84%, 6/1/11(4)                                          $         1,660    $     1,722,250
Host Marriott L.P., Series I, 9.50%, 1/15/07                          315            351,225
--------------------------------------------------------------------------------------------
                                                                             $     2,073,475
--------------------------------------------------------------------------------------------

LODGING AND GAMING -- 4.0%

Ameristar Casinos, Inc., 10.75%, 2/15/09                  $         1,885    $     2,158,325
Hollywood Casino Shreveport, First Mortgage Bonds,
13.00%, 8/1/06(3)                                                   1,175          1,000,219
Inn of the Mountain Gods, Sr. Notes,
12.00%, 11/15/10                                                    4,180          4,869,700
Kerzner International Hotels, Sr. Sub. Notes,
8.875%, 8/15/11                                                     5,600          6,202,000
Majestic Star Casino LLC, 9.50%, 10/15/10                           4,365          4,528,687
MGM Grand, Inc., 6.875%, 2/6/08                                     1,345          1,471,094
MTR Gaming Group, Series B, 9.75%, 4/1/10                           2,555          2,772,175
Premier Entertainment Biloxi, LLC/Premier Finance
Biloxi Corp., 10.75%, 2/1/12(4)                                       550            588,500
Trump Atlantic City Associates, Inc.,
11.25%, 5/1/06(3)                                                   6,815          6,014,237

                        See notes to financial statements

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
LODGING AND GAMING (CONTINUED)

Venetian Casino/Las Vegas Sands,
11.00%, 6/15/10                                           $         9,140    $    10,545,275
Waterford Gaming LLC, Sr. Notes,
8.625%, 9/15/12(4)                                                 10,806         11,548,912
--------------------------------------------------------------------------------------------
                                                                             $    51,699,124
--------------------------------------------------------------------------------------------

MACHINERY -- 2.8%

Case New Holland, Inc., Sr. Notes,
9.25%, 8/1/11(4)                                          $         3,720    $     4,259,400
Dresser-Rand Group, Inc., Sr. Sub. Notes,
7.375%, 11/1/14(4)                                                  5,645          5,941,362
Flowserve Corp., 12.25%, 8/15/10                                    4,065          4,583,287
Manitowoc Co., Inc. (The), 10.50%, 8/1/12                             905          1,050,931
Milacron Escrow Corp., 11.50%, 5/15/11(4)                           5,355          5,595,975
Terex Corp., 10.375%, 4/1/11                                        7,215          8,152,950
Thermadyne Holdings Corp., Sr. Sub. Notes,
9.25%, 2/1/14                                                       6,742          6,438,610
--------------------------------------------------------------------------------------------
                                                                             $    36,022,515
--------------------------------------------------------------------------------------------

MANUFACTURING -- 3.0%

Aearo Co. I, Sr. Sub. Notes, 8.25%, 4/15/12(4)            $         1,905    $     1,981,200
Amsted Industries, Inc., Sr. Notes,
10.25%, 10/15/11(4)                                                 7,765          8,580,325
Dresser, Inc., 9.375%, 4/15/11                                      4,350          4,850,250
MAAX Corp., Sr. Sub. Notes, 9.75%, 6/15/12(4)                       1,365          1,474,200
Mueller Group, Inc., Sr. Sub. Notes,
10.00%, 5/1/12(4)                                                   2,685          2,913,225
Mueller Holdings, Inc., Disc. Notes,
14.75%, (0.00% until 2009), 4/15/14(4)                              2,325          1,499,625
Oxford Industries, Inc., Sr. Notes,
8.875%, 6/1/11(4)                                                   5,490          5,956,650
Roller Bearing Holdings Co., Sr. Disc. Notes,
13.00%, 6/15/09(4)                                                 11,485         11,772,125
Venture Holding Trust, Sr. Notes, 9.50%, 7/1/05(3)                  3,811            171,495
--------------------------------------------------------------------------------------------
                                                                             $    39,199,095
--------------------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 1.4%

Inverness Medical Innovations, Inc., Sr. Sub. Notes,
8.75%, 2/15/12(4)                                         $         3,715    $     3,845,025
Medical Device Manufacturing, Inc., Sr. Sub. Notes,
10.00%, 7/15/12(4)                                                  2,850          3,063,750
Medquest, Inc., 11.875%, 8/15/12                                    6,185          7,205,525
VWR International, Inc., Sr. Sub. Notes,
8.00%, 4/15/14(4)                                         $         3,755    $     4,046,012
--------------------------------------------------------------------------------------------
                                                                             $    18,160,312
--------------------------------------------------------------------------------------------

METALS-INDUSTRIAL -- 0.1%

General Cable Corp., Sr. Notes,
9.50%, 11/15/10                                           $         1,655    $     1,878,425
--------------------------------------------------------------------------------------------
                                                                             $     1,878,425
--------------------------------------------------------------------------------------------

METALS-STEEL -- 0.4%

Ispat Inland ULC, Sr. Notes, 9.75%, 4/1/14(4)             $         4,485    $     5,471,700
--------------------------------------------------------------------------------------------
                                                                             $     5,471,700
--------------------------------------------------------------------------------------------

MINING-COAL -- 0.1%

Alpha Natural Resources, Sr. Notes,
10.00%, 6/1/12(4)                                         $         1,665    $     1,856,475
--------------------------------------------------------------------------------------------
                                                                             $     1,856,475
--------------------------------------------------------------------------------------------

OIL AND GAS-EQUIPMENT AND SERVICES -- 5.6%

ANR Pipeline Co., 8.875%, 3/15/10                         $         1,600    $     1,804,000
Dynegy Holdings, Inc., Sr. Notes,
10.125%, 7/15/13(4)                                                10,645         12,454,650
El Paso CGP Co., Sr. Debs., 9.625%, 5/15/12                         2,880          3,146,400
El Paso Corp., Sr. Notes, 7.00%, 5/15/11                              810            818,100
Giant Industries, 8.00%, 5/15/14                                    2,845          2,980,137
Hanover Compressor Co., Sr. Notes,
8.625%, 12/15/10                                                    2,120          2,342,600
Hanover Compressor Co., Sr. Sub. Notes,
0.00%, 3/31/07                                                      7,930          6,780,150
MarkWest Energy Partners, L.P./MarkWest Energy
Finance Corp., Sr. Notes, 6.875%, 11/1/14(4)                        1,315          1,347,875
NGC Corp., Sr. Debs., 7.125%, 5/15/18                               1,075            956,750
NGC Corp., Sr. Debs., 7.625%, 10/15/26                              3,075          2,698,312
Northwest Pipeline Corp., 8.125%, 3/1/10                              825            929,156
Parker Drilling Co., Sr. Notes, 9.625%, 10/1/13                     1,615          1,804,763
Premcor Refining Group, Sr. Notes, 9.50%, 2/1/13                    5,035          5,966,475
Premcor Refining Group, Sr. Sub. Notes,
7.75%, 2/1/12                                                       1,385          1,540,813
Ram Energy, Inc., Sr. Notes, 11.50%, 2/15/08                        4,602          4,717,050
SESI, LLC, 8.875%, 5/15/11                                         11,063         12,169,300
Southern Natural Gas, 8.875%, 3/15/10                               1,200          1,357,500

                        See notes to financial statements

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
OIL AND GAS-EQUIPMENT AND SERVICES (CONTINUED)

Transmontaigne, Inc., Sr. Sub. Notes,
9.125%, 6/1/10                                            $         5,280    $     5,900,400
United Refining Co., Sr. Notes,
10.50%, 8/15/12(4)                                                  2,915          2,966,013
--------------------------------------------------------------------------------------------
                                                                             $    72,680,444
--------------------------------------------------------------------------------------------

OIL AND GAS-EXPLORATION AND PRODUCTION -- 1.1%

Belden & Blake Corp., Sr. Notes,
8.75%, 7/15/12(4)                                         $           810    $       878,850
Denbury Resources, Inc., 7.50%, 4/1/13                                135            147,150
El Paso Production Holding Co., 7.75%, 6/1/13                       2,810          2,943,475
Harvest Operations Corp., Sr. Notes,
7.875%, 10/15/11(4)                                                 4,205          4,378,456
Petrobras International Finance Co.,
7.75%, 9/15/14                                                      3,360          3,381,000
Petrobras International Finance, Sr. Notes,
9.125%, 7/2/13                                                      1,925          2,107,875
--------------------------------------------------------------------------------------------
                                                                             $    13,836,806
--------------------------------------------------------------------------------------------

PAPER AND FOREST PRODUCTS -- 2.7%

Ainsworth Lumber, Sr. Notes, 7.25%, 10/1/12(4)            $         2,650    $     2,696,375
Boise Cascade, LLC, Sr. Notes, Variable Rate,
5.005%, 10/15/12(4)                                                 1,845          1,895,738
Boise Cascade, LLC, Sr. Sub. Notes,
7.125%, 10/15/14(4)                                                 2,375          2,490,919
Caraustar Industries, Inc., Sr. Sub. Notes,
9.875%, 4/1/11                                                      5,630          6,136,700
Georgia-Pacific Corp., 9.375%, 2/1/13                               2,445          2,891,213
Georgia-Pacific Corp., 9.50%, 12/1/11                               5,330          6,662,500
Longview Fibre Co., Sr. Sub. Notes,
10.00%, 1/15/09                                                     2,495          2,750,738
MDP Acquisitions/JSG Funding PLC, Sr. Notes,
9.625%, 10/1/12                                                     4,325          4,952,125
Newark Group, Inc., Sr. Sub. Notes,
9.75%, 3/15/14(4)                                                   4,575          4,780,875
--------------------------------------------------------------------------------------------
                                                                             $    35,257,183
--------------------------------------------------------------------------------------------

PRINTING AND BUSINESS PRODUCTS -- 0.8%

Merrill Corp., Series A, (PIK), 12.00%, 5/1/09            $         1,780    $     1,896,157
Merrill Corp., Series B, (PIK), 12.00%, 5/1/09                      8,212          8,745,304
Xerox Corp., Sr. Notes, 7.125%, 6/15/10                                55             59,813
--------------------------------------------------------------------------------------------
                                                                             $    10,701,274
--------------------------------------------------------------------------------------------

PRINTING OR PUBLISHING-DIVERSIFICATION -- 1.2%

Hollinger Participation Trust, Sr. Notes, (PIK),
12.125%, 11/15/10(4)                                      $        12,990    $    15,912,995
--------------------------------------------------------------------------------------------
                                                                             $    15,912,995
--------------------------------------------------------------------------------------------

PUBLISHING -- 1.9%

Advertising Direct Solutions, Sr. Notes,
9.25%, 11/15/12(4)                                        $         1,055    $     1,106,431
American Media Operations, Inc., Series B,
10.25%, 5/1/09                                                      5,229          5,529,668
CanWest Media, Inc., Sr. Sub. Notes,
10.625%, 5/15/11                                                    5,310          6,026,850
CBD Media, Inc., Sr. Sub. Notes, 8.625%, 6/1/11                     1,615          1,699,788
Houghton Mifflin Co., Sr. Sub. Notes,
9.875%, 2/1/13                                                      3,750          4,087,500
Liberty Group Operating, 9.375%, 2/1/08                             4,065          4,115,813
Primedia, Inc., 8.875%, 5/15/11                                     2,310          2,419,725
--------------------------------------------------------------------------------------------
                                                                             $    24,985,775
--------------------------------------------------------------------------------------------

RECYCLING -- 0.1%

IMCO Recycling, Sr. Notes, 9.00%, 11/15/14(4)             $         1,315    $     1,315,000
--------------------------------------------------------------------------------------------
                                                                             $     1,315,000
--------------------------------------------------------------------------------------------

REITS -- 0.2%

CB Richard Ellis Services, Inc., Sr. Notes,
9.75%, 5/15/10                                            $         1,248    $     1,428,960
Omega Healthcare Investors, Inc., Sr. Notes,
7.00%, 4/1/14(4)                                                    1,340          1,380,200
--------------------------------------------------------------------------------------------
                                                                             $     2,809,160
--------------------------------------------------------------------------------------------

RETAIL -- 0.7%

Jafra Cosmetics International, 10.75%, 5/15/11            $         1,935    $     2,215,575
PCA LLC/PCA Finance Corp., Sr. Notes,
11.875%, 8/1/09                                                     6,511          6,218,005
--------------------------------------------------------------------------------------------
                                                                             $     8,433,580
--------------------------------------------------------------------------------------------

RETAIL-APPAREL -- 0.3%

Mothers Work, Inc., 11.25%, 8/1/10                        $         3,495    $     3,372,675
--------------------------------------------------------------------------------------------
                                                                             $     3,372,675
--------------------------------------------------------------------------------------------

                        See notes to financial statements

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
RETAIL-FOOD AND DRUG -- 1.2%

General Nutrition Centers, Sr. Sub. Notes,
8.50%, 12/1/10(4)                                         $         1,380    $     1,397,250
Jean Coutu Group, Inc., Sr. Sub. Notes,
8.50%, 8/1/14(4)                                                    9,310          9,542,750
Pierre Foods, Inc., Sr. Sub. Notes,
9.875%, 7/15/12(4)                                                  3,900          3,978,000
--------------------------------------------------------------------------------------------
                                                                             $    14,918,000
--------------------------------------------------------------------------------------------

RETAIL-SPECIALTY -- 0.2%

Home Interiors & Gifts, Inc., 10.025%, 6/1/08             $         2,620    $     2,266,300
--------------------------------------------------------------------------------------------
                                                                             $     2,266,300
--------------------------------------------------------------------------------------------

RETAIL-TRUCK STOP -- 0.2%

Petro Stopping Centers LP/Petro Financial Corp.,
Sr. Notes, 9.00%, 2/15/12                                 $         2,055    $     2,209,125
--------------------------------------------------------------------------------------------
                                                                             $     2,209,125
--------------------------------------------------------------------------------------------

SEMICONDUCTORS -- 2.0%

Advanced Micro Devices, Inc., Sr. Notes,
7.75%, 11/1/12(4)                                         $         9,745    $     9,818,088
AMI Semiconductor, Inc., Sr. Sub. Notes,
10.75%, 2/1/13                                                      2,884          3,395,910
Amkor Technologies, Inc., 5.75%, 6/1/06                             1,315          1,255,825
Amkor Technologies, Inc., Sr. Notes,
7.125%, 3/15/11                                                     1,985          1,721,988
Amkor Technologies, Inc., Sr. Notes,
7.75%, 5/15/13                                                     10,470          9,082,725
--------------------------------------------------------------------------------------------
                                                                             $    25,274,536
--------------------------------------------------------------------------------------------

SERVICES -- 0.1%

Allied Security Escrow, Sr. Sub. Notes,
11.375%, 7/15/11(4)                                       $           810    $       854,550
--------------------------------------------------------------------------------------------
                                                                             $       854,550
--------------------------------------------------------------------------------------------

SERVICES-MOVERS -- 0.3%

Amerco, Inc., 9.00%, 3/15/09                              $         3,725    $     3,948,500
--------------------------------------------------------------------------------------------
                                                                             $     3,948,500
--------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT -- 1.8%

Inmarsat Finance PLC, 7.625%, 6/30/12                     $         6,596    $     6,694,940
Nortel Networks Ltd., 4.25%, 9/1/08                                14,280         13,798,050
Nortel Networks Ltd., 6.125%, 2/15/06                     $         2,530    $     2,599,575
--------------------------------------------------------------------------------------------
                                                                             $    23,092,565
--------------------------------------------------------------------------------------------

TELECOMMUNICATIONS -- 0.4%

PanAmSat Corp., Sr. Notes, 9.00%, 8/15/14(4)              $         5,315    $     5,660,475
--------------------------------------------------------------------------------------------
                                                                             $     5,660,475
--------------------------------------------------------------------------------------------

TOBACCO -- 0.2%

North Atlantic Trading Co., Sr. Notes, 9.25%, 3/1/12      $         2,285    $     2,227,875
--------------------------------------------------------------------------------------------
                                                                             $     2,227,875
--------------------------------------------------------------------------------------------

TRANSPORTATION -- 0.7%

Horizon Lines, LLC, 9.00%, 11/1/12(4)                     $         2,835    $     3,079,519
OMI Corp., Sr. Notes, 7.625%, 12/1/13                               4,005          4,250,306
Petroleum Helicopters, Series B, 9.375%, 5/1/09                       220            238,975
Quality Distribution LLC/QD Capital Corp.,
9.00%, 11/15/10(4)                                                  1,145          1,072,006
--------------------------------------------------------------------------------------------
                                                                             $     8,640,806
--------------------------------------------------------------------------------------------

UTILITIES -- 1.7%

Illinois Power, 7.50%, 6/15/09                            $         1,760    $     2,020,017
National Waterworks, Inc., Series B, 10.50%, 12/1/12                2,925          3,297,938
Northwestern Corp., Sr. Notes, 5.875%, 11/1/14(4)                     525            544,031
NRG Energy, Inc., Sr. Notes, 8.00%, 12/15/13(4)                     5,475          6,056,719
Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10               6,490          8,209,850
Reliant Energy, Inc., 9.25%, 7/15/10                                1,200          1,338,000
--------------------------------------------------------------------------------------------
                                                                             $    21,466,555
--------------------------------------------------------------------------------------------

UTILITY-ELECTRIC POWER GENERATION -- 3.7%

AES Corp., 10.00%, 7/15/05(4)                             $         1,417    $     1,437,774
AES Corp., Sr. Notes, 8.75%, 6/15/08                                5,550          6,146,625
AES Corp., Sr. Notes, 8.75%, 5/15/13(4)                             3,535          4,100,600
AES Corp., Sr. Notes, 8.875%, 2/15/11                                 457            528,406
AES Corp., Sr. Notes, 9.00%, 5/15/15(4)                             1,585          1,854,450
AES Corp., Sr. Notes, 9.375%, 9/15/10                               3,519          4,134,825
AES Corp., Sr. Sub. Notes, 8.50%, 11/1/07                           3,305          3,412,413
AES Eastern Energy, Series 99-A, 9.00%, 1/2/17                      2,596          2,922,198
Calpine Corp., 8.75%, 7/15/13(4)                                    5,645          4,120,850
Calpine Corp., Sr. Notes, 7.625%, 4/15/06                           6,935          6,484,225
Calpine Corp., Sr. Notes, 8.25%, 8/15/05                            6,505          6,391,163
Calpine Corp., Sr. Notes, 8.50%, 7/15/10(4)                         2,205          1,631,700
Calpine Corp., Sr. Notes, 8.75%, 7/15/07                              550            396,000

                        See notes to financial statements

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
UTILITY-ELECTRIC POWER GENERATION (CONTINUED)

Calpine Corp., Sr. Notes, 10.50%, 5/15/06                 $         1,060    $     1,009,650
Mission Energy Holding Co., 13.50%, 7/15/08                         2,515          3,200,338
--------------------------------------------------------------------------------------------
                                                                             $    47,771,217
--------------------------------------------------------------------------------------------

WASTE MANAGEMENT -- 0.5%

Allied Waste Industries, Series B, 9.25%, 9/1/12          $           305    $       330,925
Waste Services, Inc., Sr. Sub. Notes,
9.50%, 4/15/14(4)                                                   6,150          5,811,750
--------------------------------------------------------------------------------------------
                                                                             $     6,142,675
--------------------------------------------------------------------------------------------

WIRELESS COMMUNICATION SERVICES -- 6.1%

AirGate PCS, Inc., Sr. Notes, Variable Rate,
5.85%, 10/15/11(4)                                        $         1,350    $     1,390,500
American Tower Corp., Sr. Notes,
9.375%, 2/1/09                                                      4,298          4,566,625
Centennial Cellular Operating Co., LLC,
Sr. Sub. Notes, 10.75%, 12/15/08                                      830            867,350
Centennial Cellular Operating Co./Centennial
Communications Corp., Sr. Notes,
10.125%, 6/15/13                                                   12,265         13,368,850
Crown Castle International Corp., Sr. Disc. Notes,
11.25%, 8/1/11                                                      1,465          1,540,081
Crown Castle International Corp., Sr. Notes,
10.75%, 8/1/11                                                        315            350,438
Dobson Cellular Systems, Inc., Variable Rate,
6.95%, 11/1/11(4)                                                   1,315          1,357,738
IWO Holdings, Inc., 14.00%, 1/15/11(3)                              7,490          3,333,050
LCI International, Inc., Sr. Notes,
7.25%, 6/15/07                                                      7,595          7,006,388
Nextel Communications, Inc., Sr. Notes,
7.375%, 8/1/15                                                        420            468,300
Nextel Partners, Inc., Sr. Notes,
12.50%, 11/15/09                                                    3,698          4,248,078
Ono Finance PLC, Sr. Notes,
14.00%, 7/15/10                                           EUR       1,840          2,598,035
Ono Finance PLC, Sr. Notes,
14.00%, 2/15/11                                                     3,672          4,241,160
Ono Finance PLC, Sr. Notes,
14.00%, 2/15/11                                           EUR       1,935          2,701,405
PTC International Finance II SA,
11.25%, 12/1/09                                           EUR       3,010          4,072,188
SBA Telecommunications, Sr. Disc. Notes,
9.75%, (0.00% until 2007), 12/15/11                                 3,170          2,686,575
Telemig Celular SA/Amazonia Celular SA,
8.75%, 1/20/09(4)                                                   2,030          2,030,000
TSI Telecommunication, Series B, 12.75%, 2/1/09           $         1,605    $     1,805,625
UbiquiTel Operating Co., Sr. Notes, 9.875%, 3/1/11                  3,335          3,626,813
US Unwired, Inc., Series B, 10.00%, 6/15/12                         4,655          5,062,313
Western Wireless Corp., Sr. Notes, 9.25%, 7/15/13                  10,310         11,031,700
--------------------------------------------------------------------------------------------
                                                                             $    78,353,212
--------------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS -- 1.0%

Alamosa Delaware, Inc., Sr. Disc. Notes,
12.00%, (0.00% until 2005), 7/31/09                       $         1,625    $     1,738,750
Alamosa Delaware, Inc., Sr. Notes,
8.50%, 1/31/12                                                      2,105          2,241,825
Alamosa Delaware, Inc., Sr. Notes,
11.00%, 7/31/10                                                     2,790          3,278,250
New Skies Satellites NV, Sr. Notes, Variable Rate,
7.438%, 11/1/11(4)                                                  2,525          2,569,188
New Skies Satellites NV, Sr. Sub. Notes,
9.125%, 11/1/12(4)                                                  3,365          3,457,538
--------------------------------------------------------------------------------------------
                                                                             $    13,285,551
--------------------------------------------------------------------------------------------

WIRELINE COMMUNICATION SERVICES -- 1.0%

Qwest Capital Funding, Inc., 7.00%, 8/3/09                $         1,160    $     1,110,700
Qwest Capital Funding, Inc., 7.75%, 8/15/06                         1,885          1,946,263
Qwest Capital Funding, Inc., 7.90%, 8/15/10                           880            855,800
Qwest Services Corp., 14.00%, 12/15/10(4)                           7,290          8,693,325
U.S. West Communications, Debs.,
7.20%, 11/10/26                                                       585            523,575
--------------------------------------------------------------------------------------------
                                                                             $    13,129,663
--------------------------------------------------------------------------------------------

TOTAL CORPORATE BONDS & NOTES
   (IDENTIFIED COST $1,084,269,500)                                          $ 1,151,304,368
--------------------------------------------------------------------------------------------

CONVERTIBLE BONDS-- 0.2%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
Kerzner International Ltd., 2.375%, 4/15/24(4)            $         2,720    $     2,900,200
--------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
   (IDENTIFIED COST, $2,720,000)                                             $     2,900,200
--------------------------------------------------------------------------------------------

                        See notes to financial statements

COMMON STOCKS -- 1.0%

SECURITY                                                      SHARES         VALUE
--------------------------------------------------------------------------------------------
BROADCASTING AND CABLE -- 0.5%

Telewest Global, Inc.(5)                                          454,409    $     5,589,231
--------------------------------------------------------------------------------------------
                                                                             $     5,589,231
--------------------------------------------------------------------------------------------

CHEMICALS -- 0.0%

Texas Petrochemicals, Inc.(5)(6)                                   31,074    $       321,616
--------------------------------------------------------------------------------------------
                                                                             $       321,616
--------------------------------------------------------------------------------------------

LODGING AND GAMING -- 0.0%

Peninsula Gaming LLC, Convertible Preferred
Membership Interests(5)(7)                                         25,351    $       152,107
--------------------------------------------------------------------------------------------
                                                                             $       152,107
--------------------------------------------------------------------------------------------

WIRELESS COMMUNICATION SERVICES -- 0.5%

Crown Castle International Corp.(5)                                26,415    $       404,413
NTL, Inc.(5)                                                       85,015          5,654,348
--------------------------------------------------------------------------------------------
                                                                             $     6,058,761
--------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $10,625,118)                                             $    12,121,715
--------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 0.9%

SECURITY                                                      SHARES         VALUE
--------------------------------------------------------------------------------------------
OIL AND GAS-EQUIPMENT AND SERVICES -- 0.3%

Chesapeake Energy Corp.                                            11,225    $     1,310,518
Williams Holdings of Delaware(4)                                   45,592          3,316,818
--------------------------------------------------------------------------------------------
                                                                             $     4,627,336
--------------------------------------------------------------------------------------------

WIRELESS COMMUNICATION SERVICES -- 0.6%

Crown Castle International Corp., (PIK)                           152,605    $     7,286,889
--------------------------------------------------------------------------------------------
                                                                             $     7,286,889
--------------------------------------------------------------------------------------------

TOTAL CONVERTIBLE PREFERRED STOCKS
   (IDENTIFIED COST $10,133,153)                                             $    11,914,225
--------------------------------------------------------------------------------------------

WARRANTS -- 0.1%

SECURITY                                                      SHARES         VALUE
--------------------------------------------------------------------------------------------
EXERCISE EQUIPMENT -- 0.0%

HF Holdings, Inc., Exp. 9/27/09(5)(6)                              13,600    $             0
--------------------------------------------------------------------------------------------
                                                                             $             0
--------------------------------------------------------------------------------------------

MANUFACTURING -- 0.0%

Mueller Holdings, Inc., Exp. 4/15/14(4)(5)                          2,325    $       140,663
--------------------------------------------------------------------------------------------
                                                                             $       140,663
--------------------------------------------------------------------------------------------

PRINTING AND BUSINESS PRODUCTS -- 0.0%

Merrill Corp., Class A, Exp. 1/1/10(5)(6)                           9,547    $             0
--------------------------------------------------------------------------------------------
                                                                             $             0
--------------------------------------------------------------------------------------------

RESTAURANTS -- 0.0%

New World Coffee, Exp. 6/15/06(5)(7)                                1,244    $            13
--------------------------------------------------------------------------------------------
                                                                             $            13
--------------------------------------------------------------------------------------------

SEMICONDUCTORS -- 0.0%

Asat Finance, Exp. 11/1/06(4)(5)(6)                                 5,660    $        13,131
--------------------------------------------------------------------------------------------
                                                                             $        13,131
--------------------------------------------------------------------------------------------

TRANSPORTATION -- 0.0%

Quality Distribution, Inc., Exp.1/15/07(5)(6)                       3,266    $        13,652
--------------------------------------------------------------------------------------------
                                                                             $        13,652
--------------------------------------------------------------------------------------------

WIRELESS COMMUNICATION SERVICES -- 0.1%

American Tower Corp., Exp. 8/1/08(4)(5)                             5,070    $     1,067,235
Ono Finance PLC, Exp. 3/16/11(4)(5)(6)                              3,370                  0
Ono Finance PLC, Exp. 5/31/09(5)(6)                                 9,690                  0
Ono Finance PLC, Exp. 5/31/09(5)(6)                                 3,390                  0
--------------------------------------------------------------------------------------------
                                                                             $     1,067,235
--------------------------------------------------------------------------------------------

TOTAL WARRANTS
   (IDENTIFIED COST $1,182,468)                                              $     1,234,694
--------------------------------------------------------------------------------------------

                        See notes to financial statements

COMMERCIAL PAPER -- 6.0%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
Barton Capital Corp., 1.77%, 11/3/04                      $        25,000    $    24,997,542
Cafco LLC, 1.82%, 11/22/04                                         25,000         24,973,458
General Electric Capital Corp., 1.77%, 11/2/04                     26,710         26,707,373
--------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
   (AT AMORTIZED COST, $ 76,678,373)                                         $    76,678,373
--------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.5%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
Investors Bank and Trust Company Time Deposit,
1.88%, 11/1/04                                            $        19,793    $    19,793,000
--------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $19,793,000)                                          $    19,793,000
--------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 99.2%
   (IDENTIFIED COST $1,211,222,741)                                          $ 1,281,202,972
--------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 0.8%                                       $    10,769,647
--------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                         $ 1,291,972,619
--------------------------------------------------------------------------------------------

Note: The Portfolio has made commitments to fund specified amounts under certain existing credit arrangements. Pursuant to the terms of those arrangements, the Portfolio had unfunded loan commitments of $16,000,000 as of October 31, 2004.

EUR - Euro

PIK - Payment In Kind.

(1) Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the Senior Loan facility.

(2) Interest rates are periodically predetermined by a reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks or (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR).

(3)  Defaulted security.

(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, the aggregate value of the securities is $ 397,383,549 or 30.8% of the Portfolio's net assets.

(5)  Non-income producing security.

(6) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(7)  Restricted security.

                        See notes to financial statements

HIGH INCOME PORTFOLIO as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $1,211,222,741)                       $      1,281,202,972
Receivable for investments sold                                                         17,494,411
Interest and dividends receivable                                                       26,238,673
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $      1,324,936,056
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                             $         32,843,770
Due to bank                                                                                 17,092
Payable for open forward foreign currency contracts                                          7,179
Payable to affiliate for Trustees' fees                                                      1,698
Accrued expenses                                                                            93,698
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $         32,963,437
--------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                     $      1,291,972,619
--------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                       $      1,221,966,322
Net unrealized appreciation (computed on the basis of identified cost)                  70,006,297
--------------------------------------------------------------------------------------------------
TOTAL                                                                         $      1,291,972,619
--------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Interest                                                                      $        109,852,320
Dividends                                                                                1,827,686
Miscellaneous                                                                            1,056,359
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                       $        112,736,365
--------------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                        $          6,712,303
Trustees' fees and expenses                                                                 24,784
Custodian fee                                                                              338,359
Legal and accounting services                                                               73,434
Miscellaneous                                                                               37,822
--------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                $          7,186,702
--------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                                 $              1,700
--------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                      $              1,700
--------------------------------------------------------------------------------------------------

NET EXPENSES                                                                  $          7,185,002
--------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                         $        105,551,363
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                            $         13,564,417
   Foreign currency and forward foreign currency exchange
      contract transactions                                                               (317,822)
--------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                             $         13,246,595
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                        $         27,587,847
   Foreign currency and forward foreign currency exchange contracts                        (50,989)
--------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          $         27,536,858
--------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                              $         40,783,453
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $        146,334,816
--------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                           YEAR ENDED              YEAR ENDED
IN NET ASSETS                                                                 OCTOBER 31, 2004        OCTOBER 31, 2003
--------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                                      $        105,551,363    $        103,905,446
   Net realized gain from investments,
        foreign currency and forward
        foreign currency exchange
        contract transactions                                                           13,246,595              26,267,616
   Net change in unrealized
        appreciation (depreciation) from
        investments, foreign currency and
        forward foreign currency
        exchange contracts                                                              27,536,858             174,501,253
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $        146,334,816    $        304,674,315
--------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                                              $        289,846,419    $        225,082,542
   Withdrawals                                                                        (308,251,669)           (255,366,876)
--------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                                       $        (18,405,250)   $        (30,284,334)
--------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                                    $        127,929,566    $        274,389,981
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                          $      1,164,043,053    $        889,653,072
--------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                                $      1,291,972,619    $      1,164,043,053
--------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                            YEAR ENDED OCTOBER 31,
                                                          ----------------------------------------------------------
                                                          2004               2003                  2002(1)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                          0.59%              0.66%                   0.64%
   Expenses after custodian fee reduction                            0.59%              0.66%                   0.64%
   Net investment income                                             8.61%             10.04%                  10.38%
Portfolio Turnover                                                     80%               122%                     88%
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                     12.79%             34.76%                  (4.36)%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S OMITTED)                 $     1,291,973    $     1,164,043       $         889,653
--------------------------------------------------------------------------------------------------------------------

                                                                YEAR ENDED OCTOBER 31,             YEAR ENDED
                                                          ----------------------------------       MARCH 31,
                                                          2001               2000(2)               2000
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                          0.67%              0.67%(3)                0.64%
   Expenses after custodian fee reduction                            0.67%              0.67%(3)                0.64%
   Net investment income                                            11.96%             11.46%(3)               10.54%
Portfolio Turnover                                                     83%                41%                    113%
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                        --                 --                      --
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S OMITTED)                 $     1,186,751    $     1,163,806       $       1,184,998
--------------------------------------------------------------------------------------------------------------------

(1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from 10.59% to 10.38%. Ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2)  For the seven-month period ended October 31, 2000.
(3)  Annualized.
(4) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

HIGH INCOME PORTFOLIO as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     High Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004 Eaton Vance High Income Fund, Eaton Vance Floating-Rate High Income Fund and Eaton Vance Strategic Income Fund held an approximate 68.3%, 19.8% and 5.6% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATIONS -- Investments listed on securities exchanges are valued at closing sale prices. Investments listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. The Portfolio also invests in interests in senior floating rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR) a wholly owned subsidiary of Eaton Vance Management
     (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by section 2(a)(41).

     B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Dividend income is recorded on ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

     C INCOME TAXES -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

     E FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

     F FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     G FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

     H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimates.

     I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

     J OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment adviser fee is earned by BMR, a wholly-owned subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended October 31, 2004, the fee was equivalent to 0.55% of the Portfolio's average daily net assets and amounted to $6,712,303. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

3    INVESTMENTS

     The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $934,733,398 and $938,635,665, respectively, for the year ended October 31, 2004.

4    LINE OF CREDIT

     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

5    OVERDRAFT ADVANCES

     Pursuant to the custodian agreement between the Portfolio and Investors Bank & Trust (the Bank), the Bank may in its discretion advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft by the Portfolio, the Portfolio is obligated to repay the Bank at the current rate of interest charged by the Bank for secured loans (currently, a rate above the federal funds rate). This obligation is payable on demand to the Bank. At October 31, 2004, the Portfolio's payment due to the Bank pursuant to the foregoing arrangement was $17,092.

6    FINANCIAL INSTRUMENTS

     The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2004 is as follows:

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
    ----------------------------------------------------------------------------
    SALES
    ----------------------------------------------------------------------------
                                         IN EXCHANGE FOR        NET UNREALIZED
    SETTLEMENT DATE(S)     DELIVER       (IN U.S. DOLLARS)      DEPRECIATION
    ----------------------------------------------------------------------------
    11/29/04               Euro
                           7,621,26      $       9,686,630      $         (7,179)
    ----------------------------------------------------------------------------
                                         $       9,686,630      $         (7,179)
    ----------------------------------------------------------------------------

     At October 31, 2004, the Portfolio had sufficient cash and/or securities to cover any commitments under these contracts.

7    FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

     The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004 as computed on a federal income tax basis, were as follows:

     AGGREGATE COST                      $   1,213,847,961
     -----------------------------------------------------
     Gross unrealized appreciation       $      89,941,174
     Gross unrealized depreciation             (22,586,163)
     -----------------------------------------------------
     NET UNREALIZED APPRECIATION         $      67,355,011
     -----------------------------------------------------

8    RESTRICTED SECURITIES

     At October 31, 2004, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                                    DATE OF
     DESCRIPTION                    ACQUISITION   SHARES/FACE   COST    FAIR VALUE
     -----------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS
     -----------------------------------------------------------------------------
     New World Coffee,
       Warrants, Exp.
       6/15/06                      9/15/02 -        1,244      $    0  $       13
                                    7/15/02
                                    9/30/02

     Peninsula Gaming LLC,
       Convertible Preferred
       Membership Interests         7/08/99         25,351           0     152,107
     -----------------------------------------------------------------------------
                                                                $    0  $  152,120
     -----------------------------------------------------------------------------

HIGH INCOME PORTFOLIO as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS
OF HIGH INCOME PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Income Portfolio (the Portfolio) as of October 31, 2004 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the years in the five year period then ended, and the period ended March 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2004 by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the High Income Portfolio at October 31, 2004, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE HIGH INCOME FUND as of October 31, 2004
FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the federal tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

EATON VANCE HIGH INCOME FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                                      POSITION(S)             TERM OF
                                       WITH THE              OFFICE AND
   NAME AND                         TRUST AND THE            LENGTH OF                        PRINCIPAL OCCUPATION(S)
 DATE OF BIRTH                         PORTFOLIO              SERVICE                          DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                     Trustee       Trustee of the Trust since     Chairman, President and Chief Executive
James B. Hawkes                                        1991; of the Portfolio       Officer of BMR, EVC, EVM and EV;
11/9/41                                                      since 1992             Director of EV; Vice President and
                                                                                    Director of EVD. Trustee and/or officer
                                                                                    of 192 registered investment companies
                                                                                    in the Eaton Vance Fund Complex. Mr.
                                                                                    Hawkes is an interested person because
                                                                                    of his positions with BMR, EVM, EVC and
                                                                                    EV, which are affiliates of the Trust
                                                                                    and the Portfolio.

NONINTERESTED TRUSTEE(S)
Samuel L. Hayes, III                   Trustee       Trustee of the Trust since     Jacob H. Schiff Professor of Investment
2/23/35                                                1986; of the Portfolio       Banking Emeritus, Harvard University
                                                             since 1993             Graduate School of Business
                                                                                    Administration.

William H. Park                        Trustee              Since 2003              President and Chief Executive Officer,
9/19/47                                                                             Prizm Capital Management, LLC
                                                                                    (investment management firm) (since
                                                                                    2002). Executive Vice President and
                                                                                    Chief Financial Officer, United Asset
                                                                                    Management Corporation (a holding
                                                                                    company owning institutional investment
                                                                                    management firms) (1982-2001).

Ronald A. Pearlman                     Trustee              Since 2003              Professor of Law, Georgetown University
7/10/40                                                                             Law Center (since 1999). Tax Partner
                                                                                    Covington & Burling, Washington, DC
                                                                                    (1991-2000).

Norton H. Reamer                       Trustee       Trustee of the Trust since     President, Chief Executive Officer and a
9/21/35                                                1984; of the Portfolio       Director of Asset Management Finance
                                                             since 1993             Corp. (a specialty finance company
                                                                                    serving the investment management
                                                                                    industry) (since October 2003).
                                                                                    President, Unicorn Corporation (an
                                                                                    investment and financial advisory
                                                                                    services company) (since September
                                                                                    2000). Formerly, Chairman, Hellman,
                                                                                    Jordan Management Co., Inc. (an
                                                                                    investment management company)
                                                                                    (2000-2003). Formerly, Advisory Director
                                                                                    of Berkshire Capital Corporation
                                                                                    (investment banking firm) (2002-2003).
                                                                                    Formerly Chairman of the Board, United
                                                                                    Asset Management Corporation (a holding
                                                                                    company owning institutional investment
                                                                                    management firms) and Chairman,
                                                                                    President and Director, UAM Funds
                                                                                    (mutual funds) (1980-2000).

Lynn A. Stout                          Trustee              Since 1998              Professor of Law, University of
9/14/57                                                                             California at Los Angeles School of Law
                                                                                    (since July 2001). Formerly, Professor
                                                                                    of Law, Georgetown University Law
                                                                                    Center.

                                 NUMBER OF PORTFOLIOS
                                    IN FUND COMPLEX
   NAME AND                           OVERSEEN BY
 DATE OF BIRTH                         TRUSTEE(1)                      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                     192                                 Director of EVC
James B. Hawkes
11/9/41

NONINTERESTED TRUSTEE(S)
Samuel L. Hayes, III                   192                Director of Tiffany & Co. (specialty retailer) and
2/23/35                                                    Telect, Inc. (telecommunication services company)

William H. Park                        192                                      None
9/19/47

Ronald A. Pearlman                     192                                      None
7/10/40

Norton H. Reamer                       192                                      None
9/21/35

Lynn A. Stout                          192                                      None
9/14/57

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                POSITION(S)             TERM OF
                                 WITH THE              OFFICE AND
   NAME AND                    TRUST AND THE            LENGTH OF              PRINCIPAL OCCUPATION(S)
 DATE OF BIRTH                   PORTFOLIO               SERVICE               DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.        President of the Trust      Since 2002      Executive Vice President of EVM, BMR,
5/31/58                                                                EVC and EV; Chief Investment Officer of
                                                                       EVM and BMR and Director of EVC. Chief
                                                                       Executive Officer of Belair Capital Fund
                                                                       LLC, Belcrest Capital Fund LLC, Belmar
                                                                       Capital Fund LLC, Belport Capital Fund
                                                                       LLC and Belrose Capital Fund LLC
                                                                       (private investment companies sponsored
                                                                       by EVM). Officer of 55 registered
                                                                       investment companies managed by EVM or
                                                                       BMR.

William H. Ahern, Jr.        Vice President of         Since 1995      Vice President of EVM and BMR. Officer
7/28/59                          the Trust                             of 78 registered investment companies
                                                                       managed by EVM or BMR.

Thomas J. Fetter             Vice President of         Since 1997      Vice President of EVM and BMR. Officer
8/20/43                          the Trust                             of 124 registered investment companies
                                                                       managed by EVM or BMR.

Thomas P. Huggins          Vice President of the       Since 2000      Vice President of EVM and BMR. Officer
3/7/66                           Portfolio                             of 7 registered investment companies
                                                                       managed by EVM or BMR.

Michael R. Mach              Vice President of         Since 1999      Vice President of EVM and BMR.
7/15/47                          the Trust                             Previously, Managing Director and Senior
                                                                       Analyst for Robertson Stephens
                                                                       (1998-1999). Officer of 28 registered
                                                                       investment companies managed by EVM or
                                                                       BMR.

Robert B. MacIntosh          Vice President of         Since 1998      Vice President of EVM and BMR. Officer
1/22/57                          the Trust                             of 124 registered investment companies
                                                                       managed by EVM or BMR.

Duncan W. Richardson         Vice President of         Since 2001       Senior Vice President and Chief Equity
10/26/57                         the Trust                              Investment Officer of EVM and BMR.
                                                                        Officer of 44 registered investment
                                                                        companies managed by EVM or BMR.

Walter A. Row, III           Vice President of         Since 2001      Director of Equity Research and a Vice
7/20/57                          the Trust                             President of EVM and BMR. Officer of 24
                                                                       registered investment companies managed
                                                                       by EVM or BMR.

Judith A. Saryan             Vice President of         Since 2003      Vice President of EVM and BMR.
8/21/54                          the Trust                             Previously, Portfolio Manager and Equity
                                                                       Analyst for State Street Global Advisers
                                                                       (1980-1999). Officer of 27 registered
                                                                       investment companies managed by EVM or
                                                                       BMR.

Susan Schiff                 Vice President of         Since 2002      Vice President of EVM and BMR. Officer
3/13/61                          the Trust                             of 27 registered investment companies
                                                                       managed by EVM or BMR.

Michael W. Weilheimer         President of the         Since 2002(2)   Vice President of EVM and BMR. Officer
2/11/61                          Portfolio                             of 10 registered investment companies
                                                                       managed by EVM or BMR.

Alan R. Dynner                    Secretary            Since 1997      Vice President, Secretary and Chief
10/10/40                                                               Legal Officer of BMR, EVM, EVD, EV and
                                                                       EVC. Officer of 192 registered
                                                                       investment companies managed by EVM or
                                                                       BMR.

Barbara E. Campbell             Treasurer of           Since 2002(2)   Vice President of EVM and BMR. Officer
6/19/57                        the Portfolio                           of 192 registered investment companies
                                                                       managed by EVM or BMR.

James L. O'Connor          Treasurer of the Trust      Since 1989      Vice President of BMR, EVM and EVD.
4/1/45                                                                 Officer of 114 registered investment
                                                                       companies managed by EVM or BMR.

Paul M. O'Neil                     Chief               Since 2004      Vice President of EVM and BMR. Officer
7/11/53                      Compliance Officer                        of 192 registered investment companies
                                                                       managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Mr. Weilheimer served as Vice President of the Portfolio since 1995 and Ms. Campbell served as Assistant Treasurer of the Portfolio since 1993.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                   INVESTMENT ADVISER OF HIGH INCOME PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


                  ADMINISTRATOR OF EATON VANCE HIGH INCOME FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260


                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022



                          EATON VANCE HIGH INCOME FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
       CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE
      THROUGH YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY
            BEFORE YOU INVEST OR SEND MONEY. FOR FURTHER INFORMATION
                           PLEASE CALL 1-800-225-6265.

446-12/04                                                                  HISRC

              EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
               EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND
                   EATON VANCE TAX-MANAGED MID-CAP CORE FUND
               EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND
               EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                  EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND
                       EATON VANCE TAX-MANAGED VALUE FUND

                                 Supplement to
                         Prospectus dated March 1, 2005


1. The date of the Prospectus is May 30, 2005.

2. The following is added to "Management" under "Management and Organization":

The Statement of Additional Information provides information regarding the basis for the Trustees' approval of the investment advisory agreement of each Fund or Portfolio.


May 30, 2005                                                            TMCOMBPS

LOGO








              Eaton Vance Tax-Managed Equity Asset Allocation Fund
                Eaton Vance Tax-Managed International Equity Fund
                    Eaton Vance Tax-Managed Mid-Cap Core Fund
               Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
                Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
                  Eaton Vance Tax-Managed Small-Cap Value Fund
                       Eaton Vance Tax-Managed Value Fund

                Mutual funds seeking long-term, after-tax returns
                                for shareholders


                                Prospectus Dated
                                  March 1, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




       This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

TABLE OF CONTENTS

Fund Summaries............................................................... 3

    Performance Information: ................................................ 5

         Tax-Managed Equity Asset Allocation Fund............................ 5

         Tax-Managed International Equity Fund............................... 6

         Tax-Managed Mid-Cap Core Fund....................................... 7

         Tax-Managed Multi-Cap Opportunity Fund.............................. 8

         Tax-Managed Small-Cap Growth Fund 1.2 .............................. 9

         Tax-Managed Small-Cap Value Fund....................................10

         Tax-Managed Value Fund..............................................11

    Fund Fees and Expenses...................................................12

Investment Objectives & Principal Policies and Risks.........................15

Management and Organization..................................................19

Valuing Shares...............................................................21

Purchasing Shares............................................................22

Sales Charges................................................................24

Redeeming Shares.............................................................26

Shareholder Account Features.................................................26

Tax Information..............................................................28

Financial Highlights.........................................................30

    Tax-Managed Equity Asset Allocation Fund.................................30

    Tax-Managed International Equity Fund....................................31

    Tax-Managed Mid-Cap Core Fund............................................33

    Tax-Managed Multi-Cap Opportunity Fund...................................34

    Tax-Managed Small-Cap Growth Fund 1.2 ...................................36

    Tax-Managed Small-Cap Value Fund.........................................38

    Tax-Managed Value Fund...................................................39

FUND SUMMARIES

This page summarizes the investment objective, and principal strategies and risks of each Fund. Information about the performance, fees and expenses of each Fund is presented on the pages that follow.

Investment Objectives and Principal Strategies

Eaton Vance Tax-Managed Equity Asset Allocation Fund. Tax-Managed Equity Asset Allocation Fund's investment objective is to achieve long-term, after tax returns for its shareholders by investing in a combination of diversified tax-managed equity portfolios managed by Eaton Vance or its affiliates (the "Eaton Vance Tax-Managed Portfolios"). The Fund normally will invest at least 75% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in common stocks of U.S. companies. The Fund may invest up to 25% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in common stocks of small or emerging companies and up to 25% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in foreign securities. The Fund will at all times allocate its assets among at least three different Eaton Vance Tax-Managed Portfolios and normally intends to invest in all seven Tax-Managed Portfolios.

Eaton Vance Tax-Managed International Equity Fund. Tax-Managed International Equity Fund's investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of foreign equity securities. The Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. The EAFE Index is an unmanaged index of approximately 1,000 companies located in twenty countries. The Fund will invest at least 80% of its net assets in equity securities.

Eaton Vance Tax-Managed Mid-Cap Core Fund. Tax-Managed Mid-Cap Core Fund's investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of common stocks of mid-cap companies. Mid-cap companies are companies with market capitalizations within the range of capitalizations of companies included in the Standard & Poor's MidCap 400 Index. The Fund normally will invest at least 80% of its net assets in stocks of mid-cap companies. Although it invests primarily in domestic securities, the Fund may invest up to 25% of its assets in foreign securities.

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund. Tax-Managed Multi-Cap Opportunity Fund's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities. The Fund invests primarily in common stocks of growth companies that are attractive in their long-term investment prospects. Although it invests primarily in domestic securities, the Fund may invest up to 25% of its assets in foreign securities.

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2. The investment objective of Tax-Managed Small-Cap Growth Fund 1.2 is to achieve long-term, after-tax returns for its shareholders. The Fund invests in a diversified portfolio of equity securities of small-cap companies. Small-cap companies are companies with market capitalizations comparable to companies included in the Standard & Poor's SmallCap 600 Index and that have expected growth rates over the long-term that substantially exceed U.S. market averages. The Fund normally will invest at least 80% of its net assets in equity securities of small-cap companies.
Although it invests primarily in domestic companies, the Fund may invest up to 25% of its total assets in foreign securities.

Eaton Vance Tax-Managed Small-Cap Value Fund. Tax-Managed Small-Cap Value Fund's investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of value stocks of small-cap companies. Value stocks are common stocks that, in the opinion of the investment adviser, are undervalued or inexpensive relative to the overall stock market. Small-cap companies are companies with market capitalizations comparable to those of companies included in the Standard & Poor's SmallCap 600 Index. The Fund normally will invest at least 80% of its net assets in small-cap companies. Although it invests primarily in domestic securities, the Fund may invest up to 25% of its assets in foreign securities.

Eaton Vance Tax-Managed Value Fund. Tax-Managed Value Fund's investment objective is to achieve long-term, after-tax returns for its shareholders. The Fund invests in a diversified portfolio of value stocks. Value stocks are common stocks that, in the opinion of the investment adviser, are inexpensive relative to the overall stock market. Although it invests primarily in common stocks of U.S. companies, the Fund may invest up to 25% of its assets in foreign securities.

Each Fund may engage in derivative transactions (such as purchased puts, equity collars, equity swaps, covered short sales and stock index futures) to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities. Each Fund pursues its investment objective by investing its assets in one or more separate registered investment companies with the same investment objective and policies as the Fund.

Tax-Managed Investing

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, each Fund approaches its investments from the perspective of a taxpaying shareholder. Buy and sell decisions are made by balancing investment considerations and tax considerations, and taking into account the taxes payable by shareholders in connection with Fund distributions of investment income and net realized capital gains. Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

  .  purchasing stocks primarily from a long-term perspective;
  . generally maintaining low portfolio turnover of stocks with appreciated gains;
  . investing primarily in lower yielding stocks and/or stocks paying dividends that qualify for federal income taxation at long-term capital gain rates;
  . attempting to avoid net realized short-term gains and fully taxable investment income in excess of Fund expenses;
  .  when appropriate, selling stocks trading below cost to realize losses;
  .  in selling appreciated  stocks,  selecting the most tax-favored share lots;
     and
  . selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

Each Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax). The Funds seek to minimize income distributions and distributions of realized short-term gains that are taxed as ordinary income, as well as distributions of realized long-term gains (taxed as long-term capital gains). Each Fund can generally be expected to distribute a smaller percentage of returns each year than equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

Principal Risk Factors

Each Fund's shares are sensitive to stock market volatility. If there is a general decline in the value of publicly-traded stocks, the value of a Fund's shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. Each Fund seeks to minimize stock-specific risk by diversifying its holdings among many companies and industries.

In addition to general stock market risk, shares of Tax-Managed Small-Cap Growth Fund 1.2, Tax-Managed Small-Cap Value Fund and (to a lesser extent) Tax-Managed Mid-Cap Core Fund, Tax-Managed Multi-Cap Opportunity Fund and Tax-Managed Equity Asset Allocation Fund are also sensitive to factors affecting smaller and emerging companies. The securities of such companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

Because each Fund invests in foreign securities, the value of Fund shares may be affected by changes in currency exchange rates and other developments abroad. The use of derivative transactions is subject to certain limitations and may expose a Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty, or unexpected price or market movements.

No Fund is a complete investment program and you may lose money by investing. Shareholders should invest for the long-term. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              Eaton Vance Tax-Managed Equity Asset Allocation Fund

Performance Information. The following bar chart and table provide information about the performance of Tax-Managed Equity Asset Allocation Fund. The returns in the bar chart are for Class A shares for the calendar year ended December 31, 2004 and do not reflect a sales charge. If the sales charge was reflected, the return would be lower. The table below contains the Class A, Class B and Class C performance and a comparison to the performance of a broad-based, unmanaged market index of U.S. stocks. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

27.41%    12.62%    During the period from the Fund's inception through December
------    ------    31, 2004, the highest quarterly total return for Class A was
2003      2004      15.34% for the quarter  ended June 30, 2003,  and the lowest quarterly return was -4.75% for the quarter ended March 31, 2003.

Average Annual Total Return as of December 31, 2004                           One Year    Life of Fund
--------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                     6.13%        2.45%
Class A Return After Taxes on Distributions                                     6.13%        2.45%
Class A Return After Taxes on Distributions and the Sale of Class A Shares      3.98%        2.09%
Class B Return Before Taxes                                                     6.80%        2.54%
Class C Return Before Taxes                                                    10.82%        3.88%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)         11.95%        4.86%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. Class A, Class B and Class C commenced operations on March 4, 2002. Life of Fund returns are calculated from March 31, 2002. The Russell 3000 Index is a broad-based, unmanaged index of 3,000 U.S. stocks. Investors cannot invest directly in an Index. (Source for the Russell 3000 Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                Eaton Vance Tax-Managed International Equity Fund

Performance Information. The following bar chart and table provide information about the performance of Tax-Managed International Equity Fund. The returns in the bar chart are for Class A shares for each calendar year through December 31, 2004 and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains the Class A, Class B and Class C performance and a comparison to the performance of a broad-based, unmanaged market index of international stocks. Returns in the table for Class A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

45.24%   -18.62%   -31.32%   -30.88%   26.92%   16.20%
------   -------   -------   -------   ------   ------
1999     2000      2001      2002      2003     2004

During the period from the Fund's inception through December 31, 2004, the highest quarterly total return for Class A was 20.37% for the quarter ended December 31, 2001, and the lowest quarterly return was -30.71% for the quarter ended September 30, 2001.

Average Annual Total Return as of December 31, 2004                              One Year    Five Years   Life of Fund
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                        9.58%      -11.70%       -4.00%
Class A Return After Taxes on Distributions                                        9.58%      -11.59%       -3.93%
Class A Return After Taxes on Distributions and the Sale of Class A Shares         6.23%       -9.42%       -3.25%
Class B Return Before Taxes                                                       10.47%      -11.67%       -3.87%
Class C Return Before Taxes                                                       14.49%      -11.29%       -3.90%
Morgan Stanley Capital International Europe, Australasia, and Far East Index
  (reflects no deduction for fees, expenses or taxes)                             20.25%       -5.55%        3.34%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. Class A, Class B and Class C commenced operations on April 22, 1998. Life of Fund returns are calculated from April 30, 1998. The Morgan Stanley Capital International Europe, Australasia, and Far East
(EAFE) Index is a broad-based, unmanaged index of international stocks. Investors cannot invest directly in an Index. (Source for the EAFE Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from after-tax returns presented for Class A shares. After-tax returns reflect foreign tax credits passed by the Fund to shareholders during the periods. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                    Eaton Vance Tax-Managed Mid-Cap Core Fund

Performance Information. The following bar chart and table provide information about the performance of Tax-Managed Mid-Cap Core Fund. The returns in the bar chart are for Class A shares for the calendar year ended December 31, 2004 and do not reflect a sales charge. If the sales charge was reflected, the return would be lower. The table below contains the Class A, Class B and Class C performance and a comparison to the performance of a broad-based, unmanaged market index commonly used to measure mid-cap stock performance. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

27.30%   10.05%     During the period from the Fund's inception through December
------   ------     31, 2004, the highest quarterly total return for Class A was
2003     2004       14.73% for the quarter  ended June 30, 2003,  and the lowest quarterly return was -3.00% for the quarter ended March 31, 2003.

Average Annual Total Return as of December 31, 2004                                           One Year    Life of Fund
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                     3.75%        3.70%
Class A Return After Taxes on Distributions                                                     3.75%        3.70%
Class A Return After Taxes on Distributions and the Sale of Class A Shares                      2.44%        3.16%
Class B Return Before Taxes                                                                     4.17%        3.80%
Class C Return Before Taxes                                                                     8.27%        5.14%
Standard & Poor's MidCap 400 Index (reflects no deduction for fees, expenses or taxes)         16.48%        8.94%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. Class A, Class B and Class C commenced operations on March 4, 2002. Life of Fund returns are calculated from March 31, 2002. The Standard & Poor's MidCap 400 Index is a broad-based, unmanaged index commonly used to measure U.S. mid-cap stock performance. Investors cannot invest directly in an Index. (Source for the S&P MidCap 400 Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

               Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

Performance Information. The following bar chart and table provide information about the performance of Tax-Managed Multi-Cap Opportunity Fund. The returns in the bar chart are for Class A shares for the calendar years through December 31, 2004 and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table below contains the Class A, Class B and Class C performance and a comparison to the performance of a broad-based, unmanaged market index of common stocks. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

-8.78%   -25.26%   37.40%   15.02%
------   -------   ------   ------
 2001      2002     2003      2004
During the period from the Fund's inception through December 31, 2004, the highest quarterly total return for Class A was 26.07% for the quarter ended June 30, 2003, and the lowest quarterly return was -23.02% for the quarter ended September 30, 2001.

Average Annual Total Return as of December 31, 2004                           One Year     Life of Fund
------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                     8.36%          1.62%
Class A Return After Taxes on Distributions                                     8.36%          1.62%
Class A Return After Taxes on Distributions and the Sale of Class A Shares      5.43%          1.39%
Class B Return Before Taxes                                                     9.17%          0.31%
Class C Return Before Taxes                                                    13.03%          0.78%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)              10.87%         -2.45%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. Class A commenced operations on June 30, 2000, Class B and Class C commenced operations on July 10, 2000. Life of Fund returns are calculated from June 30, 2000 for Class A and from July 31, 2000 for Class B and Class C. The Standard & Poor's 500 Composite Index is a broad-based, unmanaged market index of common stocks. Investors cannot invest directly in an Index. (Source for the S&P 500 Composite Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2

Performance Information. The following bar chart and table provide information about the performance of Tax-Managed Small-Cap Growth Fund 1.2. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table below contains the Class A, Class B and Class C performance and a comparison to the performance of two indices of domestic small capitalization stocks. Returns in the table for Class A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

The returns in the bar chart and the table are for each calendar year through December 31, 2004. The performance for the period prior to March 1, 2001 is that of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 ("TMSG1.1"), another mutual fund that, like the Fund, invests in Tax-Managed Small-Cap Growth Portfolio. The returns are not adjusted to reflect differences in expenses between TMSG1.1 and the Fund. If such an adjustment were made, the returns would be lower.

11.91%   46.42%  -10.87%   -23.93%   -31.46%   29.63%   3.85%
------   ------  -------   -------   -------   ------   -----
1998     1999    2000      2001      2002      2003     2004

During the period from the Fund's inception through December 31, 2004, the highest quarterly total return was 32.66% for the quarter ended December 31, 1999 and the lowest quarterly return was -28.77% for the quarter ended September 30, 2001.

Average Annual Total Return as of December 31, 2004                                         One Year    Five Years   Life of Fund
-----------------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                  -2.11%      -10.03%        -0.56%
Class A Return After Taxes on Distributions                                                  -2.11%      -10.03%        -0.56%
Class A Return After Taxes on Distributions and the Sale of Class A Shares                   -1.37%       -8.22%        -0.48%
Class B Return Before Taxes                                                                  -1.96%       -9.98%        -0.50%
Class C Return Before Taxes                                                                  -1.92%       -9.64%        -0.58%
Standard & Poor's SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)     22.65%       11.60%         8.93%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)                18.33%        6.61%         6.44%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. Class A of TMSG1.1 commenced operations on September 25, 1997 and Class B and Class C commenced operations on September 29, 1997. Life of Fund returns are calculated from September 30, 1997. The Standard & Poor's SmallCap 600 Index is a broad-based, unmanaged market index of 600 small capitalization stocks trading in the U.S. The Russell 2000 Growth Index, a market capitalization weighted index of 2,000 small company stocks. Investors cannot invest directly in an Index. (Source for the S&P SmallCap 600
Index: Lipper Inc.; Source for the Russell 2000 Growth Index: Thomson Financial)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                  Eaton Vance Tax-Managed Small-Cap Value Fund

Performance Information. The following bar chart and table provide information about the performance of Tax-Managed Small-Cap Value Fund. The returns in the bar chart are for Class A shares for the calendar year ended December 31, 2004 and do not reflect a sales charge. If the sales charge was reflected, the return would be lower. The table below contains the Class A, Class B and Class C performance and a comparison to the performance of a broad-based, unmanaged market index of small capitalization stocks. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

32.89%    19.08%    During the period from the Fund's inception through December
------    ------    31, 2004, the highest quarterly total return for Class A was
2003      2004      13.88% for the quarter  ended June 30, 2003,  and the lowest quarterly return was -2.66% for the quarter ended March 31, 2003.

Average Annual Total Return as of December 31, 2004                                          One Year    Life of Fund
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                   12.26%         8.88%
Class A Return After Taxes on Distributions                                                   12.26%         8.88%
Class A Return After Taxes on Distributions and the Sale of Class A Shares                     7.97%         7.63%
Class B Return Before Taxes                                                                   13.33%         9.22%
Class C Return Before Taxes                                                                   17.31%        10.51%
Standard & Poor's SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)      22.65%        11.74%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. Class A, Class B and Class C commenced operations on March 4, 2002. Life of Fund returns are calculated from March 31, 2002. The Standard & Poor's SmallCap 600 Index is a broad-based, unmanaged market index of small-capitalization stocks. Investors cannot invest directly in an Index. (Source for the S&P SmallCap 600 Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                       Eaton Vance Tax-Managed Value Fund

Performance Information. The following bar chart and table provide information about the performance of Tax-Managed Value Fund. The returns in the bar chart are for Class A shares for the calendar years through December 31, 2004 and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table below contains the Class A, Class B and Class C performance and a comparison to the performance of two broad-based, unmanaged indices of domestic equity stocks. Returns in the table for Class A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

24.73%  0.95%   -16.16%   23.69%   14.68%
------  -----   -------   ------   ------
2000    2001    2002      2003     2004

During the period from the Fund's inception through December 31, 2004, the highest quarterly total return for Class A was 13.74% for the quarter ended June 30, 2003, and the lowest quarterly return was -15.99% for the quarter ended September 30, 2002.

Average Annual Total Return as of December 31, 2004                            One Year   Five Years   Life of Fund
---------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                     8.09%       7.13%        7.13%
Class A Return After Taxes on Distributions                                     7.95%       7.07%        7.07%
Class A Return After Taxes on Distributions and the Sale of Class A Shares      5.45%       6.17%        6.17%
Class B Return Before Taxes                                                     8.84%        N/A         8.24%
Class C Return Before Taxes                                                    12.82%        N/A         8.44%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)   11.40%      -1.76%       -1.76%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)              10.87%      -2.27%       -2.27%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. Class A commenced operations on December 27, 1999, Class B commenced operations on January 17, 2000 and Class C commenced operations on January 24, 2000. Life of Fund returns are calculated from December 31, 1999 for Class A and from January 31, 2000 for Class B and Class C. The Fund's benchmark is the Russell 1000 Value Index ("Russell 1000"), a broad-based, unmanaged index of value stocks. The S&P 500 Index, a broad-based unmanaged market index of common stocks, is also included as a measure of U.S. stock market performance. Investors cannot invest directly in an Index. (Source for the S&P 500 and the Russell 1000: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees (fees paid directly from your investment)

                                                                                    Class A     Class B     Class C
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)                      5.75%       None        None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset
   value at time of purchase or time of redemption)                                  None        5.00%       1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                      None        None        None
Redemption Fee (as a percentage of amount redeemed)(1)                               1.00%       None        None
Exchange Fee                                                                         None        None        None

Annual Fund Operating Expenses (expenses that are deducted from Fund and Portfolio assets)

                                                                                                                       Total
                                                                                 Distribution and                   Annual Fund
                                                                     Management   Service (12b-1)      Other         Operating
                                                                        Fees            Fees         Expenses(2)      Expenses
------------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Equity Asset Allocation Fund        Class A shares          0.95%            n/a            0.51%           1.46%
                                                Class B shares          0.95%           1.00%           0.26%           2.21%
                                                Class C shares          0.95%           1.00%           0.26%           2.21%
Tax-Managed International Equity Fund           Class A shares          1.00%            n/a            1.08%           2.08%
                                                Class B shares          1.00%           1.00%           0.83%           2.83%
                                                Class C shares          1.00%           1.00%           0.83%           2.83%
Tax-Managed Mid-Cap Core Fund(3)                Class A shares          0.95%            n/a            0.97%           1.92%
                                                Class B shares          0.95%           1.00%           0.72%           2.67%
                                                Class C shares          0.95%           1.00%           0.72%           2.67%
Tax-Managed Multi-Cap Opportunity Fund          Class A shares          0.65%            n/a            0.88%           1.53%
                                                Class B shares          0.65%           1.00%           0.63%           2.28%
                                                Class C shares          0.65%           1.00%           0.63%           2.28%
Tax-Managed Small-Cap Growth Fund 1.2(4)        Class A shares         0.775%            n/a           0.895%           1.67%
                                                Class B shares         0.775%           1.00%          0.645%           2.42%
                                                Class C shares         0.775%           1.00%          0.645%           2.42%
Tax-Managed Small-Cap Value Fund(5)             Class A shares          1.15%            n/a            0.95%           2.10%
                                                Class B shares          1.15%           1.00%           0.70%           2.85%
                                                Class C shares          1.15%           1.00%           0.70%           2.85%
Tax-Managed Value Fund                          Class A shares          0.79%            n/a            0.43%           1.22%
                                                Class B shares          0.79%           1.00%           0.18%           1.97%
                                                Class C shares          0.79%           1.00%           0.18%           1.97%

(1) Class A shares of Tax-Managed International Equity Fund, are subject to a redemption fee if they are redeemed or exchanged within three months of the settlement of the purchase.
(2) Other expenses for Class A includes a 0.25% service fee paid pursuant to a Service Plan.
(3) During the fiscal year ended October 31, 2004, Total Annual Fund Operating Expenses were 1.70% for Class A and 2.45% for Class B and Class C because certain Fund expenses were allocated to the Fund's Administrator. These allocations could be discontinued at any time.
(4) During the fiscal year ended October 31, 2004, Total Annual Fund Operating Expenses were 1.65% for Class A and 2.40% for Class B and Class C because certain Fund expenses were allocated to the Fund's Administrator. These allocations could be discontinued at any time.
(5) During the fiscal year ended October 31, 2004, Total Annual Fund Operating Expenses were 1.75% for Class A and 2.50% for Class B and Class C because certain Fund expenses were allocated to the Fund's Administrator. These allocations could be discontinued at any time.

Example. These Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                               1 Year       3 Years      5 Years      10 Years
--------------------------------------------------------------------------------------------------------------------
Tax-Managed Equity Asset Allocation Fund    Class A shares      $715         $1,010       $1,327       $2,221
                                            Class B shares*     $724         $1,091       $1,385       $2,355
                                            Class C shares      $324         $  691       $1,185       $2,544
Tax-Managed International Equity Fund       Class A shares      $774**       $1,189       $1,629       $2,847
                                            Class B shares*     $786         $1,277       $1,694       $2,979
                                            Class C shares      $386         $  877       $1,494       $3,157
Tax-Managed Mid-Cap Core Fund               Class A shares      $759         $1,143       $1,552       $2,689
                                            Class B shares*     $770         $1,229       $1,615       $2,822
                                            Class C shares      $370         $  829       $1,415       $3,003
Tax-Managed Multi-Cap Opportunity Fund      Class A shares      $722         $1,031       $1,361       $2,294
                                            Class B shares*     $731         $1,112       $1,420       $2,427
                                            Class C shares      $331         $  712       $1,220       $2,615
Tax-Managed Small-Cap Growth Fund 1.2       Class A shares      $735         $1,071       $1,430       $2,438
                                            Class B shares*     $745         $1,155       $1,491       $2,571
                                            Class C shares      $345         $  755       $1,291       $2,756
Tax-Managed Small-Cap Value Fund            Class A shares      $776         $1,195       $1,639       $2,866
                                            Class B shares*     $788         $1,283       $1,704       $2,998
                                            Class C shares      $388         $  883       $1,504       $3,176
Tax-Managed Value Fund                      Class A shares      $692         $  940       $1,207       $1,967
                                            Class B shares*     $700         $1,018       $1,262       $2,102
                                            Class C shares      $300         $  618       $1,062       $2,296

* Reflects the expenses of Class A after eight years because these shares generally convert to Class A after eight years.
** Due to the redemption fee, the cost of investing for one year would be $100 higher for Tax-Managed International Equity Fund shares redeemed or exchanged within three months of the settlement of purchase.

You would pay the following expenses if you did not redeem your shares:

                                                               1 Year       3 Years      5 Years      10 Years
--------------------------------------------------------------------------------------------------------------------
Tax-Managed Equity Asset Allocation Fund    Class A shares      $715         $1,010       $1,327       $2,221
                                            Class B shares*     $224         $  691       $1,185       $2,355
                                            Class C shares      $224         $  691       $1,185       $2,544
Tax-Managed International Equity Fund       Class A shares      $774         $1,189       $1,629       $2,847
                                            Class B shares*     $286         $  877       $1,494       $2,979
                                            Class C shares      $286         $  877       $1,494       $3,157
Tax-Managed Mid-Cap Core Fund               Class A shares      $759         $1,143       $1,552       $2,689
                                            Class B shares*     $270         $  829       $1,415       $2,822
                                            Class C shares      $270         $  829       $1,415       $3,003
Tax-Managed Multi-Cap Opportunity Fund      Class A shares      $722         $1,031       $1,361       $2,294
                                            Class B shares*     $231         $  712       $1,220       $2,427
                                            Class C shares      $231         $  712       $1,220       $2,615
Tax-Managed Small-Cap Growth Fund 1.2       Class A shares      $735         $1,071       $1,430       $2,438
                                            Class B shares*     $245         $  755       $1,291       $2,571
                                            Class C shares      $245         $  755       $1,291       $2,756
Tax-Managed Small-Cap Value Fund            Class A shares      $776         $1,195       $1,639       $2,866
                                            Class B shares*     $288         $  883       $1,504       $2,998
                                            Class C shares      $288         $  883       $1,504       $3,176
Tax-Managed Value Fund                      Class A shares      $692         $  940       $1,207       $1,967
                                            Class B shares*     $200         $  618       $1,062       $2,102
                                            Class C shares      $200         $  618       $1,062       $2,296

* Reflects the expenses of Class A after eight years because these shares generally convert to Class A after eight years.

INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS

Tax-Managed Equity Asset Allocation Fund. The investment objective of Tax-Managed Equity Asset Allocation Fund is to achieve long-term, after tax returns for its shareholders by investing in a combination of diversified tax-managed equity portfolios managed by Eaton Vance or its affiliates (the "Eaton Vance Tax-Managed Portfolios"). The Eaton Vance Tax-Managed Portfolios are described below.

The Fund normally will invest at least 75% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in common stocks of U.S. companies. The Fund may invest up to 25% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in small or emerging companies and up to 25% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in foreign securities. The Fund will at all times allocate its assets among at least three different Eaton Vance Tax-Managed Portfolios and normally intends to invest in all seven Tax-Managed Portfolios. Of the seven Eaton Vance Tax-Managed Portfolios, Tax-Managed International Equity Portfolio invests primarily in foreign securities and the other six Portfolios invest primarily in securities of U.S. companies. The Eaton Vance Tax-Managed Portfolios that invest primarily in small or emerging companies are Tax-Managed Small-Cap Value Portfolio and Tax-Managed Small-Cap Growth Portfolio. The Fund also may invest in other Eaton Vance Tax-Managed Portfolios that may be established in the future, including other Eaton Vance Tax-Managed Portfolios sub-advised by an investment adviser unaffiliated with Eaton Vance.

In allocating the Fund's assets among the Eaton Vance Tax-Managed Portfolios, the portfolio manager seeks to maintain broad diversification and to emphasize market sectors that Eaton Vance believes offer relatively attractive risk-adjusted return prospects, based on its assessment of current and future market trends and conditions. To the extent possible, adjustments in allocations among the Eaton Vance Tax-Managed Portfolios will be made in a tax-efficient manner, generally by investing Fund cash inflows into underweighted Portfolios and by withdrawing cash from overweighted Portfolios to reinvest in underweighted Portfolios. There can be no assurance that there will always be sufficient Fund cash inflows or available Portfolio cash to alter the Fund's asset allocation without tax consequences to shareholders. Eaton Vance has broad discretion to allocate and reallocate Tax-Managed Equity Asset Allocation Fund's assets among the Eaton Vance Tax-Managed Portfolios consistent with the Fund's investment objective and policies. Eaton Vance may be subject to certain conflicts of interest in fulfilling its duties to Tax-Managed Equity Asset Allocation Fund and each Portfolio. In making allocation decisions, the portfolio manager must make determinations only on the basis of the best interests of the Fund and its shareholders.

Tax-Managed International Equity Fund. Tax-Managed International Equity Fund's investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of foreign equity securities. The Fund seeks to meet its objective by investing in Tax-Managed International Equity Portfolio ("International Equity Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. International Equity Portfolio is described below.

Tax-Managed Mid-Cap Core Fund. Tax-Managed Mid-Cap Core Fund's investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of common stocks of mid-cap companies. The Fund seeks to meet its objective by investing in Tax-Managed Mid-Cap Core Portfolio ("Mid-Cap Core Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. Mid-Cap Core Portfolio is described below.

Tax-Managed Multi-Cap Opportunity Fund. Tax-Managed Multi-Cap Opportunity Fund's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities. The Fund seeks to meet its objective by investing in Tax-Managed Multi-Cap Opportunity Portfolio ("Multi-Cap Opportunity Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. Multi-Cap Opportunity Portfolio is described below.

Tax-Managed Small-Cap Growth Fund 1.2. The investment objective of Tax-Managed Small-Cap Growth Fund 1.2 is to achieve long-term, after-tax returns for its shareholders. The Fund seeks to meet its objective by investing in Tax-Managed Small-Cap Growth Portfolio ("Small-Cap Growth Portfolio"), a separate open-end investment company that invests in a diversified portfolio of equity securities of small-cap companies and has the same objective and policies as the Fund. Small-Cap Growth Portfolio is described below.

Tax-Managed Small-Cap Value Fund. Tax-Managed Small-Cap Value Fund's investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of value stocks of small-cap companies. The Fund seeks to meet its objective by investing in Tax-Managed Small-Cap Value Portfolio ("Small-Cap Value Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. Small-Cap Value Portfolio is described below.

Tax-Managed Value Fund. Tax-Managed Value Fund's investment objective is to achieve long-term, after-tax returns for its shareholders. The investment adviser seeks to achieve this objective by investing in a diversified portfolio of value stocks. The Fund seeks to meet its objective by investing in Tax-Managed Value Portfolio ("Value Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. Value Portfolio is described below.

Each Fund's investment objective may not be changed without shareholder approval. Certain of a Fund's policies may be changed by the Trustees without shareholder approval. In the case of a Fund or Portfolio that has a policy of investing at least 80% of its net assets in a particular type of investment (the "80% policy"), the policy will not be changed unless Fund shareholders are given 60 days' advanced notice of the change. For purposes of the 80% policy, net assets include any borrowings for investment purposes.

The Eaton Vance Tax-Managed Portfolios

International Equity Portfolio normally invests primarily in foreign equity securities. The portfolio manager expects to invest primarily in companies included in the EAFE Index. The International Equity Portfolio will invest at least 80% of its net assets in equity securities. The International Equity Portfolio seeks to outperform the EAFE Index on both a pre-tax and after-tax basis. International Equity Portfolio maintains investments in not less than five different countries and less than 25% of its total assets will be invested in any one industry.

The portfolio manager uses fundamental research in managing the Portfolio. The portfolio manager utilizes information provided by, and the expertise of, the investment adviser's research staff in making investment decisions. In selecting companies for investment, the investment adviser may consider overall growth prospects, financial condition, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources, management and other factors. The International Equity Portfolio generally acquires securities with the expectation of holding them for the long-term.

Mid-Cap Core Portfolio normally will invest at least 80% of its net assets in stocks of mid-cap companies. Mid-cap companies are companies with market capitalizations within the range of capitalizations of companies included in the Standard & Poor's MidCap 400 Index. In making investment decisions, the portfolio managers use a combination of growth and value disciplines and seek stocks that in their opinion have attractive relative valuations and/or the potential for above-average sustainable growth. The portfolio managers consider both a company's fundamentals and economic conditions in constructing the Portfolio. Management of the Portfolio involves consideration of numerous factors (such as long term earnings growth, balance sheet strength, cash flow generation, sustainable competitive advantages, quality of management, and opportunities for improving profitability). Many of these considerations are subjective. The portfolio managers seek to build and maintain an investment portfolio of mid-cap stocks that will perform well over the long term on an after-tax basis. Mid-Cap Core Portfolio's holdings will represent a number of different industries, and less than 25% of the Portfolio's total assets will be invested in any one industry.

Multi-Cap Opportunity Portfolio invests in a broadly diversified selection of equity securities, emphasizing common stocks of growth companies. In the view of the investment adviser, "growth companies" are companies that are expected, over the long term, to have earnings growth that is faster than the growth rates of the U.S. economy and the U.S. stock market as a whole. Growth companies owned by Multi-Cap Opportunity Portfolio may include both large and established market leaders, as well as smaller, less seasoned companies. Multi-Cap Opportunity Portfolio may also invest a substantial portion of its assets in securities of companies in the technology industry that could be adversely affected by factors such as highly cyclical markets, intense competition and rapid product obsolescence due to technological advances. The Portfolio may also invest in pooled investment vehicles, such as exchange-traded funds. When so invested, a Fund investing in the Portfolio will bear its allocable share of expenses of the investment in addition to Portfolio expenses.

The portfolio manager seeks to purchase stocks that are reasonably priced in relation to their fundamental value, and which will grow in value over time. In making investment decisions, the portfolio manager utilizes the information provided by, and the expertise of, the investment adviser's research staff. Management of the Portfolio involves consideration of numerous factors (such as potential for price appreciation, risk/return, and the mix of securities held by the Portfolio). Many of these considerations are subjective. Stocks generally are acquired with the expectation of being held for the long term. Under normal market conditions, the Portfolio primarily invests in common stocks. The Portfolio's holdings will represent a number of different industries, and less than 25% of the Portfolio's total assets will be invested in any one industry.

Small-Cap Growth Portfolio invests in a broadly diversified selection of publicly-traded equity securities of small-cap companies. The investment adviser considers small-cap companies to be companies with market capitalizations comparable to companies included in the Standard & Poor's SmallCap 600 Index and that are expected to demonstrate earnings growth over the long-term that substantially exceeds the average earnings growth rates of all publicly-traded companies in the United States. Small-Cap Growth Portfolio normally will invest at least 80% of its net assets in equity securities of small-cap companies.

The portfolio manager seeks to purchase securities that are reasonably priced in relation to their fundamental value. In making investment decisions, the portfolio manager relies on the investment adviser's research staff. In selecting companies for investment, the investment adviser may consider overall growth prospects, financial condition, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources, management and other factors. The Portfolio's holdings will represent a number of different industries, and less than 25% of the Portfolio's total assets will be invested in any one industry.

Small-Cap Value Portfolio normally will invest primarily in value stocks of small-cap companies. Value stocks are common stocks that, in the opinion of the investment adviser, are undervalued or inexpensive relative to the overall stock market based on one or more measures of value. Small-cap companies are companies with market capitalizations comparable to companies included in the Standard & Poor's SmallCap 600 Index. Normally at least 80% of net assets will be invested in small-cap companies. The Portfolio's holdings will represent a number of different industries, and less than 25% of the Portfolio's total assets will be invested in any one industry.

Value stocks may be undervalued in relation to the overall market due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. Investment decisions are made primarily on the basis of fundamental research. In selecting stocks, the portfolio manager considers (among other factors) a company's earnings or cash flow capabilities, the strength of the company's business franchises, the strength of management and estimates of the company's net value. While stocks generally are acquired with the expectation of being held for the long term, securities may be sold if, in the opinion of the investment adviser, the price moves above a fair level of valuation, the company's fundamentals deteriorate or to realize tax losses.

Tax-Managed Growth Portfolio ("Growth Portfolio") invests in a broadly diversified selection of equity securities, emphasizing common stocks of growth companies that are considered to be high in quality and attractive in their long-term investment prospects. The portfolio manager seeks to purchase stocks that are favorably priced in relation to their fundamental value, and which will grow in value over time. In making investment decisions, the portfolio manager relies on the investment adviser's research staff. Management of Growth Portfolio involves consideration of numerous factors (such as potential for price appreciation, risk/return, strength of business franchises and the mix of securities held by the Portfolio). Many of these considerations are subjective. Stocks generally are acquired with the expectation of being held for the long-term. Under normal market conditions, the Portfolio primarily invests in common stocks. The Portfolio's holdings will represent a number of different industries, and less than 25% of the Portfolio's total assets will be invested in any one industry. Some of the securities held by Growth Portfolio may be subject to restrictions on resale, making them less liquid and more difficult to value.

Value Portfolio normally will invest primarily in value stocks. Value stocks are common stocks that, in the opinion of the investment adviser, are inexpensive or undervalued relative to the overall stock market. In selecting stocks, the portfolio manager considers (among other factors) a company's earnings or cash flow capabilities, dividend prospects, the tax treatment of dividends, the strength of the company's business franchises and estimates of the company's net value. Value stocks may be undervalued in relation to the overall market due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. The Value Portfolio's holdings will represent a number of different industries, and no more than 25% of the Portfolio's total assets will be invested in any one industry.

The portfolio manager may seek stocks that pay dividends that qualify for long-term capital gains tax treatment ("tax-favored dividends"). As the result of tax laws enacted in May 2003, tax-favored dividends are subject to the federal long-term capital gains rate (maximum of 15%), rather than the tax rate applicable to ordinary income (maximum of 35%), provided certain holding period and other conditions are satisfied. In addition to investing in stocks that pay tax-favored dividends, the Portfolio may invest a portion of its assets in stocks and other securities that generate income taxable at ordinary income rates (including real estate investment trusts). For any year, so long as the Portfolio's fully taxable ordinary income and net realized short-term gains are offset by expenses of the Portfolio, all of the Portfolio's income distributions would be characterized as tax-favored dividends. There can be no assurance that a portion of the Portfolio's income allocated to the Fund will not be taxable at ordinary income rates. The provisions of the Internal Revenue Code applicable to tax-favored dividends are effective through 2008.

The portfolio manager seeks to build and maintain an investment portfolio of value stocks that will perform well over the long term on an after-tax basis. Investment decisions are made primarily on the basis of fundamental research. The portfolio manager utilizes information provided by, and the expertise of, the investment adviser's research staff in making investment decisions. Management of the portfolio involves consideration of numerous factors (such as earnings and cash flow capabilities). Many of these considerations are subjective. While stocks generally are acquired with the expectation of being held for the long term, securities may be sold if, in the opinion of the investment adviser, the price moves above a fair level of valuation, the company's fundamentals deteriorate or to realize tax losses.

Common Investment Practices

Each Portfolio seeks to achieve long-term after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Portfolio's investment income and realized capital gains. Fund distributions that are taxed as ordinary income are minimized by investing principally in stocks and by generally avoiding income taxable as ordinary income and net realized short-term capital gains in excess of expenses. Fund distributions taxed as long-term capital gains are minimized by avoiding or minimizing the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio manager(s) will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio manager(s) may sell securities to realize capital losses that can be used to offset realized gains.

To protect against price declines in securities holdings with large accumulated gains, each Portfolio may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indexes and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, a Portfolio can, with certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. These derivative instruments may also be used by a Portfolio to enhance returns or as a substitute for the purchase or sale of securities. Dividends received on securities with respect to which the Fund is obligated to make payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income.

The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by a Portfolio. Equity swaps, over-the-counter options and forward sales are private contracts in which there is a risk of loss in the event of a counterparty's default. In a covered short sale, a Portfolio may be forced to deliver appreciated stock to close the short position, causing a recognition of gain. Each Fund normally intends to deliver newly acquired stock to close a short position. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security. These transactions are subject to special tax rules that could affect the amount, timing and character of distributions to shareholders. Derivative hedging transactions may not be effective because of imperfect correlation and other factors. As a general matter, dividends received on hedged stock positions are fully taxable as ordinary income.

International Equity Portfolio primarily invests in foreign securities and the other Eaton Vance Tax-Managed Portfolios may invest up to 25% of assets in foreign securities. Foreign securities may be located in established or emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. These risks can be more significant for securities traded in less developed, emerging market countries. As an alternative to holding foreign-traded securities, each Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities); such investments are not subject to a Portfolio's 25% limitation on investing in foreign securities (if applicable).

Many emerging and small companies may be in the early stages of their development, may be more dependent on fewer products, services, markets or financial resources or may depend upon a more limited management group than more established companies, may lack substantial capital reserves and do not have established performance records. There is generally less publicly available information about emerging companies than for larger, more established companies. Stocks of these companies frequently have less trading volume than stocks of more established companies making them more volatile and potentially more difficult to value. In addition, transactions in emerging company securities may be subject to higher costs than transactions in the securities of larger, more established companies. Stocks of emerging and small companies are more vulnerable to adverse developments than stocks of larger companies.

Each Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

Each Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. Each Portfolio may not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, each Portfolio may temporarily invest up to 100% (65% in the case of Growth Portfolio) of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. A Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. While at times a Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

As noted above a portfolio manager may sell secuities to realize capital losses that can be used to offset capital gains. Use of this tax management strategy will increase portfolio turnover rate and the trading costs incurred. Higher trading costs may reduce returns.

Considerations  of  Investing  in  a  Portfolio.  Investing  in  an  established
Portfolio  enables  Tax-Managed  Equity Asset  Allocation  Fund and  Tax-Managed
Small-Cap Growth Fund 1.2 to participate in a larger and more diversified investment portfolio than if the Fund pursued its investment program on a standalone basis. Securities with large accumulated gains may constitute a substantial portion of the assets of a Portfolio. Investing in a Portfolio does not expose a Fund to potential tax liability either for unrealized Portfolio gains accrued prior to the Fund's initial investment therein or for precontribution gains on securities contributed to the Portfolio. If securities purchased by a Portfolio prior to a Fund's initial investment therein are sold, gains attributable to the period before the Fund's initial investment in the Portfolio will be allocated to other investors in the Portfolio, and not to the Fund. If securities contributed to a Portfolio (either before or after a Fund's initial investment therein) are sold, gains accumulated prior to their contribution will be allocated to the contributing investor, and not to the Fund or other investors in the Portfolio. Growth Portfolio follows the practice of distributing securities to meet redemptions by investors in the Portfolio that contributed securities. Growth Portfolio's ability to select the securities used to meet redemptions generally is limited. These limitations could affect the performance of Growth Portfolio, and, indirectly, Equity Asset Allocation Fund. Other Portfolios may, in the future, use distributions of securities to meet redemptions by investors in the Portfolio that contributed securities.

MANAGEMENT AND ORGANIZATION

Management. Each Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Tax-Managed Equity Asset Allocation Fund's investment adviser is Eaton Vance. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals. Each investment adviser manages investments pursuant to an investment advisory agreement. Information about advisory fees and portfolio managers is set forth below.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. In return, each Fund (except Tax-Managed International Equity Fund) is authorized to pay Eaton Vance a fee of 0.15% of average daily net assets. For the fiscal year ended October 31, 2004, each Fund (except Tax-Managed International Equity Fund) paid Eaton Vance administration fees of 0.15% of average daily net assets. Eaton Vance receives no compensation for serving as the administrator of Tax-Managed International Equity Fund.

Tax-Managed Equity Asset Allocation Fund. Under Tax-Managed Equity Asset Allocation Fund's investment advisory agreement, Eaton Vance receives a monthly advisory fee equal to 0.80% annually of the average daily net assets of the Fund up to $500 million. On net assets of $500 million and over the annual fee is reduced. The advisory fee payable by the Fund is reduced by the Fund's allocable portion of the advisory fees paid by the Portfolios in which it invests. For the fiscal year ended October 31, 2004, the Fund paid advisory fees (including its allocable portion of Portfolio advisory fees) equivialent to 0.80% of its average daily net assets.

Duncan W. Richardson has served as portfolio manager of the Tax-Managed Equity Asset Allocation Fund since operations commenced. He has managed Eaton Vance portfolios for more than five years, is Senior Vice President and Chief Equity Investment Officer of Eaton Vance and BMR, and also manages Growth Portfolio and other Eaton Vance portfolios.

International Equity Portfolio. Under International Equity Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to
1.00% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Eagle Global Advisors, L.L.C. ("Eagle"), a registered investment adviser. BMR pays Eagle a portion of the advisory fee for sub-advisory services provided to the Portfolio. For the fiscal year ended October 31, 2004, International Equity Portfolio paid BMR advisory fees equivalent to 1.00% of its average daily net assets. For the period May 17, 2004 to October 1, 2004, BMR paid Eagle sub-advisory fees equivalent to 0.50% of International Equity Portfolio's average daily net assets.

Edward R. Allen, III and Thomas N. Hunt, III have served as the portfolio managers of International Equity Portfolio since May 17, 2004. Messrs. Allen and Hunt are each partners at Eagle and have been employed by Eagle for more than five years.

Mid-Cap Core Portfolio. Under Mid-Cap Core Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.80% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Atlanta Capital Management Company, LLC, a majority-owned subsidiary of Eaton Vance ("Atlanta Capital"). BMR pays Atlanta Capital a portion of the advisory fee for sub-advisory services provided to the Portfolio. For the fiscal year ended October 31, 2004, Mid-Cap Core Portfolio paid BMR advisory fees equivalent to 0.80% of its average daily net assets. For the same period, BMR paid Atlanta Capital sub-advisory fees equivalent to 0.55% of Mid-Cap Core Portfolio's average daily net assets.

The day-to-day management of Mid-Cap Core Portfolio is the responsibility of a team of Atlanta Capital investment professionals, that meet to discuss investment holdings, prospective investments and portfolio composition and manage and provide research. The team consists of William R. Hackney, III, Paul
J. Marshall and Charles B. Reed. Mr. Hackney, Managing Partner of Atlanta Capital, has been managing investments for more than five years. Mr. Marshall has been Vice President of Atlanta Capital since 2000. Prior to joining Atlanta Capital, he was a portfolio manager with Bank of America Capital Management. Mr. Reed has been a Vice President of Atlanta Capital for more than five years.

Multi-Cap Opportunity Portfolio. Under Multi-Cap Opportunity Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.65% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. For the fiscal year ended October 31, 2004, Multi-Cap Opportunity Portfolio paid BMR advisory fees equivalent to 0.65% of its average daily net assets.

Arieh Coll has served as portfolio manager of Multi-Cap Opportunity Portfolio since operations commenced. Mr. Coll has been managing Eaton Vance portfolios for more than five years, is a Vice President of Eaton Vance and BMR and also manages other Eaton Vance portfolios.

Small-Cap Growth Portfolio. Under Small-Cap Growth Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.625% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. For the fiscal year ended October 31, 2004, Small-Cap Growth Portfolio paid BMR advisory fees equivalent to 0.625% of its average daily net assets.

Toni Shimura has served as portfolio manager of Small-Cap Growth Portfolio since 2003. She has been employed by Eaton Vance since January 2003 and is a Vice President of Eaton Vance and BMR and also manages other Eaton Vance portfolios. Prior to joining Eaton Vance, Ms. Shimura was a Senior Vice President and portfolio manager with Massachusetts Financial Services Company (1993-2002).

Small-Cap Value Portfolio. Under Small-Cap Value Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 1.00% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Fox Asset Management LLC, a majority-owned subsidiary of Eaton Vance ("Fox"). BMR pays Fox a portion of the advisory fee for sub-advisory services provided to the Portfolio. For the fiscal year ended October 31, 2004, Small-Cap Value Portfolio paid BMR advisory fees equivalent to 1.00% of its average daily net assets. For the same period, BMR paid Fox sub-advisory fees equivalent to 0.75% of Small-Cap Value Portfolio's average daily net assets.

George C. Pierides has served as the portfolio manager of Small-Cap Value Portfolio since operations commenced. He is a Senior Managing Director of Fox, manages other Fox investment portfolios and has been employed by Fox for more than five years.

Value Portfolio. Under Value Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.65% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. For the fiscal year ended October 31, 2004, the Value Portfolio paid BMR advisory fees equivalent to 0.64% of its average daily net assets.

Michael R. Mach has served as the portfolio manager of Value Portfolio since operations commenced. Mr. Mach has been managing Eaton Vance portfolios for more than five years, is a Vice President of Eaton Vance and BMR and also manages other Eaton Vance portfolios.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of each Fund.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. Each Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If a Fund invests in a Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, a Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. A Fund can withdraw from a Portfolio at any time.

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust's Trustees considered this risk in approving the use of a combined prospectus.

VALUING SHARES

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A shares), which is derived from the value of Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before a Portfolio values its assets that would materially affect net asset value. In addition, for foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Portfolio. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. The investment adviser expects to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. A Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Because Tax-Managed International Equity Portfolio will invest primarily in and the other Portfolios may invest up to 25% of their assets in foreign securities, each Fund may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by a Fund, such as restricted securities and certain small and mid-cap companies) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). Each Portfolio has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing, the redemption fee applicable to Class A shares of Tax-Managed International Equity Fund, and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

 .   how long you expect to own your shares;
 .   how much you intend to invest;
 . the sales charge and total operating expenses associated with owning each class; and
 . whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares of Tax-Managed International Equity Fund are subject to a 1% redemption fee if redeemed within three months of settlement of purchase. Class A shares pay service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B or Class C shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares eight years after their purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                         Sales Charge*           Sales Charge*        Dealer Commission
                                        as Percentage of     as Percentage of Net    as a Percentage of
Amount of Purchase                      Offering Price          Amount Invested        Offering Price
--------------------------------------------------------------------------------------------------------------
Less than $50,000                            5.75%                  6.10%                   5.00%
$50,000 but less than $100,000               4.75%                  4.99%                   4.00%
$100,000 but less than $250,000              3.75%                  3.90%                   3.00%
$250,000 but less than $500,000              3.00%                  3.09%                   2.50%
$500,000 but less than $1,000,000            2.00%                  2.04%                   1.75%
$1,000,000 or more                           0.00**                 0.00**                See Below

  * Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
 ** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund; however, Class A shares of Tax-Managed International Equity Fund that are redeemed or exchanged within the first three months after the settlement of the purchase will be subject to a 1.00% redemption fee. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase       CDSC
-------------------------------------------------
First or Second                          5%
Third                                    4%
Fourth                                   3%
Fifth                                    2%
Sixth                                    1%
Seventh or following                     0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B and Class C shares, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. After eight years, Class B shares of each Fund will automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions will convert in proportion to shares not so acquired.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Distribution and Service Fees. Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Funds to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.

All Classes pay service fees to the principal underwriter for personal and/or account services equal to 0.25% of average daily net assets annually. For Class A, Class B and Class C shares, the principal underwriter generally pays service fees to investment dealers commencing one year after the sale of shares based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:
By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone        You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) by calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an          Your investment  dealer is responsible for  transmitting the
Investment          order  promptly.  An investment  dealer may charge a fee for
Dealer              this service.

Class A shares of Tax-Managed International Equity Fund are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account may be redeemed and the proceeds sent to you.

Meeting Redemptions by Distributing Portfolio Securities. Each Fund currently meets shareholder redemptions entirely in cash, but in the future may adopt a policy of meeting redemption requests in whole or in part by distributing portfolio securities chosen by the investment adviser. Each Fund would only distribute readily marketable securities, which would be valued pursuant to a Fund's valuation procedures. Redeeming shareholders who receive securities could incur brokerage charges and other costs and may be exposed to market risk in selling the distributed securities. If a Fund adopts a policy of distributing securities to meet redemptions, it may continue to meet redemptions in whole or in part with cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

..Full Reinvest      Dividends  and capital  gains are  reinvested  in additional
 Option shares. This option will be assigned if you do not specify an option.

..Partial Reinvest   Dividends are paid in cash and capital gains are  reinvested
 Option             in additional shares.

..Cash Option        Dividends and capital gains are paid in cash.

..Exchange Option    Dividends  and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds. From time to time, you may be mailed the following:

  . Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
  . Periodic account statements, showing recent activity and total share balance.
  .  Form 1099 and tax information needed to prepare your income tax returns.
  .  Proxy materials, in the event a shareholder vote is required.
  .  Special notices about significant events affecting your Fund.

Each Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular quarterly basis by establishing a systematic withdrawal plan. Withdrawal amounts must be at least $200 per year, or a specified percentage of net asset value of at least 4% but not more than 12% annually of the greater of either the initial account balance or the current account balance. These withdrawals will not be subject to a CDSC. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases. Because redemptions of Class A shares of Tax-Managed International Equity Fund within three months of settlement of purchase are subject to a 1% redemption fee (including shares held in individual retirement accounts), shareholders should not make withdrawals pursuant to a Withdrawal Plan during the period.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value(subject to any applicable redemption fee) If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeem from (or, for Class A shares, in Class A of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

While each Fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided. Distributions of income (other than qualified dividend income, which is described below) and net realized short-term capital gains are taxable as ordinary income. Distributions of qualified dividend income and long-term capital gains are taxable as long-term capital gains. Different classes will generally distribute different distribution amounts. Each Fund expects to pay any required distributions annually. Distributions are taxable whether paid in cash or in additional Fund shares.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by individual shareholders is taxed at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. A Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property.

Investors who purchase shares at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed, will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January (if any) will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Each Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's return on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the the Portfolios (other than International Equity Portfolio as described below). In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

Tax-Managed International Equity Fund intends to file an election each year which would require Fund shareholders to include in gross income their pro rata share of qualified foreign income taxes paid by the Fund (even though such amounts are not received by the shareholders) and could allow Fund shareholders to use their pro rata portion of such foreign income taxes as a foreign tax credit against their federal income taxes or, alternatively, for shareholders who itemize their tax deductions, to deduct their portion of the Fund's foreign taxes paid in computing their taxable federal income.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand a Fund's financial performance for the period indicated. Certain information in the tables reflect the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and each Fund's financial statements are incorporated herein by reference and included in the annual report, which is available request.

                                                                      Tax-Managed Equity Asset Allocation Fund
                                               -------------------------------------------------------------------------------------
                                                                                Year Ended October 31,
                                               -------------------------------------------------------------------------------------
                                                                     2004                                     2003
                                               -------------------------------------------------------------------------------------
                                                    Class A        Class B        Class C        Class A    Class B     Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                 $  9.930       $  9.830       $  9.810       $ 8.190    $ 8.170     $ 8.150
                                                    -----------    -----------    -----------    ---------- ----------  ----------
Income (loss) from operations
Net investment income (loss)(2)                     $  0.002       $ (0.076)      $ (0.076)      $(0.012)   $(0.077)    $(0.076)
Net realized and unrealized gain (loss)                0.858          0.846          0.846         1.752      1.737       1.736
                                                    -----------    -----------    -----------    ---------- ----------  ----------
Total income (loss) from operations                 $  0.860       $  0.770       $  0.770       $ 1.740    $ 1.660     $ 1.660
                                                    -----------    -----------    -----------    ---------- ----------  ----------
Net asset value - End of year                       $ 10.790       $ 10.600       $ 10.580       $ 9.930    $ 9.830     $ 9.810
                                                    ===========    ===========    ===========    ========== ==========  ==========
Total Return(3)                                         8.66%(8)       7.83%(8)       7.85%(8)     21.25%     20.32%      20.37%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)             $134,070       $109,471       $124,779       $82,868    $79,854     $85,040
Ratios (as a percentage of average daily net
assets):
  Net expenses(4)                                       1.46%          2.21%          2.21%         1.52%      2.27%       2.27%
  Net investment income (loss)                          0.02%         (0.73)%        (0.73)%       (0.14)     (0.88)%     (0.88)%
Portfolio Turnover of Tax-Managed Value
  Portfolio                                               44%            44%            44%           76%        76%         76%
Portfolio Turnover of Tax-Managed Growth
  Portfolio                                                4%             4%             4%           19%        19%         19%
Portfolio Turnover of Tax-Managed
  International Equity Portfolio                          62%            62%            62%          100%       100%        100%
Portfolio Turnover of Tax-Managed Small-Cap
  Value Portfolio                                         12%            12%            12%           21%        21%         21%
Portfolio Turnover of Tax-Managed Multi-Cap
  Opportunity Portfolio                                  239%           239%           239%          224%       224%        224%
Portfolio Turnover of Tax-Managed Mid-Cap
  Core Portfolio                                          42%            42%            42%           50%        50%         50%
Portfolio Turnover of Tax-Managed Small-Cap
  Growth Portfolio                                       282%           282%           282%          248%       248%        248%

+ The operating expenses of the Portfolios may reflect a reduction of their investment adviser fee.
  The operating expenses of the Fund reflect an allocation of expenses to the Administrator for the period from the start of business, March 4, 2002, to October 31, 2002.  Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net
assets):
  Expenses(4)                                           1.47%          2.22%          2.22%           --         --          --
  Net investment loss                                   0.01%         (0.74)%        (0.74)%          --         --          --
Net investment loss per share(2)                    $  0.001       $ (0.077)      $ (0.077)           --         --          --

                                                           Period Ended October 31,
                                               -----------------------------------------------
                                                                    2002(1)
                                               -----------------------------------------------
                                                    Class A        Class B        Class C
----------------------------------------------------------------------------------------------
Net asset value - Beginning of year                 $10.000        $10.000        $10.000
                                                    -----------    -----------    -----------
Income (loss) from operations
Net investment income (loss)(2)                     $(0.024)       $(0.065)       $(0.065)
Net realized and unrealized gain (loss)              (1.786)        (1.765)        (1.785)
                                                    -----------    -----------    -----------
Total income (loss) from operations                 $(1.810)       $(1.830)       $(1.850)
                                                    -----------    -----------    -----------
Net asset value - End of year                       $ 8.190        $ 8.170        $ 8.150
                                                    ===========    ===========    ===========
Total Return(3)                                      (18.10)%       (18.30)%       (18.50)%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)             $38,528        $31,101        $31,903
Ratios (as a percentage of average daily net
assets):
  Net expenses(4)                                      1.55%(5)       2.30%(5)       2.30%(5)
  Net investment income (loss)                        (0.43)%(5)     (1.17)%(5)     (1.17)%(5)
Portfolio Turnover of Tax-Managed Value
  Portfolio                                             213%           213%           213%
Portfolio Turnover of Tax-Managed Growth
  Portfolio                                              21%            21%            21%
Portfolio Turnover of Tax-Managed
  International Equity Portfolio                        128%           128%           128%
Portfolio Turnover of Tax-Managed Small-Cap
  Value Portfolio                                         5%             5%             5%
Portfolio Turnover of Tax-Managed Multi-Cap
  Opportunity Portfolio                                 225%           225%           225%
Portfolio Turnover of Tax-Managed Mid-Cap
  Core Portfolio                                         13%            13%            13%
Portfolio Turnover of Tax-Managed Small-Cap
  Growth Portfolio                                      131%           131%           131%

+ The operating expenses of the Portfolios may reflect a reduction of their investment adviser fee.
  The operating expenses of the Fund reflect an allocation of expenses to the Administrator for the period from the start of business, March 4, 2002, to October 31, 2002.  Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net
assets):
  Expenses(4)                                          1.77%(5)       2.52%(5)       2.52%(5)
  Net investment loss                                 (0.65)%(5)     (1.39)%(5)     (1.39)%(5)
Net investment loss per share(2)                    $(0.036)       $(0.077)       $(0.077)

                                                   (See footnotes on last page.)

                                                                        Tax-Managed International Equity Fund
                                                   ---------------------------------------------------------------------------------
                                                                                Year Ended October 31,
                                                   ---------------------------------------------------------------------------------
                                                                     2004(2)                            2003(2)
                                                   ---------------------------------------------------------------------------------
                                                        Class A     Class B     Class C     Class A    Class B     Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 6.210     $ 5.980     $ 5.970     $ 5.330    $ 5.170     $ 5.160
                                                        ----------  ----------  ----------  ---------- ----------  ----------
Income (loss) from operations
Net investment income (loss)                            $ 0.026     $(0.026)    $(0.025)    $ 0.015    $(0.024)    $(0.023)
Net realized and unrealized gain (loss)                   0.844       0.816       0.815       0.865      0.834       0.833
                                                        ----------  ----------  ----------  ---------- ----------  ----------
Total income (loss) from operations                     $ 0.870     $ 0.790     $ 0.790     $ 0.880    $ 0.810     $ 0.810
                                                        ----------  ----------  ----------  ---------- ----------  ----------
Less distributions
From net investment income                              $    --     $    --     $    --     $    --    $    --     $    --
                                                        ----------  ----------  ----------  ---------- ----------  ----------
Total distributions                                     $    --     $    --     $    --     $    --    $    --     $    --
                                                        ----------  ----------  ----------  ---------- ----------  ----------
Redemption fees                                         $ 0.000(9)  $ 0.000(9)  $ 0.000(9)  $    --    $    --     $    --
                                                        ----------  ----------  ----------  ---------- ----------  ----------
Net asset value - End of year                           $ 7.080     $ 6.770     $ 6.760     $ 6.210    $ 5.980     $ 5.970
                                                        ==========  ==========  ==========  ========== ==========  ==========
Total Return (3)                                          14.01%      13.21%      13.23%      16.51%     15.67%      15.70%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $24,714     $27,546     $17,797     $23,857    $27,764     $18,616
Ratios (as a percentage of average daily net assets):
  Expenses(4)                                              2.08%       2.83%       2.83%       2.09%      2.84%       2.84%
  Expenses after custodian fee reduction(4)                2.08%       2.83%       2.83%       2.09%      2.84%       2.84%
  Net investment income (loss)                             0.38%      (0.40)%     (0.39)%      0.28%     (0.46)%     (0.44)%
Portfolio Turnover of the Portfolio                          62%         62%         62%        100%       100%        100%
Portfolio Turnover of the Fund(6)                            --          --          --          --         --          --

                                                    Tax-Managed International Equity Fund
                                                   -----------------------------------------
                                                           Year Ended October 31,
                                                   -----------------------------------------
                                                                     2002(2)
                                                   -----------------------------------------
                                                        Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 7.350     $ 7.190     $ 7.180
                                                        ----------  ----------  ----------
Income (loss) from operations
Net investment income (loss)                            $(0.044)    $(0.092)    $(0.091)
Net realized and unrealized gain (loss)                  (1.976)     (1.928)     (1.929)
                                                        ----------  ----------  ----------
Total income (loss) from operations                     $(2.020)    $(2.020)    $(2.020)
                                                        ----------  ----------  ----------
Less distributions
From net investment income                              $    --     $    --     $    --
                                                        ----------  ----------  ----------
Total distributions                                     $    --     $    --     $    --
                                                        ----------  ----------  ----------
Redemption fees                                         $    --     $    --     $    --
                                                        ----------  ----------  ----------
Net asset value - End of year                           $ 5.330     $ 5.170     $ 5.160
                                                        ==========  ==========  ==========
Total Return (3)                                         (27.48)%    (28.10)%    (28.13)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $27,929     $29,610     $21,919
Ratios (as a percentage of average daily net assets):
  Expenses(4)                                              1.82%       2.57%       2.57%
  Expenses after custodian fee reduction(4)                1.82%       2.57%       2.57%
  Net investment income (loss)                            (0.64)%     (1.38)%     (1.38)%
Portfolio Turnover of the Portfolio                         128%        128%        128%
Portfolio Turnover of the Fund(6)                            --          --          --

                                                   (See footnotes on last page.)

                                                                      Tax-Managed International Equity Fund
                                                   ----------------------------------------------------------------------------
                                                                              Year Ended October 31,
                                                   ----------------------------------------------------------------------------
                                                                     2001(2)                           2000(2)
                                                   ----------------------------------------------------------------------------
                                                        Class A     Class B     Class C     Class A    Class B     Class C
-------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $12.070     $11.880     $11.860     $12.160    $12.030     $12.000
                                                        ----------  ----------  ----------  ---------- ----------  ----------
Income (loss) from operations
Net investment income (loss)                            $(0.045)    $(0.115)    $(0.113)    $ 0.025    $(0.073)    $(0.077)
Net realized and unrealized gain (loss)                  (4.656)     (4.575)     (4.567)     (0.045)    (0.051)     (0.047)
                                                        ----------  ----------  ----------  ---------- ----------  ----------
Total income (loss) from operations                     $(4.701)    $(4.690)    $(4.680)    $(0.020)   $(0.124)    $(0.124)
                                                        ----------  ----------  ----------  ---------- ----------  ----------
Less distributions
From net investment income                              $(0.019)    $    --     $    --     $(0.070)   $(0.026)    $(0.016)
                                                        ----------  ----------  ----------  ---------- ----------  ----------
Total Distributions                                     $(0.019)    $    --     $    --     $(0.070)   $(0.026)    $(0.016)
                                                        ----------  ----------  ----------  ---------- ----------  ----------
Net asset value - End of year                           $ 7.350     $ 7.190     $ 7.180     $12.070    $11.880     $11.860
                                                        ==========  ==========  ==========  ========== ==========  ==========
Total Return(3)                                          (39.01)%    (39.48)%    (39.46)%     (0.21)%    (1.05)%     (1.05)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)
Ratios (as a percentage of average daily net assets):
  Expenses(4)                                              1.70%       2.45%       2.45%       1.62%      2.38%       2.40%
  Expenses after custody fee reduction(4)                  1.70%       2.45%       2.45%       1.62%      2.38%       2.40%
  Net investment income (loss)                            (0.46)%     (1.21)%     (1.20)%      0.19%     (0.56)%     (0.59)%
Portfolio Turnover of the Portfolio                          31%(7)      31%(7)      31%(7)      --         --          --
Portfolio turnover of the Fund(6)                            90%           90%       90%         40%        40%         40%

                                                   (See footnotes on last page.)

                                                                           Tax-Managed Mid-Cap Core Fund
                                                   -----------------------------------------------------------------------------
                                                                                Year Ended October 31,
                                                   -----------------------------------------------------------------------------
                                                                      2004                                2003
                                                   -----------------------------------------------------------------------------
                                                        Class A     Class B     Class C     Class A     Class B     Class C
--------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $10.670     $10.540     $10.540     $ 8.530     $ 8.490     $ 8.490
                                                        ----------  ----------  ----------  ----------  ----------  ----------
Income (loss) from operations
Net investment income (loss)(2)                         $(0.102)    $(0.182)    $(0.182)    $(0.087)    $(0.158)    $(0.157)
Net realized and unrealized gain (loss)                   0.702       0.692       0.692       2.227       2.208       2.207
                                                        ----------  ----------  ----------  ----------  ----------  ----------
Total income (loss) from operations                     $ 0.600     $ 0.510     $ 0.510     $ 2.140     $ 2.050     $ 2.050
                                                        ----------  ----------  ----------  ----------  ----------  ----------
Net asset value - End of year                           $11.270     $11.050     $11.050     $10.670     $10.540     $10.540
                                                        ==========  ==========  ==========  ==========  ==========  ==========
Total Return(3)                                            5.62%       4.84%       4.84%      25.09%      24.15%      24.15%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)                 $11,226     $ 5,741     $ 5,450     $ 7,054     $ 4,139     $ 4,056
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                          1.70%       2.45%       2.45%       1.70%       2.45%       2.45%
  Net investment loss                                     (0.93)%     (1.67)%     (1.68)%     (0.93)%     (1.69)%     (1.70)%
Portfolio Turnover of the Portfolio                          42%         42%         42%         50%         50%         50%

+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee.  The operating expenses of the Fund reflect an allocation of expenses to the Administrator.  Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(4)                                              1.92%       2.67%       2.67%       2.43%       3.18%       3.18%
  Net investment loss                                     (1.15)%     (1.89)%     (1.90)%     (1.66)%     (2.42)%     (2.43)%
Net investment loss per share                           $(0.126)    $(0.206)    $(0.206)    $(0.155)    $(0.226)    $(0.231)

                                                            Tax-Managed Mid-Cap Core Fund
                                                   -----------------------------------------
                                                              Period Ended October 31,
                                                   -----------------------------------------
                                                        Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $10.000     $10.000     $10.000
                                                        ----------  ----------  ----------
Income (loss) from operations
Net investment income (loss)(2)                         $(0.047)    $(0.089)    $(0.090)
Net realized and unrealized gain (loss)                  (1.423)     (1.421)     (1.420)
                                                        ----------  ----------  ----------
Total income (loss) from operations                     $(1.470)    $(1.510)    $(1.510)
                                                        ----------  ----------  ----------
Net asset value - End of year                           $ 8.530     $ 8.490     $ 8.490
                                                        ==========  ==========  ==========
Total Return(3)                                          (14.70)%    (15.10%)    (15.10)%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)                 $ 4,394     $ 1,254     $ 1,575
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                          1.65%(5)    2.40%(5)    2.40%(5)
  Net investment loss                                     (0.80)%(5)  (1.52)%(5)  (1.52)%(5)
Portfolio Turnover of the Portfolio                          13%         13%         13%

+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee.
  The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(4)                                              4.78%(5)    5.53%(5)    5.53%(5)
  Net investment loss                                     (3.93)%(5)  (4.65)%(5)  (4.65)%(5)
Net investment loss per share                           $(0.231)    $(0.272)    $(0.275)

                                                   (See footnotes on last page.)

                                                                   Tax-Managed Multi-Cap Opportunity Fund
                                                   -----------------------------------------------------------------------------
                                                                              Year Ended October 31,
                                                   -----------------------------------------------------------------------------
                                                                    2004(2)                             2003(2)
                                                   -----------------------------------------------------------------------------
                                                        Class A     Class B     Class C     Class A     Class B     Class C
--------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.690     $ 9.390     $ 9.410     $ 7.250     $ 7.080     $ 7.090
                                                        ----------  ----------  ----------  ----------  ----------  ----------
Income (loss) from operations
Net investment loss                                     $(0.083)    $(0.153)    $(0.151)    $(0.116)    $(0.173)    $(0.172)
Net realized and unrealized gain (loss)                   0.453       0.443       0.441       2.556       2.483       2.492
                                                        ----------  ----------  ----------  ----------  ----------  ----------
Total income (loss) from operations                     $ 0.370     $ 0.290     $ 0.290     $ 2.440     $ 2.310     $ 2.320
                                                        ----------  ----------  ----------  ----------  ----------  ----------
Net asset value - End of year                           $10.060     $ 9.680     $ 9.700     $ 9.690     $ 9.390     $ 9.410
                                                        ==========  ==========  ==========  ==========  ==========  ==========
Total Return(3)                                            3.82%       3.09%       3.08%      33.66%      32.63%      32.72%
Ratios/Supplemental Data+
Net assets, end of year (000's omitted)                 $23,462     $20,928     $18,373     $19,884     $20,868     $15,902
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                          1.52%       2.27%       2.27%       1.66%       2.41%       2.41%
  Net expenses after custodian fee reduction(4)            1.52%       2.27%       2.27%       1.66%       2.41%       2.41%
  Net investment loss                                     (0.84)%     (1.60)%     (1.57)%     (1.42)%     (2.16)%     (2.16)%
Portfolio Turnover of the Portfolio                         239%        239%        239%        224%        224%        224%

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator.  Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average net assets):
   Expenses(4)                                             1.53%       2.28%       2.28%         --          --          --
   Expenses after custodian fee reduction(4)               1.53%       2.28%       2.28%         --          --          --
   Net investment loss                                    (0.85)%     (1.61)%     (1.58)%        --          --          --
  Net investment loss per share                         $(0.086)    $(0.154)     $(0.152)        --          --          --

                                                     Tax-Managed Multi-Cap Opportunity Fund
                                                   ------------------------------------------
                                                            Year Ended October 31,
                                                   ------------------------------------------
                                                                     2002(2)
                                                   ------------------------------------------
                                                        Class A     Class B      Class C
---------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 8.380     $ 8.260     $  8.270
                                                        ----------  ----------  ----------
Income (loss) from operations
Net investment loss                                     $(0.114)    $(0.175)    $ (0.175)
Net realized and unrealized gain (loss)                  (1.016)     (1.005)      (1.005)
                                                        ----------  ----------  ----------
Total income (loss) from operations                     $(1.130)    $(1.180)    $ (1.180)
                                                        ----------  ----------  ----------
Net asset value - End of year                           $ 7.250     $ 7.080     $  7.090
                                                        ==========  ==========  ==========
Total Return(3)                                          (13.48)%    (14.29)%     (14.27)%
Ratios/Supplemental Data+
Net assets, end of year (000's omitted)                 $14,289     $11,939      $11,432
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                          1.60%       2.35%        2.35%
  Net expenses after custodian fee reduction(4)            1.60%       2.35%        2.35%
  Net investment loss                                     (1.35)%     (2.10)%      (2.10)%
Portfolio Turnover of the Portfolio                         225%        225%         225%

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator.
  Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average net assets):
   Expenses(4)                                             1.67%       2.42%       2.42%
   Expenses after custodian fee reduction(4)               1.67%       2.42%       2.42%
   Net investment loss                                    (1.42)%     (2.17)%     (2.17)%
  Net investment loss per share                         $(0.120)    $(0.181)     $(0.181)

                                                   (See footnotes on last page.)

                                                                         Tax-Managed Multi-Cap Opportunity Fund
                                                ------------------------------------------------------------------------------------
                                                                                Year Ended October 31,
                                                ------------------------------------------------------------------------------------
                                                                  2001(2)                               2000(1)(2)
                                                ------------------------------------------------------------------------------------
                                                     Class A     Class B     Class C     Class A        Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                  $11.340     $11.260     $11.260     $10.000        $10.000        $10.000
                                                     ----------  ----------  ----------  ----------     ----------     ----------
Income (loss) from operations
Net investment loss                                  $(0.065)    $(0.131)    $(0.133)    $(0.016)       $(0.027)       $(0.025)
Net realized and unrealized gain (loss)               (2.895)     (2.869)     (2.857)      1.356          1.287          1.285
                                                     ----------  ----------  ----------  ----------     ----------     ----------
Total income (loss) from operations                  $(2.960)    $(3.000)    $(2.990)    $ 1.340        $ 1.260        $ 1.260
                                                     ----------  ----------  ----------  ----------     ----------     ----------
Net asset value - End of year                        $ 8.380     $ 8.260     $ 8.270     $ 11.34        $ 11.26        $ 11.26
                                                     ==========  ==========  ==========  ==========     ==========     ==========
Total Return(3)                                       (26.10)%    (26.64)%    (26.55)%     13.40%         12.60%         12.60%
Ratios/Supplemental Data+
Net assets, end of year (000's omitted)              $10,637     $ 8,931     $ 8,670        $674        $   714        $   308
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                       1.40%       2.15%       2.15%       1.48%(5)       2.23%(5)       2.23%(5)
  Net expenses after custodian fee reduction(4)         1.40%       2.15%       2.15%       1.40%(5)       2.15%(5)       2.15%(5)
  Net investment loss                                  (0.69)%     (1.43)%     (1.46)%     (0.43)%(5)     (0.78)%(5)     (0.72)%(5)
Portfolio Turnover of the Portfolio                      324%        324%        324%         90%            90%            90%

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator.  Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average net assets):
  Expenses(4)                                           2.40%       3.15%        3.15%     12.00%(5)      12.75%(5)      12.75%(5)
  Expenses after custodian fee reduction(4)             2.40%       3.15%        3.15%     11.92%(5)      12.67%(5)      12.67%(5)
  Net investment loss                                  (1.69)%     (2.43)%      (2.46)%   (10.96)%(5)    (11.30)%(5)    (11.24)%(5)
Net investment loss per share                        $(0.159)    $(0.223)    $ (0.224)   $(0.408)       $(0.391)       $(0.390)

                                                   (See footnotes on last page.)

                                                                        Tax-Managed Small-Cap Growth Fund 1.2
                                                ------------------------------------------------------------------------------------
                                                                                Year Ended October 31,
                                                ------------------------------------------------------------------------------------
                                                                      2004                                     2003
                                                ------------------------------------------------------------------------------------
                                                     Class A        Class B        Class C        Class A     Class B     Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                  $ 7.810        $ 7.660        $ 7.660        $ 6.200     $ 6.120     $ 6.120
                                                     ----------     ----------     ----------     ----------  ----------  ----------
Income (loss) from operations
Net investment loss(2)                               $(0.108)       $(0.162)       $(0.162)       $(0.096)    $(0.145)    $(0.144)
Net realized and unrealized gain (loss)               (0.032)        (0.038)        (0.038)         1.706       1.685       1.684
                                                     ----------     ----------     ----------     ----------  ----------  ----------
Total income (loss) from operations                  $(0.140)       $(0.200)       $(0.200)       $ 1.610     $ 1.540     $ 1.540
                                                     ----------     ----------     ----------     ----------  ----------  ----------
Net asset value - End of year                        $ 7.670        $ 7.460        $ 7.460        $ 7.810     $ 7.660     $ 7.660
                                                     ==========     ==========     ==========     ==========  ==========  ==========
Total Return(3)                                        (1.79)%(8)     (2.61)%(8)     (2.61)%(8)     25.97%      25.16%      25.16%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)              $12,545        $11,480        $11,129        $15,910     $13,028     $13,652
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                       1.65%          2.40%          2.40%          1.65%       2.40%       2.40%
  Net expenses after custodian fee reduction(4)         1.65%          2.40%          2.40%          1.65%       2.40%       2.40%
  Net investment loss                                  (1.40)%        (2.14)%        (2.15)%        (1.44)%     (2.20)%     (2.20)%
Portfolio Turnover of the Portfolio                      282%           282%           282%           248%        248%        248%

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator.  Had such action not been taken, the ratios and the net investment loss per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses(4)                                           1.67%          2.42%          2.42%          1.70%       2.43%       2.44%
  Expenses after custodian fee reduction(4)             1.67%          2.42%          2.42%          1.70%       2.43%       2.44%
  Net investment loss                                  (1.42)%        (2.16)%        (2.17)%        (1.49)%     (2.23)%     (2.24)%
Net investment loss per share(2)                     $(0.110)       $(0.164)       $(0.164)       $(0.100)    $(0.147)    $(0.147)

                                                     Tax-Managed Small-Cap Growth Fund 1.2
                                                -----------------------------------------------
                                                             Year Ended October 31,
                                                -----------------------------------------------
                                                                      2002
                                                -----------------------------------------------
                                                     Class A        Class B        Class C
-----------------------------------------------------------------------------------------------
Net asset value - Beginning of year                  $ 8.010        $ 7.970        $ 7.980
                                                     ----------     ----------     ----------
Income (loss) from operations
Net investment loss(2)                               $(0.087)       $(0.142)       $(0.143)
Net realized and unrealized gain (loss)               (1.723)        (1.708)        (1.717)
                                                     ----------     ----------     ----------
Total income (loss) from operations                  $(1.810)       $(1.850)       $(1.860)
                                                     ----------     ----------     ----------
Net asset value - End of year                        $ 6.200        $ 6.120        $ 6.120
                                                     ==========     ==========     ==========
Total Return(3)                                       (22.60)%       (23.21)%       (23.31)%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)              $13,750        $ 9,550        $12,152
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                       1.39%          2.14%          2.14%
  Net expenses after custodian fee reduction(4)         1.39%          2.14%          2.14%
  Net investment loss                                  (1.15)%        (1.90)%        (1.90)%
Portfolio Turnover of the Portfolio                      131%           131%           131%

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator.
  Had such action not been taken, the ratios and the net investment loss per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses(4)                                           1.66%          2.41%          2.41%
  Expenses after custodian fee reductionn(4)            1.66%          2.41%          2.41%
  Net investment loss                                  (1.42)%        (2.17)%        (2.17)%
Net investment loss per share(2)                     $(0.107)       $(0.162)       $(0.163)

                                                   (See footnotes on last page.)

                                                        Tax-Managed Small Cap Growth Fund 1.2
                                                   --------------------------------------------
                                                               Period Ended October 31,
                                                   --------------------------------------------
                                                                        2001(1)
                                                   --------------------------------------------
                                                        Class A        Class B     Class C
-----------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $10.000        $10.000     $10.000
                                                        ----------     ----------  ----------
Income (loss) from operations
Net investment loss(2)
Net realized and unrealized gain (loss)                  (1.924)        (1.920)     (1.909)
                                                        ----------     ----------  ----------
Total income (loss) from operations                     $(1.990)       $(2.030)    $(2.020)
                                                        ----------     ----------  ----------
Net asset value - End of year                            $8.010         $7.970      $7.980
                                                        ==========     ==========  ==========
Total Return(3)                                          (19.90)%       (20.30)%    (20.20)%
Ratios/Supplemental Data+
Net assets, end of year (000's omitted)                  $9,419         $7,125      $9,747
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                          1.35%(5)       2.10%(5)    2.10%(5)
  Net expenses after custodian fee reduction(4)            1.33%(5)       2.08%(5)    2.08%(5)
  Net investment loss                                     (1.13)%(5)     (1.89)%(5)  (1.88)%(5)
Portfolio Turnover of the Portfolio                          38%            38%         38%

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator.  Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average net assets):
  Expenses(4)                                              2.35%(5)       3.10%(5)     3.10%(5)
  Expenses after custodian fee reduction(4)                2.33%(5)       3.08%(5)     3.08%(5)
  Net investment loss                                     (2.13)%(5)     (2.89)%(5)   (2.88)%(5)
  Net investment loss per share(2)                      $(0.124)       $(0.168)     $(0.170)

                                                   (See footnotes on last page.)

                                                                            Tax-Managed Small-Cap Value Fund
                                                   --------------------------------------------------------------------------
                                                                               Year Ended October 31,
                                                   --------------------------------------------------------------------------
                                                                      2004                               2003
                                                   --------------------------------------------------------------------------
                                                        Class A     Class B     Class C     Class A     Class B  Class C
-----------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $11.420     $11.290     $11.290     $ 8.860     $ 8.820  $ 8.820
                                                        ----------  ----------  ----------  ----------  -------- ----------
Income (loss) from operations
Net investment loss(2)                                  $(0.082)    $(0.171)    $(0.171)    $(0.061)    $(0.132) $(0.131)
Net realized and unrealized gain (loss)                   1.672       1.651       1.661       2.621       2.602    2.601
                                                        ----------  ----------  ----------  ----------  -------- ----------
Total income (loss) from operations                     $ 1.590     $ 1.480     $ 1.490     $ 2.560     $ 2.470  $ 2.470
                                                        ----------  ----------  ----------  ----------  -------- ----------
Net asset value - End of year                           $13.010     $12.770     $12.780     $11.420     $11.290  $11.290
                                                        ==========  ==========  ==========  ==========  ======== ==========
Total Return(3)                                           13.92%      13.11%      13.20%      28.89%      28.00%   28.00%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)                 $10,772     $ 7,784     $ 5,179     $ 7,509     $ 5,961  $ 3,870
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                          1.75%       2.50%       2.50%       1.75%       2.50%    2.50%
  Net investment loss                                     (0.67)%     (1.41)%     (1.42)%     (0.62)%     (1.36)%  (1.35)%
Portfolio Turnover of the Portfolio                          12%         12%         12%         21%         21%      21%

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator.  Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses(4)                                              2.10%       2.85%       2.85%       2.60%       3.35%    3.35%
  Net investment loss                                     (1.02)%     (1.76)%     (1.77)%     (1.47)%     (2.21)%  (2.20)%
Net investment loss per share(2)                        $(0.125)    $(0.213)    $(0.213)    $(0.145)    $(0.215) $(0.213)

                                                           Tax-Managed Small-Cap Value Fund
                                                   -----------------------------------------------
                                                                Year Ended October 31,
                                                   -----------------------------------------------
                                                                        2002(1)
                                                   -----------------------------------------------
                                                        Class A        Class B        Class C
--------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $10.000        $10.000        $10.000
                                                        ----------     ----------     ----------
Income (loss) from operations
Net investment loss(2)                                  $(0.046)       $(0.091)       $(0.092)
Net realized and unrealized gain (loss)                  (1.094)        (1.089)        (1.088)
                                                        ----------     ----------     ----------
Total income (loss) from operations                     $(1.140)       $(1.180)       $(1.180)
                                                        ----------     ----------     ----------
Net asset value - End of year                           $ 8.860        $ 8.820        $ 8.820
                                                        ==========     ==========     ==========
Total Return(3)                                          (11.40)%       (11.80)%       (11.80)%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)                 $ 3,105        $ 2,323        $ 1,862
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                          1.75%(5)       2.50%(5)       2.50%(5)
  Net investment loss                                     (0.74)%(5)     (1.47)%(5)     (1.48)%(5)
Portfolio Turnover of the Portfolio                           5%             5%             5%

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses(4)                                              4.41%(5)       5.16%(5)       5.16%(5)
  Net investment loss                                     (2.20)%        (4.13)(5)      (4.15)%(5)
Net investment loss per share(2)                        $(0.211)       $(0.256)       $(0.258)

                                                   (See footnotes on last page.)

                                                                               Tax-Managed Value Fund
                                                   -----------------------------------------------------------------------------
                                                                                Year Ended October, 31
                                                   -----------------------------------------------------------------------------
                                                                     2004                                 2003
                                                   -----------------------------------------------------------------------------
                                                        Class A     Class B     Class C     Class A     Class B     Class C
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 12.460    $ 11.740    $ 12.050    $ 10.770    $ 10.220    $ 10.490
                                                        ----------- ----------- ----------- ----------- ----------- -----------
Income (loss) from operations
Net investment income (loss)                            $  0.135    $  0.035    $  0.038    $  0.101    $  0.017    $  0.018
Net realized and unrealized gain (loss)                    1.471       1.384       1.412       1.594       1.503       1.542
                                                        ----------- ----------- ----------- ----------- ----------- -----------
Total income (loss) from operations                     $  1.606    $  1.419    $  1.450    $  1.695    $  1.520    $  1.560
                                                        ----------- ----------- ----------- ----------- ----------- -----------
Less distributions
From net investment income                              $ (0.116)   $ (0.029)   $ (0.030)   $ (0.005)   $     --    $     --
                                                        ----------- ----------- ----------- ----------- ----------- -----------
Total distributions                                     $ (0.116)   $ (0.029)   $ (0.030)   $ (0.005)   $     --    $     --
                                                        ----------- ----------- ----------- ----------- ----------- -----------
Net asset value - End of year                           $ 13.950    $ 13.130    $ 13.470    $ 12.460    $ 11.740    $ 12.050
                                                        =========== =========== =========== =========== =========== ===========
Total Return(3)                                            12.96%      12.10%      12.05%      15.74%      14.87%      14.87%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $269,908    $227,778    $216,066    $211,918    $203,665    $197,385
Ratios (as a percentage of average daily net assets):
  Expenses(4)                                               1.22%       1.97%       1.97%       1.27%       2.02%       2.02%
  Net investment income (loss)                              1.03%       0.29%       0.29%       0.91%       0.16%       0.16%
Portfolio Turnover of the Portfolio                           44%         44%         44%         76%         76%         76%
Portfolio Turnover of the Fund(6)                             --          --          --          --          --          --

                                                             Tax-Managed Value Fund
                                                   -----------------------------------------
                                                            Year Ended October, 31
                                                   -----------------------------------------
                                                                      2002
                                                   -----------------------------------------
                                                        Class A      Class B    Class C
---------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 11.770     $ 11.250   $ 11.550
                                                        ----------- ----------- -----------
Income (loss) from operations
Net investment income (loss)                            $  0.051     $ (0.034)  $ (0.034)
Net realized and unrealized gain (loss)                   (1.051)      (0.996)    (1.026)
                                                        ----------- ----------- -----------
Total income (loss) from operations                     $ (1.000)    $ (1.030)  $ (1.060)
                                                        ----------- ----------- -----------
Less distributions
From net investment income                              $     --     $     --   $     --
                                                        ----------- ----------- -----------
Total distributions                                     $     --     $     --   $     --
                                                        ----------- ----------- -----------
Net asset value - End of year                           $ 10.770     $ 10.220   $ 10.490
                                                        =========== =========== ===========
Total Return(3)                                            (8.50)%      (9.16)%    (9.18)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $181,588     $174,951   $173,306
Ratios (as a percentage of average daily net assets):
  Expenses(4)                                               1.26%        2.01%      2.01%
  Net investment income (loss)                              0.44%       (0.31)%    (0.31)%
Portfolio Turnover of the Portfolio                          213%         213%       213%
Portfolio Turnover of the Fund(6)                             --           --         --

                                                   (See footnotes on last page.)

                                                                            Tax-Managed Value Fund
                                                ----------------------------------------------------------------------------------
                                                                            Year Ended October, 31
                                                ----------------------------------------------------------------------------------
                                                                      2001                                2000(1)
                                                ----------------------------------------------------------------------------------
                                                     Class A        Class B       Class C     Class A     Class B     Class C
----------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                  $ 12.150       $ 11.710      $ 12.020    $10.000     $10.000     $10.000
                                                     -----------    -----------   ----------- ----------  ----------  ----------
Income (loss) from operations
Net investment income (loss)                         $  0.012       $ (0.039)     $ (0.041)   $(0.002)    $(0.029)    $(0.027)
Net realized and unrealized gain (loss)                (0.392)        (0.421)       (0.429)     2.152       1.739       2.047
                                                     -----------    -----------   ----------- ----------  ----------  ----------
Total income (loss) from operations                  $ (0.380)      $ (0.460)     $ (0.470)   $ 2.150     $ 1.710     $ 2.020
                                                     -----------    -----------   ----------- ----------  ----------  ----------
Less distributions
From net investment income                           $     --       $     --      $     --    $    --     $    --     $    --
                                                     -----------    -----------   ----------- ----------  ----------  ----------
Total distributions                                  $     --       $     --      $     --    $    --     $    --     $    --
                                                     -----------    -----------   ----------- ----------  ----------  ----------
Net asset value - End of year                        $ 11.770       $ 11.250      $ 11.550    $12.150     $11.710     $12.020
                                                     ===========    ===========   =========== ==========  ==========  ==========
Total Return(3)                                         (3.13)%        (3.93)%       (3.91)%    21.50%      17.10%      20.20%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)              $152,849       $147,570      $139,653    $30,140     $20,690     $18,494
Ratios (as a percentage of average daily net assets):
  Expenses(4)                                            1.29%          2.04%         2.04%      1.71%(5)    2.45%(5)    2.46%(5)
  Net investment income (loss)                           0.17%         (0.59)%       (0.59)%    (0.06)%(5)  (0.78)%(5)  (0.81)%(5)
Portfolio Turnover of the Portfolio                        45%(7)         45%(7)        45%(7)     --            --          --
Portfolio Turnover of the Fund(6)                          83%            83%           83%       128%          128%        128%

(1) For Tax-Managed Equity Asset Allocation Fund, Tax-Managed Mid-Cap Core Fund and Tax-Managed Small-Cap Value Fund (all classes) for the period from the start of business, March 4, 2002, to October 31, 2002; for Tax-Managed Multi-Cap Opportunity Fund for the period from the start of business (June 30, 2000 for Class A and July 10, 2000 for Class B and Class C) to October 31, 2000; for Tax-Managed Small-Cap Growth Fund 1.2 (all classes) for the period from the start of business, March 2, 2001, to October 31, 2001; and for Tax-Managed Value Fund for the period from the start of business (December 27, 1999 for Class A, January 18, 2000 for Class B and January 24, 2000 for Class C) to October 31, 2000.
(2) Net investment income (loss) per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.
(6) Represents the rate of portfolio activity for the period during which the Tax-Managed International Growth and Tax-Managed Value Funds were making investments directly in securities. On July 23, 2001, Tax-Managed International Equity Fund transferred all of its investable assets to the Tax-Managed International Equity Portfolio.
(7) For the period from the Tax-Managed International Equity Portfolio's and Tax-Managed Value Portfolio's start of business, July 23, 2001, to October 31, 2001.
(8) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in Tax-Managed Small-Cap Growth Portfolio (the Portfolio), realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share. Had such actions not been taken, the total return would have been (1.92)% for the year ended October 31, 2004.
(9)  Amounts represent less than $0.0005.

LOGO









MORE INFORMATION
--------------------------------------------------------------------------------
     About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-4015.                                     TMCOMBP

1243-3/05                                        (C) 2005 Eaton Vance Management

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          May 30, 2005


              Eaton Vance Tax-Managed Equity Asset Allocation Fund
                Eaton Vance Tax-Managed International Equity Fund
                    Eaton Vance Tax-Managed Mid-Cap Core Fund
               Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
                Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
                  Eaton Vance Tax-Managed Small-Cap Value Fund
                       Eaton Vance Tax-Managed Value Fund

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122


This Statement of Additional Information ("SAI") provides general information about the Funds and their corresponding Portfolios. Each Fund and Portfolio are diversified, open-end management companies. Each Fund is a series of Eaton Vance Mutual Funds Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                Page                                      Page
Strategies and Risks              2     Purchasing and Redeeming Shares    26
Investment Restrictions           5     Sales Charges                      28
Management and Organization       6     Performance                        30
Investment Advisory and                 Taxes                              32
  Administrative Services        16     Portfolio Securities Transactions  34
Other Service Providers          25     Financial Statements               37
Calculation of Net Asset Value   26

Appendix A:  Class A Fees, Performance and Ownership                       38
Appendix B:  Class B Fees, Performance and Ownership                       42
Appendix C:  Class C Fees, Performance and Ownership                       46
Appendix D:  Eaton Vance Funds Proxy Voting Policies and Procedures        50
Appendix E:  Adviser Proxy Voting Policies                                 52
Appendix F:  Eagle Global Advisors, L.L.C. Proxy Voting Procedures         56
Appendix G:  Atlanta Capital Management Company, LLC Proxy Voting
             Policies and Proxy Voting Procedures                          61
Appendix H:  Fox Asset Management Proxy Voting Policy                      65


Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI. The Trustees of the Trust have considered this factor in approving the use of a combined SAI.


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Funds' prospectus dated May 30, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.










(C) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s). As set forth in the prospectus, certain Funds and
Portfolios  have a policy  of  investing  at least  80% of their  net  assets in companies  within  a  certain  market  capitalization,  which is  determined  by reference to a particular market index (the "Index"). For purposes of establishing the market capitalizations of companies included in the Index for a particular month, these Funds and Portfolios will refer to the market capitalizations of companies included in the Index as of the first business day of that month.

Tax-Managed Investing. Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of a mutual fund that invests in equities - price appreciation, distributions of qualified dividend income, distributions of other investment income and distributions of realized short-term and long-term capital gains - which are treated differently for federal income tax purposes. Distributions of income other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently as high as 35%. Distributions of qualified dividend income and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 15%. Returns derived from price appreciation are untaxed until the shareholder disposes of his or her shares. Upon disposition, a capital gain (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the disposition and the shareholder's adjusted tax basis is realized.

Realized losses that are allocated from a Portfolio to Tax-Managed Equity Asset Allocation Fund are available to that Fund to offset realized gains allocated to the Fund by other Portfolios. An investor investing in multiple mutual funds cannot offset capital gains distributed by one fund with capital losses realized by another fund, or offset capital gain realized on the sale of one fund's shares with the capital losses realized by another fund unless the shares of that fund are sold.

As noted in the prospectus, Equity Asset Allocation Fund may withdraw cash from an overweighted Portfolio for investment in an underweighted Portfolio. Withdrawal and reinvestment of available Portfolio cash usually does not trigger the recognition of taxable gains or losses. The Fund may also use cash invested by new shareholders to add to the Fund's underweighted Portfolio positions. The Fund expects that the foregoing rebalancing techniques should enable the Fund to maintain its asset allocation within targeted ranges with substantially fewer taxable events than comparably rebalanced portfolios of stand-alone mutual funds.

Equity Investments. Each Portfolio invests primarily in common stocks and securities convertible into common stocks. Each Portfolio also may invest in investment-grade preferred stocks, debt securities (normally limited to securities convertible into common stocks), warrants and other securities and instruments.

Real Estate Investment Trusts. Each Portfolio may invest in real estate investment trusts ("REITs"), and therefore, is subject to the special risks associated with real estate. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Foreign Investments. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, and, in the case of depositary receipts traded on non-U.S. markets, foreign exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Derivative Instruments. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on indicies and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Portfolio holds. A Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Portfolio's assets.

Over-the-counter ("OTC") derivative instruments , equity swaps and forward sales of shares involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Each Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefor is not subject to registration or regulation as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to a Portfolio. Each Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. Credit exposure on equity swaps to any one counterparty will be limited to 5% or less of net assets. Call options written on securites will be covered by ownership of the securities subject to the call option or an offsetting option.

Asset Coverage. To the extent required by SEC guidelines, each Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Lending Portfolio Securities. Each Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. Each Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and the investment adviser will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. Distributions of any income realized from securities loans will be taxable as ordinary income.

Other Investment Companies. Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the investment adviser. Each Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio.

Short Sales. A Portfolio may sell individual securities short if it owns at least an equal amount of the security sold short or has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that, if such right is conditional, the sale is made upon the same conditions (a covered short sale). A Portfolio may sell short securities representing an index or basket of securities whose constituents the Portfolio holds in whole or in part. A short sale of an index or basket security will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Portfolio.

The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. The exposure to loss on covered short sales (to the extent the value of the security sold short rises instead of falls) is offset by the increase in the value of the underlying security or securities retained. The profit or loss on a covered short sale is also affected by the borrowing cost of any securities borrowed in connection with the short sale (which will vary with market conditions) and use of the proceeds of the short sale. Each Portfolio expects normally to close its covered short sales by delivering newly-acquired stock.

Exposure to loss on an index or basket security sold short will not be offset by gains on other securities holdings to the extent that the constituent securities of the index or basket security sold short are not held by a Portfolio. Such losses may be substantial.

Temporary Investments. A Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Portfolio Turnover. Each Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally be lower than that of most other mutual funds with a similar investment strategy, except to the extent each Portfolio sells securities in order to generate capital losses. Selling securities for such purposes will increase each Portfolio's turnover rate and the trading costs it incurs.

Diversified Status. Each of the Funds and Portfolios are a "diversified" investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because debt obligations are not voting securities). With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of a Fund. Accordingly, each Fund may not:

(1)  Borrow  money or issue  senior  securities  except as permitted by the 1940
     Act;
(2) Purchase any securities or evidences of interest therein on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;
(3)  Engage in the underwriting of securities;
(4) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities;
(5) Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities, and (d) (except for Tax-Managed Small-Cap Growth and Tax-Managed International Equity Funds) lending cash consistent with applicable law;
(6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of anyone issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

(7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in any one industry.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of each Fund, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; moreover, Tax-Managed Equity Asset Allocation Fund may invest its investable assets in other open-end management companies in the same group of investment companies as the Fund, to the extent permitted by Section 12(d)(1)(G) of the 1940 Act.

Each Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by each Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of a Portfolio.

The following nonfundamental investment policies have been adopted by each Fund and Portfolio. A policy may be changed by the Trustees with respect to a Fund without approval by the Fund's shareholders or, with respect to a Portfolio, without approval of the Fund or its other investors. Each Fund and Portfolio will not:

  * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or
  * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund and Portfolio to dispose of such security or other asset. However, a Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of each Portfolio are responsible for the overall management and supervision of the affairs of each Portfolio. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of each Fund (see "Principal Underwriter" under "Other Service Providers").

As used in the table below, "IEP" refers to International Equity Portfolio, "MCCP" refers to Mid-Cap Core Portfolio, "MCOP" refers to Multi-Cap Opportunity Portfolio, "SCGP" refers to Small-Cap Growth Portfolio, "SCVP" refers to Small-Cap Value Portfolio and "VP" refers to Value Portfolio.

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee                Trustee of the        Chairman, President and          197        Director of EVC
 11/9/41                                        Trust since 1991;     Chief Executive Officer of
                                                of IEP and SCGP       BMR, Eaton Vance, EVC and
                                                since 1998; of        EV; Director of EV; Vice
                                                MCOP since 2000;      President and Director of
                                                of VP since 2001;     EVD. Trustee and/or officer
                                                Trustee and           of 197 registered investment
                                                President of          companies in the Eaton Vance
                                                MCCP and SCVP         Fund Complex.  Mr. Hawkes is
                                                since 2001            an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

NONINTERESTED TRUSTEES

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).

 SAMUEL L. HAYES, III    Chairman of the        Trustee of the        Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      Trust since 1986;     Investment Banking Emeritus,                Tiffany & Co.
                                                of IEP and SCGP       Harvard University Graduate                 (specialty
                                                since 1998; of        School of Business                          retailer) and
                                                MCOP since 2000;      Administration.                             Telect, Inc.
                                                and of MCCP, SCVP                                                 (telecommunication
                                                and VP since                                                      services company)
                                                2001 and Chairman
                                                of the Board since
                                                2005

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER        Trustee                Trustee of the        President, Chief Executive       197        None
 9/21/35                                        Trust since 1986;     Officer and a Director of
                                                of IEP and SCGP       Asset Management Finance
                                                since 1998; of        Corp. (a specialty finance
                                                MCOP since 2000;      company serving the
                                                and of MCCP, SCVP     investment management
                                                and VP since 2001     industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Trustee of the        Professor of Law, University     197        None
 9/14/57                                        Trust, IEP and        of California at Los Angeles
                                                SCGP since 1998;      School of Law (since July
                                                of MCOP since         2001). Formerly, Professor of
                                                2000; and of MCCP,    Law, Georgetown University
                                                SCVP and VP since     Law Center.
                                                2001

                                       7

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS E. FAUST JR.      President of the       President of the     Executive Vice President of Eaton Vance, BMR, EVC and EV; Chief
5/31/58                  Trust; President of    Trust since 2002;    Investment Officer of Eaton Vance and BMR and Director of EVC.
                         MCCP and SCVP          Vice President of    Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                MCCP and SCVP        Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                since 2001           LLC and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance). Officer of 61 registered investment companies managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON     Vice President of      Vice President of    Senior Vice President and Chief Equity Investment Officer of
10/26/57                 the Trust; President   the Trust since      Eaton Vance and BMR. Officer of 48 registered investment
                         of IEP, MCOP, SCGP     2001; President      companies managed by Eaton Vance or BMR.
                         and VP                 of IEP, MCOP, SCGP
                                                and VP since 2002

WILLIAM H. AHERN, JR.    Vice President of      Since 1995           Vice President of Eaton Vance and BMR. Officer of 78 registered
7/28/59                  the Trust                                   investment companies managed by Eaton Vance or BMR.

EDWARD R. ALLEN, III     Vice President of      Since 2004           Partner and Chairman of the International Investment Committee
7/5/60                   IEP                                         of Eagle. Officer of 1 registered investment company managed by Eaton Vance or BMR.

ARIEH COLL               Vice President of      Since 2000           Vice President of Eaton Vance and BMR. Officer of 6 registered
11/9/63                  MCOP                                        investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER         Vice President of      Since 1997           Vice President of Eaton Vance and BMR. Officer of 124
8/20/43                  the Trust                                   registered investment companies managed by Eaton Vance or BMR.

WILLIAM R. HACKNEY, III  Vice President of      Since 2001           Managing Partner and member of the Executive Committee of
4/12/48                  MCCP                                        Atlanta Capital. Officer of 3 registered investment companies managed by Eaton Vance or BMR.

THOMAS N. HUNT, III      Vice President of      Since 2004           Partner of Eagle. OFficer of 1 registered investment company
11/6/64                  IEP                                         managed by Eaton Vance or BMR.

MICHAEL R. MACH          Vice President         Vice President of    Vice President of Eaton Vance and BMR. Officer of 31 registered
7/15/47                  of the Trust and       the Trust since      investment companies managed by Eaton Vance or BMR.
                         VP                     1999; of VP since
                                                2001

ROBERT B. MACINTOSH      Vice President of      Since 1998           Vice President of Eaton Vance and BMR. Officer of 124
1/22/57                  the Trust                                   registered investment companies managed by Eaton Vance or BMR.

PAUL J. MARSHALL         Vice President of      Since 2001           Vice President of Atlanta Capital. Portfolio manager for Bank
5/2/65                   MCCP                                        of America Capital Management (1995-2000). Officer of 2
                                                                     registered investment companies managed by Eaton Vance or BMR.

GEORGE C. PIERIDES       Vice President of      Since 2001           Senior Managing Director of Fox. Officer of 12 registered
12/26/57                 SCVP                                        investment companies managed by Eaton Vance or BMR.

                                       8

CHARLES B. REED          Vice President of      Since 2001           Vice President of Atlanta Capital. Officer of 2 registered
10/9/65                  MCCP                                        investment companies managed by Eaton Vance or BMR.

WALTER A. ROW, III       Vice President of      Since 2001           Director of Equity Research and a Vice President of Eaton Vance
7/20/57                  the Trust                                   and BMR. Officer of 28 registered investment companies managed by Eaton Vance or BMR.

JUDITH A. SARYAN         Vice President of      Since 2003           Vice President of Eaton Vance and BMR. Officer of 30 registered
8/21/54                  the Trust                                   investment companies managed by Eaton Vance or BMR.

SUSAN SCHIFF             Vice President of      Since 2002           Vice President of Eaton Vance and BMR. Officer of 28 registered
3/13/61                  the Trust                                   investment companies managed by Eaton Vance or BMR.

TONI Y. SHIMURA          Vice President of      Since 2003           Vice President of Eaton Vance and BMR. Previously, Senior Vice
2/3/52                   SCGP                                        President and Portfolio Manager with Massachusetts Financial
                                                                     Services Company (1993-2002). Officer of 3 registered
                                                                     investment companies managed by Eaton Vance or BMR.

KRISTIN S. ANAGNOST      Treasurer of IEP       Since 2002*          Assistant Vice President of Eaton Vance and BMR. Officer of 106
6/12/65                                                              registered investment companies managed by Eaton Vance or BMR.

KEVIN M. CONNERTY        Treasurer of MCOP      Since 2005           Vice President of Eaton Vance and BMR. Previously, Director and
4/20/64                  and VP                                      Vice President of PFPC Inc. (1999-2005). Officer of 4
                                                                     registered investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              Secretary of the     Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                        Trust since 1997;    Vance, EVD, EV and EVC. Officer of 197 registered investment
                                                of IEP and SCGP      companies managed by Eaton Vance or BMR.
                                                since 1998; of
                                                MCOP since 2000;
                                                and of MCCP, SCVP
                                                and VP since 2001

MICHELLE A. GREEN        Treasurer of MCCP,     Since 2002*          Vice President of Eaton Vance and BMR. Chief Financial Officer
8/25/69                  SCGP and SCVP                               of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar
                                                                     Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital
                                                                     Fund LLC (private investment companies sponsored by Eaton
                                                                     Vance). Officer of 82 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer of the       Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                   Trust                                       registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 197
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.

 * Prior to 2002, Ms. Green served as Assistant Treasurer of Small-Cap Growth Portfolio since 1998 and of Small-Cap Value and Mid-Cap Core Portfolios since 2001 and Ms. Anagnost served as Assistant Treasurer of International Equity Portfolio since 1998.

The Board of Trustees of the Trust and the Portfolios have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust and a Portfolio. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended October 31, 2004, the Governance Committee convened six times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and the Portfolios. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee each Fund and Portfolio's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund and Portfolio's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund and Portfolio's compliance with legal and regulatory requirements that relate to each Fund and Portfolio's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended October 31, 2004, the Audit Committee convened five times.

Messrs. Hayes (Chairman), Esty, Park, Pearlman and Reamer are currently members of the Special Committee of the Board of Trustees of the Trust and the Portfolios. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolios, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Funds, Portfolios or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Funds and Portfolios, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Funds, Portfolios or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act. On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended October 31, 2004, the Special Committee convened five times.

In considering the renewal of the investment advisory agreements and sub-advisory agreements, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held March 21, 2005 to specifically consider the renewal of the investment advisory agreements and sub-advisory agreements. Such information included, among other things, the following:

  * An independent report comparing the advisory fees of each Portfolio and the Fund with those of comparable funds;
  * An independent report comparing the expense ratio of each Fund to those of comparable funds;
  * Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;
  * The economic outlook and the general investment outlook in relevant investment markets;
  * Eaton Vance's results and financial condition and the overall organization of the investment adviser;
  * The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;
  * The allocation of brokerage and the benefits received by the investment adviser as the result of brokerage allocation;
  * Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

  * The resources devoted to compliance efforts undertaken by Eaton Vance and Atlanta Capital, Fox and Eagle, where applicable, on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
  * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
  * The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by each Portfolio and Fund for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser and each sub-adviser. In so doing, the Special Committee considered their management capabilities with respect to the types of investments held by each Portfolio and the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory and sub-advisory agreements. The Special Committee specifically noted the investment adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Special Committee evaluated the level of skill required to manage each Portfolio and the Fund and concluded that the human resources available at the investment adviser and each sub-adviser were appropriate to fulfill effectively its duties on behalf of each Portfolio and the Fund.

With respect to each Portfolio and the Fund, the Special Committee also considered the additional specific factors and related conclusions as detailed below.

Equity Asset Allocation Fund; Multi-Cap Opportunity Portfolio; Mid-Cap Core Portfolio; Small-Cap Growth Portfolio; Small-Cap Value Portfolio; and Value Portfolio

In its review of comparative information with respect to investment performance, the Special Committee concluded that each Fund has performed within a range that the Special Committee deemed competitive.

International Equity Portfolio

In its review of comparative information with regard to investment performance, the Special Committee noted that since assuming responsibility of the day-to-day portfolio management in May 2004, Eagle has taken actions to improve the performance of the Fund, such as significantly restructuring portfolio holdings. The Special Committee concluded that it is appropriate to allow reasonable time to evaluate the effectiveness of these actions.

With respect to its review of investment advisory and sub-advisory fees, the Special Committee concluded that the fees paid by the Portfolios and the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of each Fund, the Special Committee concluded that, in light of the asset size of each Fund, each Fund's expense ratio is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of profits of each investment adviser and each sub-adviser (other than Eagle) in providing investment management services for the Portfolios and the Fund and for all Eaton Vance funds as a group. The Special Committee also reviewed the implementation of a soft dollar reimbursement program pursuant to which each Portfolio and the Fund may receive reimbursement payments in respect of third party research services obtained by the investment adviser or sub-adviser as a result of soft dollar credits generated through trading on behalf of the Fund. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for each Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser and sub-advisers in connection with the services rendered to each Portfolio and Fund and the business reputation of the investment adviser and its financial resources. The Special Committee also concluded that, in light of its role as a sub-adviser not affiliated with the International Equity Portfolio's investment adviser, Eagle's profitability in managing the Portfolio was not a material factor. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser and Atlanta Capital and Fox, each an affiliated sub-adviser, are not unreasonable. The Special Committee also considered the extent to which the investment adviser and each sub-adviser appears to be realizing benefits from economies of scale in managing the Portfolios and the Fund, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolios and the shareholders of the Funds.

The Special  Committee  did not consider  any single  factor as  controlling  in determining whether or not to renew the investment advisory agreements and sub-advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements and sub-advisory agreements, including the fee structures (described herein), is in the interests of shareholders.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. Interests in a Portfolio cannot be purchased by a Trustee.

                                                                     Dollar Range of Equity Securities Owned by
                                                                     ------------------------------------------
Fund Name                                   Benjamin C. Esty(2)(3)    James B. Hawkes(1)    Samuel L. Hayes(2)    William H. Park(2)
---------                                   ----------------------    ------------------    ------------------    ------------------
Tax-Managed Equity Asset Allocation Fund             None               over $100,000             None                  None
Tax-Managed International Growth Fund                None                   None                  None                  None
Tax-Managed Mid-Cap Core Fund                        None                   None                  None                  None
Tax-Managed Multi-Cap Opportunity Fund               None                   None                  None                  None
Tax-Managed Small-Cap Growth Fund 1.2                None                   None                  None                  None
Tax-Managed Small-Cap Value Fund                     None                   None                  None                  None
Tax-Managed Value Fund                               None               over $100,000             None                  None

Aggregate Dollar Range of Equity Securities
Owned in all Registered Funds Overseen by
Trustee in the Eaton Vance Family of Funds           None               over $100,000         over $100,000        over $100,000

                                                                   Dollar Range of Equity Securities Owned by
                                                                   ------------------------------------------
Fund Name                                  Ronald A. Pearlman(2)    Norton H. Reamer(2)    Lynn A. Stout(2)     Ralph F. Verni(2)(3)
---------                                  ---------------------    -------------------    ----------------     --------------------
Tax-Managed Equity Asset Allocation Fund            None                   None                  None                  None
Tax-Managed International Growth Fund               None                   None                  None                  None
Tax-Managed Mid-Cap Core Fund                       None                   None                  None                  None
Tax-Managed Multi-Cap Opportunity Fund              None                   None                  None                  None
Tax-Managed Small-Cap Growth Fund 1.2               None                   None                  None                  None
Tax-Managed Small-Cap Value Fund                    None                   None                  None                  None
Tax-Managed Value Fund                       $10,001 - $50,000             None                  None                  None

Aggregate Dollar Range of Equity Securities
Owned in all Registered Funds Overseen by
Trustee in the Eaton Vance Family of Funds      over $100,000           over $100,000       over $100,000*             None

(1)  Interested Trustees
(2)  Noninterested Trustees
(3) Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and had no beneficial ownership of securities in each Fund or in the Eaton Vance Fund Complex as of December 31, 2004.
* Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.

As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

 1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;
 2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or
 3. Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD;
     (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or a Portfolio or any of their immediate family members served as an officer.

Trustees of each Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by a Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on a Portfolio's assets, liabilities, and net income per share, and will not obligate a Portfolio to retain the services of any Trustee or obligate a Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolios has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust and the Portfolios are paid by the Funds (and other series of the Trust) and the Portfolios, respectively. (A Trustee of the Trust and the Portfolios who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolios). During the fiscal year ended October 31, 2004, the Trustees of the Trust and the Portfolios earned the following compensation in their capacities as Trustees from the Trust and the Portfolios. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                       Jessica M.      Samuel L.    William H.    Ronald A.    Norton H.     Lynn A.
Sounce of Compensation                Bibliowicz(7)      Hayes       Park(3)      Pearlman      Reamer       Stout(4)
-----------------------               -------------    ---------    ----------    ---------    ---------     --------
Trust(2)                                $ 4,958        $ 11,767      $ 10,717      $ 11,080     $ 11,170     $ 11,708
International Equity Portfolio              529           1,604         1,421         1,361        1,523        1,441
Mid-Cap Core Portfolio                      156             836           738           701          793          793
Multi-Cap Opportunity Portfolio             386           1,456         1,285         1,218        1,382        1,282
Small-Cap Growth Portfolio                  899           2,363         2,117         2,094        2,243        2,214
Small-Cap Value Portfolioo                  156             836           738           701          793          793
Value Portfolio                           1,550           3,925         3,551         3,605        3,727        3,794
Trust and Fund Complex                   48,125         200,000       180,000(5)    180,000      190,000      190,000(6)

(1) As of May 1, 2005, the Eaton Vance fund complex consists of 197 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period shown in the table above.

(2)  The Trust consisted of 22 Funds as of October 31, 2004.
(3) Includes deferred compensation as follows: Mid-Cap Core -- $738; Multi-Cap Opportunity -- $1,285; Small-Cap Growth -- $2,117; Small-Cap Value -- $738; International Equity -- $1,421; and Value -- $3,551.
(4) Includes deferred compensation as follows: Mid-Cap Core -- $319; Multi-Cap Opportunity -- $516; Small-Cap Growth -- $891; Small-Cap Value -- $319; International Equity -- $580; and Value -- $1,526.
(5)  Includes $106,981 of deferred compensation.
(6)  Includes $45,000 of deferred compensation.
(7)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

Organization. The Fund is a series of the Trust, which was organized under Massachusetts law on May 7, 1984 and is operated as an open-end management investment company. On March 1, 2002, Tax-Managed Multi-Cap Opportunity Fund changed its name from "Eaton Vance Tax-Managed Capital Appreciation Fund" to "Eaton Vance Tax-Managed Multi-Cap Opportunity Fund" and Tax-Managed Small-Cap Growth Fund changed its name from "Eaton Vance Tax-Managed Emerging Growth Fund 1.2" to "Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2". On May 17, 2004, Tax-Managed International Growth Fund changed its name from "Eaton Vance Tax-Managed International Growth Fund" to "Eaton Vance Tax-Managed International Equity Fund".

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund). The Trustees of the Trust have divided the shares of each Fund into multiple classes. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

The Portfolios were organized as trusts under the laws of the state of New York on June 22, 1998 (Small-Cap Growth and International Equity Portfolios), on February 28, 2000 (Multi-Cap Opportunity Portfolio), on February 13, 2001 (Value Portfolio) and on December 10, 2001 (Mid-Cap Core and Small-Cap Value Portfolios) and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of each Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of each Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

Each Portfolio's Declaration of Trust provides that a Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of a Fund investing in the Portfolio.

A Fund may be required to vote on matters pertaining to a Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

A Fund may withdraw (completely redeem) all its assets from the Portfolio without shareholder approval at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund and its shareholders to do so. In the event a Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

Proxy Voting Policy. The Boards of Trustees of the Trust and the Portfolios have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to each Fund's and Portfolio's investment adviser or subadviser and adopted the investment adviser or subadviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review each Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between each Fund's shareholders and the investment adviser or subadviser, as applicable, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser or subadviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment adviser or subadviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser and subadviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser and subadviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser or subadviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser or subadviser will monitor situations that may result in a conflict of interest between each Fund's shareholders and the investment adviser or subadviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser or subadviser's personnel responsible for reviewing and voting proxies on behalf of each Fund and Portfolio will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser or subadviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser or subadviser, as applicable, will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser and investment subadviser Policies, see Appendix D, Appendix E, Appendix F, Appendix G and Appendix H. Information on how each Fund and Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http:// www.sec.gov.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of each Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. Each Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation paid to the investment adviser on average daily net assets up to $500 million, see the prospectus. On net assets of $500 million and over the annual fee is reduced and the advisory fee for each Portfolio is computed as follows:


Tax-Managed Equity Asset Allocation Fund
                                              Annual Fee Rate
Average Daily Net Assets for the Month        (for each level)
--------------------------------------        ----------------
$500 million but less than $1 billion              0.750%
$1 billion but less than $1.5 billion              0.725%
$1.5 billion but less than $2.5 billion            0.700%
$2.5 billion and over                              0.675%


International Equity Portfolio
                                              Annual Fee Rate
Average Daily Net Assets for the Month        (for each level)
--------------------------------------        ----------------
$500 million but less than $1 billion              0.9375%
$1 billion but less than $2.5 billion              0.8750%
$2.5 billion but less than $5 billion              0.8125%
$5 billion and over                                0.7500%


Mid-Cap Core Portfolio
                                              Annual Fee Rate
Average Daily Net Assets for the Month        (for each level)
--------------------------------------        ----------------
$500 million but less than $1 billion              0.750%
$1 billion but less than $2.5 billion              0.725%
$2.5 billion but less than $5 billion              0.700%
$5 billion and over                                0.675%


Multi-Cap Opportunity Portfolio
                                              Annual Fee Rate
Average Daily Net Assets for the Month        (for each level)
--------------------------------------        ----------------
$500 million but less than $1 billion              0.625%
$1 billion but less than $2.5 billion              0.600%
$2.5 billion and over                              0.600%

Small-Cap Growth Portfolio
                                              Annual Fee Rate
Average Daily Net Assets for the Month        (for each level)
--------------------------------------        ----------------
$500 million but less than $1 billion              0.5625%
$1 billion but less than $1.5 billion              0.5000%
$1.5 billion and over                              0.4375%


Small-Cap Value Portfolio
                                              Annual Fee Rate
Average Daily Net Assets for the Month        (for each level)
--------------------------------------        ----------------
$500 million but less than $1 billion              0.9375%
$1 billion but less than $2.5 billion              0.8750%
$2.5 billion but less than $5 billion              0.8125%
$5 billion and over                                0.7500%


Value Portfolio
                                              Annual Fee Rate
Average Daily Net Assets for the Month        (for each level)
--------------------------------------        ----------------
$500 million but less than $1 billion              0.625%
$1 billion and over                                0.600%


Pursuant to Investment Sub-Advisory Agreements between BMR and each sub-adviser, BMR pays the following compensation to Atlanta Capital Management Company L.L.C. ("Atlanta Capital"), Fox Asset Management LLC ("Fox") and Eagle Global Advisors, L.L.C. ("Eagle") for providing sub-advisory services to Mid-Cap Core Portfolio, Small-Cap Value Portfolio and International Equity Portfolio, respectively:


Mid-Cap Core Portfolio
                                              Annual Fee Rate
Average Daily Net Assets for the Month        (for each level)
--------------------------------------        ----------------
up to $500 million                                 .5500%
$500 million but less than $1 billion              .5250%
$1 billion but less than $2.5 billion              .5125%
$2.5 billion but less than $5 billion              .5000%
$5 billion and over                                .4875%


Small-Cap Value Portfolio
                                              Annual Fee Rate
Average Daily Net Assets for the Month        (for each level)
--------------------------------------        ----------------
up to $500 million                                .75000%
$500 million but less than $1 billion             .71875%
$1 billion but less than $2.5 billion             .68750%
$2.5 billion but less than $5 billion             .65625%
$5 billion and over                               .62500%

International Equity Portfolio
                                              Annual Fee Rate
Average Daily Net Assets for the Month        (for each level)
--------------------------------------        ----------------
up to $500 million                                .50000%
$500 million but less than $1 billion             .46875%
$1 billion but less than $2.5 billion             .43750%
$2.5 billion but less than $5 billion             .40625%
$5 billion and over                               .37500%


At October 31, 2004, Tax-Managed Equity Asset Allocation Fund had net assets of $368,319,783. For the fiscal years ended October 31, 2004 and 2003 and for the period from the start of business, March 4, 2002, to October 31, 2002, the Fund paid Eaton Vance advisory fees of $303,169, $154,765 and $33,700, respectively, and the Fund's allocated portion of the advisory fees paid by the Portfolios in which it invests totaled $2,284,660, $1,191,730 and $241,282, respectively.

At October 31, 2004, International Equity Portfolio had net assets of $132,015,079. For the fiscal years ended October 31, 2004, 2003 and 2002, the Portfolio paid BMR advisory fees of $1,225,372, $970,995 and $1,224,128, respectively. In addition, BMR paid Eagle sub-advisory fees of $285,444 for the period May 17, 2004 to October 31, 2004.

At October 31, 2004, Mid-Cap Core Portfolio had net assets of $67,129,934. BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio transactions that is consideration for third-party research services. For the period May 1, 2004 to October 31, 2004, BMR waived $2,466 of its advisory fee. For the fiscal years ended October 31, 2004 and 2003 and for the period from the start of business, March 1, 2002, to October 31, 2002, the Portfolio paid BMR advisory fees of $470,752, $229,597 and $49,008, respectively. In addition, BMR paid Atlanta Capital sub-advisory fees of $324,496, $157,838 and $33,693, respectively, for the same period.

At October 31, 2004, Multi-Cap Opportunity Portfolio had net assets of $108,893,801. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio security transactions that is consideration for third-party research services. For the period from May 1, 2004 to October 31, 2004, BMR waived $4,355 of its advisory fee. For the fiscal years ended October 31, 2004, 2003 and 2002, the Portfolio paid BMR advisory fees of $678,379, $398,799, and$317,728, respectively.

For the fiscal year ended October 31, 2004, Small-Cap Growth Portfolio had net assets of $180,777,410. For the fiscal years ended October 31, 2004, 2003 and 2002, the Portfolio paid BMR advisory fees of $1,292,277, $1,279,944 and $1,778,849, respectively.

At October 31, 2004, Small-Cap Value Portfolio had net assets of $53,225,517. For the fiscal years ended October 31, 2004 and 2003 and for the period from the start of business March 1, 2002, to October 31, 2002, the Portfolio paid BMR advisory fees of $503,768, $282,718 and $66,714, respectively. In addition, BMR paid Fox sub-advisory fees of $378,823, $212,011 and $50,035, respectively for the same period.

At October 31, 2004, Value Portfolio had net assets of $797,422,896. For the fiscal years ended October 31, 2004, 2003 and 2002, the Portfolio paid BMR advisory fees of $4,850,255, $3,855,245 and $3,757,322, respectively.

Each Investment Advisory Agreement and Investment Sub-Advisory Agreement with an investment adviser or sub-adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust, in the case of Tax-Managed Equity Asset Allocation Fund, or the Portfolio, as the case may be cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust, in the case of Tax-Managed Equity Asset Allocation Fund, or the Portfolio, as the case may be or by vote of a majority of the outstanding voting securities of the Tax-Managed Equity Asset Allocation Fund or the Portfolio, as the case may be. Each Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of Tax-Managed Equity Asset Allocation Fund or the Portfolio, as the case may be, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser or sub-adviser may render services to others. Each Agreement also provides that the investment adviser or sub-adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Portfolio Managers. The portfolio managers (each referred to as a "portfolio manager") of Equity Asset Allocation Fund and each Portfolio are listed below. Each portfolio manager manages other investment companies and/or investment accounts in addition to a Fund or a Portfolio. The following tables show, as of a Fund's most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Equity Asset Allocation Fund         All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
----------------------------         ------------  ---------------  ------------------------   ------------------------
     Duncan W. Richardson
Registered Investment Companies            3          $18,276.0                0                          $0
Other Pooled Investment Vehicles          10          $11,203.8                0                          $0
Other Accounts                             0          $0                       0                          $0


                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
International Equity Portfolio       All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
------------------------------       ------------  ---------------  ------------------------   ------------------------
     Edward R. Allen, III
Registered Investment Companies            1          $132.0                   0                          $0
Other Pooled Investment Vehicles           1          $57.5                    0                          $0
Other Accounts                           618          $602.4                   0                          $0

     Thomas N. Hunt, III
Registered Investment Companies            1          $132.0                   0                          $0
Other Pooled Investment Vehicles           1          $57.5                    0                          $0
Other Accounts                           618          $602.4                   0                          $0


                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Mid-Cap Core Portfolio               All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee*
----------------------               ------------  ---------------  ------------------------   -------------------------
     William R. Hackney, III
Registered Investment Companies            7          $121.4                   0                          $0
Other Pooled Investment Vehicles           1          $0.05                    0                          $0
Other Accounts                           714          $5.2                     2                          $0.03

     Paul J. Marshall
Registered Investment Companies            5          $101.5                   0                          $0
Other Pooled Investment Vehicles           1          $0.05                    0                          $0
Other Accounts                           713          $5.1                     2                          $0.03

     Charles B. Reed
Registered Investment Companies            2          $87.1                    0                          $0
Other Pooled Investment Vehicles           0          $0                       0                          $0
Other Accounts                          1908          $0.98                    0                          $0


                                       19

                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Multi-Cap Opportunity Portfolio      All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
-------------------------------      ------------  ---------------  ------------------------   ------------------------
     Arieh Coll
Registered Investment Companies            4          $406.1                   0                          $0
Other Pooled Investment Vehicles           0          $0                       0                          $0
Other Accounts                             0          $0                       0                          $0


                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Small-Cap Growth Portfolio           All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
--------------------------           ------------  ---------------  ------------------------   ------------------------
     Toni Y. Shimura
Registered Investment Companies            3          $253.1                   0                          $0
Other Pooled Investment Vehicles           0          $0                       0                          $0
Other Accounts                             0          $0                       0                          $0


                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Small-Cap Value Portfolio            All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
-------------------------            ------------   --------------  ------------------------   ------------------------
     George C. Pierdes
Registered Investment Companies            5          $1,045.8                 0                          $0
Other Pooled Investment Vehicles           1          $4.1                     0                          $0
Other Accounts                            82          $511.2                   0                          $0


                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Value Portfolio                      All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
---------------                      ------------   --------------  ------------------------   ------------------------
     George C. Pierdes
Registered Investment Companies            6          $7,131.4                 0                          $0
Other Pooled Investment Vehicles           1          $7.9                     0                          $0
Other Accounts                             2          $19.7                    0                          $0

  * In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar value of Fund shares beneficially owned by the Fund's or Portfolio's portfolio manager as of the Fund's most recent fiscal year ended October 31, 2004. Interests in a Portfolio cannot be purchased by a portfolio manager.

                                                Dollar Range of Equity Securities Owned by
                                                ------------------------------------------

                                  Edward R.                      William R.       Thomas N.      Michael R.
Fund Name                         Allen, III     Arieh Coll     Hackney, III      Hunt, III        Mach
---------                         ----------     ----------     ------------      ---------      ----------
Equity Asset Allocation Fund         N/A            N/A             N/A              N/A            N/A
International Equity Fund          none to          N/A             N/A            none to          N/A
                                   $10,000                                         $10,000
Mid-Cap Core Fund                    N/A            N/A           none to            N/A            N/A
                                                                  $10,000
Multi-Cap Opportunity Fund           N/A          $10,001 -         N/A              N/A            N/A
                                                  $50,000
Small-Cap Growth Fund                N/A            N/A             N/A              N/A            N/A
Small-Cap Value Fund                 N/A            N/A             N/A              N/A            N/A
Value Fund                           N/A            N/A             N/A              N/A          $100,001 -
                                                                                                  $500,000

                                                 Dollar Range of Equity Securities Owned by
                                                 ------------------------------------------

                                   Paul J.       George C.      Charles B.      Duncan W.       Toni Y.
Fund Name                          Marshall      Pierides          Reed         Richardson      Shimura
---------                          --------      ---------      ----------      ----------      -------
Equity Asset Allocation Fund         N/A            N/A             N/A         $10,001 -         N/A
                                                                                $50,000
International Equity Fund            N/A            N/A             N/A            N/A            N/A
Mid-Cap Core Fund                  $10,001 -        N/A           none to          N/A            N/A
                                   $50,000                        $10,000
Multi-Cap Opportunity Fund           N/A            N/A             N/A            N/A            N/A
Small-Cap Growth Fund                N/A            N/A             N/A            N/A          none to
                                                                                                $10,000
Small-Cap Value Fund                 N/A          none to           N/A            N/A            N/A
                                                  $10,000
Value Fund                           N/A            N/A             N/A            N/A            N/A

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of a Portfolio's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Eaton Vance and BMR Compensation Structure. Compensation of the investment adviser's portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The investment adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of the investment adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method used by Eaton Vance and BMR to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Atlanta Capital Compensation Structure. Compensation of Atlanta Capital portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock. Investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Atlanta Capital employees. Compensation of Atlanta Capital investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method used by Atlanta Capital to Determine Compensation. Atlanta Capital compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. Performance is normally based on periods ending on the June 30th preceding fiscal year-end. The primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups. These factors are evaluated on an equal weighted basis. Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/ or Morningstar, Inc. For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts. The performance of accounts for which Atlanta Capital is paid a performance-based incentive fee is not considered separately or accorded disproportionate weightings in determining portfolio manager incentive compensation.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

Atlanta Capital seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Atlanta Capital utilizes industry survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Atlanta Capital and its parent company. The size of the overall incentive compensation pool is determined each year by Atlanta Capital's management team in consultation with EVC and depends primarily on Atlanta Capital's profitability for the year. While the salaries of Atlanta Capital portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein.

Eagle Compensation Structure. Both of the Eagle portfolio managers are founding partners of Eagle. Compensation of Eagle partners has two primary components:
(1) a base salary and (2) profit participation based on ownership. Compensation of Eagle partners is reviewed primarily on an annual basis. Profit participations are typically paid, and adjustments in base salary are typically put into effect, at or shortly after January 1st each year.

Method used by Eagle to Determine Compensation. Eagle compensates its partners based primarily on the scale and complexity of their portfolio responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts.Eagle seeks to compensate partners commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the partners' salaries.

Salaries and profit participations are also influenced by the operating performance of Eagle. While the salaries of Eagle's partners are comparatively fixed and profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Fox Compensation Structure. Compensation of Fox portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock. Fox investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Fox employees. Compensation of Fox investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect near or shortly after the end of each calendar year.

Method used by Fox to Determine  Compensation.  Fox  compensates  its  portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. The primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups. Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc. For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts. The performance of accounts for which Fox is paid a performance-based incentive fee is not considered separately or accorded disproportionate weightings in determining portfolio manager incentive compensation.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

Fox seeks to compensate portfolio managers commensurate with their responsibilities and performance and competitive with other firms within the investment management industry. Fox utilizes industry survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Fox's overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Fox portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in manager performance and other factors.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of each Fund, and each Fund (except Tax-Managed International Equity which pays no fee) is authorized to pay Eaton Vance a fee in the amount of 0.15% of average daily net assets for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer each Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

The following table sets forth the net assets of each Fund at October 31, 2003 and the administration fees paid during the three fiscal years ended October 31, 2004.

                                                               Administration Fee Paid for Fiscal Years Ended
                                                               ----------------------------------------------
Fund                                    Net Assets at 10/31/04     10/31/04      10/31/03      10/31/02
----                                    ----------------------     --------      --------      --------
Tax-Managed Equity Asset Allocation(1)        $368,319,783         $487,184      $253,076       $51,196(6)
Tax-Managed Mid-Cap Core(2)                     22,417,091           28,927        14,774         4,079(6)
Tax-Managed Multi-Cap Opportunity(3)            62,762,468           97,229        63,240        59,194
Tax-Managed Small-Cap Growth(4)                 35,154,220           59,476        55,178        61,504
Tax-Managed Small-Cap Value(5)                  23,734,921           31,280        17,437         4,913(6)
Tax-Managed Value                              713,751,587        1,028,450       836,390       859,616

(1) The Administrator was allocated $75,216 of Fund expenses for the period from the start of business March 4, 2002, to October 31, 2002.
(2) The Administrator was allocated $41,983, $72,048 and $85,069, respectively, of Fund expenses for the fiscal years ended October 31, 2004 and 2003 and for the period from the start of business March 4, 2002, to October 31, 2002.
(3) The Administrator was allocated $25,910 of Fund expenses for the fiscal year ended October 31, 2002.
(4) The Administrator was allocated $6,480, $15,940 and $111,469, respectively, of Fund expenses for the fiscal years ended October 31, 2004, 2003 and 2002.
(5) The Administrator was allocated $73,728, $99,484 and $87,268, respectively, of Fund expenses for the fiscal years ended October 31, 2004, 2003 and for the period from the start of business March 4, 2002, to October 31, 2002.
(6) For the period from the start of business, March 4, 2002, to October 31, 2002.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for each Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of each Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to each Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from each Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by a Fund's transfer agent from fees it receives from the Eaton Vance funds. Each Fund will pay a pro rata share of such fee. For the fiscal year ended October 31, 2004, the transfer agent accrued for or paid to Eaton Vance the following amounts for sub-transfer agency services performed on behalf of each Fund:

Tax-Managed     Tax-Managed        Tax-Managed       Tax-Managed     Tax-Managed       Tax-Managed
Equity Asset   International        Multi-Cap         Small-Cap        Mid-Cap          Small-Cap       Tax-Managed
Allocation        Equity           Opportunity         Growth           Core             Value            Value
  $27,945        $21,384            $12,337            $8,501          $3,080            $3,320          $64,178

Information About Atlanta Capital Management. Atlanta Capital is an Atlanta, Georgia based equity and fixed income manager with a primary focus on separate account management for institutional clients. At December 31, 2004, Atlanta Capital's assets under management totalled approximately $9.4 billion. Atlanta Capital was founded in 1969 as a registered investment adviser. All of the employees of Atlanta Capital are employees of Eaton Vance Acquisitions, an Eaton Vance subsidiary, and own stock of EVC. Atlanta Capital's address is 1349 W. Peachtree Street, 2 Midtown Plaza, Suite 1600, Atlanta, GA 30309.

Information About Fox. Fox, an indirect majority-owned subsidiary of Eaton Vance, is a New Jersey-based registered investment adviser that manages equity, fixed-income and balanced portfolios. The Senior Managing Director of Fox is George C. Pierides. Fox's address is 44 Sycamore Avenue, Little Silver, NJ 07739.

Information About Eagle. Eagle is a Texas limited liability company that has been an investment adviser registered with the SEC since it was founded in 1996. Eagle provides advisory services to institutional clients and high net worth individuals. As of December 31, 2004, Eagle's assets under management totalled approximately $890 million. Eagle's address is 5847 San Felipe, Suite 930, Houston, TX 77057.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVD. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott
H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code  of  Ethics.   Each  investment   adviser,   each  sub-adviser,   principal
underwriter, and each Fund and each Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by a Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Expenses. Each Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses. The only expenses of a Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD. EVD also serves as placement agent for the Portfolios.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to Tax-Managed Equity Asset Allocation Fund and each Portfolio. IBT has custody of all cash and securities of Tax-Managed Equity Asset Allocation Fund, maintains the Fund's general ledger and computes the daily net asset value of shares of the Fund. IBT has custody of all cash and securities representing each Fund's interest in their respective Portfolios, has custody of each Portfolio's assets, maintains the general ledger of each Portfolio and each Fund and computes the daily net asset value of interests in each Portfolio and the net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with Tax-Managed Equity Asset Allocation Fund and each Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and each Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Fund or each Portfolio and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of each Fund and Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Tax-Managed Equity Asset Allocation Fund and each Portfolio is computed by IBT (as agent and custodian for the Tax-Managed Equity Asset Allocation Fund and each Portfolio) by subtracting the liabilities of the Fund and each Portfolio from the value of its total assets. Each Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees of the Trust and each Portfolio have established the following procedures for the fair valuation of the Fund's and each Portfolio's assets under normal market conditions. Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

Foreign securities and currencies held by a Portfolio are valued in U.S. dollars, as calculated by the custodian based on foreign currency exchange quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE. As described in the prospectus, the Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The Fund's principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by a Fund as described below.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

Selection of Securities Used to Meet Growth Portfolio Redemptions. Investors in Growth Portfolio (including Tax- Managed Equity Asset Allocation Fund) may redeem all or a portion of their interests in the Portfolio at net asset value on a daily basis. Redemptions by Tax-Managed Equity Asset Allocation Fund's shareholders currently are met entirely in cash, but distributions of securities generally are used to meet redemptions by investors in the Portfolio who have contributed securities and may in the future be used to meet redemptions by Fund shareholders. See "Redeeming Shares" in the prospectus. The Portfolio's ability to select the securities used to meet redemptions is limited with respect to redemptions by investors who contributed securities, and with respect to the securities contributed by such investors. Within seven years of a contribution of securities (or, for securities contributed prior to June 9, 1997, within five years of contribution) (the "initial holding period"), the Portfolio will not distribute such securities to any investor other than the contributing investor unless the contributing investor has withdrawn from the Portfolio. In meeting a redemption of an investor who contributed securities within the initial holding period after the contribution by such investor, the Portfolio will not, unless requested by the redeeming investor, distribute any securities other than the securities contributed by the redeeming investor while retaining all or a portion of the securities contributed by such investor if the value of the distributed securities exceeds the tax cost basis in the Portfolio of the contributing investor. In addition, upon the request at any time of a redeeming investor in the Portfolio that contributed securities, the Portfolio will utilize securities held in the Portfolio that were contributed by such investor to meet the redemption. After expiration of the initial holding period, redeeming investors in the Portfolio who contributed securities generally may request a diversified basket of securities, the composition of which will be determined in the investment adviser's discretion. These redemption practices constrain the selection of securities distributed to meet redemptions (particularly during the initial holding period) and, consequently, may adversely affect the performance of the Portfolio and Tax-Managed Equity Asset Allocation Fund. The Trustees of the Portfolio believe that the potential advantages for the Portfolio to be derived from attracting contributions of securities that would not be made in the absence of these redemption practices outweigh the potential disadvantages of reduced flexibility to select securities to meet redemption. Such redemptions are conducted in accordance with procedures adopted by the Trustees of the Portfolio. It is impossible to predict whether the net result of in kind redemptions by the Portfolio will be beneficial or detrimental to Tax-Managed Equity Asset Allocation Fund's performance.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchases at Net Asset Value. Class A shares shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares of each Fund (the "Conversion Shares") held for eight years (the "holding period") will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Conversion Shares which the shareholder elects to reinvest in Conversion Shares will be considered to be held in a separate sub-account. Upon the conversion of Conversion Shares not acquired through the reinvestment of distributions, a pro rata portion of the Conversion Shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Conversion Shares being converted bear to the total of Conversion Shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Tax-Deferred Retirement Plans. Class A and Class C shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

Distribution and Service Plans

The Trust has in effect a Service Plan (the "Class A Plan") for each Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of each Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 5% (in the case of Class B shares of Tax-Managed International Equity and Tax-Managed Value Funds) and 6.25% (in the case of Class B shares of the other Funds and the Class C shares of all Funds) of the amount received by a Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the oustanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of each Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorize the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on: June 19, 2000 for Tax-Managed Multi-Cap Opportunity for Class A, Class B and Class C shares; October 16, 2000 for Tax-Managed Small-Cap Growth for Class A, Class B and Class C shares; January 6, 1998 for Tax-Managed International Equity for Class A, Class B and Class C shares; August 16, 1999 for Tax-Managed Value for Class A, Class B and Class C shares; and December 10, 2001 for Tax-Managed Equity Asset Allocation, Tax-Managed Mid-Cap Core and Tax-Managed Small-Cap Value for Class A, Class B and Class C shares of each Fund. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B and Appendix C.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. A Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of each Fund. Pursuant to the Policies, information about portfolio holdings of a Fund may not be disclosed to any party except as follows:

  * Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. Each Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q (which, in most cases, includes a list of the Portfolio's holdings) are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, each Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265. Each Fund also will post a complete list of its portfolio holdings (including the Portfolio's holdings) as of each calendar quarter end on the Eaton Vance website approximately 60 days after calendar quarter-end.

  * Disclosure of certain Portfolio characteristics: Each Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.
  * Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund's Board of Trustees.

The Funds, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Funds. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Each Fund qualified as a RIC for its fiscal year ending October 31, 2004.

Because each Fund invests its assets in one or more Portfolios, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for a Fund to also satisfy these requirements. For federal income tax purposes, each Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. A Fund, as an investor in a Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. Each Portfolio will allocate at least annually among its investors, including a Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, each Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio(s) in which it invests and (ii) will be entitled to the gross income of such Portfolio(s) attributable to such share.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends allocated by the Portfolio to the Fund and received by a Fund shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Portfolio or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or
(4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC and a Portfolio is treated as a partnership for Massachusetts and federal tax purposes, no Fund or Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If a Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

A Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to tFhe extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject a Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

If more than 50% of Tax-Managed International Equity Fund's assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at both the Fund and shareholder level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim the foreign tax credit with respect to a given dividend. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes.

Each Fund, other than Tax-Managed International Equity Fund, also may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of each of these Funds will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, such foreign taxes.

A portion of distributions made by each Fund (except Tax-Managed International Equity Fund) which are derived from dividends from domestic corporations may qualify for the dividends-received deduction ("DRD") for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 45 days during the 90-day period surrounding the ex-dividend date. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by a Fund.

The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in a Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the investment adviser or sub-adviser of each Portfolio (each referred to herein as "the investment adviser"). Each Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for a Portfolio. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. Each Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In  the  event  that  the  investment  adviser  executes  Portfolio   securities
transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by Tax-Managed Equity Asset Allocation Fund and each Portfolio by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by Tax-Managed Equity Asset Allocation Fund and each Portfolio will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for Tax-Managed Equity Asset Allocation Fund and each Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by Tax-Managed Equity Asset Allocation Fund and each Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where Tax-Managed Equity Asset Allocation Fund and each Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to Tax-Managed Equity Asset Allocation Fund and each Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended October 31, 2004, as well as the amount of Portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                                                                              Amount of         Commissions Paid
                                                                                             Transactions       on Transactions
                                                                                          Directed to Firms     Directed to Firms
                               Brokerage Commissions Paid for the Fiscal Year Ended       Providing Research    Providing Research
                               ----------------------------------------------------       ------------------    ------------------
Portfolio                       10/31/04            10/31/03            10/31/02               10/31/04              10/31/04
---------                       --------            --------            --------               --------              --------
Mid-Cap Core                    $85,450              $67,417             $27,537(1)           $55,125,320             $71,193
Multi-Cap Opportunity           880,797              611,719             567,222              405,967,505             751,431
International Equity            326,448              448,892             812,514              155,155,381             257,525
Small-Cap Growth              1,942,840            2,104,161           1,601,825              906,505,576           1,593,839
Small-Cap Value                  36,610               51,609              42,020(1)            18,295,118              36,610
Value                           802,378            1,201,907           3,509,058              545,983,808             677,057

(1) For the period from the commencement of operations, March 4, 2002, to October 31, 2002.

                              FINANCIAL STATEMENTS

The audited financial statements of, and the reports of the independent registered public accounting firm for the Funds and Portfolios, appear in each Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual reports accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                                                      APPENDIX A

                      Class A Fees, Performance & Ownership

Sales Charges, Service Fees and Repurchase Transaction Fees. For the fiscal year ended October 31, 2004, the following table shows (1) total sales charges paid by each Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total service fees paid by each Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                                                                          Service      Transaction
                                          Total      Sales        Sales          CDSC                       Fees          Fees
                                          Sales    Charges to   Charges to      Paid to      Total        Paid to        Paid to
                                         Charges   Investment   Principal      Principal    Services     Investment    Principal
Fund                                      Paid      Dealers     Underwriter   Underwriter   Fees Paid     Dealers      Underwriter
----                                     -------   ----------   -----------   -----------   ---------    ----------    -----------
Tax-Managed Equity Asset Allocation   $1,566,027   $1,323,365    $242,662        $150       $273,642      $149,935       $2,580.00
Tax-Managed International Equity          75,897       64,087      11,810           0         61,580        50,348        1,522.50
Tax-Managed Mid-Cap Core                 162,889      149,734      13,155           0         21,529        10,835          220.00
Tax-Managed Multi-Cap Opportunity        181,921      157,020      24,901           0         57,971        38,060          992.50
Tax-Managed Small-Cap Growth              71,772       62,174       9,598          10         37,274        26,466          915.00
Tax-Managed Small-Cap Value               73,727       62,826      10,901           0         22,003        12,435          217.50
Tax-Managed Value                        589,070      499,025      90,045           0        608,353       422,866        7,837.50

For the fiscal years ended October 31, 2003 and October 31, 2002, the following total sales charges were paid on sales of Class A, of which the principal underwriter received the following amounts. The balance of such amounts was paid to investment dealers.

                                     October 31, 2003      October 31, 2003      October 31, 2002     October 31, 2002
                                       Total Sales         Sales Charges to        Total Sales        Sales Charges to
Fund                                  Charges Paid       Principal Underwriter    Charges Paid      Principal Underwriter
----                                -----------------    ---------------------    ------------      ---------------------
Tax-Managed Equity Asset Allocation      $991,153             $152,478               $878,533             $126,012
Tax-Managed International Equity           52,908                7,621                169,458               21,884
Tax-Managed Mid-Cap Core                   61,152                8,865                 52,276                7,186
Tax-Managed Multi-Cap Opportunity          80,950               11,836                135,880               20,016
Tax-Managed Small-Cap Growth               51,422                7,069                252,535               37,407
Tax-Managed Small-Cap Value                45,835                6,535                 47,173                6,458
Tax-Managed Value                         606,605               86,781              1,715,729              249,248

Redemption Fees. Class A shares of Tax-Managed International Equity Fund generally are subject to a redemption fee equal to 1% of the amount redeemed or exchanged within three months of the settlement of the purchase. For the fiscal year ended October 31, 2004, the Fund received redemption fees equal to $1,465.

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Total return prior to the date this Class of Tax-Managed Small-Cap Growth Fund 1.2 was first offered reflects the total return of Class A shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1. The total return of Class A shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 has not been adjusted to reflect differences in certain expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return shown below would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. Tax-Managed International Equity Fund's Returns After Taxes may reflect foreign tax credits passed by the Fund to its shareholders.

Tax-Managed Equity Asset Allocation Fund                                              Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year          Life of Fund*
----------------------------                                                              --------          -------------
Before Taxes and Excluding Maximum Sales Charge                                             8.66%               2.89%
Before Taxes and Including Maximum Sales Charge                                             2.37%               0.63%
After Taxes on Distributions and Excluding Maximum Sales Charge                             8.66%               2.89%
After Taxes on Distributions and Including Maximum Sales Charge                             2.37%               0.63%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge              5.63%               2.46%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge              1.54%               0.54%
  Class A commenced operations March 4, 2002.

Tax-Managed International Equity Fund                                            Length of Period Ended October 31, 2004
Average Annual Total Return:                                                     One Year     Five Years     Life of Fund
----------------------------                                                     --------     ----------     ------------
Before Taxes and Excluding Maximum Sales Charge                                   14.01%        -10.13%         -5.05%
Before Taxes and Including Maximum Sales Charge                                    7.44%        -11.19%         -5.91%
After Taxes on Distributions and Excluding Maximum Sales Charge                   14.01%        -10.05%         -4.98%
After Taxes on Distributions and Including Maximum Sales Charge                    7.44%        -11.11%         -5.84%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge     9.11%         -8.20%         -4.10%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge     4.83%         -9.03%         -4.80%
  Class A commenced operations April 22, 1998.

Tax-Managed Mid-Cap Core Fund                                                         Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year*         Life of Fund*
----------------------------                                                              ---------         -------------
Before Taxes and Excluding Maximum Sales Charge                                             5.62%              4.58%
Before Taxes and Including Maximum Sales Charge                                            -0.44%              2.29%
After Taxes on Distributions and Excluding Maximum Sales Charge                             5.62%              4.58%
After Taxes on Distributions and Including Maximum Sales Charge                            -0.44%              2.29%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge              3.66%              3.91%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge             -0.29%              1.95%
  Class A commenced operations March 4, 2002.

Tax-Managed Multi-Cap Opportunity Fund                                                Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year          Life of Fund*
----------------------------                                                              --------          -------------
Before Taxes and Excluding Maximum Sales Charge                                             3.82%               0.14%
Before Taxes and Including Maximum Sales Charge                                            -2.14%              -1.22%
After Taxes on Distributions and Excluding Maximum Sales Charge                             3.82%               0.14%
After Taxes on Distributions and Including Maximum Sales Charge                            -2.14%              -1.22%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge              2.48%               0.12%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge             -1.39%              -1.03%
  Class A commenced operations June 30, 2000.

Tax-Managed Small-Cap Growth Fund 1.2                                             Length of Period Ended October 31, 2004
Average Annual Total Return:                                                     One Year*     Five Years*     Life of Fund*
----------------------------                                                     ---------     -----------     -------------
Before Taxes and Excluding Maximum Sales Charge                                   -1.79%         -6.45%           -0.87%
Before Taxes and Including Maximum Sales Charge                                   -7.48%         -7.54%           -1.70%
After Taxes on Distributions and Excluding Maximum Sales Charge                   -1.79%         -6.45%           -0.87%
After Taxes on Distributions and Including Maximum Sales Charge                   -7.48%         -7.54%           -1.70%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge    -1.17%         -5.36%           -0.74%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge    -4.86%         -6.24%           -1.43%
  Class A commenced operations March 1, 2001.
  Class A of Tax-Managed Small-Cap Growth Fund 1.1 commenced operations
    September 25, 1997.

Tax-Managed Small-Cap Value Fund                                                      Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year*          Life of Fund*
----------------------------                                                              ---------          -------------
Before Taxes and Excluding Maximum Sales Charge                                             13.92%              10.36%
Before Taxes and Including Maximum Sales Charge                                              7.34%               7.94%
After Taxes on Distributions and Excluding Maximum Sales Charge                             13.92%              10.36%
After Taxes on Distributions and Including Maximum Sales Charge                              7.34%               7.94%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge               9.05%               8.91%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge               4.77%               6.81%
  Class A commenced operations March 4, 2002.

Tax-Managed Value Fund                                                                Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year          Life of Fund*
----------------------------                                                              --------          -------------
Before Taxes and Excluding Maximum Sales Charge                                            12.96%               7.31%
Before Taxes and Including Maximum Sales Charge                                             6.47%               6.01%
After Taxes on Distributions and Excluding Maximum Sales Charge                            12.81%               7.28%
After Taxes on Distributions and Including Maximum Sales Charge                             6.33%               5.98%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge              8.60%               6.33%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge              4.37%               5.18%
  Class A commenced operations December 27, 1999.


Control Persons and Principal Holders of Securities. At May 2, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Tax-Managed Equity Asset Allocation Fund    Merrill Lynch, Pierce, Fenner & Smith Inc.     Jacksonville, FL          7.4%
Tax-Managed International Equity Fund       Mars & Co., c/o Investors Bank & Trust Co.     Boston, MA                7.9%
Tax-Managed Mid-Cap Core Fund               Merrill Lynch, Pierce, Fenner & Smith Inc.     Jacksonville, FL          6.7%
                                            Alliance Bank TTEE FBO The Builders Group,
                                            c/o David R. Bjorklund                         Inner Grove Heights, MN   6.3%
                                            Charles Schwab & Co. Inc.                      San Francisco, CA         5.0%
Tax-Managed Small-Cap Value Fund            Merrill Lynch, Pierce, Fenner & Smith Inc.     Jacksonville, FL          6.6%
Tax-Managed Value Fund                      Merrill Lynch, Pierce, Fenner & Smith Inc.     Jacksonville, FL          7.6%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class as of such date.

                                                                      APPENDIX B

                     Class B Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended October 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter.

                                                                              Uncovered                   Service       Repurchase
                                                   Distribution  CDSC         Distribution                Fees          Transaction
                                                   Fee Paid to   Paid to      Charges (as                 Paid to       Fees Paid to
                                      Sales        Principal     Principal    a % of Class     Service    Investment    Principal
Fund                                  Commission   Underwriter   Underwriter  Net Assets)      Fees       Dealers       Underwriter
----                                  ----------   ------------  -----------  ------------     -------    ----------    ------------
Tax-Managed Equity Asset Allocation    $805,796     $752,117      $249,000   $3,817,000 (3.5%)  $244,092   $179,173       $2,525.00
Tax-Managed International Equity         31,096      210,002        92,000    3,556,000 (12.9%)   70,104     66,885        1,832.50
Tax-Managed Mid-Cap Core                 32,736       39,641        10,000      169,000 (2.9%)    12,879      9,852          160.00
Tax-Managed Multi-Cap Opportunity        49,675      173,010        60,000      847,000 (4.0%)    57,478     48,176        1,017.50
Tax-Managed Small-Cap Growth             35,762       93,462        43,000      753,000 (6.6%)    31,419     25,587          862.50
Tax-Managed Small-Cap Value              22,677       52,217         6,500      236,000 (3.0%)    17,011     13,344          160.00
Tax-Managed Value                       360,651    1,618,330       544,000    6,066,000 (2.7%)   533,957    489,889        6,667.50

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Total return prior to the date this Class of Tax-Managed Small-Cap Growth Fund 1.2 was first offered reflects the total return of Class B shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1. The total return of Class B shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 has not been adjusted to reflect differences in certain expenses (such as distribution and/or service fees). If such adjustments were made, the Class B total return shown below would be different. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. Tax-Managed International Equity Fund's Returns After Taxes may reflect foreign tax credits passed by the Fund to its shareholders.

Tax-Managed Equity Asset Allocation Fund                                              Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year          Life of Fund*
----------------------------                                                              --------          -------------
Before Taxes and Excluding Maximum Sales Charge                                             7.83%               2.21%
Before Taxes and Including Maximum Sales Charge                                             2.83%               0.74%
After Taxes on Distributions and Excluding Maximum Sales Charge                             7.83%               2.21%
After Taxes on Distributions and Including Maximum Sales Charge                             2.83%               0.74%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge              5.09%               1.88%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge              1.84%               0.63%
  Class B commenced operations March 4, 2002.

Tax-Managed International Equity Fund                                            Length of Period Ended October 31, 2004
Average Annual Total Return:                                                     One Year     Five Years     Life of Fund
----------------------------                                                     --------     ----------     ------------
Before Taxes and Excluding Maximum Sales Charge                                   13.21%        -10.83%         -5.77%
Before Taxes and Including Maximum Sales Charge                                    8.21%        -11.19%         -5.77%
After Taxes on Distributions and Excluding Maximum Sales Charge                   13.21%        -10.75%         -5.70%
After Taxes on Distributions and Including Maximum Sales Charge                    8.21%        -11.11%         -5.70%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge     8.59%         -8.77%         -4.70%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge     5.34%         -9.05%         -4.70%
  Class B commenced operations April 22, 1998.

Tax-Managed Mid-Cap Core Fund                                                         Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year*         Life of Fund*
----------------------------                                                              ---------         -------------
Before Taxes and Excluding Maximum Sales Charge                                             4.84%              3.81%
Before Taxes and Including Maximum Sales Charge                                            -0.16%              2.39%
After Taxes on Distributions and Excluding Maximum Sales Charge                             4.84%              3.81%
After Taxes on Distributions and Including Maximum Sales Charge                            -0.16%              2.39%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge              3.15%              3.25%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge             -0.11%              2.03%
  Class B commenced operations March 4, 2002.

Tax-Managed Multi-Cap Opportunity Fund                                                Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year          Life of Fund*
----------------------------                                                              --------          -------------
Before Taxes and Excluding Maximum Sales Charge                                             3.09%              -0.75%
Before Taxes and Including Maximum Sales Charge                                            -1.91%              -1.22%
After Taxes on Distributions and Excluding Maximum Sales Charge                             3.09%              -0.75%
After Taxes on Distributions and Including Maximum Sales Charge                            -1.91%              -1.22%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge              2.01%              -0.64%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge             -1.24%              -1.03%
  Class B commenced operations July 10, 2000.

Tax-Managed Small-Cap Growth Fund 1.2                                             Length of Period Ended October 31, 2004
Average Annual Total Return:                                                     One Year*     Five Years*     Life of Fund*
----------------------------                                                     ---------     -----------     -------------
Before Taxes and Excluding Maximum Sales Charge                                   -2.61%         -7.15%           -1.62%
Before Taxes and Including Maximum Sales Charge                                   -7.48%         -7.53%           -1.62%
After Taxes on Distributions and Excluding Maximum Sales Charge                   -2.61%         -7.15%           -1.62%
After Taxes on Distributions and Including Maximum Sales Charge                   -7.48%         -7.53%           -1.62%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge    -1.70%         -5.93%           -1.37%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge    -4.86%         -6.24%           -1.37%
  Class B commenced operations March 1, 2001.
  Class B of Tax-Managed Small-Cap Growth Fund 1.1 commenced operations
    September 29, 1997.

Tax-Managed Small-Cap Value Fund                                                      Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year*          Life of Fund*
----------------------------                                                              ---------          -------------
Before Taxes and Excluding Maximum Sales Charge                                             13.11%               9.59%
Before Taxes and Including Maximum Sales Charge                                              8.11%               8.29%
After Taxes on Distributions and Excluding Maximum Sales Charge                             13.11%               9.59%
After Taxes on Distributions and Including Maximum Sales Charge                              8.11%               8.29%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge               8.52%               8.24%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge               5.27%               7.12%
  Class B commenced operations March 4, 2002.

Tax-Managed Value Fund                                                                Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year          Life of Fund*
----------------------------                                                              --------          -------------
Before Taxes and Excluding Maximum Sales Charge                                            12.10%               5.89%
Before Taxes and Including Maximum Sales Charge                                             7.10%               5.55%
After Taxes on Distributions and Excluding Maximum Sales Charge                            12.07%               5.88%
After Taxes on Distributions and Including Maximum Sales Charge                             7.07%               5.54%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge              7.92%               5.08%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge              4.67%               4.79%
  Class B commenced operations January 18, 2000.


Control Persons and Principal Holders of Securities. At May 2, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Tax-Managed Equity Asset Allocation Fund    Merrill Lynch, Pierce, Fenner & Smith Inc.    Jacksonville, FL      7.8%
Tax-Managed International Equity Fund       Merrill Lynch, Pierce, Fenner & Smith Inc.    Jacksonville, FL      8.5%
Tax-Managed Multi-Cap Opportunity Fund      Merrill Lynch, Pierce, Fenner & Smith Inc.    Jacksonville, FL      8.3%
Tax-Managed Small-Cap Growth Fund 1.2       Merrill Lynch, Pierce, Fenner & Smith Inc.    Jacksonville, FL      9.9%
Tax-Managed Small-Cap Value Fund            Merrill Lynch, Pierce, Fenner & Smith Inc.    Jacksonville, FL     15.6%
Tax-Managed Value Fund                      Merrill Lynch, Pierce, Fenner & Smith Inc.    Jacksonville, FL     19.1%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class as of such date.

                                                                      APPENDIX C

                      Class C Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended October 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter.

                                                                              Uncovered                   Service      Repurchase
                                                   Distribution  CDSC         Distribution                Fees         Transaction
                                                   Fee Paid to   Paid to      Charges (as                 Paid to      Fees Paid to
                                      Sales        Principal     Principal    a % of Class     Service    Investment   Principal
Fund                                  Commission   Underwriter   Underwriter  Net Assets)      Fees       Dealers      Underwriter
----                                  ----------   ------------  -----------  ------------     -------    ----------   ------------
Tax-Managed Equity Asset Allocation    $535,603      $828,621      $17,000  $4,511,000 (3.6%)  $276,207    $178,861      $2,317.50
Tax-Managed International Equity        128,243       141,360        1,000   6,039,000 (33.9%)   47,126      43,008       1,435.00
Tax-Managed Mid-Cap Core                 23,004        37,714        1,000     242,000 (4.4%)    12,571       7,680         147.50
Tax-Managed Multi-Cap Opportunity       104,694       137,062        4,000     947,000 (5.2%)    45,687      34,898         797.50
Tax-Managed Small-Cap Growwth            79,576        94,744        2,000   1,254,000 (11.3%)   31,572      26,561         820.00
Tax-Managed Small-Cap Value              24,693        35,466          800     240,000 (4.6%)    11,825       8,231         162.50
Tax-Managed Value                     1,336,983     1,596,178       13,000  18,342,000 (8.5%)   532,059     445,679       5,292.50

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Total return prior to the date this Class of Tax-Managed Small-Cap Growth Fund 1.2 was first offered reflects the total return of Class C shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1. The total return of Class C shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 has not been adjusted to reflect differences in certain expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return shown below would be different. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. Tax-Managed International Equity Fund's Returns After Taxes may reflect foreign tax credits passed by the Fund to its shareholders.

Tax-Managed Equity Asset Allocation Fund                                              Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year          Life of Fund*
----------------------------                                                              --------          -------------
Before Taxes and Excluding Maximum Sales Charge                                             7.85%               2.13%
Before Taxes and Including Maximum Sales Charge                                             6.85%               2.13%
After Taxes on Distributions and Excluding Maximum Sales Charge                             7.85%               2.13%
After Taxes on Distributions and Including Maximum Sales Charge                             6.85%               2.13%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge              5.10%               1.82%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge              4.45%               1.82%
  Class C commenced operations March 4, 2002.

Tax-Managed International Equity Fund                                            Length of Period Ended October 31, 2004
Average Annual Total Return:                                                     One Year     Five Years     Life of Fund
----------------------------                                                     --------     ----------     ------------
Before Taxes and Excluding Maximum Sales Charge                                   13.23%        -10.82%         -5.80%
Before Taxes and Including Maximum Sales Charge                                   12.23%        -10.82%         -5.80%
After Taxes on Distributions and Excluding Maximum Sales Charge                   13.23%        -10.74%         -5.73%
After Taxes on Distributions and Including Maximum Sales Charge                   12.23%        -10.74%         -5.73%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge     8.60%         -8.77%         -4.73%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge     7.95%         -8.77%         -4.73%
  Class C commenced operations April 22, 1998.

Tax-Managed Mid-Cap Core Fund                                                         Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year*         Life of Fund*
----------------------------                                                              ---------         -------------
Before Taxes and Excluding Maximum Sales Charge                                             4.84%              3.81%
Before Taxes and Including Maximum Sales Charge                                             3.84%              3.81%
After Taxes on Distributions and Excluding Maximum Sales Charge                             4.84%              3.81%
After Taxes on Distributions and Including Maximum Sales Charge                             3.85%              3.81%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge              3.15%              3.25%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge              2.50%              3.25%
  Class C commenced operations March 4, 2002.

Tax-Managed Multi-Cap Opportunity Fund                                                Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year          Life of Fund*
----------------------------                                                              --------          -------------
Before Taxes and Excluding Maximum Sales Charge                                             3.08%              -0.70%
Before Taxes and Including Maximum Sales Charge                                             2.08%              -0.70%
After Taxes on Distributions and Excluding Maximum Sales Charge                             3.08%              -0.70%
After Taxes on Distributions and Including Maximum Sales Charge                             2.08%              -0.70%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge              2.00%              -0.60%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge              1.35%              -0.60%
  Class C commenced operations July 10, 2000.

Tax-Managed Small-Cap Growth Fund 1.2                                             Length of Period Ended October 31, 2004
Average Annual Total Return:                                                     One Year*     Five Years*     Life of Fund*
----------------------------                                                     ---------     -----------     -------------
Before Taxes and Excluding Maximum Sales Charge                                   -2.61%         -7.16%           -1.68%
Before Taxes and Including Maximum Sales Charge                                   -3.58%         -7.16%           -1.68%
After Taxes on Distributions and Excluding Maximum Sales Charge                   -2.61%         -7.16%           -1.68%
After Taxes on Distributions and Including Maximum Sales Charge                   -3.58%         -7.16%           -1.68%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge    -1.70%         -5.94%           -1.41%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge    -2.33%         -5.94%           -1.41%
  Class C commenced operations March 1, 2001.
  Class C of Tax-Managed Small-Cap Growth Fund 1.1 commenced operations
    September 29, 1997.

Tax-Managed Small-Cap Value Fund                                                      Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year*          Life of Fund*
----------------------------                                                              ---------          -------------
Before Taxes and Excluding Maximum Sales Charge                                             13.20%               9.62%
Before Taxes and Including Maximum Sales Charge                                             12.20%               9.62%
After Taxes on Distributions and Excluding Maximum Sales Charge                             13.20%               9.62%
After Taxes on Distributions and Including Maximum Sales Charge                             12.20%               9.62%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge               8.58%               8.27%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge               7.93%               8.27%
  Class C commenced operations March 4, 2002.

Tax-Managed Value Fund                                                                Length of Period Ended October 31, 2004
Average Annual Total Return:                                                              One Year          Life of Fund*
----------------------------                                                              --------          -------------
Before Taxes and Excluding Maximum Sales Charge                                            12.05%               6.48%
Before Taxes and Including Maximum Sales Charge                                            11.05%               6.48%
After Taxes on Distributions and Excluding Maximum Sales Charge                            12.01%               6.48%
After Taxes on Distributions and Including Maximum Sales Charge                            11.01%               6.48%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge              7.88%               5.60%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge              7.23%               5.60%
  Class C commenced operations January 24, 2000.


Control Persons and Principal Holders of Securities. At May 2, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Tax-Managed Equity Asset Allocation Fund    Merrill Lynch, Pierce, Fenner & Smith Inc.     Jacksonville, FL       20.2%
Tax-Managed International Equity            Merrill Lynch, Pierce, Fenner & Smith Inc.     Jacksonville, FL       15.9%
Tax-Managed Mid-Cap Core Fund               Merrill Lynch, Pierce, Fenner & Smith Inc.     Jacksonville, FL        6.6%
                                            NFSC FBO Bruce Gramaila & Julia Gramaila       St. Petersburg, FL      5.8%
Tax-Managed Multi-Cap Opportunity Fund      Merrill Lynch, Pierce, Fenner & Smith Inc.     Jacksonville, FL       17.5%
Tax-Managed Small-Cap Growth Fund 1.2       Merrill Lynch, Pierce, Fenner & Smith Inc.     Jacksonville, FL       17.6%
Tax-Managed Small-Cap Value Fund            Merrill Lynch, Pierce, Fenner & Smith Inc.     Jacksonville, FL       17.1%
Tax-Managed Value Fund                      Merrill Lynch, Pierce, Fenner & Smith Inc.     Jacksonville, FL       22.0%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class as of such date.

                                                                      APPENDIX D

                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I.   Overview

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31/st/ of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The

Committee will instruct the Adviser on the appropriate course of action. If the Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V.  Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX E

                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and
Procedures. These proxy policies and procedures reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

III. Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

     A.   Election of Board of Directors

     The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

     * The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.
     * The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Advisers will hold all directors accountable for the actions of the Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.
     * The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.
     * The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B.   Approval of Independent Auditors

The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

C.   Executive Compensation

The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

* The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
* The Advisers will generally vote against plans if annual option grants exceed 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

* The Advisers will typically vote against plans that have any of the following structural features:

     *    Ability to re-price underwater options without shareholder approval.
     * The unrestricted ability to issue options with an exercise price below the stock's current market price.
     *    Automatic share replenishment ("evergreen") feature.

* The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

     * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
     *    Using restricted stock grants instead of options.
     * Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

* The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D.   Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

* Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
* The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
* The Advisers will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
* The Advisers will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.
* The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
* The Advisers will vote against proposals for a separate class of stock with disparate voting rights.
* The Advisers will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Advisers will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

E.   State of Incorporation/Offshore Presence

Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers' clients.

F.   Environmental/Social Policy Issues

The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G.   Circumstances Under Which The Advisers Will Abstain From Voting

The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

IV.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Advisers' proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

V.   Identification and Resolution of Conflicts with Clients

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

     * Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of the Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in discussions with a corporate client considering management of the corporation's 401(k) plan assets.
     * A representative of the Legal and Compliance Departments will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.
     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

The Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     * For clients other than a Fund, if the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the "Policies"), she will (i) inform the Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact,
          (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.
     * If (i) the client involved is a Fund, or (ii) the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

          *    The client, in the case of an individual or corporate client;
          * In the case of a Fund, its board of directors, or any committee identified by the board; or
          *    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                                                                      APPENDIX F

                          EAGLE GLOBAL ADVISORS, L.L.C.
                              PROXY VOTING POLICIES

I.    Introduction

Eagle Global Advisors, L.L.C. (the "Adviser") has each adopted and implemented policies that the Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Adviser's authority to vote the proxies of its clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and Procedures. These proxy policies reflect the Securities and Exchange Commission ("SEC") requirements governing Adviser and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

Overview

The Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, the Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). The Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, the Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Adviser will routinely vote with management), the Adviser will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of the Adviser's clients) may seek insight from the Adviser's analysts and portfolio managers on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, the Adviser will utilize these guidelines when voting proxies on behalf of its clients.

     A.  Election of Board of Directors

     The Adviser believes that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Adviser believes that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

     * The Adviser will support the election of directors that result in a Board made up of a majority of independent directors.
     * The Adviser will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.
     * The Adviser will hold all directors accountable for the actions of the Board's committees. For example, the Adviser will consider withholding votes for nominees who have recently approved compensation arrangements that the Adviser deems excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.
     * The Adviser will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.
     * The Adviser will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B.  Approval of Independent Auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Adviser will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

C.  Executive Compensation

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Adviser is opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

  * The Adviser will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
  * The Adviser will generally vote against plans if annual option grants exceed 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Adviser will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s), to determine when or if it may be appropriate to exceed these guidelines.

  * The Adviser will typically vote against plans that have any of the following structural features:
  *  Ability to re-price underwater options without shareholder approval.
  * The unrestricted ability to issue options with an exercise price below the stock's current market price.
  *  Automatic share replenishment ("evergreen") feature.
  * The Adviser is supportive of measures intended to increase long-term stock ownership by executives. These may include:
  * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
  *  Using restricted stock grants instead of options.

Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance. The Adviser will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Adviser will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D.  Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Adviser opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

  * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Adviser will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
  * The Adviser will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
  * The Adviser will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
  * The Adviser will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.
  * The Adviser will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
  * The Adviser will vote against proposals for a separate class of stock with disparate voting rights.
  * The Adviser will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Adviser will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

E.  State of Incorporation/Offshore Presence

Under ordinary circumstances, the Adviser will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Adviser recognizes that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Adviser's clients.

F.  Environmental/Social Policy Issues

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Adviser recognizes that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Adviser generally supports management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Adviser expects that the companies in which they invest its clients' assets will act as responsible corporate citizens.

G.  Circumstances Under Which The Adviser Will Abstain From Voting

The Adviser will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Adviser. Under certain circumstances, the costs to its clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Adviser will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Adviser will not seek to vote proxies on behalf of its clients unless it has agreed to take on that responsibility on behalf of a client. Finally, the Adviser may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

Recordkeeping

The Adviser will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

  *  A copy of the Adviser's proxy voting policies and procedures;
  * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Adviser, the Adviser does not need to retain a separate copy of the proxy statement);
  *  A record of each vote cast*;
  * A copy of any document created by the Adviser that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
  * Each written client request for proxy voting records and the Adviser's written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Adviser for two years after they are created.

Identification and Resolution of Conflicts with Clients

As fiduciaries to its clients, the Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Adviser are able to identify potential conflicts of interest, the Adviser will take the following steps:

  * Quarterly, the Proxy Administrator will compile a list of significant clients or prospective clients of the Adviser (the "Conflicted Companies"). A Conflicted Company is a company/client that makes up more than 10% of the Advisors revenue or a company where the Advisors is also a finalist for new business that makes up more than 10% of the Advisors revenue.
  * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

*A record of all proxy statements with respect to securities held in client portfolios with respect to which the Company has agreed to vote proxies shall be maintained in the form of copies and an EXCEL (or similar) spreadsheet. Hard copies of the proxy statements shall not be maintained in Company files; instead, the Company shall rely on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") system. The person responsible for voting proxies shall maintain a record detailing for each company- in the form of copies and an EXCEL (or similar) spreadsheet containing the following information for each matter relating to a portfolio security considered at any shareholder meeting with respect to which the client is entitled to vote:

    a.  The name of the issuer of the portfolio security;
    b.  The exchange ticker symbol of the portfolio security;
    c.  Whether the registrant cast its vote for or against management.

The Eaton Vance Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

  * If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), he will (i) inform the Eaton Vance Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

  * If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

       *  The client, in the case of an individual or corporate client;
       * In the case of a Fund its board of directors, or any committee identified by the board; or
       * The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Adviser's clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                                                                      APPENDIX G

                     ATLANTA CAPITAL MANAGEMENT COMPANY, LLC
                              PROXY VOTING POLICIES

I.   Introduction

Atlanta Capital Management Company, LLC ("ACM") has adopted and implemented policies (and the procedures into which they are incorporated) that ACM believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. ACM's authority to vote the proxies of its clients is established by their advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

ACM manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, ACM seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). ACM is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and Board of Directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, ACM takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which ACM will routinely vote with management), ACM will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when it believes the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of ACM's clients) may seek insight from ACM's analysts, portfolio managers and/or Executive Committee on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines, rather than hard and fast rules, simply because corporate governance issues are so varied.

III. Institutional Shareholder Services

In order to facilitate this proxy voting process, ACM has retained Institutional Shareholder Services ("ISS") to assist the firm with in-depth proxy research, vote execution, and the recordkeeping necessary for the appropriate management of a client account. ISS is an advisor that specializes in providing a variety of fiduciary-level services related to proxy voting. In addition to analyses, ISS delivers to ACM voting reports that reflect voting activities for ACM's clients, enabling the clients to monitor voting activities performed by ACM.

IV.  Proxy Edge (Automatic Date Processing)

In addition ACM has retained ProxyEdge ("ADP") to assist the firm with vote execution, and the record keeping necessary for the appropriate management of a client account. ProxyEdge is an advisor that specializes in providing a variety of fiduciary-level services related to proxy voting. ProxyEdge delivers to ACM voting reports that reflect voting activities for ACM's clients, enabling the clients to monitor voting activities performed by ACM.

V.   Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, ACM will utilize these guidelines when voting proxies on behalf of its clients.

     A.   Election of Board of Directors

     ACM believes that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, ACM believes that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

          * ACM will support the election of directors that result in a Board made up of a majority of independent directors.
          * ACM will support the election of independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.
          * ACM will hold all directors accountable for the actions of the Board's committees. For example, ACM will consider withholding votes for nominees who have recently approved compensation arrangements that ACM deems excessive or proposed equity-based compensation plans that unduly dilute the ownership interests of shareholders.
          * ACM will support efforts to declassify existing Boards, and will vote against efforts by companies to adopt classified Board structures.
          * ACM will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

     B.   Approval of Independent Auditors

     ACM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. ACM will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

     C.   Executive Compensation

     ACM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, ACM is opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

     * ACM will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
     * ACM will generally vote against plans if annual option grants exceed 2% of shares outstanding.

     These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings ACM considers other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, members of senior management, to determine when or if it may be appropriate to exceed these guidelines.

     * ACM will typically vote against plans that have any of the following structural features:
          *    Ability  to  re-price   underwater  options  without  shareholder
               approval.
          * The unrestricted ability to issue options with an exercise price below the stock's current market price.
          *    Automatic share replenishment ("evergreen") feature.

     * ACM is supportive of measures intended to increase long-term stock ownership by executives. These may include:
          * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
          *    Using restricted stock grants instead of options.
          * Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.
          * ACM will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, ACM will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

     D.   Corporate Structure Matters/Anti-Takeover Defenses

     As a general matter, ACM opposes anti-takeover measures and other proposals
     designed  to  limit  the  ability  of   shareholders  to  act  on  possible
     transactions. In general,

     * Because a classified board structure prevents shareholders from electing a full slate of directors annually, ACM will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
     * ACM will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
     * ACM will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
     * ACM will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and ACM can vote for proposals to issue such preferred stock in those circumstances.
     * ACM will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
     * ACM will vote against proposals for a separate class of stock with disparate voting rights.
     * ACM will consider on a case-by-case basis board-approved proposals regarding changes to a company's capitalization, however ACM will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis).

     E.   State of Incorporation/Offshore Presence

     Under ordinary circumstances, ACM will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by a Board of Directors. ACM recognizes that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company including ACM's clients.

     F.   Environmental/Social Policy Issues

     ACM believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's Board of Directors. ACM recognizes that certain social and environmental issues raised in shareholder proposals are the subjects of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. ACM generally supports management on these types of proposals, though exceptions may be made in certain instances where ACM believes a proposal has substantial economic implications. ACM expects that the companies in which clients' assets are invested will act as responsible corporate citizens.

     G.   Circumstances Under Which ACM Will Abstain From Voting

     ACM will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to ACM. Under certain circumstances, the costs to clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, ACM will make a case-by-case determination on whether or not to vote such proxies. In the case of countries that require so-called "share blocking," ACM may also abstain from voting. ACM will not seek to vote proxies on behalf of its clients unless it has agreed to take on that responsibility on behalf of a client. Finally, ACM may be required to abstain from voting on a particular proxy in a situation where a conflict exists between ACM and its client. The policy for resolution of such conflicts is described below in Section VII.

VI.  Recordkeeping

ACM will maintain records relating to the proxies voted on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of ACM's proxy voting policies and procedures;
     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to ACM, ACM does not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by ACM that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and ACM's written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of ACM for two years after they are created.

VII. Identification and Resolution of Conflicts With Clients

As fiduciary to its clients, ACM puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of ACM are able to identify potential conflicts of interest, ACM will take the following steps:

     * Quarterly, the Compliance Officer will seek information from the supervisor of each functional unit of ACM (marketing, operations, etc.) Each supervisor will be asked to provide a list of significant clients or prospective clients of ACM. For example, a supervisor would report the fact that ACM was in discussions with a corporate client considering management of the corporation's pension plan assets.
     * The Compliance Officer will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.
     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Compliance Officer and members of senior management of ACM.

The Compliance Officer and designated members of senior management will then determine if a conflict of interest exists between ACM and its client. If they determine that a conflict exists, they will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     * If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), he will (i) inform the Compliance Officer and designated members of senior management of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.
     * If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Proxy Administrator will seek instruction on how the proxy should be voted from:

          *    The client, in the case of an individual or corporate client;
          * The Board of Directors, or any committee thereof identified by the Board, in the case of a Fund; or
          *    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

ACM will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client or Board of Directors, as the case may be, fails to instruct the Proxy Administrator on how to vote the proxy, the Proxy Administrator will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of ACM to vote its clients' proxies would have a material adverse economic impact on ACM's clients' securities holdings in the Conflicted Company, ACM may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                                                                      APPENDIX H

                              FOX ASSET MANAGEMENT
                               PROXY VOTING POLICY
                                   (Standard)

Introduction

Fox Asset Management ("Fox") has adopted and implemented policies (and the procedures into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Fox's authority to vote the proxies of its clients is established by their advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

For those accounts which Fox has undertaken to vote proxies, Fox retains the final authority and responsibility for such voting. On behalf of its valued clients, Fox:

    (1)   applies a proxy voting policy consistently;
    (2)   documents the reasons for voting; and
    (3) maintains records of voting activities for clients and regulating authorities.

Recordkeeping

Fox will maintain records relating to the proxies it votes on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of Fox's proxy voting policies and procedures;
     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to Fox, Fox does not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by Fox that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and Fox's written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Fox for two years after they are created.

Approval of Independent Auditors

Fox believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. Fox will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

Voting Policy

Fox manages client accounts solely in the best interest of the recipients or beneficiaries of the funds it is investing. Industry standards of care, skill, prudence and diligence are brought to bear on every investment action. This philosophy of prudence is applied to proxy voting as well.

Fox purchases an equity, focusing on the ability of the company's board of directors and senior management to improve shareholder value. However, the confidence in management shown by Fox's purchase of the stock does not transfer to automatic voting procedures whereby Fox "rubber stamps" its wishes on the proxy ballot.

Fox views the proxy as an economic instrument, and makes proxy voting decisions based on financial criteria when present. At the same time, decisions will, whenever possible, protect the rights of its clients as shareholders. Thus, in making a proxy voting decision, two primary considerations are in effect: first, the economic impact of the proposal; and second, the impact of the proposal on shareholder rights.

For Fox's clients who are supportive of timely--and sometimes controversial--social issues, Fox will attempt to vote proxies in a manner that reflects their perspective. However, it should be noted that Fox will support a social ballot item only after a careful assessment of the extent to which the outcome that is advocated in the social proposal would impair or injure the company's chances to fulfill its mission and meet its growth targets.

Therefore, to summarize all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review and the account for which Fox is voting. In other words, proxy voting guidelines are just that - guidelines. When company- and client-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no company- and client-specific reasons for voting to the contrary.

Specific Policies-Management Proposals

I. When voting on common, management-sponsored initiatives, Fox generally, although not always, votes in support of management.

     A.   Uncontested election of directors

            * Fox will assess the attendance record of board members, and potentially withhold support based on a poor attendance. Poor attendance can be defined as failing to attend 75% of the scheduled board meetings.
            * In re-electing incumbent directors, the long-term performance of the company relative to its peers--Fox will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the board has taken or is attempting to take steps to improve the company's performance.
            * Existence of any prior SEC violations and/or other criminal offenses--Fox will not vote in favor of a director nominee who, to Fox's actual knowledge, is the subject of SEC or other criminal enforcement actions.

     B. Approval of auditors provided they are independent as per the Sarbanes-Oxley Act.
     C.   Directors'    liability    and    indemnification.    Liability    and
          indemnification proposals will be supported if the provisions conform with state law.
     D.   General updating or passing corrective amendments to charter.
     E.   Elimination of preemptive rights.
     F.   Approval of a stock split.

II. When voting items, which have a potential positive financial or best interest impact, Fox generally, although not always, votes in support of management.

     A. Capitalization changes which eliminate other classes of stock and differential voting rights.
     B. Changes in common stock authorization for stock splits, stock dividends, and other specified needs which are no more than 100% of the existing authorization.
     C. Stock purchase plans that conform with Section 423 of the Internal Revenue Code. However, plans with voting power dilution of greater than 10% will not be supported.
     D.   Other stock-based plans which are appropriately structured.
     E.   Reductions in supermajority vote requirements.
     F.   Adoption of anti-greenmail provisions.
     G. Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price (cost v. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
     H. Mutual Funds: Approve or amend investment advisory agreement if the fee is comparable to similar funds.
     I. Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

III. When voting items which have a potential negative financial or best interest impact, Fox generally, although not always, votes to oppose management.

     A.   Elimination of cumulative voting.
     B. Capitalization changes which add classes of stock which are "blank check" in nature or that dilute the voting interests of existing shareholders.
     C. Increases in capitalization authorization greater than 100% where management does not offer an appropriate rationale for the increase or that appear to be contrary to the best interests of existing shareholders.
     D. Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers.
     E. Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.
     F.   Classified boards of directors.
     G. Reincorporation into a state which has more stringent anti-takeover and related provisions.
     H.   Shareholder   rights   plans   which  allow   appropriate   offers  to
          shareholders to be blocked by the board or which trigger provisions which prevent legitimate offers from proceeding.
     I.   Excessive compensation or non-salary compensation-related proposals.
     J.   Excessive   change-in-control   provisions   embedded  in   non-salary
          compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
     K.   Approve or amend director age restrictions.
     L.   Adjournment of meeting in order to solicit additional votes.
     M. "Other business as properly comes before the meeting" proposals which give a "blank check" to those acting as proxy.

Specific Policies-Shareholder Proposals

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders

All shareholder proposals are examined closely to determine economic impact and the impact on the interests of shareholders.

I. When voting shareholder proposals, Fox in general supports the following items:

     A.   Auditors should attend the annual meeting of shareholders.
     B.   Election of the board on an annual basis (declassify the board).
     C.   Establishing   independent   audit,   nominating,    or   compensation
          committees.
     D.   Bylaw or charter amendments to be made only with shareholder approval.
     E. Submit shareholder rights plan (poison pill) to vote, or redeem the plan.
     F.   Confidential voting.
     G. Expanded reporting of financial or compensation information, within reason.
     H.   Undo various anti-takeover related provisions.
     I.   Reduction or elimination of supermajority vote requirements.
     J.   Anti-greenmail provisions.
     K.   Opting-out of state business combination provisions.
     L.   Requiring a majority of independent directors on the board.
     M.   Elimination of outside directors' retirement benefits.

II. When voting shareholder proposals, Fox in general opposes the following items:

     A.   Limiting tenure of directors.
     B.   Requiring directors to own stock before being eligible to be elected.

     C. Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.
     D. Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive .
     E.   Proposals  which  require  inappropriate   endorsements  or  corporate
          actions.
     F.   Establishing a mandatory retirement age for directors.
     G.   Adoption of labor standards for foreign and domestic suppliers.

III. When voting shareholder proposals, Fox in general abstains on the following items:

     A.   Energy and the environment.
     B.   Northern Ireland.
     C.   Military business.
     D.   Maquiladora Standards and International Operations Policies.
     E.   Proposals regarding equal employment opportunities and discrimination.
     F. Requests that companies end their production of legal, but socially questionable, products.
     G.   Human resources issues.
     H.   Equality principles on sexual orientation.

Corporate Governance

Corporate governance issues may include, but are not limited to, the following:

     A. Corporate Defenses. Although Fox will review each proposal on a case-by-case basis, Fox will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. Fox will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

     B. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining the vote on these types of proposals, Fox will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

Identification and Resolution of Conflicts with Clients

As fiduciaries of their clients, FAM puts the interests of its clients ahead of its own. In order to ensure that relevant personnel at FAM are able to identify potential conflicts of interest, FAM will take the following steps:

     - Quarterly, the FAM Compliance department will seek information from the heads of each department of FAM. Each department head (operations, wrap, marketing and trading) will be asked to provide a list of significant business relationships or prospective significant business relationships of FAM. An example would be a brokerage firm or corporate client that represents a large source of assets for FAM.
     -    The  CCO  will  compile  a  list  of  the  companies  identified  (the
          "Conflicted Companies") and provide that list to the Proxy Administrator.
     - The Proxy Administrator will then compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the FAM CCO and the Chief Investment Officer.

The CCO and the CIO will then determine if a conflict of interest exists between FAM and the client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     - If the Proxy Administrator expects to vote the proxy (in consultation with the appropriate Investment Committee member) of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies), he or she will 1) inform the CCO and the CIO of that fact and, 2) vote the proxies and 3) record the existence of the conflict and the resolution of the matter.
     - If the Proxy Administrator intends to vote (in consultation with the appropriate Investment Committee member) in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material on the client(s) involved, FAM will seek instruction on how the proxy should be voted from:

            *  The client, in the case of an individual or corporate client;
            * In the case of a Fund its board of directors, or any committee identified by the board; or
            * The advisor, in situations where FAM acts as a sub-advisor to such advisor.

Fox Asset Management will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or the advisor, as the case may be, fails to instruct FAM on how to vote the proxy, FAM will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of FAM to vote its clients proxies would have a material adverse economic impact on FAM's clients' securities holdings in the Conflicted Company, FAM may vote such proxies to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                1-800-262-1122.

                                IMPORTANT NOTICE
                             REGARDING DELIVERY OF
                             SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND as of October 31, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF DUNCAN W. RICHARDSON]

Duncan W. Richardson
Portfolio Manager

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund's Class A shares had a total return of 8.66%. This return was the result of an increase in net asset value
   (NAV) per share to $10.79 on October 31, 2004, from $9.93 on October 31, 2003.(1)

- The Fund's Class B shares had a total return of 7.83% during the same period, the result of an increase in NAV per share to $10.60 on October 31, 2004, from $9.83 on October 31, 2003.(1)

- The Fund's Class C shares had a total return of 7.85% during the same period, the result of an increase in NAV per share to $10.58 on October 31, 2004, from $9.81 on October 31, 2003.(1)

- For comparison, the Russell 3000 Index had a total return of 9.51% during the same period.(2)

SEE PAGES 3 AND 4 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

- Despite election year uncertainties and continued geopolitical pressures, U.S. equity markets extended the advance started in 2003, driven by robust economic growth over the past year and strong gains in corporate earnings.

- In this environment, the Fund slightly underperformed its benchmark, the Russell 3000 Index, for the year ended October 31, 2004.(2) The Fund's performance is a function of both the performance of the underlying Portfolios, and its asset allocation among the Portfolios. The Fund benefited from its emphasis of small- and mid-cap stocks, given the continued leadership of smaller-capitalization stocks. However, the relative underperformance of the constituent Portfolios versus their respective benchmarks was a negative contributor to the Fund's overall returns.

- As we mentioned in the semiannual report, in February of this year, we used new fund flows to gradually reallocate approximately 5% of assets from small-capitalization Portfolios into our two domestic large-cap Portfolios. We continue to believe that this reallocation was prudent and that a modest shift back to large-cap investments is appropriate for several reasons. Historically, as we enter later stages of the economic recovery, overall growth rates typically have decelerated and large-cap stocks, on average, have adjusted better to the slowing environment. We believe valuations of larger-cap companies are also attractive, as many large-cap investments are trading at a discount relative to their small-cap peers. Lastly, small-cap leadership has persisted for the past 6-plus years, and we believe this out performance cycle is likely peaking.

- With markets remaining volatile over the past year, the benefit of daily rebalancing and diversification was apparent. The overall volatility of the Fund was lower than that of the Portfolios in which it invests and of the Russell 3000 Index.(2) The potential risk reduction benefit of asset allocation comes from having a reasonable allocation plan and sticking to it. We believe that through consistent asset allocation and the ongoing research efforts of the Fund and of each Portfolio, the Fund can remain a useful broad market investment vehicle for investors to reduce the effects of equity market volatility.

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED.

(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND as of October 31, 2004

PERFORMANCE

The line graphs and table set forth below provide information about the Fund's performance. The line graphs compare the performance each class of the Fund with that of the Russell 3000 Index, a broad-based, unmanaged market index of 3000 U.S. stocks. Class A total returns are presented at net asset value and public offering price. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, and Class C and the Russell 3000 Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*                                                                     CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)

One Year                                                                            8.66%     7.83%     7.85%
Life of Fund+                                                                       2.89      2.21      2.13
SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)

One Year                                                                            2.37%     2.83%     6.85%
Life of Fund+                                                                       0.63      0.74      2.13

+  Inception Dates - Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

CURRENT ALLOCATIONS++ By total investments

Tax-Managed Growth Portfolio                              22.5%
Tax-Managed Value Portfolio                               22.5%
Tax-Managed International Equity Portfolio                15.0%
Tax-Managed Multi-Cap Opportunity Portfolio               12.5%
Tax-Managed Mid-Cap Core Portfolio                        12.5%
Tax-Managed Small-Cap Growth Portfolio                     7.5%
Tax-Managed Small-Cap Value Portfolio                      7.5%

++ ALLOCATIONS ARE AS OF OCTOBER 31, 2004. FUND PROFILE AND ALLOCATIONS ARE
   SUBJECT TO CHANGE. YOU MAY OBTAIN FREE COPIES OF EACH OF THE PORTFOLIOS' MOST RECENT FINANCIAL STATEMENTS BY CONTACTING EATON VANCE DISTRIBUTORS, INC. AT 1-800-225-6265 OR FROM THE EDGAR DATABASE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (www.sec.gov).

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND CLASS A VS. THE RUSSELL 3000 INDEX**

                        March 31, 2002 - October 31, 2004

          EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND- CLASS A
                                Inception: 3/4/02

                                        EATON VANCE
                                        TAX-MANAGED
                    EATON VANCE         EQUITY ASSET
                    TAX-MANAGED         ALLOCATION FUND,
                    EQUITY ASSET        CLASS A,
                    ALLOCATION FUND,    INCLUDING SALES     RUSSELL 3000
DATE                CLASS A             CHARGE              INDEX
------------------------------------------------------------------------
 3/31/2002              $  10,000           $  9,425          $  10,000
 4/30/2002              $   9,798           $  9,238          $   9,475
 5/31/2002              $   9,654           $  9,102          $   9,365
 6/30/2002              $   9,009           $  8,494          $   8,691
 7/31/2002              $   8,094           $  7,632          $   8,000
 8/31/2002              $   8,162           $  7,695          $   8,037
 9/30/2002              $   7,411           $  6,987          $   7,193
10/31/2002              $   7,883           $  7,432          $   7,765
11/30/2002              $   8,287           $  7,813          $   8,235
12/31/2002              $   7,902           $  7,450          $   7,770
 1/31/2003              $   7,642           $  7,205          $   7,579
 2/28/2003              $   7,478           $  7,051          $   7,454
 3/31/2003              $   7,526           $  7,096          $   7,533
 4/30/2003              $   8,046           $  7,586          $   8,148
 5/31/2003              $   8,537           $  8,049          $   8,640
 6/30/2003              $   8,681           $  8,185          $   8,757
 7/31/2003              $   8,903           $  8,394          $   8,957
 8/31/2003              $   9,172           $  8,648          $   9,156
 9/30/2003              $   9,028           $  8,512          $   9,056
10/31/2003              $   9,557           $  9,011          $   9,604
11/30/2003              $   9,740           $  9,183          $   9,737
12/31/2003              $  10,067           $  9,492          $  10,182
 1/31/2004              $  10,183           $  9,601          $  10,395
 2/29/2004              $  10,337           $  9,746          $  10,535
 3/31/2004              $  10,279           $  9,691          $  10,410
 4/30/2004              $  10,039           $  9,465          $  10,194
 5/31/2004              $  10,096           $  9,519          $  10,342
 6/30/2004              $  10,375           $  9,782          $  10,548
 7/31/2004              $   9,981           $  9,410          $  10,149
 8/31/2004              $   9,904           $  9,338          $  10,191
 9/30/2004              $  10,212           $  9,628          $  10,348
10/31/2004              $  10,385           $  9,791          $  10,517

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND CLASS B VS. THE RUSSELL 3000 INDEX**

                        March 31, 2002 - October 31, 2004

          EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND- CLASS B
                                Inception: 3/4/02

                       EATON VANCE
                       TAX-MANAGED
                       EQUITY ASSET
                       ALLOCATION FUND,       RUSSELL 3000
DATE                   CLASS B                INDEX
----------------------------------------------------------
 3/31/2002                $  10,000            $  10,000
 4/30/2002                $   9,788            $   9,475
 5/31/2002                $   9,635            $   9,365
 6/30/2002                $   8,990            $   8,691
 7/31/2002                $   8,087            $   8,000
 8/31/2002                $   8,144            $   8,037
 9/30/2002                $   7,394            $   7,193
10/31/2002                $   7,856            $   7,765
11/30/2002                $   8,250            $   8,235
12/31/2002                $   7,856            $   7,770
 1/31/2003                $   7,596            $   7,579
 2/28/2003                $   7,433            $   7,454
 3/31/2003                $   7,471            $   7,533
 4/30/2003                $   7,981            $   8,148
 5/31/2003                $   8,471            $   8,640
 6/30/2003                $   8,606            $   8,757
 7/31/2003                $   8,817            $   8,957
 8/31/2003                $   9,077            $   9,156
 9/30/2003                $   8,933            $   9,056
10/31/2003                $   9,452            $   9,604
11/30/2003                $   9,625            $   9,737
12/31/2003                $   9,942            $  10,182
 1/31/2004                $  10,048            $  10,395
 2/29/2004                $  10,202            $  10,535
 3/31/2004                $  10,135            $  10,410
 4/30/2004                $   9,885            $  10,194
 5/31/2004                $   9,942            $  10,342
 6/30/2004                $  10,202            $  10,548
 7/31/2004                $   9,817            $  10,149
 8/31/2004                $   9,731            $  10,191
 9/30/2004                $  10,029            $  10,348
10/31/2004                $  10,192            $  10,517
   Less 4%                $     400
10/31/2003                $   9,792

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND CLASS C VS. THE RUSSELL 3000 INDEX**

                        March 31, 2002 - October 31, 2004

          EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND- CLASS C
                                Inception: 3/4/02

                       EATON VANCE
                       TAX-MANAGED
                       EQUITY ASSET
                       ALLOCATION FUND,       RUSSELL 3000
DATE                   CLASS C                INDEX
----------------------------------------------------------
 3/31/2002                 $  10,000           $  10,000
 4/30/2002                 $   9,788           $   9,475
 5/31/2002                 $   9,634           $   9,365
 6/30/2002                 $   8,989           $   8,691
 7/31/2002                 $   8,075           $   8,000
 8/31/2002                 $   8,133           $   8,037
 9/30/2002                 $   7,382           $   7,193
10/31/2002                 $   7,844           $   7,765
11/30/2002                 $   8,248           $   8,235
12/31/2002                 $   7,854           $   7,770
 1/31/2003                 $   7,594           $   7,579
 2/28/2003                 $   7,421           $   7,454
 3/31/2003                 $   7,459           $   7,533
 4/30/2003                 $   7,979           $   8,148
 5/31/2003                 $   8,460           $   8,640
 6/30/2003                 $   8,595           $   8,757
 7/31/2003                 $   8,816           $   8,957
 8/31/2003                 $   9,076           $   9,156
 9/30/2003                 $   8,932           $   9,056
10/31/2003                 $   9,442           $   9,604
11/30/2003                 $   9,615           $   9,737
12/31/2003                 $   9,933           $  10,182
 1/31/2004                 $  10,039           $  10,395
 2/29/2004                 $  10,193           $  10,535
 3/31/2004                 $  10,125           $  10,410
 4/30/2004                 $   9,875           $  10,194
 5/31/2004                 $   9,933           $  10,342
 6/30/2004                 $  10,202           $  10,548
 7/31/2004                 $   9,808           $  10,149
 8/31/2004                 $   9,721           $  10,191
 9/30/2004                 $  10,019           $  10,348
10/31/2004                 $  10,183           $  10,517

** SOURCE: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 3/4/02. THE
   INDEX'S TOTAL RETURNS DO NOT REFLECT ANY COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           8.66%           2.89%
Return After Taxes on Distributions           8.66%           2.89%
Return After Taxes on Distributions
and Sale of Fund Shares                       5.63%           2.46%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           2.37%           0.63%
Return After Taxes on Distributions           2.37%           0.63%
Return After Taxes on Distributions
and Sale of Fund Shares                       1.54%           0.54%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           7.85%           2.13%
Return After Taxes on Distributions           7.85%           2.13%
Return After Taxes on Distributions
and Sale of Fund Shares                       5.10%           1.82%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           6.85%           2.13%
Return After Taxes on Distributions           6.85%           2.13%
Return After Taxes on Distributions
and Sale of Fund Shares                       4.45%           1.82%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           7.83%           2.21%
Return After Taxes on Distributions           7.83%           2.21%
Return After Taxes on Distributions
and Sale of Fund Shares                       5.09%           1.88%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           2.83%           0.74%
Return After Taxes on Distributions           2.83%           0.74%
Return After Taxes on Distributions
and Sale of Fund Shares                       1.84%           0.63%

Class A, Class B, and Class C commenced operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND as of October 31, 2004

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

              EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

                                        BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE   EXPENSES PAID DURING PERIOD*
                                               (5/1/04)                  (10/31/04)            (5/1/04 - 10/31/04)
-----------------------------------------------------------------------------------------------------------------------
Actual
Class A                                       $ 1,000.00                $ 1,034.51                $  7.36
Class B                                       $ 1,000.00                $ 1,031.13                $ 11.13
Class C                                       $ 1,000.00                $ 1,031.19                $ 11.13

Hypothetical
(5% return per year before expenses)
Class A                                       $ 1,000.00                $ 1,017.90                $  7.30
Class B                                       $ 1,000.00                $ 1,014.20                $ 11.04
Class C                                       $ 1,000.00                $ 1,014.20                $ 11.04

* Expenses are equal to the Fund's annualized expense ratio of 1.44% for Class A shares, 2.18% for Class B shares, and 2.18% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The Example reflects the expenses of both the Fund and the Portfolios.

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND as of October 31, 2004 FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed Value Portfolio, at value
   (identified cost, $68,001,407)                                             $   81,570,740
Investment in Tax-Managed Growth Portfolio, at value
   (identified cost, $73,099,486)                                                 78,950,282
Investment in Tax-Managed International Equity Portfolio, at value
   (identified cost, $53,641,013)                                                 61,499,865
Investment in Tax-Managed Small-Cap Value Portfolio, at value
   (identified cost, $22,161,609)                                                 29,409,499
Investment in Tax-Managed Multi-Cap Opportunity Portfolio, at value
   (identified cost, $39,919,704)                                                 45,807,189
Investment in Tax-Managed Mid-Cap Core Portfolio, at value
   (identified cost, $38,255,708)                                                 44,570,485
Investment in Tax-Managed Small-Cap Growth Portfolio, at value
   (identified cost, $23,111,730)                                                 27,008,927
Receivable for Fund shares sold                                                      500,741
--------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $  369,317,728
--------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                              $      807,420
Payable to affiliate for distribution and service fees                                68,099
Payable to affiliate for Trustees' fees                                                  264
Accrued expenses                                                                     122,162
--------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $      997,945
--------------------------------------------------------------------------------------------
NET ASSETS                                                                    $  368,319,783
--------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                               $  320,640,693
Accumulated net realized loss from Portfolios (computed on the basis
   of identified cost)                                                            (3,522,903)
Accumulated net investment income                                                    575,663
Net unrealized appreciation from Portfolios (computed on the basis
   of identified cost)                                                            50,626,330
--------------------------------------------------------------------------------------------
TOTAL                                                                         $  368,319,783
--------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                    $  134,070,413
SHARES OUTSTANDING                                                                12,424,325
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $        10.79
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $10.79)                                           $        11.45
--------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                    $  109,470,675
SHARES OUTSTANDING                                                                10,325,601
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $        10.60
--------------------------------------------------------------------------------------------

CLASS C SHARES

--------------------------------------------------------------------------------------------
NET ASSETS                                                                    $  124,778,695
SHARES OUTSTANDING                                                                11,791,125
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $        10.58
--------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolios (net of foreign taxes, $159,331)          $    4,712,250
Interest allocated from Portfolios                                                    82,562
Expenses allocated from Portfolios                                                (2,602,052)
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIOS                                         $    2,192,760
--------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                        $      303,169
Administration fee                                                                   487,184
Trustees' fees and expenses                                                            2,789
Distribution and service fees
   Class A                                                                           284,792
   Class B                                                                         1,002,823
   Class C                                                                         1,105,904
Transfer and dividend disbursing agent fees                                          300,767
Registration fees                                                                     88,234
Legal and accounting services                                                         65,888
Custodian fee                                                                         39,790
Printing and postage                                                                  26,912
Miscellaneous                                                                          8,519
--------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                $    3,716,771
--------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                           $   (1,524,011)
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIOS

Net realized gain (loss)--
   Investment transactions (identified cost basis)                            $    4,926,122
   Securities sold short                                                             (47,302)
   Foreign currency transactions                                                     (28,394)
   Net increase from payments by an affiliate and net gains (losses)
      realized on the disposal of investments purchased which did not
      meet Tax-Managed Small-Cap Growth Portfolio's investment guidelines              5,557
--------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                             $    4,855,983
--------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
   Investments (identified cost basis)                                        $   19,144,618
   Securities sold short                                                            (434,277)
   Foreign currency                                                                  850,083
--------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          $   19,560,424
--------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                              $   24,416,407
--------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $   22,892,396
--------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                           YEAR ENDED          YEAR ENDED
IN NET ASSETS                                                                 OCTOBER 31, 2004    OCTOBER 31, 2003
------------------------------------------------------------------------------------------------------------------
From operations--
   Net investment loss                                                        $     (1,524,011)   $     (1,064,172)
   Net realized gain from investments,
      securities sold short, foreign currency
      and payment by affiliate transactions                                          4,855,983           1,854,574
   Net change in unrealized
      appreciation (depreciation)
      of investments, securities
      sold short and foreign currency                                               19,560,424          34,703,882
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $     22,892,396    $     35,494,284
------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest--
   Proceeds from sale of shares
      Class A                                                                 $     60,067,487    $     51,682,323
      Class B                                                                       35,938,466          44,566,312
      Class C                                                                       46,557,647          51,249,913
   Cost of shares redeemed
      Class A                                                                      (17,852,992)        (19,345,458)
      Class B                                                                      (12,602,084)         (7,214,369)
      Class C                                                                      (14,442,434)        (10,204,143)
   Net Asset value of shares exchanged
      Class A                                                                          589,553                  --
      Class B                                                                         (589,553)                 --
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                                    $     97,666,090    $    110,734,578
------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                                    $    120,558,486    $    146,228,862
------------------------------------------------------------------------------------------------------------------

NET ASSETS

AT BEGINNING OF YEAR                                                          $    247,761,297    $    101,532,435
------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                                $    368,319,783    $    247,761,297
------------------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS

AT END OF YEAR                                                                $        575,663    $        299,692
------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                                CLASS A
                                                                        -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                        --------------------------------    PERIOD ENDED
                                                                             2004              2003         OCTOBER 31,2002(1)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF YEAR                                    $       9.930      $       8.190    $            10.000
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)(2)                                         $       0.002      $      (0.012)   $            (0.024)
Net realized and unrealized gain (loss)                                         0.858              1.752                 (1.786)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                     $       0.860      $       1.740    $            (1.810)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE--END OF YEAR                                            $      10.790      $       9.930    $             8.190
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                                  8.66%(6)          21.25%                (18.10)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                 $     134,070      $      82,868    $            38,528
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                               1.46%              1.52%                  1.55%(5)
   Net investment income (loss)                                                  0.02%             (0.14)%                (0.43)%(5)
Portfolio Turnover of the Tax-Managed Value Portfolio                              44%                76%                   213%
Portfolio Turnover of the Tax-Managed Growth Portfolio                              4%                19%                    21%
Portfolio Turnover of the Tax-Managed International Equity Portfolio               62%               100%                   128%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio                    12%                21%                     5%
Portfolio Turnover of the Tax-Managed Multi-Cap Opportunity Portfolio             239%               224%                   225%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio                       42%                50%                    13%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio                  282%               248%                   131%

+ The operating expenses of the Portfolios may reflect a reduction of their investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator for the period from the start of business, March 4, 2002, to October 31, 2002. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                   1.47%                --                   1.77%(5)
   Net investment income (loss)                                                  0.01%                --                  (0.65)%(5)
Net investment income (loss) per share(2)                               $       0.001                 --    $            (0.036)
-------------------------------------------------------------------------------------------------------------------------------

(1)  For the period from the start of business, March 4, 2002, to October 31,
     2002.
(2) Net investment income (loss) per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolios' allocated expenses.
(5)  Annualized.
(6) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in Tax-Managed Small-Cap Growth
     Portfolio  (the  Portfolio),   realized  on  the  disposal  of  investments
     purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

                        See notes to financial statements

                                                                                                CLASS B
                                                                        -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                        --------------------------------    PERIOD ENDED
                                                                             2004              2003         OCTOBER 31,2002(1)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF YEAR                                    $       9.830      $       8.170    $            10.000
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                                  $      (0.076)     $      (0.077)   $            (0.065)
Net realized and unrealized gain (loss)                                         0.846              1.737                 (1.765)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                     $       0.770      $       1.660    $            (1.830)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE--END OF YEAR                                            $      10.600      $       9.830    $             8.170
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                                  7.83%(6)          20.32%                (18.30)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                 $     109,471      $      79,854    $            31,101
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                               2.21%              2.27%                  2.30%(5)
   Net investment loss                                                          (0.73)%            (0.88)%                (1.17)%(5)
Portfolio Turnover of the Tax-Managed Value Portfolio                              44%                76%                   213%
Portfolio Turnover of the Tax-Managed Growth Portfolio                              4%                19%                    21%
Portfolio Turnover of the Tax-Managed International Equity Portfolio               62%               100%                   128%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio                    12%                21%                     5%
Portfolio Turnover of the Tax-Managed Multi-Cap Opportunity Portfolio             239%               224%                   225%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio                       42%                50%                    13%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio                  282%               248%                   131%

+ The operating expenses of the Portfolios may reflect a reduction of their investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator for the period from the start of business, March 4, 2002, to October 31, 2002. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                   2.22%                --                   2.52%(5)
   Net investment loss                                                          (0.74)%               --                  (1.39)%(5)
Net investment loss per share(2)                                        $      (0.077)                --    $            (0.077)

(1) For the period from the start of business, March 4, 2002, to October 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolios' allocated expenses.
(5)  Annualized.
(6) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in Tax-Managed Small-Cap Growth Portfolio (the Portfolio), realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

                        See notes to financial statements

                                                                                                CLASS C
                                                                        -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                        --------------------------------    PERIOD ENDED
                                                                             2004              2003         OCTOBER 31,2002(1)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF YEAR                                    $       9.810      $       8.150    $            10.000
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                                  $      (0.076)     $      (0.076)   $            (0.065)
Net realized and unrealized gain (loss)                                         0.846              1.736                 (1.785)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                     $       0.770      $       1.660    $            (1.850)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE--END OF YEAR                                            $      10.580      $       9.810    $             8.150
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                                  7.85%(6)          20.37%                (18.50)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                 $     124,779      $      85,040    $            31,903
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                               2.21%              2.27%                  2.30%(5)
   Net investment loss                                                          (0.73)%            (0.88)%                (1.17)%(5)
Portfolio Turnover of the Tax-Managed Value Portfolio                              44%                76%                   213%
Portfolio Turnover of the Tax-Managed Growth Portfolio                              4%                19%                    21%
Portfolio Turnover of the Tax-Managed International Equity Portfolio               62%               100%                   128%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio                    12%                21%                     5%
Portfolio Turnover of the Tax-Managed Multi-Cap Opportunity Portfolio             239%               224%                   225%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio                       42%                50%                    13%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio                  282%               248%                   131%

+ The operating expenses of the Portfolios may reflect a reduction of their investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator for the period from the start of business, March 4, 2002, to October 31, 2002. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                   2.22%                --                   2.52%(5)
   Net investment loss                                                          (0.74)%               --                  (1.39)%(5)
Net investment loss per share(2)                                        $      (0.077)                --    $            (0.077)

(1) For the period from the start of business, March 4, 2002, to October 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolios' allocated expenses.
(5)  Annualized.
(6) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in Tax-Managed Small-Cap Growth Portfolio (the Portfolio), realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

                        See notes to financial statements

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND as of October 31, 2004 NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund currently invests all of its investable assets in the following seven tax-managed equity portfolios managed by Eaton Vance or its affiliates:
   Tax-Managed Value Portfolio, Tax-Managed Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Small-Cap Value Portfolio, Tax-Managed Multi-Cap Opportunity Portfolio, Tax-Managed Mid-Cap Core Portfolio and Tax-Managed Small-Cap Growth Portfolio (the Portfolios). Each Portfolio is organized as a New York Trust. The investment objectives and policies of the Portfolios together are the same as those of the Fund. The value of the Fund's investment in each Portfolio reflects the Fund's proportionate interest in the net assets of the Tax-Managed Value Portfolio, Tax-Managed Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Small-Cap Value Portfolio, Tax-Managed Multi-Cap Opportunity Portfolio, Tax-Managed Mid-Cap Core Portfolio and Tax-Managed Small-Cap Growth Portfolio (10.2%, 0.4%, 46.6%, 55.3%, 42.1%, 66.4%, and 14.9%,
   respectively, at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-225-6265.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- The valuation policy of each Portfolio is as follows: Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolios may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolios for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

   C EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

   D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $2,400,176 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010.

   E EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   F OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

   G INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior year, if any). Shareholders may reinvest all distributions in shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   During the year ended October 31, 2004, accumulated paid-in capital was decreased by $1,895,227, net investment loss was decreased by $1,799,982, and accumulated net realized loss was decreased by $95,245 primarily due to differences between book and tax accounting treatment of net operating losses, foreign currency gains and losses, passive foreign investment companies and real estate investment trusts. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Capital loss carryforwards                                 $   (2,400,176)
   Unrealized appreciation                                    $   48,929,064
   Other temporary differences                                $    1,150,202

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                        YEAR ENDED OCTOBER 31,
                                                      --------------------------
   CLASS A                                               2004           2003
   -----------------------------------------------------------------------------
   Sales                                                5,725,932      5,934,498
   Redemptions                                         (1,703,864)    (2,293,895)
   Exchanges from Class B shares                           56,477             --
   -----------------------------------------------------------------------------
   NET INCREASE                                         4,078,545      3,640,603
   -----------------------------------------------------------------------------

                                                        YEAR ENDED OCTOBER 31,
                                                      --------------------------
   CLASS B                                               2004           2003
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   Sales                                                3,476,531      5,157,504
   Redemptions                                         (1,219,817)      (840,432)
   Exchanges to Class A shares                            (57,280)            --
   -----------------------------------------------------------------------------
   NET INCREASE                                         2,199,434      4,317,072
   -----------------------------------------------------------------------------

                                                        YEAR ENDED OCTOBER 31,
                                                      --------------------------
   CLASS C                                               2004           2003
   -----------------------------------------------------------------------------
   Sales                                                4,526,216      5,964,727
   Redemptions                                         (1,404,403)    (1,209,188)
   -----------------------------------------------------------------------------
   NET INCREASE                                         3,121,813      4,755,539
   -----------------------------------------------------------------------------

4  TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 0.80% (annually) of average daily net assets of the Fund up to $500 million and at reduced rates as daily net assets exceed that level. The advisory fee payable by the Fund is reduced by the Fund's allocable portion of the advisory fees paid by the Portfolios in which it invests. The Fund's allocated portion of the advisory fees paid by the Portfolios totaled $2,284,660 for the year ended October 31, 2004. For the year ended October 31, 2004, the advisory fee paid directly by the Fund amounted to $303,169.

   An administrative fee is earned by EVM for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the year ended October 31, 2004, the administration fee amounted to $487,184.

   Except for Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by EVM. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred. Certain officers and Trustees of the Fund and Portfolios are officers of the above organization.

   EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. During the year ended October 31, 2004, EVM earned $27,945 in sub-transfer agent fees.

   The Fund was informed that EVD, a subsidiary of EVM and the Funds principal underwriter, received $242,662 as its portion of the sales charge on sales of Class A for the year ended October 31, 2004.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan), pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A
   Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $752,117, and $829,428 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $3,817,000, and $4,511,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2004 amounted to $284,792, $250,706 and $276,476 for Class A, Class B, and Class C shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $150, $249,000 and $17,000 of CDSC paid by shareholders for Class A, Class B, and Class C shares, respectively, for the year ended October 31, 2004.

7  INVESTMENT TRANSACTIONS

   For the year ended October 31, 2004, increases and decreases in the Fund's investment in the Portfolios were as follows:

   PORTFOLIO                                             CONTRIBUTIONS      WITHDRAWALS
   ------------------------------------------------------------------------------------
   Tax-Managed Value Portfolio                          $   23,422,030   $       18,934
   Tax-Managed Growth Portfolio                             25,336,565               --
   Tax-Managed International Equity Portfolio               17,921,142          113,538
   Tax-Managed Small-Cap Value Portfolio                     4,961,635        3,944,989
   Tax-Managed Multi-Cap Opportunity Portfolio              13,655,369               --
   Tax-Managed Mid-Cap Core Portfolio                       11,487,294               --
   Tax-Managed Small-Cap Growth Portfolio                    5,119,296        2,255,262

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND as of October 31, 2004 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, and for the period from the start of business, March 4, 2002 to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter a wholly-owned subsidiary of EVM.

                                        TERM OF                                    NUMBER OF PORTFOLIOS
                          POSITION    OFFICE AND                                      IN FUND COMPLEX
       NAME AND           WITH THE     LENGTH OF      PRINCIPAL OCCUPATION(S)           OVERSEEN BY
    DATE OF BIRTH           TRUST       SERVICE       DURING PAST FIVE YEARS             TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes           Trustee     Since 1991   Chairman, President and Chief   192                    Director of EVC
11/9/41                                            Executive Officer of BMR,
                                                   EVC, EVM and EV; Director of
                                                   EV; Vice President and
                                                   Director of EVD. Trustee
                                                   and/or officer of 192
                                                   registered investment
                                                   companies in the Eaton Vance
                                                   Fund Complex. Mr. Hawkes is
                                                   an interested person because
                                                   of his positions with BMR,
                                                   EVM, EVC and EV, which are
                                                   affiliates of the Trust.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III      Trustee     Since 1986   Jacob H. Schiff Professor of    192                    Director of Tiffany & Co.
2/23/35                                            Investment Banking Emeritus,                           (specialty retailer) and
                                                   Harvard University Graduate                            Telect, Inc.
                                                   School of Business                                     (telecommunication
                                                   Administration.                                        services company)

William H. Park           Trustee     Since 2003   President and Chief Executive   192                    None
9/19/47                                            Officer, Prizm Capital
                                                   Management, LLC (investment
                                                   management firm) (since
                                                   2002). Executive Vice
                                                   President and Chief Financial
                                                   Officer, United Asset
                                                   Management Corporation (a
                                                   holding company owning
                                                   institutional investment
                                                   management firms)
                                                   (1982-2001).

Ronald A. Pearlman        Trustee     Since 2003   Professor of Law, Georgetown    192                    None
7/10/40                                            University Law Center (since
                                                   1999). Tax Partner Covington
                                                   & Burling, Washington, DC
                                                   (1991-2000).

Norton H. Reamer          Trustee     Since 1986   President, Chief Executive      192                    None
9/21/35                                            Officer and a Director of
                                                   Asset Management Finance
                                                   Corp. (a specialty finance
                                                   company serving the
                                                   investment management
                                                   industry) (since October
                                                   2003). President, Unicorn
                                                   Corporation (an investment
                                                   and financial advisory
                                                   services company) (since
                                                   September 2000). Formerly,
                                                   Chairman, Hellman, Jordan
                                                   Management Co., Inc. (an
                                                   investment management
                                                   company) (2000-2003).
                                                   Formerly, Advisory Director
                                                   of Berkshire Capital
                                                   Corporation (investment
                                                   banking firm) (2002-2003).
                                                   Formerly Chairman of the
                                                   Board, United Asset
                                                   Management Corporation (a
                                                   holding company owning
                                                   institutional investment
                                                   management firms) and
                                                   Chairman, President and
                                                   Director, UAM Funds (mutual
                                                   funds) (1980-2000).

Lynn A. Stout             Trustee     Since 1998   Professor of Law, University    192                    None
9/14/57                                            of California at Los Angeles
                                                   School of Law (since July
                                                   2001). Formerly, Professor of
                                                   Law, Georgetown University
                                                   Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                TERM OF
                              POSITION         OFFICE AND
       NAME AND               WITH THE          LENGTH OF               PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH            TRUST             SERVICE                 DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.           President         Since 2002    Executive Vice President of EVM, BMR, EVC and EV; Chief
5/31/58                                                       Investment Officer of EVM and BMR and Director of EVC.
                                                              Chief Executive Officer of Belair Capital Fund LLC,
                                                              Belcrest Capital Fund LLC, Belmar Capital Fund LLC,
                                                              Belport Capital Fund LLC and Belrose Capital Fund LLC
                                                              (private investment companies sponsored by EVM).
                                                              Officer of 55 registered investment companies managed
                                                              by EVM or BMR.

William H. Ahern, Jr.       Vice President      Since 1995    Vice President of EVM and BMR. Officer of 78 registered
7/28/59                                                       investment companies managed by EVM or BMR.

Thomas J. Fetter            Vice President      Since 1997    Vice President of EVM and BMR. Officer of 124
8/20/43                                                       registered investment companies managed by EVM or BMR.

Michael R. Mach             Vice President      Since 1999    Vice President of EVM and BMR. Previously, Managing
7/15/47                                                       Director and Senior Analyst for Robertson Stephens
                                                              (1998-1999). Officer of 28 registered investment
                                                              companies managed by EVM or BMR.

Robert B. MacIntosh         Vice President      Since 1998    Vice President of EVM and BMR. Officer of 124
1/22/57                                                       registered investment companies managed by EVM or BMR.

Duncan W. Richardson        Vice President      Since 2001    Senior Vice President and Chief Equity Investment
10/26/57                                                      Officer of EVM and BMR. Officer of 44 registered
                                                              investment companies managed by EVM or BMR.

Walter A. Row, III          Vice President      Since 2001    Director of Equity Research and a Vice President of EVM
7/20/57                                                       and BMR. Officer of 24 registered investment companies
                                                              managed by EVM or BMR.

Judith A. Saryan            Vice President      Since 2003    Vice President of EVM and BMR. Previously, Portfolio
8/21/54                                                       Manager and Equity Analyst for State Street Global
                                                              Advisers (1980-1999). Officer of 27 registered
                                                              investment companies managed by EVM or BMR.

Susan Schiff                Vice President      Since 2002    Vice President of EVM and BMR. Officer of 27 registered
3/13/61                                                       investment companies managed by EVM or BMR.

Alan R. Dynner                Secretary         Since 1997    Vice President, Secretary and Chief Legal Officer of
10/10/40                                                      BMR, EVM, EVD, EV and EVC. Officer of 192 registered
                                                              investment companies managed by EVM or BMR.

James L. O'Connor             Treasurer                       Vice President of BMR, EVM and EVD. Officer of 114
4/1/45                                                        registered investment companies managed by EVM or BMR.

Paul M. O'Neil                  Chief           Since 2004    Vice President of EVM and BMR. Officer of 192
7/11/53                   Compliance Officer                  registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

   INVESTMENT ADVISER OF EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

      ADMINISTRATOR OF EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                             PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                   CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                   PFPC INC.
                            ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                           PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                             DELOITTE & TOUCHE LLP
                              200 BERKELEY STREET
                             BOSTON, MA 02116-5022


              EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

1299-12/04                                                              TMEAASRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND as of October 31, 2004 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF EDWARD R. ALLEN, III]
Edward R. Allen, III
Portfolio Manager

[PHOTO OF THOMAS N. HUNT, III]
Thomas N. Hunt, III
Portfolio Manager

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund's Class A shares had a total return of 14.01%, the result of an increase in net asset value (NAV) per share to $7.08 on October 31, 2004, from $6.21 on October 31, 2003.(1)

- The Fund's Class B shares had a total return of 13.21% during the same period, the result of an increase in NAV per share to $6.77 from $5.98.(1)

- The Fund's Class C shares had a total return of 13.23% during the same period, the result of an increase in NAV per share to $6.76 from $5.97.(1)

- For comparison, the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) -- a broad-based, unmanaged market index of international stocks - had a total return of 18.84% for the 12-month period ended October 31, 2004.(2)

   SEE PAGES 3 AND 4 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

- For the year ended October 31, 2004, Tax-Managed International Equity Fund posted positive returns amidst a generally synchronized recovery in the major global economies. A decline in the dollar relative to major international currencies boosted investment returns overseas.

- Despite market volatility during the year and uncertainties over the war in Iraq, geopolitical turmoil, and the U.S. presidential election, strong growth in emerging markets and solid growth in Europe and the United States helped drive international equity returns to above-average levels. In addition, Japan finally reached a stage of self-sustaining economic growth for the first time in over a decade.

- At the beginning of the period, management had mostly completed the adjustment begun at the end of 2002 to bring the Portfolio more in line with the EAFE Index. The Fund underperformed the Index's 18.84% return for the 12 months ended October 31, 2004.(2)

- The Fund's underperformance of its benchmark index was primarily the result of the Portfolio's emphasis on large-capitalization, growth-style stocks in an environment in which smaller and mid-capitalization stocks with a value orientation generally outperformed.

- On May 17, 2004, Eagle Global Advisors, L.L.C., began serving as sub-adviser to the Portfolio and Edward R. Allen, III and Thomas N. Hunt, III, partners at Eagle, became portfolio managers. Effective the same date, the Fund and the Portfolio changed their names to Eaton Vance Tax-Managed International Equity Fund and Tax-Managed International Equity Portfolio, respectively.

- The Fund's new managers restructured the Portfolio in the second half of the period, adding an exposure to emerging markets and significantly reducing the total number of holdings in the Portfolio. Management reduced the Portfolio's Japanese and United Kingdom weightings and reallocated funds to Singapore, Hong Kong, Brazil, and Mexico -- all of which made positive contributions to relative returns. Emerging markets have seen strong gains due to economic growth spurred by record-high oil prices and higher commodity prices.

- Management believes that, after a few years of outperformance by small- and mid-capitalization value stocks, growth stocks may be poised to benefit from a continuation of the global economic recovery.

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR
     CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. CLASS A SHARES ARE SUBJECT TO A 1% REDEMPTION FEE IF REDEEMED OR EXCHANGED WITHIN THREE MONTHS OF SETTLEMENT OF PURCHASE.

(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

      FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND as of October 31, 2004 PERFORMANCE

The line graphs and table set forth below provide information about the Fund's performance. The line graphs compare the performance of each class of the Fund with that of the Morgan Stanley EAFE Index, a broad-based, unmanaged market index of international stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, Class C and the EAFE Index. Class A total returns are presented at net asset value and at public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*                                    CLASS A     CLASS B     CLASS C
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                          14.01%      13.21%      13.23%
Five Years                                       -10.13      -10.83      -10.82
Life of Fund+                                     -5.05       -5.77       -5.80

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                           7.44%       8.21%      12.23%
Five Years                                       -11.19      -11.19      -10.82
Life of Fund+                                     -5.91       -5.77       -5.80

+ Inception Dates - Class A: 4/22/98; Class B: 4/22/98; Class C: 4/22/98;

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE(CDSC)FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE:5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

[CHART]

GLOBAL WEIGHTINGS++

By net assets

Europe (non U.K.)                            42.4%

Japan                                        22.2%

United Kingdom                               18.8%

Other Asia                                    8.2%

Australia                                     3.6%

North America                                 2.5%

South America                                 1.8%

Israel                                        0.3%

++ AS OF OCTOBER 31, 2004. GLOBAL WEIGHTINGS ARE SUBJECT TO CHANGE DUE TO ACTIVE
   MANAGEMENT.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS A VS. THE MORGAN STANLEY EUROPE, AUSTRALASIA, AND FAR EAST INDEX (EAFE INDEX)**
     April 30, 1998 - October 31, 2004

           EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND- CLASS A
                               Inception: 4/22/98

                EATON VANCE TAX-MANAGED INTERNATIONAL        EATON VANCE TAX-MANAGED INTERNATIONAL
                        EQUITY FUND, CLASS A             EQUITY FUND, CLASS A, INCLUDING SALES CHARGE     EAFE INDEX
---------------------------------------------------------------------------------------------------------------------
 4/30/1998                    $  10,000                                 $   9,425                         $  10,000
 5/31/1998                    $   9,990                                 $   9,415                         $   9,951
 6/30/1998                    $   9,949                                 $   9,377                         $  10,027
 7/31/1998                    $  10,102                                 $   9,521                         $  10,128
 8/31/1998                    $   8,861                                 $   8,351                         $   8,874
 9/30/1998                    $   8,433                                 $   7,948                         $   8,602
10/31/1998                    $   8,993                                 $   8,476                         $   9,498
11/30/1998                    $   9,552                                 $   9,003                         $   9,985
12/31/1998                    $   9,766                                 $   9,204                         $  10,379
 1/31/1999                    $   9,512                                 $   8,965                         $  10,348
 2/28/1999                    $   9,359                                 $   8,821                         $  10,101
 3/31/1999                    $   9,908                                 $   9,338                         $  10,523
 4/30/1999                    $  10,234                                 $   9,645                         $  10,950
 5/31/1999                    $   9,939                                 $   9,367                         $  10,386
 6/30/1999                    $  10,661                                 $  10,048                         $  10,791
 7/31/1999                    $  11,200                                 $  10,556                         $  11,111
 8/31/1999                    $  11,587                                 $  10,920                         $  11,152
 9/30/1999                    $  11,811                                 $  11,131                         $  11,264
10/31/1999                    $  12,370                                 $  11,659                         $  11,686
11/30/1999                    $  13,143                                 $  12,387                         $  12,092
12/31/1999                    $  14,185                                 $  13,369                         $  13,177
 1/31/2000                    $  13,776                                 $  12,983                         $  12,340
 2/29/2000                    $  14,174                                 $  13,359                         $  12,672
 3/31/2000                    $  14,880                                 $  14,024                         $  13,163
 4/30/2000                    $  13,990                                 $  13,186                         $  12,471
 5/31/2000                    $  13,520                                 $  12,742                         $  12,166
 6/30/2000                    $  14,031                                 $  13,224                         $  12,642
 7/31/2000                    $  13,244                                 $  12,482                         $  12,112
 8/31/2000                    $  13,602                                 $  12,819                         $  12,217
 9/30/2000                    $  12,896                                 $  12,154                         $  11,622
10/31/2000                    $  12,344                                 $  11,634                         $  11,348
11/30/2000                    $  11,219                                 $  10,573                         $  10,922
12/31/2000                    $  11,544                                 $  10,880                         $  11,310
 1/31/2001                    $  12,456                                 $  11,739                         $  11,305
 2/28/2001                    $  10,622                                 $  10,011                         $  10,457
 3/31/2001                    $   9,383                                 $   8,843                         $   9,760
 4/30/2001                    $  10,438                                 $   9,837                         $  10,438
 5/31/2001                    $  10,069                                 $   9,490                         $  10,070
 6/30/2001                    $   9,505                                 $   8,959                         $   9,658
 7/31/2001                    $   8,788                                 $   8,283                         $   9,482
 8/31/2001                    $   7,908                                 $   7,453                         $   9,242
 9/30/2001                    $   6,586                                 $   6,207                         $   8,306
10/31/2001                    $   7,529                                 $   7,095                         $   8,519
11/30/2001                    $   7,928                                 $   7,472                         $   8,833
12/31/2001                    $   7,928                                 $   7,472                         $   8,885
 1/31/2002                    $   7,406                                 $   6,980                         $   8,413
 2/28/2002                    $   7,273                                 $   6,854                         $   8,472
 3/31/2002                    $   7,672                                 $   7,231                         $   8,930
 4/30/2002                    $   7,488                                 $   7,057                         $   8,989
 5/31/2002                    $   7,365                                 $   6,941                         $   9,103
 6/30/2002                    $   6,740                                 $   6,352                         $   8,741
 7/31/2002                    $   5,972                                 $   5,628                         $   7,878
 8/31/2002                    $   5,900                                 $   5,561                         $   7,860
 9/30/2002                    $   4,855                                 $   4,576                         $   7,016
10/31/2002                    $   5,460                                 $   5,145                         $   7,393
11/30/2002                    $   5,787                                 $   5,454                         $   7,729
12/31/2002                    $   5,480                                 $   5,165                         $   7,469
 1/31/2003                    $   5,193                                 $   4,894                         $   7,157
 2/28/2003                    $   5,091                                 $   4,798                         $   6,993
 3/31/2003                    $   4,968                                 $   4,682                         $   6,855
 4/30/2003                    $   5,347                                 $   5,039                         $   7,527
 5/31/2003                    $   5,603                                 $   5,281                         $   7,983
 6/30/2003                    $   5,705                                 $   5,377                         $   8,176
 7/31/2003                    $   5,777                                 $   5,445                         $   8,374
 8/31/2003                    $   5,900                                 $   5,561                         $   8,576
 9/30/2003                    $   6,033                                 $   5,686                         $   8,841
10/31/2003                    $   6,361                                 $   5,995                         $   9,392
11/30/2003                    $   6,504                                 $   6,130                         $   9,601
12/31/2003                    $   6,955                                 $   6,555                         $  10,351
 1/31/2004                    $   7,068                                 $   6,661                         $  10,497
 2/29/2004                    $   7,160                                 $   6,748                         $  10,739
 3/31/2004                    $   7,160                                 $   6,748                         $  10,800
 4/30/2004                    $   6,965                                 $   6,565                         $  10,556
 5/31/2004                    $   6,965                                 $   6,565                         $  10,591
 6/30/2004                    $   7,098                                 $   6,690                         $  10,823
 7/31/2004                    $   6,863                                 $   6,468                         $  10,472
 8/31/2004                    $   6,883                                 $   6,487                         $  10,518
 9/30/2004                    $   7,027                                 $   6,622                         $  10,793
10/31/2004                    $   7,252                                 $   6,835                         $  11,161

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS B VS. THE MORGAN STANLEY EUROPE, AUSTRALASIA, AND FAR EAST INDEX (EAFE INDEX)**
     April 30, 1998 - October 31, 2004

           EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND- CLASS B
                               Inception: 4/22/98

                 EATON VANCE TAX-MANAGED INTERNATIONAL
                         EQUITY FUND, CLASS B              EAFE INDEX
---------------------------------------------------------------------
 4/30/1998                     $  10,000                   $  10,000
 5/31/1998                     $   9,980                   $   9,951
 6/30/1998                     $   9,929                   $  10,027
 7/31/1998                     $  10,081                   $  10,128
 8/31/1998                     $   8,840                   $   8,874
 9/30/1998                     $   8,403                   $   8,602
10/31/1998                     $   8,962                   $   9,498
11/30/1998                     $   9,512                   $   9,985
12/31/1998                     $   9,725                   $  10,379
 1/31/1999                     $   9,461                   $  10,348
 2/28/1999                     $   9,298                   $  10,101
 3/31/1999                     $   9,837                   $  10,523
 4/30/1999                     $  10,153                   $  10,950
 5/31/1999                     $   9,868                   $  10,386
 6/30/1999                     $  10,570                   $  10,791
 7/31/1999                     $  11,109                   $  11,111
 8/31/1999                     $  11,475                   $  11,152
 9/30/1999                     $  11,689                   $  11,264
10/31/1999                     $  12,238                   $  11,686
11/30/1999                     $  12,991                   $  12,092
12/31/1999                     $  14,005                   $  13,177
 1/31/2000                     $  13,598                   $  12,340
 2/29/2000                     $  13,975                   $  12,672
 3/31/2000                     $  14,668                   $  13,163
 4/30/2000                     $  13,771                   $  12,471
 5/31/2000                     $  13,302                   $  12,166
 6/30/2000                     $  13,802                   $  12,642
 7/31/2000                     $  13,017                   $  12,112
 8/31/2000                     $  13,363                   $  12,217
 9/30/2000                     $  12,660                   $  11,622
10/31/2000                     $  12,109                   $  11,348
11/30/2000                     $  11,009                   $  10,922
12/31/2000                     $  11,314                   $  11,310
 1/31/2001                     $  12,201                   $  11,305
 2/28/2001                     $  10,397                   $  10,457
 3/31/2001                     $   9,174                   $   9,760
 4/30/2001                     $  10,203                   $  10,438
 5/31/2001                     $   9,836                   $  10,070
 6/30/2001                     $   9,286                   $   9,658
 7/31/2001                     $   8,572                   $   9,482
 8/31/2001                     $   7,706                   $   9,242
 9/30/2001                     $   6,422                   $   8,306
10/31/2001                     $   7,329                   $   8,519
11/30/2001                     $   7,716                   $   8,833
12/31/2001                     $   7,706                   $   8,885
 1/31/2002                     $   7,196                   $   8,413
 2/28/2002                     $   7,054                   $   8,472
 3/31/2002                     $   7,441                   $   8,930
 4/30/2002                     $   7,268                   $   8,989
 5/31/2002                     $   7,135                   $   9,103
 6/30/2002                     $   6,524                   $   8,741
 7/31/2002                     $   5,790                   $   7,878
 8/31/2002                     $   5,708                   $   7,860
 9/30/2002                     $   4,699                   $   7,016
10/31/2002                     $   5,270                   $   7,393
11/30/2002                     $   5,586                   $   7,729
12/31/2002                     $   5,290                   $   7,469
 1/31/2003                     $   5,005                   $   7,157
 2/28/2003                     $   4,903                   $   6,993
 3/31/2003                     $   4,781                   $   6,855
 4/30/2003                     $   5,137                   $   7,527
 5/31/2003                     $   5,392                   $   7,983
 6/30/2003                     $   5,484                   $   8,176
 7/31/2003                     $   5,545                   $   8,374
 8/31/2003                     $   5,657                   $   8,576
 9/30/2003                     $   5,790                   $   8,841
10/31/2003                     $   6,096                   $   9,392
11/30/2003                     $   6,228                   $   9,601
12/31/2003                     $   6,656                   $  10,351
 1/31/2004                     $   6,758                   $  10,497
 2/29/2004                     $   6,850                   $  10,739
 3/31/2004                     $   6,840                   $  10,800
 4/30/2004                     $   6,656                   $  10,556
 5/31/2004                     $   6,646                   $  10,591
 6/30/2004                     $   6,768                   $  10,823
 7/31/2004                     $   6,544                   $  10,472
 8/31/2004                     $   6,564                   $  10,518
 9/30/2004                     $   6,697                   $  10,793
10/31/2004                     $   6,901                   $  11,161

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS C VS. THE MORGAN STANLEY EUROPE, AUSTRALASIA, AND FAR EAST INDEX (EAFE INDEX)**
     April 30, 1998 - October 31, 2004

           EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND- CLASS C
                               Inception: 4/22/98

                EATON VANCE TAX-MANAGED INTERNATIONAL
                        EQUITY FUND, CLASS C             EAFE INDEX
--------------------------------------------------------------------
 4/30/1998                    $  10,000                   $  10,000
 5/31/1998                    $   9,969                   $   9,951
 6/30/1998                    $   9,929                   $  10,027
 7/31/1998                    $  10,071                   $  10,128
 8/31/1998                    $   8,830                   $   8,874
 9/30/1998                    $   8,393                   $   8,602
10/31/1998                    $   8,952                   $   9,498
11/30/1998                    $   9,502                   $   9,985
12/31/1998                    $   9,705                   $  10,379
 1/31/1999                    $   9,440                   $  10,348
 2/28/1999                    $   9,288                   $  10,101
 3/31/1999                    $   9,817                   $  10,523
 4/30/1999                    $  10,132                   $  10,950
 5/31/1999                    $   9,837                   $  10,386
 6/30/1999                    $  10,539                   $  10,791
 7/31/1999                    $  11,078                   $  11,111
 8/31/1999                    $  11,434                   $  11,152
 9/30/1999                    $  11,648                   $  11,264
10/31/1999                    $  12,208                   $  11,686
11/30/1999                    $  12,950                   $  12,092
12/31/1999                    $  13,964                   $  13,177
 1/31/2000                    $  13,557                   $  12,340
 2/29/2000                    $  13,934                   $  12,672
 3/31/2000                    $  14,616                   $  13,163
 4/30/2000                    $  13,740                   $  12,471
 5/31/2000                    $  13,261                   $  12,166
 6/30/2000                    $  13,761                   $  12,642
 7/31/2000                    $  12,976                   $  12,112
 8/31/2000                    $  13,323                   $  12,217
 9/30/2000                    $  12,620                   $  11,622
10/31/2000                    $  12,080                   $  11,348
11/30/2000                    $  10,970                   $  10,922
12/31/2000                    $  11,275                   $  11,310
 1/31/2001                    $  12,161                   $  11,305
 2/28/2001                    $  10,369                   $  10,457
 3/31/2001                    $   9,157                   $   9,760
 4/30/2001                    $  10,175                   $  10,438
 5/31/2001                    $   9,809                   $  10,070
 6/30/2001                    $   9,259                   $   9,658
 7/31/2001                    $   8,556                   $   9,482
 8/31/2001                    $   7,690                   $   9,242
 9/30/2001                    $   6,407                   $   8,306
10/31/2001                    $   7,313                   $   8,519
11/30/2001                    $   7,700                   $   8,833
12/31/2001                    $   7,690                   $   8,885
 1/31/2002                    $   7,181                   $   8,413
 2/28/2002                    $   7,038                   $   8,472
 3/31/2002                    $   7,425                   $   8,930
 4/30/2002                    $   7,252                   $   8,989
 5/31/2002                    $   7,120                   $   9,103
 6/30/2002                    $   6,508                   $   8,741
 7/31/2002                    $   5,775                   $   7,878
 8/31/2002                    $   5,694                   $   7,860
 9/30/2002                    $   4,685                   $   7,016
10/31/2002                    $   5,256                   $   7,393
11/30/2002                    $   5,571                   $   7,729
12/31/2002                    $   5,276                   $   7,469
 1/31/2003                    $   4,991                   $   7,157
 2/28/2003                    $   4,899                   $   6,993
 3/31/2003                    $   4,767                   $   6,855
 4/30/2003                    $   5,133                   $   7,527
 5/31/2003                    $   5,378                   $   7,983
 6/30/2003                    $   5,470                   $   8,176
 7/31/2003                    $   5,541                   $   8,374
 8/31/2003                    $   5,643                   $   8,576
 9/30/2003                    $   5,785                   $   8,841
10/31/2003                    $   6,081                   $   9,392
11/30/2003                    $   6,213                   $   9,601
12/31/2003                    $   6,641                   $  10,351
 1/31/2004                    $   6,743                   $  10,497
 2/29/2004                    $   6,834                   $  10,739
 3/31/2004                    $   6,824                   $  10,800
 4/30/2004                    $   6,641                   $  10,556
 5/31/2004                    $   6,641                   $  10,591
 6/30/2004                    $   6,763                   $  10,823
 7/31/2004                    $   6,529                   $  10,472
 8/31/2004                    $   6,549                   $  10,518
 9/30/2004                    $   6,682                   $  10,793
10/31/2004                    $   6,885                   $  11,161

** SOURCE: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 4/22/98. THE INDEX'S TOTAL RETURNS DO NOT REFLECT ANY COMMISSIONS OR EXPENSES THAT WOULD-HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                           ONE YEAR    FIVE YEARS     LIFE OF FUND
Return Before Taxes                           14.01%      -10.13%         -5.05%
Return After Taxes on Distributions           14.01%      -10.05%         -4.98%
Return After Taxes on Distributions
and Sale of Fund Shares                        9.11%       -8.20%         -4.10%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                           ONE YEAR    FIVE YEARS     LIFE OF FUND
Return Before Taxes                            7.44%      -11.19%         -5.91%
Return After Taxes on Distributions            7.44%      -11.11%         -5.84%
Return After Taxes on Distributions
and Sale of Fund Shares                        4.83%       -9.03%         -4.80%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                           ONE YEAR    FIVE YEARS     LIFE OF FUND
Return Before Taxes                           13.23%      -10.82%         -5.80%
Return After Taxes on Distributions           13.23%      -10.74%         -5.73%
Return After Taxes on Distributions
and Sale of Fund Shares                        8.60%       -8.77%         -4.73%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                           ONE YEAR    FIVE YEARS     LIFE OF FUND
Return Before Taxes                           12.23%      -10.82%         -5.80%
Return After Taxes on Distributions           12.23%      -10.74%         -5.73%
Return After Taxes on Distributions
and Sale of Fund Shares                        7.95%       -8.77%         -4.73%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                           ONE YEAR    FIVE YEARS     LIFE OF FUND
Return Before Taxes                           13.21%      -10.83%         -5.77%
Return After Taxes on Distributions           13.21%      -10.75%         -5.70%
Return After Taxes on Distributions
and Sale of Fund Shares                        8.59%       -8.77%         -4.70%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                           ONE YEAR    FIVE YEARS     LIFE OF FUND
Return Before Taxes                            8.21%      -11.19%         -5.77%
Return After Taxes on Distributions            8.21%      -11.11%         -5.70%
Return After Taxes on Distributions
and Sale of Fund Shares                        5.34%       -9.05%         -4.70%

Class A, Class B, and Class C commenced operations on 4/22/98. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares. The Fund's after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND as of October 31, 2004 FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

               BEGINNING ACCOUNT VALUE    ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                      (5/1/04)                (10/31/04)               (5/1/04 - 10/31/04)
     ------------------------------------------------------------------------------------------
     Actual
     Class A       $     1,000.00             $     1,041.20                $     10.83
     Class B       $     1,000.00             $     1,036.80                $     14.59
     Class C       $     1,000.00             $     1,036.80                $     14.54

     Hypothetical
     (5% return per year before expenses)
     Class A       $     1,000.00             $     1,014.50                $     10.68
     Class B       $     1,000.00             $     1,010.80                $     14.41
     Class C       $     1,000.00             $     1,010.90                $     14.36

* Expenses are equal to the Fund's annualized expense ratio of 2.11% for Class A shares, 2.85% for Class B shares, and 2.84% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed International Equity Portfolio, at value
   (identified cost, $57,366,016)                                        $     70,273,503
Receivable for Fund shares sold                                                    16,200
-----------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $     70,289,703
-----------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                         $        159,453
Payable to affiliate for distribution and service fees                             13,444
Payable to affiliate for Trustees' fees                                               110
Accrued expenses                                                                   60,343
-----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $        233,350
-----------------------------------------------------------------------------------------
NET ASSETS                                                               $     70,056,353
-----------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                          $    177,371,591
Accumulated net realized loss from Portfolio (computed on
   the basis of identified cost)                                             (120,149,718)
Accumulated net investment loss                                                   (73,007)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                            12,907,487
-----------------------------------------------------------------------------------------
TOTAL                                                                    $     70,056,353
-----------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                               $     24,713,886
SHARES OUTSTANDING                                                              3,491,400
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $           7.08
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $7.08)                                       $           7.51
-----------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                               $     27,545,942
SHARES OUTSTANDING                                                              4,069,926
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $           6.77
-----------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                               $     17,796,525
SHARES OUTSTANDING                                                              2,631,992
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $           6.76
-----------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $202,042)      $      1,735,763
Interest allocated from Portfolio                                                  33,476
Expenses allocated from Portfolio                                                (874,272)
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                     $        894,967
-----------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                              $          1,492
Distribution and service fees
   Class A                                                                         61,729
   Class B                                                                        280,003
   Class C                                                                        187,324
   Class D                                                                          8,433
Transfer and dividend disbursing agent fees                                       233,229
Printing and postage                                                              110,215
Registration fees                                                                  57,884
Legal and accounting services                                                      18,955
Custodian fee                                                                      18,079
Miscellaneous                                                                       8,512
-----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $        985,855
-----------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      $        (90,888)
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $      5,573,044
   Foreign currency transactions                                                  (38,941)
-----------------------------------------------------------------------------------------
NET REALIZED GAIN                                                        $      5,534,103
-----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                   $      3,611,608
   Foreign currency                                                                (1,643)
-----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $      3,609,965
-----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                         $      9,144,068
-----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $      9,053,180
-----------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                  YEAR ENDED         YEAR ENDED
IN NET ASSETS                                        OCTOBER 31, 2004   OCTOBER 31, 2003
----------------------------------------------------------------------------------------
From operations --
   Net investment loss                               $        (90,888)  $       (139,273)
   Net realized gain (loss) from investment
      and foreign currency transactions                     5,534,103        (39,583,088)
   Net change in unrealized appreciation
      (depreciation) from investments
      and foreign currency                                  3,609,965         50,303,823
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $      9,053,180   $     10,581,462
----------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                        $      5,098,878   $     72,583,055
      Class B                                               1,673,520          1,533,614
      Class C                                               2,262,001         11,237,809
      Class D                                                 399,664            299,401
   Cost of shares redeemed
      Class A                                              (7,800,685)       (80,606,936)
      Class B                                              (5,993,370)        (7,195,072)
      Class C                                              (5,411,241)       (17,280,893)
      Class D                                                (150,268)          (156,562)
   Net asset value of shares exchanged
      Class A                                                 398,494                 --
      Class B                                                (398,494)                --
   Net asset value of shares merged
      Class B                                               1,007,215                 --
      Class D                                              (1,007,215)                --
   Redemption Fees                                              1,465                 --
----------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                           $     (9,920,036)  $    (19,585,584)
----------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                           $       (866,856)  $     (9,004,122)
----------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                 $     70,923,209   $     79,927,331
----------------------------------------------------------------------------------------
AT END OF YEAR                                       $     70,056,353   $     70,923,209
----------------------------------------------------------------------------------------

ACCUMULATED NET
INVESTMENT LOSS INCLUDED
IN NET ASSETS

AT END OF YEAR                                       $        (73,007)  $             --
----------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                         2004(1)         2003(1)       2002(1)        2001(1)           2000(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $     6.210     $     5.330   $     7.350    $    12.070       $    12.160
---------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                           $     0.026     $     0.015   $    (0.044)   $    (0.045)      $     0.025
Net realized and unrealized gain (loss)                      0.844           0.865        (1.976)        (4.656)           (0.045)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                    $     0.870     $     0.880   $    (2.020)   $    (4.701)      $    (0.020)
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                             $        --     $        --   $        --    $    (0.019)      $    (0.070)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    $        --     $        --   $        --    $    (0.019)      $    (0.070)
---------------------------------------------------------------------------------------------------------------------------------

REDEMPTION FEES                                        $     0.000(6)  $        --   $        --    $        --       $        --
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                         $     7.080     $     6.210   $     5.330    $     7.350       $    12.070
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                              14.01%          16.51%       (27.48)%       (39.01)%           (0.21)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                $    24,714     $    23,857   $    27,929    $    51,419       $    84,136
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                2.08%           2.09%         1.82%          1.70%             1.62%
   Expenses after custodian fee reduction(3)                  2.08%           2.09%         1.82%          1.70%             1.62%
   Net investment income (loss)                               0.38%           0.28%        (0.64)%        (0.46)%            0.19%
Portfolio Turnover of the Portfolio                             62%            100%          128%            31%(4)            --
Portfolio Turnover of the Fund(5)                               --              --            --             90%               40%
---------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income (loss) and redemption fees per share were computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(4) For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001
(5) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.
(6)  Amounts represent less than $0.0005.

                        See notes to financial statements

                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                               ------------------------------------------------------------------
                                                                 2004(1)       2003(1)       2002(1)       2001(1)       2000(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $    5.980    $    5.170    $    7.190    $   11.880    $   12.030
---------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                            $   (0.026)   $   (0.024)   $   (0.092)   $   (0.115)   $   (0.073)
Net realized and unrealized gain (loss)                             0.816         0.834        (1.928)       (4.575)       (0.051)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $    0.790    $    0.810    $   (2.020)   $   (4.690)   $   (0.124)
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                     $       --    $       --    $       --    $       --    $   (0.026)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            $       --    $       --    $       --    $       --    $   (0.026)
---------------------------------------------------------------------------------------------------------------------------------

REDEMPTION FEES                                                $    0.000(6) $       --    $       --    $       --    $       --
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $    6.770    $    5.980    $    5.170    $    7.190    $   11.880
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                     13.21%        15.67%       (28.10)%      (39.48)%       (1.05)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                        $   27,546    $   27,764    $   29,610    $   50,444    $   79,099
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                       2.83%         2.84%         2.57%         2.45%         2.38%
   Expenses after custodian fee reduction(3)                         2.83%         2.84%         2.57%         2.45%         2.38%
   Net investment loss                                              (0.40)%       (0.46)%       (1.38)%       (1.21)%       (0.56)%
Portfolio Turnover of the Portfolio                                    62%          100%          128%           31%(4)        --
Portfolio Turnover of the Fund(5)                                      --            --            --            90%           40%
---------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(4) For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.
(5) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.
(6)  Amounts represent less than $0.0005.

                        See notes to financial statements

                                                                                            CLASS C
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                               ------------------------------------------------------------------
                                                                 2004(1)       2003(1)       2002(1)       2001(1)       2000(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $    5.970    $    5.160    $    7.180    $   11.860    $   12.000
---------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                            $   (0.025)   $   (0.023)   $   (0.091)   $   (0.113)   $   (0.077)
Net realized and unrealized gain (loss)                             0.815         0.833        (1.929)       (4.567)       (0.047)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $    0.790    $    0.810    $   (2.020)   $   (4.680)   $   (0.124)
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                     $       --    $       --    $       --    $       --    $   (0.016)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            $       --    $       --    $       --    $       --    $   (0.016)
---------------------------------------------------------------------------------------------------------------------------------

REDEMPTION FEES                                                $    0.000(6) $       --    $       --    $       --    $       --
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $    6.760    $    5.970    $    5.160    $    7.180    $   11.860
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                     13.23%        15.70%       (28.13)%      (39.46)%       (1.05)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                        $   17,797    $   18,616    $   21,919    $   37,263    $   54,635
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                       2.83%         2.84%         2.57%         2.45%         2.40%
   Expenses after custodian fee reduction(3)                         2.83%         2.84%         2.57%         2.45%         2.40%
   Net investment loss                                              (0.39)%       (0.44)%       (1.38)%       (1.20)%       (0.59)%
Portfolio Turnover of the Portfolio                                    62%          100%          128%           31%(4)        --
Portfolio Turnover of the Fund(5)                                      --            --            --            90%           40%
---------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(4) For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.
(5) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.
(6)  Amounts represent less than $0.0005.

                        See notes to financial statements

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed International Equity Fund (formerly Tax-Managed International Growth Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. The Fund previously offered Class D shares. Such offering was discontinued during the year ended October 31, 2004. At the close of business on September 10, 2004, the Class D shares were merged into Class B shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed International Equity Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (53.2% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $119,947,637 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2009 ($30,881,099), October 31, 2010 ($49,131,487), and October 31, 2011
   ($39,935,051).

   D EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

   E OTHER -- Investment transactions are accounted for on a trade-date basis.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   G INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   H REDEMPTION FEE -- Upon the redemption or exchange of shares held by Class A shareholders for less than three months, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest distributions in shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   During the year ended October 31, 2004, accumulated paid-in capital was decreased by $57,067, accumulated net investment loss was decreased by $17,881 and accumulated net realized loss was decreased by $39,186 primarily due to differences between book and tax accounting for foreign currency gain/loss and net operating losses. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Capital loss carryforwards          $    (119,947,637)
   Unrealized gain                     $      12,632,399

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                             YEAR ENDED OCTOBER 31,
                                            ------------------------
   CLASS A                                     2004          2003
   -----------------------------------------------------------------
   Sales                                       748,080    13,702,246
   Redemptions                              (1,157,419)  (15,103,533)
   Exchange from Class B shares                 58,278            --
   -----------------------------------------------------------------
   NET DECREASE                               (351,061)   (1,401,287)
   -----------------------------------------------------------------

                                             YEAR ENDED OCTOBER 31,
                                            ------------------------
   CLASS B                                      2004         2003
   -----------------------------------------------------------------
   Sales                                       257,121       287,814
   Redemptions                                (921,701)   (1,370,646)
   Exchange to Class A shares                  (60,698)           --
   Merged from Class D shares                  153,539            --
   -----------------------------------------------------------------
   NET DECREASE                               (571,739)   (1,082,832)
   -----------------------------------------------------------------

                                             YEAR ENDED OCTOBER 31,
                                            ------------------------
   CLASS C                                      2004         2003
   -----------------------------------------------------------------
   Sales                                       345,933     2,158,414
   Redemptions                                (829,636)   (3,286,561)
   -----------------------------------------------------------------
   NET DECREASE                               (483,703)   (1,128,147)
   -----------------------------------------------------------------

                                             YEAR ENDED OCTOBER 31,
                                            ------------------------
   CLASS D                                     2004(1)       2003
   -----------------------------------------------------------------
   Sales                                        56,160        48,645
   Redemptions                                 (20,688)      (26,642)
   Merged to Class B shares                   (140,156)           --
   -----------------------------------------------------------------
   NET DECREASE                               (104,684)       22,003
   -----------------------------------------------------------------

   (1) Offering of Class D shares was discontinued during the year ended October 31, 2004 (see note 1).

   Class A shares purchased on or after February 1, 2003 are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. For the year ended October 31, 2004, the Fund received $1,465 in redemption fees on Class A shares.

4  TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fees earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $11,810 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2004, EVM earned $21,384 in sub-transfer agent fees.

   Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). A similar plan in effect for Class D shares (Class D plan) was terminated by the Trustees effective September 10, 2004. The Class B, Class C and Class D Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B, Class C and Class D shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% (in the case of Class B and Class D) and 6.25% (in the case of Class C) of the aggregate amount received by the Fund for each class shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $210,002 and $140,493 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. The Fund paid or accrued $6,325 for Class D shares to or payable to EVD for the period from November 1, 2003 to September 10, 2004, representing 0.75% (annualized) of the average daily net assets for Class D. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $3,556,000 and $6,039,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons amounting to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class D shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2004 amounted to $61,729, $70,001 and $46,831 for Class A, Class B and Class C shares, respectively. Service fee payments for the period from November 1, 2003 to September 10, 2004, amounted to $2,108 for Class D shares.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class A, Class B, Class C and Class D redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class A, Class B, Class C and Class D Plans, respectively (see Note 5). CDSC charges received on Class A, Class B, Class C and Class D shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $0, $92,000 and $1,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2004 and $6,000 of CDSC paid by shareholders for Class D shares for the period from November 1, 2003 to September 10, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio aggregated $9,577,345 and $20,409,484, respectively, for the year ended October 31, 2004.

8  NAME CHANGE

   Effective May 17, 2004, the Fund changed its name to Eaton Vance Tax-Managed International Equity Fund.

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND THE SHAREHOLDERS OF EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed International Equity Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust), formerly Eaton Vance Tax-Managed International Growth Fund, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed International Equity Fund as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND as of October 31, 2004

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of the foreign tax credit.

FOREIGN TAX CREDIT. The Fund designated a foreign tax credit of $195,325 and recognized foreign source income of $1,937,805.

TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO as of October 31, 2004

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 98.7%

SECURITY                                                 SHARES            VALUE
-------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.7%

Empresa Brasileira de Aeronautica SA ADR                     34,000    $      902,360
-------------------------------------------------------------------------------------
                                                                       $      902,360
-------------------------------------------------------------------------------------

AIRPORT OPERATOR / DEVELOPMENT -- 0.7%

BAA PLC                                                      93,500    $      982,872
-------------------------------------------------------------------------------------
                                                                       $      982,872
-------------------------------------------------------------------------------------

AUTO AND PARTS -- 0.5%

Volvo AB                                                     17,500    $      662,211
-------------------------------------------------------------------------------------
                                                                       $      662,211
-------------------------------------------------------------------------------------

AUTOMOBILES -- 4.7%

DaimlerChrysler AG                                           22,500    $      930,213
Honda Motor Co., Ltd.                                        38,000         1,842,220
Nissan Motor Co., Ltd.                                       40,000           449,655
Renault SA                                                    7,500           627,759
Toyota Motor Corp.                                           60,000         2,323,239
-------------------------------------------------------------------------------------
                                                                       $    6,173,086
-------------------------------------------------------------------------------------

BANKING -- 19.2%

ABN AMRO Holdings NV                                         41,176    $      986,523
Anglo Irish Bank Corp. PLC                                   38,700           734,343
Australia and New Zealand Banking Group, Ltd.                68,500         1,048,708
Banco Bilbao Vizcaya Argentaria SA                           66,700         1,048,054
Banco Santander Central Hispano SA                           75,000           837,181
Bank of Ireland                                              66,500           911,607
Barclays PLC                                                300,000         2,931,942
BNP Paribas SA                                               15,000         1,021,648
Danske Bank A/S                                              26,700           745,367
DBS Group Holdings, Ltd.                                    242,000         2,269,927
HBOS PLC                                                     60,000           803,513
HSBC Holdings PLC                                           191,780         3,093,865
Mitsubishi Tokyo Financial Group, Inc.                          375         3,172,775
Orix Corp.                                                    8,300           969,931
Societe Generale                                             10,300           956,264
Sumitomo Trust and Banking Co., Ltd. (The)                   90,000           523,689
Svenska Handelsbanken AB                                     20,000           433,094
UBS AG                                                       38,800         2,800,679
-------------------------------------------------------------------------------------
                                                                       $   25,289,110
-------------------------------------------------------------------------------------

BEVERAGES -- 3.2%

Diageo PLC                                                   90,000    $    1,203,690
Fomento Economico Mexicano SA de C.V. ADR                    44,000         1,940,400
SABMiller PLC                                                76,000         1,094,690
-------------------------------------------------------------------------------------
                                                                       $    4,238,780
-------------------------------------------------------------------------------------

BUILDING MATERIALS -- 0.8%

Compagnie de Saint-Gobain                                     7,000    $      384,465
CRH PLC                                                      15,000           356,838
Lafarge SA                                                    3,200           292,053
-------------------------------------------------------------------------------------
                                                                       $    1,033,356
-------------------------------------------------------------------------------------

BUSINESS SERVICES -- 2.2%

Mitsubishi Corp.                                            171,000    $    1,885,514
Sap AG                                                        6,400         1,092,048
-------------------------------------------------------------------------------------
                                                                       $    2,977,562
-------------------------------------------------------------------------------------

CHEMICALS -- 0.5%

BASF AG                                                      11,000    $      686,851
-------------------------------------------------------------------------------------
                                                                       $      686,851
-------------------------------------------------------------------------------------

CONSUMER ELECTRONICS -- 1.4%

Philips Electronics NV                                       25,000    $      594,638
Samsung Electronics Co., Ltd.                                   570           224,126
Sony Corp. ADR                                               30,000         1,045,500
-------------------------------------------------------------------------------------
                                                                       $    1,864,264
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS -- 0.6%

Shimano Inc.                                                 30,000    $      736,855
-------------------------------------------------------------------------------------
                                                                       $      736,855
-------------------------------------------------------------------------------------

DATA PROCESSING AND REPRODUCTION -- 2.1%

Canon, Inc.                                                  57,500    $    2,836,224
-------------------------------------------------------------------------------------
                                                                       $    2,836,224
-------------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE / RETAIL -- 1.0%

Celesio AG                                                    9,400    $      679,551
Esprit Holdings, Ltd.                                       130,000           694,896
-------------------------------------------------------------------------------------
                                                                       $    1,374,447
-------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                 SHARES            VALUE
-------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 1.9%

Keppel Corp., Ltd.                                          521,000    $    2,505,542
-------------------------------------------------------------------------------------
                                                                       $    2,505,542
-------------------------------------------------------------------------------------

DRUGS -- 6.5%

GlaxoSmithKline PLC                                          80,674    $    1,696,388
Novartis AG                                                  57,000         2,723,296
Roche Holding AG                                             18,000         1,836,989
Schering AG                                                  15,000           963,612
Takeda Pharmaceutical Co., Ltd.                              20,000           964,096
Teva Pharmaceutical Industries, Ltd. ADR                     16,000           416,000
-------------------------------------------------------------------------------------
                                                                       $    8,600,381
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.9%

Hitachi, Ltd.                                               190,000    $    1,189,218
-------------------------------------------------------------------------------------
                                                                       $    1,189,218
-------------------------------------------------------------------------------------

ELECTRONIC COMPONENTS-MISCELLANEOUS -- 3.1%

Kyocera Corp.                                                24,000    $    1,735,578
Matsushita Electric Industrial Co., Ltd.                     42,000           607,719
Philips Electronics NY SHR                                   23,000           547,860
Siemens AG                                                   16,000         1,190,590
-------------------------------------------------------------------------------------
                                                                       $    4,081,747
-------------------------------------------------------------------------------------

ENERGY SOURCES -- 2.5%

BP PLC                                                      213,264    $    2,067,377
Royal Dutch Petroleum Co.                                    23,000         1,247,199
-------------------------------------------------------------------------------------
                                                                       $    3,314,576
-------------------------------------------------------------------------------------

ENGINEERING AND CONSTRUCTION -- 0.8%

Vinci SA                                                      8,500    $    1,013,176
-------------------------------------------------------------------------------------
                                                                       $    1,013,176
-------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 4.2%

Acom Co., Ltd.                                                9,600    $      600,675
Fortis(1)                                                    35,000           891,984
ING Groep NV                                                117,439         3,118,651
Nomura Holdings, Inc.                                        79,200           963,538
-------------------------------------------------------------------------------------
                                                                       $    5,574,848
-------------------------------------------------------------------------------------

FOODS -- 1.1%

Cadbury Schweppes PLC                                       180,000    $    1,497,769
-------------------------------------------------------------------------------------
                                                                       $    1,497,769
-------------------------------------------------------------------------------------

HOTELS -- 0.4%

Hilton Group PLC                                            110,000    $      520,080
-------------------------------------------------------------------------------------
                                                                       $      520,080
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.4%

Kao Corp.                                                    24,000    $      552,575
-------------------------------------------------------------------------------------
                                                                       $      552,575
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS / FOOD -- 2.1%

Nestle SA                                                    11,500    $    2,715,657
-------------------------------------------------------------------------------------
                                                                       $    2,715,657
-------------------------------------------------------------------------------------

INSURANCE -- 3.0%

Aviva PLC                                                    91,700    $      917,470
AXA Company                                                  85,900         1,852,840
Zurich Financial Services AG(1)                               8,000         1,138,327
-------------------------------------------------------------------------------------
                                                                       $    3,908,637
-------------------------------------------------------------------------------------

MACHINERY -- 1.1%

Atlas Copco AB                                                5,900    $      244,173
Daikin Industries, Ltd.                                      20,000           486,200
Komatsu, Ltd.                                               100,000           667,592
-------------------------------------------------------------------------------------
                                                                       $    1,397,965
-------------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 0.6%

Terumo Corp.                                                 30,000    $      744,434
-------------------------------------------------------------------------------------
                                                                       $      744,434
-------------------------------------------------------------------------------------

METALS-INDUSTRIAL -- 3.2%

BHP Billiton, Ltd.                                          100,000    $    1,034,150
POSCO ADR                                                    25,000           934,750
Rio Tinto, Ltd.                                              32,500           889,362
WMC Resources, Ltd.                                         262,000         1,328,747
-------------------------------------------------------------------------------------
                                                                       $    4,187,009
-------------------------------------------------------------------------------------

MULTIMEDIA -- 0.2%

News Corp., Ltd.                                             27,000    $      216,876
-------------------------------------------------------------------------------------
                                                                       $      216,876
-------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                 SHARES            VALUE
-------------------------------------------------------------------------------------
OIL AND GAS-EQUIPMENT AND SERVICES -- 7.9%

Centrica PLC                                                121,500    $      537,000
ENI SPA                                                      75,000         1,710,936
Fortum Oyj                                                   30,000           458,765
Petroleo Brasileiro SA ADR                                   45,000         1,467,000
Shell Transport & Trading Co. PLC                           142,200         1,119,841
Tokyo Gas Co., Ltd.                                         100,000           372,267
Total Fina Elf SA                                            23,000         4,786,491
-------------------------------------------------------------------------------------
                                                                       $   10,452,300
-------------------------------------------------------------------------------------

PAPER AND FOREST PRODUCTS -- 0.5%

Stora Enso Oyj, Class A                                      10,000    $      143,640
Stora Enso Oyj, Class R                                      34,000           483,886
-------------------------------------------------------------------------------------
                                                                       $      627,526
-------------------------------------------------------------------------------------

PHOTO EQUIPMENT AND SUPPLIES -- 1.4%

Fuji Photo Film Co., Ltd.                                    55,000    $    1,865,861
-------------------------------------------------------------------------------------
                                                                       $    1,865,861
-------------------------------------------------------------------------------------

REAL ESTATE -- 2.1%

Cheung Kong Holdings, Ltd.                                   70,000    $      579,778
Mitsui Fudosan Co., Ltd.                                     40,000           423,746
Sumitomo Realty & Development Co., Ltd.                      78,000           856,724
Sun Hung Kai Properties, Ltd.                               105,000           971,889
-------------------------------------------------------------------------------------
                                                                       $    2,832,137
-------------------------------------------------------------------------------------

RETAIL -- 0.5%

Metro AG                                                     13,700    $      653,661
-------------------------------------------------------------------------------------
                                                                       $      653,661
-------------------------------------------------------------------------------------

SEMICONDUCTOR COMPONENTS / INTEGRATED
CIRCUITS -- 0.6%

Taiwan Semiconductor Co., Ltd. ADR                          100,000    $      757,000
-------------------------------------------------------------------------------------
                                                                       $      757,000
-------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT -- 0.5%

Nokia Oyj                                                    45,000    $      692,832
-------------------------------------------------------------------------------------
                                                                       $      692,832
-------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 9.1%

BT Group PLC                                                730,000    $    2,490,551
Deutsche Telekom AG(1)                                       48,000           920,980
NTT Docomo, Inc.                                                300           528,606
Portugal Telecom, SGPS, SA                                  175,000         1,972,625
Telecom Italia Mobile SPA                                   200,000         1,178,595
Telecom Italia SPA                                          370,972         1,234,903
Telefonica SA                                                78,000         1,290,911
Vodafone Group PLC                                          727,954         1,868,253
Vodafone Group PLC ADR                                       20,000           515,800
-------------------------------------------------------------------------------------
                                                                       $   12,001,224
-------------------------------------------------------------------------------------

TELEPHONE-INTEGRATED -- 1.0%

Philippine Long Distance Telephone Co. ADR(1)                55,300    $    1,388,030
-------------------------------------------------------------------------------------
                                                                       $    1,388,030
-------------------------------------------------------------------------------------

TOBACCO -- 0.6%

British American Tobacco PLC                                 50,000    $      751,426
-------------------------------------------------------------------------------------
                                                                       $      751,426
-------------------------------------------------------------------------------------

TRANSPORTATION -- 0.8%

East Japan Railway Co.                                           70    $      367,540
Nippon Yusen Kabushiki Kaisha                               130,000           653,189
-------------------------------------------------------------------------------------
                                                                       $    1,020,729
-------------------------------------------------------------------------------------

UTILITIES-ELECTRIC -- 2.4%

Enel SPA                                                    152,000    $    1,372,576
Iberdrola SA                                                 29,000           634,091
RWE AG                                                       12,000           635,387
Tenaga Nasional Berhad                                      200,000           584,211
-------------------------------------------------------------------------------------
                                                                       $    3,226,265
-------------------------------------------------------------------------------------

UTILITIES-ELECTRICAL AND GAS -- 1.7%

E. ON AG                                                     10,340    $      840,411
Endesa SA                                                    34,000           690,468
Scottish and Southern Energy PLC                             44,500           681,202
-------------------------------------------------------------------------------------
                                                                       $    2,212,081
-------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $109,481,899)                                      $  130,259,540
-------------------------------------------------------------------------------------

                        See notes to financial statements

PREFERRED STOCKS -- 0.2%

SECURITY                                                          SHARES        VALUE
----------------------------------------------------------------------------------------------
MULTIMEDIA -- 0.2%

News Corp., Ltd.                                                       35,000   $      273,951
----------------------------------------------------------------------------------------------
                                                                                $      273,951
----------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
   (IDENTIFIED COST $252,596)                                                   $      273,951
----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.9%

                                                               PRINCIPAL
                                                               AMOUNT
SECURITY                                                       (000'S OMITTED)  VALUE
----------------------------------------------------------------------------------------------
Investors Bank and Trust Company Time Deposit,
1.88%, 11/1/04                                                 $        1,266   $    1,266,000
---------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $1,266,000)                                              $    1,266,000
----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 99.8%
   (IDENTIFIED COST $111,000,495)                                               $  131,799,491
----------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 0.2%                                          $      215,588
----------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                            $  132,015,079
----------------------------------------------------------------------------------------------

ADR - American Depositary Receipt
(1)  Non-income producing security.

COUNTRY CONCENTRATION OF PORTFOLIO

                                                               PERCENTAGE
COUNTRY                                                        OF NET ASSETS    VALUE
----------------------------------------------------------------------------------------------

Australia                                                           3.6%        $    4,791,795

Belgium                                                             0.7                891,984

Brazil                                                              1.8              2,369,360

Denmark                                                             0.6                745,367

Finland                                                             1.3              1,779,124

France                                                              8.3             10,934,695

Germany                                                             6.5              8,593,304

Hong Kong                                                           1.7              2,246,563

Ireland                                                             1.5              2,002,787

Israel                                                              0.3                416,000

Italy                                                               4.2              5,497,010

Japan                                                              22.3             29,365,161

Malaysia                                                            0.4                584,210

Mexico                                                              1.5              1,940,400

Netherlands                                                         4.9              6,494,871

Philippines                                                         1.0              1,388,030

Portugal                                                            1.5              1,972,625

Republic of Korea                                                   0.9              1,158,876

Singapore                                                           3.6              4,775,470

Spain                                                               3.4              4,500,705

Sweden                                                              1.0              1,339,478

Switzerland                                                         8.5             11,214,948

Taiwan                                                              0.6                757,000

United Kingdom                                                     18.8             24,773,728
----------------------------------------------------------------------------------------------
Total Common Stocks and Preferred Stocks                           98.9%        $  130,533,491
----------------------------------------------------------------------------------------------
Short-Term Investments                                              0.9%        $    1,266,000

                        See notes to financial statements

TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $111,000,495)          $  131,799,491
Receivable for investments sold                                     1,986,290
Interest and dividends receivable                                     236,649
Tax reclaim receivable                                                 99,236
-----------------------------------------------------------------------------
TOTAL ASSETS                                                   $  134,121,666
-----------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                              $    2,009,485
Payable to affiliate for Trustees' fees                                   599
Due to bank                                                            51,911
Accrued expenses                                                       44,592
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                              $    2,106,587
-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO      $  132,015,079
-----------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals        $  111,208,972
Net unrealized appreciation (computed on the basis of
   identified cost)                                                20,806,107
-----------------------------------------------------------------------------
TOTAL                                                          $  132,015,079
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $339,716)                     $    2,940,421
Interest                                                               57,640
-----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        $    2,998,061
-----------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                         $    1,225,372
Trustees' fees and expenses                                             7,918
Custodian fee                                                         211,636
Legal and accounting services                                          30,868
Miscellaneous                                                           4,432
-----------------------------------------------------------------------------
TOTAL EXPENSES                                                 $    1,480,226
-----------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                  $           70
-----------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                       $           70
-----------------------------------------------------------------------------

NET EXPENSES                                                   $    1,480,156
-----------------------------------------------------------------------------

NET INVESTMENT INCOME                                          $    1,517,905
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)             $    8,866,273
   Foreign currency transactions                                      (67,272)
-----------------------------------------------------------------------------
NET REALIZED GAIN                                              $    8,799,001
-----------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                         $    6,272,811
   Foreign currency                                                    (3,553)
-----------------------------------------------------------------------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           $    6,269,258
-----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                               $   15,068,259
-----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $   16,586,164
-----------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                            YEAR ENDED        YEAR ENDED
IN NET ASSETS                                                  OCTOBER 31, 2004  OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                       $    1,517,905    $      1,116,854
   Net realized gain (loss) from investment
      and foreign currency transactions                             8,799,001         (41,844,265)
   Net change in unrealized appreciation
      (depreciation) from investments
      and foreign currency                                          6,269,258          57,294,636
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $   16,586,164    $     16,567,225
-------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                               $   27,502,487    $    103,561,358
   Withdrawals                                                    (20,527,595)       (107,594,167)
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                        $    6,974,892    $     (4,032,809)
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                     $   23,561,056    $     12,534,416
-------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $  108,454,023    $     95,919,607
-------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $  132,015,079    $    108,454,023
-------------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                             YEAR ENDED OCTOBER 31,
                                                               ----------------------------------------------
                                                                   2004        2003        2002     2001(1)
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
   Expenses                                                          1.21%       1.23%       1.20%       1.23%(2)
   Expenses after custodian fee reduction                            1.21%       1.23%       1.20%       1.23%
   Net investment income (loss)                                      1.24%       1.15%      (0.01)%     (0.59)%(2)
Portfolio Turnover                                                     62%        100%        128%         31%
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                     15.04%      17.52%     (27.07)%        --
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                        $  132,015  $  108,454  $   95,920  $  139,518
-------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business July 23, 2001, to October 31, 2001.
(2)  Annualized.
(3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed International Equity Portfolio (formerly Tax-Managed International Growth Portfolio) (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Eaton Vance Tax-Managed International Equity Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 53.2% and 46.6% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D FINANCIAL FUTURES CONTRACTS -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E PUT OPTIONS -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   F FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   G FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

   H EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   J INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   K OTHER -- Investment transactions are accounted for on a trade date basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 1.00% annually of the average daily net assets of the Portfolio up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the advisory fee amounted to $1,225,372. On May 14, 2004, the shareholders of the Fund and the interest holders of the Portfolio approved an investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between BMR and Eagle Global Advisors, L.L.C. ("Eagle"). Pursuant to the Sub-Advisory Agreement, BMR has delegated the investment management of the Portfolio to Eagle. BMR pays Eagle a monthly sub-advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $83,650,078 and $73,339,854, respectively, for the year ended October 31, 2004.

4  FEDERAL INCOME TAX BASIS OF INVESTMENTS

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                            $ 111,201,346
   -------------------------------------------------------
   Gross unrealized appreciation             $  21,052,566
   Gross unrealized depreciation                  (454,421)
   -------------------------------------------------------
   NET UNREALIZED APPRECIATION               $  20,598,145
   -------------------------------------------------------

   The net unrealized appreciation on foreign currency at October 31, 2004 was $7,111.

5  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2004.

6  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

7  OVERDRAFT ADVANCES

   Pursuant to the custodian agreement between the Portfolio and Investors Bank & Trust (the Bank), the Bank may in its discretion advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft by the Portfolio, the Portfolio is obligated to repay the Bank at the current rate of interest charged by the Bank for secured loans (currently a rate above the federal funds rate). This obligation is payable on demand to the Bank. At October 31, 2004, the Portfolio's payment due to the Bank pursuant to the foregoing arrangement was $51,911.

8  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments.

   Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9  NAME CHANGE

   Effective May 17, 2004, the Portfolio changed its name to Tax-Managed International Equity Portfolio.

TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax Managed International Equity Portfolio (the Portfolio), formerly Tax-Managed International Growth Portfolio, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended, and for the period from the start of business, July 23, 2001, to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Tax-Managed International Equity Portfolio as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                                                                                              NUMBER OF
                         POSITION(S)        TERM OF                                          PORTFOLIOS
                          WITH THE        OFFICE AND                                       IN FUND COMPLEX
  NAME AND              TRUST AND THE      LENGTH OF         PRINCIPAL OCCUPATION(S)         OVERSEEN BY
DATE OF BIRTH             PORTFOLIO         SERVICE          DURING PAST FIVE YEARS           TRUSTEE(1)    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes            Trustee     Trustee of the    Chairman, President and Chief           192             Director of EVC
11/9/41                               Trust since 1991;  Executive Officer of BMR, EVC,
                                      of the Portfolio   EVM and EV; Director of EV;
                                        since 1998       Vice President and Director of
                                                         EVD. Trustee and/or officer of
                                                         192 registered investment
                                                         companies in the Eaton Vance
                                                         Fund Complex. Mr. Hawkes is an
                                                         interested person because of
                                                         his positions with BMR, EVM,
                                                         EVC and EV, which are
                                                         affiliates of the Trust and the
                                                         Portfolio.

NONINTERESTED
TRUSTEE(S)

Samuel L. Hayes, III       Trustee     Trustee of the    Jacob H. Schiff Professor of            192          Director of Tiffany &
2/23/35                               Trust since 1986;  Investment Banking Emeritus,                       Co. (specialty retailer)
                                      of the Portfolio   Harvard University Graduate                            and Telect, Inc.
                                         since 1998      School of Business                                   (telecommunication
                                                         Administration.                                        services company)

William H. Park            Trustee       Since 2003      President and Chief Executive           192                  None
9/19/47                                                  Officer, Prizm Capital
                                                         Management, LLC (investment
                                                         management firm) (since 2002).
                                                         Executive Vice President and
                                                         Chief Financial Officer, United
                                                         Asset Management Corporation (a
                                                         holding company owning
                                                         institutional investment
                                                         management firms) (1982-2001).

Ronald A. Pearlman         Trustee       Since 2003      Professor of Law, Georgetown            192                  None
7/10/40                                                  University Law Center (since
                                                         1999). Tax Partner Covington &
                                                         Burling, Washington, DC
                                                         (1991-2000).

Norton H. Reamer           Trustee     Trustee of the    President, Chief Executive              192                  None
9/21/35                               Trust since 1986;  Officer and a Director of Asset
                                      of the Portfolio   Management Finance Corp. (a
                                         since 1998      specialty finance company
                                                         serving the investment
                                                         management industry) (since
                                                         October 2003). President,
                                                         Unicorn Corporation (an
                                                         investment and financial
                                                         advisory services company)
                                                         (since September 2000).
                                                         Formerly, Chairman, Hellman,
                                                         Jordan Management Co., Inc. (an
                                                         investment management company)
                                                         (2000-2003). Formerly, Advisory
                                                         Director of Berkshire Capital
                                                         Corporation (investment banking
                                                         firm) (2002-2003). Formerly
                                                         Chairman of the Board, United
                                                         Asset Management Corporation (a
                                                         holding company owning
                                                         institutional investment
                                                         management firms) and Chairman,
                                                         President and Director, UAM
                                                         Funds (mutual funds) (1980-2000).

Lynn A. Stout              Trustee       Since 1998      Professor of Law, University of         192                  None
9/14/57                                                  California at Los Angeles School
                                                         of Law (since July 2001).
                                                         Formerly, Professor of Law,
                                                         Georgetown University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                POSITION(S)                    TERM OF
                                 WITH THE                     OFFICE AND
      NAME AND                 TRUST AND THE                  LENGTH OF                         PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH                 PORTFOLIO                     SERVICE                          DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.       President of the Trust             Since 2002              Executive Vice President of EVM, BMR, EVC and
5/31/58                                                                              EV; Chief Investment Officer of EVM and BMR and
                                                                                     Director of EVC. Chief Executive Officer
                                                                                     of Belair Capital Fund LLC, Belcrest
                                                                                     Capital Fund LLC, Belmar Capital Fund
                                                                                     LLC, Belport Capital Fund LLC and Belrose
                                                                                     Capital Fund LLC (private investment
                                                                                     companies sponsored by EVM). Officer of
                                                                                     55 registered investment companies
                                                                                     managed by EVM or BMR.

William H. Ahern, Jr.      Vice President of the             Since 1995              Vice President of EVM and BMR. Officer of 78
7/28/59                            Trust                                             registered investment companies managed by EVM
                                                                                     or BMR.

Edward R. Allen, III       Vice President of the             Since 2004              Partner and Chairman of the International
7/5/60                           Portfolio                                           Investment Committee of Eagle Global Advisors,
                                                                                     L.L.C. Officer of 1 registered investment
                                                                                     company managed by EVM or BMR.

Thomas J. Fetter           Vice President of the             Since 1997              Vice President of EVM and BMR. Officer of 124
8/20/43                            Trust                                             registered investment companies managed by EVM
                                                                                     or BMR.

Thomas N. Hunt, III        Vice President of the             Since 2004              Partner of Eagle Global Advisors, L.L.C.
11/6/64                          Portfolio                                           Officer of 1 registered investment company
                                                                                     managed by EVM or BMR.

Robert B. MacIntosh        Vice President of the             Since 1998              Vice President of EVM and BMR. Officer of 124
1/22/57                            Trust                                             registered investment companies managed by EVM
                                                                                     or BMR.

Michael R. Mach            Vice President of the             Since 1999              Vice President of EVM and BMR. Previously,
7/15/47                            Trust                                             Managing Director and Senior Analyst for
                                                                                     Robertson Stephens (1998-1999). Officer
                                                                                     of 28 registered investment companies
                                                                                     managed by EVM or BMR.

Duncan W. Richardson   Vice President of the Trust;   Vice President of the Trust    Senior Vice President and Chief Equity
10/26/57                President of the Portfolio    since 2001; President of the   Investment Officer of EVM and BMR. Officer of
                                                        Portfolio since 2002         44 registered investment companies managed by
                                                                                     EVM or BMR.

Walter A. Row, III     Vice President of the Trust           Since 2001              Director of Equity Research and a Vice
7/20/57                                                                              President of EVM and BMR. Officer of 24
                                                                                     registered investment companies managed by EVM
                                                                                     or BMR.

Judith A. Saryan       Vice President of the Trust           Since 2003              Vice President of EVM and BMR. Previously,
8/21/54                                                                              Portfolio Manager and Equity Analyst for State
                                                                                     Street Global Advisers (1980-1999). Officer of
                                                                                     27 registered investment companies managed by
                                                                                     EVM or BMR.

Susan Schiff           Vice President of the Trust           Since 2002              Vice President of EVM and BMR. Officer of 27
3/13/61                                                                              registered investment companies managed by EVM
                                                                                     or BMR.

Alan R. Dynner                   Secretary            Secretary of the Trust since   Vice President, Secretary and Chief Legal
10/10/40                                              1997; of the Portfolio since   Officer of BMR, EVM, EVD, EV and EVC. Officer
                                                                1998                 of 192 registered investment companies managed
                                                                                     by EVM or BMR.

Kristin S. Anagnost     Treasurer of the Portfolio         Since 2002(2)             Assistant Vice President of EVM and BMR.
6/12/65                                                                              Officer of 106 registered investment companies
                                                                                     managed by EVM or BMR.

James L. O'Connor         Treasurer of the Trust             Since 1989              Vice President of BMR, EVM, and EVD. Officer of
4/1/45                                                                               114 registered investment companies managed by
                                                                                     EVM or BMR.

Paul M. O'Neil           Chief Compliance Officer            Since 2004              Vice President of EVM and BMR. Officer of 192
7/11/53                                                                              registered investment companies managed by EVM
                                                                                     or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Anagnost served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

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        INVESTMENT ADVISER OF TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                 BOSTON, MA 02109

            SUB-ADVISER OF TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO
                          EAGLE GLOBAL ADVISORS, L.L.C.
                           5847 SAN FELIPE, SUITE 930
                                HOUSTON, TX 77057

       ADMINISTRATOR OF EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                 BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                 BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022

                EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

038-12/04                                                                  IGSRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE TAX-MANAGED MID-CAP CORE FUND

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

  - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

  - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

  - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

  - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND as of October 31, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF WILLIAM R. HACKNEY, III,
CHARLES B. REED AND PAUL J. MARSHALL]
William R. Hackney, III
Charles B. Reed
Paul J. Marshall

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund's Class A shares had a total return of 5.62%. This return was the result of an increase in net asset value (NAV) per share to $11.27 on October 31, 2004, from $10.67 on October 31, 2003.(1)

- The Fund's Class B shares had a total return of 4.84% during the same period, the result of an increase in NAV per share to $11.05 from $10.54.(1)

- The Fund's Class C shares had a total return of 4.84% during the same period, the result of an increase in NAV per share to $11.05 from $10.54.(1)

- For comparison, the unmanaged S&P MidCap 400 Index (the S&P 400) - a broad-based, unmanaged market index of mid-cap stocks - recorded a total return of 11.01% for the period.(2) The S&P 500 Index (the S&P 500) - a broad-based, unmanaged market index commonly used to measure overall U.S. stock market performance - returned 9.42% for the year ended October 31, 2004.(2)

     SEE PAGES 4 AND 5 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

- The stock market posted solid gains for the year ended October 31, 2004, as surprisingly strong corporate earnings growth propelled stocks higher.

- The strongest gains within the market were racked up by the energy and materials sectors, two of the most cyclical areas of our economy. A robust global economic expansion helped push crude oil prices from $28.47 per barrel at the end of October 2003 to a peak of $55.54 per barrel on October 25, 2004. The prices of scrap steel, copper, aluminum, lumber and other industrial commodities also surged higher, creating a healthy business environment for the materials companies.

- Nine of the 10 economic sectors constituting the S&P 400 posted gains during the year ended October 31, 2004. The smallest gain was recorded by the health care sector, while the technology sector actually posted a -10% return for the period. The technology and health care sectors are generally considered by investors to have favorable long-term growth prospects, given the strong, internationally competitive position of many U.S. companies. In the technology sector, robust earnings growth was no match for investor fears about excessive inventories, competitive pricing pressures and the outlook for technology spending by business.

- Not surprisingly, the strongest gain in the Tax-Managed Mid-Cap Core Portfolio (the Portfolio) was achieved by the energy sector. The utility sector of the Portfolio had a strong return, due primarily to the fact that the securities held within the Portfolio had a large component of their earnings from energy-related operations. The Portfolio's medical supply, asset management, and industrial stocks also recorded noteworthy price gains. Several of the Portfolio's technology holdings experienced price declines related to disappointing earnings growth, and some of the securities in the radio industry struggled because of a lack of advertising spending by large corporations.

- During the year ended October 31, 2004, the Portfolio generally reduced its exposure to the more cyclical or economically sensitive areas of the economy. This was done in response to an expected slowdown in the pace of economic growth and a less accommodative U.S. monetary policy, as evidenced by recent increases in the Federal Funds rate by the Federal Reserve. As a result, the Portfolio's exposure to the consumer staples and health care sectors has increased somewhat, while its exposure to the industrial and technology sectors has declined.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

     FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED.

(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND as of October 31, 2004

PERFORMANCE

- Relative to the S&P 400, the Portfolio was overweighted in the technology, health care, industrial, telecommunications, and materials sectors on October 31, 2004. We believe these sectors contain companies with the most favorable business models and long-term earnings growth prospects. The Portfolio was underweighted in the financial sector, while the consumer staples and energy sectors were in line with S&P 400 weightings.

- We remain constructive on the outlook for equities despite uncertainties surrounding the war in Iraq and surging oil prices. Over much of 2004, stock prices have moved sideways while corporate earnings have exhibited steady, healthy gains. The result is that the market's valuation -- or price/earnings ratio -- has become much more attractive today than at any time in the past year or so. In our view, attractive equity valuations, coupled with continued economic expansion, could push stock prices higher in the year ahead. We believe the Portfolio's diversified group of higher-quality growth companies are well positioned to benefit from this environment.

- The Fund pursues a high-quality strategy, focusing on seasoned companies with favorable long-term track records of consistent earnings growth. The past year has been particularly challenging for managers focused on high-quality investments. We believe that successful investing requires broad diversification, a long-term orientation and an emphasis on quality companies that can weather the ups and downs of the economy. We do anticipate that leadership in the broad market of stocks will continue to shift away from lower-quality issues toward higher-quality issues with stronger balance sheets and a track record of more consistent earnings growth.

     THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

TEN LARGEST HOLDINGS*
BY NET ASSETS

   CDW CORP.                                   2.7%
   Mohawk Industries, Inc.                     2.7
   Amphenol Corp., Class A                     2.4
   C.H. Robinson Worldwide, Inc.               2.2
   Legg Mason, Inc.                            2.2
   A.G. Edwards, Inc.                          2.2
   Affiliated Managers Group, Inc.             2.2
   Omnicom Group                               2.1
   Choicepoint, Inc.                           2.0
   Air Products and Chemicals, Inc.            2.0

[CHART]

COMMON STOCK INVESTMENTS BY SECTOR*
BY NET ASSETS

   Consumer Discretionary                     18.8%
   Financials                                 16.2%
   Information Technology                     15.1%
   Industrials                                14.2%
   Health Care                                11.1%
   Energy                                      7.8%
   Materials                                   5.4%
   Consumer Staples                            4.7%
   Utilities                                   3.8%
   Telecommunication Services                  1.4%

* Ten Largest Holdings represented 22.7% of the Portfolio's net assets as of October 31, 2004. Holdings and sector weightings subject to change due to active management.

The line graph and table set forth below provide information about the Fund's performance. The line graphs compare the performance of each class of the Fund with that of the S&P 400 Index, a broad-based, unmanaged market index of mid-cap stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 each of Class A, Class B, Class C of the Fund and the S&P 400 Index. Class A total returns are presented at net asset value and public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*                                              CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
---------------------------------------------------------------------------------------
One Year                                                     5.62%      4.84%      4.84%
Life of Fund+                                                4.58%      3.81%      3.81%
SEC Average Annual Total Returns (including sales
  charge or applicable CDSC)
---------------------------------------------------------------------------------------
One Year                                                    -0.44%     -0.16%      3.84%
Life of Fund+                                                2.29%      2.39%      3.81%

+    Inception Dates - Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE
     (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE:5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
     PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE MID-CAP CORE FUND CLASS A VS. THE S&P MIDCAP 400 INDEX**
    March 31, 2002 - October 31, 2004

                              EATON
                              VANCE
                EATON        MID-CAP
                VANCE         CORE
               MID-CAP        FUND,            S&P
                CORE        INCLUDING        MID-CAP
                FUND,         SALES            400
   DATE        CLASS A       CHARGE           INDEX
-------------------------------------------------------
 3/31/2002        10,000          9,425         10,000
 4/30/2002         9,971          9,400          9,947
 5/31/2002         9,961          9,391          9,769
 6/30/2002         9,315          8,782          9,071
 7/31/2002         8,544          8,055          8,185
 8/31/2002         8,544          8,055          8,217
 9/30/2002         7,898          7,445          7,572
10/31/2002         8,226          7,755          7,892
11/30/2002         8,650          8,155          8,338
12/31/2002         8,370          7,891          8,013
 1/31/2003         8,177          7,709          7,657
 2/28/2003         8,033          7,573          7,551
 3/31/2003         8,120          7,655          7,658
 4/30/2003         8,573          8,082          8,206
 5/31/2003         9,161          8,636          8,874
 6/30/2003         9,315          8,782          9,006
 7/31/2003         9,585          9,036          9,318
 8/31/2003         9,904          9,336          9,729
 9/30/2003         9,662          9,109          9,599
10/31/2003        10,289          9,700         10,315
11/30/2003        10,424          9,827         10,663
12/31/2003        10,656         10,045         10,929
 1/31/2004        10,752         10,136         11,091
 2/29/2004        10,935         10,309         11,300
 3/31/2004        10,829         10,209         11,413
 4/30/2004        10,771         10,155         11,116
 5/31/2004        10,820         10,200         11,189
 6/30/2004        10,964         10,336         11,523
 7/31/2004        10,434          9,836         10,977
 8/31/2004        10,318          9,727         10,934
 9/30/2004        10,656         10,045         11,280
10/31/2004        10,868         10,245         11,451

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE MID-CAP CORE FUND CLASS B VS. THE S&P MIDCAP 400 INDEX**
    March 31, 2002 - October 31, 2004

              EATON
              VANCE
              MID-CAP         S&P
              CORE         MID-CAP
              FUND,          400
DATE         CLASS B        INDEX
-----------------------------------
 3/31/2002      10,000      10,000
 4/30/2002       9,961       9,947
 5/31/2002       9,952       9,769
 6/30/2002       9,296       9,071
 7/31/2002       8,525       8,185
 8/31/2002       8,515       8,217
 9/30/2002       7,869       7,572
10/31/2002       8,187       7,892
11/30/2002       8,602       8,338
12/31/2002       8,332       8,013
 1/31/2003       8,129       7,657
 2/28/2003       7,975       7,551
 3/31/2003       8,062       7,658
 4/30/2003       8,505       8,206
 5/31/2003       9,084       8,874
 6/30/2003       9,229       9,006
 7/31/2003       9,489       9,318
 8/31/2003       9,807       9,729
 9/30/2003       9,556       9,599
10/31/2003      10,164      10,315
11/30/2003      10,299      10,663
12/31/2003      10,521      10,929
 1/31/2004      10,608      11,091
 2/29/2004      10,791      11,300
 3/31/2004      10,665      11,413
 4/30/2004      10,608      11,116
 5/31/2004      10,646      11,189
 6/30/2004      10,791      11,523
 7/31/2004      10,260      10,977
 8/31/2004      10,135      10,934
 9/30/2004      10,463      11,280
10/31/2004      10,656      11,451

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE MID-CAP CORE FUND CLASS C VS. THE S&P MIDCAP 400 INDEX**
    March 31, 2002 - October 31, 2004

               EATON VANCE TAX-MANAGED MID-CAP CORE FUND- CLASS C
                                Inception: 3/4/02

                EATON
                VANCE
               MID-CAP
                CORE           S&P
                FUND,        MID-CAP
                CLASS          400
   DATE           C           INDEX
-------------------------------------
 3/31/2002      10,000       10,000
 4/30/2002       9,961        9,947
 5/31/2002       9,942        9,769
 6/30/2002       9,296        9,071
 7/31/2002       8,525        8,185
 8/31/2002       8,515        8,217
 9/30/2002       7,869        7,572
10/31/2002       8,187        7,892
11/30/2002       8,602        8,338
12/31/2002       8,332        8,013
 1/31/2003       8,129        7,657
 2/28/2003       7,975        7,551
 3/31/2003       8,062        7,658
 4/30/2003       8,496        8,206
 5/31/2003       9,084        8,874
 6/30/2003       9,229        9,006
 7/31/2003       9,489        9,318
 8/31/2003       9,797        9,729
 9/30/2003       9,547        9,599
10/31/2003      10,164       10,315
11/30/2003      10,289       10,663
12/31/2003      10,511       10,929
 1/31/2004      10,598       11,091
 2/29/2004      10,781       11,300
 3/31/2004      10,665       11,413
 4/30/2004      10,608       11,116
 5/31/2004      10,636       11,189
 6/30/2004      10,781       11,523
 7/31/2004      10,251       10,977
 8/31/2004      10,125       10,934
 9/30/2004      10,463       11,280
10/31/2004      10,656       11,451

** SOURCE: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 3/4/02. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURNS DO NOT REFLECT ANY COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                        ONE YEAR     LIFE OF FUND
Return Before Taxes                           5.62%          4.58%
Return After Taxes on Distributions           5.62%          4.58%
Return After Taxes on Distributions           3.66%          3.91%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                        ONE YEAR     LIFE OF FUND
Return Before Taxes                          -0.44%          2.29%
Return After Taxes on Distributions          -0.44%          2.29%
Return After Taxes on Distributions          -0.29%          1.95%
and Sale of Fund Shares

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                        ONE YEAR     LIFE OF FUND
Return Before Taxes                           4.84%          3.81%
Return After Taxes on Distributions           4.84%          3.81%
Return After Taxes on Distributions           3.15%          3.25%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                        ONE YEAR     LIFE OF FUND
Return Before Taxes                           3.84%          3.81%
Return After Taxes on Distributions           3.84%          3.81%
Return After Taxes on Distributions           2.50%          3.25%
and Sale of Fund Shares

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                        ONE YEAR     LIFE OF FUND
Return Before Taxes                           4.84%          3.81%
Return After Taxes on Distributions           4.84%          3.81%
Return After Taxes on Distributions           3.15%          3.25%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                        ONE YEAR     LIFE OF FUND
Return Before Taxes                          -0.16%          2.39%
Return After Taxes on Distributions          -0.16%          2.39%
Return After Taxes on Distributions          -0.11%          2.03%
and Sale of Fund Shares

Class A, Class B, and Class C commenced operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND as of October 31, 2004

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    EATON VANCE TAX-MANAGED MID-CAP CORE FUND

                                                BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE      EXPENSES PAID DURING PERIOD*
                                                        (5/1/04)                (10/31/04)               (5/1/04 - 10/31/04)
------------------------------------------------------------------------------------------------------------------------------------
Actual
Class A                                         $   1,000.00              $   1,008.96              $    8.58
Class B                                         $   1,000.00              $   1,004.54              $   12.29
Class C                                         $   1,000.00              $   1,004.54              $   12.34

Hypothetical
(5% return per year before expenses)
Class A                                         $   1,000.00              $   1,016.60              $    8.62
Class B                                         $   1,000.00              $   1,012.90              $   12.35
Class C                                         $   1,000.00              $   1,012.80              $   12.40

* Expenses are equal to the Fund's annualized expense ratio of 1.70% for Class A shares, 2.44% for Class B shares, and 2.45% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed Mid-Cap Portfolio, at value
   (identified cost, $19,239,727)                                                  $   22,446,093
Receivable for Fund shares sold                                                             4,348
Receivable from affiliate                                                                  41,983
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $   22,492,424
-------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                   $       40,261
Payable to affiliate for distribution and service fees                                      4,699
Payable to affiliate for Trustees' fees                                                        73
Accrued expenses                                                                           30,300
-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $       75,333
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $   22,417,091
-------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $   19,595,537
Accumulated net realized loss from Portfolio (computed on the basis of
  identified cost)                                                                       (384,812)
Net unrealized appreciation from Portfolio (computed on the basis of
  identified cost)                                                                      3,206,366
-------------------------------------------------------------------------------------------------
TOTAL                                                                              $   22,417,091
-------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $   11,226,091
SHARES OUTSTANDING                                                                        996,504
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  (net assets DIVIDED BY shares of beneficial interest outstanding)                $        11.27
MAXIMUM OFFERING PRICE PER SHARE
  (100 DIVIDED BY 94.25 of $11.27)                                                 $        11.96
-------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $    5,741,053
SHARES OUTSTANDING                                                                        519,484
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (net assets DIVIDED BY shares of beneficial interest outstanding)                $        11.05
-------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                         $    5,449,947
SHARES OUTSTANDING                                                                        493,313
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (net assets DIVIDED BY shares of beneficial interest outstanding)                $        11.05
-------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio                                                 $      147,734
Interest allocated from Portfolio                                                           1,496
Expenses allocated from Portfolio                                                        (179,051)
-------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                                 $      (29,821)
-------------------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                                 $       28,927
Trustees' fees and expenses                                                                   198
Distribution and service fees
   Class A                                                                                 22,866
   Class B                                                                                 52,885
   Class C                                                                                 50,265
Registration fees                                                                          43,538
Transfer and dividend disbursing agent fees                                                31,482
Legal and accounting services                                                              16,032
Custodian fee                                                                              13,324
Printing and postage                                                                        7,122
Miscellaneous                                                                               1,691
-------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $      268,330
-------------------------------------------------------------------------------------------------
Deduct --
  Allocation of Fund expenses to affiliate                                         $       41,983
-------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                           $       41,983
-------------------------------------------------------------------------------------------------

NET EXPENSES                                                                       $      226,347
-------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $     (256,168)
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                 $      324,603
-------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $      324,603
-------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                             $      898,590
-------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $      898,590
-------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $    1,223,193
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $      967,025
-------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                  YEAR ENDED          YEAR ENDED
IN NET ASSETS                                        OCTOBER 31, 2004    OCTOBER 31, 2003
-----------------------------------------------------------------------------------------
From operations --
   Net investment loss                               $       (256,168)   $       (130,037)
   Net realized gain (loss)
     from investment transactions                             324,603            (453,964)
   Net change in unrealized
     appreciation (depreciation)
     of investments                                           898,590           2,940,801
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $        967,025    $      2,356,800
-----------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
     Class A                                         $      5,396,928    $      4,050,864
     Class B                                                2,030,425           2,673,304
     Class C                                                2,213,240           2,704,082
   Cost of shares redeemed
     Class A                                               (1,786,002)         (2,547,843)
     Class B                                                 (622,972)           (352,433)
     Class C                                               (1,030,214)           (860,036)
   Net asset value of shares exchanged
     Class A                                                   35,284                  --
     Class B                                                  (35,284)                 --
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                           $      6,201,405    $      5,667,938
-----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                           $      7,168,430    $      8,024,738
-----------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                 $     15,248,661    $      7,223,923
-----------------------------------------------------------------------------------------
AT END OF YEAR                                       $     22,417,091    $     15,248,661
-----------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                   CLASS A
                                                               --------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                               -----------------------------     PERIOD ENDED
                                                                   2004             2003      OCTOBER 31, 2002(1)
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $     10.670     $      8.530     $     10.000
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                         $     (0.102)    $     (0.087)    $     (0.047)
Net realized and unrealized gain (loss)                               0.702            2.227           (1.423)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $      0.600     $      2.140     $     (1.470)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $     11.270     $     10.670     $      8.530
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                        5.62%           25.09%          (14.70)%
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                        $     11,226     $      7,054     $      4,394
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                     1.70%            1.70%            1.65%(5)
   Net investment loss                                                (0.93)%          (0.93)%          (0.80)%(5)
Portfolio Turnover of the Portfolio                                      42%              50%              13%
-----------------------------------------------------------------------------------------------------------------

+ The opreating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                         1.92%            2.43%            4.78%(5)
   Net investment loss                                                (1.15)%          (1.66)%          (3.93)%(5)
Net investment loss per share                                  $     (0.126)    $     (0.155)    $     (0.231)
-----------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 4, 2002, to October 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        See notes to financial statements

                                                                                   CLASS B
                                                               --------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                                               -----------------------------     PERIOD ENDED
                                                                   2004             2003      OCTOBER 31, 2002(1)
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $     10.540     $      8.490     $     10.000
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                         $     (0.182)    $     (0.158)    $     (0.089)
Net realized and unrealized gain (loss)                               0.692            2.208           (1.421)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $      0.510     $      2.050     $     (1.510)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $     11.050     $     10.540     $      8.490
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                        4.84%           24.15%          (15.10)%
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                        $      5,741     $      4,139     $      1,254
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                     2.45%            2.45%            2.40%(5)
   Net investment loss                                                (1.67)%          (1.69)%          (1.52)%(5)
Portfolio Turnover of the Portfolio                                      42%              50%              13%
-----------------------------------------------------------------------------------------------------------------

+ The opreating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                         2.67%            3.18%            5.53%(5)
   Net investment loss                                                (1.89)%          (2.42)%          (4.65)%(5)
Net investment loss per share                                  $     (0.206)    $     (0.226)    $     (0.272)
-----------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 4, 2002, to October 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        See notes to financial statements

                                                                                   CLASS C
                                                               --------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                               -----------------------------     PERIOD ENDED
                                                                   2004             2003      OCTOBER 31, 2002(1)
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $     10.540     $      8.490     $     10.000
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                         $     (0.182)    $     (0.157)    $     (0.090)
Net realized and unrealized gain (loss)                               0.692            2.207           (1.420)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $      0.510     $      2.050     $     (1.510)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $     11.050     $     10.540     $      8.490
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                        4.84%           24.15%          (15.10)%
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                        $      5,450     $      4,056     $      1,575
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                     2.45%            2.45%            2.40%(5)
   Net investment loss                                                (1.68)%          (1.70)%          (1.52)%(5)
Portfolio Turnover of the Portfolio                                      42%              50%              13%
-----------------------------------------------------------------------------------------------------------------

+ The opreating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                         2.67%            3.18%            5.53%(5)
   Net investment loss                                                (1.90)%          (2.43)%          (4.65)%(5)
Net investment loss per share                                  $     (0.206)    $     (0.225)    $     (0.275)
-----------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 4, 2002, to October 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        See notes to financial statements

EATON VANCE TAX-MANAGED MID-CAP CORE FUND as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance Tax-Managed Mid-Cap Core Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note
     6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Mid-Cap Core Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (33.4% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

     C EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

     D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund did not have any undistributed long term gains. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $266,057 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such loss carryover will expire on October 31, 2011.

     E EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

     F OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

     G USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     H INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2    DISTRIBUTIONS TO SHAREHOLDERS

     It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior years, if any). Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

     During the year ended October 31, 2004, accumulated paid-in-capital was decreased by $256,168 and accumulated net investment loss was decreased by $256,168 primarily due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or the net asset value per share.

     As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

     Capital loss carryforwards   $   (266,057)
     Unrealized appreciation      $  3,087,611

3    SHARES OF BENEFICIAL INTEREST

     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                       YEAR ENDED OCTOBER 31,
                                                                    ----------------------------
      CLASS A                                                           2004             2003
     -------------------------------------------------------------------------------------------
     Sales                                                             494,987           435,916
     Redemptions                                                      (162,967)         (290,054)
     Exchanges from Class B shares                                       3,292                --
     -------------------------------------------------------------------------------------------
     NET INCREASE                                                      335,312           145,862
     -------------------------------------------------------------------------------------------
     Year Ended October 31,

                                                                       YEAR ENDED OCTOBER 31,
                                                                    ----------------------------
     CLASS B                                                            2004             2003
     -------------------------------------------------------------------------------------------
     Sales                                                             187,530           283,375
     Redemptions                                                       (57,282)          (38,524)
     Exchanges to Class A shares                                        (3,341)               --
     -------------------------------------------------------------------------------------------
     NET INCREASE                                                      126,907           244,851
     -------------------------------------------------------------------------------------------

                                                                       YEAR ENDED OCTOBER 31,
                                                                    ----------------------------
     CLASS C                                                            2004             2003
     -------------------------------------------------------------------------------------------
     Sales                                                             203,749           295,005
     Redemptions                                                       (95,182)          (95,893)
     -------------------------------------------------------------------------------------------
     NET INCREASE                                                      108,567           199,112
     -------------------------------------------------------------------------------------------

4    TRANSACTIONS WITH AFFILIATES

     The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2004, the administration fee amounted to $28,927. Pursuant to a voluntary expense reimbursement, EVM was allocated $41,983 of the Fund's operating expenses for the year ended October 31, 2004. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2004, EVM earned $3,080 in sub-transfer agent fees.

     Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

     Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $13,155 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004.

     Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5    DISTRIBUTION AND SERVICE PLANS

     The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $39,641 and $37,700 for Class B and Class C shares, respectively, for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $169,000 and $242,000 for Class B and Class C shares, respectively.

     The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2004 amounted to $22,866, $13,244 and $12,565 for Class A, Class B and Class C shares, respectively.

6    CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

     No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see
     Note 5). CDSC charges assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. The Fund was informed that EVD received approximately $10,000 and $1,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended October 31, 2004. EVD did not receive any CDSC for Class A shares for the year ended October 31, 2004.

7    INVESTMENT TRANSACTIONS

     Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2004 aggregated $9,677,259 and $3,615,999, respectively.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED MID-CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Mid-Cap Core Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, and for the period from the start of business, March 4, 2002, to October 31, 2002. These financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

TAX-MANAGED MID-CAP CORE PORTFOLIO as of October 31, 2004
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 98.5%

SECURITY                                                       SHARES       VALUE
------------------------------------------------------------------------------------------
ADVERTISING AGENCIES -- 2.1%

Omnicom Group                                                      17,500   $    1,380,750
------------------------------------------------------------------------------------------
                                                                            $    1,380,750
------------------------------------------------------------------------------------------

AEROSPACE / DEFENSE -- 1.0%

Engineered Support Systems, Inc.                                   14,200   $      682,168
------------------------------------------------------------------------------------------
                                                                            $      682,168
------------------------------------------------------------------------------------------

APPLICATIONS SOFTWARE -- 1.5%

Jack Henry & Associates, Inc. Class A                              54,800   $    1,021,472
------------------------------------------------------------------------------------------
                                                                            $    1,021,472
------------------------------------------------------------------------------------------

AUTO PARTS AND EQUIPMENT -- 1.2%

Gentex Corp.                                                       25,000   $      825,250
------------------------------------------------------------------------------------------
                                                                            $      825,250
------------------------------------------------------------------------------------------

AUTOMOBILES -- 1.1%

Winnebago Industries                                               24,000   $      753,600
------------------------------------------------------------------------------------------
                                                                            $      753,600
------------------------------------------------------------------------------------------

BANKS-REGIONAL -- 1.8%

City National Corp.                                                18,000   $    1,240,200
------------------------------------------------------------------------------------------
                                                                            $    1,240,200
------------------------------------------------------------------------------------------

BROADCASTING AND RADIO -- 3.4%

Cox Radio, Inc. Class A(1)                                         69,920   $    1,111,728
Radio One, Inc., Class D(1)                                        79,190        1,163,301
------------------------------------------------------------------------------------------
                                                                            $    2,275,029
------------------------------------------------------------------------------------------

BUILDING PRODUCTS -- 1.8%

Valspar Corp.                                                      25,500   $    1,189,830
------------------------------------------------------------------------------------------
                                                                            $    1,189,830
------------------------------------------------------------------------------------------

BUSINESS SERVICES-MISCELLANEOUS -- 5.1%

ChoicePoint, Inc.(1)                                               32,966   $    1,372,375
Fiserv, Inc.(1)                                                    31,200        1,108,848
SEI Investments Co.                                                26,800          964,532
------------------------------------------------------------------------------------------
                                                                            $    3,445,755
------------------------------------------------------------------------------------------

CHEMICALS -- 2.0%

Air Products and Chemicals, Inc.                                   25,600   $    1,361,408
------------------------------------------------------------------------------------------
                                                                            $    1,361,408
------------------------------------------------------------------------------------------

COMPUTER SERVICES -- 1.2%

SunGard Data Systems, Inc.(1)                                      30,000   $      794,700
------------------------------------------------------------------------------------------
                                                                            $      794,700
------------------------------------------------------------------------------------------

COSMETICS & TOILETRIES -- 1.4%

Alberto-Culver Co.                                                 20,750   $      930,845
------------------------------------------------------------------------------------------
                                                                            $      930,845
------------------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE -- 2.7%

CDW Corp.                                                          29,200   $    1,811,276
------------------------------------------------------------------------------------------
                                                                            $    1,811,276
------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 2.0%

Cooper Industries Ltd. Class A                                     21,100   $    1,348,290
------------------------------------------------------------------------------------------
                                                                            $    1,348,290
------------------------------------------------------------------------------------------

ELECTRONICS-EQUIPMENT / INSTRUMENTS -- 4.2%

Amphenol Corp. Class A(1)                                          47,400   $    1,627,242
National Instruments Corp.                                         43,450        1,196,178
------------------------------------------------------------------------------------------
                                                                            $    2,823,420
------------------------------------------------------------------------------------------

FINANCE-INVESTMENT MANAGEMENT -- 7.5%

Affiliated Managers Group, Inc.(1)                                 26,000   $    1,451,840
Ambac Financial Group, Inc.                                        14,700        1,147,482
Franklin Resources, Inc.                                           15,400          933,548
Legg Mason, Inc.                                                   23,400        1,490,814
------------------------------------------------------------------------------------------
                                                                            $    5,023,684
------------------------------------------------------------------------------------------

FOOD-WHOLESALE / DISTRIBUTION -- 2.4%

Dean Foods Co.(1)                                                  25,000   $      746,250
Performance Food Group Co.(1)                                      36,800          855,968
------------------------------------------------------------------------------------------
                                                                            $    1,602,218
------------------------------------------------------------------------------------------

GAS DISTRIBUTION -- 1.9%

Piedmont Natural Gas Co., Inc.                                     27,600   $    1,256,628
------------------------------------------------------------------------------------------
                                                                            $    1,256,628
------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                       SHARES       VALUE
------------------------------------------------------------------------------------------
HEALTHCARE SERVICES -- 1.3%

Express Scripts, Inc.(1)                                           14,000   $      896,000
------------------------------------------------------------------------------------------
                                                                            $      896,000
------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 2.7%

Mohawk Industries, Inc.(1)                                         21,400   $    1,820,712
------------------------------------------------------------------------------------------
                                                                            $    1,820,712
------------------------------------------------------------------------------------------

INSURANCE -- 2.3%

Ace Ltd.                                                           21,700   $      825,902
Nationwide Financial Services, Inc., Class A                       20,200          698,920
------------------------------------------------------------------------------------------
                                                                            $    1,524,822
------------------------------------------------------------------------------------------

INSURANCE BROKERS -- 0.9%

Arthur J. Gallagher & Co., Inc.                                    22,220   $      624,382
------------------------------------------------------------------------------------------
                                                                            $      624,382
------------------------------------------------------------------------------------------

INVESTMENT SERVICES -- 2.2%

A.G. Edwards, Inc.                                                 40,400   $    1,464,904
------------------------------------------------------------------------------------------
                                                                            $    1,464,904
------------------------------------------------------------------------------------------

MANUFACTURING -- 3.4%

Dover Corp.                                                        26,100   $    1,024,947
Pentair, Inc.                                                      33,200        1,241,016
------------------------------------------------------------------------------------------
                                                                            $    2,265,963
------------------------------------------------------------------------------------------

MEDICAL-HOSPITALS -- 1.2%

Health Management Associates, Inc. Class A                         40,600   $      838,796
------------------------------------------------------------------------------------------
                                                                            $      838,796
------------------------------------------------------------------------------------------

MEDICAL DEVICES -- 1.8%

Varian Medical Systems, Inc.(1)                                    29,700   $    1,192,455
------------------------------------------------------------------------------------------
                                                                            $    1,192,455
------------------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 6.5%

Biomet, Inc.                                                       15,940   $      744,079
C.R. Bard, Inc.                                                    18,500        1,050,800
Patterson Companies, Inc.(1)                                       27,800        1,042,500
Renal Care Group, Inc.(1)                                          24,750          781,110
Respironics, Inc.(1)                                               15,000          766,350
------------------------------------------------------------------------------------------
                                                                            $    4,384,839
------------------------------------------------------------------------------------------

MEDICAL SERVICES / SUPPLIES -- 1.4%

DENTSPLY International, Inc.                                       17,800   $      925,778
------------------------------------------------------------------------------------------
                                                                            $      925,778
------------------------------------------------------------------------------------------

MULTI-UTILITIES -- 1.9%

Questar Corp.                                                      26,700   $    1,281,600
------------------------------------------------------------------------------------------
                                                                            $    1,281,600
------------------------------------------------------------------------------------------

OFFICE ELECTRONICS / TECHNOLOGY -- 1.9%

Zebra Technologies Corp. Class A(1)                                23,775   $    1,259,837
------------------------------------------------------------------------------------------
                                                                            $    1,259,837
------------------------------------------------------------------------------------------

OIL AND GAS-EQUIPMENT AND SERVICES -- 1.5%

National-Oilwell, Inc.(1)                                          29,700   $    1,001,187
------------------------------------------------------------------------------------------
                                                                            $    1,001,187
------------------------------------------------------------------------------------------

OIL AND GAS-EXPLORATION AND PRODUCTION -- 6.4%

Apache Corp.                                                       22,550   $    1,143,285
EOG Resources, Inc.                                                14,000          931,840
Newfield Exploration Co.(1)                                        21,100        1,228,020
Pogo Producing Co.                                                 21,200          972,020
------------------------------------------------------------------------------------------
                                                                            $    4,275,165
------------------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.9%

Estee Lauder Cos., Inc. (The), Class A                             14,500   $      622,775
------------------------------------------------------------------------------------------
                                                                            $      622,775
------------------------------------------------------------------------------------------

PRINTING AND BUSINESS PRODUCTS -- 1.6%

Avery Dennison Corp.                                               17,600   $    1,070,784
------------------------------------------------------------------------------------------
                                                                            $    1,070,784
------------------------------------------------------------------------------------------

PUBLISHING -- 1.7%

E.W. Scripps Co.                                                   23,400   $    1,116,648
------------------------------------------------------------------------------------------
                                                                            $    1,116,648
------------------------------------------------------------------------------------------

RETAIL-DISCOUNT -- 1.3%

Family Dollar Stores, Inc.                                         30,200   $      892,410
------------------------------------------------------------------------------------------
                                                                            $      892,410
------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                       SHARES       VALUE
------------------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.2%

Brinker International, Inc.(1)                                     20,500   $      662,150
Sonic Corp.(1)                                                     29,600          806,008
------------------------------------------------------------------------------------------
                                                                            $    1,468,158
------------------------------------------------------------------------------------------

RETAIL-SPECIALTY AND APPAREL -- 2.0%

Bed Bath and Beyond, Inc.(1)                                       33,300   $    1,358,307
------------------------------------------------------------------------------------------
                                                                            $    1,358,307
------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%

Microchip Technology, Inc.                                         43,350   $    1,311,338
------------------------------------------------------------------------------------------
                                                                            $    1,311,338
------------------------------------------------------------------------------------------

SPECIALTY CHEMICALS AND MATERIALS -- 1.6%

Ecolab, Inc.                                                       31,500   $    1,066,275
------------------------------------------------------------------------------------------
                                                                            $    1,066,275
------------------------------------------------------------------------------------------

TELECOMMUNICATIONS -- 1.4%

CenturyTel, Inc.                                                   29,000   $      930,610
------------------------------------------------------------------------------------------
                                                                            $      930,610
------------------------------------------------------------------------------------------

TRANSPORTATION -- 4.1%

C.H. Robinson Worldwide, Inc.                                      27,900   $    1,504,926
Expeditors International of Washington, Inc.                       22,100        1,261,910
------------------------------------------------------------------------------------------
                                                                            $    2,766,836
------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST, $56,581,717)                                           $   66,127,104
------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 98.5%
   (IDENTIFIED COST, $56,581,717)                                           $   66,127,104
------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 1.5%                                      $    1,002,830
------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                        $   67,129,934
------------------------------------------------------------------------------------------

(1)  Non-income producing security.

                        See notes to financial statements

TAX-MANAGED MID-CAP CORE PORTFOLIO as of October 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $56,581,717)                        $   66,127,104
Cash                                                                               828,523
Receivable for investments sold                                                    984,827
Dividends and interest receivable                                                   15,449
------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                $   67,955,903
------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                           $      790,250
Payable to affiliate for Trustees' fees                                              1,570
Accrued expenses                                                                    34,149
------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                           $      825,969
------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                   $   67,129,934
------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                     $   57,584,547
Net unrealized appreciation (computed on the basis of identified cost)           9,545,387
------------------------------------------------------------------------------------------
TOTAL                                                                       $   67,129,934
------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends                                                                   $      453,404
Interest                                                                             4,573
------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     $      457,977
------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                      $      470,752
Trustees' fees and expenses                                                          5,182
Custodian fee                                                                       46,750
Legal and accounting services                                                       24,325
Miscellaneous                                                                        3,029
------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                              $      550,038
------------------------------------------------------------------------------------------
Deduct --
   Reduction of investment adviser fee                                      $        2,466
------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                    $        2,466
------------------------------------------------------------------------------------------

NET EXPENSES                                                                $      547,572
------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                         $      (89,595)
------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                          $      914,226
------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                           $      914,226
------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                      $    2,644,478
------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        $    2,644,478
------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                            $    3,558,704
------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                  $    3,469,109
------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                            YEAR ENDED        YEAR ENDED
IN NET ASSETS                                                  OCTOBER 31, 2004  OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                           $      (89,595)   $      (64,901)
   Net realized gain (loss) from
      investment transactions                                           914,226          (927,356)
   Net change in unrealized
      appreciation (depreciation)
      of investments                                                  2,644,478         8,290,032
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    3,469,109    $    7,297,775
-------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                                 $   21,164,553    $   25,984,940
   Withdrawals                                                       (3,615,999)       (4,319,456)
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                          $   17,548,554    $   21,665,484
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                       $   21,017,663    $   28,963,259
-------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                             $   46,112,271    $   17,149,012
-------------------------------------------------------------------------------------------------
AT END OF YEAR                                                   $   67,129,934    $   46,112,271
-------------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                   YEAR ENDED OCTOBER 31,
                                                               -----------------------------     PERIOD ENDED
                                                                   2004             2003      OCTOBER 31, 2002(1)
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA+

Ratios (As a percentage of average daily net assets):
   Net expenses                                                        0.93%            0.99%            1.68%(2)
   Net investment loss                                                (0.15)%          (0.22)%          (0.81)%(2)
Portfolio Turnover                                                       42%              50%              13%
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                        6.43%           25.97%          (14.72)%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                        $     67,130     $     46,112     $     17,149
-----------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses                                                            0.93%              --               --
   Net investment loss                                                (0.15)%             --               --
-----------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2002, to October 31, 2002.
(2)  Annualized.
(3)  Total return is not computed on an annualized basis.

                        See notes to financial statements

TAX-MANAGED MID-CAP CORE PORTFOLIO as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed Mid-Cap Core Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 10, 2001, seeks to achieve long-term, after-tax returns by investing in a diversified portfolio of common stocks of mid-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Eaton Vance Tax-Managed Mid-Cap Core Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 33.4% and 66.4% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices, or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

   E FINANCIAL FUTURES CONTRACT -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   F PUT OPTIONS -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   G SECURITIES SOLD SHORT -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

   H FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   J OTHER -- Investment transactions are accounted for on a trade date basis.

   K INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.80% annually of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the advisory fee amounted to $470,752. BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio transactions that is consideration for third-party research services. For the period from May 1, 2004, to October 31, 2004, BMR waived $2,466 of its advisory fee. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Atlanta Capital Management Company, LLC (Atlanta Capital), a majority-owned subsidiary of Eaton Vance. BMR pays Atlanta Capital a monthly fee for sub-advisory services provided to the Portfolio equal to 0.55% annually of the average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $42,264,998 and $24,547,600, respectively, for the year ended October 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                                           $   56,882,684
                                                            --------------
   Gross unrealized appreciation                            $   10,678,194
   Gross unrealized depreciation                                (1,433,774)
                                                            --------------

   NET UNREALIZED APPRECIATION                              $    9,244,420
                                                            --------------

5  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2004.

6  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the year ended October 31, 2004.

TAX-MANAGED MID-CAP CORE PORTFOLIO as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED MID-CAP CORE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Mid-Cap Core Portfolio (the Portfolio) as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the two years in the period then ended, and the period from the start of business, March 1, 2002, to October 31, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Tax-Managed Mid-Cap Core Portfolio at October 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED MID-CAP CORE FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Mid-Cap Core Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                             POSITION(S)         TERM OF                              NUMBER OF PORTFOLIOS
                              WITH THE         OFFICE AND                               IN FUND COMPLEX
    NAME AND                  TRUST AND         LENGTH OF    PRINCIPAL OCCUPATION(S)      OVERSEEN BY
  DATE OF BIRTH             THE PORTFOLIO        SERVICE     DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
James B. Hawkes            Trustee of the    Trustee of the  Chairman, President and          192               Director of EVC
11/9/41                    Trust; Trustee     Trust since    Chief Executive Officer
                          and President of   1991; Trustee   of BMR, EVC, EVM and
                           the Portfolio     and President   EV; Director of EV;
                                                 of the      Vice President and
                                               Portfolio     Director of EVD.
                                               since 2001    Trustee and/or officer
                                                             of 192 registered
                                                             investment companies in
                                                             the Eaton Vance Fund
                                                             Complex. Mr. Hawkes is
                                                             an interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Trust and the
                                                             Portfolio.

NONINTERESTED TRUSTEE(S)
Samuel L. Hayes, III           Trustee       Trustee of the  Jacob H. Schiff                  192            Director of Tiffany &
2/23/35                                       Trust since    Professor of Investment                        Co. (specialty retailer)
                                              1986; of the   Banking Emeritus,                                  and Telect, Inc.
                                               Portfolio     Harvard University                                (telecommunication
                                               since 2001    Graduate School of                                 services company)
                                                             Business
                                                             Administration.

William H. Park                Trustee         Since 2003    President and Chief              192                    None
9/19/47                                                      Executive Officer,
                                                             Prizm Capital
                                                             Management, LLC
                                                             (investment management
                                                             firm) (since 2002).
                                                             Executive Vice
                                                             President and Chief
                                                             Financial Officer,
                                                             United Asset Management
                                                             Corporation ( a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) (1982-2001).

Ronald A. Pearlman             Trustee         Since 2003    Professor of Law,                192                    None
7/10/40                                                      Georgetown University
                                                             Law Center (since
                                                             1999). Tax Partner,
                                                             Covington & Burling,
                                                             Washington, DC
                                                             (1991-2000).

                             POSITION(S)         TERM OF                              NUMBER OF PORTFOLIOS
                              WITH THE         OFFICE AND                               IN FUND COMPLEX
    NAME AND                  TRUST AND         LENGTH OF    PRINCIPAL OCCUPATION(S)      OVERSEEN BY
  DATE OF BIRTH             THE PORTFOLIO        SERVICE     DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S)
(CONTINUED)
Norton H. Reamer               Trustee       Trustee of the  President, Chief                 192                    None
9/21/35                                       Trust since    Executive Officer and a
                                              1986; of the   Director of Asset
                                               Portfolio     Management Finance
                                               since 2001    Corp. (a specialty
                                                             finance company serving
                                                             the investment
                                                             management industry)
                                                             (since October 2003).
                                                             President, Unicorn
                                                             Corporation (an
                                                             investment and
                                                             financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Formerly, Chairman,
                                                             Hellman, Jordan
                                                             Management Co., Inc.
                                                             (an investment
                                                             management company)
                                                             (2000-2003). Formerly,
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm)
                                                             (2002-2003). Formerly
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds) (1980-2000).

Lynn A. Stout                  Trustee       Trustee of the  Professor of Law,                192                    None
9/14/57                                       Trust since    University of
                                              1998; of the   California at Los
                                               Portfolio     Angeles School of Law
                                               since 2001    (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                               POSITION(S)                  TERM OF
                                WITH THE                  OFFICE AND
      NAME AND                  TRUST AND                  LENGTH OF                         PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH             THE PORTFOLIO                 SERVICE                          DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.      President of the Trust;   President of the Trust since   Executive Vice President of EVM, BMR, EVC and EV;
5/31/58                  Vice President of the     2002; Vice President of the    Chief Investment Officer of EVM and BMR and
                              Portfolio                Portfolio since 2001       Director of EVC. Chief Executive Officer of Belair
                                                                                  Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                                  Belmar Capital Fund LLC, Belport Capital Fund LLC
                                                                                  and Belrose Capital Fund LLC (private investment
                                                                                  companies sponsored by EVM). Officer of 55
                                                                                  registered investment companies managed by EVM or
                                                                                  BMR.

William H. Ahern, Jr.     Vice President of the           Since 1995              Vice President of EVM and BMR. Officer of 78
7/28/59                          Trust                                            registered investment companies managed by EVM or
                                                                                  BMR.

Thomas J. Fetter          Vice President of the           Since 1997              Vice President of EVM and BMR. Officer of 124
8/20/43                          Trust                                            registered investment companies managed by EVM or
                                                                                  BMR.

William R. Hackney, III   Vice President of the           Since 2001              Managing Partner and member of the Executive
4/12/48                       Portfolio                                           Committee of Atlanta Capital. Officer of 3
                                                                                  registered investment companies managed by EVM or
                                                                                  BMR.

Michael R. Mach           Vice President of the           Since 1999              Vice President of EVM and BMR. Previously,
7/15/47                         Trust                                             Managing Director and Senior Analyst for Robertson
                                                                                  Stephens (1998-1999). Officer of 28 registered
                                                                                  investment companies managed by EVM or BMR.

Robert B. MacIntosh       Vice President of the           Since 1998              Vice President of EVM and BMR. Officer of 124
1/22/57                         Trust                                             registered investment companies managed by EVM or
                                                                                  BMR.

Paul J. Marshall          Vice President of the           Since 2001              Vice President of Atlanta Capital. Portfolio
5/2/65                         Portfolio                                          manager for Bank of America Capital Management
                                                                                  (1995-2000). Officer of 2 registered investment
                                                                                  companies managed by EVM or BMR.

Charles B. Reed           Vice President of the           Since 2001              Vice President of Atlanta Capital. Officer of 2
10/9/65                        Portfolio                                          registered investment companies managed by EVM or
                                                                                  BMR.

Duncan W. Richardson      Vice President of the           Since 2001              Senior Vice President and Chief Equity Investment
10/26/57                        Trust                                             Officer of EVM and BMR. Officer of 44 registered
                                                                                  investment companies managed by EVM or BMR.

                               POSITION(S)                  TERM OF
                                WITH THE                  OFFICE AND
      NAME AND                  TRUST AND                  LENGTH OF                         PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH             THE PORTFOLIO                 SERVICE                          DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO
ARE NOT TRUSTEES
(CONTINUED)

Walter A. Row, III        Vice President of the              Since 2003           Director of Equity Research and a Vice President
7/20/57                         Trust                                             of EVM and BMR. Officer of 24 registered
                                                                                  investment companies managed by EVM or BMR.

Judith A. Saryan          Vice President of the              Since 2001           Vice President of EVM and BMR. Previously,
8/21/54                          Trust                                            Portfolio Manager and Equity Analyst for State
                                                                                  Street Global Advisers (1980-1999). Officer of 27
                                                                                  registered investment companies managed by EVM or
                                                                                  BMR.

Susan Schiff              Vice President of the              Since 2002           Vice President of EVM and BMR. Officer of 27
3/13/61                          Trust                                            registered investment companies managed by EVM or
                                                                                  BMR.

Alan R. Dynner                 Secretary           Secretary of the Trust since   Vice President, Secretary and Chief Legal Officer
10/10/40                                           1997; of the Portfolio since   of BMR, EVM, EVD, EV and EVC. Officer of 192
                                                               2001               registered investment companies managed by EVM or
                                                                                  BMR.

Michelle A. Green            Treasurer of the                Since 2002           Vice President of EVM and BMR. Chief Financial
8/25/69                         Portfolio                                         Officer of Belair Capital Fund LLC, Belcrest
                                                                                  Capital Fund LLC, Belmar Capital Fund LLC, Belport
                                                                                  Capital Fund LLC and Belrose Capital Fund LLC
                                                                                  (private investment companies sponsored by EVM).
                                                                                  Officer of 83 registered investment companies
                                                                                  managed by EVM or BMR.

James L. O'Connor         Treasurer of the Trust             Since 1989           Vice President of BMR, EVM and EVD. Officer of 114
4/1/45                                                                            registered investment companies managed by EVM or
                                                                                  BMR.

Paul M. O'Neil               Chief Compliance                Since 2004           Vice President of EVM and BMR. Officer of 192
7/11/53                          Officer                                          registered investment companies managed by EVM or
                                                                                  BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

            INVESTMENT ADVISER OF TAX-MANAGED MID-CAP CORE PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                SUB-ADVISER OF TAX-MANAGED MID-CAP CORE PORTFOLIO
                    ATLANTA CAPITAL MANAGEMENT COMPANY L.L.C.
                           1349 WEST PEACHTREE STREET
                                   SUITE 1600
                                ATLANTA, GA 30309

           ADMINISTRATOR OF EATON VANCE TAX-MANAGED MID-CAP CORE FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022

                    EATON VANCE TAX-MANAGED MID-CAP CORE FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

1301-12/04                                                              TMMCCSRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

            For more information about Eaton Vance's Privacy Policy,
                           please call 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2004 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF ARIEH COLL]
Arieh Coll
Portfolio Manager

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund's Class A shares had a total return of 3.82%. This return was the result of an increase in net asset value
   (NAV) per share to $10.06 on October 31, 2004, from $9.69 on October 31, 2003.(1)

- The Fund's Class B shares had a total return of 3.09% during the same period, the result of an increase in NAV per share to $9.68 from $9.39.(1)

- The Fund's Class C shares had a total return of 3.08% during the same period, the result of an increase in NAV per share to $9.70 from $9.41.(1)

- For comparison, the S&P 500 Index (the "S&P 500") - a broad-based, unmanaged market index commonly used to measure overall U.S. stock market performance - returned 9.42% for the 12-month period ended October 31, 2004.(2)

   SEE PAGES 3 AND 4 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

- While the Fund posted positive returns for the period, it underperformed its benchmark, the S&P 500.(2) On a longer-term basis, however, the Fund has outperformed the S&P 500, as illustrated in the chart on the following page.(2)

- The primary reason for the Fund's underperformance during the one-year period was the reduction in Portfolio holdings in technology stocks shortly before the period began. These stocks performed very well in November and December 2003 -- the first few months of the reporting period -- and the Portfolio's underweighting of the sector, relative to the S&P 500, detracted significantly.

- We reduced the Portfolio's holdings of technology stocks in October 2003 because we believed that, after a strong run in the first nine months of that year, the sector had become overvalued and would probably see a pullback. We were correct in forecasting this downturn, which, in fact, occurred in early 2004, but our timing was a few months early. Nevertheless, because we manage the Fund for long-term returns and strive to reduce risk where possible, we were pleased that our reasoning was eventually validated, as technology stocks significantly underperformed the overall market for the first three quarters of 2004. Another underperforming sector for the Portfolio was health care, which also detracted from the Fund's relative returns.

- On the positive side, we owned companies that manufacture "smart phone" devices, and these holdings strongly outperformed during the period. In addition, certain retail stocks made positive contributions.

- The U.S. economy has continued to show healthy growth, but risks remain, including large trade and federal budget deficits and a declining dollar, which could lead to higher long-term interest rates. However, guided by our tax-management investment strategies, we will continue to seek companies characterized by attractive long-term investment prospects that we believe can grow faster than the U.S. economy and stock market. We believe our discipline of buying shares of such companies when they are reasonably priced, relative to their fundamental value, can be a beneficial investment strategy over the long term.

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

   FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

     (1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED.
     (2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2004 PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*                                       CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                              3.82%     3.09%     3.08%
Life of Fund+                                         0.14%    -0.75%    -0.70%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                             -2.14%    -1.91%     2.08%
Life of Fund+                                        -1.22%    -1.22%    -0.70%

+  Inception Dates - Class A: 6/30/00; Class B: 7/10/00; Class C:7/10/00

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE(CDSC)FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE:5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
    ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT
                  MONTH END, PLEASE REFER TO www.eatonvance.com.

TEN LARGEST COMMON STOCK HOLDINGS++
By net assets

   NII Holdings, Inc., Class B           4.9%
   NVIDIA Corp.                          4.8
   Research in Motion. Ltd.              4.7
   WMS Industries, Inc.                  3.9
   Taro Pharmaceutical Industries Ltd.   3.6
   Gillette Co., (The)                   3.4
   Kanbay International, Inc.            3.2
   Citizens Communications Co.           2.5
   Yahoo!, Inc.                          2.3
   Sirva, Inc.                           2.3

   ++ Ten Largest Common Stock Holdings represented 35.6% of the Portfolio's net assets as of October 31, 2004. Holdings and sectors are subject to change due to active management.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TAX-MANAGED MULTI-CAP OPPORTUNITY FUND CLASS A VS. THE S&P 500 INDEX**
   June 31, 2000 - October 31, 2004

            TAX-MANAGED MULTI-CAP     TAX-MANAGED MULTI-CAP
           OPPORTUNITY FUND, CLASS A,   OPPORTUNITY FUND,     S&P 500
   DATE     INCLUDING SALES CHARGE         CLASS A             INDEX
----------------------------------------------------------------------
 6/30/2000         $ 10,000               $  9,425            $ 10,000
 7/31/2000         $ 10,650               $ 10,038            $  9,844
 8/31/2000         $ 11,820               $ 11,140            $ 10,455
 9/30/2000         $ 11,670               $ 10,999            $  9,903
10/31/2000         $ 11,340               $ 10,688            $  9,861
11/30/2000         $ 10,160               $  9,576            $  9,084
12/31/2000         $ 10,590               $  9,981            $  9,129
 1/31/2001         $ 11,260               $ 10,613            $  9,452
 2/28/2001         $  9,740               $  9,180            $  8,591
 3/31/2001         $  8,580               $  8,087            $  8,047
 4/30/2001         $  9,720               $  9,161            $  8,672
 5/31/2001         $  9,740               $  9,180            $  8,730
 6/30/2001         $ 10,120               $  9,538            $  8,518
 7/31/2001         $  9,790               $  9,227            $  8,434
 8/31/2001         $  9,330               $  8,794            $  7,906
 9/30/2001         $  7,790               $  7,342            $  7,268
10/31/2001         $  8,380               $  7,898            $  7,407
11/30/2001         $  9,070               $  8,549            $  7,975
12/31/2001         $  9,660               $  9,105            $  8,045
 1/31/2002         $  9,310               $  8,775            $  7,927
 2/28/2002         $  8,720               $  8,219            $  7,774
 3/31/2002         $  9,650               $  9,095            $  8,067
 4/30/2002         $  9,750               $  9,189            $  7,578
 5/31/2002         $  9,080               $  8,558            $  7,522
 6/30/2002         $  8,260               $  7,785            $  6,987
 7/31/2002         $  7,190               $  6,777            $  6,442
 8/31/2002         $  7,280               $  6,861            $  6,484
 9/30/2002         $  6,770               $  6,381            $  5,780
10/31/2002         $  7,250               $  6,833            $  6,289
11/30/2002         $  7,930               $  7,474            $  6,658
12/31/2002         $  7,220               $  6,805            $  6,267
 1/31/2003         $  6,990               $  6,588            $  6,104
 2/28/2003         $  6,760               $  6,371            $  6,012
 3/31/2003         $  7,020               $  6,616            $  6,070
 4/30/2003         $  7,590               $  7,154            $  6,570
 5/31/2003         $  8,470               $  7,983            $  6,916
 6/30/2003         $  8,850               $  8,341            $  7,004
 7/31/2003         $  9,320               $  8,784            $  7,127
 8/31/2003         $  9,670               $  9,114            $  7,266
 9/30/2003         $  9,370               $  8,831            $  7,189
10/31/2003         $  9,690               $  9,133            $  7,596
11/30/2003         $  9,790               $  9,227            $  7,663
12/31/2003         $  9,920               $  9,350            $  8,064
 1/31/2004         $ 10,130               $  9,548            $  8,212
 2/29/2004         $ 10,340               $  9,746            $  8,326
 3/31/2004         $ 10,270               $  9,680            $  8,201
 4/30/2004         $  9,820               $  9,255            $  8,072
 5/31/2004         $  9,820               $  9,255            $  8,183
 6/30/2004         $ 10,430               $  9,830            $  8,342
 7/31/2004         $  9,840               $  9,274            $  8,066
 8/31/2004         $  9,280               $  8,746            $  8,098
 9/30/2004         $  9,820               $  9,255            $  8,186
10/31/2004         $ 10,060               $  9,482            $  8,311

** SOURCE: THOMSON FINANCIAL. CLASS A INVESTMENT OPERATIONS COMMENCED 6/30/00.
   A $10,000 HYPOTHETICAL INVESTMENT AT NET ASSET VALUE IN CLASS B AND CLASS C SHARES ON 7/10/00 WOULD HAVE BEEN VALUED AT $9,680 AND $9,700, RESPECTIVELY, ON OCTOBER 31, 2004. THE INVESTMENT IN CLASS B SHARES WOULD HAVE BEEN VALUED AT $9,486 AFTER DEDUCTION OF THE APPLICABLE CDSC. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

   COMMON STOCK INVESTMENTS BY SECTOR++
   By net assets

   Information Technology                29.3%
   Industrials                           11.7%
   Consumer Discretionary                11.0%
   Telecommunication Services            10.0%
   Health Care                           10.0%
   Consumer Staples                       8.6%
   Financials                             9.5%
   Energy                                 4.1%
   Materials                              2.2%
   Utilities                              1.0%

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                          3.82%          0.14%
Return After Taxes on Distributions          3.82%          0.14%
Return After Taxes on Distributions          2.48%          0.12%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                         -2.14%         -1.22%
Return After Taxes on Distributions         -2.14%         -1.22%
Return After Taxes on Distributions         -1.39%         -1.03%
and Sale of Fund Shares

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                          3.08%         -0.70%
Return After Taxes on Distributions          3.08%         -0.70%
Return After Taxes on Distributions          2.00%         -0.60%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                          2.08%         -0.70%
Return After Taxes on Distributions          2.08%         -0.70%
Return After Taxes on Distributions          1.35%         -0.60%
and Sale of Fund Shares

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                          3.09%         -0.75%
Return After Taxes on Distributions          3.09%         -0.75%
Return After Taxes on Distributions          2.01%         -0.64%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                         -1.91%         -1.22%
Return After Taxes on Distributions         -1.91%         -1.22%
Return After Taxes on Distributions         -1.24%         -1.03%
and Sale of Fund Shares

Class A commenced operations on 6/30/00. Class B and Class C commenced operations on 7/10/00. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
    ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT
                  MONTH END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2004 FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

               EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND

                      BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING PERIOD*
                             (5/1/04)                (10/31/04)            (5/1/04 - 10/31/04)
   ------------------------------------------------------------------------------------------------
   Actual
   Class A                $    1,000.00            $    1,024.44                  $     7.43
   Class B                $    1,000.00            $    1,021.09                  $    11.23
   Class C                $    1,000.00            $    1,021.05                  $    11.23

   Hypothetical
   (5% return per year before expenses)
   Class A                $    1,000.00            $    1,017.80                  $     7.41
   Class B                $    1,000.00            $    1,014.00                  $    11.19
   Class C                $    1,000.00            $    1,014.00                  $    11.19

   * Expenses are equal to the Fund's annualized expense ratio of 1.46% for Class A shares, 2.21% for Class B shares, and 2.21% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed Multi-Cap Opportunity Portfolio, at value
   (identified cost, $53,442,512)                                                  $    62,946,515
Receivable for Fund shares sold                                                             26,988
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $    62,973,503
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                   $       157,906
Payable to affiliate for distribution and service fees                                      11,795
Payable to affiliate for Trustees' fees                                                        110
Accrued expenses                                                                            41,224
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $       211,035
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $    62,762,468
--------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $    60,212,023
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                                     (6,953,558)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                      9,504,003
--------------------------------------------------------------------------------------------------
TOTAL                                                                              $    62,762,468
--------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $    23,461,557
SHARES OUTSTANDING                                                                       2,331,034
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $         10.06
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $10.06)                                                $         10.67
--------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $    20,927,889
SHARES OUTSTANDING                                                                       2,161,801
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $          9.68
--------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                         $    18,373,022
SHARES OUTSTANDING                                                                       1,894,762
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $          9.70
--------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.


STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $1,236)                  $       408,987
Interest allocated from Portfolio                                                           30,738
Expenses allocated from Portfolio                                                         (493,799)
--------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                                 $       (54,074)
--------------------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                                 $        97,229
Trustees' fees and expenses                                                                  1,625
Distribution and service fees
   Class A                                                                                  58,825
   Class B                                                                                 230,680
   Class C                                                                                 182,217
Transfer and dividend disbursing agent fees                                                131,606
Registration fees                                                                           50,724
Legal and accounting services                                                               16,539
Custodian fee                                                                               14,405
Printing and postage                                                                        14,008
Miscellaneous                                                                                3,622
--------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $       801,480
--------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $      (855,554)
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                 $     2,744,425
   Securities sold short                                                                   (83,063)
   Foreign currency transactions                                                               399
--------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $     2,661,761
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                             $       804,413
   Securities sold short                                                                  (622,881)
--------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $       181,532
--------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $     2,843,293
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $     1,987,739
--------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                            YEAR ENDED            YEAR ENDED
IN NET ASSETS                                                  OCTOBER 31, 2004      OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                         $         (855,554)   $         (803,802)
   Net realized gain from investment
      transactions, securities sold short,
      and foreign currency transactions                                 2,661,761             6,518,446
   Net change in unrealized appreciation
      (depreciation) from investments,
      and securities sold short                                           181,532             6,171,651
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $        1,987,739    $       11,886,295
-------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                  $       12,212,157    $        6,898,991
      Class B                                                           9,372,568             9,430,403
      Class C                                                           5,772,811             5,595,324
      Class D                                                                  --               173,163
   Cost of shares redeemed
      Class A                                                          (9,746,606)           (5,439,685)
      Class B                                                          (9,698,744)           (4,828,923)
      Class C                                                          (3,791,111)           (4,570,294)
      Class D                                                                  --            (1,247,920)
   Net asset value of shares exchanged
      Class A                                                             239,982                    --
      Class B                                                            (239,982)                   --
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                          $        4,121,075    $        6,011,059
-------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                     $        6,108,814    $       17,897,354
-------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $       56,653,654    $       38,756,300
-------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $       62,762,468    $       56,653,654
-------------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                        CLASS A
                                                         ----------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                         ----------------------------------------------------------------------
                                                           2004(1)        2003(1)        2002(1)        2001(1)      2000(1)(2)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $    9.690     $    7.250     $    8.380     $   11.340     $   10.000
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                      $   (0.083)    $   (0.116)    $   (0.114)    $   (0.065)    $   (0.016)
Net realized and unrealized gain (loss)                       0.453          2.556         (1.016)        (2.895)         1.356
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $    0.370     $    2.440     $   (1.130)    $   (2.960)    $    1.340
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $   10.060     $    9.690     $    7.250     $    8.380     $   11.340
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                3.82%         33.66%        (13.48)%       (26.10)%        13.40%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                  $   23,462     $   19,884     $   14,289     $   10,637     $      674
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                             1.52%          1.66%          1.60%          1.40%          1.48%(5)
   Net expenses after custodian fee reduction(4)               1.52%          1.66%          1.60%          1.40%          1.40%(5)
   Net investment loss                                        (0.84)%        (1.42)%        (1.35)%        (0.69)%        (0.43)%(5)
Portfolio Turnover of the Portfolio                             239%           224%           225%           324%            90%
-------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund may reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                 1.53%                         1.67%          2.40%         12.00%(5)
   Expenses after custodian fee reduction(4)                   1.53%                         1.67%          2.40%         11.92%(5)
   Net investment loss                                        (0.85)%                       (1.42)%        (1.69)%       (10.96)%(5)
Net investment loss per share                            $   (0.086)                   $   (0.120)    $   (0.159)    $   (0.408)
-------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, June 30, 2000, to October 31, 2000.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.

                        See notes to financial statements

                                                                                        CLASS B
                                                         ----------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                         ----------------------------------------------------------------------
                                                           2004(1)        2003(1)        2002(1)        2001(1)      2000(1)(2)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $    9.390     $    7.080     $    8.260     $   11.260     $   10.000
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                      $   (0.153)    $   (0.173)    $   (0.175)    $   (0.131)    $   (0.027)
Net realized and unrealized gain (loss)                       0.443          2.483         (1.005)        (2.869)         1.287
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $    0.290     $    2.310     $   (1.180)    $   (3.000)    $    1.260
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $    9.680     $    9.390     $    7.080     $    8.260     $   11.260
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                3.09%         32.63%        (14.29)%       (26.64)%        12.60%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                  $   20,928     $   20,868     $   11,939     $    8,931     $      714
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                             2.27%          2.41%          2.35%          2.15%          2.23%(5)
   Net expenses after custodian fee reduction(4)               2.27%          2.41%          2.35%          2.15%          2.15%(5)
   Net investment loss                                        (1.60)%        (2.16)%        (2.10)%        (1.43)%        (0.78)%(5)
Portfolio Turnover of the Portfolio                             239%           224%           225%           324%            90%
-------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund may reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                 2.28%                         2.42%          3.15%         12.75%(5)
   Expenses after custodian fee reduction(4)                   2.28%                         2.42%          3.15%         12.67%(5)
   Net investment loss                                        (1.61)%                       (2.17)%        (2.43)%       (11.30)%(5)
Net investment loss per share                            $   (0.154)                   $   (0.181)    $   (0.223)    $   (0.391)
-------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, July 10, 2000, to October 31, 2000.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.

                        See notes to financial statements

                                                                                    CLASS C
                                                         --------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------------
                                                           2004(1)      2003(1)      2002(1)     2001(1)     2000(1)(2)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $    9.410   $    7.090   $    8.270   $   11.260   $   10.000
-----------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                      $   (0.151)  $   (0.172)  $   (0.175)  $   (0.133)  $   (0.025)
Net realized and unrealized gain (loss)                       0.441        2.492       (1.005)      (2.857)       1.285
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $    0.290   $    2.320   $   (1.180)  $   (2.990)  $    1.260
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $    9.700   $    9.410   $    7.090   $    8.270   $   11.260
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                3.08%       32.72%      (14.27)%     (26.55)%      12.60%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                  $   18,373   $   15,902   $   11,432   $    8,670   $      308
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                             2.27%        2.41%        2.35%        2.15%        2.23%(5)
   Net expenses after custodian fee reduction(4)               2.27%        2.41%        2.35%        2.15%        2.15%(5)
   Net investment loss                                        (1.57)%      (2.16)%      (2.10)%      (1.46)%      (0.72)%(5)
Portfolio Turnover of the Portfolio                             239%         224%         225%         324%          90%
-----------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund may reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                 2.28%                     2.42%        3.15%       12.75%(5)
   Expenses after custodian fee reduction(4)                   2.28%                     2.42%        3.15%       12.67%(5)
   Net investment loss                                        (1.58)%                   (2.17)%      (2.46)%     (11.24)%(5)
Net investment loss per share                            $   (0.152)               $   (0.181)  $   (0.224)  $   (0.390)
-----------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, July 10, 2000, to October 31, 2000.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                       See notes to financial statements

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed Multi-Cap Opportunity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see
   Note 6). Class B shares held for eight years will automatically convert to Class A shares. The Fund previously offered Class D shares. Such offering was discontinued during the year ended October 31, 2003. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (57.8%) at October 31, 2004. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $6,370,525 which will reduce taxable income arising from future net realized gains, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   E INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   F OTHER -- Investment transactions are accounted for on a trade-date basis.

   G USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   H EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December ) of all or substantially all of its net investment income and at least one distribution of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   During the year ended October 31, 2004, accumulated paid-in capital was decreased by $821,827, net investment loss was decreased by $855,554, and accumulated net realized loss was increased by $33,727 primarily due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Capital loss carryforwards            $    (6,370,525)
   Unrealized appreciation               $     8,920,970

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                      YEAR ENDED OCTOBER 31,
                                                   ---------------------------
   CLASS A                                            2004             2003
   ---------------------------------------------------------------------------
   Sales                                            1,237,539          793,231
   Redemptions                                       (982,291)        (712,441)
   Exchange from Class B shares                        24,431               --
   ---------------------------------------------------------------------------
   NET INCREASE                                       279,679           80,790
   ---------------------------------------------------------------------------

                                                      YEAR ENDED OCTOBER 31,
                                                   ---------------------------
   CLASS B                                            2004             2003
   ---------------------------------------------------------------------------
   Sales                                              968,737        1,133,178
   Redemptions                                     (1,003,357)        (598,170)
   Exchange to Class A shares                         (25,073)              --
   ---------------------------------------------------------------------------
   NET INCREASE (DECREASE)                            (59,693)         535,008
   ---------------------------------------------------------------------------

                                                      YEAR ENDED OCTOBER 31,
                                                   ---------------------------
   CLASS C                                            2004             2003
   ---------------------------------------------------------------------------
   Sales                                              602,389          684,332
   Redemptions                                       (397,404)        (606,805)
   ---------------------------------------------------------------------------
   NET INCREASE                                       204,985           77,527
   ---------------------------------------------------------------------------

                                                      YEAR ENDED OCTOBER 31,
                                                   ---------------------------
   CLASS D                                            2004            2003(1)
   ---------------------------------------------------------------------------
   Sales                                                   --           21,094
   Redemptions                                             --         (161,487)
   ---------------------------------------------------------------------------
   NET DECREASE                                            --         (140,393)
   ---------------------------------------------------------------------------

   (1) Offering of Class D shares was discontinued during the year ended October 31, 2003. (See Note 1)

4  TRANSACTIONS WITH AFFILIATES

   The administration fee is earned by Eaton Vance Management (EVM) (the Administrator) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2004, the administration fee amounted to $97,229. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and

   Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2004, EVM earned $12,337 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $24,902 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $173,010 and $136,663 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $847,000 and $947,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2004 amounted to $58,825, $57,670, and $45,554 for Class A, Class B and Class C, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC charges received on Class B and Class C redemptions when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $0, $60,000 and $4,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2004, aggregated $27,619,728 and $23,990,722, respectively.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF THE EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Opportunity Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2004 and 2003, and the financial highlights for each of the four years in the period ended October 31, 2004 and for the period from the start of business, June 30, 2000, to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Opportunity Fund at October 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO as of October 31, 2004

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.4%

SECURITY                                              SHARES     VALUE
------------------------------------------------------------------------------
AEROSPACE-EQUIPMENT -- 1.1%

Precision Castparts Corp.                              20,000    $   1,200,000
------------------------------------------------------------------------------
                                                                 $   1,200,000
------------------------------------------------------------------------------

BANKS -- 1.2%

Commerce Bancorp, Inc.                                 22,000    $   1,303,280
------------------------------------------------------------------------------
                                                                 $   1,303,280
------------------------------------------------------------------------------

BROADCASTING AND CABLE -- 1.3%

NTL, Inc.(1)                                           21,932    $   1,458,697
------------------------------------------------------------------------------
                                                                 $   1,458,697
------------------------------------------------------------------------------

BUILDING MATERIALS -- 1.1%

Eagle Materials, Inc.                                  17,500    $   1,209,425
------------------------------------------------------------------------------
                                                                 $   1,209,425
------------------------------------------------------------------------------

BUSINESS SERVICES -- 8.2%

Coinstar, Inc.(1)                                      70,000    $   1,808,100
Dun & Bradstreet Corp.(1)                              19,000        1,074,640
Intersections, Inc.(1)                                 73,984          991,016
MDC Partners, Inc., Class A(1)                         68,000          802,400
Sirva, Inc.(1)                                        104,100        2,498,400
Sotheby's Holdings, Inc., Class A(1)                   92,000        1,719,480
------------------------------------------------------------------------------
                                                                 $   8,894,036
------------------------------------------------------------------------------

COMPUTER SERVICES -- 5.4%

Cognizant Technology Solutions Corp.(1)                50,000    $   1,700,000
Kanbay International, Inc.(1)                         145,851        3,484,380
Ness Technologies, Inc.(1)                             49,281          651,495
------------------------------------------------------------------------------
                                                                 $   5,835,875
------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 2.4%

PalmSource, Inc.(1)                                    24,000    $     538,080
RADWARE Ltd.(1)                                        29,000          716,300
Salesforce.com, Inc.(1)                                 1,900           38,608
VERITAS Software Corp.(1)                              62,000        1,356,560
------------------------------------------------------------------------------
                                                                 $   2,649,548
------------------------------------------------------------------------------

COMPUTERS-INTEGRATED SYSTEMS -- 6.3%

PalmOne, Inc.(1)                                       59,588    $   1,726,264
Research in Motion Ltd.(1)                             58,200        5,133,240
------------------------------------------------------------------------------
                                                                 $   6,859,504
------------------------------------------------------------------------------

COMPUTERS AND BUSINESS EQUIPMENT -- 0.6%

Apple Computer, Inc.(1)                                12,000    $     630,360
------------------------------------------------------------------------------
                                                                 $     630,360
------------------------------------------------------------------------------

DISTRIBUTION SERVICES -- 0.7%

Central European Distribution Corp.(1)                 28,200    $     713,742
------------------------------------------------------------------------------
                                                                 $     713,742
------------------------------------------------------------------------------

DRUGS -- 0.9%

Flamel Technologies SA ADR(1)                          32,000    $     524,480
Ligand Pharmaceuticals, Inc., Class B(1)               45,000          401,175
------------------------------------------------------------------------------
                                                                 $     925,655
------------------------------------------------------------------------------

EDUCATION -- 3.0%

Educate, Inc.(1)                                       29,662    $     357,131
EVCI Career Colleges Holding Corp.(1)                  88,800          695,304
Laureate Education, Inc.(1)                            43,400        1,702,148
Learning Tree International, Inc.(1)                   40,000          551,200
------------------------------------------------------------------------------
                                                                 $   3,305,783
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.8%

NVIDIA Corp.(1)                                       358,000    $   5,180,260
------------------------------------------------------------------------------
                                                                 $   5,180,260
------------------------------------------------------------------------------

ENERGY SERVICES -- 1.1%

NRG Energy, Inc.(1)                                    41,861    $   1,161,224
------------------------------------------------------------------------------
                                                                 $   1,161,224
------------------------------------------------------------------------------

ENTERTAINMENT -- 3.9%

WMS Industries, Inc.(1)                               144,300    $   4,220,775
------------------------------------------------------------------------------
                                                                 $   4,220,775
------------------------------------------------------------------------------

FINANCIAL SERVICES -- 2.6%

Calamos Asset Management, Inc.(1)                      18,800    $     366,600
Capital One Financial Corp.                            14,000        1,032,640

                        See notes to financial statements

SECURITY                                              SHARES     VALUE
------------------------------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)
Providian Financial Corp.(1)                           66,000    $   1,026,300
Student Loan Corp., (The)                               3,100          454,150
------------------------------------------------------------------------------
                                                                 $   2,879,690
------------------------------------------------------------------------------

GAMING -- 1.6%

Mikohn Gaming Corp.(1)                                150,000    $   1,065,000
Shuffle Master, Inc.(1)                                16,000          673,440
------------------------------------------------------------------------------
                                                                 $   1,738,440
------------------------------------------------------------------------------

HEALTH CARE SERVICES -- 0.5%

American Healthways, Inc.(1)                           17,000    $     513,060
DaVita, Inc.(1)                                            75            2,222
United Surgical Partners International, Inc.(1)           100            3,501
------------------------------------------------------------------------------
                                                                 $     518,783
------------------------------------------------------------------------------

INSURANCE -- 4.6%

PMI Group, Inc., (The)                                 54,000    $   2,096,280
Progressive Corp.                                         100            9,355
Radian Group, Inc.                                     50,000        2,396,500
Triad Guaranty, Inc.(1)                                 9,800          534,198
------------------------------------------------------------------------------
                                                                 $   5,036,333
------------------------------------------------------------------------------

INTERNET SERVICES -- 7.8%

Ariba, Inc.(1)                                         82,829    $   1,271,425
Ask Jeeves, Inc.(1)                                    37,948          978,300
CheckFree Corp.(1)                                     38,600        1,196,600
Orbitz, Inc., Class A(1)                               25,000          683,500
PlanetOut, Inc.(1)                                    124,500        1,245,000
Shopping.com Ltd.(1)                                    4,300          115,971
Tom Online, Inc. ADR(1)                                42,000          503,160
Yahoo!, Inc.(1)                                        70,000        2,533,300
------------------------------------------------------------------------------
                                                                 $   8,527,256
------------------------------------------------------------------------------

MACHINERY -- 0.1%

Milacron, Inc.(1)                                      50,000    $     137,500
------------------------------------------------------------------------------
                                                                 $     137,500
------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 1.9%

Align Technology, Inc.(1)                              73,000    $     757,375
EPIX Pharmaceuticals, Inc.(1)                          60,000          937,800
I-Flow Corp.(1)                                        28,160          389,734
------------------------------------------------------------------------------
                                                                 $   2,084,909
------------------------------------------------------------------------------

MINING -- 1.1%

Bema Gold Corp.(1)                                    400,000    $   1,216,000
------------------------------------------------------------------------------
                                                                 $   1,216,000
------------------------------------------------------------------------------

OIL AND GAS-EQUIPMENT AND SERVICES -- 0.5%

Halliburton Co.                                        14,000    $     518,560
------------------------------------------------------------------------------
                                                                 $     518,560
------------------------------------------------------------------------------

OIL AND GAS-EXPLORATION AND PRODUCTION -- 3.6%

Harvest Natural Resources, Inc.(1)                    160,000    $   2,419,200
Plains Exploration and Production Co.(1)               56,000        1,400,000
Whiting Petroleum Corp.(1)                              5,000          148,400
------------------------------------------------------------------------------
                                                                 $   3,967,600
------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 4.1%

Estee Lauder Cos., Inc. (The), Class A                 19,000    $     816,050
Gillette Co. (The)                                     89,000        3,691,720
------------------------------------------------------------------------------
                                                                 $   4,507,770
------------------------------------------------------------------------------

PHARMACEUTICALS -- 6.8%

American Pharmaceutical Partners, Inc.(1)              82,179    $   2,294,438
Isolagen, Inc.(1)                                      97,400          663,294
Oscient Pharmaceuticals Corp.(1)                      110,000          372,900
Pharmion Corp.(1)                                       1,900           87,305
Taro Pharmaceutical Industries Ltd.(1)                149,000        3,958,930
------------------------------------------------------------------------------
                                                                 $   7,376,867
------------------------------------------------------------------------------

RETAIL-APPAREL -- 0.5%

JOS A Bank Clothiers, Inc.(1)                          16,000    $     507,840
------------------------------------------------------------------------------
                                                                 $     507,840
------------------------------------------------------------------------------

RETAIL-DISCOUNT -- 0.3%

Kmart Holding Corp.(1)                                  4,000    $     368,160
------------------------------------------------------------------------------
                                                                 $     368,160
------------------------------------------------------------------------------

RETAIL-FOOD AND DRUG -- 3.7%

CVS Corp.                                              55,000    $   2,390,300
Walgreen Co.                                           47,000        1,686,830
------------------------------------------------------------------------------
                                                                 $   4,077,130
------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                              SHARES     VALUE
------------------------------------------------------------------------------
RETAIL-SPECIALTY -- 2.0%

NBTY, Inc.(1)                                           1,000    $      27,540
Select Comfort Corp.(1)                                68,000        1,164,160
Tweeter Home Entertainment Group, Inc.(1)             170,000        1,018,300
------------------------------------------------------------------------------
                                                                 $   2,210,000
------------------------------------------------------------------------------

SEMICONDUCTORS -- 1.7%

Atheros Communications, Inc.(1)                       150,000    $   1,800,000
------------------------------------------------------------------------------
                                                                 $   1,800,000
------------------------------------------------------------------------------

TELECOMMUNICATIONS-EQUIPMENT -- 1.0%

ECI Telecom Ltd.(1)                                   165,000    $   1,140,150
------------------------------------------------------------------------------
                                                                 $   1,140,150
------------------------------------------------------------------------------

TELECOMMUNICATIONS-SERVICES -- 5.1%

America Movil de C.V. ADR                              36,000    $   1,584,000
Citizens Communications Co.                           201,000        2,693,400
Compania Anonima Nacional Telefonos de Venezuela
  ADR                                                  21,000          483,000
IDT Corp.(1)                                            1,000           13,130
Leap Wireless International, Inc.(1)                   13,756          277,183
Philippine Long Distance Telephone Co. ADR(1)          20,000          502,000
------------------------------------------------------------------------------
                                                                 $   5,552,713
------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS -- 4.9%

NII Holdings, Inc., Class B(1)                        120,000    $   5,312,400
------------------------------------------------------------------------------
                                                                 $   5,312,400
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $88,233,274)                                 $ 105,026,265
------------------------------------------------------------------------------

RIGHTS -- 0.0%

MACHINERY -- 0.0%

Milacron, Inc., Exercise price: $2, Expires:
  11/22/04(2)                                          22,600    $           0
------------------------------------------------------------------------------
                                                                 $           0
------------------------------------------------------------------------------

TOTAL RIGHTS
   (IDENTIFIED COST $0)                                          $           0
------------------------------------------------------------------------------

COMMERCIAL PAPER -- 4.5%

                                                PRINCIPAL
                                                AMOUNT
SECURITY                                        (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Cafco LLC, 1.89%, 11/23/04                      $       1,900    $   1,897,506
General Electric Capital Corp.,
1.83%, 11/1/04                                          3,062        3,061,533
------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
   (AT AMORTIZED COST, $4,959,039)                               $   4,959,039
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.0%
Investors Bank and Trust Company Time Deposit,
1.88%, 11/1/04                                          2,134    $   2,134,000
------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $2,134,000)                               $   2,134,000
------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 102.9%
   (IDENTIFIED COST $95,326,313)                                 $ 112,119,304
------------------------------------------------------------------------------

SECURITIES SOLD SHORT -- (2.3%)

SECURITY                                              SHARES     VALUE
------------------------------------------------------------------------------
Yahoo!, Inc.                                           70,000    $  (2,533,300)
------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT
   (PROCEEDS $1,144,289)                                         $  (2,533,300)
------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- (0.6)%                         $    (692,203)
------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                             $ 108,893,801
------------------------------------------------------------------------------

ADR - American Depositary Receipt
(1) Non-income producing security.
(2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                        See notes to financial statements

TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $95,326,313)           $      112,119,304
Cash                                                                          980
Deposit with brokers for securities sold short                          1,144,289
Receivable for investments sold                                         5,544,981
Interest and dividends receivable                                          14,238
---------------------------------------------------------------------------------
TOTAL ASSETS                                                   $      118,823,792
---------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                              $        7,358,929
Payable for securities sold short, at value (proceeds
received of $1,144,289)                                                 2,533,300
Payable to affiliate for Trustees' fees                                       599
Accrued expenses                                                           37,163
---------------------------------------------------------------------------------
TOTAL LIABILITIES                                              $        9,929,991
---------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO      $      108,893,801
---------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals        $       93,489,821
Net unrealized appreciation (computed on the basis of
  identified cost)                                                     15,403,980
---------------------------------------------------------------------------------
TOTAL                                                          $      108,893,801
---------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $1,932)                       $          675,505
Interest                                                                   49,700
---------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        $          725,205
---------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                         $          678,379
Trustees' fees and expenses                                                 7,400
Custodian fee                                                              80,057
Legal and accounting services                                              29,435
Miscellaneous                                                               3,849
---------------------------------------------------------------------------------
TOTAL EXPENSES                                                 $          799,120
---------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                  $               10
   Reduction of investment adviser fee                                      4,355
---------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                       $            4,365
---------------------------------------------------------------------------------

NET EXPENSES                                                   $          794,755
---------------------------------------------------------------------------------

NET INVESTMENT LOSS                                            $          (69,550)
---------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)             $        3,179,692
   Securities sold short                                                 (130,535)
   Foreign currency transactions                                              665
---------------------------------------------------------------------------------
NET REALIZED GAIN                                              $        3,049,822
---------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                         $        2,644,970
   Securities sold short                                               (1,003,800)
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           $        1,641,170
---------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                               $        4,690,992
---------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $        4,621,442
---------------------------------------------------------------------------------

                       See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                            YEAR ENDED            YEAR ENDED
IN NET ASSETS                                                  OCTOBER 31, 2004      OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                         $          (69,550)   $         (334,355)
   Net realized gain from investment
      transactions, securities sold short,
      and foreign currency transactions                                 3,049,822             8,862,909
   Net change in unrealized appreciation
      (depreciation) from investments,
      and securities sold short                                         1,641,170             9,941,864
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $        4,621,442    $       18,470,418
-------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                               $       41,277,097    $       37,008,735
   Withdrawals                                                        (23,993,091)          (17,386,798)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                        $       17,284,006    $       19,621,937
-------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                     $       21,905,448    $       38,092,355
-------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $       86,988,353    $       48,895,998
-------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $      108,893,801    $       86,988,353

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                               YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------------
                                                            2004         2003         2002         2001        2000(1)
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Net expenses                                                0.76%        0.79%        0.82%        1.09%        1.36%(2)
   Net expenses after custodian fee reduction                  0.76%        0.79%        0.82%        1.09%        1.28%(2)
   Net investment loss                                        (0.06)%      (0.54)%      (0.58)%      (0.36)%      (0.21)%(2)
Portfolio Turnover                                              239%         224%         225%         324%          90%
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                4.60%       34.80%      (12.80)%         --           --
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                  $  108,894   $   86,988   $   48,896   $   34,392   $    4,012
-----------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses                                                    0.77%
   Expenses after custodian fee reduction                      0.77%
   Net investment loss                                        (0.07)%
-------------------------------------------------------------------

(1) For the period from the commencement of investment operations, June 29, 2000, to October 31, 2000.
(2) Annualized.
(3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       See notes to financial statements

TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve long-term, after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2004, the Eaton Vance Tax-Managed Multi-Cap Opportunity Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 57.8% and 42.1% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D FINANCIAL FUTURES CONTRACT -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E PUT OPTIONS -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   F EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

   G SECURITIES SOLD SHORT -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box) in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make the delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked to market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

   H FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   J OTHER -- Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are computed based on the specific identification of securities sold.

   K USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to

   0.65% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the advisory fee amounted to $678,379. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio security transactions that is consideration for third-party research services. For the period from May 1, 2004 to October 31, 2004, BMR waived $4,355 of its advisory fee. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $260,128,701 and $237,539,264, respectively, for the year ended October 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004 as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                          $   96,358,370
   ------------------------------------------------------
   Gross unrealized appreciation           $   18,252,193
   Gross unrealized depreciation               (2,491,259)
   ------------------------------------------------------
   NET UNREALIZED APPRECIATION             $   15,760,934
   ------------------------------------------------------

5  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

6  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2004 there were no outstanding obligations under these financial instruments.

TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2004 and 2003, and the supplementary data for each of the four years in the period ended October 31, 2004, and for the period from the start of business June 29, 2000 to October 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Opportunity Portfolio at October 31, 2004, and the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and wholly-owned subsidiary of EVM.

                      POSITION(S)
                       WITH THE         TERM OF                                       NUMBER OF PORTFOLIOS
                       TRUST AND       OFFICE AND                                       IN FUND COMPLEX
     NAME AND            THE           LENGTH OF           PRINCIPAL OCCUPATION(S)        OVERSEEN BY
  DATE OF BIRTH        PORTFOLIO         SERVICE           DURING PAST FIVE YEARS          TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes         Trustee    Trustee of the Trust  Chairman, President and              192               Director of EVC
11/9/41                             since 1991; of the   Chief Executive Officer of
                                   Portfolio since 2000  BMR, EVC, EVM and EV;
                                                         Director of EV; Vice
                                                         President and Director of
                                                         EVD. Trustee and/or officer
                                                         of 192 registered
                                                         investment companies in the
                                                         Eaton Vance Fund Complex.
                                                         Mr. Hawkes is an interested
                                                         person because of his
                                                         positions with BMR, EVM,
                                                         EVC and EV, which are
                                                         affiliates of the Trust and
                                                         the Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III    Trustee    Trustee of the Trust  Jacob H. Schiff Professor            192            Director of Tiffany &
2/23/35                             since 1986; of the   of investment Banking                               Co. specialty retailer)
                                   Portfolio since 2000  Emeritus, Harvard                                      and Telect, Inc.
                                                         University Graduate School                           (telecommunication
                                                         of Business Administration.                           services company)

William H. Park         Trustee         Since 2003       President and Chief                  192                     None
9/19/47                                                  Executive Officer, Prizm
                                                         Capital Management, LLC
                                                         (investment management
                                                         firm) (since 2002).
                                                         Executive Vice President
                                                         and Chief Financial
                                                         Officer, United Asset
                                                         Management Corporation (a
                                                         holding company owning
                                                         institutional investment
                                                         management firms)
                                                         (1982-2001).

Ronald A. Pearlman      Trustee         Since 2003       Professor of Law,                    192                     None
7/10/40                                                  Georgetown University Law
                                                         Center (since 1999). Tax
                                                         Partner Covington &
                                                         Burling, Washington, DC
                                                         (1991-2000).

Norton H. Reamer        Trustee    Trustee of the Trust  President, Chief Executive           192                     None
9/21/35                            since 1986; of the    Officer and a Director of
                                   Portfolio since 2000  Asset Management Finance
                                                         Corp. (a specialty finance
                                                         company serving the
                                                         investment management
                                                         industry) (since October
                                                         2003). President, Unicorn
                                                         Corporation (an investment
                                                         and financial advisory
                                                         services company) (since
                                                         September 2000). Formerly,
                                                         Chairman, Hellman, Jordan
                                                         Management Co., Inc. (an
                                                         investment management
                                                         company) (2000-2003).
                                                         Formerly, Advisory Director
                                                         of Berkshire Capital
                                                         Corporation (investment
                                                         banking firm) (2002-2003).
                                                         Formerly Chairman of the
                                                         Board, United Asset
                                                         Management Corporation (a
                                                         holding company owning
                                                         institutional investment
                                                         management firms) and
                                                         Chairman, President and
                                                         Director, UAM Funds (mutual
                                                         funds) (1980-2000).

Lynn A. Stout           Trustee    Trustee of the Trust  Professor of Law,                    192                     None
9/14/57                             since 1998; of the   University of California at
                                   Portfolio since 2000  Los Angeles School of Law
                                                         (since July 2001).
                                                         Formerly, Professor of Law,
                                                         Georgetown University Law
                                                         Center.

                               POSITION(S)               TERM OF
                                WITH THE                OFFICE AND
      NAME AND                 TRUST AND                 LENGTH OF                   PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH              THE PORTFOLIO               SERVICE                    DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Thomas E. Faust Jr.       President of the Trust         Since 2002      Executive Vice President of EVM, BMR, EVC and EV;
5/31/58                                                                  Chief Investment Officer of EVM and BMR and
                                                                         Director of EVC. Chief Executive Officer of Belair
                                                                         Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                         Belmar Capital Fund LLC, Belport Capital Fund LLC,
                                                                         and Belrose Capital Fund LLC (private investment
                                                                         companies sponsored by EVM). Officer of
                                                                         55 registered investment companies managed by EVM
                                                                         or BMR.

William H. Ahern, Jr.  Vice President of the Trust       Since 1995      Vice President of EVM and BMR. Officer of 78
7/28/59                                                                  registered investment companies managed by EVM or
                                                                         BMR.

Arieh Coll                Vice President of the          Since 2000      Vice President of EVM and BMR. Officer of 7
11/9/63                         Portfolio                                registered investment companies managed by EVM
                                                                         or BMR.

Thomas J. Fetter       Vice President of the Trust       Since 1997      Vice President of EVM and BMR. Officer of 124
8/20/43                                                                  registered investment companies managed by EVM
                                                                         or BMR.

Michael R. Mach        Vice President of the Trust       Since 1999      Vice President of EVM and BMR. Previously,
7/15/47                                                                  Managing Director and Senior Analyst for Robertson
                                                                         Stephens (1998-1999). Officer of 28 registered
                                                                         investment companies managed by EVM or BMR.

Robert B. MacIntosh    Vice President of the Trust       Since 1998      Vice President of EVM and BMR. Officer of 124
1/22/57                                                                  registered investment companies managed by EVM or
                                                                         BMR.

Duncan W. Richardson       Vice President of the     Vice President of   Senior Vice President and Chief Equity Investment
10/26/57                  Trust; President of the      the Trust since   Officer of EVM and BMR. Officer of 44 registered
                                Portfolio              2001; President   investment companies managed by EVM or BMR.
                                                      of the Portfolio
                                                         since 2002

Walter A. Row, III     Vice President of the Trust       Since 2001      Director of Equity Research and a Vice President
7/20/57                                                                  of EVM and BMR. Officer of 24 registered investment
                                                                         companies managed by EVM or BMR.

Judith A. Saryan       Vice President of the Trust       Since 2003      Vice President of EVM and BMR. Previously,
8/21/54                                                                  Portfolio Manager and Equity Analyst for State
                                                                         Street Global Advisers (1980-1999). Officer of 27
                                                                         registered investment companies managed by EVM or
                                                                         BMR.

Susan Schiff           Vice President of the Trust       Since 2002      Vice President of EVM and BMR. Officer of 27
3/13/61                                                                  registered investment companies managed by EVM
                                                                         or BMR.

Alan R. Dynner                  Secretary             Secretary of the   Vice President, Secretary and Chief Legal Officer
10/10/40                                             Trust since 1997;   of BMR, EVM, EVD, EV and EVC. Officer of
                                                      of the Portfolio   192 registered investment companies managed by EVM
                                                         since 2000      or BMR.

Kristin S. Anagnost     Treasurer of the Portfolio      Since 2002(2)    Assistant Vice President of EVM and BMR. Officer
6/12/65                                                                  of 106 registered investment companies managed by
                                                                         EVM or BMR.

James L. O' Connor        Treasurer of the Trust         Since 1989      Vice President of BMR, EVM and EVD. Officer of
4/1/45                                                                   114 registered investment companies managed by EVM
                                                                         or BMR.

Paul M. O' Neil          Chief Compliance Officer        Since 2004      Vice President of EVM and BMR. Officer of
7/11/53                                                                  192 registered investment companies managed by EVM
                                                                         or BMR.

(1) Includes both master and feeder funds in a master-feeder structure
(2) Prior to 2002, Ms. Anagnost served as Assistant Treasurer of the Portfolio since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

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        INVESTMENT ADVISER OF TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

       ADMINISTRATOR OF EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022


               EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

824-12/04                                                               TMCAPSRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

- We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

            For more information about Eaton Vance's Privacy Policy,
                           please call 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 as of October 31, 2004 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF TONI SHIMURA]
Toni Shimura
Portfolio Manager

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund's Class A shares had a total return of -1.79%. This return was the result of a decrease in net asset value (NAV) per share to $7.67 on October 31, 2004, from $7.81 on October 31, 2003.(1)

- The Fund's Class B shares had a total return of -2.61% during the same period, the result of a decrease in NAV per share to $7.46 from $7.66.(1)

- The Fund's Class C shares had a total return of -2.61% during the same period, the result of a decrease in NAV per share to $7.46 from $7.66.(1)

- For comparison, the Russell 2000 Growth Index - an unmanaged index of small-cap growth stocks - had a total return of 5.53%, while the S&P SmallCap 600 Index - a widely recognized, unmanaged index of both growth and value small-capitalization stocks - had a total return of 16.78% during the year ended October 31, 2004.(2)

     SEE PAGES 3 AND 4 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

- The stock market posted solid gains during the year ended October 31, 2004, as surprisingly strong corporate earnings growth propelled stocks higher. Generally, value stocks outperformed growth stocks during the period, and small-to-mid-capitalization stocks led large-cap issues.

- Nine of the 10 economic sectors constituting the indexes posted gains over the past year. The smallest gain was recorded by the health care sector, while the technology sector posted a negative return for the period. The technology and health care sectors are generally considered by investors to have favorable long-term growth prospects, given the strong, internationally competitive position of many U.S. companies. However, during the one-year period, these two sectors were the weakest performers.

- In health care, the Tax-Managed Small-Cap Growth Portfolio's (the Portfolio) holdings in biotechnology, generic drugs, and medical devices during the year were a drag on performance, as diminished earnings expectations and slowdowns in new products drove stock prices down.

- In the technology sector, investor fears about excessive inventories, competitive pricing pressures and the outlook for technology spending by business brought stock prices lower. Not surprisingly, several of the Portfolio's technology holdings experienced price declines related to disappointing earnings growth. This was the biggest contributor to the Fund's underperformance during the one-year period.

- Over the past year, the Portfolio has generally maintained its exposure to the more cyclical or economically sensitive areas of the economy that are benefiting from market share gains due to a falling U.S. dollar.

- The U.S. economy has continued to show healthy growth, but risks remain, including large trade and federal budget deficits and a declining dollar, which some economists believe could lead to higher long-term interest rates. Nevertheless, we believe that our emphasis on thorough research in the stock selection process and the Portfolio's diversification across a wide range of sectors and holdings should be beneficial in the coming year.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED.

(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 as of October 31, 2004 PERFORMANCE

The line graphs and table set forth below provide information about the Fund's performance. The line graphs compare the performance of each class of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks, and the Russell 2000 Growth Index, an unmanaged market index of small-cap growth stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, Class C, the S&P SmallCap 600, and the Russell 2000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*                    CLASS A    CLASS B    CLASS C
---------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                          -1.79%     -2.61%     -2.61%
Life of Fund+                     -6.97      -7.67      -7.67

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                          -7.48%     -7.48%     -3.58%
Life of Fund+                     -8.46      -8.44      -7.67

+ Inception Dates - Class A, Class B, and Class C: 3/2/01

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

[CHART]

COMMON STOCK INVESTMENTS BY SECTOR++

By net assets

Information Technology                      28.1%
Consumer Discretionary                      14.5%
Health Care                                 14.1%
Energy                                      10.5%
Industrials                                  9.8%
Financials                                   7.0%
Telecommunication Services                   6.6%
Materials                                    5.8%
Consumer Staples                             0.6%

++ As of October 31, 2004. Holdings subject to change due to active management.


[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 CLASS A VS. THE S&P SMALLCAP 600 INDEX AND THE RUSSELL 2000 GROWTH INDEX** March 31, 2001 -- October 31, 2004

                            EATON VANCE
                            TAX-MANAGED
             EATON VANCE     SMALL-CAP
             TAX-MANAGED       GROWTH
              SMALL-CAP      FUND 1.2,
                GROWTH        CLASS A,    S&P SMALLCAP      RUSSEL 2000
              FUND 1.2,    INCLUDING          600             GROWTH
   DATE        CLASS A     SALES CHARGE      INDEX            INDEX
-----------------------------------------------------------------------
 3/31/2001   $    10,000   $      9,425   $     10,000    $      10,000
 4/30/2001   $    11,503   $     10,839   $     10,762    $      11,224
 5/31/2001   $    11,642   $     10,970   $     10,968    $      11,484
 6/30/2001   $    11,734   $     11,057   $     11,370    $      11,812
 7/31/2001   $    10,925   $     10,294   $     11,180    $      10,804
 8/31/2001   $    10,139   $      9,553   $     10,925    $      10,129
 9/30/2001   $     8,358   $      7,876   $      9,448    $       8,494
10/31/2001   $     9,260   $      8,725   $      9,952    $       9,311
11/30/2001   $    10,023   $      9,444   $     10,680    $      10,089
12/31/2001   $    10,474   $      9,869   $     11,403    $      10,717
 1/31/2002   $    10,023   $      9,444   $     11,502    $      10,336
 2/28/2002   $     9,329   $      8,791   $     11,304    $       9,667
 3/31/2002   $    10,000   $      9,423   $     12,197    $      10,507
 4/30/2002   $     9,526   $      8,976   $     12,542    $      10,280
 5/31/2002   $     9,098   $      8,573   $     12,023    $       9,679
 6/30/2002   $     8,370   $      7,887   $     11,401    $       8,858
 7/31/2002   $     7,260   $      6,841   $      9,791    $       7,496
 8/31/2002   $     7,387   $      6,961   $      9,884    $       7,493
 9/30/2002   $     6,936   $      6,536   $      9,279    $       6,952
10/31/2002   $     7,168   $      6,754   $      9,576    $       7,304
11/30/2002   $     7,653   $      7,211   $     10,075    $       8,027
12/31/2002   $     7,179   $      6,765   $      9,735    $       7,473
 1/31/2003   $     7,098   $      6,688   $      9,400    $       7,270
 2/28/2003   $     6,879   $      6,481   $      9,099    $       7,076
 3/31/2003   $     6,925   $      6,525   $      9,171    $       7,183
 4/30/2003   $     7,387   $      6,961   $      9,915    $       7,862
 5/31/2003   $     7,931   $      7,473   $     10,715    $       8,748
 6/30/2003   $     7,942   $      7,484   $     10,993    $       8,917
 7/31/2003   $     8,370   $      7,887   $     11,565    $       9,591
 8/31/2003   $     8,798   $      8,290   $     12,127    $      10,107
 9/30/2003   $     8,335   $      7,854   $     11,771    $       9,851
10/31/2003   $     9,029   $      8,508   $     12,791    $      10,702
11/30/2003   $     9,387   $      8,845   $     13,275    $      11,051
12/31/2003   $     9,306   $      8,769   $     13,511    $      11,101
 1/31/2004   $     9,306   $      8,769   $     13,899    $      11,683
 2/29/2004   $     9,260   $      8,725   $     14,167    $      11,666
 3/31/2004   $     9,214   $      8,682   $     14,351    $      11,721
 4/30/2004   $     8,798   $      8,290   $     13,875    $      11,132
 5/31/2004   $     8,867   $      8,355   $     14,088    $      11,354
 6/30/2004   $     9,098   $      8,573   $     14,868    $      11,732
 7/31/2004   $     8,451   $      7,963   $     14,053    $      10,678
 8/31/2004   $     8,116   $      7,647   $     13,929    $      10,449
 9/30/2004   $     8,682   $      8,181   $     14,664    $      11,027
10/31/2004   $     8,867   $      8,355   $     14,937    $      11,295

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 CLASS B VS. THE S&P SMALLCAP 600 INDEX AND THE RUSSELL 2000 GROWTH INDEX** March 31, 2001 -- October 31, 2004

             EATON VANCE
             TAX-MANAGED
              SMALL-CAP
                GROWTH     S&P SMALLCAP      RUSSEL 2000
              FUND 1.2,        600             GROWTH
   DATE        CLASS B        INDEX            INDEX
--------------------------------------------------------
 3/31/2001   $    10,000   $     10,000    $      10,000
 4/30/2001   $    11,541   $     10,762    $      11,224
 5/31/2001   $    11,669   $     10,968    $      11,484
 6/30/2001   $    11,750   $     11,370    $      11,812
 7/31/2001   $    10,927   $     11,180    $      10,804
 8/31/2001   $    10,127   $     10,925    $      10,129
 9/30/2001   $     8,355   $      9,448    $       8,494
10/31/2001   $     9,235   $      9,952    $       9,311
11/30/2001   $    10,000   $     10,680    $      10,089
12/31/2001   $    10,452   $     11,403    $      10,717
 1/31/2002   $     9,988   $     11,502    $      10,336
 2/28/2002   $     9,305   $     11,304    $       9,667
 3/31/2002   $     9,954   $     12,197    $      10,507
 4/30/2002   $     9,467   $     12,542    $      10,280
 5/31/2002   $     9,050   $     12,023    $       9,679
 6/30/2002   $     8,308   $     11,401    $       8,858
 7/31/2002   $     7,196   $      9,791    $       7,496
 8/31/2002   $     7,323   $      9,884    $       7,493
 9/30/2002   $     6,871   $      9,279    $       6,952
10/31/2002   $     7,092   $      9,576    $       7,304
11/30/2002   $     7,578   $     10,075    $       8,027
12/31/2002   $     7,092   $      9,735    $       7,473
 1/31/2003   $     7,010   $      9,400    $       7,270
 2/28/2003   $     6,790   $      9,099    $       7,076
 3/31/2003   $     6,825   $      9,171    $       7,183
 4/30/2003   $     7,289   $      9,915    $       7,862
 5/31/2003   $     7,810   $     10,715    $       8,748
 6/30/2003   $     7,822   $     10,993    $       8,917
 7/31/2003   $     8,239   $     11,565    $       9,591
 8/31/2003   $     8,656   $     12,127    $      10,107
 9/30/2003   $     8,192   $     11,771    $       9,851
10/31/2003   $     8,876   $     12,791    $      10,702
11/30/2003   $     9,224   $     13,275    $      11,051
12/31/2003   $     9,143   $     13,511    $      11,101
 1/31/2004   $     9,131   $     13,899    $      11,683
 2/29/2004   $     9,085   $     14,167    $      11,666
 3/31/2004   $     9,027   $     14,351    $      11,721
 4/30/2004   $     8,610   $     13,875    $      11,132
 5/31/2004   $     8,679   $     14,088    $      11,354
 6/30/2004   $     8,899   $     14,868    $      11,732
 7/31/2004   $     8,262   $     14,053    $      10,678
 8/31/2004   $     7,926   $     13,929    $      10,449
 9/30/2004   $     8,482   $     14,664    $      11,027
10/31/2004   $     8,644   $     14,937    $      11,295
             Less 3%
10/31/2004   $     8,385

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 CLASS C VS. THE S&P SMALLCAP 600 INDEX AND THE RUSSELL 2000 GROWTH INDEX** March 31, 2001 -- October 31, 2004

             EATON VANCE
             TAX-MANAGED
              SMALL-CAP
                GROWTH     S&P SMALLCAP      RUSSEL 2000
              FUND 1.2,        600             GROWTH
   DATE        CLASS C        INDEX            INDEX
--------------------------------------------------------
 3/31/2001   $    10,000   $     10,000    $      10,000
 4/30/2001   $    11,555   $     10,762    $      11,224
 5/31/2001   $    11,682   $     10,968    $      11,484
 6/30/2001   $    11,763   $     11,370    $      11,812
 7/31/2001   $    10,940   $     11,180    $      10,804
 8/31/2001   $    10,139   $     10,925    $      10,129
 9/30/2001   $     8,364   $      9,448    $       8,494
10/31/2001   $     9,258   $      9,952    $       9,311
11/30/2001   $    10,012   $     10,680    $      10,089
12/31/2001   $    10,464   $     11,403    $      10,717
 1/31/2002   $    10,000   $     11,502    $      10,336
 2/28/2002   $     9,316   $     11,304    $       9,667
 3/31/2002   $     9,977   $     12,197    $      10,507
 4/30/2002   $     9,490   $     12,542    $      10,280
 5/31/2002   $     9,060   $     12,023    $       9,679
 6/30/2002   $     8,329   $     11,401    $       8,858
 7/31/2002   $     7,204   $      9,791    $       7,496
 8/31/2002   $     7,332   $      9,884    $       7,493
 9/30/2002   $     6,879   $      9,279    $       6,952
10/31/2002   $     7,100   $      9,576    $       7,304
11/30/2002   $     7,587   $     10,075    $       8,027
12/31/2002   $     7,100   $      9,735    $       7,473
 1/31/2003   $     7,019   $      9,400    $       7,270
 2/28/2003   $     6,798   $      9,099    $       7,076
 3/31/2003   $     6,833   $      9,171    $       7,183
 4/30/2003   $     7,297   $      9,915    $       7,862
 5/31/2003   $     7,819   $     10,715    $       8,748
 6/30/2003   $     7,831   $     10,993    $       8,917
 7/31/2003   $     8,248   $     11,565    $       9,591
 8/31/2003   $     8,666   $     12,127    $      10,107
 9/30/2003   $     8,202   $     11,771    $       9,851
10/31/2003   $     8,886   $     12,791    $      10,702
11/30/2003   $     9,223   $     13,275    $      11,051
12/31/2003   $     9,153   $     13,511    $      11,101
 1/31/2004   $     9,142   $     13,899    $      11,683
 2/29/2004   $     9,095   $     14,167    $      11,666
 3/31/2004   $     9,037   $     14,351    $      11,721
 4/30/2004   $     8,619   $     13,875    $      11,132
 5/31/2004   $     8,689   $     14,088    $      11,354
 6/30/2004   $     8,910   $     14,868    $      11,732
 7/31/2004   $     8,271   $     14,053    $      10,678
 8/31/2004   $     7,935   $     13,929    $      10,449
 9/30/2004   $     8,480   $     14,664    $      11,027
10/31/2004   $     8,654   $     14,937    $      11,295

** SOURCE: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 3/2/01. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 as of October 31, 2004

PERFORMANCE

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          -1.79%          -6.97%
Return After Taxes on Distributions          -1.79%          -6.97%
Return After Taxes on Distributions
 and Sale of Fund Shares                     -1.17%          -5.84%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          -7.48%          -8.46%
Return After Taxes on Distributions          -7.48%          -8.46%
Return After Taxes on Distributions
 and Sale of Fund Shares                     -4.86%          -7.06%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          -2.61%          -7.67%
Return After Taxes on Distributions          -2.61%          -7.67%
Return After Taxes on Distributions
 and Sale of Fund Shares                     -1.70%          -6.41%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          -3.58%          -7.67%
Return After Taxes on Distributions          -3.58%          -7.67%
Return After Taxes on Distributions
 and Sale of Fund Shares                     -2.33%          -6.41%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          -2.61%            -7.67%
Return After Taxes on Distributions          -2.61%            -7.67%
Return After Taxes on Distributions
 and Sale of Fund Shares                     -1.70%            -6.41%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          -7.48%          -8.44%
Return After Taxes on Distributions          -7.48%          -8.44%
Return After Taxes on Distributions
 and Sale of Fund Shares                     -4.86%          -7.04%

Class A, Class B, and Class C commenced operations on 3/2/01. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 as of October 31, 2004 FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2

                                      BEGINNING ACCOUNT VALUE      ENDING ACCOUNT VALUE      EXPENSES PAID DURING PERIOD*
                                              (5/1/04)                  (10/31/04)               (5/1/04 - 10/31/04)
-------------------------------------------------------------------------------------------------------------------------
Actual
Class A                                      $ 1,000.00                 $ 1,007.88                    $  8.33
Class B                                      $ 1,000.00                 $ 1,004.04                    $ 12.04
Class C                                      $ 1,000.00                 $ 1,004.04                    $ 12.09

Hypothetical
(5% return per year before expenses)
Class A                                      $ 1,000.00                 $ 1,016.80                    $  8.36
Class B                                      $ 1,000.00                 $ 1,013.10                    $ 12.09
Class C                                      $ 1,000.00                 $ 1,013.10                    $ 12.14

* Expenses are equal to the Fund's annualized expense ratio of 1.65% for Class A shares, 2.39% for Class B shares, and 2.40% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed Small-Cap Growth Portfolio, at value
   (identified cost, $29,441,825)                                                  $     35,248,465
Receivable for Fund shares sold                                                               3,206
Receivable from affiliate                                                                     6,480
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $     35,258,151
---------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                   $         47,207
Payable to affiliate for distribution and service fees                                        6,654
Payable to affiliate for Trustees' fees                                                          11
Accrued expenses                                                                             50,059
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $        103,931
---------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $     35,154,220
---------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $     42,175,321
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                                     (12,714,288)
Accumulated net investment loss                                                            (113,453)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                       5,806,640
---------------------------------------------------------------------------------------------------
TOTAL                                                                              $     35,154,220
---------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $     12,544,703
SHARES OUTSTANDING                                                                        1,636,384
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $           7.67
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $7.67)                                                 $           8.14
---------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $     11,480,021
SHARES OUTSTANDING                                                                        1,538,111
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $           7.46
---------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                         $     11,129,496
SHARES OUTSTANDING                                                                        1,492,204
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $           7.46
---------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $1,484)                  $         82,208
Interest allocated from Portfolio                                                            18,201
Expenses allocated from Portfolio                                                          (297,973)
---------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                                 $       (197,564)
---------------------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                                 $         59,476
Trustees' fees and expenses                                                                     149
Distribution and service fees
   Class A                                                                                   36,657
   Class B                                                                                  124,616
   Class C                                                                                  125,261
Transfer and dividend disbursing agent fees                                                  91,176
Registration fees                                                                            53,737
Custodian fee                                                                                24,472
Legal and accounting services                                                                16,288
Printing and postage                                                                         13,788
Miscellaneous                                                                                 4,074
---------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $        549,694
---------------------------------------------------------------------------------------------------
Deduct --
   Allocation of Fund expenses to affiliate                                        $          6,480
---------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                           $          6,480
---------------------------------------------------------------------------------------------------

NET EXPENSES                                                                       $        543,214
---------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $       (740,778)
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                 $      1,557,530
   Net increase from payments by affiliate and net gains (losses) realized on the disposal of investments purchased which did not meet the
      Portfolio's investment guidelines                                                       7,637
   Foreign currency transactions                                                             (1,059)
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $      1,564,108
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                             $     (1,883,113)
   Foreign currency                                                                              19
---------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $     (1,883,094)
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                                   $       (318,986)
---------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                         $     (1,059,764)
---------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                             YEAR ENDED          YEAR ENDED
                                                             OCTOBER 31, 2004    OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment loss                                       $       (740,778)   $       (703,336)
   Net realized gain from investment
      transactions, payments by affiliate
      and foreign currency transactions                             1,564,108           1,698,820
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currency                                             (1,883,094)          7,543,188
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                           $     (1,059,764)   $      8,538,672
-------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                $      3,049,014    $      4,510,926
      Class B                                                       1,601,406           3,692,313
      Class C                                                       1,909,527           2,705,611
      Class D                                                              --              92,732
      Class I                                                              --                 400
   Cost of shares redeemed
      Class A                                                      (6,111,890)         (5,657,675)
      Class B                                                      (2,738,157)         (2,710,657)
      Class C                                                      (4,086,660)         (3,977,570)
      Class D                                                              --            (876,923)
      Class I                                                              --              (7,361)
   Net asset value of shares exchanged
      Class A                                                          49,688                  --
      Class B                                                         (49,688)                 --
-------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                        $     (6,376,760)   $     (2,228,204)
-------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                        $     (7,436,524)   $      6,310,468
-------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                         $     42,590,744    $     36,280,276
-------------------------------------------------------------------------------------------------
AT END OF YEAR                                               $     35,154,220    $     42,590,744
-------------------------------------------------------------------------------------------------

ACCUMULATED NET
INVESTMENT LOSS INCLUDED
IN NET ASSETS

AT END OF YEAR                                               $       (113,453)   $        (40,996)
-------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                                -------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------     PERIOD ENDED
                                                                   2004             2003             2002      OCTOBER 31, 2001(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                            $     7.810      $     6.200      $     8.010      $    10.000
-----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                          $    (0.108)     $    (0.096)     $    (0.087)     $    (0.066)
Net realized and unrealized gain (loss)                              (0.032)           1.706           (1.723)          (1.924)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                             $    (0.140)     $     1.610      $    (1.810)     $    (1.990)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                  $     7.670      $     7.810      $     6.200      $     8.010
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                       (1.79)%(4)       25.97%          (22.60)%         (19.90)%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                         $    12,545      $    15,910      $    13,750      $     9,419
Ratios (As a percentage of average daily net assets):
   Net expenses(5)                                                     1.65%            1.65%            1.39%            1.35%(6)
   Net expenses after custodian fee reduction(5)                       1.65%            1.65%            1.39%            1.33%(6)
   Net investment loss                                                (1.40)%          (1.44)%          (1.15)%          (1.13)%(6)
Portfolio Turnover of the Portfolio                                     282%             248%             131%              38%
-----------------------------------------------------------------------------------------------------------------------------------

+  The operating expenses of the Fund reflect an allocation
   of expenses to the Administrator. Had such action not
   been taken, the net investment loss per share and the
   ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(5)                                                         1.67%            1.70%            1.66%            2.35%(6)
   Expenses after custodian fee reduction(5)                           1.67%            1.70%            1.66%            2.33%(6)
   Net investment loss                                                (1.42)%          (1.49)%          (1.42)%          (2.13)%(6)
Net investment loss per share(2)                                $    (0.110)     $    (0.100)     $    (0.107)     $    (0.124)
-----------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 2, 2001, to October 31, 2001.

(2) Net investment loss per share was computed using average shares outstanding.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to $0.01 per share. Had such actions not been taken, the total return would have been (1.92)% for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

                        See notes to financial statements

                                                                                           CLASS B
                                                                -------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------     PERIOD ENDED
                                                                   2004             2003             2002      OCTOBER 31, 2001(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                            $     7.660      $     6.120      $     7.970      $    10.000
-----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                          $    (0.162)     $    (0.145)     $    (0.142)     $    (0.110)
Net realized and unrealized gain (loss)                              (0.038)           1.685           (1.708)          (1.920)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                             $    (0.200)     $     1.540      $    (1.850)     $    (2.030)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                  $     7.460      $     7.660      $     6.120      $     7.970
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                       (2.61)%(4)       25.16%          (23.21)%         (20.30)%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                         $    11,480      $    13,028      $     9,550      $     7,125
Ratios (As a percentage of average daily net assets):
   Net expenses(5)                                                     2.40%            2.40%            2.14%            2.10%(6)
   Net expenses after custodian fee reduction(5)                       2.40%            2.40%            2.14%            2.08%(6)
   Net investment loss                                                (2.14)%          (2.20)%          (1.90)%          (1.89)%(6)
Portfolio Turnover of the Portfolio                                     282%             248%             131%              38%
-----------------------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect an allocation
   of expenses to the Administrator. Had such action not
   been taken, the net investment loss per share and the
   ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(5)                                                         2.42%            2.43%            2.41%            3.10%(6)
   Expenses after custodian fee reduction(5)                           2.42%            2.43%            2.41%            3.08%(6)
   Net investment loss                                                (2.16)%          (2.23)%          (2.17)%          (2.89)%(6)
Net investment loss per share(2)                                $    (0.164)     $    (0.147)     $    (0.162)     $    (0.168)
-----------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 2, 2001, to October 31, 2001.

(2) Net investment loss per share was computed using average shares outstanding.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

                        See notes to financial statements

                                                                                           CLASS C
                                                                -------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------     PERIOD ENDED
                                                                   2004             2003             2002      OCTOBER 31, 2001(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                            $     7.660      $     6.120      $     7.980      $    10.000
-----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                          $    (0.162)     $    (0.144)     $    (0.143)     $    (0.111)
Net realized and unrealized gain (loss)                              (0.038)           1.684           (1.717)          (1.909)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                             $    (0.200)     $     1.540      $    (1.860)     $    (2.020)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                  $     7.460      $     7.660      $     6.120      $     7.980
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                       (2.61)%(4)       25.16%          (23.31)%         (20.20)%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                         $    11,129      $    13,652      $    12,152      $     9,747
Ratios (As a percentage of average daily net assets):
   Net expenses(5)                                                     2.40%            2.40%            2.14%            2.10%(6)
   Net expenses after custodian fee reduction(5)                       2.40%            2.40%            2.14%            2.08%(6)
   Net investment loss                                                (2.15)%          (2.20)%          (1.90)%          (1.88)%(6)
Portfolio Turnover of the Portfolio                                     282%             248%             131%              38%
-----------------------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect an allocation
   of expenses to the Administrator. Had such action not
   been taken, the net investment loss per share and the
   ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(5)                                                         2.42%            2.44%            2.41%            3.10%(6)
   Expenses after custodian fee reduction(5)                           2.42%            2.44%            2.41%            3.08%(6)
   Net investment loss                                                (2.17)%          (2.24)%          (2.17)%          (2.88)%(6)
Net investment loss per share(2)                                $    (0.164)     $    (0.147)     $    (0.163)     $    (0.170)
-----------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 2, 2001, to October 31, 2001.

(2) Net investment loss per share was computed using average shares outstanding.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

                        See notes to financial statements

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 as of October 31, 2004 NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see
   Note 6). Class B shares held for eight years will automatically convert to Class A shares. The Fund previously offered Class D and Class I shares. Such offerings were discontinued during the year ended October 31, 2003. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Small-Cap Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (19.5% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

   D INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   E FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $10,271,116 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010.

   F EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   G OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any.) Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the reinvestment date. Distributions are paid in the form of additional shares of the same class of the Fund, or at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   During the year ended October 31, 2004, accumulated paid-in capital was decreased by $663,866, net investment loss was decreased by $668,321, and accumulated net realized loss was increased by $4,455 primarily due to differences between book and tax accounting treatment of net operating losses, foreign currency gain (loss) and passive foreign investment companies. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Capital loss carryforwards                               $   (10,271,116)
   Unrealized appreciation                                  $     3,273,441
   Other temporary differences                              $       (23,426)

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                            YEAR ENDED OCTOBER 31,
                                                        ------------------------------
   CLASS A                                                     2004             2003
   -----------------------------------------------------------------------------------
   Sales                                                      387,692          674,033
   Redemptions                                               (793,963)        (856,241)
   Exchange from Class B shares                                 6,485               --
   -----------------------------------------------------------------------------------
   NET DECREASE                                              (399,786)        (182,208)
   -----------------------------------------------------------------------------------

                                                            YEAR ENDED OCTOBER 31,
                                                        ------------------------------
   CLASS B                                                     2004             2003
   -----------------------------------------------------------------------------------
   Sales                                                      210,519          564,024
   Redemptions                                               (366,682)        (423,729)
   Exchange to Class A shares                                  (6,616)              --
   -----------------------------------------------------------------------------------
   NET INCREASE (DECREASE)                                   (162,779)         140,295
   -----------------------------------------------------------------------------------

                                                            YEAR ENDED OCTOBER 31,
                                                        ------------------------------
   CLASS C                                                     2004             2003
   -----------------------------------------------------------------------------------
   Sales                                                      246,229          412,732
   Redemptions                                               (536,500)        (615,403)
   -----------------------------------------------------------------------------------
   NET DECREASE                                              (290,271)        (202,671)
   -----------------------------------------------------------------------------------

                                                            YEAR ENDED OCTOBER 31,
                                                        ------------------------------
   CLASS D                                                     2004           2003(1)
   -----------------------------------------------------------------------------------
   Sales                                                           --           15,227
   Redemptions                                                     --         (149,232)
   -----------------------------------------------------------------------------------
   NET DECREASE                                                    --         (134,005)
   -----------------------------------------------------------------------------------

                                                            YEAR ENDED OCTOBER 31,
                                                        ------------------------------
   CLASS I                                                     2004           2003(1)
   -----------------------------------------------------------------------------------
   Sales                                                           --               56
   Redemptions                                                     --           (1,087)
   -----------------------------------------------------------------------------------
   NET DECREASE                                                    --           (1,031)
   -----------------------------------------------------------------------------------

(1) Offering of Class D and Class I shares was discontinued during the year ended October 31, 2003 (see Note 1).

4  TRANSACTIONS WITH AFFILIATES

   The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2004, the administration fee amounted to $59,476. Pursuant to a voluntary expense reimbursement, EVM was allocated $6,480 of the Fund's operating expenses for the year ended October 31, 2004. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2004, EVM earned $8,501 in sub-transfer agent fees.

   Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

   Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $9,599 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004.

   Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $93,462 and $93,946 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $753,000 and $1,254,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in the amount of 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2004 amounted to $36,657, $31,154, and $31,315 for Class A, Class B, and Class C shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of the purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM, its affiliates, or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see
   Note 5). CDSC assessed on Class B, and Class C shares when no Uncovered Distribution Charges exist for the respective class will be credited to the Fund. EVD received approximately $10, $43,000, and $2,000 of CDSC paid by shareholders for Class A shares, Class B shares, and Class C shares, respectively, for the year ended October 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2004, aggregated $6,584,914 and $13,506,381, respectively.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, and the period from the start of business, March 2, 2001, to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 at October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 200415

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.9%

SECURITY                                                       SHARES           VALUE
---------------------------------------------------------------------------------------------
AEROSPACE / DEFENSE -- 2.7%

Armor Holdings, Inc.(1)                                              45,300    $    1,677,006
Ceradyne, Inc.(1)                                                    37,800         1,621,242
Hexcel Corp.(1)                                                      42,300           655,650
Teledyne Technologies, Inc.(1)                                       32,700           836,139
---------------------------------------------------------------------------------------------
                                                                               $    4,790,037
---------------------------------------------------------------------------------------------

BANKS -- 3.4%

Bank of the Ozarks, Inc.                                             20,400    $      658,614
Cathay General Bancorp                                               15,200           598,880
East-West Bancorp, Inc.                                              36,700         1,469,468
First Bancorp Puerto Rico(2)                                         11,500           627,095
Hanmi Financial Corp.                                                23,400           710,892
PrivateBancorp, Inc.                                                 27,400           886,390
R & G Financial Corp., Class B(2)                                    18,000           677,160
Wintrust Financial Corp.                                             10,500           598,500
---------------------------------------------------------------------------------------------
                                                                               $    6,226,999
---------------------------------------------------------------------------------------------

BROADCASTING AND CABLE -- 1.5%

Central European Media Enterprises Ltd.(1)(2)                        76,500    $    2,707,335
---------------------------------------------------------------------------------------------
                                                                               $    2,707,335
---------------------------------------------------------------------------------------------

BROADCASTING AND RADIO -- 1.0%

Sirius Satellite Radio, Inc.(1)                                     211,900    $      826,410
XM Satellite Radio Holdings, Inc., Class A(1)                        27,700           895,264
---------------------------------------------------------------------------------------------
                                                                               $    1,721,674
---------------------------------------------------------------------------------------------

BUILDING MATERIALS -- 1.8%

Dycom Industries, Inc.(1)                                            21,000    $      685,650
Florida Rock Industries, Inc.                                        16,700           862,555
Simpson Manufacturing Co., Inc.                                      11,200           719,936
Texas Industries, Inc.                                               21,000         1,069,530
---------------------------------------------------------------------------------------------
                                                                               $    3,337,671
---------------------------------------------------------------------------------------------

BUSINESS SERVICES-MISCELLANEOUS -- 3.1%

Corporate Executive Board Co., (The)                                 32,900    $    2,094,085
Heidrick & Struggles International, Inc.(1)                          33,700           964,999
Satyam Computer Services Ltd. ADR(2)                                 39,000         1,024,530
Shopping.com Ltd.(1)(2)                                              40,500         1,092,285
Wind River Systems, Inc.(1)                                          34,300    $      459,277
---------------------------------------------------------------------------------------------
                                                                               $    5,635,176
---------------------------------------------------------------------------------------------

CASINOS AND GAMING -- 2.8%

Ameristar Casinos, Inc.                                              18,700    $      649,357
Argosy Gaming Co.(1)                                                 15,000           593,850
Boyd Gaming Corp.                                                    21,400           716,686
Penn National Gaming, Inc.(1)                                        10,800           448,524
Scientific Games Corp.(1)                                            21,700           459,606
Station Casinos, Inc.                                                15,300           779,535
Wynn Resorts Ltd.(1)                                                 25,400         1,477,010
---------------------------------------------------------------------------------------------
                                                                               $    5,124,568
---------------------------------------------------------------------------------------------

CHEMICALS -- 2.4%

Albemarle Corp.                                                      20,700    $      742,095
Braskem SA ADR(1)(2)                                                 43,045         1,575,447
Crompton Corp.                                                       58,300           542,190
Hercules, Inc.(1)                                                    38,300           546,924
Lyondell Chemical Co.                                                29,700           682,506
Terra Industries, Inc.(1)                                            31,299           239,437
---------------------------------------------------------------------------------------------
                                                                               $    4,328,599
---------------------------------------------------------------------------------------------

COAL -- 0.9%

Massey Energy Co.                                                    59,400    $    1,599,642
---------------------------------------------------------------------------------------------
                                                                               $    1,599,642
---------------------------------------------------------------------------------------------

COMMERCIAL SERVICES -- 1.0%

Alliance Data Systems Corp.(1)                                       43,400    $    1,834,952
---------------------------------------------------------------------------------------------
                                                                               $    1,834,952
---------------------------------------------------------------------------------------------

COMPUTER EQUIPMENT -- 0.6%

Synaptics, Inc.(1)                                                   35,000    $    1,107,400
---------------------------------------------------------------------------------------------
                                                                               $    1,107,400
---------------------------------------------------------------------------------------------

COMPUTER SERVICES -- 2.0%

Anteon International Corp.(1)                                        26,300    $    1,033,590
Cognizant Technology Solutions Corp.(1)                              56,400         1,917,600
SRA International, Inc., Class A(1)                                  11,600           623,616
---------------------------------------------------------------------------------------------
                                                                               $    3,574,806
---------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                       SHARES          VALUE
---------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 8.8%

Akamai Technologies, Inc.(1)                                        178,100    $    2,466,685
Blackboard, Inc.(1)                                                  54,300           967,083
Business Objects SA ADR(1)(2)                                        25,300           645,656
Cogent, Inc.(1)                                                      64,393         1,232,096
Kronos, Inc.(1)                                                      13,300           652,365
McAfee, Inc.(1)                                                      57,800         1,398,760
McDATA Corp., Class A(1)                                            112,800           708,384
Open Solutions, Inc.(1)                                              24,300           684,410
Parametric Technology Corp.(1)                                       88,400           458,796
Paxar Corp.(1)                                                       56,200         1,239,210
RADWARE Ltd.(1)(2)                                                   30,500           753,350
Salesforce.com, Inc.(1)                                              47,600           967,232
Verint Systems, Inc.(1)                                              57,800         2,247,264
Witness Systems, Inc.(1)                                             93,400         1,453,304
---------------------------------------------------------------------------------------------
                                                                               $   15,874,595
---------------------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE -- 0.3%

Scansource, Inc.(1)                                                   9,400    $      582,142
---------------------------------------------------------------------------------------------
                                                                               $      582,142
---------------------------------------------------------------------------------------------

DRUGS -- 3.8%

First Horizon Pharmaceutical Corp.(1)                                83,100    $    2,042,598
Immucor, Inc.(1)                                                     91,850         2,833,573
Pharmaceutical Product Development, Inc.(1)                          21,900           924,837
Valeant Pharmaceuticals International                                42,900         1,029,600
---------------------------------------------------------------------------------------------
                                                                               $    6,830,608
---------------------------------------------------------------------------------------------

ELECTRONICS-INSTRUMENTS -- 0.6%

Molecular Devices Corp.(1)                                           21,600    $      432,324
Trimble Navigation Ltd.(1)                                           22,300           639,787
---------------------------------------------------------------------------------------------
                                                                               $    1,072,111
---------------------------------------------------------------------------------------------

ELECTRONICS-SEMICONDUCTORS -- 5.8%

Cree, Inc.(1)                                                        12,400    $      427,924
Fairchild Semiconductor International, Inc.(1)                       33,100           475,647
Lam Research Corp.(1)                                                30,900           804,327
Microsemi Corp.(1)                                                   74,900         1,163,946
OmniVision Technologies, Inc.(1)                                     39,900           634,410
QLogic Corp.(1)                                                      12,000           390,000
Silicon Image, Inc.(1)                                              166,100         2,275,570
Tessera Technologies, Inc.(1)                                       100,800         2,815,344
Varian Semiconductor Equipment Associates, Inc.(1)                   30,200    $    1,045,222
Virage Logic Corp.(1)                                                34,800           537,660
---------------------------------------------------------------------------------------------
                                                                               $   10,570,050
---------------------------------------------------------------------------------------------

ENTERTAINMENT -- 1.5%

DreamWorks Animation SKG, Inc.(1)                                    43,200    $    1,686,960
WMS Industries, Inc.(1)                                              36,100         1,055,925
---------------------------------------------------------------------------------------------
                                                                               $    2,742,885
---------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 1.6%

First Marblehead Corp., (The)(1)                                     55,300    $    2,964,080
---------------------------------------------------------------------------------------------
                                                                               $    2,964,080
---------------------------------------------------------------------------------------------

HOTELS -- 1.2%

Choice Hotels International, Inc.                                    33,100    $    1,651,690
Four Seasons Hotels, Inc.(2)                                          8,200           554,484
---------------------------------------------------------------------------------------------
                                                                               $    2,206,174
---------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.6%

Chattem, Inc.(1)                                                     30,400    $    1,017,184
---------------------------------------------------------------------------------------------
                                                                               $    1,017,184
---------------------------------------------------------------------------------------------

INTERNET-SOFTWARE -- 1.3%

F5 Networks, Inc.(1)                                                 49,500    $    1,977,525
TIBCO Software, Inc.(1)                                              42,300           411,156
---------------------------------------------------------------------------------------------
                                                                               $    2,388,681
---------------------------------------------------------------------------------------------

INTERNET CONTENT-ENTERTAINMENT -- 1.0%

Ask Jeeves, Inc.(1)                                                  44,800    $    1,154,944
Jupitermedia Corp.(1)                                                29,800           591,083
---------------------------------------------------------------------------------------------
                                                                               $    1,746,027
---------------------------------------------------------------------------------------------

INTERNET SERVICES -- 3.1%

Blue Nile, Inc.(1)                                                   23,400    $      568,620
Greenfield Online, Inc.(1)                                           30,113           633,276
Infospace, Inc.(1)                                                   39,800         2,089,500
J2 Global Communications, Inc.(1)                                    22,200           669,330
Websense, Inc.(1)                                                    38,900         1,578,173
---------------------------------------------------------------------------------------------
                                                                               $    5,538,899
---------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                       SHARES          VALUE
---------------------------------------------------------------------------------------------
INVESTMENT SERVICES -- 1.5%

Greenhill & Co., Inc.                                                36,400    $      818,636
Host Marriott Corp. REIT(1)                                          91,900         1,337,145
LaSalle Hotel Properties REIT                                        19,100           548,552
---------------------------------------------------------------------------------------------
                                                                               $    2,704,333
---------------------------------------------------------------------------------------------

MACHINERY -- 1.1%

IDEX Corp.                                                           20,500    $      756,450
Joy Global, Inc.                                                     36,900         1,246,851
---------------------------------------------------------------------------------------------
                                                                               $    2,003,301
---------------------------------------------------------------------------------------------

MEDICAL-BIOMED / GENETICS -- 0.9%

Serologicals Corp.(1)                                                48,000    $    1,135,200
Third Wave Technologies, Inc.(1)                                     55,400           425,472
---------------------------------------------------------------------------------------------
                                                                               $    1,560,672
---------------------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 9.2%

American Medical Systems Holdings, Inc.(1)                           17,100    $      634,410
ArthroCare Corp.(1)                                                  38,700         1,192,347
Aspect Medical Systems, Inc.(1)                                      55,700         1,001,486
Cooper Cos., Inc.                                                    18,200         1,280,370
Cytyc Corp.(1)                                                       81,800         2,134,162
Dade Behring Holdings, Inc.(1)                                       42,475         2,390,918
DENTSPLY International, Inc.                                         20,300         1,055,803
Foxhollow Technologies, Inc.(1)                                       7,200           148,176
Given Imaging Ltd.(1)(2)                                             85,400         2,754,150
Haemonetics Corp.(1)                                                 48,000         1,576,800
Intralase Corp.(1)                                                   35,878           689,934
Kyphon, Inc.(1)                                                      62,000         1,557,440
NuVasive, Inc.(1)                                                    21,800           214,948
---------------------------------------------------------------------------------------------
                                                                               $   16,630,944
---------------------------------------------------------------------------------------------

METALS-INDUSTRIAL -- 1.4%

Cameco Corp.(2)                                                      13,400    $    1,086,472
Formation Capital Corp.(1)(2)(3)(4)                                 400,000           150,851
Pan American Silver Corp.(1)(2)                                      34,900           587,018
Steel Dynamics, Inc.                                                 18,800           624,160
---------------------------------------------------------------------------------------------
                                                                               $    2,448,501
---------------------------------------------------------------------------------------------

OIL AND GAS-EQUIPMENT AND SERVICES -- 1.6%

Atwood Oceanics, Inc.(1)                                             11,500    $      551,425
Cal Dive International, Inc.(1)                                      21,400           757,774
Hydril Co.(1)                                                        23,500    $    1,033,765
Stolt Offshore SA ADR(1)(2)                                         112,500           572,625
---------------------------------------------------------------------------------------------
                                                                               $    2,915,589
---------------------------------------------------------------------------------------------

OIL AND GAS-EXPLORATION AND PRODUCTION -- 7.3%

Denbury Resources, Inc.(1)                                           88,600    $    2,197,280
Harvest Natural Resources, Inc.(1)                                   41,300           624,456
Houston Exploration Co.(1)                                           14,700           861,420
Newfield Exploration Co.(1)                                          17,300         1,006,860
PetroKazakhstan Inc. Class A(2)                                      25,400           937,260
Quicksilver Resources, Inc.(1)                                       96,200         3,042,806
Southwestern Energy Co.(1)                                           36,200         1,663,028
Tesoro Petroleum Corp.(1)                                            14,100           426,948
Ultra Petroleum Corp.(1)                                             14,600           709,560
Vintage Petroleum, Inc.                                              79,700         1,673,700
---------------------------------------------------------------------------------------------
                                                                               $   13,143,318
---------------------------------------------------------------------------------------------

REAL ESTATE OPERATION / DEVELOPMENT -- 0.4%

St. Joe Co., (The)                                                   15,300    $      778,770
---------------------------------------------------------------------------------------------
                                                                               $      778,770
---------------------------------------------------------------------------------------------

RETAIL -- 0.5%

Kmart Holding Corp.(1)                                               10,000    $      920,400
---------------------------------------------------------------------------------------------
                                                                               $      920,400
---------------------------------------------------------------------------------------------

RETAIL-ELECTRONICS -- 0.2%

Guitar Center, Inc.(1)                                                8,500    $      379,355
---------------------------------------------------------------------------------------------
                                                                               $      379,355
---------------------------------------------------------------------------------------------

RETAIL-FOOD AND DRUG -- 0.5%

Jack in the Box, Inc.(1)                                             17,500    $      583,975
Texas Roadhouse, Inc., Class A(1)                                    10,766           247,833
---------------------------------------------------------------------------------------------
                                                                               $      831,808
---------------------------------------------------------------------------------------------

RETAIL-SPECIALTY AND APPAREL -- 4.9%

American Eagle Outfitters                                            40,900    $    1,671,992
Cabela's, Inc., Class A(1)                                           17,200           434,472
Circuit City Stores, Inc.                                            54,000           877,500
JOS A Bank Clothiers, Inc.(1)                                        20,500           650,670
New York & Co., Inc.(1)                                              52,828         1,093,540

                        See notes to financial statements

SECURITY                                                       SHARES          VALUE
---------------------------------------------------------------------------------------------
RETAIL-SPECIALTY AND APPAREL (CONTINUED)

Pacific Sunwear of California, Inc.(1)                               29,400    $      689,136
Quicksilver, Inc.(1)                                                 42,500         1,158,125
Urban Outfitters, Inc.(1)                                            59,100         2,423,100
---------------------------------------------------------------------------------------------
                                                                               $    8,998,535
---------------------------------------------------------------------------------------------

TELECOMMUNICATIONS-EQUIPMENT -- 2.0%

American Tower Corp., Class A(1)                                    106,400    $    1,829,016
CommScope, Inc.(1)                                                   15,100           271,951
Ditech Communications Corp.(1)                                       36,100           828,134
Plantronics, Inc.                                                    14,500           630,750
---------------------------------------------------------------------------------------------
                                                                               $    3,559,851
---------------------------------------------------------------------------------------------

TRANSPORTATION -- 5.2%

EGL, Inc.(1)                                                         41,000    $    1,311,180
Landstar System, Inc.(1)                                             21,200         1,440,328
Overnite Corp.                                                       20,200           653,672
Overseas Shipholding Group                                           30,100         1,714,195
Teekay Shipping Corp.(2)                                             26,600         1,228,920
UTI Worldwide, Inc.(2)                                               17,700         1,150,500
Yellow Roadway Corp.(1)                                              38,200         1,833,218
---------------------------------------------------------------------------------------------
                                                                               $    9,332,013
---------------------------------------------------------------------------------------------

WIRELESS COMMUNICATION SERVICES -- 7.4%

Alvarion Ltd.(1)(2)                                                  59,300    $      794,620
AO VimpelCom ADR(1)(2)                                               15,400         1,755,600
CANTV ADR(2)                                                         24,600           565,800
Nextel Partners, Inc., Class A(1)                                    42,700           719,068
NII Holdings, Inc., Class B(1)                                      133,100         5,892,337
Novatel Wireless, Inc.(1)                                            37,100           769,825
Research in Motion Ltd.(1)(2)                                        19,200         1,693,440
Spectrasite, Inc.(1)                                                 23,900         1,226,070
---------------------------------------------------------------------------------------------
                                                                               $   13,416,760
---------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST, $147,139,316)                                             $  175,146,445
---------------------------------------------------------------------------------------------

SPECIAL WARRANTS -- 0.1%

SECURITY                                                       SHARES          VALUE
---------------------------------------------------------------------------------------------
METALS-GOLD -- 0.1%

Western Exploration and Development, Ltd.(1)(3)(4)                  600,000    $      180,000
---------------------------------------------------------------------------------------------
                                                                               $      180,000
---------------------------------------------------------------------------------------------

TOTAL SPECIAL WARRANTS
   (IDENTIFIED COST, $480,000)                                                 $      180,000
---------------------------------------------------------------------------------------------

PRIVATE PLACEMENTS -- 0.0%

SECURITY                                                       SHARES          VALUE
---------------------------------------------------------------------------------------------
METALS-GOLD -- 0.0%

Nevada Pacific Mining Co.(1)(3)(4)                                   80,000    $       56,000
---------------------------------------------------------------------------------------------
                                                                               $       56,000
---------------------------------------------------------------------------------------------

TOTAL PRIVATE PLACEMENTS
   (IDENTIFIED COST, $80,000)                                                  $       56,000
---------------------------------------------------------------------------------------------

COMMERCIAL PAPER -- 1.3%

                                                             PRINCIPAL
                                                             AMOUNT
SECURITY                                                     (000'S OMITTED)   VALUE
---------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.83%, 11/1/04               $        2,371    $    2,371,001
---------------------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
   (AT AMORTIZED COST, $2,371,001)                                             $    2,371,001
---------------------------------------------------------------------------------------------

                        See notes to financial statements

SHORT-TERM INVESTMENTS -- 2.0%

                                                             PRINCIPAL
                                                             AMOUNT
SECURITY                                                     (000'S OMITTED)   VALUE
---------------------------------------------------------------------------------------------
Investors Bank and Trust Time Deposit,
1.88%, 11/1/04                                               $        3,642    $    3,642,000
---------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $3,642,000)                                             $    3,642,000
---------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 100.3%
   (IDENTIFIED COST, $153,712,317)                                             $  181,395,446
---------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- (0.3)%                                       $     (618,036)
---------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                           $  180,777,410
---------------------------------------------------------------------------------------------

ADR - American Depositary Receipt

(1)  Non-income producing security.

(2)  Foreign security.

(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Restricted security.

COUNTRY CONCENTRATION

                                                            PERCENTAGE OF
COUNTRY                                                     TOTAL INVESTMENTS  VALUE
---------------------------------------------------------------------------------------------
United States                                                    88.7%         $  160,994,023
Israel                                                            3.0%              5,394,405
Canada                                                            2.7%              5,009,525
Bermuda                                                           1.5%              2,707,335
Russia                                                            1.0%              1,755,600
Brazil                                                            0.9%              1,575,447
Great Britian                                                     0.6%              1,150,500
India                                                             0.6%              1,024,530
France                                                            0.4%                645,656
Luxembourg                                                        0.3%                572,625
Venezuela                                                         0.3%                565,800
---------------------------------------------------------------------------------------------
Total                                                             100%         $  181,395,446

                        See notes to financial statements

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $153,712,317)                    $    181,395,446
Cash                                                                               74,226
Receivable for investments sold                                                 6,620,417
Dividends and interest receivable                                                  19,336
Tax reclaim receivable                                                                312
-----------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $    188,109,737
-----------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                        $      7,262,097
Payable to affiliate for Trustees' fees                                             7,562
Accrued expenses                                                                   62,668
-----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $      7,332,327
-----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                $    180,777,410
-----------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                  $    153,094,185
Net unrealized appreciation (computed on the basis of identified cost)         27,683,225
-----------------------------------------------------------------------------------------
TOTAL                                                                    $    180,777,410
-----------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $7,767)                                 $        427,436
Interest                                                                           94,656
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  $        522,092
-----------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                   $      1,292,277
Trustees' fees and expenses                                                        12,008
Custodian fee                                                                     187,210
Legal and accounting services                                                      44,284
Miscellaneous                                                                      14,233
-----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $      1,550,012
-----------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                            $             96
-----------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                 $             96
-----------------------------------------------------------------------------------------

NET EXPENSES                                                             $      1,549,916
-----------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      $     (1,027,824)
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $     10,265,268
   Net increase from payments by affiliate and net gains (losses)
      realized on the disposal of investments purchased which did not
      meet the Portfolio's investment guidelines                                   39,889
   Foreign currency transactions                                                   (5,469)
-----------------------------------------------------------------------------------------
NET REALIZED GAIN                                                        $     10,299,688
-----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                   $    (11,832,743)
   Foreign currency                                                                    96
-----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $    (11,832,647)
-----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                         $     (1,532,959)
-----------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                               $     (2,560,783)
-----------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                        YEAR ENDED          YEAR ENDED
                                                        OCTOBER 31, 2004    OCTOBER 31, 2003
--------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment loss                                  $     (1,027,824)   $     (1,089,582)
   Net realized gain from investment
      transactions, payments by affiliate
      and foreign currency transactions                       10,299,688          27,727,579
   Net change in unrealized
      appreciation (depreciation)
      of investments and foreign currency                    (11,832,647)         23,194,183
--------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                      $     (2,560,783)   $     49,832,180
--------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                        $     14,945,367    $     26,027,907
   Withdrawals                                               (58,309,543)        (58,232,046)
--------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                 $    (43,364,176)   $    (32,204,139)
--------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                   $    (45,924,959)   $     17,628,041
--------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                    $    226,702,369    $    209,074,328
--------------------------------------------------------------------------------------------
AT END OF YEAR                                          $    180,777,410    $    226,702,369
--------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                            YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------      PERIOD ENDED
                                                                   2004             2003             2002       OCTOBER 31, 2001(1)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                            0.75%            0.73%            0.73%            0.70%(2)
   Expenses after custodian fee reduction                              0.75%            0.73%            0.73%            0.68%(2)
   Net investment loss                                                (0.50)%          (0.53)%          (0.49)%          (0.48)%(2)
Portfolio Turnover                                                      282%             248%             131%              38%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                       (1.05)%(4)       27.24%          (22.16)%             --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                         $   180,777      $   226,702      $   209,074      $   307,838
-----------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2001, to October 31, 2001.

(2)  Annualized.

(3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

(4) The Portfolio's net increase from payments by affiliate and net gains (losses) realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return for the year ended October 31, 2004.

                        See notes to financial statements

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed Small-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Tax-Managed Small-Cap Growth Fund 1.1, the Tax-Managed Small-Cap Growth Fund
   1.2 and the Tax-Managed Equity Asset Allocation Fund held 65.5%, 19.5% and 14.9% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D FINANCIAL FUTURES CONTRACTS -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   F EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   G SECURITIES SOLD SHORT -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security exchangeable for an equal amount of the security sold short in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers on the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   J OTHER -- Investment transactions are accounted for on a trade-date basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the advisory fee amounted to $1,292,277. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

   For the year ended October 31, 2004, EVM reimbursed the Portfolio $70,687 for a net loss realized, in addition to realizing a net gain of $39,889, on the disposal of investments which did not meet the Portfolio's investment guidelines.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $564,938,603 and $601,423,952, respectively, for the year ended October 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                                           $   154,733,592
   ------------------------------------------------------------------------
   Gross unrealized appreciation                            $    28,413,229
   Gross unrealized depreciation                                 (1,751,375)
   ------------------------------------------------------------------------
   NET UNREALIZED APPRECIATION                              $    26,661,854
   ------------------------------------------------------------------------

   The unrealized appreciation on foreign currency is $96.

5  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall govermemtal supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2004.

7  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

8  RESTRICTED SECURITIES

   At October 31, 2004, the Portfolio owned the following securities (representing 0.21% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The fair value is determined using methods determined in good faith by or at the direction of the Trustees.

                                          DATE OF
DESCRIPTION                               ACQUISITION     SHARES/FACE            COST           FAIR VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS

Formation Capital Corp.                   12/21/98          400,000           $   88,260        $  150,851
----------------------------------------------------------------------------------------------------------
                                                                              $   88,260        $  150,851
----------------------------------------------------------------------------------------------------------

PRIVATE PLACEMENTS AND SPECIAL WARRANTS

Nevada Pacific Mining Co.                 12/21/98           80,000           $   80,000        $   56,000

Western Exploration and
  Development, Ltd.                       12/21/98          600,000              480,000           180,000
----------------------------------------------------------------------------------------------------------
                                                                              $  560,000        $  236,000
----------------------------------------------------------------------------------------------------------

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE TRUSTEES AND INVESTORS
OF TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Small-Cap Growth Portfolio (the Portfolio) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period than ended and the supplementary data for each of the three years in the period then ended, and the period from the start of business, March 1, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Small-Cap Growth Portfolio at October 31, 2004, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                      POSITION(S)      TERM OF                                        NUMBER OF PORTFOLIOS
                       WITH THE       OFFICE AND                                        IN FUND COMPLEX
   NAME AND            TRUST AND      LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY
 DATE OF BIRTH       THE PORTFOLIO     SERVICE           DURING PAST FIVE YEARS            TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes         Trustee    Trustee of the  Chairman, President and Chief              192               Director of EVC
11/9/41                             Trust since    Executive Officer of BMR, EVC, EVM
                                    1991; of the   and EV; Director of EV; Vice
                                   Portfolio since President and Director of EVD.
                                        1998       Trustee and/or officer of 192
                                                   registered investment companies in
                                                   the Eaton Vance Fund Complex.
                                                   Mr. Hawkes is an interested person
                                                   because of his positions with BMR,
                                                   EVM, EVC and EV, which are
                                                   affiliates of the Trust and the
                                                   Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III    Trustee    Trustee of the  Jacob H. Schiff Professor of               192          Director of Tiffany & Co.
2/23/35                              Trust since   Investment Banking Emeritus,                            (specialty retailer) and
                                    1986; of the   Harvard University Graduate School                            Telect, Inc.
                                   Portfolio since of Business Administration.                                (telecommunication
                                        1998                                                                   services company)

William H. Park         Trustee      Since 2003    President and Chief Executive              192                    None
9/19/47                                            Officer, Prizm Capital Management,
                                                   LLC (investment management firm)
                                                   (since 2002). Executive Vice
                                                   President and Chief Financial
                                                   Officer, United Asset Management
                                                   Corporation (a holding company
                                                   owning institutional investment
                                                   management firms) (1982-2001).

Ronald A. Pearlman      Trustee       Since 2003   Professor of Law, Georgetown               192                    None
7/10/40                                            University Law Center (since 1999).
                                                   Tax Partner, Covington & Burling,
                                                   Washington, DC (1991-2000).

Norton H. Reamer        Trustee    Trustee of the  President, Chief Executive Officer         192                    None
9/21/35                              Trust since   and a Director of Asset Management
                                    1986; of the   Finance Corp. (a specialty finance
                                   Portfolio since company serving the investment
                                        1998       management industry) (since October
                                                   2003). President, Unicorn
                                                   Corporation (an investment and
                                                   financial advisory services
                                                   company) (since September 2000).
                                                   Formerly, Chairman, Hellman, Jordan
                                                   Management Co., Inc. (an investment
                                                   management company) (2000-2003).
                                                   Formerly, Advisory Director of
                                                   Berkshire Capital Corporation
                                                   (investment banking firm)
                                                   (2002-2003). Formerly Chairman of
                                                   the Board, United Asset Management
                                                   Corporation (a holding company
                                                   owning institutional investment
                                                   management firms) and Chairman,
                                                   President and Director, UAM Funds
                                                   (mutual funds) (1980-2000).

Lynn A. Stout           Trustee      Since 1998    Professor of Law, University of            192                    None
9/14/57                                            California at Los Angeles School of
                                                   Law (since July 2001). Formerly,
                                                   Professor of Law, Georgetown
                                                   University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                             POSITION(S)                  TERM OF
                              WITH THE                  OFFICE AND
    NAME AND                 TRUST AND                   LENGTH OF                          PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH            THE PORTFOLIO                  SERVICE                           DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.    President of the Trust           Since 2002            Executive Vice President of EVM, BMR, EVC and EV;
5/31/58                                                                       Chief Investment Officer of EVM and BMR and Director
                                                                              of EVC. Chief Executive Officer of Belair Capital Fund
                                                                              LLC, Belcrest Capital Fund LLC, Belmar Capital Fund
                                                                              LLC, Belport Capital Fund LLC and Belrose Capital Fund
                                                                              LLC (private investment companies sponsored by EVM).
                                                                              Officer of 55 registered investment companies managed
                                                                              by EVM or BMR.

William H. Ahern, Jr.  Vice President of the            Since 1995            Vice President of EVM and BMR. Officer of 78
7/28/59                        Trust                                          registered investment companies managed by EVM or BMR.

Thomas J. Fetter       Vice President of the            Since 1997            Vice President of EVM and BMR. Officer of 124
8/20/43                        Trust                                          registered investment companies managed by EVM or BMR.

Michael R. Mach        Vice President of the            Since 1999            Vice President of EVM and BMR. Previously, Managing
7/15/47                        Trust                                          Director and Senior Analyst for Robertson Stephens
                                                                              (1998-1999). Officer of 28 registered investment
                                                                              companies managed by EVM or BMR.

Robert B. MacIntosh    Vice President of the            Since 1998            Vice President of EVM and BMR. Officer of 124
1/22/57                        Trust                                          registered investment companies managed by EVM or BMR.

Duncan W. Richardson   Vice President of the    Vice President of the Trust   Senior Vice President and Chief Equity Investment
10/26/57                Trust, President of    since 2001; President of the   Officer of EVM and BMR. Officer of 44 registered
                          the Portfolio            Portfolio since 2002       investment companies managed by EVM or BMR.

Walter A. Row, III     Vice President of the            Since 2001            Director of Equity Research and a Vice President of
7/20/57                        Trust                                          EVM and BMR. Officer of 24 registered investment
                                                                              companies managed by EVM or BMR.

Judith A. Saryan       Vice President of the            Since 2003            Vice President of EVM and BMR. Previously, Portfolio
8/21/54                        Trust                                          Manager and Equity Analyst for State Street Global
                                                                              Advisers (1980-1999). Officer of 27 registered
                                                                              investment companies managed by EVM or BMR.

Susan Schiff           Vice President of the            Since 2002            Vice President of EVM and BMR. Officer of 27
3/13/61                        Trust                                          registered investment companies managed by EVM or BMR.

Toni Y. Shimura        Vice President of the            Since 2003            Vice President of EVM and BMR. Previously, Senior Vice
2/3/52                       Portfolio                                        President and Portfolio Manager with Massachusetts
                                                                              Financial Services Company (1993-2002). Officer of 3
                                                                              registered investment companies managed by EVM and
                                                                              BMR.

Alan R. Dynner               Secretary         Secretary of the Trust since   Vice President, Secretary and Chief Legal Officer of
10/10/40                                       1997; of the Portfolio since   BMR, EVM, EVD, EV and EVC. Officer of 192 registered
                                                           1998               investment companies managed by EVM and BMR.

Michelle A. Green        Treasurer of the              Since 2002(2)          Vice President of EVM and BMR. Chief Financial Officer
8/25/69                      Portfolio                                        of Belair Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                              Belmar Capital Fund LLC, Belport Capital Fund LLC and
                                                                              Belrose Capital Fund LLC (private investment companies
                                                                              sponsored by EVM). Officer of 83 registered investment
                                                                              companies managed by EVM or BMR.

James L. O'Connor      Treasurer of the Trust           Since 1989            Vice President of BMR, EVM and EVD. Officer of 114
4/1/45                                                                        registered investment companies managed by EVM or BMR.

Paul M. O'Neil           Chief Compliance               Since 2004            Vice President of EVM and BMR. Officer of 192
7/11/53                       Officer                                         registered investment companies managed by EVM or BMR.

(1)  Includes both master feeder and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Green served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

          INVESTMENT ADVISER OF TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


       ADMINISTRATOR OF EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260


                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022



                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
       CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE
      THROUGH YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY
            BEFORE YOU INVEST OR SEND MONEY. FOR FURTHER INFORMATION
                           PLEASE CALL 1-800-225-6265.

1087-12/04                                                              MGSRC1.2

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

    - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

            For more information about Eaton Vance's Privacy Policy,
                           please call 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND as of October 31, 2004 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF GEORGE PIERIDES]
George Pierides
Fox Asset Management
Portfolio Manager

THE FUND

- The Fund's Class A shares had a total return of 13.92% during the year ended October 31, 2004.(1) This return resulted from an increase in net asset value
   (NAV) per share to $13.01 on October 31, 2004 from $11.42 on October 31,
   2003.

- The Fund's Class B shares had a total return of 13.11% during the year ended October 31, 2004.(1) This return resulted from an increase in NAV per share to $12.77 on October 31, 2004 from $11.29 on October 31, 2003.

- The Fund's Class C shares had a total return of 13.20% during the year ended October 31, 2004.(1) This return resulted from an increase in NAV per share to $12.78 on October 31, 2004 from $11.29 on October 31, 2003.

- In comparison, the S&P SmallCap 600 Index (the S&P 600) had a total return of 16.78% for the year ended October 31, 2004.(2) Interestingly, small-cap stocks outperformed their large-cap counterparts during the year, with value stocks outpacing the growth stock universe.

   SEE PAGES 3 AND 4 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

-  During the year ended October 31, 2004, Tax-Managed Small-Cap Value
   Portfolio (the Portfolio) continued to focus on small-cap companies that management believed to be undervalued relative to the overall stock market. In addition to their relative valuations, management considers companies' earnings and cash flow capabilities, the strength of their business franchises and the quality of their management. The Portfolio pursues a tax-managed approach that seeks to minimize the impact of taxes on investment returns.

- The U.S. economy continued its recovery in 2004, although momentum was uneven, with various segments of the economy growing at different rates. Accordingly, the Portfolio maintained a broadly diversified mix of stocks that included economy-sensitive areas and defensive consumer-related sectors. The Portfolio's largest industry weightings at October 31, 2004 were energy, medical services and supplies, industrial products, transportation and retailing.

- Energy stocks remained among the Portfolio's strongest performers, boosted by sharply higher crude oil and natural gas prices. Strong demand from China - as well as ever-present concerns over Middle East oil supplies - pushed oil prices to record-high levels, lifting some of the Portfolio's investments in the exploration and production area.

- Elsewhere in the cyclical portion of the economy, the Portfolio had strong performances from manufacturers of commodity chemicals. These companies produce products that are key components of industrial processes and have enjoyed rising demand with the pick-up in manufacturing activity. Construction and engineering companies also fared well, responding to improving prospects within the commercial, industrial and infrastructure construction markets.

- The Portfolio remained underweighted in the health care and drug industries, which lagged the overall market. However, in a related area, management continued to favor selected medical services and supply companies. Some companies have successfully identified growing market niches with innovative products and services and have posted impressive earnings growth during the period.

- Computer and communications-related companies - especially in the semiconductor industry - were among the Portfolio's less stellar performers. Chip makers have seen weaker demand from their networking and telecom customers, a trend that has resulted in earnings shortfalls and a weaker pricing environment.

- The Fund underperformed somewhat during the year ended October 31, 2004 relative to its benchmark, the S&P 600.(2) That shortfall was due primarily to an underweighting in the financial industry. Surprisingly, financial stocks fared well, even in the face of rising interest rates and a flattening of the yield curve - a narrower yield differential between short- and long-term rates. In time, we believe that these trends may hurt smaller banks and financial companies, who may suffer from a narrowing of net interest margins - the difference between the cost of money and lending rates.

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISOR DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. (2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND as of October 31, 2004
PERFORMANCE

The line graphs and table set forth below provide information about the Fund's performance. The line graphs compare the performance of each class of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and Class C of the Fund and the S&P SmallCap 600 Index. Class A total returns are presented at net asset value and public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE(1)                                   CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                           13.92%     13.11%     13.20%
Life of Fund+                                      10.36       9.59       9.62

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                            7.34%      8.11%     12.20%
Life of Fund+                                       7.94       8.29       9.62

   + Inception dates: Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

(1) AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE
     (CDSC) FOR CLASS B OR CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C SHARES REFLECTS A 1% CDSC.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

INDUSTRY WEIGHTINGS(2)
By Net Assets

   Energy                              11.7%
   Medical Services/Supplies           11.7
   Industrial Products                  8.6
   Transportation                       8.0
   Retailing                            6.5
   Chemical                             5.9
   Household Products                   5.4
   Insurance                            5.2
   Restaurant                           5.1
   Construction/Engineering             3.7
   Packaging                            3.7
   Toy                                  3.6
   Cement                               3.2
   Electrical Equipment                 3.2
   Auto Related                         3.0
   Computer/Communication               3.0
   Electronics                          3.0
   Food Wholesalers/Retailers           2.0
   Drugs                                0.9

(2) As of October 31, 2004. Industry Weightings subject to change due to active management.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND CLASS A VS. THE S&P SMALLCAP 600 INDEX*
   March 31, 2002 - October 31, 2004

                                               EATON VANCE TAX-MANAGED
               EATON VANCE TAX-MANAGED         SMALL-CAP VALUE FUND,        S&P SMALLCAP
   DATE       SMALL-CAP VALUE FUND CLASS A   INCL. MAXIMUM SALES CHARGE      600 INDEX
----------------------------------------------------------------------------------------
 3/31/2002               10,000                          9,425                10,000
 4/30/2002               10,197                          9,611                10,283
 5/31/2002               10,103                          9,522                 9,857
 6/30/2002                9,728                          9,168                 9,347
 7/31/2002                8,535                          8,044                 8,027
 8/31/2002                8,620                          8,124                 8,103
 9/30/2002                8,197                          7,726                 7,607
10/31/2002                8,319                          7,841                 7,851
11/30/2002                8,732                          8,230                 8,260
12/31/2002                8,479                          7,991                 7,981
 1/31/2003                8,122                          7,655                 7,707
 2/28/2003                8,103                          7,637                 7,460
 3/31/2003                8,254                          7,779                 7,519
 4/30/2003                8,770                          8,265                 8,129
 5/31/2003                9,268                          8,735                 8,784
 6/30/2003                9,399                          8,858                 9,013
 7/31/2003                9,812                          9,248                 9,481
 8/31/2003               10,263                          9,673                 9,943
 9/30/2003               10,066                          9,487                 9,651
10/31/2003               10,723                         10,106                10,487
11/30/2003               11,080                         10,442                10,884
12/31/2003               11,268                         10,619                11,077
 1/31/2004               11,315                         10,664                11,395
 2/29/2004               11,502                         10,841                11,614
 3/31/2004               11,531                         10,867                11,766
 4/30/2004               11,343                         10,690                11,376
 5/31/2004               11,399                         10,743                11,550
 6/30/2004               12,113                         11,416                12,190
 7/31/2004               11,671                         11,000                11,522
 8/31/2004               11,690                         11,018                11,420
 9/30/2004               12,103                         11,407                12,022
10/31/2004               12,216                         11,513                12,246

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND CLASS B VS. THE S&P SMALLCAP 600 INDEX*
   March 31, 2002 - October 31, 2004

               EATON VANCE TAX-MANAGED       S&P SMALLCAP
   DATE       SMALL-CAP VALUE FUND CLASS B   600 INDEX
---------------------------------------------------------
 3/31/2002                 10,000               10,000
 4/30/2002                 10,188               10,283
 5/31/2002                 10,094                9,857
 6/30/2002                  9,709                9,347
 7/31/2002                  8,516                8,027
 8/31/2002                  8,592                8,103
 9/30/2002                  8,160                7,607
10/31/2002                  8,282                7,851
11/30/2002                  8,685                8,260
12/31/2002                  8,441                7,981
 1/31/2003                  8,066                7,707
 2/28/2003                  8,047                7,460
 3/31/2003                  8,188                7,519
 4/30/2003                  8,695                8,129
 5/31/2003                  9,192                8,784
 6/30/2003                  9,315                9,013
 7/31/2003                  9,718                9,481
 8/31/2003                 10,160                9,943
 9/30/2003                  9,962                9,651
10/31/2003                 10,601               10,487
11/30/2003                 10,948               10,884
12/31/2003                 11,117               11,077
 1/31/2004                 11,174               11,395
 2/29/2004                 11,343               11,614
 3/31/2004                 11,362               11,766
 4/30/2004                 11,174               11,376
 5/31/2004                 11,221               11,550
 6/30/2004                 11,915               12,190
 7/31/2004                 11,484               11,522
 8/31/2004                 11,484               11,420
 9/30/2004                 11,887               12,022
10/31/2004                 11,991               12,246
                              400
10/31/2003                 11,591

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND CLASS C VS. THE S&P SMALLCAP 600 INDEX*
   March 31, 2002 - October 31, 2004

               EATON VANCE TAX-MANAGED       S&P SMALLCAP
   DATE       SMALL-CAP VALUE FUND CLASS C   600 INDEX
---------------------------------------------------------
 3/31/2002                10,000                10,000
 4/30/2002                10,197                10,283
 5/31/2002                10,094                 9,857
 6/30/2002                 9,718                 9,347
 7/31/2002                 8,515                 8,027
 8/31/2002                 8,600                 8,103
 9/30/2002                 8,167                 7,607
10/31/2002                 8,289                 7,851
11/30/2002                 8,694                 8,260
12/31/2002                 8,440                 7,981
 1/31/2003                 8,073                 7,707
 2/28/2003                 8,055                 7,460
 3/31/2003                 8,195                 7,519
 4/30/2003                 8,703                 8,129
 5/31/2003                 9,201                 8,784
 6/30/2003                 9,323                 9,013
 7/31/2003                 9,727                 9,481
 8/31/2003                10,169                 9,943
 9/30/2003                 9,972                 9,651
10/31/2003                10,611                10,487
11/30/2003                10,968                10,884
12/31/2003                11,137                11,077
 1/31/2004                11,184                11,395
 2/29/2004                11,363                11,614
 3/31/2004                11,382                11,766
 4/30/2004                11,184                11,376
 5/31/2004                11,241                11,550
 6/30/2004                11,936                12,190
 7/31/2004                11,494                11,522
 8/31/2004                11,504                11,420
 9/30/2004                11,908                12,022
10/31/2004                12,011                12,246

*  SOURCES: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 3/4/02.
THE INDEX'S TOTAL RETURN DOES NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                         ONE YEAR    LIFE OF FUND
Return Before Taxes                         13.92%          10.36%
Return After Taxes on Distributions         13.92%          10.36%
Return After Taxes on Distributions
and Sale of Fund Shares                      9.05%           8.91%

RETURNS AT PUBLIC OFFERING PRICE (POP)(CLASS A)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                          7.34%          7.94%
Return After Taxes on Distributions          7.34%          7.94%
Return After Taxes on Distributions
and Sale of Fund Shares                      4.77%          6.81%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                         13.20%          9.62%
Return After Taxes on Distributions         13.20%          9.62%
Return After Taxes on Distributions
and Sale of Fund Shares                      8.58%          8.27%

RETURNS AT PUBLIC OFFERING PRICE (POP)(CLASS C)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                         12.20%          9.62%
Return After Taxes on Distributions         12.20%          9.62%
Return After Taxes on Distributions
and Sale of Fund Shares                      7.93%          8.27%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                         13.11%          9.59%
Return After Taxes on Distributions         13.11%          9.59%
Return After Taxes on Distributions
and Sale of Fund Shares                      8.52%          8.24%

RETURNS AT PUBLIC OFFERING PRICE (POP)(CLASS B)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                          8.11%          8.29%
Return After Taxes on Distributions          8.11%          8.29%
Return After Taxes on Distributions
and Sale of Fund Shares                      5.27%          7.12%

Class A, Class B, and Class C commenced operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV)do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND as of October 31, 2004
FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                  EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

                        BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING PERIOD*
                               (5/1/04)                (10/31/04)            (5/1/04-10/31/04)
     ------------------------------------------------------------------------------------------------
     Actual
     Class A                $    1,000.00            $     1076.98                  $     9.14
     Class B                $    1,000.00            $     1073.11                  $    13.03
     Class C                $    1,000.00            $     1073.95                  $    13.03

     Hypothetical
     (5% return per year before expenses)
     Class A                $    1,000.00            $    1,016.30                  $     8.87
     Class B                $    1,000.00            $    1,012.60                  $    12.65
     Class C                $    1,000.00            $    1,012.60                  $    12.65

     * Expenses are equal to the Fund's annualized expense ratio of 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed Small-Cap Value Portfolio, at value
   (identified cost, $18,700,666)                                                  $    23,685,226
Receivable for Fund shares sold                                                              9,875
Receivable from affiliate                                                                   73,728
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $    23,768,829
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable to affiliate for distribution and service fees                             $         4,503
Payable to affiliate for Trustees' fees                                                         13
Accrued expenses                                                                            29,392
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $        33,908
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $    23,734,921
--------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $    18,856,376
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                                       (106,015)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                      4,984,560
--------------------------------------------------------------------------------------------------
TOTAL                                                                              $    23,734,921
--------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $    10,771,744
SHARES OUTSTANDING                                                                         827,862
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $         13.01
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $13.01)                                                $         13.80
--------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $     7,784,121
SHARES OUTSTANDING                                                                         609,587
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $         12.77
--------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                         $     5,179,056
SHARES OUTSTANDING                                                                         405,261
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $         12.78
--------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio                                                 $       220,226
Interest allocated from Portfolio                                                            6,050
Expenses allocated from Portfolio                                                         (238,641)
--------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                                 $       (12,365)
--------------------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                                 $        31,280
Trustees' fees and expenses                                                                    150
Distribution and service fees
   Class A                                                                                  22,725
   Class B                                                                                  69,656
   Class C                                                                                  47,281
Registration fees                                                                           48,171
Transfer and dividend disbursing agent fees                                                 32,929
Legal and accounting services                                                               15,852
Custodian fee                                                                               12,797
Printing and postage                                                                         5,661
Miscellaneous                                                                                1,706
--------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $       288,208
--------------------------------------------------------------------------------------------------
Deduct --
   Allocation of Fund expenses to affiliate                                        $        73,728
--------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                           $        73,728
--------------------------------------------------------------------------------------------------

NET EXPENSES                                                                       $       214,480
--------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $      (226,845)
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                 $       (78,269)
--------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                                  $       (78,269)
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                             $     2,887,638
--------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $     2,887,638
--------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $     2,809,369
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $     2,582,524
--------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                                YEAR ENDED           YEAR ENDED
IN NET ASSETS                                                                      OCTOBER 31, 2004     OCTOBER 31, 2003
--------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                                             $         (226,845)  $         (121,233)
   Net realized gain (loss) from
      Investment transactions                                                                 (78,269)              11,962
   Net change in unrealized appreciation
      (depreciation) of investments                                                         2,887,638            3,285,630
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $        2,582,524   $        3,176,359
--------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                                      $        3,661,567   $        3,916,846
      Class B                                                                               1,686,742            3,318,875
      Class C                                                                               1,531,872            1,927,980
   Cost of shares redeemed
      Class A                                                                              (1,647,682)            (857,966)
      Class B                                                                                (630,993)            (778,358)
      Class C                                                                                (788,545)            (654,915)
   Net asset value of shares exchanged
      Class A                                                                                  72,695                   --
      Class B                                                                                 (72,695)                  --
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                                              $        3,812,961   $        6,872,462
--------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                                         $        6,395,485   $       10,048,821
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                               $       17,339,436   $        7,290,615
--------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                                     $       23,734,921   $       17,339,436
--------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                              CLASS A
                                                                         --------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                                         -------------------------         PERIOD ENDED
                                                                            2004           2003         OCTOBER 31, 2002(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                     $   11.420     $    8.860         $    10.000
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(1)                                                   $   (0.082)    $   (0.061)        $    (0.046)
Net realized and unrealized gain (loss)                                       1.672          2.621              (1.094)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                      $    1.590     $    2.560         $    (1.140)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                           $   13.010     $   11.420         $     8.860
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                               13.92%         28.89%             (11.40)%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                  $   10,772     $    7,509         $     3,105
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                             1.75%          1.75%               1.75%(5)
   Net investment loss                                                        (0.67)%        (0.62)%             (0.74)%(5)
Portfolio Turnover of the Portfolio                                              12%            21%                  5%
---------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                 2.10%          2.60%               4.41%(5)
   Net investment loss                                                        (1.02)%        (1.47)%             (3.40)%(5)
Net investment loss per share(1)                                         $   (0.125)    $   (0.145)        $    (0.211)
---------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, March 4, 2002, to October 31, 2002.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        See notes to financial statements

                                                                                              CLASS B
                                                                         --------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                                         -------------------------          PERIOD ENDED
                                                                            2004           2003         OCTOBER 31, 2002(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                     $   11.290     $    8.820         $    10.000
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(1)                                                   $   (0.171)    $   (0.132)        $    (0.091)
Net realized and unrealized gain (loss)                                       1.651          2.602              (1.089)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                      $    1.480     $    2.470         $    (1.180)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                           $   12.770     $   11.290         $     8.820
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                               13.11%         28.00%             (11.80)%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                  $    7,784     $    5,961         $     2,323
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                             2.50%          2.50%               2.50%(5)
   Net investment loss                                                        (1.41)%        (1.36)%             (1.47)%(5)
Portfolio Turnover of the Portfolio                                              12%            21%                  5%
---------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                 2.85%          3.35%               5.16%(5)
   Net investment loss                                                        (1.76)%        (2.21)%             (4.13)%(5)
Net investment loss per share(1)                                         $   (0.213)    $   (0.215)        $    (0.256)
---------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, March 4, 2002, to October 31, 2002.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        See notes to financial statements


                                                                                              CLASS C
                                                                         --------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                                         -------------------------          PERIOD ENDED
                                                                            2004           2003         OCTOBER 31, 2002(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                     $   11.290     $    8.820         $    10.000
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(1)                                                   $   (0.171)    $   (0.131)        $    (0.092)
Net realized and unrealized gain (loss)                                       1.661          2.601              (1.088)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                      $    1.490     $    2.470         $    (1.180)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                           $   12.780     $   11.290         $     8.820
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                               13.20%         28.00%             (11.80)%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                  $    5,179     $    3,870         $     1,862
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                             2.50%          2.50%               2.50%(5)
   Net investment loss                                                        (1.42)%        (1.35)%             (1.48)%(5)
Portfolio Turnover of the Portfolio                                              12%            21%                  5%
---------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                 2.85%          3.35%               5.16%(5)
   Net investment loss                                                        (1.77)%        (2.20)%             (4.15)%(5)
Net investment loss per share(1)                                         $   (0.213)    $   (0.213)        $    (0.258)
---------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, March 4, 2002, to October 31, 2002.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        See notes to financial statements

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND as of October 31, 2004 NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note
     6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Small-Cap Value Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (44.5% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

     C EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

     D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $97,328 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on October 31, 2010 ($13,645) and October 31, 2012 ($83,683).

     E EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

     F OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

     G INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

     H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2    DISTRIBUTIONS TO SHAREHOLDERS

     It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

     During the year ended October 31, 2004 paid-in capital was decreased by $226,845 and accumulated net investment loss was decreased by $226,845 primarily due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or the net asset value per share.

     As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

     CAPITAL LOSS CARRYFORWARDS                 $      (97,328)
     UNREALIZED APPRECIATION                    $    4,975,873

3    SHARES OF BENEFICIAL INTEREST

     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                            YEAR ENDED OCTOBER 31,
                                           ------------------------
     CLASS A                                  2004          2003
     --------------------------------------------------------------
     Sales                                    298,567       398,781
     Redemptions                             (134,413)      (91,876)
     Exchanges from Class B Shares              6,175            --
     --------------------------------------------------------------
     NET INCREASE                             170,329       306,905
     --------------------------------------------------------------

                                            YEAR ENDED OCTOBER 31,
                                           ------------------------
     CLASS B                                   2004          2003
     --------------------------------------------------------------
     Sales                                    140,127       346,955
     Redemptions                              (52,242)      (82,410)
     Exchanges to Class A shares               (6,256)           --
     --------------------------------------------------------------
     NET INCREASE                              81,629       264,545
     --------------------------------------------------------------

                                            YEAR ENDED OCTOBER 31,
                                           ------------------------
     CLASS C                                   2004          2003
     --------------------------------------------------------------
     Sales                                    127,970       200,583
     Redemptions                              (65,327)      (69,146)
     --------------------------------------------------------------
     NET INCREASE                              62,643       131,437
     --------------------------------------------------------------

4    TRANSACTIONS WITH AFFILIATES

     The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2004, the administration fee amounted to $31,280. Pursuant to a voluntary expense reimbursement, EVM was allocated $73,728 of the Fund's operating expenses for the year ended October 31, 2004. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.) EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2004, EVM earned $3,320 in sub-transfer agent fees.

     Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

     Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $10,902 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004.

     Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5    DISTRIBUTION AND SERVICE PLANS

     The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $52,217 and $35,461 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $236,000 and $240,000 for Class B and Class C shares, respectively.

     The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended October 31, 2004 amounted to $22,725, $17,439 and $11,820, for Class A, Class B and Class C shares, respectively.

6    CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

     No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see
     Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $6,500 and $800 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended October 31, 2004. EVD did not receive any CDSC for Class A shares for the year ended October 31, 2004.

7    INVESTMENT TRANSACTIONS

     Increases and decreases in the Fund's investment in the Portfolio aggregated $6,906,433 and $3,289,822, respectively, for the year ended October 31, 2004.

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, and for the period from the start of business, March 4, 2002, to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

TAX-MANAGED SMALL-CAP VALUE PORTFOLIO as of October 31, 2004

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 97.4%

SECURITY                                                       SHARES        VALUE
-------------------------------------------------------------------------------------------
AUTO RELATED -- 3.0%

BorgWarner, Inc.                                                   35,000    $    1,623,300
-------------------------------------------------------------------------------------------
                                                                             $    1,623,300
-------------------------------------------------------------------------------------------

CEMENT -- 3.2%

Lafarge North America, Inc.                                        35,000    $    1,715,000
-------------------------------------------------------------------------------------------
                                                                             $    1,715,000
-------------------------------------------------------------------------------------------

CHEMICAL -- 5.9%

Georgia Gulf Corp.                                                 28,500    $    1,290,195
RPM, Inc.                                                         104,400         1,840,572
-------------------------------------------------------------------------------------------
                                                                             $    3,130,767
-------------------------------------------------------------------------------------------

COMPUTER / COMMUNICATIONS RELATED -- 3.0%

Actel Corp.(1)                                                     25,000    $      379,250
International Rectifier Corp.(1)                                   31,000         1,232,250
-------------------------------------------------------------------------------------------
                                                                             $    1,611,500
-------------------------------------------------------------------------------------------

CONSTRUCTION / ENGINEERING -- 3.7%

Granite Construction, Inc.                                         45,000    $    1,092,600
Insituform Technologies, Inc.(1)                                   44,500           881,990
-------------------------------------------------------------------------------------------
                                                                             $    1,974,590
-------------------------------------------------------------------------------------------

DRUGS -- 0.9%

Par Pharmaceutical Cos, Inc.(1)                                    12,500    $      493,125
-------------------------------------------------------------------------------------------
                                                                             $      493,125
-------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 3.2%

Belden CDT, Inc.                                                   77,000    $    1,711,710
-------------------------------------------------------------------------------------------
                                                                             $    1,711,710
-------------------------------------------------------------------------------------------

ELECTRONICS -- 3.0%

Bel Fuse, Inc. Class B                                             33,400    $    1,120,570
Technitrol, Inc.(1)                                                28,000           456,960
-------------------------------------------------------------------------------------------
                                                                             $    1,577,530
-------------------------------------------------------------------------------------------

ENERGY -- 11.7%

Newfield Exploration Co.(1)                                        29,000    $    1,687,800
Piedmont Natural Gas Co., Inc.                                     28,000         1,274,840
Questar Corp.                                                      29,000         1,392,000
Spinnaker Exploration Co.(1)                                       40,000    $    1,276,800
XTO Energy, Inc.                                                   17,966           599,705
-------------------------------------------------------------------------------------------
                                                                             $    6,231,145
-------------------------------------------------------------------------------------------

FOOD WHOLESALERS / RETAILERS -- 2.0%

Performance Food Group Co.(1)                                      23,000    $      534,980
SUPERVALU, Inc.                                                    17,900           527,871
-------------------------------------------------------------------------------------------
                                                                             $    1,062,851
-------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 5.4%

Church & Dwight Co., Inc.                                          75,750    $    2,061,915
Libbey, Inc.                                                       44,700           811,305
-------------------------------------------------------------------------------------------
                                                                             $    2,873,220
-------------------------------------------------------------------------------------------

INDUSTRIAL PRODUCTS -- 8.6%

A.O. Smith Corp.                                                   52,000    $    1,380,080
Albany International Corp., Class A                                35,300         1,059,706
CLARCOR, Inc.                                                      11,000           542,300
Teleflex, Inc.                                                     37,000         1,620,230
-------------------------------------------------------------------------------------------
                                                                             $    4,602,316
-------------------------------------------------------------------------------------------

INSURANCE -- 5.2%

Protective Life Corp.                                              43,000    $    1,689,900
Scottish Re Group Ltd.                                             47,000         1,057,500
-------------------------------------------------------------------------------------------
                                                                             $    2,747,400
-------------------------------------------------------------------------------------------

MEDICAL SERVICES / SUPPLIES -- 11.7%

CONMED Corp.(1)                                                    44,000    $    1,235,080
DENTSPLY International, Inc.                                       10,400           540,904
Mentor Corp.                                                       32,600         1,134,480
MIM Corp.(1)                                                       49,600           283,265
Owens & Minor, Inc.                                                34,000           890,460
PolyMedica Corp.                                                   40,000         1,400,000
West Pharmaceutical Services, Inc.                                 32,000           733,120
-------------------------------------------------------------------------------------------
                                                                             $    6,217,309
-------------------------------------------------------------------------------------------

PACKAGING -- 3.7%

AptarGroup, Inc.                                                   41,500    $    1,947,180
-------------------------------------------------------------------------------------------
                                                                             $    1,947,180
-------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                       SHARES        VALUE
------------------------------------------------------------------------------------------
RESTAURANT -- 5.1%

Applebee's International, Inc.                                     28,500   $      651,795
CBRL Group, Inc.                                                   40,000        1,450,400
Outback Steakhouse, Inc.                                           15,000          593,850
------------------------------------------------------------------------------------------
                                                                            $    2,696,045
------------------------------------------------------------------------------------------

RETAILING -- 6.5%

BJ's Wholesale Club, Inc.(1)                                       50,000   $    1,451,500
Claire's Stores, Inc.                                              51,000        1,327,020
ShopKo Stores, Inc.(1)                                             38,000          655,120
------------------------------------------------------------------------------------------
                                                                            $    3,433,640
------------------------------------------------------------------------------------------

TOY -- 3.6%

JAKKS Pacific, Inc.(1)                                             51,500   $      811,640
RC2 Corp.(1)                                                       40,000        1,114,400
------------------------------------------------------------------------------------------
                                                                            $    1,926,040
------------------------------------------------------------------------------------------

TRANSPORTATION -- 8.0%

Arkansas Best Corp.                                                67,000   $    2,619,030
Yellow Roadway Corp.(1)                                            34,536        1,657,383
------------------------------------------------------------------------------------------
                                                                            $    4,276,413
------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST, $39,583,236)                                           $   51,851,081
------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 97.4%
   (IDENTIFIED COST, $39,583,236)                                           $   51,851,081
------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 2.6%                                      $    1,374,436
------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                        $   53,225,517
------------------------------------------------------------------------------------------

(1)  Non-income producing security.

                        See notes to financial statements

TAX-MANAGED SMALL-CAP VALUE PORTFOLIO as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $39,583,236)           $   51,851,081
Cash                                                                1,363,965
Dividends and interest receivable                                      46,821
-----------------------------------------------------------------------------
TOTAL ASSETS                                                   $   53,261,867
-----------------------------------------------------------------------------

LIABILITIES

Payable to affiliate for Trustees' fees                        $        2,017
Accrued expenses                                                       34,333
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                              $       36,350
-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO      $   53,225,517
-----------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals        $   40,957,672
Net unrealized appreciation (computed on the basis of
   identified cost)                                                12,267,845
-----------------------------------------------------------------------------
TOTAL                                                          $   53,225,517
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends                                                      $      533,421
Interest                                                               14,641
-----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        $      548,062
-----------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                         $      503,768
Trustees' fees and expenses                                             5,676
Custodian fee                                                          42,134
Legal and accounting services                                          24,429
Miscellaneous                                                           1,765
-----------------------------------------------------------------------------
TOTAL EXPENSES                                                 $      577,772
-----------------------------------------------------------------------------

NET INVESTMENT LOSS                                            $      (29,710)
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)             $      (18,679)
-----------------------------------------------------------------------------
NET REALIZED LOSS                                              $      (18,679)
-----------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                         $    6,737,706
-----------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           $    6,737,706
-----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                               $    6,719,027
-----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $    6,689,317
-----------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                                YEAR ENDED            YEAR ENDED
IN NET ASSETS                                                                      OCTOBER 31, 2004      OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                                             $          (29,710)   $          (11,509)
   Net realized gain (loss)
      from Investment transactions                                                            (18,679)              245,057
   Net change in unrealized
      appreciation (depreciation)
      of investments                                                                        6,737,706             7,809,413
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                                                 $        6,689,317    $        8,042,961
---------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                                                   $       11,868,068    $       19,625,349
   Withdrawals                                                                             (7,234,811)           (3,105,310)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS                                                       $        4,633,257    $       16,520,039
---------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                                         $       11,322,574    $       24,563,000
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                               $       41,902,943    $       17,339,943
---------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                                     $       53,225,517    $       41,902,943
---------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                           YEAR ENDED OCTOBER 31,
                                                                         -------------------------     PERIOD ENDED
                                                                           2004            2003        OCTOBER 31, 2002(1)
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                                    1.14%          1.18%            1.77%(2)
   Net investment loss                                                        (0.06)%        (0.04)%          (0.74)%(2)
Portfolio Turnover                                                               12%            21%               5%
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                               14.62%         29.62%          (11.41)%
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                                  $   53,226     $   41,903     $     17,340
--------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2002, to October 31, 2002.
(2)  Annualized.
(3)  Total return is not computed on an annualized basis.

                        See notes to financial statements

TAX-MANAGED SMALL-CAP VALUE PORTFOLIO as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Tax-Managed Small-Cap Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 10, 2001, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Eaton Vance Tax-Managed Small-Cap Value Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 44.5% and 55.3% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices, or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at their fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

     B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

     C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     D FINANCIAL FUTURES CONTRACT -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

     E PUT OPTIONS -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

     F SECURITIES SOLD SHORT -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

     G FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     H EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

     I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

     J USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     K OTHER -- Investment transactions are accounted for on a trade-date basis.

2    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment adviser fee is earned by Boston Management and Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee in the amount of 1.00% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the advisory fee amounted to $503,768. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Fox Asset Management LLC (Fox), a majority-owned subsidiary of EVM. BMR pays Fox a monthly fee for sub-advisory services provided to the Portfolio in the amount of 0.75% annually of average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

     Certain officers and Trustees of the Portfolio are officers of the above organizations.

3    INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term obligations, aggregated $14,261,052 and $5,399,625, respectively, for the year ended October 31, 2004.

4    FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

     The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

     AGGREGATE COST                              $    39,583,236
     -----------------------------------------------------------
     Gross unrealized appreciation               $    13,191,662
     Gross unrealized depreciation                      (923,817)
     -----------------------------------------------------------
     NET UNREALIZED APPRECIATION                 $    12,267,845
     -----------------------------------------------------------

5    FINANCIAL INSTRUMENTS

     The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2004.

6    LINE OF CREDIT

     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the year ended October 31, 2004.

TAX-MANAGED SMALL-CAP VALUE PORTFOLIO as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED SMALL-CAP VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Small-Cap Value Portfolio (the Portfolio) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the two years then ended and the period from the start of business, March 1, 2002 to October 31, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Value Portfolio as of October 31, 2004, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                            POSITION(S)         TERM OF                               NUMBER OF PORTFOLIOS
                             WITH THE          OFFICE AND                               IN FUND COMPLEX
   NAME AND                  TRUST AND         LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN BY
 DATE OF BIRTH             THE PORTFOLIO        SERVICE      DURING PAST FIVE YEARS       TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes            Trustee of the    Trustee of the  Chairman, President and         192               Director of EVC
11/9/41                   Trust; President    Trust since    Chief Executive Officer
                           and Trustee of        1991;       of BMR, EVC, EVM and
                           the Portfolio     President and   EV; Director of EV;
                                             Trustee of the  Vice President and
                                               Portfolio     Director of EVD.
                                               since 2001    Trustee and/or officer
                                                             of 192 registered
                                                             investment companies in
                                                             the Eaton Vance Fund
                                                             Complex. Mr. Hawkes is
                                                             an interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Trust and the
                                                             Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III          Trustee        Trustee of the  Jacob H. Schiff                 192             Director of Tiffany
2/23/35                                       Trust since    Professor of Investment                           & Co. (specialty
                                              1986; of the   Banking Emeritus,                               retailer) and Telect,
                                               Portfolio     Harvard University                            Inc. (telecommunication
                                               since 2001    Graduate School of                               services company)
                                                             Business
                                                             Administration.

William H. Park               Trustee          Since 2003    President and Chief             192                    None
9/19/47                                                      Executive Officer,
                                                             Prizm Capital
                                                             Management, LLC
                                                             (investment management
                                                             firm) (since 2002).
                                                             Executive Vice
                                                             President and Chief
                                                             Financial Officer,
                                                             United Asset Management
                                                             Corporation ( a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) (1982-2001).

Ronald A. Pearlman            Trustee          Since 2003    Professor of Law,               192                    None
7/10/40                                                      Georgetown University
                                                             Law Center (since
                                                             1999). Tax Partner,
                                                             Covington & Burling,
                                                             Washington, DC
                                                             (1991-2000).

Norton H. Reamer              Trustee        Trustee of the  President, Chief                192                    None
9/21/35                                       Trust since    Executive Officer and a
                                              1986; of the   Director of Asset
                                               Portfolio     Management Finance
                                               since 2001    Corp. (a specialty
                                                             finance company serving
                                                             the investment
                                                             management industry)
                                                             (since October 2003).
                                                             President, Unicorn
                                                             Corporation (an
                                                             investment and
                                                             financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Formerly, Chairman,
                                                             Hellman, Jordan
                                                             Management Co., Inc.
                                                             (an investment
                                                             management company)
                                                             (2000-2003). Formerly,
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm)
                                                             (2002-2003). Formerly
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds) (1980-2000).

Lynn A. Stout                 Trustee        Trustee of the  Professor of Law,               192                    None
9/14/57                                       Trust since    University of
                                              1998; of the   California at Los
                                               Portfolio     Angeles School of Law
                                               since 2001    (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                             POSITION(S)                     TERM OF
                              WITH THE                     OFFICE AND
    NAME AND                  TRUST AND                     LENGTH OF                         PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH             THE PORTFOLIO                    SERVICE                          DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.    President of the Trust;   President of the Trust since   Executive Vice President of EVM, BMR, EVC and EV;
5/31/58                    Vice President        2002; Vice President of the    Chief Investment Officer of EVM and BMR and
                          of the Portfolio            Portfolio since 2001      Director of EVC. Chief Executive Officer of Belair
                                                                                Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                                Belmar Capital Fund LLC, Belport Capital Fund LLC
                                                                                and Belrose Capital Fund LLC (private investment
                                                                                companies sponsored by EVM). Officer of 55
                                                                                registered investment companies managed by EVM or
                                                                                BMR.

William H. Ahern, Jr.      Vice President                  Since 1995           Vice President of EVM and BMR. Officer of 78
7/28/59                     of the Trust                                        registered investment companies managed by EVM or
                                                                                BMR.

Thomas J. Fetter           Vice President                  Since 1997           Vice President of EVM and BMR. Officer of 124
8/20/43                     of the Trust                                        registered investment companies managed by EVM or
                                                                                BMR.

Michael R. Mach            Vice President                  Since 1999           Vice President of EVM and BMR. Previously,
7/15/47                     of the Trust                                        Managing Director and Senior Analyst for Robertson
                                                                                Stephens (1998-1999). Officer of 28 registered
                                                                                investment companies managed by EVM or BMR.

Robert B. MacIntosh        Vice President                  Since 1998           Vice President of EVM and BMR. Officer of 124
1/22/57                     of the Trust                                        registered investment companies managed by EVM or
                                                                                BMR.

George C. Pierides         Vice President                  Since 2001           Senior Managing Director of Fox. Officer of 12
12/16/57                  of the Portfolio                                      registered investment companies managed by EVM
                                                                                or BMR.

Duncan W. Richardson       Vice President                  Since 2001           Senior Vice President and Chief Equity Investment
10/26/57                    of the Trust                                        Officer of EVM and BMR. Officer of 44 registered
                                                                                investment companies managed by EVM or BMR.

Walter A. Row, III         Vice President                  Since 2001           Director of Equity Research and a Vice President
7/20/57                     of the Trust                                        of EVM and BMR. Officer of 24 registered
                                                                                investment companies managed by EVM or BMR.

Judith A. Saryan           Vice President                  Since 2003           Vice President of EVM and BMR. Previously,
8/21/54                     of the Trust                                        Portfolio Manager and Equity Analyst for State
                                                                                Street Global Advisers (1980-1999). Officer of 27
                                                                                registered investment companies managed by EVM or
                                                                                BMR.

Susan Schiff               Vice President                  Since 2002           Vice President of EVM and BMR. Officer of 27
3/13/61                     of the Trust                                        registered investment companies managed by EVM or
                                                                                BMR.

Alan R. Dynner             Secretary             Secretary of the Trust since   Vice President, Secretary and Chief Legal
10/10/40                                         1997; of the Portfolio since   Officer of BMR, EVM, EVD, EV and EVC. Officer of
                                                           2001                 192 registered investment companies managed by EVM
                                                                                or BMR.

Michelle A. Green          Treasurer of                    Since 2002           Vice President of EVM and BMR. Chief Financial
8/25/69                    the Portfolio                                        Officer of Belair Capital Fund LLC, Belcrest
                                                                                Capital Fund LLC, Belmar Capital Fund LLC, Belport
                                                                                Capital Fund LLC and Belrose Capital Fund LLC
                                                                                (private investment companies sponsored by EVM).
                                                                                Officer of 83 registered investment companies
                                                                                managed by EVM or BMR.

James L. O'Connor      Treasurer of the Trust              Since 1989           Vice President of BMR, EVM and EVD. Officer of 114
4/1/45                                                                          registered investment companies managed by EVM or
                                                                                BMR.

Paul M. O'Neil             Chief Compliance                Since 2004           Vice President of EVM and BMR. Officer of 192
7/11/53                        Officer                                          registered investment companies managed by EVM or
                                                                                BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

           INVESTMENT ADVISER OF TAX-MANAGED SMALL-CAP VALUE PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

              SUB-ADVISER OF TAX-MANAGED SMALL-CAP VALUE PORTFOLIO
                            FOX ASSET MANAGEMENT LLC
                               44 SYCAMORE AVENUE
                            LITTLE SILVER, NJ 07739

         ADMINISTRATOR OF EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                             PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                   CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                   PFPC INC.
                            ATTN: EATON VANCE FUNDS
                                 P.O. BOX 9653
                           PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                             DELOITTE & TOUCHE LLP
                              200 BERKELEY STREET
                             BOSTON, MA 02116-5022


                  EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

1300-12/04                                                              TMSCVSRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

EATON VANCE TAX-MANAGED VALUE FUND

[GRAPHIC IMAGE]

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

               For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

                                IMPORTANT NOTICE
                             REGARDING DELIVERY OF
                             SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2004
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
[PHOTO OF MICHAEL R. MACH, CFA]
Michael R. Mach, CFA
Portfolio Manager

THE FUND

PERFORMANCE FOR THE PAST YEAR
- During the year ended October 31, 2004, the Fund's Class A shares had a total return of 12.96%. This return was the result of an increase in net asset value (NAV) per share to $13.95 on October 31, 2004, from $12.46 on October 31, 2003, and the reinvestment of $0.116 per share in dividend income.(1)

- The Fund's Class B shares had a total return of 12.10% during the same period, the result of an increase in NAV per share to $13.13 on October 31, 2004, from $11.74 on October 31, 2003, and the reinvestment of $0.029 per share in dividend income.(1)

- The Fund's Class C shares had a total return of 12.05% during the same period, the result of an increase in NAV per share to $13.47 on October 31, 2004, from $12.05 on October 31, 2003, and the reinvestment of $0.030 per share in dividend income.(1)

- For comparison, the Russell 1000 Value Index had a total return of 15.45% during the same period.(2)

   SEE PAGES 4 AND 5 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION
- During the 12-month period ended October 31, 2004, the U.S. equity markets extended their recent advance. Two continued drivers of equity market strength have been the growing U.S. economy and the more favorable investment tax environment created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Robust economic growth has helped corporations grow their earnings and cash flows, and the new lower tax rates being applied to capital gains and qualified equity dividend income are providing equity investors with a tax environment about as favorable as any we have known since the federal income tax was instituted in 1913.

- For its most recent fiscal year, the Fund provided shareholders with a return that fell between the 15.45% return of the Russell 1000 Value Index and the 9.41% return of the S&P 500 Index.(2)

- Stocks making positive contributions to the Fund's recent performance include energy-related shares. The Portfolio's holdings in this sector saw their share prices advance, as demand and prices for oil and natural gas moved higher. Also contributing to recent Fund performance were a cluster of stocks offering above-average dividend yields along with traditions of above-average dividend growth. For example, as of October 31, 2004, two of the Portfolio's holdings provided current dividend yields in excess of 3% and had five-year histories of annualized double-digit dividend growth.

- Over the last year, health care was the single broad economic sector of the Russell 1000 Value Index that generated negative returns.(2) During the period, the Portfolio owned a number of health care-related stocks that also declined in value. While some of these holdings were eliminated from the Portfolio, we remain quite constructive on the prospects for one of our largest holdings, a leading manufacturer of ethical drugs.

- Eaton Vance Tax-Managed Value Fund will celebrate its five-year anniversary on December 27, 2004. From December 31, 1999, through October 31, 2004, the Fund's A shares have provided shareholders with an annualized average return of 7.00%. This return compares favorably against the 3.68% annualized return generated by the Russell 1000 Value Index or the -3.84% annualized return generated by the S&P 500 Index for the same period.(2)

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
   ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE
  WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE
 LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END,
                      PLEASE REFER TO www.eatonvance.com.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE(CDSC)FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. (2)IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

     FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITOR Y INSTITUTION. SHARES ARE
  SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

- The timeframe from year-end 1999 through the end of the Fund's latest fiscal year is an interesting one in that it includes periods of significant market advance as well as spells of troubling market decline. Throughout the timeframe, we believe the engines most responsible for driving the Fund's performance were its well-defined investment philosophy, its disciplined investment process, and its ability to take advantage of the insights generated by Eaton Vance's stable team of experienced equity research analysts.

- Going forward we will continue to adhere to the Fund's philosophy of investing in a diversified portfolio of value stocks made up of companies that we generally believe to be characterized by strong business franchises. Our discipline remains one of only buying shares in such companies when those shares are inexpensive or undervalued relative to the overall market. At October 31, 2004, the majority of stocks found in the Portfolio are dividend-paying stocks that we believe offer good potential for solid dividend growth going forward.

- Given the historically low tax rates now being applied to qualifying equity dividend income, an increasing number of companies are paying dividends and many companies have begun to grow their dividends at accelerated rates. This is providing a new concept of growth, a concept of dividend growth that we believe conservative investors are coming to appreciate more and more fully.

- In closing, I would like to thank you, my fellow shareholders, for your continued confidence and participation in Eaton Vance Tax-Managed Value Fund.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

TEN LARGEST HOLDINGS*
By net assets

 Bank of America Corp.                2.5%
 Occidental Petroleum Corp.           2.4
 ConocoPhillips                       2.4
 ChevronTexaco Corp.                  2.3
 MetLife, Inc.                        2.2
 Exxon Mobil Corp.                    2.2
 Wells Fargo &Co.                     2.1
 Wyeth                                2.0
 National City Corp.                  2.0
 Citigroup, Inc.                      1.9

COMMON STOCK INVESTMENTS BY SECTOR*
By net assets

Financials                           31.4%

Energy                               14.4%

Industrials                          11.3%

Consumer Discretionary               10.1%

Consumer Staples                      6.2%

Materials                             5.8%

Utilities                             5.8%

Information Technology                5.3%

Health Care                           4.4%

Telecommunications                    4.0%

* Ten Largest Holdings represented 22.0% of the Portfolio's net assets as of October 31, 2004. Holdings and sectors subject to change due to active management.

PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of value stocks, and the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell 1000 Value Index, and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------
Average Annual Total Returns (at
net asset value)
One Year                                        12.96%    12.10%    12.05%
Life of Fund+                                    7.31%     5.89%     6.48%
SEC Average Annual Total Returns (including
sales charge or applicable CDSC)
One Year                                         6.47%     7.10%    11.05%
Life of Fund+                                    6.01%     5.55%     6.48%

+Inception Dates - Class A: 12/27/99; Class B: 1/18/00; Class C:1/24/00

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE(CDSC)FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SECRETURNS FOR CLASS B AND CLASS C SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE:5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED VALUE FUND, CLASS A, VS. THE S&P 500 INDEX AND THE RUSSELL 1000 VALUE INDEX**
   December 31, 1999 - October 31, 2004

                   EATON VANCE TAX-MANAGED VALUE FUND- CLASS A
                               Inception: 12/27/99

                                       EATON VANCE
                                       TAX-MANAGED
                    EATON VANCE     VALUE FUND, CLASS A                     RUSSELL
                    TAX-MANAGED       WITH MAXIMUM          S&P 500       1000 VALUE
  DATE          VALUE FUND, CLASS A   SALES CHARGE           INDEX           INDEX
-------------------------------------------------------------------------------------
  12/31/1999            10000               9425               10000            10000
   1/31/2000          9635.47            9080.78             9497.63             9674
   2/29/2000          9261.09            8727.95             9318.03          8955.22
   3/31/2000          10285.7            9693.59            10229.01         10047.76
   4/30/2000          10502.5            9897.86             9921.37          9931.21
   5/31/2000          10778.3           10157.84             9717.71         10035.48
   6/30/2000          10295.6            9702.88             9957.32          9576.86
   7/31/2000          10463.1            9860.72             9801.78          9696.57
   8/31/2000          11211.8           10566.39            10410.27         10237.64
   9/30/2000          11517.3           10854.22             9860.82         10331.83
  10/31/2000          11970.5           11281.34             9818.99         10585.99
  11/30/2000          11684.7           11012.07             9045.43         10193.25
  12/31/2000          12472.9           11754.87              9089.8         10703.93
   1/31/2001          12640.4           11912.72              9412.1         10744.61
   2/28/2001          12581.3           11857.01             8554.44         10445.91
   3/31/2001          12187.2           11485.61             8012.82         10077.16
   4/30/2001          12748.8           12014.85                8635         10570.95
   5/31/2001          13172.4           12414.11             8692.92         10808.79
   6/30/2001          12807.9           12070.57             8481.43         10568.84
   7/31/2001          12768.5           12033.42              8397.9         10546.64
   8/31/2001          12581.3           11857.01             7872.71         10123.72
   9/30/2001          11615.8           10947.07             7237.02          9411.01
  10/31/2001          11596.1            10928.5              7375.1          9330.08
  11/30/2001          12206.9           11504.18             7940.69          9872.16
  12/31/2001          12591.1           11866.29             8010.29         10105.14
   1/31/2002          12394.1           11680.59             7893.46         10027.33
   2/28/2002          12403.9           11689.88              7741.2         10043.37
   3/31/2002          12817.7           12079.85             8032.37         10518.42
   4/30/2002          12502.5           11782.73              7545.6         10157.64
   5/31/2002          12541.9           11819.87             7490.21         10208.43
   6/30/2002          11891.6           11207.06             6956.86          9622.47
   7/31/2002          10847.3           10222.84              6414.7          8727.58
   8/31/2002          10975.4           10343.55             6456.69          8793.91
   9/30/2002          9990.15            9415.04             5755.61          7816.02
  10/31/2002          10610.8              10000             6261.71          8395.19
  11/30/2002            10936           10306.41             6629.91          8924.09
  12/31/2002          10556.2            9948.53             6240.62          8536.78
   1/31/2003          10250.7            9660.57             6077.45          8330.19
   2/28/2003          9994.41            9419.06             5986.14          8107.78
   3/31/2003          10043.7             9465.5              6044.1          8121.56
   4/30/2003          10704.1           10087.86             6541.71          8836.26
   5/31/2003            11256           10608.05             6886.05          9407.08
   6/30/2003          11423.6           10765.96             6974.01          9524.67
   7/31/2003          11472.9           10812.41             7097.04          9666.59
   8/31/2003          11719.3           11044.63             7235.17          9817.38
   9/30/2003          11630.6           10961.03             7158.57          9721.17
  10/31/2003          12281.1           11574.11             7563.32         10316.11
  11/30/2003          12458.5           11741.31             7629.79         10456.41
  12/31/2003          13057.4           12305.71             8029.65         11100.52
   1/31/2004          13206.6           12446.29                8177         11295.89
   2/29/2004            13485           12708.72             8290.62         11537.62
   3/31/2004          13425.4           12652.48             8165.56         11436.09
   4/30/2004          13017.6           12268.22             8037.54         11157.05
   5/31/2004          13146.9           12390.06             8147.62         11270.85
   6/30/2004          13415.4           12643.11                8306         11536.85
   7/31/2004          13246.4           12483.78             8031.13         11374.18
   8/31/2004          13375.6           12605.62             8063.39         11535.69
   9/30/2004          13733.6           12943.02             8150.67         11714.49
  10/31/2004          13872.9           13074.23             8275.19         11908.96

** SOURCE: THOMSON FINANCIAL. CLASS A OF THE FUND COMMENCED INVESTMENT
   OPERATIONS ON 12/27/99.

   A $10,000 HYPOTHETICAL INVESTMENT ON 1/18/00 AT NET ASSET VALUE IN CLASS B SHARES WOULD HAVE BEEN VALUED AT $13,161 ON OCTOBER 31, 2004; $12,961 AFTER DEDUCTION OF THE APPLICABLE CDSC. A $10,000 HYPOTHETICAL INVESTMENT ON 1/24/00 AT NET ASSET VALUE IN CLASS C SHARES WOULD HAVE BEEN VALUED AT $13,502 ON OCTOBER 31, 2004. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                        ONE YEAR   LIFE OF FUND
Return Before Taxes                      12.96%       7.31%
Return After Taxes on Distributions      12.81%       7.28%
Return After Taxes on Distributions
and Sale of Fund Shares                   8.60%       6.33%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                        ONE YEAR   LIFE OF FUND
Return Before Taxes                       6.47%       6.01%
Return After Taxes on Distributions       6.33%       5.98%
Return After Taxes on Distributions
and Sale of Fund Shares                   4.37%       5.18%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                        ONE YEAR   LIFE OF FUND
Return Before Taxes                      12.05%       6.48%
Return After Taxes on Distributions      12.01%       6.48%
Return After Taxes on Distributions
and Sale of Fund Shares                   7.88%       5.60%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                        ONE YEAR   LIFE OF FUND
Return Before Taxes                      11.05%       6.48%
Return After Taxes on Distributions      11.01%       6.48%
Return After Taxes on Distributions
and Sale of Fund Shares                   7.23%       5.60%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                        ONE YEAR   LIFE OF FUND
Return Before Taxes                      12.10%       5.89%
Return After Taxes on Distributions      12.07%       5.88%
Return After Taxes on Distributions
and Sale of Fund Shares                   7.92%       5.08%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                        ONE YEAR   LIFE OF FUND
Return Before Taxes                       7.10%       5.55%
Return After Taxes on Distributions       7.07%       5.54%
Return After Taxes on Distributions
and Sale of Fund Shares                   4.67%       4.79%

Class A, Class B, and Class C commenced operations on 12/27/99, 1/18/00, and 1/24/00, respectively. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
   ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT
                 MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2004
FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                       EATON VANCE TAX-MANAGED VALUE FUND

                                 BEGINNING ACCOUNT VALUE    ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                       (5/1/04)                  (10/31/04)              (5/1/04 - 10/31/04)
      -----------------------------------------------------------------------------------------------------------
      Actual
      Class A                           $ 1,000.00                $ 1,065.70                   $  6.33
      Class B                           $ 1,000.00                $ 1,061.44                   $ 10.16
      Class C                           $ 1,000.00                $ 1,061.46                   $ 10.16

      Hypothetical
      (5% return per year before
      expenses)
      Class A                           $ 1,000.00                $ 1,019.00                   $  6.19
      Class B                           $ 1,000.00                $ 1,015.30                   $  9.93
      Class C                           $ 1,000.00                $ 1,015.30                   $  9.93

      * Expenses are equal to the Fund's annualized expense ratio of 1.22% for Class A shares, 1.96% for Class B shares, and 1.96% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed Value Portfolio, at value
   (identified cost, $546,900,618)                                       $   715,440,779
Receivable for Fund shares sold                                                  648,693
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $   716,089,472
----------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                         $     2,051,367
Payable to affiliate for distribution and service fees                           134,722
Payable to affiliate for Trustees' fees                                              220
Accrued expenses                                                                 151,576
----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $     2,337,885
----------------------------------------------------------------------------------------
NET ASSETS                                                               $   713,751,587
----------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                          $   647,236,225
Accumulated net realized loss from Portfolio (computed on
   the basis of identified cost)                                            (105,012,721)
Accumulated undistributed net investment income                                2,987,922
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                          168,540,161
----------------------------------------------------------------------------------------
TOTAL                                                                    $   713,751,587
----------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                               $   269,907,535
SHARES OUTSTANDING                                                            19,348,940
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $         13.95
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $13.95)                                      $         14.80
----------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                               $   227,777,920
SHARES OUTSTANDING                                                            17,348,396
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $         13.13
----------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                               $   216,066,132
SHARES OUTSTANDING                                                            16,036,659
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $         13.47
----------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.


STATEMENT OF OPERTAIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $57,646)       $    15,414,873
Interest allocated from Portfolio                                                 89,621
Expenses allocated from Portfolio                                             (4,710,848)
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                     $    10,793,646
----------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                       $     1,028,450
Trustees' fees and expenses                                                        3,195
Distribution and service fees
   Class A                                                                       621,254
   Class B                                                                     2,157,773
   Class C                                                                     2,120,272
   Class D                                                                        92,353
Transfer and dividend disbursing agent fees                                      738,446
Printing and postage                                                              70,288
Registration fees                                                                 45,504
Custodian fee                                                                     33,720
Legal and accounting services                                                     25,840
Miscellaneous                                                                     20,024
----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $     6,957,119
----------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                    $     3,836,527
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $    20,940,232
   Foreign currency transactions                                                   1,284
----------------------------------------------------------------------------------------
NET REALIZED GAIN                                                        $    20,941,516
----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                   $    53,247,347
   Foreign currency                                                                7,988
----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $    53,255,335
----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                         $    74,196,851
----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $    78,033,378
----------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                      YEAR ENDED           YEAR ENDED
IN NET ASSETS                                                            OCTOBER 31, 2004     OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                                 $       3,836,527    $       2,323,951
   Net realized gain from investment and
      foreign currency transactions                                             20,941,516            5,738,640
   Net change in unrealized
      appreciation (depreciation)
      from investments and foreign currency                                     53,255,335           72,355,401
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $      78,033,378    $      80,417,992
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                                            $      (1,984,039)   $         (75,607)
      Class B                                                                     (506,249)                  --
      Class C                                                                     (495,483)                  --
      Class D                                                                      (23,797)                  --
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      $      (3,009,568)   $         (75,607)
---------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                            $      75,408,071    $      65,585,256
      Class B                                                                   19,948,754           37,349,052
      Class C                                                                   31,618,250           51,087,833
      Class D                                                                    1,687,731            2,525,915
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                                                    1,630,589               62,855
      Class B                                                                      375,448                   --
      Class C                                                                      342,453                   --
      Class D                                                                       22,024                   --
   Cost of shares redeemed
      Class A                                                                  (48,203,508)         (63,428,122)
      Class B                                                                  (29,037,152)         (34,564,639)
      Class C                                                                  (36,554,297)         (52,119,008)
      Class D                                                                   (1,286,713)          (1,173,727)
   Net asset value of shares exchanged
      Class A                                                                    2,349,078                   --
      Class B                                                                   (2,349,078)                  --
   Net asset value of shares merged
      Class B                                                                   11,191,097                   --
      Class D                                                                  (11,191,097)
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                                    $      15,951,650    $       5,325,415
---------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                               $      90,975,460    $      85,667,800
---------------------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED           YEAR ENDED
NET ASSETS                                                               OCTOBER 31, 2004     OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------
AT beginning of year                                                     $     622,776,127   $     537,108,327
---------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                           $     713,751,587   $     622,776,127
---------------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS
---------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                           $       2,987,922   $       2,250,026
---------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                      CLASS A
                                                           ----------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------
                                                              2004         2003         2002         2001          2000(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                       $   12.460   $   10.770   $   11.770   $   12.150     $   10.000
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                               $    0.135   $    0.101   $    0.051   $    0.012     $   (0.002)
Net realized and unrealized gain (loss)                         1.471        1.594       (1.051)      (0.392)         2.152
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                        $    1.606   $    1.695   $   (1.000)  $   (0.380)    $    2.150
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                 $   (0.116)  $   (0.005)  $       --   $       --     $       --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                        $   (0.116)  $   (0.005)  $       --   $       --     $       --
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                           $   13.950   $   12.460   $   10.770   $   11.770     $   12.150
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                 12.96%       15.74%       (8.50)%      (3.13)%        21.50%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                    $  269,908   $  211,918   $  181,588   $  152,849     $   30,140
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                   1.22%        1.27%        1.26%        1.29%          1.71%(4)
   Net investment income (loss)                                  1.03%        0.91%        0.44%        0.17%         (0.06)%(4)
Portfolio Turnover of the Portfolio                                44%          76%         213%          45%(5)
Portfolio Turnover of the Fund(6)                                  --           --           --           83%           128%
---------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, December 27, 1999, to October 31, 2000.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3) Includes the Fund's share of the Portfolio's allocated expenses.

(4) Annualized.

(5) For the period from the commencement of the Portfolio's operations, July 23, 2001, to October 31, 2001.

(6) Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.

                        See notes to financial statements

                                                                                      CLASS B
                                                           ----------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------
                                                              2004         2003         2002         2001          2000(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                       $   11.740   $   10.220   $   11.250   $   11.710     $   10.000
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                               $    0.035   $    0.017   $   (0.034)  $   (0.039)    $   (0.029)
Net realized and unrealized gain (loss)                         1.384        1.503       (0.996)      (0.421)         1.739
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                        $    1.419   $    1.520   $   (1.030)  $   (0.460)    $    1.710
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                 $   (0.029)  $       --   $       --   $       --     $       --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                        $   (0.029)  $       --   $       --   $       --     $       --
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                             $   13.130   $   11.740   $   10.220   $   11.250     $   11.710
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                 12.10%       14.87%       (9.16)%      (3.93)%        17.10%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                    $  227,778   $  203,665   $  174,951   $  147,570     $   20,690
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                   1.97%        2.02%        2.01%        2.04%          2.45%(4)
   Net investment income (loss)                                  0.29%        0.16%       (0.31)%      (0.59)%        (0.78)%(4)
Portfolio Turnover of the Portfolio                                44%          76%         213%          45%(5)         --
Portfolio Turnover of the Fund(6)                                  --           --           --           83%           128%
---------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, January 18, 2000, to October 31, 2000.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3) Includes the Fund's share of the Portfolio's allocated expenses.

(4) Annualized.

(5) For the period from the commencement of the Portfolio's operations, July 23, 2001, to October 31, 2001.

(6) Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.

                        See notes to financial statements

                                                                                      CLASS C
                                                           ----------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------
                                                              2004         2003         2002         2001          2000(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                       $   12.050   $   10.490   $   11.550   $   12.020     $   10.000
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                               $    0.038   $    0.018   $   (0.034)  $   (0.041)    $   (0.027)
Net realized and unrealized gain (loss)                         1.412        1.542       (1.026)      (0.429)         2.047
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                        $    1.450   $    1.560   $   (1.060)  $   (0.470)    $    2.020
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                 $   (0.030)  $       --   $       --   $       --     $       --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                        $   (0.030)  $       --   $       --   $       --     $       --
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                             $   13.470   $   12.050   $   10.490   $   11.550     $   12.020
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                 12.05%       14.87%       (9.18)%      (3.91)%        20.20%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                    $  216,066   $  197,385   $  173,306   $  139,653     $   18,494
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                   1.97%        2.02%        2.01%        2.04%          2.46%(4)
   Net investment income (loss)                                  0.29%        0.16%       (0.31)%      (0.59)%        (0.81)%(4)
Portfolio Turnover of the Portfolio                                44%          76%         213%          45%(5)         --
Portfolio Turnover of the Fund(6)                                  --           --           --           83%           128%
---------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, January 24, 2000, to October 31, 2000.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3) Includes the Fund's share of the Portfolio's allocated expenses.

(4) Annualized.

(5) For the period from the commencement of the Portfolio's operations, July 23, 2001, to October 31, 2001.

(6) Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.

                        See notes to financial statements

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. The Fund previously offered Class D shares. Such offering was discontinued during the year ended October 31, 2004. At the close of business on September 10, 2004, the Class D shares were merged into Class B shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Value Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (89.7% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $103,347,620 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2009 ($18,638,388) and on October 31, 2010 ($84,709,232).

   D EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

   E OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   G INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in shares of the Fund of the same class at the net asset value as of the close of business on the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   The tax character of distributions paid for the years ended October 31, 2004 and October 31, 2003 was as follows:

                                                       YEAR ENDED OCTOBER 30,
                                                 ---------------------------------
                                                       2004           2003
   -------------------------------------------------------------------------------
   Distributions declared from:
   Ordinary income                               $     3,009,568   $        75,607

   During the year ended October 31, 2004, accumulated paid-in capital was decreased by $72, accumulated net investment income was decreased by $89,063, and accumulated undistributed net realized loss was decreased by $89,135 primarily due to differences between book and tax accounting relating to foreign currency and the Portfolio's holdings in Real Estate Investment Trusts. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Undistributed income                                         $     2,987,922
   Capital loss carryforwards                                   $  (103,347,620)
   Unrealized gain                                              $   166,875,060

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                       YEAR ENDED OCTOBER 31,
                                                 ---------------------------------
   CLASS A                                             2004              2003
   -------------------------------------------------------------------------------
   Sales                                               5,670,757         5,900,074
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                      125,915             5,918
   Redemptions                                        (3,630,559)       (5,756,750)
   Exchange from Class B shares                          176,616                --
   -------------------------------------------------------------------------------
   NET INCREASE                                        2,342,729           149,242
   -------------------------------------------------------------------------------

                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------
   CLASS B                                             2004              2003
   -------------------------------------------------------------------------------
   Sales                                               1,599,923         3,567,336
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                       30,599                --
   Redemptions                                        (2,312,580)       (3,336,368)
   Exchange to Class A shares                           (186,906)               --
   Merged from Class D shares                            868,200                --
   -------------------------------------------------------------------------------
   NET INCREASE (DECREASE)                                  (764)          230,968
   -------------------------------------------------------------------------------

                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------
   CLASS C                                             2004              2003
   -------------------------------------------------------------------------------
   Sales                                               2,471,899         4,749,340
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                       27,200                --
   Redemptions                                        (2,847,137)       (4,888,981)
   -------------------------------------------------------------------------------
   NET DECREASE                                         (348,038)         (139,641)
   -------------------------------------------------------------------------------

                                                       YEAR ENDED OCTOBER 31,
                                                 ---------------------------------
   CLASS D                                            2004(1)           2003
   -------------------------------------------------------------------------------
   Sales                                                 160,674           281,728
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                        2,132                --
   Redemptions                                          (123,936)         (133,553)
   Merged to Class B shares                           (1,030,773)               --
   -------------------------------------------------------------------------------
   NET INCREASE (DECREASE)                              (991,903)          148,175
   -------------------------------------------------------------------------------

(1) Offering of Class D shares was discontinued during the year ended October 31, 2004 (see Note 1)

4  TRANSACTIONS WITH AFFILIATES

   The administrative fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the

   Fund. For the year ended October 31, 2004, the administration fee amounted to $1,028,450. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administrative fees earned by EVM and BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $90,045 as its portion of the sales charge on sales of Class A for the year ended October 31, 2004.

   EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2004, EVM earned $64,178 in sub-transfer agent fees from the Fund.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS
   The Fund has in effect distribution plans for Class B shares (Class B Plan), and Class C shares (Class C plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). A similar plan in effect for Class D shares (Class D plan) was terminated by the Trustees effective September 10, 2004. The Class B, Class C, and Class D Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B, Class C, and Class D shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25%, and 5% of the aggregate amount received by the Fund for the Class B, Class C, and Class D shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,618,330, $1,590,204 and $69,265 for Class B, Class C, and Class D shares, respectively, to or payable to EVD for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B, Class C, and Class D shares. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $6,066,000 and $18,342,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, and Class D shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2004 amounted to $621,254, $539,443, $530,068 and $23,088 for Class A, Class B, Class C and
   Class D shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B, Class C, and Class D redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B, Class C, and Class D Plans, respectively (see Note 5). CDSC received on Class B, Class C, and Class D redemptions when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $544,000 and $13,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively for the year ended October 31, 2004.

7  INVESTMENT TRANSACTIONS
   Increases and decreases in the Fund's investment in the Portfolio aggregated $140,231,178 and $132,805,074 respectively, for the year ended October 31, 2004.

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, and for the period from the start of business, December 27,1999 to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund at October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

TAX-MANAGED VALUE PORTFOLIO as of October 31, 2004

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 98.7%

SECURITY                                                              SHARES    VALUE
---------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.9%

General Dynamics Corp.                                                125,000   $  12,765,000
Northrop Grumman Corp.                                                200,000      10,350,000
---------------------------------------------------------------------------------------------
                                                                                $  23,115,000
---------------------------------------------------------------------------------------------

AUTO PARTS AND EQUIPMENT -- 1.0%

BorgWarner, Inc.                                                      175,000   $   8,116,500
---------------------------------------------------------------------------------------------
                                                                                $   8,116,500
---------------------------------------------------------------------------------------------

BANKS-REGIONAL -- 11.9%

Bank of America Corp.                                                 450,000   $  20,155,500
Marshall and Ilsley Corp.                                             100,000       4,197,000
National City Corp.                                                   400,000      15,588,000
SouthTrust Corp.                                                      150,000       6,535,500
TCF Financial Corp.                                                   300,000       9,456,000
U.S. Bancorp                                                          125,000       3,576,250
Wachovia Corp.                                                        300,000      14,763,000
Washington Mutual, Inc.                                               100,000       3,871,000
Wells Fargo & Co.                                                     275,000      16,423,000
---------------------------------------------------------------------------------------------
                                                                                $  94,565,250
---------------------------------------------------------------------------------------------

BEVERAGES -- 0.6%

Anheuser-Busch Cos., Inc.                                             100,000   $   4,995,000
---------------------------------------------------------------------------------------------
                                                                                $   4,995,000
---------------------------------------------------------------------------------------------

BUILDING PRODUCTS -- 1.0%

Masco Corp.                                                           225,000   $   7,708,500
---------------------------------------------------------------------------------------------
                                                                                $   7,708,500
---------------------------------------------------------------------------------------------

CHEMICALS -- 1.3%

Air Products and Chemicals, Inc.                                      190,000   $  10,104,200
---------------------------------------------------------------------------------------------
                                                                                $  10,104,200
---------------------------------------------------------------------------------------------

COMMUNICATIONS SERVICES -- 4.0%

BellSouth Corp.                                                       300,000   $   8,001,000
SBC Communications, Inc.                                              400,000      10,104,000
Verizon Communications, Inc.                                          350,000      13,685,000
---------------------------------------------------------------------------------------------
                                                                                $  31,790,000
---------------------------------------------------------------------------------------------

COMPUTERS AND BUSINESS EQUIPMENT -- 3.4%

Diebold, Inc.                                                         100,000   $   4,785,000
Hewlett-Packard Co.                                                   150,000       2,799,000
International Business Machines Corp.                                 150,000      13,462,500
NCR Corp.(1)                                                          100,000       5,635,000
---------------------------------------------------------------------------------------------
                                                                                $  26,681,500
---------------------------------------------------------------------------------------------

CONGLOMERATES -- 1.3%

Tyco International Ltd.(2)                                            325,000   $  10,123,750
---------------------------------------------------------------------------------------------
                                                                                $  10,123,750
---------------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING -- 2.0%

Cooper Industries Ltd., Class A                                       125,000   $   7,987,500
Eaton Corp.                                                           125,000       7,993,750
---------------------------------------------------------------------------------------------
                                                                                $  15,981,250
---------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 5.8%

Dominion Resources, Inc.                                              175,000   $  11,256,000
Entergy Corp.                                                         176,000      11,503,360
Exelon Corp.                                                          382,000      15,134,840
FPL Group, Inc.                                                       125,000       8,612,500
---------------------------------------------------------------------------------------------
                                                                                $  46,506,700
---------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.9%

Agilent Technologies, Inc.(1)                                         175,000   $   4,385,500
Flextronics International Ltd.(1)(2)                                  250,000       3,012,500
---------------------------------------------------------------------------------------------
                                                                                $   7,398,000
---------------------------------------------------------------------------------------------

ELECTRONICS-SEMICONDUCTORS AND RELATED -- 0.5%

Applied Materials, Inc.(1)                                            250,000   $   4,025,000
---------------------------------------------------------------------------------------------
                                                                                $   4,025,000
---------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 6.8%

Citigroup, Inc.                                                       350,000   $  15,529,500
Countrywide Financial Corp.                                           450,000      14,368,500
Freddie Mac                                                           100,000       6,660,000
IndyMac Bancorp, Inc.                                                  75,000       2,419,500
J.P.Morgan Chase & Co.                                                400,000      15,440,000
---------------------------------------------------------------------------------------------
                                                                                $  54,417,500
---------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                              SHARES    VALUE
---------------------------------------------------------------------------------------------
FOODS -- 2.4%

Nestle SA(2)                                                           45,000   $  10,626,482
Sara Lee Corp.                                                        375,000       8,730,000
---------------------------------------------------------------------------------------------
                                                                                $  19,356,482
---------------------------------------------------------------------------------------------

HEALTH CARE SERVICES -- 1.5%

Caremark Rx, Inc.(1)                                                  175,000   $   5,244,750
Medco Health Solutions, Inc.(1)                                       200,000       6,782,000
---------------------------------------------------------------------------------------------
                                                                                $  12,026,750
---------------------------------------------------------------------------------------------

HOME BUILDERS -- 1.3%

Lennar Corp., Class A                                                 225,000   $  10,120,500
---------------------------------------------------------------------------------------------
                                                                                $  10,120,500
---------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 1.1%

Kimberly-Clark Corp.                                                  150,000   $   8,950,500
---------------------------------------------------------------------------------------------
                                                                                $   8,950,500
---------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY AND MANAGEMENT CONSULTING -- 0.5%

Accenture Ltd., Class A(1)(2)                                         175,000   $   4,236,750
---------------------------------------------------------------------------------------------
                                                                                $   4,236,750
---------------------------------------------------------------------------------------------

INSURANCE -- 5.6%

Allstate Corp. (The)                                                  150,000   $   7,213,500
MetLife, Inc.                                                         450,000      17,257,500
Progressive Corp.                                                     100,000       9,355,000
XL Capital Ltd., Class A(2)                                           150,000      10,875,000
---------------------------------------------------------------------------------------------
                                                                                $  44,701,000
---------------------------------------------------------------------------------------------

INVESTMENT SERVICES -- 4.2%

Franklin Resources, Inc.                                               75,000   $   4,546,500
Goldman Sachs Group, Inc.                                             145,000      14,265,100
Merrill Lynch & Co., Inc.                                             150,000       8,091,000
Morgan Stanley                                                        135,000       6,897,150
---------------------------------------------------------------------------------------------
                                                                                $  33,799,750
---------------------------------------------------------------------------------------------

MACHINERY -- 2.1%

Caterpillar, Inc.                                                     100,000   $   8,054,000
Deere & Co.                                                           150,000       8,967,000
---------------------------------------------------------------------------------------------
                                                                                $  17,021,000
---------------------------------------------------------------------------------------------

MEDIA -- 2.3%

Time Warner, Inc.(1)                                                  675,000   $  11,232,000
Viacom, Inc., Class B                                                 200,000       7,298,000
---------------------------------------------------------------------------------------------
                                                                                $  18,530,000
---------------------------------------------------------------------------------------------

MEDICAL-DRUGS -- 2.9%

Forest Laboratories, Inc.(1)                                           50,000   $   2,230,000
Pfizer, Inc.                                                          175,000       5,066,250
Wyeth                                                                 400,000      15,860,000
---------------------------------------------------------------------------------------------
                                                                                $  23,156,250
---------------------------------------------------------------------------------------------

METALS-INDUSTRIAL -- 2.7%

Alcoa, Inc.                                                           325,000   $  10,562,500
Peabody Energy Corp.                                                   72,500       4,624,050
Phelps Dodge Corp.                                                     75,000       6,565,500
---------------------------------------------------------------------------------------------
                                                                                $  21,752,050
---------------------------------------------------------------------------------------------

OIL AND GAS-EQUIPMENT AND SERVICES -- 1.0%

GlobalSantaFe Corp.                                                   150,000   $   4,425,000
Transocean Sedco Forex, Inc.(1)                                       100,000       3,525,000
---------------------------------------------------------------------------------------------
                                                                                $   7,950,000
---------------------------------------------------------------------------------------------

OIL AND GAS-EXPLORATION AND PRODUCTION -- 2.3%

Apache Corp.                                                          200,000   $  10,140,000
Burlington Resources, Inc.                                            200,000       8,300,000
---------------------------------------------------------------------------------------------
                                                                                $  18,440,000
---------------------------------------------------------------------------------------------

OIL AND GAS-INTEGRATED -- 10.0%

ChevronTexaco Corp.                                                   350,000   $  18,571,000
ConocoPhillips                                                        225,000      18,969,750
Exxon Mobil Corp.                                                     350,000      17,227,000
Marathon Oil Corp.                                                    150,000       5,716,500
Occidental Petroleum Corp.                                            340,000      18,982,200
---------------------------------------------------------------------------------------------
                                                                                $  79,466,450
---------------------------------------------------------------------------------------------

OIL AND GAS-REFINERY -- 1.1%

Valero Energy Corp.                                                   200,000   $   8,594,000
---------------------------------------------------------------------------------------------
                                                                                $   8,594,000
---------------------------------------------------------------------------------------------

PAPER AND FOREST PRODUCTS -- 1.8%

Weyerhaeuser Co.                                                      225,000   $  14,094,000
---------------------------------------------------------------------------------------------
                                                                                $  14,094,000
---------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                              SHARES    VALUE
---------------------------------------------------------------------------------------------
PUBLISHING -- 1.0%

Gannett Co., Inc.                                                     100,000   $   8,295,000
---------------------------------------------------------------------------------------------
                                                                                $   8,295,000
---------------------------------------------------------------------------------------------

REITS -- 2.9%

AMB Property Corp.                                                    110,000   $   4,125,000
AvalonBay Communities, Inc.                                            75,000       4,910,250
General Growth Properties, Inc.                                       150,000       4,948,500
Public Storage, Inc.                                                   75,000       3,918,750
Vornado Realty Trust                                                   75,000       5,040,000
---------------------------------------------------------------------------------------------
                                                                                $  22,942,500
---------------------------------------------------------------------------------------------

RESTAURANTS -- 1.1%

McDonald's Corp.                                                      300,000   $   8,745,000
---------------------------------------------------------------------------------------------
                                                                                $   8,745,000
---------------------------------------------------------------------------------------------

RETAIL-FOOD AND DRUG -- 0.6%

CVS Corp.                                                             100,000   $   4,346,000
---------------------------------------------------------------------------------------------
                                                                                $   4,346,000
---------------------------------------------------------------------------------------------

RETAIL-GENERAL -- 1.0%

J.C. Penney Company, Inc.                                             225,000   $   7,782,750
---------------------------------------------------------------------------------------------
                                                                                $   7,782,750
---------------------------------------------------------------------------------------------

RETAIL-HOME IMPROVEMENT -- 1.4%

Home Depot, Inc. (The)                                                275,000   $  11,297,000
---------------------------------------------------------------------------------------------
                                                                                $  11,297,000
---------------------------------------------------------------------------------------------

RETAIL-SPECIALTY AND APPAREL -- 0.9%

Target Corporation                                                     75,000   $   3,751,500
TJX Companies, Inc.                                                   150,000       3,597,000
---------------------------------------------------------------------------------------------
                                                                                $   7,348,500
---------------------------------------------------------------------------------------------

TOBACCO -- 1.5%

Altria Group, Inc.                                                    250,000   $  12,115,000
---------------------------------------------------------------------------------------------
                                                                                $  12,115,000
---------------------------------------------------------------------------------------------

TRANSPORT-SERVICES -- 0.8%

FedEx Corp.                                                            65,500   $   5,968,360
---------------------------------------------------------------------------------------------
                                                                                $   5,968,360
---------------------------------------------------------------------------------------------

TRANSPORTATION -- 1.3%

Burlington Northern Santa Fe Corp.                                    250,000   $  10,452,500
---------------------------------------------------------------------------------------------
                                                                                $  10,452,500
---------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $604,822,305)                                               $ 787,016,242
---------------------------------------------------------------------------------------------

WARRANTS -- 0.0%

SECURITY                                                              SHARES    VALUE
---------------------------------------------------------------------------------------------
REITS -- 0.0%

General Growth Properties, Inc., Exp. 11/9/04(3)                       15,000   $           0
---------------------------------------------------------------------------------------------
                                                                                $           0
---------------------------------------------------------------------------------------------

TOTAL WARRANTS
   (IDENTIFIED COST $0)                                                         $           0
---------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.1%

                                                              PRINCIPAL
                                                              AMOUNT
SECURITY                                                      (000'S OMITTED)   VALUE
---------------------------------------------------------------------------------------------
Investors Bank and Trust Company Time Deposit,
1.88%, 11/1/04                                                $         8,955   $   8,955,000
---------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $8,955,000)                                              $   8,955,000
---------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 99.8%
   (IDENTIFIED COST $613,777,305)                                               $ 795,971,242
---------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 0.2%                                          $   1,451,654
---------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                            $ 797,422,896
---------------------------------------------------------------------------------------------

(1)  Non-income producing security.

(2)  Foreign security.

(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                        See notes to financial statements

TAX-MANAGED VALUE PORTFOLIO as of October 31, 2004
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $613,777,305)                           $ 795,971,242
Cash                                                                                      759
Interest and dividends receivable                                                   1,446,512
Tax reclaim receivable                                                                 90,554
---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $ 797,509,067
---------------------------------------------------------------------------------------------

LIABILITIES

Payable to affiliate for Trustees' fees                                         $       1,567
Accrued expenses                                                                       84,604
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               $      86,171
---------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                       $ 797,422,896
---------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                         $ 615,220,094
Net unrealized appreciation (computed on the basis of identified cost)            182,202,802
---------------------------------------------------------------------------------------------
TOTAL                                                                           $ 797,422,896
---------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $63,519)                                       $  16,974,312
Interest                                                                               98,943
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                         $  17,073,255
---------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                          $   4,850,255
Trustees' fees and expenses                                                            21,546
Custodian fee                                                                         251,618
Legal and accounting services                                                          63,662
Miscellaneous                                                                           3,854
---------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                  $   5,190,935
---------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                           $  11,882,320
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                              $  21,704,500
   Foreign currency transactions                                                        1,372
---------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                               $  21,705,872
---------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                          $  59,586,523
   Foreign currency                                                                     7,935
---------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            $  59,594,458
---------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                $  81,300,330
---------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $  93,182,650
---------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                               YEAR ENDED         YEAR ENDED
IN NET ASSETS                                     OCTOBER 31, 2004   OCTOBER 31, 2003
-------------------------------------------------------------------------------------
From operations --
   Net investment income                          $     11,882,320   $      8,807,153
   Net realized gain from investment and
      foreign currency transactions                     21,705,872          5,320,034
   Net change in unrealized appreciation
      (depreciation) from investments
      and foreign currency                              59,594,458         78,812,382
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS        $     93,182,650   $     92,939,569
-------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                  $    163,659,208   $    177,743,922
   Withdrawals                                        (132,830,780)      (159,632,380)
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                           $     30,828,428   $     18,111,542
-------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                        $    124,011,078   $    111,051,111
-------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                              $    673,411,818   $    562,360,707
-------------------------------------------------------------------------------------
AT END OF YEAR                                    $    797,422,896   $    673,411,818
-------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                           YEAR ENDED OCTOBER 31,
                                                               ---------------------------------------------
                                                                  2004        2003        2002      2001(1)
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                         0.69%       0.70%       0.72%       0.70%(2)
   Net investment income                                            1.57%       1.47%       0.99%       0.69%(2)
Portfolio Turnover                                                    44%         76%        213%         45%
------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                    13.55%      16.40%      (7.99)%        --
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                        $ 797,423   $ 673,412   $ 562,361   $ 442,447
------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, July 23, 2001, to October 31, 2001.

(2)  Annualized.

(3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

TAX-MANAGED VALUE PORTFOLIO as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 13, 2001, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of value securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Eaton Vance Tax-Managed Value Fund held approximately 89.7% interest in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D FINANCIAL FUTURES CONTRACT -- Upon entering a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   G INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   H OTHER -- Investment transactions are accounted for on a trade date basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee in the amount of 13/240 of 1% (equal to 0.65% annually) of average daily net assets of the Portfolio up to $500 million, 0.625% of average daily net assets of $500 million but less than $1 billion and 0.600% of average daily net assets of $1 billion and over. For the year ended October 31, 2004, the advisory fee amounted to $4,850,255. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $368,868,101 and $330,590,717, respectively, for the year ended October 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                            $ 615,768,166
   -------------------------------------------------------
   Gross unrealized appreciation             $ 181,456,549
   Gross unrealized depreciation                (1,253,473)
   -------------------------------------------------------

   NET UNREALIZED APPRECIATION               $ 180,203,076
   -------------------------------------------------------

5  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2004.

6  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

TAX-MANAGED VALUE PORTFOLIO as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Value Portfolio (the Portfolio) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended, and for the period from the start of business, July 23, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Value Portfolio at October 31, 2004, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2004

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

QUALIFIED DIVIDEND INCOME. The Fund designates approximately $13,854,493, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

EATON VANCE TAX-MANAGED VALUE FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                          POSITION(S)      TERM OF                                    NUMBER OF PORTFOLIOS
                           WITH THE      OFFICE AND                                      IN FUND COMPLEX
      NAME AND          TRUST AND THE     LENGTH OF         PRINCIPAL OCCUPATION(S)        OVERSEEN BY
    DATE OF BIRTH         PORTFOLIO       SERVICE           DURING PAST FIVE YEARS          TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes            Trustee     Trustee of the   Chairman, President and Chief         192                Director of EVC
11/9/41                                  Trust since    Executive Officer of BMR,
                                        1991; of the    EVC, EVM and EV; Director of
                                         Portfolio      EV; Vice President and
                                         since 2001     Director of EVD. Trustee
                                                        and/or officer of 193
                                                        registered investment
                                                        companies in the Eaton Vance
                                                        Fund Complex. Mr. Hawkes is
                                                        an interested person because
                                                        of his positions with BMR,
                                                        EVM, EVC and EV, which are
                                                        affiliates of the Trust and
                                                        the Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III       Trustee     Trustee of the   Jacob H. Schiff Professor of          192             Director of Tiffany
2/23/35                                  Trust since    Investment Banking Emeritus,                           & Co. (specialty
                                        1986; of the    Harvard University Graduate                              retailer) and
                                         Portfolio      School of Business                                        Telect, Inc.
                                         since 2001     Administration.                                        (telecommunication
                                                                                                                services company)

William H. Park            Trustee       Since 2003     President and Chief Executive         192                     None
9/19/47                                                 Officer, Prizm Capital
                                                        Management, LLC (investment
                                                        management firm) (since
                                                        2002). Executive Vice
                                                        President and Chief Financial
                                                        Officer, United Asset
                                                        Management Corporation (a
                                                        holding company owning
                                                        institutional investment
                                                        management firms)
                                                        (1982-2001).

Ronald A. Pearlman         Trustee       Since 2003     Professor of Law, Georgetown          192                     None
7/10/40                                                 University Law Center (since
                                                        1999). Tax Partner Covington
                                                        & Burling, Washington, DC
                                                        (1991-2000).

Norton H. Reamer           Trustee     Trustee of the   President, Chief Executive            192                     None
9/21/35                                  Trust since    Officer and a Director of
                                        1986; of the    Asset Management Finance
                                         Portfolio      Corp. (a specialty finance
                                         since 2001     company serving the
                                                        investment management
                                                        industry) (since October
                                                        2003). President, Unicorn
                                                        Corporation (an investment
                                                        and financial advisory
                                                        services company) (since
                                                        September 2000). Formerly,
                                                        Chairman, Hellman, Jordan
                                                        Management Co., Inc. (an
                                                        investment management
                                                        company) (2000-2003).
                                                        Formerly, Advisory Director
                                                        of Berkshire Capital
                                                        Corporation (investment
                                                        banking firm) (2002-2003).
                                                        Formerly Chairman of the
                                                        Board, United Asset
                                                        Management Corporation (a
                                                        holding company owning
                                                        institutional investment
                                                        management firms) and
                                                        Chairman, President and
                                                        Director, UAM Funds (mutual
                                                        funds) (1980-2000).

Lynn A. Stout              Trustee     Trustee of the   Professor of Law, University          192                     None
9/14/57                                  Trust since    of California at Los Angeles
                                        1998; of the    School of Law (since July
                                         Portfolio      2001). Formerly, Professor of
                                         since 2001     Law, Georgetown University
                                                        Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                            POSITION(S)                    TERM OF
                              WITH THE                   OFFICE AND
      NAME AND             TRUST AND THE                  LENGTH OF                          PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH            PORTFOLIO                     SERVICE                           DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.     President of the Trust            Since 2002            Executive Vice President of EVM, BMR, EVC and EV;
5/31/58                                                                         Chief Investment Officer of EVM and BMR and
                                                                                Director of EVC. Chief Executive Officer of Belair
                                                                                Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                                Belmar Capital Fund LLC, Belport Capital Fund LLC
                                                                                and Belrose Capital Fund LLC (private investment
                                                                                companies sponsored by EVM). Officer of 55
                                                                                registered investment companies managed by EVM or
                                                                                BMR.

William H. Ahern, Jr.   Vice President of the             Since 1995            Vice President of EVM and BMR. Officer of 78
7/28/59                        Trust                                            registered investment companies managed by EVM or
                                                                                BMR.

Thomas J. Fetter        Vice President of the             Since 1997            Vice President of EVM and BMR. Officer of 124
8/20/43                        Trust                                            registered investment companies managed by EVM or
                                                                                BMR.

Michael R. Mach             Vice President       Vice President of the Trust    Vice President of EVM and BMR. Previously,
7/15/47                                          since 1999; of the Portfolio   Managing Director and Senior Analyst for Robertson
                                                         since 2001.            Stephens (1998-1999). Officer of 28 registered
                                                                                investment companies managed by EVM or BMR.

Robert B. MacIntosh     Vice President of the             Since 1998            Vice President of EVM and BMR. Officer of 124
1/22/57                        Trust                                            registered investment companies managed by EVM or
                                                                                BMR.

Duncan W. Richardson    Vice President of the    Vice President of the Trust    Senior Vice President and Chief Equity Investment
10/26/57                Trust; President of the  since 2001; President of the   Officer of EVM and BMR. Officer of 44 registered
                              Portfolio              Portfolio since 2002       investment companies managed by EVM or BMR.

Walter A. Row, III      Vice President of the             Since 2001            Director of Equity Research and a Vice President
7/20/57                        Trust                                            of EVM and BMR. Officer of 24 registered
                                                                                investment companies managed by EVM or BMR.

Judith A. Saryan        Vice President of the             Since 2003            Vice President of EVM and BMR. Previously, Portfolio
8/21/54                        Trust                                            Manager and Equity Analyst for State Street Global
                                                                                Advisers (1980-1999). Officer of 27 registered
                                                                                investment companies managed by EVM or BMR.

Susan Schiff            Vice President of the             Since 2002            Vice President of EVM and BMR. Officer of 27
3/13/61                        Trust                                            registered investment companies managed by EVM or
                                                                                BMR.

Alan R. Dynner               Secretary              Secretary of the Trust      Vice President, Secretary and Chief Legal Officer
10/10/40                                         since 1997; of the Portfolio   of BMR, EVM, EVD, EV and EVC. Officer of 192
                                                         since 2001             registered investment companies managed by EVM or
                                                                                BMR.

Barbara E. Campbell        Treasurer of the             Since 2002(2)           Vice President of EVM and BMR. Officer of 192
6/19/57                       Portfolio                                         registered investment companies managed by EVM or
                                                                                BMR.

James L. O'Connor       Treasurer of the Trust            Since 1989            Vice President of BMR, EVM and EVD. Officer of 114
4/1/45                                                                          registered investment companies managed by EVM or
                                                                                BMR.

Paul M. O'Neil             Chief Compliance                                     Vice President of EVM and BMR. Officer of 192
7/11/53                        Officer                    Since 2004            registered investment companies managed by EVM or
                                                                                BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Campbell served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                INVESTMENT ADVISER OF TAX-MANAGED VALUE PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                          THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

               ADMINISTRATOR OF EATON VANCE TAX-MANAGED VALUE FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022


                       EATON VANCE TAX-MANAGED VALUE FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT
        OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT
      PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS
      AVAILABLE THROUGH YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR FURTHER INFORMATION PLEASE
                              CALL 1-800-225-6265.

501-12/04                                                                  TVSRC

                            EATON VANCE TAX-MANAGED
                           SMALL-CAP GROWTH FUND 1.1

                                 Supplement to
                         Prospectus dated March 1, 2005


1.  The date of the Prospectus is May 30, 2005.

2.  The following is added to "Management" under "Management and Organization":

The Statement of Additional Information provides information regarding the basis for the Trustees' aproval of the Fund's investment advisory agreement.


May 30, 2005                                                             MG1.1PS

LOGO









                             Eaton Vance Tax-Managed
                            Small-Cap Growth Fund 1.1

             A diversified fund seeking long-term, after-tax returns
                   by investing in small-cap growth companies

                                Prospectus Dated
                                  March 1, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Information in this prospectus
                                     Page                                   Page
--------------------------------------------------------------------------------
Fund Summary                          2       Sales Charges                   9
Investment Objective & Principal              Redeeming Shares               12
  Policies and Risks                  5       Shareholder Account Features   12
Management and Organization           6       Tax Information                14
Valuing Shares                        7       Financial Highlights           15
Purchasing Shares                     7
--------------------------------------------------------------------------------


        This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies. The investment objective of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 is to achieve long-term, after-tax returns for its shareholders. The Fund invests in a diversified portfolio of equity securities of small-cap companies. Small-cap companies are companies with market capitalizations comparable to companies included in the Standard & Poor's SmallCap 600 Index and that have expected growth rates over the long-term that substantially exceed U.S. market averages. The Fund normally will invest at least 80% of its net assets in equity securities of small-cap companies.
Although it invests primarily in domestic companies, the Fund may invest up to 25% of its total assets in foreign securities. The Fund may engage in derivative transactions (such as purchased puts, equity collars, equity swaps, covered short sales and stock index futures) to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities.

The Fund pursues its investment objective by investing its assets in a separate registered investment company with the same investment objective and policies as the Fund. Fund shares are no longer available for sale to new investors.

Tax-Managed Investing

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund approaches its investments from the perspective of a taxpaying shareholder. Buy and sell decisions are made by balancing investment considerations and tax considerations, taking into account the taxes payable by shareholders in connection with Fund distributions of investment income and net realized capital gains. Among the techniques and strategies used in the tax-efficient management of the Fund are the following:

  .  purchasing stocks primarily from a long-term perspective;
  . generally maintaining low portfolio turnover of stocks with appreciated gains;
  .  investing primarily in lower yielding stocks;
  .  attempting to avoid net realized short-term gains;
  .  when appropriate, selling stocks trading below cost to realize losses;
  .  in selling appreciated  stocks,  selecting the most tax-favored share lots;
     and
  . selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax). The Fund seeks to minimize income distributions and distributions of realized short-term gains that are taxed as ordinary income, as well as distributions of realized long-term gains (taxed as long-term capital gains). The Fund can generally be expected to distribute a smaller percentage of returns each year than equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

Principal Risk Factors. The value of Fund shares is sensitive to stock market volatility. If there is a general decline in the value of publicly-traded stocks, the value of the Fund's shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. The Fund seeks to minimize stock-specific risk by diversifying its holdings among many companies and industries.

In addition to general stock market risk, Fund shares are also sensitive to factors affecting emerging growth companies. The securities of emerging growth companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

Because the Fund invests a portion of its assets in foreign securities, the value of Fund shares may be affected by changes in currency exchange rates and other developments abroad. The use of derivative transactions is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty, or unexpected price or market movements. Securities subject to restrictions on resale are often less liquid and more difficult to value.

The Fund is not a complete investment program and you may lose money by investing. Shareholders should invest for the long term. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance. The returns in the bar chart are for Class A shares for each calendar year through December 31, 2004 and do not reflect sales charges. If the sales charge was reflected, the returns would be lower. The table contains the returns for each Class of shares and a comparison to the performance of two broad-based, unmanaged market indexes of small capitalization stocks. Returns in the table for Class A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

11.91%  46.42%  -10.87%   -23.44%   -31.60%   29.97%   4.03%
------  ------  ------    -------   -------   ------   -----
1998    1999    2000      2001      2002      2003     2004

During the period from the Fund's inception through December 31, 2004, the highest quarterly total return for Class A was 32.66% for the quarter ended December 31, 1999, and the lowest quarterly return was -29.29% for the quarter ended September 30, 2001.

Average Annual Total Return as of December 31, 2004                                       One Year    Five Years   Life of Fund
---------------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -1.99%       -9.87%        -0.45%
Class A Return After Taxes on Distributions                                                -1.99%       -9.87%        -0.45%
Class A Return After Taxes on Distributions and the Sale of Class A Shares                 -1.29%       -8.10%        -0.38%
Class B Return Before Taxes                                                                -1.73%       -9.84%        -0.40%
Class C Return Before Taxes                                                                 2.18%       -9.48%        -0.46%
Standard & Poor's SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)   22.65%       11.60%         8.93%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)              18.33%        6.61%         6.44%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. Class A commenced operations on September 25, 1997 and Class B and Class C commenced operations on September 29, 1997. Life of Fund returns are calculated from September 30, 1997. The Standard & Poor's SmallCap 600 Index is a broad-based, unmanaged market index of 600 small capitalization stocks trading in the U.S. The Russell 2000 Growth Index is a market capitalization weighted index of 2,000 small company stocks. Investors cannot invest directly in an Index. (Source for Standard & Poor's SmallCap 600 Index: Lipper Inc.; Source for Russell 2000 Growth Index: Thomson Financial)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)         Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage
  of offering price)                                5.75%     None     None
Maximum Deferred Sales Charge (Load) (as a
  percentage of the lower of net asset value
  at time of purchase or time of redemption)        None      5.00%    1.00%
Maximum Sales Charge (Load) Imposed on
  Reinvested Distributions                          None      None     None
Exchange Fee                                        None      None     None

Annual Fund Operating Expenses
(expenses that are deducted from Fund and
Portfolio assets)                                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Management Fees                                     0.625%   0.625%    0.625%
Distribution and Service (12b-1) Fees                n/a     1.000%    1.000%
Other Expenses*                                     0.745%   0.495%    0.495%
                                                    ------   ------    ------
Total Annual Fund Operating Expenses                1.370%   2.120%    2.120%

 * Other Expenses for Class A includes a 0.25% service fee paid pursuant to a Service Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1  Year    3 Years    5 Years    10 Years
---------------------------------------------------------------------
Class A shares        $706      $  984     $1,282      $2,127
Class B shares*       $715      $1,064     $1,339      $2,261
Class C shares        $315      $  664     $1,139      $2,452


You would pay the following expenses if you did not redeem your shares:

                     1  Year    3 Years    5 Years    10 Years
---------------------------------------------------------------------
Class A shares        $706       $984      $1,282      $2,127
Class B shares*       $215       $664      $1,139      $2,261
Class C shares        $215       $664      $1,139      $2,452

 * Reflects the expenses of Class A after eight years because Class B shares generally convert to Class A shares after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to achieve long-term, after-tax returns for its shareholders. The Fund currently seeks to meet its objective by investing in Tax-Managed Small-Cap Growth Portfolio (the "Portfolio"), a separate open-end investment company that invests in a diversified portfolio of equity securities of small-cap companies and has the same objective and policies as the Fund. The Fund's investment objective may not be changed without shareholder approval. Certain of the Fund's policies may be changed by the Trustees without shareholder approval.

The Portfolio invests in a broadly diversified selection of publicly-traded equity securities of small-cap companies. The investment adviser considers small-cap companies to be companies with market capitalizations comparable to companies included in the Standard & Poor's SmallCap 600 Index and that are expected to demonstrate earnings growth over the long-term that substantially exceeds the average earnings growth rates of all publicly-traded companies in the United States.

Many small-cap companies are in the early stages of their development, are more dependent on fewer products, services, markets or financial resources or may depend upon a more limited management group than more established companies, may lack substantial capital reserves and do not have established performance records. Small-cap stocks frequently have less trading volume than stocks of more established companies making them more volatile and difficult to value. Stocks of small companies are more vulnerable to adverse developments than stocks of larger companies. The Portfolio normally will invest at least 80% of its net assets in equity securities of small-cap growth companies (the "80% policy"). This policy will not be changed unless Fund shareholders are given 60 days' advance notice of the change. For purposes of the 80% policy, net assets includes any borrowings for investment purposes.

The portfolio manager seeks to purchase securities that are reasonably priced in relation to their fundamental value. In making investment decisions, the portfolio manager relies on the investment adviser's research staff. In selecting companies for investment, the investment adviser may consider overall growth prospects, financial condition, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources, management and other factors. The Portfolio's holdings will represent a number of different industries, and less than 25% of the Portfolio's total assets will be invested in any one industry.

The Portfolio seeks to achieve long-term, after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Portfolio's investment income and realized capital gains. Fund distributions that are taxed as ordinary income are minimized by investing principally in stocks and by generally avoiding income taxable as ordinary income and net realized short-term capital gains in excess of expenses. Fund distributions taxed as long-term capital gains are minimized by avoiding or minimizing the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio manager will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio manager may sell securities to realize capital losses that can be used to offset realized gains.

To protect against price declines in securities holdings with large accumulated gains, the Portfolio may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indexes and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Portfolio can, with certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. These derivative instruments may also be used by the Portfolio to enhance returns or as a substitute for the purchase or sale of securities. Dividends received on securities with respect to which the Fund is obligated to make payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income.

The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by the Portfolio. Equity swaps, over-the-counter options and forward sales are private contracts in which there is a risk of loss in the event of a counterparty's default. In a covered short sale, the Portfolio may be forced to deliver appreciated stock to close the short position, causing a recognition of gain. The Fund normally intends to deliver newly acquired stock to close a short position. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security. These transactions are subject to special tax rules that could affect the amount, timing and character of distributions to shareholders. Derivative hedging transactions may not be effective because of imperfect correlation and other factors. As a general matter, dividends received on hedged stock positions are fully taxable as ordinary income.

The Portfolio may invest up to 25% of assets in foreign securities, some of which may be located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. These risks can be more significant for securities traded in less developed, emerging market countries. As an alternative to holding foreign-traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities); such investments are not subject to the Portfolio's 25% limitation on investing in foreign securities.

The Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

As noted above the portfolio manager may sell securities to realize capital losses that can be used to offset capital gains. Use of this tax management strategy will increase portfolio turnover rate and the trading costs incurred. Higher trading costs may reduce returns.

Benefits of Investing in the Portfolio. Investing in the Portfolio enables the Fund to participate in an established investment portfolio without being exposed to potential tax liability for unrealized gains accrued prior to the Fund's inception. Securities with accumulated gains may constitute a substantial portion of the assets of the Portfolio. If these securities are sold, the gains accumulated prior to the Fund's inception are not allocated to the Fund or its shareholders.

MANAGEMENT AND ORGANIZATION

Management. The Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to 0.625% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. For the fiscal year ended October 31, 2004, the Portfolio paid BMR advisory fees equivalent to 0.625% of its average daily net assets.

Toni Shimura has served as portfolio manager of the Portfolio since 2003. She has been employed by Eaton Vance since January 2003 and is a Vice President of Eaton Vance and BMR and also manages other Eaton Vance portfolios. Prior to joining Eaton Vance, Ms. Shimura was a Senior Vice President and portfolio manager with Massachusetts Financial Services Company (1993-2002).

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A shares), which is derived from the value of Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before the Portfolio values its assets that would materially affect net asset value. In addition, for foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Portfolio. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. The investment adviser expects to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Fund, such as restricted securities and certain small-cap companies) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). In addition, because the Portfolio may invest up to 25% of its total assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. The Portfolio has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  .  how long you expect to own your shares;
  .  how much you intend to invest;
  . the sales charge and total operating expenses associated with owning each class; and
  . whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B or Class C shares because Class A has lower annual expenses than those Classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares eight years after their purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                          Sales Charge*           Sales Charge*         Dealer Commission
                                         as Percentage of     as Percentage of Net     as a Percentage of
Amount of Purchase                       Offering Price          Amount Invested         Offering Price
--------------------------------------------------------------------------------------------------------------
Less than $50,000                            5.75%                   6.10%                   5.00%
$50,000 but less than $100,000               4.75%                   4.99%                   4.00%
$100,000 but less than $250,000              3.75%                   3.90%                   3.00%
$250,000 but less than $500,000              3.00%                   3.09%                   2.50%
$500,000 but less than $1,000,000            2.00%                   2.04%                   1.75%
$1,000,000 or more                           0.00**                  0.00**                See Below

 * Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
 ** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership  of shares  included  under the  right of  accumulation  (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase       CDSC
-------------------------------------------------
First or Second                          5%
Third                                    4%
Fourth                                   3%
Fifth                                    2%
Sixth                                    1%
Seventh or following                     0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and for Class B and Class C shares, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically  convert to
Class  A  shares.   Class  B  shares  acquired   through  the   reinvestment  of
distributions convert in proportion to shares not so acquired.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Distribution and Service Fees. Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.

All Classes pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:

By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone   You can redeem up to  $100,000  per  account  (which may  include shares of one or more Eaton Vance funds) b y calling the transfer agent at  1-800-262-1122  on Monday through Friday,  9:00 a.m. to
               4:00 p.m. (eastern time).  Proceeds of a telephone redemption can
               be  mailed   only  to  the  account   address.   Shares  held  by
               corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an     Your investment  dealer is responsible for transmitting the order
Investemnt     promptly. An investment dealer may charge a fee for this service.
Dealer

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account may be redeemed and the proceeds sent to you.

Meeting Redemptions by Distributing Portfolio Securities. The Fund currently meets shareholder redemptions entirely in cash, but in the future may adopt a policy of meeting redemption requests in whole or in part by distributing portfolio securities chosen by the investment adviser. The Fund would only distribute readily marketable securities, which would be valued pursuant to the Portfolio's valuation procedures. Redeeming shareholders who receive securities could incur brokerage charges and other costs and may be exposed to market risk in selling the distributed securities. If the Fund adopts a policy of distributing securities to meet redemptions, it may continue to meet redemptions in whole or in part with cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

..Full Reinvest      Dividends  and capital  gains are  reinvested  in additional
 Option shares. This option will be assigned if you do not specify an option.

..Partial Reinvest   Dividends are paid in cash and capital gains are  reinvested
 Option             in additional shares.

..Cash Option        Dividends and capital gains are paid in cash.

..Exchange Option    Dividends  and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may be mailed the following:

  . Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
  . Periodic account statements, showing recent activity and total share balance.
  .  Form 1099 and tax information needed to prepare your income tax returns.
  .  Proxy materials, in the event a shareholder vote is required.
  .  Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular quarterly basis by establishing a systematic withdrawal plan. Withdrawal amounts must be at least $200 per year, or a specified percentage of net asset value of at least 4% but not more than 12% annually of the greater of either the initial account balance or the current account balance. These withdrawals will not be subject to a CDSC. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeem from (or, for Class A shares, in Class A of any other Eaton Vance fund) provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

While the Fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided. Distributions of income (other than qualified dividend income, which is described below) and net realized short-term capital gains are taxable as ordinary income. Distributions of qualified dividend income and long-term capital gains are taxable as long-term gains. Different Classes will generally distribute different distribution amounts. The Fund expects to pay any required distributions annually. Distributions are taxable whether paid in cash or in additional Fund shares.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by individual shareholders is taxed at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed, will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January (if any) will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's return on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolio. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                                  Year Ended October 31,
                                                ------------------------------------------------------------------------------------
                                                                     2004(1)                                  2003(1)
                                                ------------------------------------------------------------------------------------
                                                     Class A        Class B        Class C        Class A     Class B     Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                  $ 9.630        $ 9.190        $ 9.160        $ 7.620     $ 7.330     $ 7.310
                                                     ----------     ----------     ----------     ----------  ----------  ----------
Income (loss) from operations
Net investment loss                                  $(0.107)       $(0.170)       $(0.170)       $(0.100)    $(0.155)    $(0.154)
Net realized and unrealized gain (loss)               (0.053)        (0.040)        (0.050)         2.110       2.015       2.004
                                                     ----------     ----------     ----------     ----------  ----------  ----------
Total income (loss) from operations                  $(0.160)       $(0.210)       $(0.220)       $ 2.010     $ 1.860     $ 1.850
                                                     ----------     ----------     ----------     ----------  ----------  ----------
Net asset value - End of year                        $ 9.470        $ 8.980        $ 8.940        $ 9.630     $ 9.190     $ 9.160
                                                     ==========     ==========     ==========     ==========  ==========  ==========
Total Return(2)                                        (1.66)%(3)     (2.28)%(3)     (2.40)%(3)     26.38%      25.38%      25.31%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)              $30,172        $62,553        $25,282        $40,514     $82,345     $35,855
Ratios (as a percentage of average daily net assets):
  Expenses(4)                                           1.37%          2.12%          2.12%          1.43%       2.18%       2.18%
  Expenses after custodian fee reduction(4)             1.37%          2.12%          2.12%          1.43%       2.18%       2.18%
  Net investment loss                                  (1.12)%        (1.87)%        (1.87)%        (1.23)%     (1.98)%     (1.97)%
Portfolio Turnover(5)                                     --             --             --             --          --          --
Portfolio Turnover of the Portfolio                      282%           282%           282%           248%        248%        248%

                                                   (See footnotes on last page.)

                                                                                Year Ended October 31,
                                                   -----------------------------------------------------------------------------
                                                                     2002(1)                             2001
                                                   -----------------------------------------------------------------------------
                                                        Class A     Class B     Class C     Class A     Class B     Class C
--------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.840     $ 9.540     $ 9.500     $16.490    $ 16.120     $16.050
                                                        ----------  ----------  ----------  ---------- -----------  ----------
Income (loss) from operations
Net investment loss                                     $(0.095)    $(0.161)    $(0.161)    $(0.110)   $ (0.197)    $(0.198)
Net realized and unrealized gain (loss)                  (2.125)     (2.049)     (2.029)     (6.540)     (6.383)     (6.352)
                                                        ----------  ----------  ----------  ---------- -----------  ----------
Total income (loss) from operations                     $(2.220)    $(2.210)    $(2.190)    $(6.650)   $ (6.580)    $(6.550)
                                                        ----------  ----------  ----------  ---------- -----------  ----------
Net asset value - End of year                           $ 7.620     $ 7.330     $ 7.310     $ 9.840      $9.540     $ 9.500
                                                        ==========  ==========  ==========  ========== ===========  ==========
Total Return(2)                                          (22.56)%    (23.16)%    (23.05)%    (40.33)%    (40.82)%    (40.81)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $44,208     $81,353     $36,789     $81,608    $132,892     $66,550
Ratios (as a percentage of average daily net assets):
  Expenses(4)                                              1.24%       1.99%       1.99%       1.16%       1.92%       1.92%
  Expenses after custodian fee reduction(4)                1.24%       1.99%       1.99%       1.14%       1.90%       1.90%
  Net investment loss                                     (1.00)%     (1.75)%     (1.75)%     (0.83)%     (1.58)%     (1.58)%
Portfolio Turnover(5)                                        --          --          --          22%         22%         22%
Portfolio turnover of the Portfolio                         131%        131%        131%         38%*        38/*        38%*

                                                              Year Ended October 31,
                                                   -------------------------------------------
                                                                      2000
                                                   -------------------------------------------
                                                        Class A      Class B      Class C
-----------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 13.110     $ 12.910     $ 12.860
                                                        -----------  -----------  -----------
Income (loss) from operations
Net investment loss                                     $ (0.062)    $ (0.167)    $ (0.154)
Net realized and unrealized gain (loss)                    3.442        3.377        3.344
                                                        -----------  -----------  -----------
Total income (loss) from operations                     $  3.380     $  3.210     $  3.190
                                                        -----------  -----------  -----------
Net asset value - End of year                           $ 16.490     $ 16.120     $ 16.050
                                                        ===========  ===========  ===========
Total Return(2)                                            25.78%       24.86%       24.80%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $145,852     $228,177     $111,731
Ratios (as a percentage of average daily net assets):
  Expenses(4)                                               1.07%        1.82%        1.85%
  Expenses after custodian fee reduction(4)                 1.07%        1.82%        1.85%
  Net investment loss                                      (0.49)%      (1.24)%      (1.27)%
Portfolio Turnover(5)                                         77%          77%          77%
Portfolio turnover of the Portfolio                           --           --           --

(1)  Net   investment   loss  per  share  was  computed   using  average  shares
     outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.
* For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

LOGO









MORE INFORMATION
--------------------------------------------------------------------------------
     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-4015.                                      MG1.1P

904-3/05                                         (C) 2005 Eaton Vance Management

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          May 30, 2005







                             Eaton Vance Tax-Managed
                            Small-Cap Growth Fund 1.1

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122


This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolio. The Fund and Portfolio are diversified, open-end management companies. The Fund is a series of Eaton Vance Mutual Funds Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                Page                                       Page
Strategies and Risks              2      Purchasing and Redeeming Shares    18
Investment Restrictions           5      Sales Charges                      19
Management and Organization       6      Performance                        21
Investment Advisory and                  Taxes                              23
  Administrative Services        14      Portfolio Securities Transactions  25
Other Service Providers          17      Financial Statements               27
Calculation of Net Asset Value   17

Appendix A: Class A Fees, Performance and Ownership                         28
Appendix B: Class B Fees, Performance and Ownership                         29
Appendix C: Class C Fees, Performance and Ownership                         30
Appendix D: Eaton Vance Funds Proxy Voting Policies and Procedures          31
Appendix E: Adviser Proxy Voting Policies                                   33


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund's prospectus dated May 30, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.










(C) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s). As set forth in the prospectus, the Fund and Portfolio have a policy of investing at least 80% of their net assets in companies within a certain market capitalization, which is determined by reference to a particular market index (the "Index"). For purposes of establishing the market capitalizations of companies included in the Index for a particular month, the Fund and Portfolio will refer to the market capitalizations of companies included in the Index as of the first business day of that month.

Tax-Managed Investing. Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of a mutual fund that invests in equities - price appreciation, distributions of qualified dividend income, distributions of other investment income and distributions of realized short-term and long-term capital gains - which are treated differently for federal income tax purposes. Distributions of income other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently as high as 35%. Distributions of qualified dividend income and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 15%. Returns derived from price appreciation are untaxed until the shareholder disposes of his or her shares. Upon disposition, a capital gain (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the disposition and the shareholder's adjusted tax basis is realized.

Equity  Investments.  The  Portfolio  invests  primarily  in common  stocks  and securities convertible into common stocks. The Portfolio also may invest in investment-grade preferred stocks, debt securities (normally limited to securities convertible into common stocks), warrants and other securities and instruments.

Foreign Investments. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, and, in the case of depositary receipts traded on non-U.S. markets, foreign exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Derivative Instruments. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on indices and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Portfolio holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets.

Over-the-counter ("OTC") derivative instruments , equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator

("CPO") under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to the Portfolio. The Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. Credit exposure on equity swaps to any one counterparty will be limited to 5% or less of net assets. Call options written on securities will be covered by ownership of the securities subject to the call option or an offsetting option.

Asset Coverage. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Lending Portfolio Securities. The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and the investment adviser will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. Distributions of any income realized from securities loans will be taxable as ordinary income.

Other Investment Companies. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the investment adviser. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio.

Short Sales. The Portfolio may sell individual securities short if it owns at least an equal amount of the security sold short or has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that, if such right is conditional, the sale is made upon the same conditions (a covered short sale). The Portfolio may sell short securities representing an index or basket of securities whose constituents the Portfolio holds in whole or in part. A short sale of an index or basket security will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Portfolio.

The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. The exposure to loss on covered short sales (to the extent the value of the security sold short rises instead of falls) is offset by the increase in the value of the underlying security or securities retained. The profit or loss on a covered short sale is also affected by the borrowing cost of any securities borrowed in connection with the short sale (which will vary with market conditions) and use of the proceeds of the short sale. The Portfolio expects normally to close its covered short sales by delivering newly acquired stocks.

Exposure to loss on an index or basket security sold short will not be offset by gains on other securities holdings to the extent that the constituent securities of the index or basket security sold short are not held by the Portfolio. Such losses may be substantial.

Temporary Investments. The Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Portfolio Turnover. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally be lower than that of most other small-cap growth funds, except to the extent the Portfolio sells securities in order to generate capital losses. Selling securities for such purposes will increase the Portfolio's turnover rate and the trading costs it incurs.

Diversified Status. Each of the Fund and Portfolio is a "diversified" investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because debt obligations are not voting securities). With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

(1)  Borrow  money or issue  senior  securities  except as permitted by the 1940
     Act;
(2) Purchase any securities or evidences of interest therein on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;
(3)  Engage in the underwriting of securities;
(4) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities;
(5) Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreementsand (c) lending portfolio securities;
(6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of anyone issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or
(7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in any one industry.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

The following nonfundamental investment policies have been adopted by the Fund and Portfolio. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders or, with respect to the Portfolio, without approval of the Fund or its other investors. The Fund and Portfolio will not:

  * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or
  * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund and Portfolio to dispose of such security or other asset. However, the Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of the Portfolio are responsible for the overall management and supervision of the affairs of the Portfolio. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund (see "Principal Underwriter" under "Other Service Providers").

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee                Trustee of the        Chairman, President and          197        Director of EVC
 11/9/41                                        Trust since 1991;     Chief Executive Officer of
                                                of the Portfolio      BMR, Eaton Vance, EVC and
                                                since 1998            EV; Director of EV; Vice
                                                                      President and Director of
                                                                      EVD. Trustee and/or officer
                                                                      of 197 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

NONINTERESTED TRUSTEES

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).

                                       6

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------

 SAMUEL L. HAYES, III    Chairman of the        Trustee of the        Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      Trust since 1986;     Investment Banking Emeritus,                Tiffany & Co.
                                                of the Portfolio      Harvard University Graduate                 (specialty
                                                since 1998 and        School of Business                          retailer) and
                                                Chairman of the       Administration.                             Telect, Inc.
                                                Board since 2005                                                  (telecommunication
                                                                                                                  services company)

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER        Trustee                Trustee of the        President, Chief Executive       197        None
 9/21/35                                        Trust since 1986;     Officer and a Director of
                                                of the Portfolio      Asset Management Finance
                                                since 1998            Corp. (a specialty finance
                                                                      company serving the
                                                                      investment management
                                                                      industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Since 1998            Professor of Law, University     197        None
 9/14/57                                                              of California at Los Angeles
                                                                      School of Law (since July
                                                                      2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS E. FAUST JR.      President of the       Since 2002           Executive Vice President of Eaton Vance, BMR, EVC and EV; Chief
5/31/58                  Trust                                       Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                     Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                     Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                     LLC and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance). Officer of 61 registered investment companies managed by Eaton Vance or BMR.

WILLIAM H. AHERN, JR.    Vice President of      Since 1995           Vice President of Eaton Vance and BMR. Officer of 78 registered
7/28/59                  the Trust                                   investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER         Vice President of      Since 1997           Vice President of Eaton Vance and BMR. Officer of 124
8/20/43                  the Trust                                   registered investment companies managed by Eaton Vance or BMR.

MICHAEL R. MACH          Vice President         Since 1999           Vice President of Eaton Vance and BMR. Officer of 31 registered
7/15/47                  of the Trust                                investment companies managed by Eaton Vance or BMR.

                                       7

ROBERT B. MACINTOSH      Vice President of      Since 1998           Vice President of Eaton Vance and BMR. Officer of 124
1/22/57                  the Trust                                   registered investment companies managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON     Vice President of      Vice President of    Senior Vice President and Chief Equity Investment Officer of
10/26/57                 the Trust; President   the Trust since      Eaton Vance and BMR. Officer of 48 registered investment
                         of the Portfolio       2001; President      companies managed by Eaton Vance or BMR.
                                                of the Portfolio
                                                since 2002

WALTER A. ROW, III       Vice President of      Since 2001           Director of Equity Research and a Vice President of Eaton Vance
7/20/57                  the Trust                                   and BMR. Officer of 28 registered investment companies managed by Eaton Vance or BMR.

JUDITH A. SARYAN         Vice President of      Since 2003           Vice President of Eaton Vance and BMR. Officer of 30 registered
8/21/54                  the Trust                                   investment companies managed by Eaton Vance or BMR.

TONI Y. SHIMURA          Vice President of      Since 2003           Vice President of Eaton Vance and BMR. Previously, Senior Vice
2/3/52                   the Portfolio                               President and Portfolio Manager with Massachusetts Financial
                                                                     Services Company (1993-2002). Officer of 3 registered
                                                                     investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              For the Trust        Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                        since 1997; for      Vance, EVD, EV and EVC. Officer of 197 registered investment
                                                the Portfolio        companies managed by Eaton Vance or BMR.
                                                since 1998

MICHELLE A. GREEN        Treasurer of the       Since 2002*          Vice President of Eaton Vance and BMR. Chief Financial Officer
8/25/69                  Portfolio                                   of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar
                                                                     Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital
                                                                     Fund LLC (private investment companies sponsored by Eaton
                                                                     Vance). Officer of 82 registered investment companies managed by Eaton Vance or BMR.


JAMES L. O'CONNOR        Treasurer of the       Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                   Trust                                       registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 197
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.

* Prior to 2002, Ms. Green served as Assistant Treasurer of the Portfolio since 1998.

The Board of Trustees of the Trust and the Portfolio have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust and the Portfolio. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended October 31, 2004, the Governance Committee convened six times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and the Portfolio. The
Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund and Portfolio's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund and Portfolio's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund and Portfolio's compliance with legal and regulatory requirements that relate to the Fund and Portfolio's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended October 31, 2004, the Audit Committee convened five times.

Messrs. Hayes (Chairman), Esty, Park, Pearlman, Reamer and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust and the Portfolio. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, Portfolio or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund and Portfolio, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act. On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended October 31, 2004, the Special Committee convened five times.

In considering  the renewal of the  investment  advisory  agreement  between the
Portfolio and the investment adviser, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

  * An independent report comparing the advisory fees of the Portfolio with those of comparable funds;
  * An independent report comparing the expense ratio of the Fund to those of comparable funds;
  * Information regarding Fund investment performance in comparison to a relevant peer group of funds and appropriate indices;
  * The economic outlook and the general investment outlook in relevant investment markets;
  * Eaton Vance's results and financial condition and the overall organization of the investment adviser;
  * The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;
  * The allocation of brokerage and the benefits received by the investment adviser as the result of brokerage allocation;
  * Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;
  * The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

  * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
  * The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered its management capabilities with respect to the types of investments held by the Portfolio, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee specifically noted the investment adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to the Fund's investment performance, the Special Committee concluded that, in light of improvements in the Fund's performance in 2004, it is appropriate to allow reasonable time to evaluate the investment adviser's performance. It was also noted that Eaton Vance hired a new portfolio manager in June 2003 and the allocation of increased analytical resources to the Fund during 2004. The Special Committee concluded that it is appropriate to allow reasonable time to evaluate the effectiveness of these actions. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio and for all Eaton Vance funds as a group, as well as the investment adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. Interests in the Portfolio cannot be purchased by a Trustee.

                                                     Aggregate Dollar Range of
                                                      Equity Securities Owned
                                Dollar Range of       in All Registered Funds
                               Equity Securities     Overseen by Trustee in the
    Name of Trustee            Owned in the Fund      Eaton Vance Fund Complex
    ---------------            -----------------     --------------------------
Interested Trustee
  James B. Hawkes                    None                   over $100,000
Noninterested Trustees
  Benjamin C. Esty**                 None                        None
  Samuel L. Hayes, III               None                   over $100,000
  William H. Park                    None                   over $100,000
  Ronald A. Pearlman                 None                   over $100,000
  Norton H. Reamer                   None                   over $100,000
  Lynn A. Stout                      None                   over $100,000*
  Ralph F. Verni**                   None                         None

 * Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
** Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and thus had no beneficial ownership of securities in the Fund or in the Eaton Vance Fund Complex as of December 31, 2004.


As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD;
     (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust and the Portfolio are paid by the Fund (and other series of the Trust) and the Portfolio, respectively. (A Trustee of the Trust and the Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolio). During the fiscal year ended October 31, 2004, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

 Source of        Jessica M.      Samuel L.    William H.    Ronald A.    Norton H.     Lynn A.
Compensation    Bibliowicz(7)       Hayes         Park       Pearlman      Reamer       Stout
------------     -------------    ---------    ----------    ---------    ---------     -------
  Trust(2)          $4,958         $11,767      $10,717       $11,080      $11,170      $11,708
  Portfolio            889           2,363        2,117(3)      2,094        2,243        2,214(4)
  Total             48,124         200,000      180,000(5)    180,000      190,000      190,000(6)

(1) As of May 1, 2005, the Eaton Vance fund complex consists of 197 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period shown in the table above.

(2)  The Trust consisted of 23 Funds as of October 31, 2004.
(3)  Includes $2,117 of deferred compensation.
(4)  Includes $891 of deferred compensation.
(5)  Includes $106,981 of deferred compensation.
(6)  Includes $45,000 of deferred  compensation.
(7)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

Organization. The Fund is a series of the Trust, which was organized under Massachusetts law on May 7, 1984 and is operated as an open-end management investment company. On March 1, 2002, the Fund changed its name from "Eaton Vance Tax-Managed Emerging Growth Fund 1.1" to "Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1".

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

The Portfolio was organized as a Trust under the laws of the state of New York on June 22, 1998 and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Fund may be required to vote on matters pertaining to the Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio without shareholder approval at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund and its shareholders to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

Proxy Voting Policy. The Boards of Trustees of the Trust and Portfolio have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below.

The Trustees will review the Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund and Portfolio will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser Policies, see Appendix D and Appendix E. Information on how the Fund and Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of the Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the Portfolio pays the investment adviser on average daily net assets up to $500 million, see the prospectus. On net assets of $500 million and over the annual fee is reduced and the advisory fee is computed as follows:

                                          Annual Fee Rate
 Average Daily Net Assets for the Month   (for each level)
 --------------------------------------   ----------------
 $500 million but less than $1 billion       0.5625%
 $1 billion but less than $1.5 billion       0.5000%
 $1.5 billion and over                       0.4375%


At October 31, 2004, the Portfolio had net assets of $180,777,410. For the fiscal years ended October 31, 2004, 2003 and 2002, BMR earned advisory fees of $1,292,277, $1,279,944 and $1,778,849, respectively.

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Portfolio Manager. The portfolio manager of the Portfolio is Toni Y. Shimura. The portfolio manager manages other investment companies and/or investment accounts in addition to the Portfolio. The following table shows, as of the Fund's most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
                                     All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
                                     ------------  ---------------  ------------------------   ------------------------
Registered Investment Companies           3            $253.1                  0                         $0
Other Pooled Investment Vehicles          0            $0                      0                         $0
Other Accounts                            0            $0                      0                         $0

 * In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies.

Ms. Shimura beneficially owned between $0 and $10,000 of Fund shares as of the Fund's most recent fiscal year ended October 31, 2004. Interests in the Portfolio cannot be purchased by the portfolio manager.

It is possible that conflicts of interest may arise in connection with the portfolio manager's management of the Portfolio's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts she advises. In addition due to differences in the investment strategies or restrictions between the Portfoilo and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by the portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons.

Compensation Structure. Compensation of the investment adviser's portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The investment adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of the investment adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended October 31, 2004, the transfer agent accrued for or paid to Eaton Vance $34,560 for sub-transfer agency services performed on behalf of the Fund.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott
H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser, principal underwriter, and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Expenses. Each Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD. EVD also serves as placement agent for the Portfolio.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Fund and Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

Foreign  securities  and  currencies  held by the  Portfolio  are valued in U.S.
dollars, as calculated by the custodian based on foreign currency exchange quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE. As described in the prospectus, the Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The Fund's principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchases at Net Asset Value. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Tax-Deferred Retirement Plans. Class A and Class C shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

Distribution and Service Plans

The Trust has in effect a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 5% (in the case of Class B) and 6.25% (in the case of Class C) of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on August 11, 1997. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B and Appendix C.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

  * Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q (which in most cases includes a list of the Portfolio's holdings) are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC
     public         reference         room        is         available        at
     http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, the Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265. The Fund also will post a complete list of its portfolio holdings (including the Portfolio's holdings) as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter-end.

  * Disclosure of certain Portfolio characteristics: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

  * Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund's Board of Trustees.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended October 31, 2004.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends allocated by the Portfolio to the Fund and received by a Fund shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Portfolio or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or
(4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject the Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

The Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of the Portfolio will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, such foreign taxes.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, the Portfolio's investment adviser. The Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Portfolio. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.

Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In  the  event  that  the  investment  adviser  executes  Portfolio   securities
transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Portfolio by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Portfolio will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended October 31, 2004, as well as the amount of Portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                                              Amount of            Commissions Paid
                                                             Transactions           on Transactions
                      Brokerage Commissions Paid           Directed to Firms       Directed to Firms
                      for the Fiscal Year Ended            Providing Research      Providing Research
                      --------------------------           ------------------      ------------------
    Name           10/31/04     10/31/03     10/31/02           10/31/04                10/31/04
    ----           --------     --------     --------           --------                --------
  Portfolio       $1,942,840   $2,104,161   $1,601,825        $906,505,576             $1,593,839

                              FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund and Portfolio, appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                                                      APPENDIX A

                      Class A Fees, Performance & Ownership

Sales Charges, Service Fees and Repurchase Transaction Fees. For the fiscal year ended October 31, 2004, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total service fees paid by the Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                                                                    Repurchase
                                                                                     Service       Transaction
               Sales Charges    Sales Charges       CDSC                            Fees Paid       Fees Paid
Total Sales    to Investment    to Principal     to Principal    Total Service    to Investment    to Principal
Charges Paid      Dealers       Underwriter      Underwriter      Fees Paid          Dealers       Underwriter
------------   -------------    -------------    -------------   --------------   -------------    ------------
  $20,388         $17,462          $2,926             $0            $90,207          $82,679          $2,030

For the fiscal years ended October 31, 2003 and 2002, total sales charges of $40,782 and $58,660, respectively, were paid on sales of Class A, of which the principal underwriter received $5,943 and $8,566, respectively. The balance of such amounts was paid to investment dealers.

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                                                                 Length of Period Ended September 30, 2004
Average Annual Total Return:                                                       One Year    Five Years    Life of Fund
----------------------------                                                       --------    ----------    ------------
Before Taxes and Excluding Maximum Sales Charge                                     -1.66%       -6.30%         -0.76%
Before Taxes and Including Maximum Sales Charge                                     -7.34%       -7.40%         -1.59%
After Taxes on Distributions and Excluding Maximum Sales Charge                     -1.66%       -6.30%         -0.76%
After Taxes on Distributions and Including Maximum Sales Charge                     -7.34%       -7.40%         -1.59%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge      -1.08%       -5.24%         -0.65%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge      -4.77%       -6.13%         -1.34%
   Class A commenced operations September 25, 1997.

Control Persons and Principal Holders of Securities. At May 2, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. To the knowledge of the Trust, no person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      Class B Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended October 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commissions
   Paid by                                           Uncovered                      Service       Repurchase
  Principal        Distribution      CDSC           Distribution                      Fees       Transaction
Underwriter to     Fee Paid to      Paid to         Charges (as a                   Paid to      Fees Paid to
 Investment         Principal       Principal        % of Class         Service    Investment     Principal
   Dealers         Underwriter     Underwriter       Net Assets)         Fees       Dealers      Underwriter
--------------     ------------    -----------       -----------        -------    ----------    ------------
   $31,646           $542,516       $199,000      $6,029,000 (9.6%)    $184,631     $179,179      $4,107.50

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                                                                 Length of Period Ended September 30, 2004
Average Annual Total Return:                                                       One Year    Five Years    Life of Fund
----------------------------                                                       --------    ----------    ------------
Before Taxes and Excluding Maximum Sales Charge                                     -2.28%       -7.00%         -1.51%
Before Taxes and Including Maximum Sales Charge                                     -7.17%       -7.38%         -1.51%
After Taxes on Distributions and Excluding Maximum Sales Charge                     -2.28%       -7.00%         -1.51%
After Taxes on Distributions and Including Maximum Sales Charge                     -7.17%       -7.38%         -1.51%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge      -1.49%       -5.81%         -1.27%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge      -4.66%       -6.12%         -1.27%
   Class B commenced operations September 29, 1997.

Control Persons and Principal Holders of Securities. At May 2, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL     8.9%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                      Class C Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended October 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commissions
   Paid by                                           Uncovered                      Service       Repurchase
  Principal        Distribution      CDSC           Distribution                      Fees       Transaction
Underwriter to     Fee Paid to      Paid to         Charges (as a                   Paid to      Fees Paid to
 Investment         Principal       Principal        % of Class         Service    Investment     Principal
   Dealers         Underwriter     Underwriter       Net Assets)         Fees       Dealers      Underwriter
--------------     ------------    -----------       -----------        -------    ----------    ------------
  $236,005           $227,050        $1,000       $8,124,000 (32.1%)    $78,668     $76,021       $2,087.50

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                                                                 Length of Period Ended September 30, 2004
Average Annual Total Return:                                                       One Year    Five Years    Life of Fund
----------------------------                                                       --------    ----------    ------------
Before Taxes and Excluding Maximum Sales Charge                                     -2.40%       -7.01%         -1.57%
Before Taxes and Including Maximum Sales Charge                                     -3.38%       -7.01%         -1.57%
After Taxes on Distributions and Excluding Maximum Sales Charge                     -2.40%       -7.01%         -1.57%
After Taxes on Distributions and Including Maximum Sales Charge                     -3.38%       -7.01%         -1.57%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge      -1.56%       -5.82%         -1.32%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge      -2.20%       -5.82%         -1.32%
   Class B commenced operations September 29, 1997.

Control Persons and Principal Holders of Securities. At May 2, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL     17.3%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX D

                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I.   Overview

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31/st/ of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The

Committee will instruct the Adviser on the appropriate course of action. If the Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V.  Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX G

                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and
Procedures. These proxy policies and procedures reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

III. Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

     A.   Election of Board of Directors

     The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

     * The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.
     * The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Advisers will hold all directors accountable for the actions of the Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.
     * The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.
     * The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B.   Approval of Independent Auditors

The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

C.   Executive Compensation

The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

* The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
* The Advisers will generally vote against plans if annual option grants exceed 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

* The Advisers will typically vote against plans that have any of the following structural features:

     *    Ability to re-price underwater options without shareholder approval.
     * The unrestricted ability to issue options with an exercise price below the stock's current market price.
     *    Automatic share replenishment ("evergreen") feature.

* The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

     * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
     *    Using restricted stock grants instead of options.
     * Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

* The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D.   Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

* Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
* The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
* The Advisers will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
* The Advisers will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.
* The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
* The Advisers will vote against proposals for a separate class of stock with disparate voting rights.
* The Advisers will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Advisers will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

E.   State of Incorporation/Offshore Presence

Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers' clients.

F.   Environmental/Social Policy Issues

The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G.   Circumstances Under Which The Advisers Will Abstain From Voting

The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

IV.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Advisers' proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

V.   Identification and Resolution of Conflicts with Clients

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

     * Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of the Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in discussions with a corporate client considering management of the corporation's 401(k) plan assets.
     * A representative of the Legal and Compliance Departments will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.
     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

The Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     * For clients other than a Fund, if the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the "Policies"), she will (i) inform the Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact,
          (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.
     * If (i) the client involved is a Fund, or (ii) the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

          *    The client, in the case of an individual or corporate client;
          * In the case of a Fund, its board of directors, or any committee identified by the board; or
          *    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 as of October 31, 2004 MANAGEMENT'S DISCUSSION OF FUND PERFORMAN

[PHOTO OF TONI SHIMURA]
Toni Shimura
Portfolio Manager

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund's Class A shares had a total return of -1.66%. This return was the result of a decrease in net asset value
   (NAV) per share to $9.47 on October 31, 2004, from $9.63 on October 31, 2003.(1)

- The Fund's Class B shares had a total return of -2.28% during the same period, the result of a decrease in NAV per share to $8.98 from $9.19.(1)

- The Fund's Class C shares had a total return of -2.40% during the same period, the result of a decrease in NAV per share to $8.94 from $9.16.(1)

- For comparison, the Russell 2000 Growth Index - an unmanaged index of small-cap growth stocks - had a total return of 5.53%, while the S&P SmallCap 600 Index - a widely recognized, unmanaged index of both growth and value small-capitalization stocks - had a total return of 16.78% during the year ended October 31, 2004.(2)

   SEE PAGES 3 AND 4 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

- The stock market posted solid gains during the year ended October 31, 2004, as surprisingly strong corporate earnings growth propelled stocks higher. Generally, value stocks outperformed growth stocks during the period, and small-to-mid-capitalization stocks led large-cap issues.

- Nine of the 10 economic sectors constituting the indexes posted gains over the past year. The smallest gain was recorded by the health care sector, while the technology sector posted a negative return for the period. The technology and health care sectors are generally considered by investors to have favorable long-term growth prospects, given the strong, internationally competitive position of many U.S. companies. However, during the one-year period, these two sectors were the weakest performers.

- In health care, Tax-Managed Small-Cap Growth Portfolio's (the Portfolio) holdings in biotechnology, generic drugs, and medical devices during the year were a drag on performance, as diminished earnings expectations and slowdowns in new products drove stock prices down.

- In the technology sector, investor fears about excessive inventories, competitive pricing pressures and the outlook for technology spending by business brought stock prices lower. Not surprisingly, several of the Portfolio's technology holdings experienced price declines related to disappointing earnings growth. This was the biggest contributor to the Fund's underperformance during the one-year period.

- Over the past year, the Portfolio has generally maintained its exposure to the more cyclical or economically sensitive areas of the economy that are benefiting from market share gains due to a falling U.S. dollar.

- The U.S. economy has continued to show healthy growth, but risks remain, including large trade and federal budget deficits and a declining dollar, which some economists believe could lead to higher long-term interest rates. Nevertheless, we believe that our emphasis on thorough research in the stock selection process and the Portfolio's diversification across a wide range of sectors and holdings should be beneficial in the coming year.

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

   FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED.

(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 as of October 31, 2004 PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks, and the Russell 2000 Growth Index, an unmanaged market index of small-cap growth stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P SmallCap 600, and the Russell 2000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*                            CLASS A         CLASS B         CLASS C
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)

One Year                                  -1.66%          -2.28%          -2.40%
Five Years                                -6.30           -7.00           -7.01
Life of Fund+                             -0.76           -1.51           -1.57

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                  -7.34%          -7.17%          -3.38%
Five Years                                -7.40           -7.38           -7.01
Life of Fund+                             -1.59           -1.51           -1.57

+ Inception Dates - Class A: 9/25/97; Class B: 9/29/97; Class C:9/29/97

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE(CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE:5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 CLASS A VS. THE S&P SMALLCAP 600 INDEX AND THE RUSSELL 2000 GROWTH INDEX**
     September 30, 1997 - October 31, 2004

           EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1- CLASS A
                               Inception: 9/25/97

              S&P SMALLCAP   RUSSELL 2000        EATON VANCE TAX-MANAGED                EATON VANCE TAX-MANAGED SMALL-CAP
              600 INDEX      GROWTH INDEX   SMALL-CAP GROWTH FUND 1.1, CLASS A   GROWTH FUND 1.1, CLASS A, INCLUDING SALES CHARGE
---------------------------------------------------------------------------------------------------------------------------------
 9/30/1997     $  10,000       $  10,000                 $  10,000                                   $   9,425
10/31/1997     $   9,568       $   9,400                 $   9,682                                   $   9,128
11/30/1997     $   9,499       $   9,176                 $   9,523                                   $   8,978
12/31/1997     $   9,691       $   9,181                 $   9,930                                   $   9,363
 1/31/1998     $   9,502       $   9,059                 $   9,811                                   $   9,250
 2/28/1998     $  10,367       $   9,858                 $  10,616                                   $  10,009
 3/31/1998     $  10,763       $  10,272                 $  11,044                                   $  10,412
 4/30/1998     $  10,826       $  10,335                 $  11,113                                   $  10,478
 5/31/1998     $  10,253       $   9,584                 $  10,358                                   $   9,766
 6/30/1998     $  10,283       $   9,682                 $  10,885                                   $  10,262
 7/31/1998     $   9,496       $   8,874                 $  10,119                                   $   9,541
 8/31/1998     $   7,663       $   6,825                 $   8,151                                   $   7,685
 9/30/1998     $   8,133       $   7,517                 $   8,996                                   $   8,482
10/31/1998     $   8,511       $   7,909                 $   9,404                                   $   8,866
11/30/1998     $   8,990       $   8,523                 $  10,040                                   $   9,466
12/31/1998     $   9,564       $   9,294                 $  11,113                                   $  10,478
 1/31/1999     $   9,444       $   9,712                 $  11,153                                   $  10,515
 2/28/1999     $   8,593       $   8,824                 $  10,239                                   $   9,653
 3/31/1999     $   8,704       $   9,138                 $  10,606                                   $  10,000
 4/30/1999     $   9,279       $   9,945                 $  10,755                                   $  10,141
 5/31/1999     $   9,505       $   9,961                 $  10,984                                   $  10,356
 6/30/1999     $  10,046       $  10,486                 $  11,909                                   $  11,228
 7/31/1999     $   9,957       $  10,162                 $  11,789                                   $  11,115
 8/31/1999     $   9,519       $   9,782                 $  11,759                                   $  11,087
 9/30/1999     $   9,559       $   9,970                 $  12,266                                   $  11,565
10/31/1999     $   9,535       $  10,226                 $  13,032                                   $  12,287
11/30/1999     $   9,934       $  11,306                 $  14,245                                   $  13,430
12/31/1999     $  10,750       $  13,300                 $  16,272                                   $  15,342
 1/31/2000     $  10,417       $  13,176                 $  15,875                                   $  14,967
 2/29/2000     $  11,812       $  16,242                 $  19,225                                   $  18,126
 3/31/2000     $  11,376       $  14,535                 $  19,076                                   $  17,985
 4/30/2000     $  11,181       $  13,067                 $  16,928                                   $  15,961
 5/31/2000     $  10,849       $  11,922                 $  15,905                                   $  14,995
 6/30/2000     $  11,491       $  13,463                 $  17,763                                   $  16,748
 7/31/2000     $  11,209       $  12,309                 $  16,461                                   $  15,520
 8/31/2000     $  12,202       $  13,604                 $  18,439                                   $  17,385
 9/30/2000     $  11,870       $  12,928                 $  17,634                                   $  16,626
10/31/2000     $  11,944       $  11,878                 $  16,392                                   $  15,455
11/30/2000     $  10,701       $   9,721                 $  13,181                                   $  12,427
12/31/2000     $  12,019       $  10,316                 $  14,503                                   $  13,674
 1/31/2001     $  12,534       $  11,151                 $  14,732                                   $  13,889
 2/28/2001     $  11,769       $   9,622                 $  12,127                                   $  11,434
 3/31/2001     $  11,229       $   8,747                 $  10,527                                   $   9,925
 4/30/2001     $  12,085       $   9,818                 $  12,217                                   $  11,518
 5/31/2001     $  12,317       $  10,046                 $  12,356                                   $  11,649
 6/30/2001     $  12,768       $  10,332                 $  12,455                                   $  11,743
 7/31/2001     $  12,555       $   9,451                 $  11,581                                   $  10,918
 8/31/2001     $  12,268       $   8,860                 $  10,726                                   $  10,112
 9/30/2001     $  10,610       $   7,430                 $   8,807                                   $   8,304
10/31/2001     $  11,176       $   8,145                 $   9,781                                   $   9,222
11/30/2001     $  11,993       $   8,825                 $  10,606                                   $  10,000
12/31/2001     $  12,805       $   9,375                 $  11,103                                   $  10,469
 1/31/2002     $  12,916       $   9,041                 $  10,616                                   $  10,009
 2/28/2002     $  12,694       $   8,456                 $   9,881                                   $   9,316
 3/31/2002     $  13,697       $   9,191                 $  10,596                                   $   9,991
 4/30/2002     $  14,084       $   8,992                 $  10,080                                   $   9,503
 5/31/2002     $  13,501       $   8,466                 $   9,642                                   $   9,091
 6/30/2002     $  12,803       $   7,748                 $   8,857                                   $   8,351
 7/31/2002     $  10,995       $   6,557                 $   7,674                                   $   7,235
 8/31/2002     $  11,099       $   6,554                 $   7,813                                   $   7,366
 9/30/2002     $  10,420       $   6,081                 $   7,326                                   $   6,907
10/31/2002     $  10,753       $   6,389                 $   7,575                                   $   7,142
11/30/2002     $  11,313       $   7,022                 $   8,101                                   $   7,638
12/31/2002     $  10,931       $   6,537                 $   7,594                                   $   7,160
 1/31/2003     $  10,556       $   6,359                 $   7,505                                   $   7,076
 2/28/2003     $  10,218       $   6,190                 $   7,276                                   $   6,860
 3/31/2003     $  10,298       $   6,283                 $   7,326                                   $   6,907
 4/30/2003     $  11,134       $   6,877                 $   7,813                                   $   7,366
 5/31/2003     $  12,032       $   7,652                 $   8,390                                   $   7,910
 6/30/2003     $  12,344       $   7,800                 $   8,400                                   $   7,919
 7/31/2003     $  12,986       $   8,390                 $   8,857                                   $   8,351
 8/31/2003     $  13,618       $   8,840                 $   9,304                                   $   8,772
 9/30/2003     $  13,218       $   8,617                 $   8,807                                   $   8,304
10/31/2003     $  14,364       $   9,361                 $   9,573                                   $   9,025
11/30/2003     $  14,908       $   9,666                 $   9,950                                   $   9,381
12/31/2003     $  15,172       $   9,710                 $   9,871                                   $   9,306
 1/31/2004     $  15,608       $  10,220                 $   9,871                                   $   9,306
 2/29/2004     $  15,908       $  10,204                 $   9,831                                   $   9,269
 3/31/2004     $  16,116       $  10,252                 $   9,771                                   $   9,213
 4/30/2004     $  15,581       $   9,738                 $   9,324                                   $   8,791
 5/31/2004     $  15,820       $   9,931                 $   9,414                                   $   8,875
 6/30/2004     $  16,696       $  10,262                 $   9,662                                   $   9,110
 7/31/2004     $  15,781       $   9,341                 $   8,976                                   $   8,463
 8/31/2004     $  15,642       $   9,140                 $   8,618                                   $   8,126
 9/30/2004     $  16,467       $   9,645                 $   9,225                                   $   8,697
10/31/2004     $  16,774       $   9,880                 $   9,414                                   $   8,875

** SOURCE: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 9/25/97.

   A $10,000 HYPOTHETICAL INVESTMENT AT NET ASSET VALUE IN THE FUND'S CLASS B AND CLASS C SHARES ON 9/29/97 WOULD HAVE BEEN VALUED AT $8,980 AND $8,940, RESPECTIVELY, ON OCTOBER 31, 2004. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[CHART]

COMMON STOCK INVESTMENTS BY SECTOR++

By net assets

Information Technology          28.1%

Consumer Discretionary          14.5%

Health Care                     14.1%

Energy                          10.5%

Industrials                      9.8%

Financials                       7.0%

Telecommunication Services       6.6%

Materials                        5.8%

Consumer Staples                 0.6%

++As of October 31, 2004. Sector Weightings subject to change due to active management.

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                           ONE YEAR    FIVE YEARS  LIFE OF FUND
Return Before Taxes                          -1.66%       -6.30%         -0.76%
Return After Taxes on Distributions          -1.66%       -6.30%         -0.76%
Return After Taxes on Distributions
and Sale of Fund Shares                      -1.08%       -5.24%         -0.65%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                           ONE YEAR    FIVE YEARS  LIFE OF FUND
Return Before Taxes                          -7.34%        -7.40%         -1.59%
Return After Taxes on Distributions          -7.34%        -7.40%         -1.59%
Return After Taxes on Distributions
and Sale of Fund Shares                      -4.77%        -6.13%         -1.34%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                           ONE YEAR    FIVE YEARS  LIFE OF FUND
Return Before Taxes                          -2.40%        -7.01%         -1.57%
Return After Taxes on Distributions          -2.40%        -7.01%         -1.57%
Return After Taxes on Distributions
and Sale of Fund Shares                      -1.56%        -5.82%         -1.32%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                           ONE YEAR    FIVE YEARS  LIFE OF FUND
Return Before Taxes                          -3.38%        -7.01%         -1.57%
Return After Taxes on Distributions          -3.38%        -7.01%         -1.57%
Return After Taxes on Distributions
and Sale of Fund Shares                      -2.20%        -5.82%         -1.32%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                           ONE YEAR    FIVE YEARS  LIFE OF FUND
Return Before Taxes                          -2.28%        -7.00%         -1.51%
Return After Taxes on Distributions          -2.28%        -7.00%         -1.51%
Return After Taxes on Distributions
and Sale of Fund Shares                      -1.49%        -5.81%         -1.27%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                           ONE YEAR    FIVE YEARS  LIFE OF FUND
Return Before Taxes                          -7.17%        -7.38%         -1.51%
Return After Taxes on Distributions          -7.17%        -7.38%         -1.51%
Return After Taxes on Distributions
and Sale of Fund Shares                      -4.66%        -6.12%         -1.27%

Class A commenced operations on 9/25/97. Class B and Class C commenced operations on 9/29/97. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 as of October 31, 2004 FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1

               BEGINNING ACCOUNT VALUE    ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                      (5/1/04)                (10/31/04)               (5/1/04 - 10/31/04)
     ------------------------------------------------------------------------------------------
     Actual
     Class A       $     1,000.00             $     1,009.60                $      6.87
     Class B       $     1,000.00             $     1,005.60                $     10.64
     Class C       $     1,000.00             $     1,004.50                $     10.63

     Hypothetical
     (5% return per year before expenses)
     Class A       $     1,000.00             $     1,018.30                $      6.90
     Class B       $     1,000.00             $     1,014.50                $     10.68
     Class C       $     1,000.00             $     1,014.50                $     10.68

* Expenses are equal to the Fund's annualized expense ratio of 1.36% for Class A shares, 2.11% for Class B shares, and 2.11% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 as of October 31, 2004 FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed Small-Cap Growth Portfolio, at value
   (identified cost, $100,439,362)                                       $   118,401,656
Receivable for Fund shares sold                                                    4,134
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $   118,405,790
----------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                         $       302,358
Payable to affiliate for distribution and service fees                            23,458
Payable to affiliate for Trustees' fees                                            2,081
Accrued expenses                                                                  70,890
----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $       398,787
----------------------------------------------------------------------------------------
NET ASSETS                                                               $   118,007,003
----------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                          $   247,443,428
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                         (147,093,447)
Accumulated net investment loss                                                 (305,272)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                           17,962,294
----------------------------------------------------------------------------------------
TOTAL                                                                    $   118,007,003
----------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                               $    30,172,463
SHARES OUTSTANDING                                                             3,184,927
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $          9.47
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $9.47)                                       $         10.05
----------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                               $    62,552,686
SHARES OUTSTANDING                                                             6,966,882
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $          8.98
----------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                               $    25,281,854
SHARES OUTSTANDING                                                             2,826,430
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $          8.94
----------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio
   (net of foreign taxes, $5,245)                                        $       287,086
Interest allocated from Portfolio                                                 63,641
Expenses allocated from Portfolio                                             (1,042,988)
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                       $      (692,261)
----------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                              $         3,100
Distribution and service fees
   Class A                                                                        88,236
   Class B                                                                       723,355
   Class C                                                                       311,456
Transfer and dividend disbursing agent fees                                      368,633
Registration fees                                                                 44,397
Printing and postage                                                              38,581
Custodian fee                                                                     26,972
Legal and accounting services                                                     20,638
Miscellaneous                                                                     12,923
----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $     1,638,291
----------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      $    (2,330,552)
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $     9,025,130
   Net increase from payments by affiliate and net gains (losses)
      realized on the disposal of investments purchased which did not
      meet the Portfolio's investment guidelines                                  26,673
   Foreign currency transactions                                                  (3,631)
----------------------------------------------------------------------------------------
NET REALIZED GAIN                                                        $     9,048,172
----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                   $    (9,934,477)
   Foreign currency                                                                   40
----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $    (9,934,437)
----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                         $      (886,265)
----------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                               $    (3,216,817)
----------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                YEAR ENDED         YEAR ENDED
IN NET ASSETS                                      OCTOBER 31, 2004   OCTOBER 31, 2003
--------------------------------------------------------------------------------------
From operations --
   Net investment loss                             $    (2,330,552)   $     (2,693,901)
   Net realized gain from investment
      transactions, payments by affiliate
      and foreign currency transactions                  9,048,172          25,271,511
   Net change in unrealized
      appreciation (depreciation)
      of investments and foreign currency               (9,934,437)         11,747,910
--------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 $    (3,216,817)   $     34,325,520
--------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                      $     1,267,142    $      1,596,824
      Class B                                            1,056,138           1,327,446
      Class C                                              911,310           1,193,248
   Cost of shares redeemed
      Class A                                          (12,769,324)        (14,487,363)
      Class B                                          (17,339,046)        (17,716,374)
      Class C                                          (10,616,048)         (9,875,853)
   Net asset value of shares exchanged
      Class A                                            1,688,751                  --
      Class B                                           (1,688,751)                 --
--------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                         $   (37,489,828)   $    (37,962,072)
--------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                         $   (40,706,645)   $     (3,636,552)
--------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                               $   158,713,648    $    162,350,200
--------------------------------------------------------------------------------------
AT END OF YEAR                                     $   118,007,003    $    158,713,648
--------------------------------------------------------------------------------------

ACCUMULATED NET
INVESTMENT LOSS INCLUDED
IN NET ASSETS

AT END OF YEAR                                     $      (305,272)   $             --
--------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                          CLASS A
                                                        ---------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                        ---------------------------------------------------------------------
                                                          2004(1)          2003(1)       2002(1)        2001          2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.630       $    7.620    $    9.840    $   16.490    $   13.110
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                     $   (0.107)      $   (0.100)   $   (0.095)   $   (0.110)   $   (0.062)
Net realized and unrealized gain (loss)                     (0.053)           2.110        (2.125)       (6.540)        3.442
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $   (0.160)      $    2.010    $   (2.220)   $   (6.650)   $    3.380
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $    9.470       $    9.630    $    7.620    $    9.840    $   16.490
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                              (1.66)%(3)       26.38%       (22.56)%      (40.33)%       25.78%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $   30,172       $   40,514    $   44,208    $   81,608    $  145,852
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                1.37%            1.43%         1.24%         1.16%         1.07%
   Expenses after custodian fee reduction(4)                  1.37%            1.43%         1.24%         1.14%         1.07%
   Net investment loss                                       (1.12)%          (1.23)%       (1.00)%       (0.83)%       (0.49)%
Portfolio Turnover(5)                                           --               --            --            22%           77%
Portfolio Turnover of the Portfolio                            282%             248%          131%           38%*          --

(1) Net investment loss per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.

* For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

                        See notes to financial statements

                                                                                         CLASS B
                                                        --------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        --------------------------------------------------------------------
                                                          2004(1)         2003(1)       2002(1)       2001          2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.190      $    7.330    $    9.540    $   16.120    $   12.910
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                     $   (0.170)     $   (0.155)   $   (0.161)   $   (0.197)   $   (0.167)
Net realized and unrealized gain (loss)                     (0.040)          2.015        (2.049)       (6.383)        3.377
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $   (0.210)     $    1.860    $   (2.210)   $   (6.580)   $    3.210
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $    8.980      $    9.190    $    7.330    $    9.540    $   16.120
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                              (2.28)%(3)      25.38%       (23.16)%      (40.82)%       24.86%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $   62,553      $   82,345    $   81,353    $  132,892    $  228,177
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                2.12%           2.18%         1.99%         1.92%         1.82%
   Expenses after custodian fee reduction(4)                  2.12%           2.18%         1.99%         1.90%         1.82%
   Net investment loss                                       (1.87)%         (1.98)%       (1.75)%       (1.58)%       (1.24)%
Portfolio Turnover(5)                                           --              --            --            22%           77%
Portfolio Turnover of the Portfolio                            282%            248%          131%           38%*          --

(1) Net investment loss per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.

* For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

                        See notes to financial statements

                                                                                          CLASS C
                                                        ---------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                        ---------------------------------------------------------------------
                                                          2004(1)          2003(1)       2002(1)        2001          2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.160       $    7.310    $    9.500    $   16.050    $   12.860
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                     $   (0.170)      $   (0.154)   $   (0.161)   $   (0.198)   $   (0.154)
Net realized and unrealized gain (loss)                     (0.050)           2.004        (2.029)       (6.352)        3.344
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $   (0.220)      $    1.850    $   (2.190)   $   (6.550)   $    3.190
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $    8.940       $    9.160    $    7.310    $    9.500    $   16.050
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                              (2.40)%(3)       25.31%       (23.05)%      (40.81)%       24.80%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $   25,282       $   35,855    $   36,789    $   66,550    $  111,731
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                2.12%            2.18%         1.99%         1.92%         1.85%
   Expenses after custodian fee reduction(4)                  2.12%            2.18%         1.99%         1.90%         1.85%
   Net investment loss                                       (1.87)%          (1.97)%       (1.75)%       (1.58)%       (1.27)%
Portfolio Turnover(5)                                           --               --            --            22%           77%
Portfolio Turnover of the Portfolio                            282%             248%          131%           38%*          --

(1) Net investment loss per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.

* For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

                        See notes to financial statements

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 as of October 31, 2004 NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Small-Cap Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (65.5% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

   D INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   E FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $149,420,597 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2008, ($17,013,224), on October 31, 2009, ($76,461,635), and on October 31,
   2010, ($55,945,738).

   F EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   G OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the reinvestment date. Distributions are paid in the form of additional shares of the same class of the Fund, or at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   During the year ended October 31, 2004, accumulated paid-in capital was decreased by $2,009,303, net investment loss was decreased by $2,025,280, and accumulated net realized loss was increased by $15,977 primarily due to differences between book and tax accounting treatment of net operating losses, foreign currency gain(loss) and passive foreign investment companies. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Capital loss carryforwards                                   $  (149,420,597)
   Unrealized appreciation                                      $    19,984,172

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                        YEAR ENDED OCTOBER 31,
                                                    ------------------------------
   CLASS A                                              2004               2003
   -------------------------------------------------------------------------------
   Sales                                                133,211            197,674
   Redemptions                                       (1,333,450)        (1,789,724)
   Exchange from Class B shares                         177,497                 --
   -------------------------------------------------------------------------------
   NET DECREASE                                      (1,022,742)        (1,592,050)
   -------------------------------------------------------------------------------

                                                        YEAR ENDED OCTOBER 31,
                                                    ------------------------------
   CLASS B                                              2004               2003
   -------------------------------------------------------------------------------
   Sales                                                115,435            168,108
   Redemptions                                       (1,918,120)        (2,304,946)
   Exchange to Class A shares                          (186,494)                --
   -------------------------------------------------------------------------------
   NET DECREASE                                      (1,989,179)        (2,136,838)
   -------------------------------------------------------------------------------

                                                        YEAR ENDED OCTOBER 31,
                                                    ------------------------------
   CLASS C                                              2004               2003
   -------------------------------------------------------------------------------
   Sales                                                 98,653            154,057
   Redemptions                                       (1,186,433)        (1,275,578)
   -------------------------------------------------------------------------------
   NET DECREASE                                      (1,087,780)        (1,121,521)
   -------------------------------------------------------------------------------

4  TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2004, EVM earned $34,560 in sub-transfer agent fees.

   Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred

   Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

   Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $2,926 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004.

   Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The fund paid or accrued $542,516 and $233,592 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $6,029,000 and $8,124,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons amounting to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2004 amounted to $88,236, $180,839 and $77,864 for Class A, Class B, and Class C shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $199,000 and $1,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively for the year ended October 31, 2004. EVD did not receive any CDSC for Class A shares for the year ended October 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio aggregated $3,239,157 and $42,545,531, respectively for the year ended October 31, 2004.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 as of October 31, 2004 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 at October 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.9%

SECURITY                                             SHARES        VALUE
----------------------------------------------------------------------------------
AEROSPACE / DEFENSE -- 2.7%

Armor Holdings, Inc.(1)                                  45,300    $     1,677,006
Ceradyne, Inc.(1)                                        37,800          1,621,242
Hexcel Corp.(1)                                          42,300            655,650
Teledyne Technologies, Inc.(1)                           32,700            836,139
----------------------------------------------------------------------------------
                                                                   $     4,790,037
----------------------------------------------------------------------------------

BANKS -- 3.4%

Bank of the Ozarks, Inc.                                 20,400    $       658,614
Cathay General Bancorp                                   15,200            598,880
East-West Bancorp, Inc.                                  36,700          1,469,468
First Bancorp Puerto Rico(2)                             11,500            627,095
Hanmi Financial Corp.                                    23,400            710,892
PrivateBancorp, Inc.                                     27,400            886,390
R & G Financial Corp., Class B(2)                        18,000            677,160
Wintrust Financial Corp.                                 10,500            598,500
----------------------------------------------------------------------------------
                                                                   $     6,226,999
----------------------------------------------------------------------------------

BROADCASTING AND CABLE -- 1.5%

Central European Media Enterprises Ltd.(1)(2)            76,500    $     2,707,335
----------------------------------------------------------------------------------
                                                                   $     2,707,335
----------------------------------------------------------------------------------

BROADCASTING AND RADIO -- 1.0%

Sirius Satellite Radio, Inc.(1)                         211,900    $       826,410
XM Satellite Radio Holdings, Inc., Class A(1)            27,700            895,264
----------------------------------------------------------------------------------
                                                                   $     1,721,674
----------------------------------------------------------------------------------

BUILDING MATERIALS -- 1.8%

Dycom Industries, Inc.(1)                                21,000    $       685,650
Florida Rock Industries, Inc.                            16,700            862,555
Simpson Manufacturing Co., Inc.                          11,200            719,936
Texas Industries, Inc.                                   21,000          1,069,530
----------------------------------------------------------------------------------
                                                                   $     3,337,671
----------------------------------------------------------------------------------

BUSINESS SERVICES-MISCELLANEOUS -- 3.1%

Corporate Executive Board Co., (The)                     32,900    $     2,094,085
Heidrick & Struggles International, Inc.(1)              33,700            964,999
Satyam Computer Services Ltd. ADR(2)                     39,000          1,024,530
Shopping.com Ltd.(1)(2)                                  40,500          1,092,285
Wind River Systems, Inc.(1)                              34,300            459,277
----------------------------------------------------------------------------------
                                                                   $     5,635,176
----------------------------------------------------------------------------------

CASINOS AND GAMING -- 2.8%

Ameristar Casinos, Inc.                                  18,700    $       649,357
Argosy Gaming Co.(1)                                     15,000            593,850
Boyd Gaming Corp.                                        21,400            716,686
Penn National Gaming, Inc.(1)                            10,800            448,524
Scientific Games Corp.(1)                                21,700            459,606
Station Casinos, Inc.                                    15,300            779,535
Wynn Resorts Ltd.(1)                                     25,400          1,477,010
----------------------------------------------------------------------------------
                                                                   $     5,124,568
----------------------------------------------------------------------------------

CHEMICALS -- 2.4%

Albemarle Corp.                                          20,700    $       742,095
Braskem SA ADR(1)(2)                                     43,045          1,575,447
Crompton Corp.                                           58,300            542,190
Hercules, Inc.(1)                                        38,300            546,924
Lyondell Chemical Co.                                    29,700            682,506
Terra Industries, Inc.(1)                                31,299            239,437
----------------------------------------------------------------------------------
                                                                   $     4,328,599
----------------------------------------------------------------------------------

COAL -- 0.9%

Massey Energy Co.                                        59,400    $     1,599,642
----------------------------------------------------------------------------------
                                                                   $     1,599,642
----------------------------------------------------------------------------------

COMMERCIAL SERVICES -- 1.0%

Alliance Data Systems Corp.(1)                           43,400    $     1,834,952
----------------------------------------------------------------------------------
                                                                   $     1,834,952
----------------------------------------------------------------------------------

COMPUTER EQUIPMENT -- 0.6%

Synaptics, Inc.(1)                                       35,000    $     1,107,400
----------------------------------------------------------------------------------
                                                                   $     1,107,400
----------------------------------------------------------------------------------

COMPUTER SERVICES -- 2.0%

Anteon International Corp.(1)                            26,300    $     1,033,590
Cognizant Technology Solutions Corp.(1)                  56,400          1,917,600
SRA International, Inc., Class A(1)                      11,600            623,616
----------------------------------------------------------------------------------
                                                                   $     3,574,806
----------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 8.8%

Akamai Technologies, Inc.(1)                            178,100    $     2,466,685
Blackboard, Inc.(1)                                      54,300            967,083
Business Objects SA ADR(1)(2)                            25,300            645,656
Cogent, Inc.(1)                                          64,393          1,232,096
Kronos, Inc.(1)                                          13,300            652,365

                        See notes to financial statements

SECURITY                                             SHARES        VALUE
----------------------------------------------------------------------------------
COMPUTER SOFTWARE (CONTINUED)

McAfee, Inc.(1)                                          57,800    $     1,398,760
McDATA Corp., Class A(1)                                112,800            708,384
Open Solutions, Inc.(1)                                  24,300            684,410
Parametric Technology Corp.(1)                           88,400            458,796
Paxar Corp.(1)                                           56,200          1,239,210
RADWARE Ltd.(1)(2)                                       30,500            753,350
Salesforce.com, Inc.(1)                                  47,600            967,232
Verint Systems, Inc.(1)                                  57,800          2,247,264
Witness Systems, Inc.(1)                                 93,400          1,453,304
----------------------------------------------------------------------------------
                                                                   $    15,874,595
----------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE -- 0.3%

Scansource, Inc.(1)                                       9,400    $       582,142
----------------------------------------------------------------------------------
                                                                   $       582,142
----------------------------------------------------------------------------------

DRUGS -- 3.8%

First Horizon Pharmaceutical Corp.(1)                    83,100    $     2,042,598
Immucor, Inc.(1)                                         91,850          2,833,573
Pharmaceutical Product Development, Inc.(1)              21,900            924,837
Valeant Pharmaceuticals International                    42,900          1,029,600
----------------------------------------------------------------------------------
                                                                   $     6,830,608
----------------------------------------------------------------------------------

ELECTRONICS-INSTRUMENTS -- 0.6%

Molecular Devices Corp.(1)                               21,600    $       432,324
Trimble Navigation Ltd.(1)                               22,300            639,787
----------------------------------------------------------------------------------
                                                                   $     1,072,111
----------------------------------------------------------------------------------

ELECTRONICS-SEMICONDUCTORS -- 5.8%

Cree, Inc.(1)                                            12,400    $       427,924
Fairchild Semiconductor International, Inc.(1)           33,100            475,647
Lam Research Corp.(1)                                    30,900            804,327
Microsemi Corp.(1)                                       74,900          1,163,946
OmniVision Technologies, Inc.(1)                         39,900            634,410
QLogic Corp.(1)                                          12,000            390,000
Silicon Image, Inc.(1)                                  166,100          2,275,570
Tessera Technologies, Inc.(1)                           100,800          2,815,344
Varian Semiconductor Equipment Associates, Inc.(1)       30,200          1,045,222
Virage Logic Corp.(1)                                    34,800            537,660
----------------------------------------------------------------------------------
                                                                   $    10,570,050
----------------------------------------------------------------------------------

ENTERTAINMENT -- 1.5%

DreamWorks Animation SKG, Inc.(1)                        43,200    $     1,686,960
WMS Industries, Inc.(1)                                  36,100          1,055,925
----------------------------------------------------------------------------------
                                                                   $     2,742,885
----------------------------------------------------------------------------------

FINANCIAL SERVICES -- 1.6%

First Marblehead Corp., (The)(1)                         55,300    $     2,964,080
----------------------------------------------------------------------------------
                                                                   $     2,964,080
----------------------------------------------------------------------------------

HOTELS -- 1.2%

Choice Hotels International, Inc.                        33,100    $     1,651,690
Four Seasons Hotels, Inc.(2)                              8,200            554,484
----------------------------------------------------------------------------------
                                                                   $     2,206,174
----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.6%

Chattem, Inc.(1)                                         30,400    $     1,017,184
----------------------------------------------------------------------------------
                                                                   $     1,017,184
----------------------------------------------------------------------------------

INTERNET-SOFTWARE -- 1.3%

F5 Networks, Inc.(1)                                     49,500    $     1,977,525
TIBCO Software, Inc.(1)                                  42,300            411,156
----------------------------------------------------------------------------------
                                                                   $     2,388,681
----------------------------------------------------------------------------------

INTERNET CONTENT-ENTERTAINMENT -- 1.0%

Ask Jeeves, Inc.(1)                                      44,800    $     1,154,944
Jupitermedia Corp.(1)                                    29,800            591,083
----------------------------------------------------------------------------------
                                                                   $     1,746,027
----------------------------------------------------------------------------------

INTERNET SERVICES -- 3.1%

Blue Nile, Inc.(1)                                       23,400    $       568,620
Greenfield Online, Inc.(1)                               30,113            633,276
Infospace, Inc.(1)                                       39,800          2,089,500
J2 Global Communications, Inc.(1)                        22,200            669,330
Websense, Inc.(1)                                        38,900          1,578,173
----------------------------------------------------------------------------------
                                                                   $     5,538,899
----------------------------------------------------------------------------------

INVESTMENT SERVICES -- 1.5%

Greenhill & Co., Inc.                                    36,400    $       818,636
Host Marriott Corp. REIT(1)                              91,900          1,337,145
LaSalle Hotel Properties REIT                            19,100            548,552
----------------------------------------------------------------------------------
                                                                   $     2,704,333
----------------------------------------------------------------------------------

MACHINERY -- 1.1%

IDEX Corp.                                               20,500    $       756,450
Joy Global, Inc.                                         36,900          1,246,851
----------------------------------------------------------------------------------
                                                                   $     2,003,301
----------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                             SHARES        VALUE
----------------------------------------------------------------------------------
MEDICAL-BIOMED / GENETICS -- 0.9%

Serologicals Corp.(1)                                    48,000    $     1,135,200
Third Wave Technologies, Inc.(1)                         55,400            425,472
----------------------------------------------------------------------------------
                                                                   $     1,560,672
----------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 9.2%

American Medical Systems Holdings, Inc.(1)               17,100    $       634,410
ArthroCare Corp.(1)                                      38,700          1,192,347
Aspect Medical Systems, Inc.(1)                          55,700          1,001,486
Cooper Cos., Inc.                                        18,200          1,280,370
Cytyc Corp.(1)                                           81,800          2,134,162
Dade Behring Holdings, Inc.(1)                           42,475          2,390,918
DENTSPLY International, Inc.                             20,300          1,055,803
Foxhollow Technologies, Inc.(1)                           7,200            148,176
Given Imaging Ltd.(1)(2)                                 85,400          2,754,150
Haemonetics Corp.(1)                                     48,000          1,576,800
Intralase Corp.(1)                                       35,878            689,934
Kyphon, Inc.(1)                                          62,000          1,557,440
NuVasive, Inc.(1)                                        21,800            214,948
----------------------------------------------------------------------------------
                                                                   $    16,630,944
----------------------------------------------------------------------------------

METALS-INDUSTRIAL -- 1.4%

Cameco Corp.(2)                                          13,400    $     1,086,472
Formation Capital Corp.(1)(2)(3)(4)                     400,000            150,851
Pan American Silver Corp.(1)(2)                          34,900            587,018
Steel Dynamics, Inc.                                     18,800            624,160
----------------------------------------------------------------------------------
                                                                   $     2,448,501
----------------------------------------------------------------------------------

OIL AND GAS-EQUIPMENT AND SERVICES -- 1.6%

Atwood Oceanics, Inc.(1)                                 11,500    $       551,425
Cal Dive International, Inc.(1)                          21,400            757,774
Hydril Co.(1)                                            23,500          1,033,765
Stolt Offshore SA ADR(1)(2)                             112,500            572,625
----------------------------------------------------------------------------------
                                                                   $     2,915,589
----------------------------------------------------------------------------------

OIL AND GAS-EXPLORATION AND PRODUCTION -- 7.3%

Denbury Resources, Inc.(1)                               88,600    $     2,197,280
Harvest Natural Resources, Inc.(1)                       41,300            624,456
Houston Exploration Co.(1)                               14,700            861,420
Newfield Exploration Co.(1)                              17,300          1,006,860
PetroKazakhstan Inc. Class A(2)                          25,400            937,260
Quicksilver Resources, Inc.(1)                           96,200          3,042,806
Southwestern Energy Co.(1)                               36,200    $     1,663,028
Tesoro Petroleum Corp.(1)                                14,100            426,948
Ultra Petroleum Corp.(1)                                 14,600            709,560
Vintage Petroleum, Inc.                                  79,700          1,673,700
----------------------------------------------------------------------------------
                                                                   $    13,143,318
----------------------------------------------------------------------------------

REAL ESTATE OPERATION / DEVELOPMENT -- 0.4%

St. Joe Co., (The)                                       15,300    $       778,770
----------------------------------------------------------------------------------
                                                                   $       778,770
----------------------------------------------------------------------------------

RETAIL -- 0.5%

Kmart Holding Corp.(1)                                   10,000    $       920,400
----------------------------------------------------------------------------------
                                                                   $       920,400
----------------------------------------------------------------------------------

RETAIL-ELECTRONICS -- 0.2%

Guitar Center, Inc.(1)                                    8,500    $       379,355
----------------------------------------------------------------------------------
                                                                   $       379,355
----------------------------------------------------------------------------------

RETAIL-FOOD AND DRUG -- 0.5%

Jack in the Box, Inc.(1)                                 17,500    $       583,975
Texas Roadhouse, Inc., Class A(1)                        10,766            247,833
----------------------------------------------------------------------------------
                                                                   $       831,808
----------------------------------------------------------------------------------

RETAIL-SPECIALTY AND APPAREL -- 4.9%

American Eagle Outfitters                                40,900    $     1,671,992
Cabela's, Inc., Class A(1)                               17,200            434,472
Circuit City Stores, Inc.                                54,000            877,500
JOS A Bank Clothiers, Inc.(1)                            20,500            650,670
New York & Co., Inc.(1)                                  52,828          1,093,540
Pacific Sunwear of California, Inc.(1)                   29,400            689,136
Quicksilver, Inc.(1)                                     42,500          1,158,125
Urban Outfitters, Inc.(1)                                59,100          2,423,100
----------------------------------------------------------------------------------
                                                                   $     8,998,535
----------------------------------------------------------------------------------

TELECOMMUNICATIONS-EQUIPMENT -- 2.0%

American Tower Corp., Class A(1)                        106,400    $     1,829,016
CommScope, Inc.(1)                                       15,100            271,951
Ditech Communications Corp.(1)                           36,100            828,134
Plantronics, Inc.                                        14,500            630,750
----------------------------------------------------------------------------------
                                                                   $     3,559,851
----------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                             SHARES        VALUE
----------------------------------------------------------------------------------
TRANSPORTATION -- 5.2%

EGL, Inc.(1)                                             41,000    $     1,311,180
Landstar System, Inc.(1)                                 21,200          1,440,328
Overnite Corp.                                           20,200            653,672
Overseas Shipholding Group                               30,100          1,714,195
Teekay Shipping Corp.(2)                                 26,600          1,228,920
UTI Worldwide, Inc.(2)                                   17,700          1,150,500
Yellow Roadway Corp.(1)                                  38,200          1,833,218
----------------------------------------------------------------------------------
                                                                   $     9,332,013
----------------------------------------------------------------------------------

WIRELESS COMMUNICATION SERVICES -- 7.4%

Alvarion Ltd.(1)(2)                                      59,300    $       794,620
AO VimpelCom ADR(1)(2)                                   15,400          1,755,600
CANTV ADR(2)                                             24,600            565,800
Nextel Partners, Inc., Class A(1)                        42,700            719,068
NII Holdings, Inc., Class B(1)                          133,100          5,892,337
Novatel Wireless, Inc.(1)                                37,100            769,825
Research in Motion Ltd.(1)(2)                            19,200          1,693,440
Spectrasite, Inc.(1)                                     23,900          1,226,070
----------------------------------------------------------------------------------
                                                                   $    13,416,760
----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST, $147,139,316)                                 $   175,146,445
----------------------------------------------------------------------------------

SPECIAL WARRANTS -- 0.1%

SECURITY                                             SHARES        VALUE
----------------------------------------------------------------------------------
METALS-GOLD -- 0.1%

Western Exploration and Development,  Ltd.(1)(3)(4)     600,000    $       180,000
----------------------------------------------------------------------------------
                                                                   $       180,000
----------------------------------------------------------------------------------

TOTAL SPECIAL WARRANTS
   (IDENTIFIED COST, $480,000)                                     $       180,000
----------------------------------------------------------------------------------

PRIVATE PLACEMENTS -- 0.0%

SECURITY                                             SHARES        VALUE
----------------------------------------------------------------------------------
METALS-GOLD -- 0.0%

Nevada Pacific Mining Co.(1)(3)(4)                       80,000    $        56,000
----------------------------------------------------------------------------------
                                                                   $        56,000
----------------------------------------------------------------------------------

TOTAL PRIVATE PLACEMENTS
   (IDENTIFIED COST, $80,000)                                      $        56,000
----------------------------------------------------------------------------------

COMMERCIAL PAPER -- 1.3%

                                                PRINCIPAL
                                                AMOUNT
SECURITY                                        (000'S OMITTED)    VALUE
----------------------------------------------------------------------------------
General Electric Capital Corp., 1.83%, 11/1/04  $         2,371    $     2,371,001
----------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
   (AT AMORTIZED COST, $2,371,001)                                 $     2,371,001
----------------------------------------------------------------------------------

                        See notes to financial statements

SHORT-TERM INVESTMENTS -- 2.0%

                                                PRINCIPAL
                                                AMOUNT
SECURITY                                        (000'S OMITTED)    VALUE
----------------------------------------------------------------------------------
Investors Bank and Trust Time Deposit,
1.88%, 11/1/04                                  $         3,642    $     3,642,000
----------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $3,642,000)                                 $     3,642,000
----------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 100.3%
   (IDENTIFIED COST, $153,712,317)                                 $   181,395,446
----------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- (0.3)%                           $      (618,036)
----------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                               $   180,777,410
----------------------------------------------------------------------------------

ADR - American Depositary Receipt

(1)  Non-income producing security.

(2)  Foreign security.

(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4) Restricted security.

COUNTRY CONCENTRATION

                                              PERCENTAGE OF
COUNTRY                                       TOTAL INVESTMENTS    VALUE
----------------------------------------------------------------------------------
United States                                              88.7%   $   160,994,023
Israel                                                      3.0%         5,394,405
Canada                                                      2.7%         5,009,525
Bermuda                                                     1.5%         2,707,335
Russia                                                      1.0%         1,755,600
Brazil                                                      0.9%         1,575,447
Great Britian                                               0.6%         1,150,500
India                                                       0.6%         1,024,530
France                                                      0.4%           645,656
Luxembourg                                                  0.3%           572,625
Venezuela                                                   0.3%           565,800
----------------------------------------------------------------------------------
Total                                                       100%   $   181,395,446

                       See notes to financial statements

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $153,712,317)              $   181,395,446
Cash                                                                        74,226
Receivable for investments sold                                          6,620,417
Dividends and interest receivable                                           19,336
Tax reclaim receivable                                                         312
----------------------------------------------------------------------------------
TOTAL ASSETS                                                       $   188,109,737
----------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                  $     7,262,097
Payable to affiliate for Trustees' fees                                      7,562
Accrued expenses                                                            62,668
----------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  $     7,332,327
----------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO          $   180,777,410
----------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals            $   153,094,185
Net unrealized appreciation (computed on the basis of identified
  cost)                                                                 27,683,225
----------------------------------------------------------------------------------
TOTAL                                                              $   180,777,410
----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $7,767)                           $       427,436
Interest                                                                    94,656
----------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                            $       522,092
----------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                             $     1,292,277
Trustees' fees and expenses                                                 12,008
Custodian fee                                                              187,210
Legal and accounting services                                               44,284
Miscellaneous                                                               14,233
----------------------------------------------------------------------------------
TOTAL EXPENSES                                                     $     1,550,012
----------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                      $            96
----------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                           $            96
----------------------------------------------------------------------------------

NET EXPENSES                                                       $     1,549,916
----------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                $    (1,027,824)
----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                 $    10,265,268
   Net increase from payments by affiliate and net gains (losses)
      realized on the disposal of investments purchased which did
      not meet the Portfolio's investment guidelines                        39,889
   Foreign currency transactions                                            (5,469)
----------------------------------------------------------------------------------
NET REALIZED GAIN                                                  $    10,299,688
----------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                             $   (11,832,743)
   Foreign currency                                                             96
----------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)               $   (11,832,647)
----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                   $    (1,532,959)
----------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $    (2,560,783)
----------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                             YEAR ENDED         YEAR ENDED
IN NET ASSETS                                   OCTOBER 31, 2004   OCTOBER 31, 2003
-----------------------------------------------------------------------------------
From operations --
   Net investment loss                          $    (1,027,824)   $     (1,089,582)
   Net realized gain from investment
      transactions, payments by affiliate
      and foreign currency transactions              10,299,688          27,727,579
   Net change in unrealized
      appreciation (depreciation)
      of investments and foreign currency           (11,832,647)         23,194,183
-----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              $    (2,560,783)   $     49,832,180
-----------------------------------------------------------------------------------
Capital transactions --
   Contributions                                $    14,945,367    $     26,027,907
   Withdrawals                                      (58,309,543)        (58,232,046)
-----------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                         $   (43,364,176)   $    (32,204,139)
-----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS           $   (45,924,959)   $     17,628,041
-----------------------------------------------------------------------------------

NET ASSETS

At beginning of year                            $   226,702,369    $    209,074,328
-----------------------------------------------------------------------------------
AT END OF YEAR                                  $   180,777,410    $    226,702,369
-----------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                 YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------       PERIOD ENDED
                                                           2004            2003          2002       OCTOBER 31, 2001(1)
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                   0.75%           0.73%         0.73%             0.70%(2)
   Expenses after custodian fee reduction                     0.75%           0.73%         0.73%             0.68%(2)
   Net investment loss                                       (0.50)%         (0.53)%       (0.49)%           (0.48)%(2)
Portfolio Turnover                                             282%            248%          131%               38%
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                              (1.05)%(4)      27.24%       (22.16)%              --
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                 $  180,777      $  226,702    $  209,074        $  307,838
-----------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2001, to October 31, 2001.

(2)  Annualized.

(3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

(4) The Portfolio's net increase from payments by affiliate and net gains (losses) realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return for the year ended October 31, 2004.

                       See notes to financial statements

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed Small-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Tax-Managed Small-Cap Growth Fund 1.1, the Tax-Managed Small-Cap Growth Fund
   1.2 and the Tax-Managed Equity Asset Allocation Fund held 65.5%, 19.5% and 14.9% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D FINANCIAL FUTURES CONTRACTS -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   F EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   G SECURITIES SOLD SHORT -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security exchangeable for an equal amount of the security sold short in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers on the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   J OTHER -- Investment transactions are accounted for on a trade-date basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the advisory fee amounted to $1,292,277. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

   For the year ended October 31, 2004, EVM reimbursed the Portfolio $70,687 for a net loss realized, in addition to realizing a net gain of $39,889, on the disposal of investments which did not meet the Portfolio's investment guidelines.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $564,938,603 and $601,423,952, respectively, for the year ended October 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                            $  154,733,592
   --------------------------------------------------------
   Gross unrealized appreciation             $   28,413,229
   Gross unrealized depreciation                 (1,751,375)
   --------------------------------------------------------
   NET UNREALIZED APPRECIATION               $   26,661,854
   --------------------------------------------------------

   The unrealized appreciation on foreign currency is $96.

5  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall govermemtal supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2004.

7  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

8  RESTRICTED SECURITIES

   At October 31, 2004, the Portfolio owned the following securities (representing 0.21% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The fair value is determined using methods determined in good faith by or at the direction of the Trustees.

                                        DATE OF
   DESCRIPTION                          ACQUISITION          SHARES/FACE       COST      FAIR VALUE
   ------------------------------------------------------------------------------------------------
   COMMON STOCKS

   Formation Capital Corp.                12/21/98               400,000    $   88,260  $   150,851
   ------------------------------------------------------------------------------------------------
                                                                            $   88,260  $   150,851
   ------------------------------------------------------------------------------------------------
   PRIVATE PLACEMENTS AND SPECIAL WARRANTS

   Nevada Pacific Mining Co.              12/21/98                80,000    $   80,000  $    56,000

   Western Exploration and
     Development, Ltd.                    12/21/98               600,000       480,000      180,000
   ------------------------------------------------------------------------------------------------
                                                                            $  560,000  $   236,000
   ------------------------------------------------------------------------------------------------

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS
OF TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Small-Cap Growth Portfolio (the Portfolio) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period than ended and the supplementary data for each of the three years in the period then ended, and the period from the start of business, March 1, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Small-Cap Growth Portfolio at October 31, 2004, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                          POSITION(S)          TERM OF                                    NUMBER OF PORTFOLIOS
                           WITH THE          OFFICE AND                                      IN FUND COMPLEX
         NAME AND          TRUST AND          LENGTH OF        PRINCIPAL OCCUPATION(S)         OVERSEEN BY      OTHER DIRECTORSHIPS
      DATE OF BIRTH      THE PORTFOLIO         SERVICE          DURING PAST FIVE YEARS          TRUSTEE(1)              HELD
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes             Trustee     Trustee of the Trust Chairman, President and               192            Director of EVC
11/9/41                                  since 1991; of the  Chief Executive Officer of
                                        Portfolio since 1998 BMR, EVC, EVM and EV;
                                                             Director of EV; Vice
                                                             President and Director of
                                                             EVD. Trustee and/or officer
                                                             of 192 registered
                                                             investment companies in the
                                                             Eaton Vance Fund Complex.
                                                             Mr. Hawkes is an interested
                                                             person because of his
                                                             positions with BMR, EVM,
                                                             EVC and EV, which are
                                                             affiliates of the Trust and
                                                             the Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III        Trustee     Trustee of the Trust Jacob H. Schiff Professor             192          Director of Tiffany
2/23/35                                 since 1986; of the   of Investment Banking                               & Co. (specialty
                                        Portfolio since 1998 Emeritus, Harvard                                    retailer) and
                                                             University Graduate School                            Telect, Inc.
                                                             of Business Administration.                        (telecommunication
                                                                                                                 services company)

William H. Park             Trustee          Since 2003      President and Chief                   192                  None
9/19/47                                                      Executive Officer, Prizm
                                                             Capital Management, LLC
                                                             (investment management
                                                             firm) (since 2002).
                                                             Executive Vice President
                                                             and Chief Financial
                                                             Officer, United Asset
                                                             Management Corporation (a
                                                             holding company owning
                                                             institutional investment
                                                             management firms)
                                                             (1982-2001).

Ronald A. Pearlman          Trustee          Since 2003      Professor of Law,                     192                  None
7/10/40                                                      Georgetown University Law
                                                             Center (since 1999). Tax
                                                             Partner, Covington &
                                                             Burling, Washington, DC
                                                             (1991-2000).

Norton H. Reamer            Trustee     Trustee of the Trust President, Chief Executive            192                  None
9/21/35                                  since 1986; of the  Officer and a Director of
                                        Portfolio since 1998 Asset Management Finance
                                                             Corp. (a specialty finance
                                                             company serving the
                                                             investment management
                                                             industry) (since
                                                             October 2003). President,
                                                             Unicorn Corporation (an
                                                             investment and financial
                                                             advisory services company)
                                                             (since September 2000).
                                                             Formerly, Chairman,
                                                             Hellman, Jordan Management
                                                             Co., Inc. (an investment
                                                             management company)
                                                             (2000-2003). Formerly,
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (2002-2003).
                                                             Formerly Chairman of the
                                                             Board, United Asset
                                                             Management Corporation (a
                                                             holding company owning
                                                             institutional investment
                                                             management firms) and
                                                             Chairman, President and
                                                             Director, UAM Funds (mutual
                                                             funds) (1980-2000).

Lynn A. Stout               Trustee          Since 1998      Professor of Law,                     192                  None
9/14/57                                                      University of California at
                                                             Los Angeles School of Law
                                                             (since July 2001). Formerly,
                                                             Professor of Law,
                                                             Georgetown University Law
                                                             Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                 POSITION(S)                    TERM OF
                                  WITH THE                    OFFICE AND
         NAME AND               TRUST AND THE                  LENGTH OF                        PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH               PORTFOLIO                     SERVICE                          DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.        President of the Trust              Since 2002            Executive Vice President of EVM, BMR, EVC and
5/31/58                                                                              EV; Chief Investment Officer of EVM and BMR
                                                                                     and Director of EVC. Chief Executive Officer
                                                                                     of Belair Capital Fund LLC, Belcrest Capital
                                                                                     Fund LLC, Belmar Capital Fund LLC, Belport
                                                                                     Capital Fund LLC and Belrose Capital Fund LLC
                                                                                     (private investment companies sponsored by
                                                                                     EVM). Officer of 55 registered investment
                                                                                     companies managed by EVM or BMR.

William H. Ahern, Jr.        Vice President of                 Since 1995            Vice President of EVM and BMR. Officer of 78
7/28/59                          the Trust                                           registered investment companies managed by
                                                                                     EVM or BMR.

Thomas J. Fetter              Vice President of                Since 1997            Vice President of EVM and BMR. Officer of 124
8/20/43                           the Trust                                          registered investment companies managed by
                                                                                     EVM or BMR.

Michael R. Mach               Vice President of                Since 1999            Vice President of EVM and BMR. Previously,
7/15/47                           the Trust                                          Managing Director and Senior Analyst for
                                                                                     Robertson Stephens (1998-1999). Officer of 28
                                                                                     registered investment companies managed by
                                                                                     EVM or BMR.

Robert B. MacIntosh           Vice President of                Since 1998            Vice President of EVM and BMR. Officer of 124
1/22/57                           the Trust                                          registered investment companies managed by
                                                                                     EVM or BMR.

Duncan W. Richardson        Vice President of the     Vice President of the Trust    Senior Vice President and Chief Equity
10/26/57                     Trust, President of     since 2001; President of the    Investment Officer of EVM and BMR. Officer of
                                the Portfolio           Portfolio since 2002         44 registered investment companies managed by
                                                                                     EVM or BMR.

Walter A. Row, III            Vice President of                Since 2001            Director of Equity Research and a Vice
7/20/57                           the Trust                                          President of EVM and BMR. Officer of
                                                                                     24 registered investment companies managed by
                                                                                     EVM or BMR.

Judith A. Saryan              Vice President of                Since 2003            Vice President of EVM and BMR. Previously,
8/21/54                           the Trust                                          Portfolio Manager and Equity Analyst for
                                                                                     State Street Global Advisers (1980-1999).
                                                                                     Officer of 27 registered investment companies
                                                                                     managed by EVM or BMR.

Susan Schiff                  Vice President of                Since 2002            Vice President of EVM and BMR. Officer of 27
3/13/61                           the Trust                                          registered investment companies managed by
                                                                                     EVM or BMR.

Toni Y. Shimura               Vice President of                Since 2003            Vice President of EVM and BMR. Previously,
2/3/52                          the Portfolio                                        Senior Vice President and Portfolio Manager
                                                                                     with Massachusetts Financial Services Company
                                                                                     (1993-2002). Officer of 3 registered
                                                                                     investment companies managed by EVM and BMR.

Alan R. Dynner                    Secretary           Secretary of the Trust since   Vice President, Secretary and Chief Legal
10/10/40                                                 1997; of the Portfolio      Officer of BMR, EVM, EVD, EV and EVC. Officer
                                                               since 1998            of 192 registered investment companies
                                                                                     managed by EVM and BMR.

Michelle A. Green               Treasurer of                  Since 2002(2)          Vice President of EVM and BMR. Chief
8/25/69                         the Portfolio                                        Financial Officer of Belair Capital Fund LLC,
                                                                                     Belcrest Capital Fund LLC, Belmar Capital
                                                                                     Fund LLC, Belport Capital Fund LLC and
                                                                                     Belrose Capital Fund LLC (private investment
                                                                                     companies sponsored by EVM). Officer of 83
                                                                                     registered investment companies managed by
                                                                                     EVM or BMR.

James L. O'Connor          Treasurer of the Trust              Since 1989            Vice President of BMR, EVM and EVD. Officer
4/1/45                                                                               of 114 registered investment companies
                                                                                     managed by EVM or BMR.

Paul M. O'Neil                      Chief                      Since 2004            Vice President of EVM and BMR. Officer of 192
7/11/53                      Compliance Officer                                      registered investment companies managed by
                                                                                     EVM or BMR.

(1)  Includes both master feeder and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Green served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

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          INVESTMENT ADVISER OF TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                 BOSTON, MA 02109

       ADMINISTRATOR OF EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                 BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022

                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

130-12/04                                                                  MGSRC